UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22903

J.P. Morgan Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

J.P. Morgan Investment Management Inc.

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

With copies to:

Elizabeth A. Davin, Esq. JPMorgan Chase & Co. 1111 Polaris Parkway Columbus, OH 43240	Jon S. Rand, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036

Registrant’s telephone number, including area code: 1-844-457-6383

Date of fiscal year end: Last day of February

Date of reporting period: March 1, 2020 through February 28, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Report. Not Applicable. Notices do not incorporate disclosures from the shareholder reports.

Annual Report

J.P. Morgan Exchange-Traded Funds

February 28, 2021

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

JPMorgan Core Plus Bond ETF

JPMorgan Corporate Bond Research Enhanced ETF

JPMorgan High Yield Research Enhanced ETF

JPMorgan International Bond Opportunities ETF (formerly known as JPMorgan Global Bond Opportunities ETF )

JPMorgan Municipal ETF

JPMorgan U.S. Aggregate Bond ETF

JPMorgan Ultra-Short Income ETF

JPMorgan Ultra-Short Municipal Income ETF

JPMorgan USD Emerging Markets Sovereign Bond ETF

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from a Fund. Shares may only be subscribed and redeemed directly from a Fund by Authorized Participants, in large creation/redemption units. Brokerage commissions will reduce returns.

PRESIDENT’S LETTER

April 13, 2021 (Unaudited)

Dear Shareholder,

Financial markets largely proved to be resilient over the past four quarters, thanks to continued support from monetary and fiscal policies, the distribution of the first vaccines against COVID-19 and the prospect for an expanded re-opening of local, national and global economies. At the end of the twelve months ended February 28, 2021, J.P. Morgan Exchange-Traded Funds had expanded in the U.S. to more than $50 billion in assets under management across 33 funds.

“From the initial turmoil of the pandemic through the impressive rebound in financial markets, we have remained focused on providing investors with a diversified platform of solutions to help them build durable portfolios.”

– Joanna M. Gallegos

The investment environment has drastically changed since the World Health Organization declared the spread of the virus a pandemic in early March 2020. Though an outright financial crisis was headed off by the rapid response of leading central banks, the yields on both 10-year U.S. Treasury bonds and 30-year U.S. Treasury bonds fell to record lows and leading equity indexes lost 20% or more of their value in first quarter of 2020. Over the second half of 2020 and into the first months of 2021, financial markets recovered amid continued central bank support, additional government spending and the eventual development and distribution of vaccines.

Notably, the first months of 2021 were marked by the passage of the $1.9 trillion American Rescue Plan -- signed into law March 11 -- and the initial debate over President Biden’s proposed $2 trillion American Jobs Act. The potential economic impact of massive government spending and an expanded vaccination effort has bolstered investor expectations for a surge of economic activity that will potentially lift corporate profits and job growth this year. This investor optimism has helped push the Standard & Poor’s 500 Index above 4,000 points for the first time. However, the path to a fully re-opened economy includes a range of uncertainties, from the threat of new strains of COVID-19 and a resurgence in infections -- both in the U.S. and Europe -- to the potential for accelerating inflation and rising long-term interest rates.

From the initial turmoil of the pandemic through the impressive rebound in financial markets, we have remained focused on providing investors with a diversified platform of solutions to help them build durable portfolios. Regardless of the market environment, we seek to deliver innovative, quality ETFs that meet the needs of investors and we are proud of our accomplishments and our ability to adapt to new global realities. Thank you for your belief in our Firm and our process.

Sincerely,

Joanna M. Gallegos

President, J.P. Morgan Exchange-Traded Funds

J.P Morgan Asset Management

1-844-4JPM-ETF or jpmorgan.com/etfs for more information

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	1

J.P. Morgan Exchange-Traded Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited)

Financial markets largely recovered from a sharp sell-off in February and March of 2020, led by a sustained rally in equity markets. While bonds generally provided positive returns for the period, fixed income markets generally underperformed equity markets amid historically low interest rates.

Investors initially responded to the pandemic and the closure of large sectors of national economies by buying developed market government bonds as well as commodity gold. Yields on both the 10-year and 30-year U.S. Treasury bonds briefly fell to record lows in March 2020. By the end of the first quarter of 2020, leading developed market equity indexes had fallen by 20% or more and crude oil prices had plummeted by 60%.

Central banks around the world responded by cutting interest rates, initiating or extending asset purchasing programs and working to ensure liquidity in capital markets. Governments also responded with massive stimulus and relief spending. At the start of the second half of 2020, U.S. equity led a broad rebound in both developed markets and emerging markets equity, which was interrupted in September and October 2020 as re-closings across parts of Asia and Europe in response to resurgent infections dented investor optimism.

However, the approvals of the first vaccines against COVID-19 in late 2020 reignited investor demand for equity amid expectations that mass vaccinations would lead to the re-opening of businesses, schools and other parts of national economies. Within fixed income markets, high yield bonds (also known as “junk bonds”) and emerging markets debt outperformed U.S investment grade debt and U.S. Treasury bonds.

For the twelve months ended February 28, 2021, the Bloomberg Barclays U.S. Aggregate Index returned 1.38% and the Bloomberg Barclays Global Multiverse Index returned 4.50%.

2	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	2.28%
Market Price**	2.55%
Bloomberg Barclays Short-Term U.S. Aggregate Bond Index	2.36%

Net Assets as of 2/28/2021	$59,654,406
Duration as of 2/28/2021	2.7 Years

INVESTMENT OBJECTIVE***

The JPMorgan BetaBuilders 1-5 Year US Aggregate Bond ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg Barclays Short-Term U.S. Aggregate Bond Index (the “Underlying Index”).

INVESTMENT APPROACH

The Underlying Index, which includes bonds with remaining effective maturities between one and five years, is a subset of the Bloomberg Barclays U.S. Aggregate Index which consists of U.S. dollar denominated investment-grade taxable bonds. Using a “passive” investment approach, the Fund attempts to replicate the Underlying Index as closely as possible and invests at least 80% of its assets in securities included in the Underlying Index.

HOW DID THE FUND PERFORM?

For the twelve months ended February 28, 2021, the Fund performed in line with the Underlying Index, before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.

The Fund’s and the Underlying Index’s exposure to U.S. Treasury bonds was a leading contributor to performance during the reporting period.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the U.S. Treasury and corporate bond sectors and the smallest allocations were to the securitized debt and foreign government related bond sectors.

PORTFOLIO COMPOSITION****
U.S. Treasury Obligations	55.2%
Corporate Bonds	24.7
Mortgage-Backed Securities	8.2
Supranational	3.1
U.S. Government Agency Securities	2.7
Commercial Mortgage-Backed Securities	2.5
Foreign Government Securities	1.6
Others (each less than 1.0%)	1.0
Short-Term Investments	1.0

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $25.93 as of February 28, 2021.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of February 28, 2021, the closing price was $25.98.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of February 28, 2021. The Fund’s composition is subject to change.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	3

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2021 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
Net Asset Value	March 12, 2019	2.28%	4.16%
Market Price		2.55%	4.26%

LIFE OF FUND PERFORMANCE (3/12/19 TO 2/28/21)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on March 12, 2019.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF and the Bloomberg Barclays Short-Term U.S. Aggregate Bond Index from March 12, 2019 to February 28, 2021. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays Short-Term U.S. Aggregate Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg Barclays Short-Term U.S. Aggregate Bond Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Fund performance reflects any waiver, if applicable, of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

JPMorgan Core Plus Bond ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	3.08%
Market Price**	2.87%
Bloomberg Barclays U.S. Aggregate Index	1.38%

Net Assets as of 2/28/2021	$146,648,110
Duration as of 2/28/2021	5.9 Years

INVESTMENT OBJECTIVE***

The JPMorgan Core Plus Bond ETF (the “Fund”) seeks to provide a high level of current income by investing primarily in a diversified portfolio of high, medium and low-grade debt securities.

INVESTMENT APPROACH

The Fund invests primarily in investment grade bonds, with the flexibility to invest up to 30% in high yield debt (also known as “junk bonds”). Up to 25% of the Fund’s assets may be invested in foreign securities. The portfolio managers allocate the Fund’s assets among a range of sectors based on strategic positioning and other tactical considerations. In buying and selling investments for the Fund, the adviser looks for market sectors and securities that it believes will perform well over time. The adviser selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, currency risk, legal provisions and the structure of the transactions.

HOW DID THE FUND PERFORM?

For the twelve months ended February 28, 2021, the Fund outperformed the Bloomberg Barclays U.S. Aggregate Index (the “Index”).

Relative to the Index, the Fund’s overweight allocations to high yield corporate credit, asset-backed securities, commercial mortgage-backed securities and non-agency residential mortgage-backed securities were leading contributors to performance as yields within these sectors generally rebounded to pre-pandemic levels after March 2020.

The Fund’s interest rate positioning detracted marginally from performance during the period. The Fund’s dynamic duration positioning in March and April 2020 detracted from returns as interest rates traded in a tight range after the surge in interest rate volatility during late February and early March 2020. Much of this negative performance was offset by interest rate positioning during January and February 2021 when the Fund was positioned with shorter duration and was underweight in the long end of the yield curve as interest rates moved higher and the yield curve steepened. Generally, bonds with shorter duration will experience a smaller decrease in price as interest rates rise, relative to bonds with longer duration. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on security selection and relative value, which seeks to take advantage of pricing discrepancies between individual securities or market sectors. The managers employed macro-economic analysis to determine asset allocations and positioning on the yield curve. The managers used bottom-up research and top-down macro perspective to construct a diversified portfolio of fixed income securities. As a result of this process, the Fund’s largest sector allocations at the end of the reporting period were to securitized debt, which includes agency and non-agency residential mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities, and corporate bonds. The Fund’s smallest allocations were to emerging markets debt and U.S. government obligations, including Treasury bonds and agency debentures.

PORTFOLIO COMPOSITION****
Corporate Bonds	33.8%
Mortgage-Backed Securities	18.3
Asset-Backed Securities	13.3
U.S. Treasury Obligations	9.1
Collateralized Mortgage Obligations	2.9
Commercial Mortgage-Backed Securities	2.6
Others (each less than 1.0%)	0.0	(a)
Short-Term Investments	20.0

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $54.30 as of February 28, 2021.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of February 28, 2021, the closing price was $54.48.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of February 28, 2021. The Fund’s composition is subject to change.
(a)	Amount rounds to less than 0.1%

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	5

JPMorgan Core Plus Bond ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2021 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Core Plus Bond ETF
Net Asset Value	January 28, 2019	3.08%	7.27%
Market Price		2.87%	7.43%

LIFE OF FUND PERFORMANCE (1/28/19 TO 2/28/21)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on January 28, 2019.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Core Plus Bond ETF and the Bloomberg Barclays U.S. Aggregate Index from January 28, 2019 to February 28, 2021. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays U.S. Aggregate Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Fund performance reflects waiver of a portion of the Fund’s fees and reimbursement of expenses for certain periods from the Fund’s inception date and prior to implementation of a unitary fee structure on November 19, 2019. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

JPMorgan Corporate Bond Research Enhanced ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	2.22%
Market Price**	2.09%
Bloomberg Barclays U.S. Corporate Index	2.79%

Net Assets as of 2/28/2021	$55,332,638
Duration as of 2/28/2021	8.5 Years

INVESTMENT OBJECTIVE***

The JPMorgan Corporate Bond Research Enhanced ETF (the “Fund”) seeks to provide total return from a portfolio of investment grade corporate bonds.

INVESTMENT APPROACH

The Fund invests primarily in investment grade bonds and uses fundamental credit research for enhanced security selection and sector allocation. The Fund seeks to outperform the Bloomberg Barclays U.S. Corporate Index (the “Index”) while maintaining similar risk characteristics.

HOW DID THE FUND PERFORM?

For the twelve months ended February 28, 2021, the Fund underperformed the Index.

Relative to the Index, the Fund’s security selection within the financial sector, specifically the insurance subsector, was a leading detractor from performance. In particular, the Fund’s underweight position in Athene Holding Ltd., a retirement services company not held in the Fund, detracted from performance after the company posted better-than-expected earnings for the fourth quarter of 2020 and amid investor expectations that it will expand operations. In the energy sector, the Fund’s position in Occidental Petroleum Corp. also detracted from relative performance as the company’s bonds were downgraded to below investment grade in March 2020.

The Fund’s security selection within the communications sector was a leading contributor to performance. The Fund’s overweight position in Boeing Co. was the largest individual contributor to performance amid investor expectations that the company would benefit from a resumption in demand for air travel in 2021, as well as pending regulatory approvals of its 737 Max aircraft.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers sought to invest in companies that they believed were attractive from a fundamental and relative value analysis, while seeking to underweight companies that were unattractive based on their analysis. From a sector perspective, the Fund remained largely in line with the sector weightings in the Index, with its largest underweight allocations to the basic industry and other industrial sectors and its largest overweight allocations to the consumer non-cyclical and technology sectors.

PORTFOLIO COMPOSITION****
Corporate Bonds	98.8%
Others (each less than 1.0%)	0.8
Short-Term Investments	0.4

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $55.31 as of February 28, 2021.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca, Inc. As of February 28, 2021, the closing price was $55.48.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of February 28, 2021. The Fund’s composition is subject to change.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	7

JPMorgan Corporate Bond Research Enhanced ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2021 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Corporate Bond Research Enhanced ETF
Net Asset Value	December 12, 2018	2.22%	9.46%
Market Price		2.09%	9.60%

LIFE OF FUND PERFORMANCE (12/12/18 TO 2/28/21)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on December 12, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Corporate Bond Research Enhanced ETF and the Bloomberg Barclays U.S. Corporate Index from December 12, 2018 to February 28, 2021. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays U.S. Corporate Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg Barclays U.S. Corporate Index broadly measures the investment grade, fixed-rate, taxable, corporate bond market. It includes USD denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. Securities in the index roll up to the U.S. Credit and U.S. Aggregate Indices.

Fund performance reflects waiver of a portion of the Fund’s fees and reimbursement of expenses for certain periods from the Fund’s inception date and prior to implementation of a unitary fee structure on November 19, 2019. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

JPMorgan High Yield Research Enhanced ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	7.14%
Market Price**	6.43%
Bloomberg Barclays U.S. Corporate High Yield – 2% Issuer Capped Index	9.31%

Net Assets as of 2/28/2021	$1,559,634,055
Duration as of 2/28/2021	4.3 Years

INVESTMENT OBJECTIVE***

The JPMorgan High Yield Research Enhanced ETF (the “Fund”) seeks to provide a high level of income. Capital appreciation is a secondary objective.

INVESTMENT APPROACH

The Fund invests in a diversified portfolio of high-yield securities (also called “junk bonds”). Issuers may be domestic or foreign, but the Fund only invests in U.S. dollar-denominated investments.

HOW DID THE FUND PERFORM?

For the twelve months ended February 28, 2021, the Fund posted a positive absolute performance and underperformed the Bloomberg Barclays U.S. Corporate High Yield – 2% Issuer Capped Index (the “Benchmark”).

During the period, bonds rated single-B and CCC and lower significantly underperformed bonds rated BB as prices for lower rated bonds generally fell.

Relative to the Benchmark, the Fund’s security selection in the energy and consumer non-cyclical sectors detracted from performance. The Fund’s overweight allocation to bonds rated BB and its underweight allocation to bonds rated CCC were leading contributors to relative performance. The Fund’s security selection in the communications and basic industry sectors also contributed to relative performance.

HOW WAS THE FUND POSITIONED?

During the period, the Fund was neutral to its Benchmark in terms of industry groups and duration structure. The portfolio managers selected securities based on the views of their credit analysts and the Fund was underweight in securities rated CCC or lower and overweight in securities rated BB and B.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	9

JPMorgan High Yield Research Enhanced ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited) (continued)

PORTFOLIO COMPOSITION BY INDUSTRY****
Oil, Gas & Consumable Fuels	11.9%
Hotels, Restaurants & Leisure	7.6
Media	6.4
Health Care Providers & Services	6.3
Diversified Telecommunication Services	5.8
Consumer Finance	4.5
Equity Real Estate Investment Trusts (REITs)	3.4
Metals & Mining	3.3
Aerospace & Defense	3.2
Food Products	2.8
Chemicals	2.8
Commercial Services & Supplies	2.7
Pharmaceuticals	2.5
Trading Companies & Distributors	2.5
Auto Components	2.4
Entertainment	2.4
Electric Utilities	2.2
Thrifts & Mortgage Finance	2.1
Specialty Retail	1.8
Building Products	1.8
Wireless Telecommunication Services	1.8
Containers & Packaging	1.5
Technology Hardware, Storage & Peripherals	1.3
Communications Equipment	1.2
IT Services	1.2
Food & Staples Retailing	1.1
Software	1.0
Others (each less than 1.0%)	11.6
Short-Term Investments	0 .9

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $51.61 as of February 28, 2021.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of February 28, 2021, the closing price was $51.61.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of February 28, 2021. The Fund’s composition is subject to change.

10	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2021 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan High Yield Research Enhanced ETF
Net Asset Value	September 14, 2016	7.14%	5.65%
Market Price		6.43%	5.63%

LIFE OF FUND PERFORMANCE (9/14/16 TO 2/28/21)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on September 14, 2016.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan High Yield Research Enhanced ETF, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Capped Index from September 14, 2016 to February 28, 2021. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Capped Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Capped Index is an unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The index limits the maximum exposure to any one issuer to 2%. Investors cannot invest directly in an index.

Fund performance reflects waiver of a portion of the Fund’s fees and reimbursement of expenses for certain periods from the Fund’s inception date and prior to implementation of a unitary fee structure on November 19, 2019. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	11

JPMorgan International Bond Opportunities ETF

(formerly known as JPMorgan Global Bond Opportunities ETF )1

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	5.04%
Market Price**	5.95%
Bloomberg Barclays Multiverse ex-USA (USD Hedged) Index	(0.24)%
Bloomberg Barclays Multiverse Index	4.50%

Net Assets as of 2/28/2021	$250,097,283
Duration as of 2/28/2021	3.4 Years

INVESTMENT OBJECTIVE***

The JPMorgan International Bond Opportunities ETF (the “Fund”) seeks to provide total return.

INVESTMENT APPROACH

The Fund invests across sectors in developed and emerging markets without benchmark constraints. The Fund is flexible and opportunistic and the Fund’s adviser has broad discretion to shift the Fund’s exposures to strategies, sectors, countries or currencies based on changing market conditions and its view of the best mix of investment opportunities.

HOW DID THE FUND PERFORM?

For the twelve months ended February 28, 2021, the Fund posted a positive return of 5.04%. The Fund is managed with an unconstrained orientation and is not managed relative to a benchmark index. While the Fund is not managed to a benchmark, its return is compared to the Bloomberg Barclays Multiverse ex-USA (USD Hedged) Index, which returned -0.24% for the reporting period.

In terms of absolute performance, the Fund’s allocation to investment grade corporate credit was the leading contributor to absolute performance. The Fund’s allocation to corporate high yield debt (also known as “junk bonds”), government interest rates (via government bonds and interest rate futures) and emerging markets debt, including local currency denominated debt, also contributed to absolute performance. The Fund’s investments in securitized debt also provided positive returns for the Fund.

Relative to the Bloomberg Barclays Multiverse ex-USA (USD Hedged) Index, the Fund’s shorter overall duration contributed to performance as interest rates rose during the period. Generally, bonds with shorter duration experience smaller price declines when interest rates rise, compared with bonds of longer duration.

HOW WAS THE FUND POSITIONED?

The Fund’s managers reduced its exposure to emerging markets debt and high yield debt by roughly 50% at the start of March 2020, in response to the market impact of the COVID-19 pandemic. The managers also adjusted the Fund’s currency positioning and increased overall duration to 5.8 years at the end of March 2020. As financial market stability returned, the Fund subsequently invested in new issues of U.S. investment grade debt and continued to increase its allocation to investment grade debt throughout the second quarter of 2020. By the end of the reporting period, the managers had increased the Fund’s allocation to emerging markets debt and corporate high yield debt, while reducing the Fund’s overall duration. The managers also trimmed the Fund’s exposures to securitized debt and debt from peripheral Europe. The managers also significantly reduced overall duration, primarily by moving to a net short position in U.S. Treasury securities.

The managers increased the length of the Fund’s overall duration through an increase in high quality government bonds, as well as longer duration investment grade debt during March. The managers subsequently reduced duration to 3.44 years at February 28, 2021 from 5.19 years at February 29, 2020.

1	On September 14, 2020, the Fund’s name was changed to JPMorgan International Bond Opportunities ETF. The Fund’s main investment strategies also changed and its securities benchmark was changed from Bloomberg Barclays Multiverse Index to the Bloomberg Barclays Multiverse Index ex-USA (USD Hedged) Index.

12	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

PORTFOLIO COMPOSITION BY COUNTRY****
United States	11.5%
United Kingdom	9.7
France	8.9
Italy	6.7
Germany	6.5
Spain	5.8
Australia	5.7
Netherlands	3.1
Canada	2.4
China	2.4
Portugal	2.3
Mexico	2.3
Luxembourg	2.3
Switzerland	2.0
Ireland	1.8
Indonesia	1.6
South Africa	1.5
Belgium	1.5
New Zealand	1.3
Others (each less than 1.0%)	15.7
Short-Term Investments	5.0

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $51.04 as of February 28, 2021.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of February 28, 2021, the closing price was $51.34.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of February 28, 2021. The Fund’s composition is subject to change.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	13

JPMorgan International Bond Opportunities ETF

(formerly known as JPMorgan Global Bond Opportunities ETF )

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2021 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan International Bond Opportunities ETF
Net Asset Value	April 5, 2017	5.04%	4.66%
Market Price		5.95%	4.82%

LIFE OF FUND PERFORMANCE (4/5/17 TO 2/28/21)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on April 5, 2017.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan International Bond Opportunities ETF, the Bloomberg Barclays Multiverse Index and the Bloomberg Barclays Multiverse ex-USA (USD Hedged) Index from April 5, 2017 to February 28, 2021. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays Multiverse Index and the Bloomberg Barclays Multiverse ex-USA (USD Hedged) Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the respective Index, if applicable.

The Bloomberg Barclays Multiverse Index is an unmanaged index, which measure the global fixed-income bond market that combines the Bloomberg Barclays Global Aggregate Index and the Bloomberg Barclays Global High Yield Index. The Bloomberg Barclays Global Aggregate Index measures global investment grade debt from twenty-four different local currency markets. The Bloomberg Barclays Global High-Yield Index measures the global high-yield fixed income markets. Investors cannot invest directly in an index.

The Bloomberg Barclays Multiverse Index ex-USA (USD Hedged) Index is a measure of the global fixed income bond market that combines the Barclays Global Aggregate Index, which measures investment-grade debt from 24 different local currency markets, and the Barclays Global High Yield Index, which measures the global high yield fixed income markets. It excludes U.S. securities and is hedged to the U.S. dollar.

Fund performance reflects waiver of a portion of the Fund’s fees and reimbursement of expenses for certain periods from the Fund’s inception date and prior to implementation of a unitary fee structure on November 19, 2019. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.

Effective September 14, 2020, the Fund changed its investment strategies. The Fund’s past performance would have been different if the Fund were managed using the current strategies. Past performance is not necessarily an indication of how the Fund will perform in the future. Also on September 14, 2020, the Fund’s Benchmark changed from Bloomberg Barclays Multiverse Index to Bloomberg Barclays Multiverse ex-USA (USD Hedged) Index because the adviser believes that the Bloomberg Barclays Multiverse ex-USA (USD Hedged) Index is a more appropriate comparison in light of the Fund’s new name and investment strategies.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

JPMorgan Municipal ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	0.53%
Market Price**	0.67%
Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index	1.38%

Net Assets as of 2/28/2021	$76,120,305
Duration as of 2/28/2021	5.7 Years

INVESTMENT OBJECTIVE***

The JPMorgan Municipal ETF (the “Fund”) seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations. For purposes of the Fund’s investment objective, “gross income” means gross income for federal income tax purposes.

INVESTMENT APPROACH

The Fund invests primarily in a diversified portfolio of intermediate-term municipal bonds, the income from which is exempt from federal income tax. The Fund seeks to maintain an average weighted maturity between three and ten years.

HOW DID THE FUND PERFORM?

For the twelve months ended February 28, 2021, the Fund underperformed to the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Index”). Interest rates in the tax free bond sector fell for bonds with maturities of five years and less and rose for bonds with maturities for ten years and longer.

Relative to the Index, the Fund’s overweight allocations to bonds rated BBB and BB were leading detractors from performance. The Fund’s security selection in the education sector also detracted from relative performance.

The Fund’s underweight allocation and security selection in New York State bonds were leading contributors to relative performance. The Fund’s security selection in the transportation sector and its overweight allocation and security selection in the hospitals sector bonds also contributed to relative performance.

HOW WAS THE FUND POSITIONED?

At the end of the period, the Fund’s largest allocations were to revenue bonds and general obligation bonds. In terms of quality, the Fund was overweight in bonds rated single A and BBB. The Fund’s duration was 5.7 years compared with 4.3 years for the Index.

PORTFOLIO COMPOSITION****
Municipal Bonds	100.0%

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $54.35 as of February 28, 2021.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of February 28, 2021, the closing price was $54.35.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of February 28, 2021. The Fund’s composition is subject to change.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	15

JPMorgan Municipal ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2021 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Municipal ETF
Net Asset Value	October 29, 2018	0.53%	6.52%
Market Price		0.67%	6.52%

LIFE OF FUND PERFORMANCE (10/29/18 TO 2/28/21)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on October 29, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Municipal ETF and the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index from October 29, 2018 to February 28, 2021. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years.

Fund performance reflects waiver of a portion of the Fund’s fees and reimbursement of expenses for certain periods from the Fund’s inception date and prior to implementation of a unitary fee structure on November 19, 2019. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

JPMorgan U.S. Aggregate Bond ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	1.00%
Market Price**	0.85%
Bloomberg Barclays U.S. Aggregate Index	1.38%

Net Assets as of 2/28/2021	$826,789,330
Duration as of 2/28/2021	6.2 Years

INVESTMENT OBJECTIVE***

The JPMorgan U.S. Aggregate Bond ETF (the “Fund”) seeks to provide long-term total return.

INVESTMENT APPROACH

The Fund invests in a diversified portfolio of high-quality fixed income securities, including corporate bonds, U.S. Treasury obligations and other U.S. government and agency securities, and asset-backed, mortgage-related and mortgage-backed securities. With respect to corporate sub-sectors, the Fund applies a multi-factor credit screening process that seeks exposure to corporate debt issuers with attractive value, quality and momentum characteristics.

HOW DID THE FUND PERFORM?

For the twelve months ended February 28, 2021, the Fund underperformed the Bloomberg Barclays U.S. Aggregate Index (the “Index”). During the period, interest rates generally declined and lower quality bonds outperformed higher quality bonds.

Relative to the Index, the Fund’s security selection within corporate bonds detracted from performance.

HOW WAS THE FUND POSITIONED?

During the period, the Fund applied a multi-factor credit screening process to the corporate sub-sectors of the Index that sought exposure to corporate debt issuers that the Fund’s portfolio managers believed had attractive value, quality and momentum characteristics. Among the Fund’s largest allocations at the end of the period were government bonds and mortgage-backed securities and among its smallest allocations were agency debt and supranational debt.

PORTFOLIO COMPOSITION****
U.S. Treasury Obligations	36.3%
Mortgage-Backed Securities	26.8
Corporate Bonds	26.0
Commercial Mortgage-Backed Securities	2.1
Foreign Government Securities	1.9
U.S. Government Agency Securities	1.6
Supranational	1.4
Others (each less than 1.0%)	0.9
Short-Term Investments	3.0

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $27.19 as of February 28, 2021.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca, Inc. As of February 28, 2021, the closing price was $27.18.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of February 28, 2021. The Fund’s composition is subject to change.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	17

JPMorgan U.S. Aggregate Bond ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2021 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan U.S. Aggregate Bond ETF
Net Asset Value	December 12, 2018	1.00%	6.40%
Market Price		0.85%	6.38%

LIFE OF FUND PERFORMANCE (12/12/18 TO 2/28/21)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on December 12, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan U.S. Aggregate Bond ETF and the Bloomberg Barclays U.S, Aggregate Index from December 12, 2018 to February 28, 2021. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays U.S. Aggregate Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.

The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Fund performance reflects waiver of a portion of the Fund’s fees and reimbursement of expenses for certain periods from the Fund’s inception date and prior to implementation of a unitary fee structure on November 19, 2019. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

JPMorgan Ultra-Short Income ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	1.72%
Market Price**	1.67%
ICE BofAML 3-Month US Treasury Bill Index	0.40%

Net Assets as of 2/28/2021	$16,144,037,713
Duration as of 2/28/2021	0.7 Years

INVESTMENT OBJECTIVE***

The JPMorgan Ultra-Short Income ETF (the “Fund”) seeks to provide current income while seeking to maintain a low volatility of principal.

INVESTMENT APPROACH

The Fund primarily invests in investment grade, U.S. dollar-denominated short-term fixed, variable and floating-rate debt. The Fund seeks to maintain a duration of one year or less, although under certain market conditions, the Fund’s duration may be longer than one year. Duration measures the price sensitivity of a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger decrease or increase in price as interest rates rise or fall, respectively, versus bonds with shorter duration. The Fund’s adviser has broad discretion to shift the Fund’s exposure to strategies and sectors based on changing market conditions and its view of the best mix of investment opportunities.

HOW DID THE FUND PERFORM?

For the twelve months ended February 28, 2021, the Fund outperformed the ICE BofAML 3-Month US Treasury Bill Index (the “Index”).

The Fund’s exposure to investment grade corporate bonds and money market securities were leading contributors to both positive absolute performance and performance relative to the Index. The Fund’s allocations to collateralized loan obligations, asset-backed securities, and mortgage-backed securities also contributed to both absolute and relative performance.

There were no significant detractors from absolute or relative performance during the reporting period.

HOW WAS THE FUND POSITIONED?

Early in the reporting period, the Fund’s portfolio managers increased the Fund’s duration in anticipation of a decision by the U.S. Federal Reserve (the “Fed”) to cut interest rates in response to the pandemic’s impact on the economy. After the Fed cut rates to near-zero in March 2020, the portfolio managers maintained a long duration position according to their belief that interest rates would continue to remain zero-bound. From a credit positioning standpoint, early in 2020 the portfolio managers shifted to a more defensive stance given the severity of the pandemic. Following the Fed’s launch of lending facilities in March 2020, the portfolio managers increased the Fund’s exposure to the corporate sector. The portfolio management team focused on adding high quality securities to the Fund and limiting exposure to issuers at the lower end of the investment grade spectrum in order to insulate the portfolio from further volatility in markets. Toward the end of the reporting period, the Fund’s duration was reduced. In descending order, the Fund’s largest allocations were in corporate bonds, money market securities, collateralized loan obligations, mortgage-backed securities, asset-backed securities, treasuries and non-corporate credit.

PORTFOLIO COMPOSITION BY SECTOR****
Financials	43.0%
Asset-Backed Securities	11.4
Utilities	3.1
Consumer Discretionary	3.0
Consumer Staples	2.4
Commercial Mortgage-Backed Securities	2.3
Health Care	1.7
Industrials	1.6
U.S. Treasury Obligations	1.3
Energy	1.2
Communication Services	1.1
Others (each less than 1.0%)	1.8
Short-Term Investments	26.1

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $50.77 as of February 28, 2021.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of February 28, 2021, the closing price was $50.79.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of February 28, 2021. The Fund’s composition is subject to change.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	19

JPMorgan Ultra-Short Income ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2021 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Ultra-Short Income ETF
Net Asset Value	May 17, 2017	1.72%	2.34%
Market Price		1.67%	2.35%

LIFE OF FUND PERFORMANCE (5/17/17 TO 2/28/21)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on May 17, 2017.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Ultra-Short Income ETF and the ICE BofAML 3-Month US Treasury Bill Index from May 17, 2017 to February 28, 2021. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. The index is rebalanced monthly and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. Investors cannot invest directly in an index.

Fund performance reflects waiver of a portion of the Fund’s fees and reimbursement of expenses for certain periods from the Fund’s inception date and prior to implementation of a unitary fee structure on November 19, 2019. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

JPMorgan Ultra-Short Municipal Income ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	1.64%
Market Price**	1.64%
Bloomberg Barclays 1-Year Municipal Bond Index	1.33%

Net Assets as of 2/28/2021	$1,410,311,158
Duration as of 2/28/2021	0.7 Years

INVESTMENT OBJECTIVE***

The JPMorgan Ultra-Short Municipal Income ETF (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

INVESTMENT APPROACH

The Fund invests primarily in investment grade fixed, variable and floating rate municipal securities, the income from which is exempt from federal income tax. The Fund seeks to maintain an average weighted maturity of two years or less.

HOW DID THE FUND PERFORM?

For the twelve months ended February 28, 2021, the Fund outperformed the Bloomberg Barclays 1-Year Municipal Bond Index (the “Index”). Interest rates fell during the reporting period on bonds with maturities of five years and less and rose on bonds with maturities of ten years and longer.

Relative to the Index, the Fund’s security selection in the local general obligation bonds sector and its allocation to unrated notes within that sector were leading contributors to performance. The Fund’s security selection in the hospitals and special tax sectors and its underweight position in California bonds also contributed to relative performance.

The Fund’s shorter overall duration was a leading detractor from relative performance. Generally, bonds with shorter duration experience a smaller increase in price compared with longer duration bonds when interest rates fall. The Fund’s allocation to variable rate demand notes (“VDRNs”), which are not held in the Index, also detracted from performance as VDRNs do not generally benefit from falling interest rates. The Fund’s underweight allocation to bonds rated BBB also detracted from relative performance.

HOW WAS THE FUND POSITIONED?

At the end of the period, the Fund’s largest allocation was to revenue bonds. In terms of quality, the Fund was overweight in non-rated bonds and bonds rated AAA. The Fund’s duration was 0.7 years compared with 1.4 years for the Index.

PORTFOLIO COMPOSITION****
Municipal Bonds	90.0%
Short-Term Investments	10.0

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $50.99 as of February 28, 2021.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of February 28, 2021, the closing price was $51.03.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of February 28, 2021. The Fund’s composition is subject to change.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	21

JPMorgan Ultra-Short Municipal Income ETF

FUND COMMENTARY

TWEVLE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2021 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Ultra-Short Municipal Income ETF
Net Asset Value	October 16, 2018	1.64%	2.06%
Market Price		1.64%	2.09%

LIFE OF FUND PERFORMANCE (10/16/18 TO 2/28/21)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on October 16, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Ultra-Short Municipal Income ETF and the Bloomberg Barclays 1-Year Municipal Bond Index from October 16, 2018 to February 28, 2021. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays 1-Year Municipal Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg Barclays 1 Year Municipal Bond Index is an unmanaged index that includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, and have maturities of 1 to 2 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable. An individual cannot invest directly in an index.

Fund performance reflects waiver of a portion of the Fund’s fees and reimbursement of expenses for certain periods from the Fund’s inception date and prior to implementation of a unitary fee structure on November 19, 2019. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption on gains resulting from or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

JPMorgan USD Emerging Markets Sovereign Bond ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	0.79%
Market Price**	0.50%
JPMorgan Emerging Markets Risk-Aware Bond Index	1.62%

Net Assets as of 2/28/2021	$83,750,663
Duration as of 2/28/2021	8.0 Years

INVESTMENT OBJECTIVE***

The JPMorgan USD Emerging Markets Sovereign Bond ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JPMorgan Emerging Markets Risk-Aware Bond Index (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which is comprised of liquid, U.S. dollar-denominated sovereign and quasi-sovereign fixed and floating rate debt securities from emerging markets. The Underlying Index utilizes a rules-based, proprietary methodology that filters for liquidity and country risk and allocates risk across credit ratings. The Underlying Index methodology includes monthly rebalancing within countries and semi-annual rebalancing across countries. The Fund also employs optimization techniques that seek to minimize tracking error to the Underlying Index.

HOW DID THE FUND PERFORM?

For the twelve months ended February 28, 2021, the Fund performed in line with the Underlying Index. The majority of the Fund’s deviation against the Underlying Index was primarily due to operating expenses, fees and tax management of the Fund’s portfolio.

The Fund’s and the Underlying Index’s risk filter screened out exposure to Lebanon amid political instability, which was a positive contributor to absolute performance. The Fund’s and the Underlying Index’s allocation to high yield debt (also known as “junk bonds”) detracted from absolute performance as high yield debt generally underperformed during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund invested at least 80% of its assets in securities included in the Underlying Index. During the reporting period, the Fund’s and Underlying Index’s largest allocations were to Turkey and Brazil and their smallest allocations were to Slovak Republic and Lithuania.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	23

JPMorgan USD Emerging Markets Sovereign Bond ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited) (continued)

PORTFOLIO COMPOSITION BY COUNTRY****
Turkey	8.4%
Brazil	7.5
Egypt	6.3
Dominican Republic	6.3
Oman	5.9
South Africa	5.3
Bahrain	4.8
Ukraine	4.5
Mexico	3.3
Indonesia	2.9
Saudi Arabia	2.7
Qatar	2.5
United Arab Emirates	2.4
Russia	2.3
Philippines	2.1
Jamaica	2.0
Kenya	2.0
Azerbaijan	1.9
Colombia	1.9
China	1.8
Panama	1.7
Chile	1.7
Jordan	1.6
Peru	1.5
Malaysia	1.4
Kazakhstan	1.4
Uruguay	1.4
Pakistan	1.3
Ivory Coast	1.2
Iraq	1.1
Others (each less than 1.0%)	5.8
Short-Term Investments	3.1

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $49.24 as of February 28, 2021.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca, Inc. As of February 28, 2021, the closing price was $49.30.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of February 28, 2021. The Fund’s composition is subject to change.

24	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2021 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan USD Emerging Markets Sovereign Bond ETF
Net Asset Value	January 29, 2018	0.79%	4.16%
Market Price		0.50%	4.18%

LIFE OF FUND PERFORMANCE (1/29/18 TO 2/28/21)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on January 29, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan USD Emerging Markets Sovereign Bond ETF and the JPMorgan Emerging Markets Risk-Aware Bond Index from January 29, 2018 to February 28, 2021. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JPMorgan Emerging Markets Risk-Aware Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The JPMorgan Emerging Markets Risk-Aware Bond Index (the “index”) is comprised of liquid, U.S. dollar-denominated sovereign and quasi-sovereign fixed and floating rate debt securities from emerging markets selected using a rules-based methodology and is owned by J.P. Morgan Investment Inc., the Fund’s adviser (the “Adviser”). The Index is maintained and calculated by J.P. Morgan Securities LLC (“JPMS” or the “Index Provider”), which selects securities in accordance with the methodology from among the components of the J.P. Morgan Emerging Market Bond Index Global Diversified, which was developed and is maintained by the Index Provider. The Index Provider and the Adviser are both wholly-owned subsidiaries of JPMorgan Chase & Co., a publicly-held financial services holding company. The Index starts with the J.P. Morgan Emerging Market Bond Index Global Diversified and applies a proprietary methodology that filters for liquidity and for country risk and allocates risk based on credit rating. Historically, the J.P. Morgan Emerging Markets Bond Index Global Diversified has included bonds issued by the countries of Angola, Argentina, Armenia, Azerbaijan, Belize, Bolivia, Brazil, Cameroon, Chile, China, Colombia, Costa Rica, Cote D’Ivoire, Croatia, Dominican Republic, Ecuador, Egypt, El Salvador, Ethiopia, Gabon, Georgia, Ghana, Guatemala, Honduras, Hungary, India, Indonesia, Iraq, Jamaica, Jordan, Kazakhstan, Kenya, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Mongolia, Morocco, Mozambique, Namibia, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Romania, Russian Federation, Senegal, Serbia, Slovakia, South Africa, Sri Lanka, Suriname, Trinidad and Tobago, Tunisia, Turkey, Ukraine, Uruguay, Venezuela, Vietnam, Zambia; however, this universe of countries may change in accordance with the Index Provider’s determination of eligible emerging market countries and there is no assurance that a particular country will be represented in the Underlying Index at any given time. Investors cannot invest directly in an index.

Fund performance reflects waiver of a portion of the Fund’s fees and reimbursement of expenses for certain periods from the Fund’s inception date and prior to implementation of a unitary fee structure on November 19, 2019. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	25

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. Treasury Obligations — 55.3%

U.S. Treasury Bonds 7.63%, 2/15/2025	150,000	191,977

U.S. Treasury Notes

2.00%, 12/31/2021	2,594,000	2,635,241

1.88%, 1/31/2022	128,000	130,090

2.00%, 2/15/2022	776,000	790,156

1.13%, 2/28/2022	350,000	353,568

1.88%, 2/28/2022	427,000	434,539

1.75%, 6/30/2022	200,000	204,359

1.50%, 8/15/2022	105,000	107,121

1.63%, 8/15/2022	482,000	492,544

1.50%, 9/15/2022	360,000	367,622

0.13%, 9/30/2022	64,000	64,010

1.88%, 9/30/2022	130,000	133,585

1.38%, 10/15/2022	900,000	918,176

2.00%, 10/31/2022	100,000	103,113

2.00%, 11/30/2022	655,000	676,364

1.63%, 12/15/2022	23,000	23,616

1.75%, 1/31/2023	600,000	618,516

2.00%, 2/15/2023	400,000	414,531

1.50%, 2/28/2023	705,000	724,057

1.50%, 3/31/2023	24,000	24,673

0.25%, 6/15/2023	2,857,000	2,861,687

0.13%, 7/15/2023	131,000	130,816

1.25%, 7/31/2023	467,000	478,967

2.75%, 7/31/2023	687,000	729,347

0.13%, 8/15/2023	864,000	862,448

0.25%, 11/15/2023	320,000	320,150

2.75%, 11/15/2023	793,000	846,837

2.63%, 12/31/2023	15,000	16,005

2.75%, 2/15/2024	1,032,000	1,107,384

2.13%, 2/29/2024	16,000	16,879

2.38%, 2/29/2024	2,627,000	2,790,982

2.13%, 3/31/2024	70,000	73,910

2.00%, 4/30/2024	480,000	505,425

2.25%, 4/30/2024	15,000	15,912

2.00%, 5/31/2024	335,000	353,006

1.75%, 6/30/2024	282,000	295,020

1.75%, 7/31/2024	717,000	750,497

2.38%, 8/15/2024	1,947,000	2,080,856

1.50%, 9/30/2024	1,070,000	1,111,463

1.50%, 10/31/2024	280,000	290,850

1.50%, 11/30/2024	254,000	263,882

2.13%, 11/30/2024	185,000	196,534

1.75%, 12/31/2024	545,000	571,484

1.38%, 1/31/2025	451,000	466,433

0.50%, 3/31/2025	310,000	309,661

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

0.38%, 4/30/2025	839,000	832,970

0.25%, 5/31/2025	515,000	508,120

0.25%, 6/30/2025	382,000	376,509

2.75%, 6/30/2025	130,000	142,096

0.25%, 7/31/2025	135,000	132,922

2.00%, 8/15/2025	308,000	327,009

0.25%, 8/31/2025	1,092,000	1,073,999

0.25%, 9/30/2025	703,000	690,588

0.25%, 10/31/2025	934,000	916,706

2.25%, 11/15/2025	310,000	332,984

0.38%, 11/30/2025	210,000	207,096

0.38%, 1/31/2026	602,000	592,406

Total U.S. Treasury Obligations (Cost $32,527,015)		32,987,698

Corporate Bonds — 24.8%

Aerospace & Defense — 0.4%

Boeing Co. (The)

2.13%, 3/1/2022	8,000	8,100

2.70%, 5/1/2022	35,000	35,811

4.88%, 5/1/2025	33,000	36,911

2.60%, 10/30/2025 (a)	10,000	10,316

2.75%, 2/1/2026	27,000	27,953

General Dynamics Corp.

2.25%, 11/15/2022	16,000	16,453

3.25%, 4/1/2025	15,000	16,328

Leidos, Inc. 3.63%, 5/15/2025 (b)	15,000	16,465

Lockheed Martin Corp. 3.10%, 1/15/2023	5,000	5,233

Northrop Grumman Corp. 2.55%, 10/15/2022	15,000	15,509

Precision Castparts Corp. 3.25%, 6/15/2025	18,000	19,654

Raytheon Technologies Corp.

2.50%, 12/15/2022	15,000	15,481

3.20%, 3/15/2024	15,000	16,106

		240,320

Air Freight & Logistics — 0.1%

FedEx Corp.

2.63%, 8/1/2022	15,000	15,480

4.00%, 1/15/2024	10,000	10,962

3.80%, 5/15/2025	10,000	11,073

United Parcel Service, Inc.

2.35%, 5/16/2022	8,000	8,189

2.20%, 9/1/2024	10,000	10,546

		56,250

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Airlines — 0.1%

Southwest Airlines Co. 5.25%, 5/4/2025	34,000	38,994

Auto Components — 0.1%

Aptiv Corp. 4.15%, 3/15/2024	17,000	18,619

Magna International, Inc. (Canada) 3.63%, 6/15/2024	10,000	10,876

		29,495

Automobiles — 0.2%

General Motors Co. 4.88%, 10/2/2023	15,000	16,514

Toyota Motor Corp. (Japan) 2.36%, 7/2/2024	76,000	80,376

		96,890

Banks — 6.4%

Banco Bilbao Vizcaya Argentaria SA (Spain) 0.88%, 9/18/2023	200,000	201,549

Bank of America Corp.

2.50%, 10/21/2022	5,000	5,068

(ICE LIBOR USD 3 Month + 1.02%), 2.88%, 4/24/2023 (c)	15,000	15,422

(ICE LIBOR USD 3 Month + 0.93%), 2.82%, 7/21/2023 (c)	17,000	17,560

(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (c)	10,000	10,453

4.13%, 1/22/2024	65,000	71,711

4.20%, 8/26/2024	15,000	16,651

(ICE LIBOR USD 3 Month + 0.97%), 3.46%, 3/15/2025 (c)	24,000	25,914

Series L, 3.95%, 4/21/2025	40,000	44,267

(ICE LIBOR USD 3 Month + 0.64%), 2.01%, 2/13/2026 (c)	40,000	41,339

(SOFR + 1.15%), 1.32%, 6/19/2026 (c)	114,000	114,777

(SOFR + 1.01%), 1.20%, 10/24/2026 (c)	39,000	38,924

Bank of Montreal (Canada)

2.35%, 9/11/2022	42,000	43,357

Series E, 3.30%, 2/5/2024	5,000	5,392

2.50%, 6/28/2024	18,000	19,101

(USD Swap Semi 5 Year + 1.28%), 4.34%, 10/5/2028 (c)	25,000	27,212

Bank of Nova Scotia (The) (Canada)

2.70%, 3/7/2022	15,000	15,377

2.00%, 11/15/2022	24,000	24,701

3.40%, 2/11/2024	17,000	18,394

2.20%, 2/3/2025	12,000	12,538

Barclays plc (United Kingdom) 3.65%, 3/16/2025	40,000	43,528

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

BNP Paribas SA (France) 3.25%, 3/3/2023	62,000	65,731

Canadian Imperial Bank of Commerce (Canada)

0.95%, 6/23/2023	18,000	18,205

2.25%, 1/28/2025	20,000	20,897

0.95%, 10/23/2025	133,000	132,375

Citigroup, Inc.

2.75%, 4/25/2022	16,000	16,414

4.05%, 7/30/2022	15,000	15,753

(ICE LIBOR USD 3 Month + 0.72%), 3.14%, 1/24/2023 (c)	107,000	109,583

(ICE LIBOR USD 3 Month + 0.95%), 2.88%, 7/24/2023 (c)	20,000	20,661

3.88%, 10/25/2023	7,000	7,629

(ICE LIBOR USD 3 Month + 1.02%), 4.04%, 6/1/2024 (c)	12,000	12,952

Comerica, Inc. 3.70%, 7/31/2023	15,000	16,121

Cooperatieve Rabobank UA (Netherlands) 3.88%, 2/8/2022	54,000	55,850

Fifth Third Bancorp

3.50%, 3/15/2022	25,000	25,763

4.30%, 1/16/2024	12,000	13,192

First Horizon Corp. 3.55%, 5/26/2023	24,000	25,419

First Niagara Financial Group, Inc. 7.25%, 12/15/2021	25,000	26,328

HSBC Holdings plc (United Kingdom)

4.00%, 3/30/2022	75,000	77,993

(ICE LIBOR USD 3 Month + 1.14%), 2.63%, 11/7/2025 (c)	30,000	31,730

Huntington Bancshares, Inc.

2.63%, 8/6/2024	17,000	18,063

4.00%, 5/15/2025	8,000	8,959

Kreditanstalt fuer Wiederaufbau (Germany)

2.50%, 2/15/2022	16,000	16,355

2.00%, 9/29/2022	23,000	23,662

2.00%, 10/4/2022	220,000	226,338

1.38%, 8/5/2024	70,000	72,185

2.50%, 11/20/2024	13,000	13,947

0.38%, 7/18/2025	26,000	25,615

0.63%, 1/22/2026	30,000	29,703

Landwirtschaftliche Rentenbank (Germany)

3.13%, 11/14/2023	54,000	58,050

Series 40, 0.50%, 5/27/2025	22,000	21,868

M&T Bank Corp. 3.55%, 7/26/2023	45,000	48,339

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	27

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

Mitsubishi UFJ Financial Group, Inc. (Japan)

3.00%, 2/22/2022	40,000	41,054

2.67%, 7/25/2022	35,000	36,115

3.41%, 3/7/2024	28,000	30,249

3.78%, 3/2/2025	9,000	9,914

MUFG Americas Holdings Corp. 3.50%, 6/18/2022	55,000	57,252

MUFG Union Bank NA 2.10%, 12/9/2022	20,000	20,587

Natwest Group plc (United Kingdom) 6.00%, 12/19/2023	87,000	98,631

Oesterreichische Kontrollbank AG (Austria)

2.88%, 3/13/2023	24,000	25,287

3.13%, 11/7/2023	90,000	96,658

1.50%, 2/12/2025	41,000	42,553

0.38%, 9/17/2025	20,000	19,624

0.50%, 2/2/2026	13,000	12,783

People’s United Financial, Inc. 3.65%, 12/6/2022	27,000	28,265

PNC Financial Services Group, Inc. (The)

3.30%, 3/8/2022	20,000	20,568

2.85%, 11/9/2022 (d)	12,000	12,521

3.50%, 1/23/2024	31,000	33,645

2.20%, 11/1/2024	20,000	21,151

Regions Financial Corp.

3.80%, 8/14/2023	15,000	16,149

2.25%, 5/18/2025	15,000	15,698

Royal Bank of Canada (Canada)

2.75%, 2/1/2022	8,000	8,183

1.95%, 1/17/2023	28,000	28,854

3.70%, 10/5/2023	15,000	16,273

0.43%, 1/19/2024	21,000	20,942

2.55%, 7/16/2024	20,000	21,280

Santander Holdings USA, Inc.

4.45%, 12/3/2021	10,000	10,263

3.40%, 1/18/2023	26,000	27,215

Santander UK plc (United Kingdom) 4.00%, 3/13/2024	96,000	105,427

Sumitomo Mitsui Financial Group, Inc. (Japan)

2.78%, 7/12/2022	18,000	18,596

3.10%, 1/17/2023	18,000	18,910

3.94%, 10/16/2023	33,000	35,973

Synovus Financial Corp. 3.13%, 11/1/2022	16,000	16,561

Toronto-Dominion Bank (The) (Canada)

0.25%, 1/6/2023	100,000	99,908

3.25%, 3/11/2024	30,000	32,398

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

2.65%, 6/12/2024	20,000	21,341

0.75%, 1/6/2026	100,000	98,362

Truist Bank

3.00%, 2/2/2023	15,000	15,735

3.20%, 4/1/2024	10,000	10,792

Truist Financial Corp.

2.20%, 3/16/2023	30,000	31,079

3.75%, 12/6/2023	22,000	23,950

2.85%, 10/26/2024	12,000	12,900

3.70%, 6/5/2025	6,000	6,663

1.20%, 8/5/2025	29,000	29,277

US Bancorp

3.00%, 3/15/2022	50,000	51,347

2.95%, 7/15/2022	20,000	20,675

3.60%, 9/11/2024	7,000	7,697

Wells Fargo & Co.

2.63%, 7/22/2022	15,000	15,478

Series M, 3.45%, 2/13/2023	40,000	42,354

4.13%, 8/15/2023	15,000	16,309

3.75%, 1/24/2024	17,000	18,469

(SOFR + 1.60%), 1.65%, 6/2/2024 (c)	15,000	15,378

3.30%, 9/9/2024	17,000	18,518

3.00%, 2/19/2025	25,000	26,877

(ICE LIBOR USD 3 Month + 0.75%), 2.16%, 2/11/2026 (c)	50,000	52,008

(SOFR + 2.00%), 2.19%, 4/30/2026 (c)	25,000	26,022

Westpac Banking Corp. (Australia) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.35%), 2.89%, 2/4/2030 (c)	73,000	75,797

		3,805,430

Beverages — 0.5%

Anheuser-Busch InBev Finance, Inc. (Belgium) 3.65%, 2/1/2026	28,000	31,025

Anheuser-Busch InBev Worldwide, Inc. (Belgium) 4.15%, 1/23/2025	20,000	22,339

Beam Suntory, Inc. (Japan) 3.25%, 5/15/2022	10,000	10,262

Coca-Cola Co. (The)

1.75%, 9/6/2024	15,000	15,648

2.88%, 10/27/2025	57,000	62,085

Constellation Brands, Inc. 2.65%, 11/7/2022	15,000	15,522

Diageo Investment Corp. (United Kingdom)

2.88%, 5/11/2022	22,000	22,675

8.00%, 9/15/2022	10,000	11,158

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Beverages — continued

Keurig Dr Pepper, Inc.

3.13%, 12/15/2023	19,000	20,304

3.40%, 11/15/2025	5,000	5,488

Molson Coors Beverage Co. 3.50%, 5/1/2022	7,000	7,240

PepsiCo, Inc.

2.75%, 3/5/2022	15,000	15,384

2.25%, 5/2/2022	8,000	8,172

3.10%, 7/17/2022	17,000	17,584

3.60%, 3/1/2024	20,000	21,800

2.85%, 2/24/2026	12,000	13,016

		299,702

Biotechnology — 0.6%

AbbVie, Inc.

3.25%, 10/1/2022	60,000	62,231

3.75%, 11/14/2023	40,000	43,296

3.85%, 6/15/2024	17,000	18,600

2.60%, 11/21/2024	37,000	39,298

3.80%, 3/15/2025	27,000	29,715

3.60%, 5/14/2025	15,000	16,461

Amgen, Inc.

2.70%, 5/1/2022	52,000	53,227

3.63%, 5/22/2024	15,000	16,342

1.90%, 2/21/2025	10,000	10,351

Baxalta, Inc. 4.00%, 6/23/2025	6,000	6,674

Gilead Sciences, Inc.

1.95%, 3/1/2022	23,000	23,380

3.25%, 9/1/2022	10,000	10,380

2.50%, 9/1/2023	22,000	23,050

		353,005

Building Products — 0.0% (e)

Carrier Global Corp. 2.24%, 2/15/2025	15,000	15,656

Capital Markets — 2.1%

Ameriprise Financial, Inc. 3.70%, 10/15/2024	10,000	11,059

Ares Capital Corp. 3.50%, 2/10/2023	5,000	5,248

Bank of New York Mellon Corp. (The)

1.95%, 8/23/2022	15,000	15,377

(ICE LIBOR USD 3 Month + 0.63%), 2.66%, 5/16/2023 (c)	42,000	43,178

1.60%, 4/24/2025	35,000	36,035

BGC Partners, Inc. 3.75%, 10/1/2024	36,000	37,762

Blackstone Secured Lending Fund 3.63%, 1/15/2026 (b)	7,000	7,259

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Capital Markets — continued

Brookfield Finance, Inc. (Canada) 4.00%, 4/1/2024	15,000	16,401

Charles Schwab Corp. (The) 4.20%, 3/24/2025	20,000	22,502

CME Group, Inc. 3.00%, 9/15/2022	20,000	20,822

Deutsche Bank AG (Germany) 3.70%, 5/30/2024	76,000	81,966

Franklin Resources, Inc. 2.85%, 3/30/2025	15,000	16,101

FS KKR Capital Corp. 3.40%, 1/15/2026	6,000	6,001

Goldman Sachs BDC, Inc. 2.88%, 1/15/2026	5,000	5,104

Goldman Sachs Group, Inc. (The)

3.20%, 2/23/2023	25,000	26,294

(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (c)	83,000	85,535

3.85%, 7/8/2024	115,000	125,967

3.50%, 4/1/2025	50,000	54,739

3.75%, 5/22/2025	15,000	16,552

(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025 (c)	20,000	21,688

(SOFR + 0.79%), 1.09%, 12/9/2026 (c)	34,000	33,705

Intercontinental Exchange, Inc.

4.00%, 10/15/2023	10,000	10,902

3.75%, 12/1/2025	10,000	11,117

Invesco Finance plc 3.75%, 1/15/2026	12,000	13,358

Janus Capital Group, Inc. 4.88%, 8/1/2025	11,000	12,543

Moody’s Corp. 4.88%, 2/15/2024	17,000	18,909

Morgan Stanley

2.75%, 5/19/2022	78,000	80,358

3.13%, 1/23/2023	32,000	33,638

3.75%, 2/25/2023	40,000	42,619

(SOFR + 0.47%), 0.56%, 11/10/2023 (c)	13,000	13,019

(ICE LIBOR USD 3 Month + 0.85%), 3.74%, 4/24/2024 (c)	60,000	64,074

Series F, 3.88%, 4/29/2024	15,000	16,491

3.70%, 10/23/2024	30,000	33,131

(SOFR + 0.72%), 0.98%, 12/10/2026 (c)	6,000	5,927

Northern Trust Corp. 2.38%, 8/2/2022	30,000	30,892

State Street Corp.

(ICE LIBOR USD 3 Month + 0.64%), 2.65%, 5/15/2023 (c)	23,000	23,642

3.10%, 5/15/2023	15,000	15,905

3.70%, 11/20/2023	8,000	8,738

(ICE LIBOR USD 3 Month + 0.77%), 3.78%, 12/3/2024 (c)	12,000	13,092

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	29

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Capital Markets — continued

3.55%, 8/18/2025	24,000	26,709

(SOFR + 0.94%), 2.35%, 11/1/2025 (c)	48,000	50,963

Stifel Financial Corp. 4.25%, 7/18/2024	15,000	16,702

		1,232,024

Chemicals — 0.4%

Air Products and Chemicals, Inc. 1.50%, 10/15/2025	33,000	33,753

Celanese US Holdings LLC 3.50%, 5/8/2024	31,000	33,312

Dow Chemical Co. (The) 3.50%, 10/1/2024	7,000	7,606

DuPont de Nemours, Inc.

4.21%, 11/15/2023	25,000	27,399

4.49%, 11/15/2025	10,000	11,450

Eastman Chemical Co. 3.60%, 8/15/2022	9,000	9,341

Linde, Inc. 2.70%, 2/21/2023	15,000	15,594

LYB International Finance BV 4.00%, 7/15/2023	15,000	16,222

Mosaic Co. (The) 4.25%, 11/15/2023	10,000	10,868

Nutrien Ltd. (Canada)

3.63%, 3/15/2024	16,000	17,312

3.00%, 4/1/2025	15,000	16,075

PPG Industries, Inc. 2.40%, 8/15/2024	15,000	15,802

		214,734

Commercial Services & Supplies — 0.2%

Cintas Corp. No. 2 2.90%, 4/1/2022	5,000	5,128

Republic Services, Inc.

2.50%, 8/15/2024	10,000	10,601

0.88%, 11/15/2025	62,000	61,282

Waste Management, Inc.

2.90%, 9/15/2022	12,000	12,391

0.75%, 11/15/2025	15,000	14,790

		104,192

Communications Equipment — 0.1%

Cisco Systems, Inc. 2.20%, 9/20/2023	27,000	28,271

Juniper Networks, Inc. 1.20%, 12/10/2025	15,000	14,990

Telefonaktiebolaget LM Ericsson (Sweden) 4.13%, 5/15/2022	5,000	5,184

		48,445

Consumer Finance — 1.9%

AerCap Ireland Capital DAC (Ireland) 3.15%, 2/15/2024	150,000	157,116

Ally Financial, Inc.

4.13%, 2/13/2022	14,000	14,482

3.88%, 5/21/2024	35,000	38,081

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Consumer Finance — continued

American Express Co.

2.50%, 8/1/2022	15,000	15,447

2.65%, 12/2/2022	112,000	116,490

3.40%, 2/27/2023	26,000	27,496

3.70%, 8/3/2023	30,000	32,295

2.50%, 7/30/2024	30,000	31,812

American Honda Finance Corp.

2.60%, 11/16/2022	25,000	25,957

3.63%, 10/10/2023	16,000	17,314

1.20%, 7/8/2025	15,000	15,113

1.00%, 9/10/2025	15,000	14,933

Capital One Financial Corp.

3.05%, 3/9/2022	15,000	15,383

3.50%, 6/15/2023	6,000	6,408

3.90%, 1/29/2024	89,000	96,777

3.30%, 10/30/2024	15,000	16,270

Caterpillar Financial Services Corp.

2.85%, 6/1/2022	12,000	12,386

0.65%, 7/7/2023	28,000	28,213

3.30%, 6/9/2024	12,000	13,043

3.25%, 12/1/2024	6,000	6,579

1.45%, 5/15/2025	15,000	15,296

0.80%, 11/13/2025	22,000	21,793

Discover Financial Services 3.85%, 11/21/2022	25,000	26,428

General Motors Financial Co., Inc.

3.45%, 4/10/2022	15,000	15,409

3.25%, 1/5/2023	15,000	15,680

5.10%, 1/17/2024	55,000	61,209

2.90%, 2/26/2025	28,000	29,597

1.25%, 1/8/2026	28,000	27,681

John Deere Capital Corp.

2.70%, 1/6/2023	23,000	24,019

3.45%, 6/7/2023	23,000	24,617

0.70%, 7/5/2023	7,000	7,068

2.65%, 6/24/2024	15,000	16,019

0.70%, 1/15/2026	20,000	19,695

Navient Solutions LLC Zero Coupon, 10/3/2022	30,000	29,613

PACCAR Financial Corp. 2.00%, 9/26/2022	15,000	15,401

Toyota Motor Credit Corp.

2.63%, 1/10/2023	18,000	18,766

1.35%, 8/25/2023	18,000	18,416

0.80%, 10/16/2025	15,000	14,844

0.80%, 1/9/2026	8,000	7,920

		1,111,066

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Containers & Packaging — 0.0% (e)

Berry Global, Inc. 1.57%, 1/15/2026 (b)	10,000	9,963

Diversified Financial Services — 0.4%

Berkshire Hathaway, Inc. 3.40%, 1/31/2022	15,000	15,440

National Rural Utilities Cooperative Finance Corp. (ICE LIBOR USD 3 Month + 2.91%), 4.75%, 4/30/2043 (c)	29,000	30,070

ORIX Corp. (Japan) 2.90%, 7/18/2022	5,000	5,162

4.05%, 1/16/2024	8,000	8,740

Private Export Funding Corp. Series II, 2.05%, 11/15/2022	38,000	39,012

Shell International Finance BV (Netherlands)

2.38%, 8/21/2022	69,000	71,120

3.40%, 8/12/2023	10,000	10,741

2.00%, 11/7/2024	23,000	24,049

Voya Financial, Inc. 3.13%, 7/15/2024	15,000	16,146

		220,480

Diversified Telecommunication Services — 0.3%

AT&T, Inc.

3.00%, 6/30/2022	35,000	36,080

4.45%, 4/1/2024	32,000	35,394

4.13%, 2/17/2026	5,000	5,655

Verizon Communications, Inc.

5.15%, 9/15/2023	13,000	14,506

3.38%, 2/15/2025	22,000	24,030

0.85%, 11/20/2025	66,000	65,054

		180,719

Electric Utilities — 0.7%

American Electric Power Co., Inc. Series N, 1.00%, 11/1/2025	15,000	14,874

Avangrid, Inc. 3.20%, 4/15/2025	8,000	8,649

Duke Energy Corp.

3.75%, 4/15/2024	8,000	8,701

0.90%, 9/15/2025	24,000	23,772

Edison International 4.95%, 4/15/2025	25,000	28,108

Entergy Louisiana LLC

4.05%, 9/1/2023	15,000	16,200

0.62%, 11/17/2023	13,000	13,023

Florida Power & Light Co. 3.25%, 6/1/2024	15,000	16,116

Georgia Power Co. Series A, 2.20%, 9/15/2024	10,000	10,484

Hydro-Quebec (Canada) Series HY, 8.40%, 1/15/2022	17,000	18,171

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Electric Utilities — continued

NextEra Energy Capital Holdings, Inc.

3.15%, 4/1/2024	15,000	16,108

2.75%, 5/1/2025	10,000	10,658

Oncor Electric Delivery Co. LLC

2.75%, 6/1/2024	37,000	39,546

0.55%, 10/1/2025 (b)	89,000	87,394

Pacific Gas and Electric Co.

1.75%, 6/16/2022	15,000	15,041

3.75%, 2/15/2024	23,000	24,577

3.45%, 7/1/2025	15,000	16,129

PPL Capital Funding, Inc. 3.50%, 12/1/2022	15,000	15,677

Public Service Co. of Colorado 2.25%, 9/15/2022	13,000	13,265

Public Service Co. of New Hampshire 3.50%, 11/1/2023	15,000	16,138

Public Service Electric and Gas Co. 2.38%, 5/15/2023	15,000	15,608

		428,239

Electrical Equipment — 0.1%

ABB Finance USA, Inc. (Switzerland) 2.88%, 5/8/2022	24,000	24,712

Eaton Corp. 2.75%, 11/2/2022	15,000	15,602

Legrand France SA (France) 8.50%, 2/15/2025	19,000	24,347

		64,661

Electronic Equipment, Instruments & Components — 0.0% (e)

Arrow Electronics, Inc. 4.00%, 4/1/2025	10,000	10,826

Flex Ltd. 5.00%, 2/15/2023	8,000	8,625

		19,451

Energy Equipment & Services — 0.0% (e)

Halliburton Co. 3.50%, 8/1/2023	10,000	10,619

Schlumberger Investment SA 3.65%, 12/1/2023	15,000	16,183

		26,802

Entertainment — 0.1%

TWDC Enterprises 18 Corp.

2.45%, 3/4/2022	20,000	20,433

2.35%, 12/1/2022	10,000	10,347

Walt Disney Co. (The)

1.75%, 8/30/2024	31,000	32,166

1.75%, 1/13/2026	24,000	24,704

		87,650

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	31

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Equity Real Estate Investment Trusts (REITs) — 1.0%

American Campus Communities Operating Partnership LP 3.75%, 4/15/2023	16,000	16,937

American Tower Corp.

3.38%, 5/15/2024	15,000	16,178

2.40%, 3/15/2025	8,000	8,383

1.30%, 9/15/2025	28,000	28,156

AvalonBay Communities, Inc. 4.20%, 12/15/2023	6,000	6,570

Boston Properties LP

3.13%, 9/1/2023	15,000	15,851

3.65%, 2/1/2026	10,000	11,118

Brixmor Operating Partnership LP 3.65%, 6/15/2024	65,000	70,274

CC Holdings GS V LLC 3.85%, 4/15/2023	42,000	44,856

Equinix, Inc.

2.63%, 11/18/2024	8,000	8,479

1.00%, 9/15/2025 (a)	121,000	119,615

ERP Operating LP 4.63%, 12/15/2021	15,000	15,341

Essex Portfolio LP 3.50%, 4/1/2025	15,000	16,332

Federal Realty Investment Trust 1.25%, 2/15/2026	7,000	7,009

GLP Capital LP 3.35%, 9/1/2024	16,000	16,986

Kimco Realty Corp.

3.40%, 11/1/2022	6,000	6,264

2.70%, 3/1/2024	15,000	15,816

Office Properties Income Trust 4.25%, 5/15/2024	15,000	15,860

Public Storage 0.88%, 2/15/2026	6,000	5,929

Realty Income Corp. 3.88%, 4/15/2025	20,000	22,196

Sabra Health Care LP 4.80%, 6/1/2024	21,000	22,984

Simon Property Group LP

3.75%, 2/1/2024	25,000	27,003

3.50%, 9/1/2025	7,000	7,634

SL Green Operating Partnership LP 3.25%, 10/15/2022	15,000	15,550

Ventas Realty LP 3.13%, 6/15/2023	16,000	16,829

Washington 3.95%, 10/15/2022	15,000	15,638

Welltower, Inc. 4.00%, 6/1/2025	17,000	18,865

		592,653

Food & Staples Retailing — 0.2%

Costco Wholesale Corp. 2.30%, 5/18/2022	30,000	30,702

Kroger Co. (The) 2.95%, 11/1/2021	5,000	5,077

Sysco Corp. 5.65%, 4/1/2025	20,000	23,486

Walgreens Boots Alliance, Inc. 3.80%, 11/18/2024	15,000	16,516

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Food & Staples Retailing — continued

Walmart, Inc.

2.35%, 12/15/2022	24,000	24,854

2.55%, 4/11/2023	9,000	9,383

3.40%, 6/26/2023	16,000	17,104

2.65%, 12/15/2024	15,000	16,120

		143,242

Food Products — 0.2%

Bunge Ltd. Finance Corp. 1.63%, 8/17/2025	17,000	17,206

Campbell Soup Co. 2.50%, 8/2/2022	6,000	6,176

Conagra Brands, Inc. 3.20%, 1/25/2023	6,000	6,273

Hershey Co. (The) 3.38%, 5/15/2023	15,000	15,967

McCormick & Co., Inc. 0.90%, 2/15/2026	13,000	12,789

Mondelez International, Inc. 0.63%, 7/1/2022	9,000	9,036

Tyson Foods, Inc. 3.90%, 9/28/2023	30,000	32,558

		100,005

Gas Utilities — 0.0% (e)

Eastern Energy Gas Holdings LLC 3.55%, 11/1/2023	17,000	18,236

Health Care Equipment & Supplies — 0.2%

Abbott Laboratories

2.55%, 3/15/2022	15,000	15,353

2.95%, 3/15/2025	5,000	5,389

Becton Dickinson and Co. 2.89%, 6/6/2022	13,000	13,373

DH Europe Finance II SARL 2.20%, 11/15/2024	18,000	18,965

Stryker Corp. 1.15%, 6/15/2025	30,000	30,128

Zimmer Biomet Holdings, Inc.

3.15%, 4/1/2022	10,000	10,247

3.05%, 1/15/2026	14,000	15,180

		108,635

Health Care Providers & Services — 0.6%

Aetna, Inc. 2.75%, 11/15/2022	11,000	11,375

Anthem, Inc.

2.95%, 12/1/2022	7,000	7,299

3.50%, 8/15/2024	15,000	16,349

3.35%, 12/1/2024	15,000	16,382

Cardinal Health, Inc. 2.62%, 6/15/2022	20,000	20,518

Cigna Corp.

4.00%, 2/15/2022	8,000	8,182

3.00%, 7/15/2023	31,000	32,727

3.50%, 6/15/2024	10,000	10,844

4.13%, 11/15/2025	5,000	5,627

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Health Care Providers & Services — continued

CommonSpirit Health 2.76%, 10/1/2024	16,000	17,029

CVS Health Corp.

3.70%, 3/9/2023	4,000	4,254

2.63%, 8/15/2024	17,000	18,066

3.88%, 7/20/2025	33,000	36,707

HCA, Inc.

4.75%, 5/1/2023	18,000	19,516

5.25%, 4/15/2025	9,000	10,376

Humana, Inc. 3.15%, 12/1/2022	15,000	15,599

Laboratory Corp. of America Holdings

3.75%, 8/23/2022	7,000	7,281

3.60%, 2/1/2025	15,000	16,377

McKesson Corp.

2.70%, 12/15/2022	10,000	10,347

0.90%, 12/3/2025	32,000	31,504

UnitedHealth Group, Inc.

3.35%, 7/15/2022	22,000	22,908

2.75%, 2/15/2023	25,000	26,035

2.38%, 8/15/2024	15,000	15,921

		381,223

Hotels, Restaurants & Leisure — 0.2%

Las Vegas Sands Corp. 2.90%, 6/25/2025	33,000	34,206

Marriott International, Inc. 3.60%, 4/15/2024	15,000	16,042

McDonald’s Corp.

3.35%, 4/1/2023	9,000	9,529

3.25%, 6/10/2024	15,000	16,261

Starbucks Corp.

3.10%, 3/1/2023	15,000	15,770

3.85%, 10/1/2023	15,000	16,170

		107,978

Household Durables — 0.0% (e)

DR Horton, Inc.

5.75%, 8/15/2023	6,000	6,665

2.50%, 10/15/2024	4,000	4,234

Mohawk Industries, Inc. 3.85%, 2/1/2023	15,000	15,820

		26,719

Household Products — 0.2%

Colgate-Palmolive Co. 2.10%, 5/1/2023	15,000	15,584

Kimberly-Clark Corp. 3.05%, 8/15/2025	16,000	17,448

Procter & Gamble Co. (The)

3.10%, 8/15/2023	32,000	34,260

0.55%, 10/29/2025	69,000	68,287

		135,579

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Independent Power and Renewable Electricity Producers — 0.1%

Enel Generacion Chile SA (Chile) 4.25%, 4/15/2024	39,000	42,151

Industrial Conglomerates — 0.3%

3M Co.

1.75%, 2/14/2023	15,000	15,425

2.25%, 3/15/2023	6,000	6,237

2.65%, 4/15/2025	18,000	19,254

General Electric Co. 3.45%, 5/15/2024	16,000	17,265

Honeywell International, Inc.

2.15%, 8/8/2022	5,000	5,127

3.35%, 12/1/2023	10,000	10,820

2.30%, 8/15/2024	29,000	30,765

1.35%, 6/1/2025	21,000	21,441

Roper Technologies, Inc.

3.13%, 11/15/2022	10,000	10,393

3.65%, 9/15/2023	15,000	16,176

		152,903

Insurance — 0.5%

Aflac, Inc. 3.25%, 3/17/2025	20,000	21,724

Allstate Corp. (The)

0.75%, 12/15/2025	72,000	71,285

Series B, (ICE LIBOR USD 3 Month + 2.94%), 5.75%, 8/15/2053 (c)	6,000	6,413

American International Group, Inc.

4.88%, 6/1/2022	21,000	22,164

4.13%, 2/15/2024	13,000	14,351

Aon Corp. 2.20%, 11/15/2022	27,000	27,842

Aspen Insurance Holdings Ltd. (Bermuda) 4.65%, 11/15/2023	6,000	6,579

Assurant, Inc. 4.00%, 3/15/2023	3,000	3,205

Chubb INA Holdings, Inc. 2.70%, 3/13/2023	15,000	15,716

Kemper Corp. 4.35%, 2/15/2025	27,000	29,692

MetLife, Inc.

3.05%, 12/15/2022 (d)	6,000	6,296

Series D, 4.37%, 9/15/2023 (d)	12,000	13,186

3.60%, 4/10/2024	5,000	5,468

Prudential Financial, Inc.

(ICE LIBOR USD 3 Month + 3.92%), 5.63%, 6/15/2043 (c)	10,000	10,715

(ICE LIBOR USD 3 Month + 3.04%), 5.20%, 3/15/2044 (c)	19,000	20,221

		274,857

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	33

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Interactive Media & Services — 0.0% (e)

Alphabet, Inc.

3.38%, 2/25/2024	6,000	6,525

0.45%, 8/15/2025	20,000	19,719

		26,244

Internet & Direct Marketing Retail — 0.3%

Amazon.com, Inc.

3.30%, 12/5/2021	5,000	5,090

2.50%, 11/29/2022	10,000	10,334

2.80%, 8/22/2024	59,000	63,469

0.80%, 6/3/2025	11,000	10,991

eBay, Inc.

3.80%, 3/9/2022	12,000	12,389

2.60%, 7/15/2022	7,000	7,171

1.90%, 3/11/2025	15,000	15,482

Expedia Group, Inc.

3.60%, 12/15/2023 (b)	16,000	17,051

4.50%, 8/15/2024	34,000	37,368

		179,345

IT Services — 0.3%

DXC Technology Co. 4.13%, 4/15/2025	30,000	32,781

Fiserv, Inc. 2.75%, 7/1/2024	18,000	19,138

Global Payments, Inc. 3.75%, 6/1/2023	15,000	15,966

International Business Machines Corp. 1.88%, 8/1/2022	80,000	81,802

Mastercard, Inc. 3.38%, 4/1/2024	12,000	13,057

PayPal Holdings, Inc. 2.40%, 10/1/2024	18,000	19,079

Visa, Inc. 2.80%, 12/14/2022	20,000	20,823

		202,646

Leisure Products — 0.0% (e)

Hasbro, Inc. 3.00%, 11/19/2024	15,000	16,096

Machinery — 0.2%

CNH Industrial NV (United Kingdom) 4.50%, 8/15/2023	25,000	27,308

Cummins, Inc. 0.75%, 9/1/2025	45,000	44,686

nVent Finance SARL (United Kingdom) 3.95%, 4/15/2023	15,000	15,737

		87,731

Media — 0.4%

Charter Communications Operating LLC

4.50%, 2/1/2024	35,000	38,532

4.91%, 7/23/2025	15,000	17,093

Comcast Corp.

3.60%, 3/1/2024	6,000	6,553

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Media — continued

3.70%, 4/15/2024	29,000	31,799

3.38%, 8/15/2025	15,000	16,463

3.95%, 10/15/2025	15,000	16,891

Discovery Communications LLC 3.90%, 11/15/2024	15,000	16,534

Fox Corp. 3.05%, 4/7/2025	20,000	21,512

Omnicom Group, Inc. 3.65%, 11/1/2024	15,000	16,416

TCI Communications, Inc. 7.88%, 2/15/2026	7,000	9,203

Time Warner Entertainment Co. LP 8.38%, 3/15/2023	12,000	13,897

ViacomCBS, Inc.

3.50%, 1/15/2025	20,000	21,637

4.00%, 1/15/2026	14,000	15,671

WPP Finance 2010 (United Kingdom)

3.63%, 9/7/2022	6,000	6,275

3.75%, 9/19/2024	15,000	16,501

		264,977

Metals & Mining — 0.1%

Nucor Corp. 4.00%, 8/1/2023	7,000	7,534

Rio Tinto Finance USA Ltd. (Australia) 3.75%, 6/15/2025	15,000	16,640

Southern Copper Corp. (Peru) 3.88%, 4/23/2025	5,000	5,520

		29,694

Multiline Retail — 0.1%

Kohl’s Corp. 4.25%, 7/17/2025	15,000	16,321

Target Corp.

2.90%, 1/15/2022	16,000	16,378

2.25%, 4/15/2025	15,000	15,796

		48,495

Multi-Utilities — 0.3%

Berkshire Hathaway Energy Co.

2.80%, 1/15/2023	15,000	15,659

3.75%, 11/15/2023	39,000	42,187

CenterPoint Energy, Inc. 3.85%, 2/1/2024	7,000	7,603

Delmarva Power & Light Co. 3.50%, 11/15/2023	35,000	37,667

Dominion Energy, Inc.

Series B, 2.75%, 1/15/2022	9,000	9,175

3.07%, 8/15/2024 (d)	10,000	10,766

DTE Energy Co. Series D, 3.70%, 8/1/2023	18,000	19,336

NiSource, Inc. 0.95%, 8/15/2025	10,000	9,887

Sempra Energy 2.88%, 10/1/2022	23,000	23,737

		176,017

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — 1.8%

BP Capital Markets America, Inc.

2.75%, 5/10/2023	15,000	15,751

3.22%, 4/14/2024	21,000	22,545

3.41%, 2/11/2026	8,000	8,795

BP Capital Markets plc (United Kingdom)

2.75%, 5/10/2023	8,000	8,398

3.99%, 9/26/2023	43,000	46,897

Canadian Natural Resources Ltd. (Canada) 3.90%, 2/1/2025	16,000	17,366

Cheniere Corpus Christi Holdings LLC 5.88%, 3/31/2025	12,000	13,815

Chevron Corp.

2.41%, 3/3/2022	10,000	10,184

1.14%, 5/11/2023	6,000	6,107

1.55%, 5/11/2025	35,000	35,810

Chevron USA, Inc.

0.33%, 8/12/2022	55,000	55,067

0.43%, 8/11/2023	26,000	26,041

3.90%, 11/15/2024	15,000	16,643

Ecopetrol SA (Colombia)

5.88%, 9/18/2023	10,000	11,097

4.13%, 1/16/2025	27,000	28,956

Energy Transfer Operating LP

4.90%, 2/1/2024	27,000	29,548

2.90%, 5/15/2025	15,000	15,729

Enterprise Products Operating LLC

3.50%, 2/1/2022	28,000	28,811

3.75%, 2/15/2025	20,000	21,973

Series D, (ICE LIBOR USD 3 Month + 2.99%), 4.88%, 8/16/2077 (c)	19,000	18,034

EOG Resources, Inc. 2.63%, 3/15/2023	25,000	26,021

Equinor ASA (Norway) 2.88%, 4/6/2025	98,000	105,237

Exxon Mobil Corp.

2.73%, 3/1/2023	20,000	20,887

3.18%, 3/15/2024	22,000	23,631

2.02%, 8/16/2024	15,000	15,712

2.99%, 3/19/2025	25,000	26,966

Kinder Morgan Energy Partners LP

4.15%, 3/1/2022	15,000	15,546

4.15%, 2/1/2024	21,000	22,871

Marathon Petroleum Corp.

4.50%, 5/1/2023	21,000	22,654

4.70%, 5/1/2025	15,000	17,056

MPLX LP 4.88%, 12/1/2024	46,000	51,965

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Oil, Gas & Consumable Fuels — continued

ONEOK Partners LP

3.38%, 10/1/2022	15,000	15,537

5.00%, 9/15/2023	24,000	26,222

ONEOK, Inc. 2.20%, 9/15/2025	30,000	30,835

Petroleos Mexicanos (Mexico) 6.84%, 1/23/2030 (f)	1	1

Phillips 66

3.85%, 4/9/2025	10,000	11,030

1.30%, 2/15/2026	19,000	18,976

Pioneer Natural Resources Co. 1.13%, 1/15/2026	15,000	14,857

Plains All American Pipeline LP 3.85%, 10/15/2023	15,000	15,974

Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	36,000	41,466

Suncor Energy, Inc. (Canada) 3.10%, 5/15/2025	20,000	21,483

Sunoco Logistics Partners Operations LP 4.25%, 4/1/2024	16,000	17,322

Total Capital International SA (France)

2.88%, 2/17/2022	10,000	10,256

3.75%, 4/10/2024	20,000	21,980

Valero Energy Corp. 2.85%, 4/15/2025	20,000	21,099

Williams Cos., Inc. (The)

3.60%, 3/15/2022	15,000	15,408

3.90%, 1/15/2025	25,000	27,284

		1,095,843

Paper & Forest Products — 0.1%

Fibria Overseas Finance Ltd. (Brazil) 4.00%, 1/14/2025	15,000	16,120

Georgia-Pacific LLC 8.00%, 1/15/2024	15,000	18,170

		34,290

Personal Products — 0.0% (e)

Estee Lauder Cos., Inc. (The) 2.00%, 12/1/2024	17,000	17,868

Pharmaceuticals — 0.7%

AstraZeneca plc (United Kingdom)

3.50%, 8/17/2023	15,000	16,074

3.38%, 11/16/2025	5,000	5,500

Bristol-Myers Squibb Co.

3.25%, 11/1/2023	15,000	16,137

2.90%, 7/26/2024	11,000	11,858

3.88%, 8/15/2025	8,000	8,981

0.75%, 11/13/2025	58,000	57,806

Eli Lilly and Co. 2.75%, 6/1/2025	15,000	16,096

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	35

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Pharmaceuticals — continued

GlaxoSmithKline Capital plc (United Kingdom) 3.00%, 6/1/2024	18,000	19,322

GlaxoSmithKline Capital, Inc. (United Kingdom)

2.80%, 3/18/2023	10,000	10,495

3.38%, 5/15/2023	25,000	26,653

Johnson & Johnson

2.25%, 3/3/2022	20,000	20,377

3.38%, 12/5/2023	41,000	44,537

0.55%, 9/1/2025	91,000	89,999

Merck & Co., Inc.

2.40%, 9/15/2022	6,000	6,164

2.75%, 2/10/2025	35,000	37,482

0.75%, 2/24/2026	7,000	6,924

Mylan, Inc. 4.20%, 11/29/2023	15,000	16,297

Pfizer, Inc. 3.40%, 5/15/2024	15,000	16,366

		427,068

Professional Services — 0.0% (e)

Verisk Analytics, Inc. 4.13%, 9/12/2022	17,000	17,921

Road & Rail — 0.2%

BNSF Funding Trust I (ICE LIBOR USD 3 Month + 2.35%), 6.61%, 12/15/2055 (c)	5,000	5,752

Burlington Northern Santa Fe LLC

3.00%, 3/15/2023	15,000	15,713

3.85%, 9/1/2023	4,000	4,310

3.75%, 4/1/2024	8,000	8,703

3.65%, 9/1/2025	8,000	8,896

CSX Corp. 3.40%, 8/1/2024	20,000	21,758

Norfolk Southern Corp. 3.85%, 1/15/2024	10,000	10,838

Ryder System, Inc.

3.75%, 6/9/2023	15,000	16,069

4.63%, 6/1/2025	8,000	9,103

Union Pacific Corp.

2.95%, 3/1/2022	6,000	6,161

4.16%, 7/15/2022	15,000	15,639

3.75%, 7/15/2025	15,000	16,675

		139,617

Semiconductors & Semiconductor Equipment — 0.5%

Analog Devices, Inc. 3.13%, 12/5/2023	6,000	6,414

Broadcom Corp. 3.13%, 1/15/2025	25,000	26,719

Broadcom, Inc.

3.63%, 10/15/2024	62,000	67,578

4.70%, 4/15/2025	12,000	13,559

Intel Corp.

2.35%, 5/11/2022	16,000	16,368

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Semiconductors & Semiconductor Equipment — continued

2.70%, 12/15/2022	30,000	31,286

3.40%, 3/25/2025	20,000	21,890

Microchip Technology, Inc. 4.33%, 6/1/2023	5,000	5,398

NXP BV (Netherlands) 4.88%, 3/1/2024 (b)	30,000	33,463

QUALCOMM, Inc. 2.60%, 1/30/2023	30,000	31,235

Texas Instruments, Inc. 1.38%, 3/12/2025	16,000	16,391

		270,301

Software — 0.5%

Adobe, Inc. 1.90%, 2/1/2025	9,000	9,357

Microsoft Corp.

2.38%, 2/12/2022	58,000	59,104

2.65%, 11/3/2022	34,000	35,232

3.63%, 12/15/2023	15,000	16,274

2.70%, 2/12/2025	25,000	26,728

Oracle Corp.

2.50%, 5/15/2022	15,000	15,347

2.50%, 10/15/2022	16,000	16,579

2.40%, 9/15/2023	39,000	40,881

3.40%, 7/8/2024	16,000	17,372

2.95%, 11/15/2024	25,000	26,974

VMware, Inc. 2.95%, 8/21/2022	15,000	15,518

		279,366

Specialty Retail — 0.2%

AutoZone, Inc. 2.88%, 1/15/2023	10,000	10,403

Home Depot, Inc. (The)

3.25%, 3/1/2022	15,000	15,453

2.70%, 4/1/2023	15,000	15,654

Lowe’s Cos., Inc.

3.13%, 9/15/2024	30,000	32,454

3.38%, 9/15/2025	32,000	35,154

TJX Cos., Inc. (The) 3.50%, 4/15/2025	25,000	27,415

		136,533

Technology Hardware, Storage & Peripherals — 0.5%

Apple, Inc.

2.50%, 2/9/2022	10,000	10,199

2.10%, 9/12/2022	15,000	15,397

2.85%, 2/23/2023	15,000	15,695

2.40%, 5/3/2023	15,000	15,680

3.45%, 5/6/2024	10,000	10,939

2.85%, 5/11/2024	16,000	17,129

1.80%, 9/11/2024	18,000	18,794

2.75%, 1/13/2025	10,000	10,705

2.50%, 2/9/2025	20,000	21,256

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Technology Hardware, Storage & Peripherals — continued

1.13%, 5/11/2025	24,000	24,280

0.55%, 8/20/2025	30,000	29,629

Dell International LLC

4.00%, 7/15/2024 (b)	15,000	16,424

5.85%, 7/15/2025 (b)	16,000	18,843

Hewlett Packard Enterprise Co.

1.45%, 4/1/2024	16,000	16,364

4.65%, 10/1/2024	15,000	16,886

HP, Inc.

4.05%, 9/15/2022	12,000	12,664

2.20%, 6/17/2025	27,000	28,182

		299,066

Textiles, Apparel & Luxury Goods — 0.0% (e)

NIKE, Inc. 2.40%, 3/27/2025	20,000	21,217

Tobacco — 0.2%

BAT Capital Corp. (United Kingdom) 2.79%, 9/6/2024	15,000	15,962

Philip Morris International, Inc.

2.63%, 3/6/2023	20,000	20,910

2.13%, 5/10/2023	25,000	25,883

1.50%, 5/1/2025	10,000	10,207

Reynolds American, Inc. (United Kingdom) 4.45%, 6/12/2025	16,000	17,867

		90,829

Trading Companies & Distributors — 0.1%

Air Lease Corp.

2.75%, 1/15/2023	22,000	22,769

3.00%, 9/15/2023	15,000	15,730

2.88%, 1/15/2026	26,000	27,083

Aircastle Ltd. 4.13%, 5/1/2024	6,000	6,333

		71,915

Water Utilities — 0.0% (e)

American Water Capital Corp. 3.40%, 3/1/2025	6,000	6,528

Wireless Telecommunication Services — 0.1%

T-Mobile USA, Inc. 3.50%, 4/15/2025 (b)	30,000	32,577

Vodafone Group plc (United Kingdom)

3.75%, 1/16/2024	20,000	21,801

4.13%, 5/30/2025	8,000	8,995

		63,373

Total Corporate Bonds (Cost $14,499,900)		14,771,329

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Mortgage-Backed Securities — 8.2%

FHLMC Gold Pools, 15 Year

Pool # J14776, 3.00%, 3/1/2026	14,507	15,349

Pool # G14783, 3.50%, 10/1/2026	13,923	14,868

Pool # G14415, 2.50%, 4/1/2027	24,239	25,374

Pool # J20134, 3.00%, 8/1/2027	9,449	10,000

Pool # G18452, 2.50%, 12/1/2027	35,871	37,551

Pool # E04178, 2.50%, 2/1/2028	10,452	10,956

Pool # J22899, 2.00%, 3/1/2028	19,599	20,295

Pool # J23906, 2.50%, 5/1/2028	37,032	38,757

Pool # J23582, 3.00%, 5/1/2028	14,028	14,927

Pool # J24561, 2.50%, 6/1/2028	7,955	8,365

Pool # G15724, 4.00%, 1/1/2029	3,214	3,428

Pool # G16577, 4.00%, 1/1/2029	6,984	7,452

Pool # G18511, 2.50%, 5/1/2029	6,732	7,050

Pool # G18512, 3.00%, 5/1/2029	11,758	12,495

Pool # G15164, 3.00%, 9/1/2029	5,173	5,512

Pool # G18533, 2.50%, 12/1/2029	10,383	10,873

Pool # G18549, 2.50%, 4/1/2030	29,370	30,789

Pool # G16749, 2.00%, 7/1/2030	9,400	9,734

Pool # G18568, 2.50%, 9/1/2030	13,959	14,633

Pool # J33012, 3.00%, 10/1/2030	30,635	32,846

Pool # G18587, 3.00%, 2/1/2031	14,777	15,648

Pool # G18600, 2.50%, 5/1/2031	10,283	10,784

Pool # G16028, 3.00%, 8/1/2031	7,839	8,384

Pool # G18611, 2.50%, 9/1/2031	18,759	19,674

Pool # J35495, 2.50%, 10/1/2031	30,331	32,367

Pool # G18620, 3.00%, 11/1/2031	11,152	11,811

Pool # G18626, 2.50%, 1/1/2032	62,299	65,337

Pool # G18632, 3.00%, 2/1/2032	11,187	11,848

Pool # J37147, 3.00%, 6/1/2032	10,919	11,782

Pool # G16207, 3.50%, 7/1/2032	10,529	11,555

Pool # J38058, 3.00%, 11/1/2032	34,966	37,925

Pool # J39722, 3.00%, 10/1/2033	9,747	10,473

Pool # G18713, 3.50%, 11/1/2033	22,417	23,936

Pool # G18715, 3.00%, 12/1/2033	8,535	9,026

Pool # G16756, 3.50%, 1/1/2034	10,585	11,491

Pool # G18720, 3.50%, 1/1/2034	6,123	6,538

Pool # G18723, 3.50%, 2/1/2034	5,707	6,093

Pool # G18726, 3.50%, 3/1/2034	5,301	5,661

FHLMC UMBS, 15 Year

Pool # ZK2607, 3.50%, 10/1/2025	3,172	3,389

Pool # ZK2904, 3.50%, 1/1/2026	9,558	10,207

Pool # ZS8020, 3.00%, 9/1/2027	14,920	15,794

Pool # ZS6596, 3.00%, 11/1/2027	7,497	7,954

Pool # ZA2838, 2.50%, 4/1/2028	9,488	9,964

Pool # ZK5814, 3.00%, 7/1/2028	23,276	24,786

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	37

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # ZK5986, 3.50%, 9/1/2028	7,725	8,348

Pool # ZK6024, 3.50%, 9/1/2028	17,468	18,876

Pool # ZK6594, 3.00%, 4/1/2029	6,529	6,957

Pool # ZK6713, 3.00%, 6/1/2029	14,456	15,429

Pool # ZK6827, 3.00%, 8/1/2029	8,433	9,001

Pool # ZS8598, 3.00%, 2/1/2031	18,743	19,848

Pool # ZS8617, 2.50%, 8/1/2031	22,651	23,752

Pool # ZS8622, 3.00%, 9/1/2031	19,404	20,548

Pool # ZS8628, 2.00%, 11/1/2031	3,466	3,586

Pool # SB0084, 3.00%, 2/1/2032	7,631	8,131

Pool # ZK9051, 3.00%, 11/1/2032	24,438	26,331

Pool # ZS7938, 2.50%, 1/1/2033	8,521	9,057

Pool # ZS7988, 3.50%, 2/1/2033	14,527	15,898

Pool # ZK9341, 3.00%, 3/1/2033	3,894	4,197

Pool # ZT0716, 3.00%, 10/1/2033	4,880	5,159

Pool # SB0257, 4.00%, 11/1/2033	5,898	6,292

Pool # SB0194, 2.50%, 12/1/2033	9,373	9,816

Pool # ZT1557, 4.00%, 12/1/2033	5,581	5,945

Pool # ZT1725, 3.50%, 1/1/2034	5,292	5,747

Pool # ZT1799, 3.50%, 3/1/2034	2,827	3,019

Pool # SB8008, 2.50%, 8/1/2034	9,314	9,729

Pool # SB8013, 2.50%, 9/1/2034	5,918	6,182

Pool # SB8010, 2.50%, 10/1/2034	11,695	12,216

Pool # SB8012, 3.50%, 10/1/2034	5,914	6,316

Pool # SB0109, 2.50%, 11/1/2034	36,321	38,399

Pool # QN1052, 3.00%, 11/1/2034	7,357	7,829

Pool # SB8017, 3.50%, 11/1/2034	11,352	12,123

Pool # SB8021, 3.00%, 12/1/2034	9,201	9,712

Pool # SB0260, 2.50%, 2/1/2035	15,033	15,703

Pool # SB0264, 2.50%, 2/1/2035	22,074	23,525

Pool # SB8045, 2.50%, 5/1/2035	10,430	10,910

Pool # QN2057, 3.00%, 5/1/2035	15,213	16,511

Pool # SB0345, 2.00%, 6/1/2035	92,089	95,816

Pool # SB0401, 2.00%, 7/1/2035	26,393	27,302

Pool # SB0394, 2.50%, 7/1/2035	15,926	16,660

Pool # SB8501, 2.00%, 8/1/2035	105,490	109,760

Pool # SB0406, 2.50%, 8/1/2035	28,526	30,208

Pool # SB8067, 1.50%, 9/1/2035	32,153	32,530

Pool # SB8061, 2.00%, 9/1/2035	130,170	134,652

Pool # SB8062, 2.50%, 9/1/2035	99,248	103,820

Pool # RC1591, 1.50%, 10/1/2035	74,253	75,367

Pool # SB8068, 1.50%, 10/1/2035	24,634	24,923

Pool # SB0430, 2.00%, 10/1/2035	45,301	46,946

Pool # QN4490, 1.50%, 12/1/2035	106,287	107,785

Pool # SB0450, 2.00%, 12/1/2035	56,489	58,830

Pool # QN4861, 1.50%, 1/1/2036	84,315	85,453

Pool # SB8088, 1.50%, 2/1/2036	40,691	41,168

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

FNMA UMBS, 15 Year

Pool # AE0988, 4.00%, 9/1/2025	4,013	4,275

Pool # AL1168, 3.50%, 1/1/2026	4,252	4,549

Pool # AL0519, 4.00%, 3/1/2026	3,907	4,169

Pool # AH9695, 4.00%, 4/1/2026	5,486	5,851

Pool # AL4643, 4.00%, 7/1/2026	4,940	5,262

Pool # AB4086, 3.00%, 12/1/2026	18,863	19,955

Pool # AJ9357, 3.50%, 1/1/2027	9,500	10,166

Pool # AW7396, 3.50%, 1/1/2027	9,873	10,542

Pool # AK3264, 3.00%, 2/1/2027	9,823	10,392

Pool # AW7395, 3.00%, 2/1/2027	9,111	9,639

Pool # AK5412, 3.00%, 3/1/2027	9,126	9,663

Pool # AL1746, 3.50%, 3/1/2027	5,561	5,951

Pool # AB5095, 3.00%, 5/1/2027	9,929	10,529

Pool # AO4079, 3.00%, 5/1/2027	14,484	15,327

Pool # AL2224, 3.50%, 7/1/2027	10,230	10,946

Pool # AQ5118, 2.50%, 11/1/2027	6,765	7,081

Pool # AQ1688, 2.00%, 12/1/2027	6,862	7,097

Pool # MA1277, 2.50%, 12/1/2027	57,389	60,066

Pool # AR1045, 2.50%, 1/1/2028	13,837	14,482

Pool # AL3041, 2.00%, 2/1/2028	9,872	10,209

Pool # AR3175, 2.50%, 2/1/2028	15,169	15,905

Pool # AR4180, 2.50%, 2/1/2028	31,139	32,725

Pool # AL3060, 3.00%, 2/1/2028	25,473	26,956

Pool # AT2769, 2.00%, 5/1/2028	12,926	13,382

Pool # AL3764, 3.50%, 5/1/2028	14,578	15,752

Pool # MA1467, 2.00%, 6/1/2028	7,499	7,764

Pool # BM3954, 2.50%, 12/1/2028	49,162	51,442

Pool # AV8783, 3.00%, 1/1/2029	14,995	15,951

Pool # AV4793, 3.50%, 5/1/2029	9,354	10,108

Pool # AW3641, 3.00%, 6/1/2029	14,533	15,440

Pool # AW8317, 2.50%, 9/1/2029	8,341	8,732

Pool # AL7205, 3.50%, 12/1/2029	3,231	3,491

Pool # AX7696, 3.00%, 1/1/2030	23,581	25,053

Pool # AS4489, 2.50%, 3/1/2030	2,867	3,021

Pool # AY6338, 2.50%, 3/1/2030	46,770	49,020

Pool # AS4678, 3.00%, 3/1/2030	29,573	31,439

Pool # AS4860, 2.50%, 5/1/2030	22,630	23,883

Pool # AL9852, 3.00%, 9/1/2030	20,618	21,920

Pool # BC0035, 3.00%, 11/1/2030	47,232	51,080

Pool # BA6893, 2.50%, 2/1/2031	6,249	6,550

Pool # BC1973, 2.50%, 3/1/2031	24,092	25,258

Pool # BC9099, 2.50%, 3/1/2031	9,669	10,134

Pool # BC2482, 3.00%, 3/1/2031	21,501	22,765

Pool # AL9421, 4.00%, 3/1/2031	5,924	6,319

Pool # AS7067, 3.50%, 4/1/2031	7,541	8,185

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # BD4574, 2.00%, 6/1/2031	17,955	18,578

Pool # FM1336, 3.50%, 6/1/2031	9,866	10,661

Pool # AS7467, 2.50%, 7/1/2031	11,516	12,074

Pool # AS7606, 2.50%, 7/1/2031	35,499	37,585

Pool # AS7620, 2.50%, 7/1/2031	77,920	82,383

Pool # AS7657, 2.50%, 8/1/2031	17,924	19,040

Pool # MA2774, 2.00%, 10/1/2031	1,901	1,966

Pool # FM1324, 3.00%, 11/1/2031	22,248	23,543

Pool # FM1773, 3.00%, 12/1/2031	28,486	30,215

Pool # BE5622, 2.50%, 1/1/2032	4,904	5,142

Pool # MA3187, 2.50%, 11/1/2032	25,457	26,659

Pool # MA3188, 3.00%, 11/1/2032	5,583	5,905

Pool # 890822, 3.00%, 12/1/2032	62,147	66,940

Pool # BM3207, 3.00%, 12/1/2032	16,533	17,835

Pool # BM3276, 3.50%, 12/1/2032	14,321	15,552

Pool # CA1089, 3.00%, 2/1/2033	11,261	12,178

Pool # FM1309, 2.00%, 3/1/2033	4,345	4,496

Pool # FM3937, 3.00%, 4/1/2033	12,092	12,962

Pool # MA3437, 3.00%, 8/1/2033	8,690	9,187

Pool # CA2407, 4.00%, 9/1/2033	14,945	16,087

Pool # FM4036, 2.50%, 12/1/2033	15,301	16,023

Pool # BN3975, 3.00%, 1/1/2034	1,593	1,684

Pool # MA3559, 3.50%, 1/1/2034	3,650	3,897

Pool # MA3588, 3.50%, 2/1/2034	14,566	15,552

Pool # MA3589, 4.00%, 2/1/2034	16,276	17,335

Pool # MA3631, 3.00%, 4/1/2034	16,592	17,512

Pool # FM1810, 4.00%, 4/1/2034	5,849	6,334

Pool # FM1071, 3.50%, 5/1/2034	11,620	12,757

Pool # MA3709, 2.50%, 6/1/2034	9,484	9,907

Pool # MA3729, 2.50%, 7/1/2034	3,178	3,320

Pool # MA3695, 3.00%, 7/1/2034	6,974	7,361

Pool # BJ5549, 3.00%, 8/1/2034	4,442	4,699

Pool # FM2403, 3.50%, 9/1/2034	16,126	17,549

Pool # FM5400, 2.50%, 10/1/2034	19,657	20,609

Pool # MA3797, 2.50%, 10/1/2034	6,222	6,500

Pool # FM1900, 2.50%, 11/1/2034	12,417	13,230

Pool # MA3827, 2.50%, 11/1/2034	81,360	84,989

Pool # MA3828, 3.00%, 11/1/2034	15,612	16,478

Pool # FM4671, 3.50%, 1/1/2035	20,871	22,913

Pool # MA3956, 3.00%, 3/1/2035	34,641	36,825

Pool # MA4012, 2.00%, 5/1/2035	145,115	150,101

Pool # MA4013, 2.50%, 5/1/2035	37,303	39,023

Pool # FM3493, 3.50%, 5/1/2035	12,211	13,279

Pool # BP5762, 2.50%, 6/1/2035	55,291	57,840

Pool # FM3654, 3.00%, 6/1/2035	39,918	42,968

Pool # MA4074, 2.00%, 7/1/2035	88,504	91,545

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pool # MA4075, Class 177, 2.50%, 7/1/2035	21,409	22,396

Pool # MA4095, 2.00%, 8/1/2035	102,548	106,072

Pool # FM3936, 2.50%, 8/1/2035	17,605	18,667

Pool # MA4099, 2.50%, 8/1/2035	49,447	51,727

Pool # MA4122, 1.50%, 9/1/2035	15,003	15,180

Pool # MA4123, 2.00%, 9/1/2035	95,108	98,376

Pool # MA4154, 1.50%, 10/1/2035	114,604	115,949

Pool # CA7497, 2.50%, 10/1/2035	13,504	14,301

Pool # FM4368, 1.50%, 11/1/2035	36,669	37,099

Pool # FM4850, 2.00%, 11/1/2035	49,843	51,663

Pool # MA4179, 2.00%, 11/1/2035	54,043	55,900

Pool # MA4180, 2.50%, 11/1/2035	33,790	35,348

Pool # FM5396, 2.00%, 12/1/2035	64,046	66,765

Pool # MA4206, 2.00%, 12/1/2035	14,670	15,174

Pool # CA8788, 2.00%, 1/1/2036	94,882	98,256

GNMA I, 15 Year Pool # AA8397, 2.50%, 3/15/2028	7,476	7,831

GNMA II, 15 Year

Pool # 796502, 3.00%, 4/20/2022	3,712	3,924

Pool # MA1134, 3.00%, 7/20/2028	10,666	11,259

Pool # MA4559, 3.00%, 7/20/2032	11,144	11,791

Pool # MA4625, 3.50%, 8/20/2032	8,288	8,844

Pool # MA5791, 3.50%, 3/20/2034	1,948	2,086

Pool # MA6256, 3.50%, 12/20/2034	9,397	10,064

Pool # MA6906, 2.50%, 10/20/2035	21,269	22,316

Total Mortgage-Backed Securities (cost $4,814,734)		4,878,625

Supranational — 3.0%

African Development Bank (Supranational)

3.00%, 12/6/2021	12,000	12,259

1.63%, 9/16/2022	36,000	36,791

3.00%, 9/20/2023	15,000	16,021

Asian Development Bank (Supranational)

0.63%, 4/7/2022	93,000	93,475

1.88%, 8/10/2022	45,000	46,095

2.75%, 3/17/2023	38,000	39,968

1.50%, 10/18/2024	30,000	31,070

2.00%, 1/22/2025	23,000	24,269

0.63%, 4/29/2025	68,000	68,016

Asian Infrastructure Investment Bank (The) (Supranational)

2.25%, 5/16/2024	101,000	106,900

0.50%, 5/28/2025	45,000	44,719

Corp. Andina de Fomento (Supranational) 3.75%, 11/23/2023	38,000	40,869

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	39

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Supranational — continued

European Bank for Reconstruction & Development (Supranational)

2.13%, 3/7/2022	43,000	43,844

1.50%, 2/13/2025	30,000	31,087

0.50%, 11/25/2025	30,000	29,608

European Investment Bank (Supranational)

2.25%, 8/15/2022	90,000	92,713

1.38%, 9/6/2022	15,000	15,272

2.50%, 3/15/2023	145,000	151,774

3.25%, 1/29/2024	8,000	8,671

2.25%, 6/24/2024	48,000	50,867

2.50%, 10/15/2024	39,000	41,799

1.63%, 3/14/2025	61,000	63,535

Inter-American Development Bank (Supranational)

1.75%, 4/14/2022	70,000	71,244

1.75%, 9/14/2022	43,000	44,036

2.50%, 1/18/2023	36,000	37,558

0.50%, 5/24/2023	17,000	17,111

3.00%, 2/21/2024	16,000	17,245

0.63%, 7/15/2025	43,000	42,800

International Bank for Reconstruction & Development (Supranational)

2.13%, 7/1/2022	5,000	5,130

1.88%, 6/19/2023	19,000	19,703

2.50%, 3/19/2024	37,000	39,388

2.50%, 11/25/2024	15,000	16,098

2.13%, 3/3/2025	29,000	30,781

0.75%, 3/11/2025	22,000	22,163

0.63%, 4/22/2025	25,000	25,015

0.38%, 7/28/2025	250,000	246,253

2.50%, 7/29/2025	34,000	36,612

International Finance Corp. (Supranational)

2.88%, 7/31/2023	30,000	31,852

1.38%, 10/16/2024	15,000	15,474

0.38%, 7/16/2025	15,000	14,773

Total Supranational (Cost $1,806,498)		1,822,858

U.S. Government Agency Securities — 2.7%

FFCB

3.00%, 10/19/2021	50,000	50,904

0.38%, 4/8/2022	50,000	50,140

0.13%, 11/23/2022	40,000	39,988

FHLB

2.38%, 9/10/2021	25,000	25,283

1.63%, 11/19/2021	20,000	20,218

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

2.25%, 3/11/2022	45,000	45,965

2.50%, 3/11/2022	70,000	71,735

2.13%, 6/10/2022	20,000	20,508

2.50%, 2/13/2024	15,000	15,975

1.50%, 8/15/2024	60,000	62,318

0.50%, 4/14/2025	120,000	119,800

FHLMC

0.38%, 5/5/2023	50,000	50,236

0.25%, 6/26/2023	125,000	125,186

0.25%, 8/24/2023	55,000	55,065

0.25%, 9/8/2023	50,000	50,028

0.30%, 9/28/2023	50,000	49,961

0.38%, 3/25/2024	27,000	26,944

1.50%, 2/12/2025	62,000	64,449

0.38%, 7/21/2025	39,000	38,568

0.38%, 9/23/2025	50,000	49,249

FNMA

2.63%, 1/11/2022	22,000	22,476

2.25%, 4/12/2022	35,000	35,822

2.00%, 10/5/2022	160,000	164,745

0.25%, 5/22/2023	12,000	12,024

2.88%, 9/12/2023	60,000	63,972

1.75%, 7/2/2024	15,000	15,698

2.63%, 9/6/2024	41,000	44,217

1.63%, 10/15/2024	40,000	41,764

1.63%, 1/7/2025	40,000	41,717

0.63%, 4/22/2025	40,000	40,068

0.50%, 6/17/2025	32,000	31,844

0.50%, 11/7/2025	15,000	14,847

Israel Government AID Bond (Israel) 5.50%, 4/26/2024	15,000	17,382

Tennessee Valley Authority

1.88%, 8/15/2022	10,000	10,247

2.88%, 9/15/2024	20,000	21,660

Total U.S. Government Agency Securities (Cost $1,605,372)		1,611,003

Commercial Mortgage-Backed Securities — 2.5%

Benchmark Mortgage Trust

Series 2018-B3, Class A3, 3.75%, 4/10/2051	25,000	27,124

Series 2019-B12, Class A2, 3.00%, 8/15/2052	7,000	7,388

Series 2020-B17, Class A2, 2.21%, 3/15/2053	50,000	52,105

CD Mortgage Trust Series 2017-CD6, Class ASB, 3.33%, 11/13/2050	50,000	54,578

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Commercial Mortgage-Backed Securities — continued

CGMS Commercial Mortgage Trust Series 2017-B1, Class AAB, 3.24%, 8/15/2050	16,000	17,381

Citigroup Commercial Mortgage Trust

Series 2013-GC17, Class A4, 4.13%, 11/10/2046	20,000	21,731

Series 2016-C1, Class AAB, 3.00%, 5/10/2049	12,000	12,729

Series 2020-GC46, Class A2, 2.71%, 2/15/2053	20,000	20,830

Commercial Mortgage Trust

Series 2013-CR6, Class A4, 3.10%, 3/10/2046	15,000	15,672

Series 2014-CR16, Class A3, 3.78%, 4/10/2047	24,969	26,864

Series 2014-LC15, Class A4, 4.01%, 4/10/2047	20,000	21,819

Series 2014-UBS3, Class A3, 3.55%, 6/10/2047	42,968	46,033

Series 2014-UBS4, Class A5, 3.69%, 8/10/2047	50,000	54,482

Series 2015-CR25, Class A4, 3.76%, 8/10/2048	32,000	35,509

Series 2013-CR11, Class ASB, 3.66%, 8/10/2050	11,660	12,124

CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4, 3.72%, 8/15/2048	40,000	44,271

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K016, Class A2, 2.97%, 10/25/2021	27,195	27,337

Series K019, Class A2, 2.27%, 3/25/2022	15,200	15,347

Series K020, Class A2, 2.37%, 5/25/2022	10,000	10,126

Series K720, Class A2, 2.72%, 6/25/2022	15,000	15,237

Series K027, Class A2, 2.64%, 1/25/2023	26,000	26,765

Series K028, Class A2, 3.11%, 2/25/2023	10,000	10,395

Series K042, Class A1, 2.27%, 6/25/2024	73,634	75,421

Series K044, Class A2, 2.81%, 1/25/2025	16,000	17,143

Series K046, Class A2, 3.21%, 3/25/2025	26,000	28,311

Series K733, Class A2, 3.75%, 8/25/2025	100,000	110,873

Series K737, Class A1, 2.12%, 6/25/2026	59,224	61,338

FNMA

ACES Series 2017-M10, Class AV2, 2.56%, 7/25/2024 (g)	13,896	14,607

Series 2017-M7, Class A1, 2.60%, 12/25/2026	52,689	55,214

GS Mortgage Securities Trust

Series 2014-GC18, Class A4, 4.07%, 1/10/2047	30,000	32,515

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Series 2014-GC18, Class AS, 4.38%, 1/10/2047	17,000	18,284

Series 2015-GC32, Class A4, 3.76%, 7/10/2048	50,000	55,344

JPMBB Commercial Mortgage Securities Trust

Series 2013-C17, Class ASB, 3.71%, 1/15/2047	11,490	12,027

Series 2014-C19, Class C, 4.68%, 4/15/2047 ‡ (g)	10,000	10,587

Series 2014-C22, Class AS, 4.11%, 9/15/2047	15,000	16,321

Series 2014-C23, Class C, 4.47%, 9/15/2047 ‡ (g)	20,000	20,809

Series 2015-C32, Class B, 4.39%, 11/15/2048 ‡ (g)	23,000	23,562

JPMorgan Chase Commercial Mortgage Securities Trust

Series 2013-LC11, Class C, 3.96%, 4/15/2046 ‡ (g)	22,000	19,191

Series 2013-C10, Class AS, 3.37%, 12/15/2047 ‡	20,000	20,904

Series 2015-JP1, Class D, 4.23%, 1/15/2049 ‡ (g)	10,000	9,496

Morgan Stanley Bank of America Merrill Lynch Trust

Series 2012-C5, Class A4, 3.18%, 8/15/2045	12,000	12,362

Series 2014-C19, Class A3, 3.25%, 12/15/2047	6,385	6,829

Series 2015-C25, Class ASB, 3.38%, 10/15/2048	37,266	39,480

Series 2015-C25, Class B, 4.52%, 10/15/2048 ‡ (g)	20,000	22,188

Series 2015-C23, Class A3, 3.45%, 7/15/2050	43,773	47,368

Morgan Stanley Capital I Trust Series 2011-C3, Class A4, 4.12%, 7/15/2049	3,373	3,397

UBS Commercial Mortgage Trust Series 2018-C13, Class A2, 4.21%, 10/15/2051	6,829	7,302

UBS-Barclays Commercial Mortgage Trust Series 2013-C6, Class A4, 3.24%, 4/10/2046	23,000	24,030

Wells Fargo Commercial Mortgage Trust

Series 2012-LC5, Class B, 4.14%, 10/15/2045 ‡	14,000	14,512

Series 2013-LC12, Class A4, 4.22%, 7/15/2046 (g)	12,000	12,861

Series 2019-C54, Class A2, 3.01%, 12/15/2052	35,000	37,005

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	41

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Commercial Mortgage-Backed Securities — continued

WFRBS Commercial Mortgage Trust

Series 2012-C7, Class AS, 4.09%, 6/15/2045 (g)	32,000	32,072

Series 2012-C10, Class A3, 2.88%, 12/15/2045	12,000	12,443

Series 2012-C10, Class B, 3.74%, 12/15/2045 ‡	15,000	14,342

Series 2014-C20, Class A5, 4.00%, 5/15/2047	12,000	13,110

Total Commercial Mortgage-Backed Securities (Cost $1,465,018)		1,477,095

Foreign Government Securities — 1.6%

Canada Government Bond (Canada)

2.63%, 1/25/2022	10,000	10,220

2.00%, 11/15/2022	50,000	51,553

1.63%, 1/22/2025 (a)	10,000	10,424

Export Development Canada (Canada)

2.50%, 1/24/2023	35,000	36,523

2.75%, 3/15/2023	25,000	26,281

2.63%, 2/21/2024	20,000	21,331

Hungary Government Bond (Hungary)

5.38%, 2/21/2023	18,000	19,710

5.75%, 11/22/2023	55,000	62,477

Italian Republic Government Bond (Italy) 6.88%, 9/27/2023	5,000	5,769

Oriental Republic of Uruguay (Uruguay) 4.50%, 8/14/2024	7,000	7,628

Province of Alberta (Canada)

2.20%, 7/26/2022	22,000	22,596

1.00%, 5/20/2025	10,000	10,105

Province of British Columbia (Canada)

2.00%, 10/23/2022	30,000	30,880

1.75%, 9/27/2024	24,000	25,070

Province of Ontario (Canada)

2.40%, 2/8/2022	10,000	10,200

2.25%, 5/18/2022	35,000	35,846

2.45%, 6/29/2022	15,000	15,433

3.05%, 1/29/2024	16,000	17,207

3.20%, 5/16/2024	15,000	16,292

Province of Quebec (Canada)

2.63%, 2/13/2023	20,000	20,915

2.50%, 4/9/2024	15,000	15,942

1.50%, 2/11/2025	10,000	10,329

Republic of Colombia (Colombia) 8.13%, 5/21/2024	53,000	63,526

Republic of Korea (South Korea) 5.63%, 11/3/2025	100,000	121,232

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Republic of Peru (Peru) 2.39%, 1/23/2026	44,000	45,860

Republic of Philippines (Philippines) 10.63%, 3/16/2025	12,000	16,680

Republic of Poland (Poland) 4.00%, 1/22/2024	7,000	7,710

Svensk Exportkredit AB (Sweden) 0.75%, 4/6/2023	200,000	202,030

Total Foreign Government Securities (Cost $928,427)		939,769

Asset-Backed Securities — 0.8%

Ally Auto Receivables Trust Series 2018-3, Class A4, 3.12%, 7/17/2023	10,000	10,225

American Express Credit Account Master Trust Series 2017-7, Class A, 2.35%, 5/15/2025	30,000	31,031

AmeriCredit Automobile Receivables Trust Series 2017-3, Class D, 3.18%, 7/18/2023	15,000	15,407

Capital One Multi-Asset Execution Trust Series 2019-A1, Class A1, 2.84%, 12/15/2024	30,000	30,751

Capital One Prime Auto Receivables Trust Series 2019-2, Class A4, 1.96%, 2/18/2025	32,000	32,962

CarMax Auto Owner Trust Series 2020-1, Class A3, 1.89%, 12/16/2024	30,000	30,688

Citibank Credit Card Issuance Trust Series 2018-A3, Class A3, 3.29%, 5/23/2025	33,000	35,164

Ford Credit Floorplan Master Owner Trust A

Series 2019-3, Class A1, 2.23%, 9/15/2024	40,000	41,171

Series 2018-2, Class A, 3.17%, 3/15/2025	15,000	15,841

Series 2019-2, Class A, 3.06%, 4/15/2026	8,000	8,598

GM Financial Consumer Automobile Receivables Trust

Series 2020-1, Class A3, 1.84%, 9/16/2024	10,000	10,170

Series 2020-2, Class A4, 1.74%, 8/18/2025	22,000	22,681

Honda Auto Receivables Owner Trust Series 2020-3, Class A3, 0.37%, 10/18/2024	59,000	59,076

Hyundai Auto Receivables Trust Series 2019-B, Class A3, 1.94%, 2/15/2024	22,000	22,346

Nissan Auto Lease Trust Series 2019-A, Class A3, 2.76%, 3/15/2022	3,528	3,543

Santander Drive Auto Receivables Trust Series 2020-1, Class B, 3.03%, 11/15/2024	16,000	16,500

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Asset-Backed Securities — continued

Synchrony Credit Card Master Note Trust Series 2018-2, Class A, 3.47%, 5/15/2026	15,000	16,012

Toyota Auto Receivables Owner Trust

Series 2019-D, Class A3, 1.92%, 1/16/2024	24,000	24,436

Series 2020-A, Class A3, 1.66%, 5/15/2024	26,000	26,461

World Omni Auto Receivables Trust Series 2018-D, Class B, 3.67%, 12/16/2024	15,000	15,743

Total Asset-Backed Securities (Cost $463,106)		468,806

Municipal Bonds — 0.2% (h)

California — 0.0% (e)

University of California, Taxable Series 2020BG, Rev., 0.88%, 5/15/2025	5,000	5,054

Florida — 0.1%

State Board of Administration Finance Corp. Series 2020A, Rev., 1.26%, 7/1/2025	45,000	45,407

Illinois — 0.0% (e)

State of Illinois, Taxable Pension GO, 4.95%, 6/1/2023	17,727	18,359

New Jersey — 0.1%

New Jersey Economic Development Authority, Pension Funding Series 1997B, Rev., AGM, Zero Coupon, 2/15/2024	60,000	58,816

Total Municipal Bonds (Cost $126,711)		127,636

	SHARES
Short-Term Investments — 1.0%
Investment Companies — 0.8%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.03% (i) (j) (Cost $514,056)	514,056	514,056

Investment Of Cash Collateral From Securities Loaned — 0.2%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (i) (j) (Cost $104,878)	104,878	104,878

Total Short-Term Investments (Cost $618,934)		618,934

Total Investments — 100.1% (Cost $58,855,715)		59,703,753

Liabilities in Excess of Other Assets — (0.1)%		(49,347)

Net Assets — 100.0%		59,654,406

Percentages indicated are based on net assets.

Abbreviations

ACES	Alternative Credit Enhancement Securities
AGM	Insured by Assured Guaranty Municipal Corp.
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	The security or a portion of this security is on loan at February 28, 2021. The total value of securities on loan at February 28, 2021 is $102,693.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2021.
(d)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 28, 2021.
(e)	Amount rounds to less than 0.1% of net assets.
(f)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(g)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2021.
(h)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(i)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(j)	The rate shown is the current yield as of February 28, 2021.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	43

JPMorgan Core Plus Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — 37.7%

Aerospace & Defense — 1.0%

BAE Systems plc (United Kingdom) 3.40%, 4/15/2030 (a)	200,000	218,219

Boeing Co. (The)

1.17%, 2/4/2023	80,000	80,339

1.95%, 2/1/2024	18,000	18,452

1.43%, 2/4/2024	35,000	35,061

2.75%, 2/1/2026	20,000	20,715

2.20%, 2/4/2026	175,000	175,365

3.10%, 5/1/2026	15,000	15,768

2.70%, 2/1/2027	65,000	66,746

3.25%, 2/1/2028	205,000	215,157

3.60%, 5/1/2034	20,000	20,543

3.25%, 2/1/2035	20,000	19,676

Howmet Aerospace, Inc.

5.13%, 10/1/2024	142,000	154,411

5.95%, 2/1/2037	14,000	16,834

Moog, Inc. 4.25%, 12/15/2027 (a)	20,000	20,550

Precision Castparts Corp. 4.38%, 6/15/2045	54,000	64,206

Raytheon Technologies Corp.

3.50%, 3/15/2027	40,000	44,469

4.13%, 11/16/2028	135,000	155,651

Spirit AeroSystems, Inc. 7.50%, 4/15/2025 (a)	105,000	111,069

TransDigm, Inc. 6.25%, 3/15/2026 (a)	25,000	26,347

Triumph Group, Inc.

6.25%, 9/15/2024 (a)	10,000	10,050

7.75%, 8/15/2025	16,000	15,520

		1,505,148

Air Freight & Logistics — 0.1%

XPO Logistics, Inc.

6.13%, 9/1/2023 (a)	40,000	40,650

6.75%, 8/15/2024 (a)	75,000	78,750

		119,400

Airlines — 0.0% (b)

Continental Airlines Pass-Through Trust Series 2012-2, Class A Shares, 4.00%, 10/29/2024	33,167	34,147

United Airlines Holdings, Inc.

5.00%, 2/1/2024	20,000	20,525

4.88%, 1/15/2025	16,000	16,393

		71,065

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Auto Components — 0.3%

Adient US LLC 7.00%, 5/15/2026 (a)	105,000	113,018

Allison Transmission, Inc. 3.75%, 1/30/2031 (a)	75,000	71,719

American Axle & Manufacturing, Inc. 6.25%, 4/1/2025	73,000	75,197

BorgWarner, Inc. 5.00%, 10/1/2025 (a)	20,000	23,296

Cooper-Standard Automotive, Inc.

13.00%, 6/1/2024 (a)	5,000	5,738

5.63%, 11/15/2026 (a)	30,000	26,079

Dana Financing Luxembourg SARL 6.50%, 6/1/2026 (a)	15,000	15,563

Dana, Inc. 5.38%, 11/15/2027	60,000	62,700

Goodyear Tire & Rubber Co. (The) 5.00%, 5/31/2026	19,000	19,411

Icahn Enterprises LP

6.38%, 12/15/2025	22,000	22,741

5.25%, 5/15/2027	60,000	63,000

		498,462

Automobiles — 0.3%

Ford Motor Co.

8.50%, 4/21/2023	70,000	78,225

9.00%, 4/22/2025	95,000	114,929

9.63%, 4/22/2030	65,000	91,955

General Motors Co.

6.13%, 10/1/2025	15,000	17,857

5.15%, 4/1/2038	35,000	41,852

Hyundai Capital America 1.80%, 1/10/2028 (a)	50,000	48,649

		393,467

Banks — 5.7%

Bank of America Corp.

(ICE LIBOR USD 3 Month + 0.97%), 3.46%, 3/15/2025 (c)	215,000	232,389

3.88%, 8/1/2025	203,000	227,035

(ICE LIBOR USD 3 Month + 0.87%), 2.46%, 10/22/2025 (c)	235,000	248,542

(ICE LIBOR USD 3 Month + 1.06%), 3.56%, 4/23/2027 (c)	40,000	44,257

(ICE LIBOR USD 3 Month + 1.58%), 3.82%, 1/20/2028 (c)	236,000	265,548

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (c)	170,000	190,493

(ICE LIBOR USD 3 Month + 1.37%), 3.59%, 7/21/2028 (c)	61,000	68,126

(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028 (c)	169,000	186,392

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

(ICE LIBOR USD 3 Month + 1.07%), 3.97%, 3/5/2029 (c)	135,000	153,140

(SOFR + 1.37%), 1.92%, 10/24/2031 (c)	50,000	48,537

(ICE LIBOR USD 3 Month + 1.32%), 4.08%, 4/23/2040 (c)	82,000	95,353

(SOFR + 1.93%), 2.68%, 6/19/2041 (c)	150,000	145,421

(ICE LIBOR USD 3 Month + 1.52%), 4.33%, 3/15/2050 (c)	86,000	102,539

Bank of Nova Scotia (The) (Canada)

1.63%, 5/1/2023	20,000	20,541

2.20%, 2/3/2025	12,000	12,542

BNP Paribas SA (France) 3.25%, 3/3/2023	35,000	37,113

Canadian Imperial Bank of Commerce (Canada)

(ICE LIBOR USD 3 Month + 0.79%), 2.61%, 7/22/2023 (c)	49,000	50,521

3.10%, 4/2/2024	34,000	36,479

CIT Group, Inc. 5.25%, 3/7/2025	24,000	27,300

Citigroup, Inc.

(ICE LIBOR USD 3 Month + 1.02%), 4.04%, 6/1/2024 (c)	160,000	172,547

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.42%), 3.88%, 2/18/2026 (c) (d) (e)	145,000	144,275

(ICE LIBOR USD 3 Month + 1.56%), 3.89%, 1/10/2028 (c)	350,000	392,794

(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (c)	30,000	33,396

(ICE LIBOR USD 3 Month + 1.19%), 4.07%, 4/23/2029 (c)	195,000	222,085

(SOFR + 1.42%), 2.98%, 11/5/2030 (c)	25,000	26,524

(SOFR + 3.91%), 4.41%, 3/31/2031 (c)	155,000	180,310

(ICE LIBOR USD 3 Month + 1.84%), 4.28%, 4/24/2048 (c)	55,000	66,866

Citizens Financial Group, Inc. 2.50%, 2/6/2030	11,000	11,329

Comerica, Inc. 3.70%, 7/31/2023	28,000	30,111

HSBC Holdings plc (United Kingdom)

(ICE LIBOR USD 3 Month + 1.06%), 3.26%, 3/13/2023 (c)	400,000	411,852

(SOFR + 1.73%), 2.01%, 9/22/2028 (c)	200,000	200,944

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

(ICE LIBOR USD 3 Month + 1.61%), 3.97%, 5/22/2030 (c)	200,000	223,503

7.63%, 5/17/2032	143,000	202,971

6.10%, 1/14/2042	230,000	331,356

KeyCorp 2.25%, 4/6/2027	57,000	59,700

Mitsubishi UFJ Financial Group, Inc. (Japan)

2.67%, 7/25/2022	70,000	72,263

3.78%, 3/2/2025	69,000	75,971

MUFG Americas Holdings Corp. 3.50%, 6/18/2022	16,000	16,648

Natwest Group plc (United Kingdom) 3.88%, 9/12/2023	200,000	215,854

PNC Financial Services Group, Inc. (The) 2.55%, 1/22/2030	99,000	103,981

Royal Bank of Canada (Canada) 4.65%, 1/27/2026	45,000	52,194

Societe Generale SA (France)

4.25%, 4/14/2025 (a)	200,000	218,553

4.00%, 1/12/2027 (a)	200,000	222,622

Standard Chartered plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.78%), 0.99%, 1/12/2025 (a) (c)	200,000	199,780

Sumitomo Mitsui Financial Group, Inc. (Japan) 3.75%, 7/19/2023	53,000	57,149

Sumitomo Mitsui Trust Bank Ltd. (Japan) 1.05%, 9/12/2025 (a)	60,000	59,612

Toronto-Dominion Bank (The) (Canada)

3.25%, 3/11/2024	33,000	35,634

2.65%, 6/12/2024	81,000	86,427

Truist Bank 4.05%, 11/3/2025	60,000	68,005

Truist Financial Corp. 2.85%, 10/26/2024	114,000	122,743

US Bancorp 3.00%, 7/30/2029	97,000	104,591

Wells Fargo & Co.

3.55%, 9/29/2025	77,000	84,993

(ICE LIBOR USD 3 Month + 0.75%), 2.16%, 2/11/2026 (c)	163,000	169,501

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.45%), 3.90%, 3/15/2026 (c) (d) (e)	155,000	154,403

3.00%, 10/23/2026	285,000	309,228

(ICE LIBOR USD 3 Month + 1.17%), 3.20%, 6/17/2027 (c)	185,000	201,349

(ICE LIBOR USD 3 Month + 1.31%), 3.58%, 5/22/2028 (c)	501,000	554,767

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	45

JPMorgan Core Plus Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

(ICE LIBOR USD 3 Month + 1.00%), 2.57%, 2/11/2031 (c)	105,000	108,691

(SOFR + 2.53%), 3.07%, 4/30/2041 (c)	30,000	30,791

4.90%, 11/17/2045	25,000	30,983

4.75%, 12/7/2046	45,000	55,361

Westpac Banking Corp. (Australia)

3.65%, 5/15/2023	77,000	82,563

2.85%, 5/13/2026	25,000	27,122

		8,424,610

Beverages — 0.6%

Anheuser-Busch Cos. LLC (Belgium)

4.70%, 2/1/2036	105,000	126,060

4.90%, 2/1/2046	65,000	78,181

Anheuser-Busch InBev Worldwide, Inc. (Belgium)

4.75%, 1/23/2029	205,000	242,480

4.38%, 4/15/2038	45,000	52,338

Coca-Cola Femsa SAB de CV (Mexico) 2.75%, 1/22/2030	150,000	153,750

Keurig Dr Pepper, Inc.

3.40%, 11/15/2025	38,000	41,749

4.60%, 5/25/2028	50,000	59,044

PepsiCo, Inc. 4.25%, 10/22/2044	72,000	88,558

		842,160

Biotechnology — 1.2%

AbbVie, Inc.

2.60%, 11/21/2024	300,000	318,972

2.95%, 11/21/2026	138,000	149,196

3.20%, 11/21/2029	156,000	168,654

4.05%, 11/21/2039	184,000	211,313

4.63%, 10/1/2042	75,000	91,447

Amgen, Inc.

2.20%, 2/21/2027	14,000	14,612

2.30%, 2/25/2031	150,000	151,154

3.15%, 2/21/2040	27,000	27,877

Biogen, Inc. 2.25%, 5/1/2030	80,000	80,076

Emergent BioSolutions, Inc. 3.88%, 8/15/2028 (a)	50,000	50,703

Gilead Sciences, Inc.

2.95%, 3/1/2027	195,000	211,094

1.65%, 10/1/2030	133,000	127,887

2.60%, 10/1/2040	50,000	47,371

2.80%, 10/1/2050	50,000	46,163

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Biotechnology — continued

Regeneron Pharmaceuticals, Inc. 2.80%, 9/15/2050	50,000	44,560

		1,741,079

Building Products — 0.2%

American Woodmark Corp. 4.88%, 3/15/2026 (a)	20,000	20,370

Griffon Corp. 5.75%, 3/1/2028	50,000	52,500

Standard Industries, Inc.

5.00%, 2/15/2027 (a)	20,000	20,650

4.75%, 1/15/2028 (a)	100,000	103,750

Summit Materials LLC 5.13%, 6/1/2025 (a)	25,000	25,375

		222,645

Capital Markets — 2.8%

Ameriprise Financial, Inc. 4.00%, 10/15/2023	47,000	51,402

Bank of New York Mellon Corp. (The)

3.50%, 4/28/2023	42,000	44,862

2.10%, 10/24/2024	30,000	31,664

Charles Schwab Corp. (The)

0.90%, 3/11/2026	30,000	29,827

Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 3.08%), 4.00%, 12/1/2030 (c) (d) (e)	140,000	140,525

Credit Suisse Group AG (Switzerland) (SOFR + 3.73%), 4.19%, 4/1/2031 (a) (c)	250,000	284,937

Credit Suisse USA, Inc. (Switzerland) 7.13%, 7/15/2032	53,000	79,156

Goldman Sachs Group, Inc. (The)

(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (c)	243,000	250,378

3.63%, 2/20/2024	60,000	65,039

3.50%, 4/1/2025	280,000	306,236

(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025 (c)	201,000	217,943

3.50%, 11/16/2026	211,000	232,391

3.85%, 1/26/2027	135,000	150,746

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (c)	220,000	247,139

Morgan Stanley

(SOFR + 1.15%), 2.72%, 7/22/2025 (c)	180,000	191,365

3.88%, 1/27/2026	170,000	191,383

3.13%, 7/27/2026	130,000	142,108

3.63%, 1/20/2027	190,000	213,158

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Capital Markets — continued

(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (c)	330,000	368,778

(ICE LIBOR USD 3 Month + 1.63%), 4.43%, 1/23/2030 (c)	123,000	144,036

(SOFR + 1.14%), 2.70%, 1/22/2031 (c)	70,000	72,752

4.38%, 1/22/2047	72,000	89,480

(SOFR + 1.43%), 2.80%, 1/25/2052 (c)	100,000	95,203

Northern Trust Corp. 3.95%, 10/30/2025	60,000	67,895

S&P Global, Inc. 3.25%, 12/1/2049	73,000	76,807

TD Ameritrade Holding Corp. 2.75%, 10/1/2029	46,000	48,933

UBS Group AG (Switzerland) (ICE LIBOR USD 3 Month + 1.47%), 3.13%, 8/13/2030 (a) (c)	200,000	215,499

		4,049,642

Chemicals — 0.5%

CF Industries, Inc. 4.95%, 6/1/2043	30,000	35,329

Chemours Co. (The)

7.00%, 5/15/2025	22,000	22,679

5.75%, 11/15/2028 (a)	35,000	35,875

CVR Partners LP 9.25%, 6/15/2023 (a)	15,000	15,231

Dow Chemical Co. (The) 3.50%, 10/1/2024	24,000	26,096

Ecolab, Inc. 3.25%, 12/1/2027	52,000	57,951

NOVA Chemicals Corp. (Canada) 5.25%, 6/1/2027 (a)	30,000	31,275

Nutrien Ltd. (Canada) 2.95%, 5/13/2030	20,000	21,313

Nutrition & Biosciences, Inc.

1.83%, 10/15/2027 (a)	36,000	36,165

3.27%, 11/15/2040 (a)	25,000	25,760

3.47%, 12/1/2050 (a)	13,000	13,275

Olin Corp. 5.13%, 9/15/2027	13,000	13,480

Scotts Miracle-Gro Co. (The) 4.50%, 10/15/2029	375,000	397,631

Trinseo Materials Operating SCA 5.38%, 9/1/2025 (a)	10,000	10,141

		742,201

Commercial Services & Supplies — 0.5%

ACCO Brands Corp.5.25%, 12/15/2024 (a)	23,000	23,575

ADT Security Corp. (The)

4.13%, 6/15/2023	26,000	27,091

4.88%, 7/15/2032 (a)	20,000	21,175

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Commercial Services & Supplies — continued

Aramark Services, Inc. 4.75%, 6/1/2026	25,000	25,375

Brink’s Co. (The) 4.63%, 10/15/2027 (a)	25,000	25,763

GFL Environmental, Inc. (Canada) 3.75%, 8/1/2025 (a)	105,000	107,231

Nielsen Finance LLC

5.00%, 4/15/2022 (a)	9,000	9,023

5.63%, 10/1/2028 (a)	80,000	84,288

Prime Security Services Borrower LLC

5.25%, 4/15/2024 (a)	25,000	26,656

5.75%, 4/15/2026 (a)	42,000	45,255

Republic Services, Inc. 1.45%, 2/15/2031	30,000	28,206

Stericycle, Inc. 3.88%, 1/15/2029 (a)	245,000	246,752

		670,390

Communications Equipment — 0.1%

CommScope, Inc. 6.00%, 3/1/2026 (a)	172,000	180,815

Nokia OYJ (Finland) 4.38%, 6/12/2027	13,000	14,040

Plantronics, Inc. 5.50%, 5/31/2023 (a)	20,000	20,118

		214,973

Construction & Engineering — 0.1%

AECOM 5.13%, 3/15/2027	18,000	19,665

MasTec, Inc. 4.50%, 8/15/2028 (a)	75,000	78,390

Weekley Homes LLC 4.88%, 9/15/2028 (a)	20,000	20,900

		118,955

Consumer Finance — 1.1%

AerCap Ireland Capital DAC (Ireland) 3.15%, 2/15/2024	150,000	157,516

Ally Financial, Inc.

5.75%, 11/20/2025	64,000	73,345

8.00%, 11/1/2031	37,000	52,982

Avolon Holdings Funding Ltd. (Ireland)

5.50%, 1/15/2023 (a)	17,000	18,054

5.25%, 5/15/2024 (a)	80,000	87,107

2.13%, 2/21/2026 (a)	75,000	72,308

4.25%, 4/15/2026 (a)	25,000	26,423

Capital One Financial Corp. 3.20%, 1/30/2023	79,000	82,985

Curo Group Holdings Corp. 8.25%, 9/1/2025 (a)	8,000	8,060

Ford Motor Credit Co. LLC 4.39%, 1/8/2026	200,000	211,186

General Motors Financial Co., Inc. 3.60%, 6/21/2030	60,000	64,848

Hyundai Capital Services, Inc. (South Korea) 1.25%, 2/8/2026 (a)	200,000	196,525

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	47

JPMorgan Core Plus Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Consumer Finance — continued

John Deere Capital Corp. 2.65%, 6/10/2026	119,000	128,432

Navient Corp.

6.13%, 3/25/2024	50,000	52,719

5.88%, 10/25/2024	20,000	21,050

OneMain Finance Corp.

7.13%, 3/15/2026	59,000	68,145

6.63%, 1/15/2028	95,000	108,034

Park Aerospace Holdings Ltd. (Ireland)

5.25%, 8/15/2022 (a)	65,000	67,953

4.50%, 3/15/2023 (a)	5,000	5,229

5.50%, 2/15/2024 (a)	55,000	59,865

		1,562,766

Containers & Packaging — 0.4%

Ardagh Packaging Finance plc 5.25%, 4/30/2025 (a)	200,000	211,000

Ball Corp. 5.25%, 7/1/2025	20,000	22,500

Berry Global, Inc. 4.88%, 7/15/2026 (a)	55,000	58,735

Crown Americas LLC 4.25%, 9/30/2026	13,000	14,008

Greif, Inc. 6.50%, 3/1/2027 (a)	25,000	26,250

LABL Escrow Issuer LLC 6.75%, 7/15/2026 (a)	50,000	53,625

Mauser Packaging Solutions Holding Co. 5.50%, 4/15/2024 (a)	110,000	110,550

Reynolds Group Issuer, Inc. 4.00%, 10/15/2027 (a)	45,000	44,859

Sealed Air Corp. 5.50%, 9/15/2025 (a)	12,000	13,320

		554,847

Distributors — 0.0% (b)

Performance Food Group, Inc. 5.50%, 10/15/2027 (a)	11,000	11,551

Wolverine Escrow LLC 9.00%, 11/15/2026 (a)	20,000	19,700

		31,251

Diversified Consumer Services — 0.1%

Service Corp. International 5.13%, 6/1/2029	105,000	113,466

Diversified Financial Services — 0.5%

AIG Global Funding 1.90%, 10/6/2021 (a)	33,000	33,324

GE Capital Funding LLC 4.05%, 5/15/2027 (a)	200,000	225,564

National Rural Utilities Cooperative Finance Corp.

3.40%, 2/7/2028	76,000	84,724

4.40%, 11/1/2048	61,000	76,413

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Diversified Financial Services — continued

ORIX Corp. (Japan) 4.05%, 1/16/2024	62,000	67,580

Sabre GLBL, Inc. 9.25%, 4/15/2025 (a)	50,000	59,312

Shell International Finance BV (Netherlands)

3.63%, 8/21/2042	50,000	54,185

3.75%, 9/12/2046	41,000	44,883

3.13%, 11/7/2049	25,000	24,797

3.25%, 4/6/2050	52,000	52,610

		723,392

Diversified Telecommunication Services — 1.9%

AT&T, Inc.

1.65%, 2/1/2028	160,000	157,217

2.25%, 2/1/2032	150,000	144,022

3.10%, 2/1/2043	70,000	65,716

3.50%, 9/15/2053 (a)	120,000	110,079

3.55%, 9/15/2055 (a)	73,000	67,024

CCO Holdings LLC

5.75%, 2/15/2026 (a)	114,000	117,825

5.13%, 5/1/2027 (a)	25,000	26,190

5.88%, 5/1/2027 (a)	30,000	31,050

5.00%, 2/1/2028 (a)	340,000	356,150

4.75%, 3/1/2030 (a)	75,000	78,277

Cincinnati Bell, Inc.

7.00%, 7/15/2024 (a)	20,000	20,800

8.00%, 10/15/2025 (a)	9,000	9,585

Embarq Corp. 8.00%, 6/1/2036	13,000	15,454

Frontier Communications Corp. 5.88%, 10/15/2027 (a)	65,000	69,550

Intelsat Jackson Holdings SA (Luxembourg)

8.00%, 2/15/2024 (a) (f) (g)	15,000	15,487

8.50%, 10/15/2024 (a) (g)	28,000	18,200

Level 3 Financing, Inc.

5.38%, 5/1/2025	20,000	20,520

5.25%, 3/15/2026	54,000	55,577

Lumen Technologies, Inc.

Series T, 5.80%, 3/15/2022	12,000	12,440

5.63%, 4/1/2025	17,000	18,210

5.13%, 12/15/2026 (a)	60,000	62,550

4.00%, 2/15/2027 (a)	150,000	153,330

Series G, 6.88%, 1/15/2028	3,000	3,384

Qwest Corp. 6.75%, 12/1/2021	25,000	25,969

Sprint Capital Corp. 8.75%, 3/15/2032	175,000	260,400

Switch Ltd. 3.75%, 9/15/2028 (a)	45,000	45,844

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Diversified Telecommunication Services — continued

Telecom Italia Capital SA (Italy) 6.00%, 9/30/2034	24,000	27,602

Verizon Communications, Inc.

4.02%, 12/3/2029	54,000	61,892

4.50%, 8/10/2033	110,000	131,189

2.65%, 11/20/2040	145,000	135,504

3.85%, 11/1/2042	125,000	137,358

4.67%, 3/15/2055	49,000	59,462

Virgin Media Secured Finance plc (United Kingdom) 5.50%, 5/15/2029 (a)	200,000	214,364

		2,728,221

Electric Utilities — 1.8%

Commonwealth Edison Co. 3.70%, 8/15/2028	100,000	114,728

Connecticut Light and Power Co. (The) 4.00%, 4/1/2048	46,000	55,550

Duke Energy Carolinas LLC 3.20%, 8/15/2049	64,000	65,990

Duke Energy Indiana LLC Series YYY, 3.25%, 10/1/2049	55,000	56,457

Duquesne Light Holdings, Inc. 2.53%, 10/1/2030 (a)	48,000	47,847

Edison International 5.75%, 6/15/2027	75,000	88,320

Entergy Arkansas LLC

4.00%, 6/1/2028	13,000	14,853

2.65%, 6/15/2051	14,000	12,995

Entergy Louisiana LLC

2.40%, 10/1/2026	69,000	73,272

1.60%, 12/15/2030	10,000	9,712

3.05%, 6/1/2031	175,000	190,524

Indiana Michigan Power Co. Series K, 4.55%, 3/15/2046	50,000	61,606

Kentucky Utilities Co. 5.13%, 11/1/2040	74,000	95,151

MidAmerican Energy Co. 3.65%, 4/15/2029	46,000	52,862

Monongahela Power Co. 4.10%, 4/15/2024 (a)	100,000	107,437

NextEra Energy Capital Holdings, Inc.

2.75%, 11/1/2029	70,000	73,387

2.25%, 6/1/2030	106,000	107,010

NRG Energy, Inc.

6.63%, 1/15/2027	59,000	61,353

5.75%, 1/15/2028	65,000	69,062

Ohio Power Co. Series P, 2.60%, 4/1/2030	50,000	52,594

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Electric Utilities — continued

Pacific Gas and Electric Co.

(ICE LIBOR USD 3 Month + 1.38%), 1.57%, 11/15/2021 (c)	30,000	30,073

3.45%, 7/1/2025	17,000	18,265

2.95%, 3/1/2026	10,000	10,486

3.30%, 3/15/2027	120,000	127,762

4.65%, 8/1/2028	100,000	111,769

4.25%, 3/15/2046	78,000	78,326

PG&E Corp. 5.00%, 7/1/2028	40,000	42,050

Public Service Electric and Gas Co. 3.00%, 5/15/2027	50,000	54,621

Southern California Edison Co.

Series C, 3.60%, 2/1/2045	35,000	35,509

Series C, 4.13%, 3/1/2048	88,000	96,757

Series 20A, 2.95%, 2/1/2051	80,000	73,291

Southwestern Public Service Co.

3.30%, 6/15/2024	29,000	31,097

4.50%, 8/15/2041	74,000	89,574

Tucson Electric Power Co. 4.85%, 12/1/2048	72,000	89,474

Vistra Operations Co. LLC

5.50%, 9/1/2026 (a)	65,000	67,437

5.00%, 7/31/2027 (a)	55,000	57,544

4.30%, 7/15/2029 (a)	90,000	100,254

Wisconsin Public Service Corp. 4.75%, 11/1/2044	69,000	87,245

		2,612,244

Electrical Equipment — 0.1%

Eaton Corp. 4.00%, 11/2/2032	50,000	58,711

EnerSys 5.00%, 4/30/2023 (a)	26,000	27,253

Sensata Technologies BV 5.00%, 10/1/2025 (a)	40,000	43,888

		129,852

Electronic Equipment, Instruments & Components — 0.0% (b)

CDW LLC 4.25%, 4/1/2028	30,000	31,131

Sensata Technologies, Inc. 4.38%, 2/15/2030 (a)	40,000	42,650

		73,781

Energy Equipment & Services — 0.3%

Baker Hughes a GE Co. LLC

4.49%, 5/1/2030	66,000	77,642

4.08%, 12/15/2047	30,000	32,901

Nabors Industries, Inc. 5.75%, 2/1/2025	15,000	11,906

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	49

JPMorgan Core Plus Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Energy Equipment & Services — continued

Oceaneering International, Inc. 4.65%, 11/15/2024	40,000	39,850

Schlumberger Finance Canada Ltd. 1.40%, 9/17/2025	110,000	110,840

Schlumberger Holdings Corp. 3.90%, 5/17/2028 (a)	103,000	115,237

Transocean Pontus Ltd. 6.13%, 8/1/2025 (a)	15,950	15,232

		403,608

Entertainment — 0.4%

Cinemark USA, Inc. 4.88%, 6/1/2023	15,000	14,846

Live Nation Entertainment, Inc.

5.63%, 3/15/2026 (a)	2,000	2,050

6.50%, 5/15/2027 (a)	10,000	11,038

4.75%, 10/15/2027 (a)	40,000	40,408

Netflix, Inc.

4.88%, 4/15/2028	100,000	113,845

5.88%, 11/15/2028	35,000	41,989

4.88%, 6/15/2030 (a)	55,000	63,250

Walt Disney Co. (The)

2.00%, 9/1/2029	50,000	50,629

3.80%, 3/22/2030	90,000	103,060

WMG Acquisition Corp. 3.88%, 7/15/2030 (a)	100,000	102,258

		543,373

Equity Real Estate Investment Trusts (REITs) — 1.0%

Alexandria Real Estate Equities, Inc. 1.88%, 2/1/2033	53,000	49,957

American Tower Corp. 2.10%, 6/15/2030	255,000	250,068

AvalonBay Communities, Inc. 3.35%, 5/15/2027	32,000	35,346

Corporate Office Properties LP 2.25%, 3/15/2026	94,000	96,393

Crown Castle International Corp. 3.25%, 1/15/2051	50,000	47,904

Duke Realty LP 1.75%, 7/1/2030	49,000	47,707

ERP Operating LP 3.25%, 8/1/2027	31,000	34,064

ESH Hospitality, Inc. 4.63%, 10/1/2027 (a)	25,000	25,391

GLP Capital LP 4.00%, 1/15/2030	10,000	10,633

Healthcare Trust of America Holdings LP 3.75%, 7/1/2027	48,000	54,256

Healthpeak Properties, Inc. 3.00%, 1/15/2030	37,000	39,292

Life Storage LP 2.20%, 10/15/2030	88,000	86,520

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Equity Real Estate Investment Trusts (REITs) — continued

MGM Growth Properties Operating Partnership LP

5.63%, 5/1/2024	67,000	72,360

4.50%, 9/1/2026	35,000	37,100

National Retail Properties, Inc. 3.60%, 12/15/2026	39,000	42,917

Prologis LP 2.13%, 10/15/2050	95,000	80,186

Realty Income Corp.

4.13%, 10/15/2026	44,000	50,507

3.25%, 1/15/2031	9,000	9,790

RHP Hotel Properties LP 4.75%, 10/15/2027	25,000	25,353

SBA Communications Corp. 3.13%, 2/1/2029 (a)	75,000	72,955

Simon Property Group LP

3.50%, 9/1/2025	73,000	79,558

3.25%, 9/13/2049	31,000	29,761

VICI Properties LP

3.50%, 2/15/2025 (a)	90,000	91,238

4.25%, 12/1/2026 (a)	30,000	30,942

4.63%, 12/1/2029 (a)	20,000	20,994

WP Carey, Inc. 2.25%, 4/1/2033	45,000	43,815

		1,465,007

Food & Staples Retailing — 0.3%

7-Eleven, Inc.

0.95%, 2/10/2026 (a)	15,000	14,772

1.30%, 2/10/2028 (a)	12,000	11,692

2.50%, 2/10/2041 (a)	14,000	12,913

Albertsons Cos., Inc.

5.75%, 3/15/2025	10,000	10,313

4.63%, 1/15/2027 (a)	160,000	165,634

4.88%, 2/15/2030 (a)	20,000	20,704

Sysco Corp.

2.40%, 2/15/2030	30,000	30,563

5.95%, 4/1/2030	90,000	115,306

3.30%, 2/15/2050	110,000	108,653

Walmart, Inc. 3.63%, 12/15/2047	15,000	17,280

		507,830

Food Products — 0.4%

Darling Ingredients, Inc. 5.25%, 4/15/2027 (a)	50,000	52,625

Kraft Heinz Foods Co.

3.00%, 6/1/2026	25,000	26,532

4.63%, 1/30/2029	35,000	40,549

5.00%, 6/4/2042	50,000	58,812

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Food Products — continued

Lamb Weston Holdings, Inc. 4.88%, 11/1/2026 (a)	65,000	67,356

Mead Johnson Nutrition Co. (United Kingdom) 4.13%, 11/15/2025	64,000	72,306

Pilgrim’s Pride Corp. 5.75%, 3/15/2025 (a)	16,000	16,317

Post Holdings, Inc.

5.75%, 3/1/2027 (a)	75,000	78,536

5.50%, 12/15/2029 (a)	25,000	26,907

4.63%, 4/15/2030 (a)	30,000	30,450

Tyson Foods, Inc. 4.35%, 3/1/2029	59,000	68,698

		539,088

Gas Utilities — 0.1%

AmeriGas Partners LP

5.50%, 5/20/2025	23,000	25,178

5.88%, 8/20/2026	10,000	11,275

Atmos Energy Corp. 5.50%, 6/15/2041	52,000	69,923

Boston Gas Co. 3.00%, 8/1/2029 (a)	37,000	39,721

Brooklyn Union Gas Co. (The) 3.87%, 3/4/2029 (a)	10,000	11,265

Southern California Gas Co. Series XX, 2.55%, 2/1/2030	33,000	34,337

		191,699

Health Care Equipment & Supplies — 0.3%

Abbott Laboratories 1.15%, 1/30/2028	20,000	19,495

Avantor Funding, Inc. 4.63%, 7/15/2028 (a)	110,000	114,677

Becton Dickinson and Co. 3.70%, 6/6/2027	110,000	123,321

Boston Scientific Corp. 4.70%, 3/1/2049	63,000	79,332

Hologic, Inc. 3.25%, 2/15/2029 (a)	30,000	29,942

Teleflex, Inc. 4.63%, 11/15/2027	20,000	21,075

		387,842

Health Care Providers & Services — 1.9%

Centene Corp.

5.38%, 6/1/2026 (a)	54,000	56,424

4.63%, 12/15/2029	240,000	258,960

Cigna Corp. 3.40%, 3/15/2050	60,000	61,149

CommonSpirit Health

1.55%, 10/1/2025	13,000	13,156

2.78%, 10/1/2030	13,000	13,544

3.91%, 10/1/2050	15,000	15,833

Community Health Systems, Inc. 5.63%, 3/15/2027 (a)	75,000	78,989

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Health Care Providers & Services — continued

CVS Health Corp.

2.88%, 6/1/2026	10,000	10,771

4.30%, 3/25/2028	235,000	270,508

1.88%, 2/28/2031	75,000	72,488

4.78%, 3/25/2038	50,000	60,941

2.70%, 8/21/2040	50,000	47,472

DaVita, Inc. 4.63%, 6/1/2030 (a)	125,000	127,187

Encompass Health Corp. 4.50%, 2/1/2028	85,000	88,367

Envision Healthcare Corp. 8.75%, 10/15/2026 (a)	20,000	14,300

HCA, Inc.

5.38%, 9/1/2026	155,000	176,908

4.50%, 2/15/2027	210,000	240,043

5.63%, 9/1/2028	245,000	284,813

5.88%, 2/1/2029	25,000	29,471

3.50%, 9/1/2030	25,000	26,012

5.50%, 6/15/2047	25,000	31,945

MidMichigan Health Series 2020, 3.41%, 6/1/2050	10,000	10,362

MultiCare Health System 2.80%, 8/15/2050	10,000	9,468

New York and Presbyterian Hospital (The) 2.61%, 8/1/2060	5,000	4,517

Rush Obligated Group Series 2020, 3.92%, 11/15/2029	50,000	57,264

Tenet Healthcare Corp.

4.63%, 9/1/2024 (a)	140,000	143,500

4.88%, 1/1/2026 (a)	125,000	129,211

5.13%, 11/1/2027 (a)	10,000	10,482

UnitedHealth Group, Inc.

3.38%, 4/15/2027	91,000	101,762

2.75%, 5/15/2040	82,000	82,353

4.63%, 11/15/2041	132,000	166,358

Universal Health Services, Inc. 2.65%, 10/15/2030 (a)	75,000	74,157

		2,768,715

Hotels, Restaurants & Leisure — 0.6%

1011778 BC ULC (Canada)

5.75%, 4/15/2025 (a)	50,000	53,312

3.88%, 1/15/2028 (a)	17,000	17,257

Boyne USA, Inc. 7.25%, 5/1/2025 (a)	19,000	19,764

Caesars Resort Collection LLC 5.75%, 7/1/2025 (a)	75,000	78,750

Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (a)	14,000	14,280

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	51

JPMorgan Core Plus Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Hotels, Restaurants & Leisure — continued

Enterprise Development Authority (The) 12.00%, 7/15/2024 (a)	7,000	7,903

Hilton Domestic Operating Co., Inc. 5.38%, 5/1/2025 (a)	25,000	26,294

Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	20,000	20,850

Marriott Ownership Resorts, Inc. 6.50%, 9/15/2026	20,000	20,809

McDonald’s Corp. 3.63%, 9/1/2049	35,000	37,511

MGM Resorts International 5.50%, 4/15/2027	41,000	44,473

Scientific Games International, Inc. 5.00%, 10/15/2025 (a)	26,000	26,740

Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (a)	90,000	97,023

Starbucks Corp. 3.35%, 3/12/2050	50,000	50,293

Stars Group Holdings BV (Canada) 7.00%, 7/15/2026 (a)	85,000	89,159

Station Casinos LLC 5.00%, 10/1/2025 (a)	13,000	13,107

Travel + Leisure Co. 5.65%, 4/1/2024 (f)	25,000	26,625

Vail Resorts, Inc. 6.25%, 5/15/2025 (a)	70,000	74,753

Wynn Las Vegas LLC 5.50%, 3/1/2025 (a)	75,000	79,500

Wynn Resorts Finance LLC 5.13%, 10/1/2029 (a)	15,000	15,787

Yum! Brands, Inc. 7.75%, 4/1/2025 (a)	35,000	38,405

		852,595

Household Durables — 0.2%

Lennar Corp.

4.75%, 11/15/2022 (f)	20,000	21,000

4.88%, 12/15/2023	25,000	27,400

4.50%, 4/30/2024	6,000	6,575

4.75%, 5/30/2025	30,000	33,675

5.25%, 6/1/2026	20,000	23,274

Newell Brands, Inc.

4.70%, 4/1/2026 (f)	55,000	60,991

5.87%, 4/1/2036 (f)	50,000	62,250

Tempur Sealy International, Inc. 5.50%, 6/15/2026	80,000	82,751

Toll Brothers Finance Corp. 4.88%, 11/15/2025	13,000	14,658

		332,574

Household Products — 0.2%

Central Garden & Pet Co. 5.13%, 2/1/2028	95,000	100,581

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Household Products — continued

Energizer Holdings, Inc. 4.38%, 3/31/2029 (a)	105,000	104,738

Kimberly-Clark Corp. 3.20%, 4/25/2029	39,000	43,463

Spectrum Brands, Inc. 5.75%, 7/15/2025	70,000	72,100

		320,882

Independent Power and Renewable Electricity Producers — 0.1%

Calpine Corp.

5.25%, 6/1/2026 (a)	47,000	48,351

5.13%, 3/15/2028 (a)	55,000	55,275

Exelon Generation Co. LLC 3.25%, 6/1/2025	37,000	39,707

		143,333

Industrial Conglomerates — 0.0% (b)

General Electric Co. 4.13%, 10/9/2042	40,000	44,141

Insurance — 0.6%

Aflac, Inc. 3.25%, 3/17/2025	21,000	22,810

Allstate Corp. (The) 5.35%, 6/1/2033	23,000	30,438

Athene Global Funding

0.95%, 1/8/2024 (a)	30,000	30,058

1.45%, 1/8/2026 (a)	20,000	19,915

2.95%, 11/12/2026 (a)	44,000	46,821

Berkshire Hathaway Finance Corp.

4.25%, 1/15/2049	29,000	35,156

2.85%, 10/15/2050	60,000	58,324

Jackson National Life Global Funding 2.50%, 6/27/2022 (a)	47,000	48,309

Lincoln National Corp. 3.35%, 3/9/2025	30,000	32,830

Manulife Financial Corp. (Canada) 4.15%, 3/4/2026	42,000	48,001

MetLife, Inc. 4.13%, 8/13/2042	79,000	94,725

New York Life Global Funding 3.00%, 1/10/2028 (a)	51,000	55,370

New York Life Insurance Co. 3.75%, 5/15/2050 (a)	60,000	66,689

Pacific Life Insurance Co. (ICE LIBOR USD 3 Month + 2.80%), 4.30%, 10/24/2067 (a) (c)	27,000	30,510

Principal Financial Group, Inc. 3.70%, 5/15/2029	45,000	50,743

Progressive Corp. (The) 4.35%, 4/25/2044	42,000	51,863

Prudential Financial, Inc.

3.88%, 3/27/2028	50,000	57,941

3.91%, 12/7/2047	20,000	22,797

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Insurance — continued

Travelers Cos., Inc. (The) 5.35%, 11/1/2040	46,000	63,084

		866,384

Internet & Direct Marketing Retail — 0.2%

Amazon.com, Inc.

3.15%, 8/22/2027	201,000	222,791

2.70%, 6/3/2060	40,000	36,907

Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (a)	13,000	13,945

		273,643

IT Services — 0.1%

Gartner, Inc. 3.75%, 10/1/2030 (a)	40,000	40,500

Global Payments, Inc. 2.90%, 5/15/2030	40,000	41,774

International Business Machines Corp. 5.60%, 11/30/2039	66,000	90,938

Presidio Holdings, Inc. 4.88%, 2/1/2027 (a)	20,000	20,850

		194,062

Leisure Products — 0.1%

Mattel, Inc.

6.75%, 12/31/2025 (a)	53,000	55,692

5.88%, 12/15/2027 (a)	65,000	70,761

		126,453

Life Sciences Tools & Services — 0.1%

Thermo Fisher Scientific, Inc. 2.60%, 10/1/2029	91,000	95,608

Machinery — 0.3%

Amsted Industries, Inc. 5.63%, 7/1/2027 (a)	65,000	68,900

Caterpillar, Inc. 4.30%, 5/15/2044	78,000	96,877

Colfax Corp. 6.00%, 2/15/2024 (a)	5,000	5,156

Parker-Hannifin Corp. 3.25%, 3/1/2027	92,000	101,892

Tennant Co. 5.63%, 5/1/2025	10,000	10,325

Vertical US Newco, Inc. (Germany) 5.25%, 7/15/2027 (a)	200,000	208,500

		491,650

Media — 2.4%

Altice Financing SA (Luxembourg) 7.50%, 5/15/2026 (a)	200,000	209,020

AMC Networks, Inc. 5.00%, 4/1/2024	4,000	4,050

Charter Communications Operating LLC

6.38%, 10/23/2035	50,000	66,375

3.50%, 6/1/2041	75,000	72,525

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Media — continued

4.80%, 3/1/2050	85,000	93,473

3.70%, 4/1/2051	56,000	53,262

Clear Channel Worldwide Holdings, Inc.

9.25%, 2/15/2024	30,000	31,238

5.13%, 8/15/2027 (a)	97,000	98,552

Comcast Corp.

2.35%, 1/15/2027	130,000	136,684

4.25%, 10/15/2030	94,000	110,762

1.95%, 1/15/2031	207,000	203,800

3.90%, 3/1/2038	95,000	109,855

3.25%, 11/1/2039	133,000	141,621

4.75%, 3/1/2044	222,000	282,172

3.40%, 7/15/2046	15,000	15,788

4.00%, 3/1/2048	45,000	51,346

2.45%, 8/15/2052	105,000	91,732

2.65%, 8/15/2062	65,000	57,374

Cox Communications, Inc.

1.80%, 10/1/2030 (a)	65,000	62,148

2.95%, 10/1/2050 (a)	25,000	23,069

CSC Holdings LLC 5.50%, 4/15/2027 (a)	200,000	210,440

Diamond Sports Group LLC 5.38%, 8/15/2026 (a)	35,000	24,752

Discovery Communications LLC 4.00%, 9/15/2055 (a)	35,000	35,848

DISH DBS Corp.

6.75%, 6/1/2021	20,000	20,225

5.88%, 11/15/2024	146,000	152,775

7.75%, 7/1/2026	115,000	126,558

iHeartCommunications, Inc.

6.38%, 5/1/2026	25,000	26,452

8.38%, 5/1/2027	25,000	26,510

5.25%, 8/15/2027 (a)	75,000	76,875

Lamar Media Corp.

3.75%, 2/15/2028	40,000	40,500

4.00%, 2/15/2030	35,000	35,700

Meredith Corp. 6.50%, 7/1/2025 (a)	85,000	90,525

Midcontinent Communications 5.38%, 8/15/2027 (a)	15,000	15,825

Nexstar Broadcasting, Inc. 5.63%, 7/15/2027 (a)	40,000	42,250

Outfront Media Capital LLC 5.00%, 8/15/2027 (a)	21,000	21,341

Scripps Escrow II, Inc. 3.88%, 1/15/2029 (a)	70,000	68,749

Sinclair Television Group, Inc. 4.13%, 12/1/2030 (a)	65,000	63,476

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	53

JPMorgan Core Plus Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Media — continued

Sirius XM Radio, Inc.

5.38%, 7/15/2026 (a)	30,000	30,984

5.00%, 8/1/2027 (a)	110,000	114,540

5.50%, 7/1/2029 (a)	65,000	70,343

TEGNA, Inc. 5.00%, 9/15/2029	25,000	26,051

ViacomCBS, Inc.

4.20%, 5/19/2032	137,000	157,598

5.85%, 9/1/2043	5,000	6,633

(ICE LIBOR USD 3 Month + 3.90%), 5.87%, 2/28/2057 (c)	18,000	18,360

Videotron Ltd. (Canada)

5.38%, 6/15/2024 (a)	37,000	40,330

5.13%, 4/15/2027 (a)	25,000	26,094

		3,484,580

Metals & Mining — 0.6%

Alcoa Nederland Holding BV 5.50%, 12/15/2027 (a)	200,000	212,000

Allegheny Technologies, Inc. 5.88%, 12/1/2027	60,000	63,375

Arconic Corp.

6.00%, 5/15/2025 (a)	40,000	42,500

6.13%, 2/15/2028 (a)	35,000	36,937

Cleveland-Cliffs, Inc. 6.75%, 3/15/2026 (a)	90,000	96,412

Commercial Metals Co. 4.88%, 5/15/2023	28,000	29,470

Freeport-McMoRan, Inc.

5.00%, 9/1/2027	45,000	48,128

5.45%, 3/15/2043	95,000	118,038

Glencore Funding LLC (Australia)

1.63%, 9/1/2025 (a)	24,000	24,321

2.50%, 9/1/2030 (a)	37,000	36,637

Kaiser Aluminum Corp. 4.63%, 3/1/2028 (a)	85,000	88,734

Rio Tinto Finance USA Ltd. (Australia) 7.13%, 7/15/2028	59,000	81,452

United States Steel Corp. 12.00%, 6/1/2025 (a)	20,000	24,021

		902,025

Multiline Retail — 0.0% (b)

Kohl’s Corp. 9.50%, 5/15/2025	7,000	9,040

Multi-Utilities — 0.3%

Ameren Corp. 3.50%, 1/15/2031	26,000	28,895

Berkshire Hathaway Energy Co.

1.65%, 5/15/2031 (a)	80,000	76,763

5.15%, 11/15/2043	94,000	122,614

2.85%, 5/15/2051 (a)	40,000	37,515

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Multi-Utilities — continued

Consolidated Edison Co. of New York, Inc. Series A, 4.13%, 5/15/2049	41,000	46,683

Puget Sound Energy, Inc. 5.76%, 7/15/2040	90,000	122,486

		434,956

Oil, Gas & Consumable Fuels — 2.7%

Antero Midstream Partners LP 7.88%, 5/15/2026 (a)	80,000	87,050

Antero Resources Corp. 5.63%, 6/1/2023	35,000	35,042

Apache Corp. 3.25%, 4/15/2022	65,000	65,162

BP Capital Markets America, Inc.

3.02%, 1/16/2027	106,000	114,144

3.94%, 9/21/2028	20,000	22,741

4.23%, 11/6/2028	265,000	307,739

3.00%, 2/24/2050	99,000	92,014

2.77%, 11/10/2050	55,000	48,631

2.94%, 6/4/2051	15,000	13,710

BP Capital Markets plc (United Kingdom)

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.04%), 4.38%, 6/22/2025 (c) (d) (e)	85,000	89,613

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%, 3/22/2030 (c) (d) (e)	155,000	166,392

Buckeye Partners LP

3.95%, 12/1/2026	10,000	9,925

4.13%, 12/1/2027	45,000	45,183

Cenovus Energy, Inc. (Canada) 5.38%, 7/15/2025	50,000	56,612

Cheniere Corpus Christi Holdings LLC

5.88%, 3/31/2025	65,000	74,893

5.13%, 6/30/2027	75,000	87,556

Cheniere Energy Partners LP

5.25%, 10/1/2025	22,000	22,612

5.63%, 10/1/2026	55,000	57,150

Chevron Corp.

2.00%, 5/11/2027	21,000	21,785

2.24%, 5/11/2030	23,000	23,533

2.98%, 5/11/2040	21,000	21,573

Chevron USA, Inc. 3.85%, 1/15/2028	120,000	137,006

2.34%, 8/12/2050	70,000	60,584

Cimarex Energy Co. 3.90%, 5/15/2027	30,000	33,094

Comstock Resources, Inc. 7.50%, 5/15/2025 (a)	20,000	20,850

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Continental Resources, Inc.

5.00%, 9/15/2022	30,000	30,000

5.75%, 1/15/2031 (a)	75,000	84,541

DCP Midstream Operating LP 5.38%, 7/15/2025	85,000	90,613

Diamondback Energy, Inc. 3.25%, 12/1/2026	18,000	19,129

Energy Transfer Operating LP 4.25%, 3/15/2023	40,000	42,385

EnLink Midstream Partners LP

4.40%, 4/1/2024	8,000	8,060

5.60%, 4/1/2044	9,000	7,627

Enterprise Products Operating LLC

2.80%, 1/31/2030	37,000	38,876

3.20%, 2/15/2052	63,000	58,640

EOG Resources, Inc. 4.38%, 4/15/2030	20,000	23,467

EQM Midstream Partners LP 4.00%, 8/1/2024	85,000	85,850

EQT Corp. 7.63%, 2/1/2025 (f)	80,000	93,058

Exxon Mobil Corp.

2.99%, 3/19/2025	18,000	19,411

3.00%, 8/16/2039	65,000	65,302

3.10%, 8/16/2049	75,000	72,658

Gray Oak Pipeline LLC

2.00%, 9/15/2023 (a)	44,000	44,676

2.60%, 10/15/2025 (a)	22,000	22,499

Gulfport Energy Corp.

6.63%, 5/1/2023 (g)	5,000	4,550

6.00%, 10/15/2024 (g)	10,000	9,162

HollyFrontier Corp.

2.63%, 10/1/2023	10,000	10,301

5.88%, 4/1/2026	5,000	5,632

MEG Energy Corp. (Canada)

6.50%, 1/15/2025 (a)	8,000	8,250

7.13%, 2/1/2027 (a)	5,000	5,249

MPLX LP 1.75%, 3/1/2026	50,000	50,385

NGPL PipeCo LLC 4.38%, 8/15/2022 (a)	5,000	5,206

NuStar Logistics LP 5.63%, 4/28/2027	20,000	20,900

Occidental Petroleum Corp.

2.70%, 8/15/2022	37,000	36,586

2.90%, 8/15/2024	225,000	218,966

PBF Holding Co. LLC 6.00%, 2/15/2028	20,000	12,700

Range Resources Corp. 4.88%, 5/15/2025	45,000	44,528

Sabine Pass Liquefaction LLC 4.50%, 5/15/2030	69,000	78,921

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Oil, Gas & Consumable Fuels — continued

Southwestern Energy Co.

6.45%, 1/23/2025 (f)	10,000	10,500

7.50%, 4/1/2026	15,000	15,791

Spectra Energy Partners LP 4.50%, 3/15/2045	15,000	16,595

Suncor Energy, Inc. (Canada) 6.80%, 5/15/2038	83,000	116,564

Sunoco Logistics Partners Operations LP 5.35%, 5/15/2045	45,000	48,386

Sunoco LP 5.50%, 2/15/2026	22,000	22,635

Tallgrass Energy Partners LP 5.50%, 9/15/2024 (a)	8,000	8,040

Targa Resources Partners LP

5.88%, 4/15/2026	100,000	104,130

6.88%, 1/15/2029	25,000	27,719

Total Capital International SA (France)

3.46%, 2/19/2029	135,000	150,323

3.46%, 7/12/2049	104,000	108,116

3.13%, 5/29/2050	30,000	29,319

TransCanada PipeLines Ltd. (Canada)

3.75%, 10/16/2023	90,000	96,760

5.10%, 3/15/2049	48,000	59,538

Western Midstream Operating LP 4.75%, 8/15/2028	30,000	31,426

WPX Energy, Inc. 5.75%, 6/1/2026	85,000	89,356

		3,967,920

Personal Products — 0.1%

Edgewell Personal Care Co. 5.50%, 6/1/2028 (a)	70,000	74,299

Estee Lauder Cos., Inc. (The) 2.60%, 4/15/2030	83,000	87,944

Prestige Brands, Inc. 6.38%, 3/1/2024 (a)	30,000	30,478

		192,721

Pharmaceuticals — 1.1%

Advanz Pharma Corp. Ltd. (Canada) 8.00%, 9/6/2024	23,000	23,489

AstraZeneca plc (United Kingdom)

1.38%, 8/6/2030	60,000	56,650

2.13%, 8/6/2050	110,000	88,186

Bausch Health Americas, Inc.

9.25%, 4/1/2026 (a)	263,000	291,522

8.50%, 1/31/2027 (a)	8,000	8,850

Bausch Health Cos., Inc.

7.00%, 3/15/2024 (a)	55,000	56,193

5.50%, 11/1/2025 (a)	55,000	56,606

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	55

JPMorgan Core Plus Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Pharmaceuticals — continued

5.75%, 8/15/2027 (a)	30,000	32,325

5.00%, 1/30/2028 (a)	30,000	30,600

5.00%, 2/15/2029 (a)	175,000	176,969

Bristol-Myers Squibb Co.

1.13%, 11/13/2027	25,000	24,532

3.40%, 7/26/2029	40,000	44,769

1.45%, 11/13/2030	15,000	14,396

4.13%, 6/15/2039	164,000	197,558

2.35%, 11/13/2040	20,000	19,178

5.00%, 8/15/2045	33,000	44,071

Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (a)	10,000	10,750

Pfizer, Inc. 3.60%, 9/15/2028	186,000	210,643

Royalty Pharma plc

1.20%, 9/2/2025 (a)	16,000	15,920

1.75%, 9/2/2027 (a)	15,000	15,022

Takeda Pharmaceutical Co. Ltd. (Japan) 3.18%, 7/9/2050	200,000	195,009

		1,613,238

Road & Rail — 0.3%

Avis Budget Car Rental LLC 5.25%, 3/15/2025 (a)	81,000	81,485

Burlington Northern Santa Fe LLC

4.70%, 9/1/2045	45,000	57,237

3.55%, 2/15/2050	48,000	53,002

3.05%, 2/15/2051	15,000	15,188

CSX Corp.

3.25%, 6/1/2027	20,000	22,089

3.35%, 9/15/2049	50,000	51,576

Norfolk Southern Corp.

3.95%, 10/1/2042	20,000	23,052

3.05%, 5/15/2050	55,000	54,478

Penske Truck Leasing Co. LP 1.20%, 11/15/2025 (a)	46,000	45,662

Union Pacific Corp. 3.25%, 2/5/2050	25,000	25,814

		429,583

Semiconductors & Semiconductor Equipment — 0.3%

Amkor Technology, Inc. 6.63%, 9/15/2027 (a)	7,000	7,595

Analog Devices, Inc. 3.50%, 12/5/2026	25,000	27,847

Broadcom Corp. 3.88%, 1/15/2027	120,000	131,565

Broadcom, Inc.

4.11%, 9/15/2028	40,000	44,364

3.50%, 2/15/2041 (a)	61,000	60,790

3.75%, 2/15/2051 (a)	52,000	51,274

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Semiconductors & Semiconductor Equipment — continued

Microchip Technology, Inc. 0.97%, 2/15/2024 (a)	25,000	25,090

ON Semiconductor Corp. 3.88%, 9/1/2028 (a)	75,000	78,375

Qorvo, Inc. 4.38%, 10/15/2029	50,000	53,828

		480,728

Software — 0.4%

CDK Global, Inc. 5.88%, 6/15/2026	80,000	83,290

Microsoft Corp. 3.50%, 2/12/2035	20,000	23,394

Nuance Communications, Inc. 5.63%, 12/15/2026	33,000	34,567

Open Text Corp. (Canada) 5.88%, 6/1/2026 (a)	14,000	14,493

Oracle Corp.

2.65%, 7/15/2026	233,000	249,478

2.95%, 4/1/2030	100,000	107,616

4.38%, 5/15/2055	55,000	65,171

SS&C Technologies, Inc. 5.50%, 9/30/2027 (a)	40,000	42,255

		620,264

Specialty Retail — 0.6%

Gap, Inc. (The) 8.63%, 5/15/2025 (a)	60,000	66,898

Group 1 Automotive, Inc. 4.00%, 8/15/2028 (a)	45,000	45,450

Home Depot, Inc. (The)

3.90%, 12/6/2028	112,000	129,945

4.25%, 4/1/2046	151,000	182,363

3.13%, 12/15/2049	35,000	35,827

2.38%, 3/15/2051	80,000	71,289

L Brands, Inc.

5.63%, 10/15/2023	10,000	10,825

6.88%, 11/1/2035	60,000	72,791

Lowe’s Cos., Inc.

1.70%, 10/15/2030	75,000	72,125

4.05%, 5/3/2047	50,000	56,921

O’Reilly Automotive, Inc. 1.75%, 3/15/2031	23,000	21,984

Penske Automotive Group, Inc. 5.50%, 5/15/2026	80,000	82,400

PetSmart, Inc. 7.13%, 3/15/2023 (a)	24,000	24,043

Staples, Inc.

7.50%, 4/15/2026 (a)	35,000	35,077

10.75%, 4/15/2027 (a)	23,000	21,965

		929,903

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Technology Hardware, Storage & Peripherals — 0.5%

Apple, Inc.

3.35%, 2/9/2027	35,000	38,939

2.20%, 9/11/2029	46,000	47,445

3.45%, 2/9/2045	65,000	70,898

4.38%, 5/13/2045	129,000	160,180

2.65%, 2/8/2051	45,000	41,874

2.80%, 2/8/2061	35,000	32,514

Dell International LLC

6.10%, 7/15/2027 (a)	22,000	26,974

5.30%, 10/1/2029 (a)	25,000	29,712

EMC Corp. 3.38%, 6/1/2023	56,000	58,033

Hewlett Packard Enterprise Co. 1.45%, 4/1/2024	34,000	34,756

NCR Corp.

5.75%, 9/1/2027 (a)	50,000	52,201

6.13%, 9/1/2029 (a)	66,000	70,620

Western Digital Corp. 4.75%, 2/15/2026	71,000	78,523

Xerox Corp. 4.38%, 3/15/2023 (f)	13,000	13,603

		756,272

Textiles, Apparel & Luxury Goods — 0.0% (b)

Hanesbrands, Inc.

4.63%, 5/15/2024 (a)	13,000	13,618

4.88%, 5/15/2026 (a)	20,000	21,544

		35,162

Thrifts & Mortgage Finance — 0.1%

Ladder Capital Finance Holdings LLLP REIT, 5.25%, 10/1/2025 (a)	13,000	12,919

Nationstar Mortgage Holdings, Inc. 6.00%, 1/15/2027 (a)	35,000	36,750

Quicken Loans LLC 3.63%, 3/1/2029 (a)	120,000	118,800

		168,469

Tobacco — 0.9%

Altria Group, Inc.

3.40%, 5/6/2030	162,000	173,514

2.45%, 2/4/2032	80,000	77,672

3.40%, 2/4/2041	55,000	51,614

3.88%, 9/16/2046	95,000	92,679

BAT Capital Corp. (United Kingdom)

3.56%, 8/15/2027	315,000	342,094

4.39%, 8/15/2037	278,000	296,831

Philip Morris International, Inc.

3.13%, 3/2/2028	49,000	53,634

2.10%, 5/1/2030	175,000	174,316

4.38%, 11/15/2041	10,000	11,804

		1,274,158

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Trading Companies & Distributors — 0.3%

Air Lease Corp. 3.38%, 7/1/2025	142,000	150,955

Aviation Capital Group LLC 1.95%, 1/30/2026 (a)	50,000	49,195

United Rentals North America, Inc. 5.25%, 1/15/2030	155,000	170,500

WESCO Distribution, Inc.

5.38%, 6/15/2024	13,000	13,293

7.13%, 6/15/2025 (a)	105,000	113,623

		497,566

Transportation Infrastructure — 0.0% (b)

Transurban Finance Co. Pty. Ltd. (Australia) 2.45%, 3/16/2031 (a)	21,000	21,279

Wireless Telecommunication Services — 0.6%

Hughes Satellite Systems Corp.

5.25%, 8/1/2026	45,000	49,950

6.63%, 8/1/2026	15,000	16,746

Sprint Corp.

7.88%, 9/15/2023	8,000	9,236

7.13%, 6/15/2024	30,000	34,544

7.63%, 3/1/2026	155,000	190,321

T-Mobile USA, Inc.

5.13%, 4/15/2025	59,000	60,113

4.75%, 2/1/2028	10,000	10,576

2.05%, 2/15/2028 (a)	80,000	79,230

3.88%, 4/15/2030 (a)	165,000	181,404

2.55%, 2/15/2031 (a)	75,000	74,583

4.38%, 4/15/2040 (a)	75,000	84,450

4.50%, 4/15/2050 (a)	45,000	50,011

		841,164

Total Corporate Bonds (Cost $54,675,451)		55,351,532

Mortgage-Backed Securities — 20.5%

FHLMC Gold Pools, 30 Year Pool # G60855, 4.50%, 12/1/2045	130,429	146,689

FHLMC Gold Pools, Other Pool # N31271, 4.50%, 1/1/2036	23,892	25,962

FHLMC UMBS, 30 Year Pool # QA5045, 4.00%, 11/1/2049	133,085	142,995

FNMA UMBS, 20 Year Pool # MA3004, 4.00%, 5/1/2037	673,248	732,629

FNMA UMBS, 30 Year

Pool # AL2374, 4.00%, 12/1/2041	161,343	181,574

Pool # AL4244, 4.00%, 7/1/2042	173,915	197,375

Pool # BM1164, 3.50%, 12/1/2045	163,947	176,266

Pool # MA3073, 4.50%, 7/1/2047	45,901	50,394

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	57

JPMorgan Core Plus Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # BK4769, 5.00%, 8/1/2048	812,633	903,670

Pool # BN5013, 5.00%, 1/1/2049	194,563	221,573

Pool # BO1073, 4.50%, 6/1/2049	89,270	97,254

Pool # BO3039, 3.00%, 7/1/2049	271,759	290,561

Pool # BN6475, 4.00%, 7/1/2049	90,373	97,328

Pool # BO2562, 4.00%, 7/1/2049	143,584	154,689

Pool # BO4519, 4.00%, 8/1/2049	15,685	16,898

Pool # BO2203, 3.50%, 9/1/2049	562,563	596,279

FNMA, Other

Pool # AM8846, 2.68%, 5/1/2025	147,816	158,342

Pool # AN7560, 2.90%, 12/1/2027	189,509	207,455

Pool # BL9645, 1.50%, 1/1/2031	100,000	98,809

Pool # BL9627, 1.56%, 1/1/2031	500,000	496,809

Pool # BL6367, 1.82%, 4/1/2032	330,000	335,070

Pool # AN9725, 3.76%, 7/1/2033	105,793	122,328

Pool # MA1072, 3.50%, 5/1/2042	18,046	19,545

FNMA/FHLMC UMBS, Single Family, 15 Year TBA, 2.00%, 4/25/2036 (h)	1,410,000	1,457,102

FNMA/FHLMC UMBS, Single Family, 30 Year TBA, 2.00%, 4/25/2051 (h)	16,073,000	16,201,396

GNMA II, 30 Year

Pool # AJ9020, 4.50%, 10/20/2044	71,810	77,091

Pool # BB3525, 4.00%, 9/20/2047	44,111	47,872

Pool # BM2418, 4.00%, 8/20/2049	40,254	44,061

Pool # BN7049, 4.50%, 8/20/2049	229,557	256,982

Pool # BP7160, 4.50%, 9/20/2049	90,151	101,077

Pool # MA7136, 2.50%, 1/20/2051	6,144,162	6,381,775

Total Mortgage-backed Securities (Cost $30,192,418)		30,037,850

Asset-Backed Securities — 14.8%

Affirm Asset Securitization Trust Series 2021-A, Class C, 1.66%, 8/15/2025 (a)	500,000	502,446

Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 (a) (f)	285,000	284,574

American Credit Acceptance Receivables Trust Series 2020-2, Class C, 3.88%, 4/13/2026 (a)	280,000	297,025

American Homes 4 Rent

Series 2015-SFR1, Class E, 5.64%, 4/17/2052 ‡ (a)	150,000	163,251

Series 2015-SFR1, Class F, 5.89%, 4/17/2052 ‡ (a)	400,000	435,262

American Homes 4 Rent Trust

Series 2014-SFR3, Class B, 4.20%, 12/17/2036 ‡ (a)	125,000	133,460

Series 2015-SFR2, Class A, 3.73%, 10/17/2052 ‡ (a)	93,479	101,580

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

AmeriCredit Automobile Receivables Trust Series 2017-2, Class D, 3.42%, 4/18/2023	250,000	255,963

AMSR Trust

Series 2020-SFR1, Class E, 3.22%, 4/17/2037 (a)	500,000	511,443

Series 2020-SFR2, Class E2, 4.28%, 7/17/2037 ‡ (a)	375,000	394,859

Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 ‡ (a)	350,000	351,007

Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 ‡ (a)	425,000	423,793

Aqua Finance Trust Series 2019-A, Class B, 3.47%, 7/16/2040 ‡ (a)	246,000	259,202

Avid Automobile Receivables Trust Series 2019-1, Class D, 4.03%, 7/15/2026 (a)	300,000	305,652

B2R Mortgage Trust Series 2016-1, Class B, 3.87%, 6/15/2049 ‡ (a)	79,151	79,121

Carvana Auto Receivables Trust

Series 2020-N1A, Class B, 2.01%, 3/17/2025 (a)	500,000	509,264

Series 2019-4A, Class D, 3.07%, 7/15/2025 (a)	110,000	114,703

CPS Auto Receivables Trust

Series 2017-C, Class D, 3.79%, 6/15/2023 (a)	67,008	67,980

Series 2020-B, Class C, 3.30%, 4/15/2026 (a)	400,000	416,541

Credit Acceptance Auto Loan Trust Series 2020-1A, Class C, 2.59%, 6/15/2029 (a)	750,000	773,390

DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (a) (h)	250,000	250,000

Delta Air Lines Pass-Through Trust

Series 2007-1, Class A, 6.82%, 8/10/2022	674	703

Series 2019-1, Class AA, 3.20%, 4/25/2024	15,000	15,492

Drive Auto Receivables Trust Series 2020-2, Class D, 3.05%, 5/15/2028	750,000	789,818

DT Auto Owner Trust

Series 2017-3A, Class D, 3.58%, 5/15/2023 (a)	16,205	16,258

Series 2020-2A, Class D, 4.73%, 3/16/2026 (a)	500,000	549,367

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Asset-Backed Securities — continued

Exeter Automobile Receivables Trust

Series 2020-2A, Class C, 3.28%, 5/15/2025 (a)	250,000	260,555

Series 2020-2A, Class D, 4.73%, 4/15/2026 (a)	400,000	431,200

Finance of America HECM Buyout

Series 2021-HB1, Class A, 0.88%, 2/25/2031 (a) (i)	450,000	450,450

Series 2021-HB1, Class M2, 2.08%, 2/25/2031 (a) (i)	150,000	150,150

First Investors Auto Owner Trust

Series 2016-2A, Class D, 3.35%, 11/15/2022 (a)	88,821	89,262

Series 2017-1A, Class D, 3.60%, 4/17/2023 (a)	81,000	82,403

FirstKey Homes Trust Series 2020-SFR1, Class F1, 3.64%, 9/17/2025 ‡ (a)	500,000	516,055

Flagship Credit Auto Trust

Series 2017-2, Class C, 2.96%, 7/15/2023 (a)	39,877	40,088

Series 2020-4, Class D, 2.18%, 2/16/2027 (a)	280,000	286,064

FNMA, Grantor Trust Series 2017-T1, Class A, 2.90%, 6/25/2027	598,143	650,517

Foundation Finance Trust

Series 2020-1A, Class B, 4.62%, 7/16/2040 ‡ (a)	300,000	307,780

Series 2020-1A, Class C, 5.75%, 7/16/2040 ‡ (a)	150,000	153,818

Genesis Private Label Amortizing Trust Series 2020-1, Class B, 2.83%, 7/20/2030 (a)	220,000	221,218

Genesis Sales Finance Master Trust Series 2020-AA, Class C, 2.99%, 9/22/2025 (a)	300,000	301,515

GLS Auto Receivables Trust Series 2018-3A, Class B, 3.78%, 8/15/2023 (a)	111,367	112,917

Hertz Vehicle Financing II LP Series 2019-3A, Class B, 3.03%, 12/26/2025 (a)	101,000	101,293

Hilton Grand Vacations Trust Series 2020-AA, Class C, 6.42%, 2/25/2039 ‡ (a)	389,737	435,094

HIN Timeshare Trust Series 2020-A, Class D, 5.50%, 10/9/2039 ‡ (a)	176,506	183,848

Lendmark Funding Trust

Series 2018-2A, Class A, 4.23%, 4/20/2027 (a)	118,000	120,713

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Series 2019-2A, Class C, 3.72%, 4/20/2028 ‡ (a)	100,000	101,876

LL ABS Trust Series 2020-1A, Class B, 3.79%, 1/17/2028 ‡ (a)	350,000	362,309

MVW LLC

Series 2020-1A, Class C, 4.21%, 10/20/2037 ‡ (a)	300,990	316,612

Series 2019-2A, Class B, 2.44%, 10/20/2038 ‡ (a)	139,763	142,903

MVW Owner Trust Series 2019-1A, Class C, 3.33%, 11/20/2036 ‡ (a)	82,452	83,598

Nationstar HECM Loan Trust Series 2020-1A, Class A1, 1.27%, 9/25/2030 (a) (i)	272,706	273,197

NRZ Excess Spread-Collateralized Notes Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (a)	374,095	375,832

NRZ FHT Excess LLC Series 2020-FHT1, Class A, 4.21%, 11/25/2025 (a)	368,873	370,864

Octane Receivables Trust Series 2020-1A, Class C, 2.89%, 3/20/2026 ‡ (a)	350,000	358,744

Oportun Funding IX LLC Series 2018-B, Class A, 3.91%, 7/8/2024 (a)	300,000	301,016

Oportun Funding LLC Series 2020-1, Class A, 2.20%, 5/15/2024 (a)	422,764	424,105

Prestige Auto Receivables Trust Series 2018-1A, Class D, 4.14%, 10/15/2024 (a)	115,000	119,428

Pretium Mortgage Credit Partners I LLC

Series 2019-CFL1, Class A1, 3.72%, 1/25/2059 ‡ (a) (f)	216,757	217,077

Series 2020-NPL3, Class A1, 3.10%, 6/27/2060 ‡ (a) (f)	230,165	232,455

Progress Residential Trust

Series 2020-SFR3, Class E, 2.30%, 10/17/2027 ‡ (a)	300,000	300,549

Series 2017-SFR1, Class A, 2.77%, 8/17/2034 (a)	99,356	100,347

Series 2017-SFR1, Class D, 3.57%, 8/17/2034 ‡ (a)	150,000	151,659

Series 2017-SFR1, Class E, 4.26%, 8/17/2034 ‡ (a)	375,000	380,105

Series 2018-SFR2, Class D, 4.34%, 8/17/2035 ‡ (a)	100,000	101,162

Series 2018-SFR3, Class E, 4.87%, 10/17/2035 ‡ (a)	100,000	102,098

Series 2020-SFR2, Class D, 3.87%, 6/17/2037 ‡ (a)	750,000	782,011

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	59

JPMorgan Core Plus Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Asset-Backed Securities — continued

ReadyCap Lending Small Business Loan Trust Series 2019-2, Class A, 2.75%, 12/27/2044 (a) (i)	152,262	145,222

Regional Management Issuance Trust

Series 2020-1, Class C, 3.80%, 10/15/2030 ‡ (a)	300,000	307,625

Series 2021-1, Class D, 5.07%, 3/17/2031 ‡ (a)	500,000	497,396

Santander Drive Auto Receivables Trust Series 2019-1, Class C, 3.42%, 4/15/2025	90,000	91,310

Santander Revolving Auto Loan Trust Series 2019-A, Class D, 3.45%, 1/26/2032 (a)	150,000	157,725

Small Business Lending Trust Series 2020-A, Class A, 2.62%, 12/15/2026 (a)	152,027	152,677

Tricon American Homes Series 2020-SFR1, Class E, 3.54%, 7/17/2038 ‡ (a)	300,000	314,690

United Airlines Pass-Through Trust

Series 2016-2, Class A, 3.10%, 10/7/2028	8,414	8,311

Series 2018-1, Class A, 3.70%, 3/1/2030	8,835	8,999

US Airways Pass-Through Trust Series 2011-1, Class A, 7.13%, 10/22/2023	16,408	16,759

USASF Receivables LLC Series 2020-1A, Class B, 3.22%, 5/15/2024 (a)	500,000	511,791

VCAT LLC Series 2021-NPL1, Class A1, 2.29%, 12/26/2050 ‡ (a) (f)	449,219	449,318

VOLT XCI LLC Series 2020-NPL7, Class A1, 3.10%, 11/25/2050 ‡ (a) (f)	292,045	293,176

Westgate Resorts LLC Series 2020-1A, Class C, 6.21%, 3/20/2034 ‡ (a)	253,608	268,013

Total Asset-Backed Securities (Cost $21,132,741)		21,718,053

U.S. Treasury Obligations — 10.2%

U.S. Treasury Bonds

5.00%, 5/15/2037	192,000	280,478

1.13%, 5/15/2040	240,000	206,175

4.38%, 5/15/2040	370,000	517,812

3.75%, 11/15/2043	668,000	876,020

3.00%, 11/15/2045	673,000	791,169

3.00%, 2/15/2047	338,000	399,381

3.38%, 11/15/2048	1,774,000	2,253,742

2.38%, 11/15/2049	147,000	155,349

2.00%, 2/15/2050	1,097,000	1,068,590

1.63%, 11/15/2050	700,000	622,453

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

U.S. Treasury Notes

2.13%, 2/29/2024	156,000	164,556

1.13%, 2/28/2025	565,000	578,728

1.50%, 8/15/2026	434,000	449,478

2.88%, 5/15/2028	1,108,000	1,242,042

1.50%, 2/15/2030	392,000	397,941

0.88%, 11/15/2030	430,000	409,978

U.S. Treasury STRIPS Bonds

1.04%, 5/15/2033 (j)	1,467,000	1,182,485

1.16%, 8/15/2039 (j)	1,297,000	905,099

2.23%, 8/15/2041 (j)	207,000	132,532

2.18%, 11/15/2041 (j)	845,000	551,042

2.46%, 2/15/2042 (j)	718,000	454,471

1.38%, 2/15/2045 (j)	649,000	384,529

3.33%, 8/15/2048 (j)	1,558,000	854,678

Total U.S. Treasury Obligations (Cost $15,733,959)		14,878,728

Collateralized Mortgage Obligations — 3.3%

FHLMC, REMIC

Series 2708, Class ZD, 5.50%, 11/15/2033	143,050	163,172

Series 4302, Class PA, 4.00%, 12/15/2043	119,397	131,762

Series 4281, Class BC, 4.50%, 12/15/2043 (i)	156,301	175,751

FNMA, REMIC

Series 2003-7, Class FA, 0.87%, 2/25/2033 (i)	136,634	138,636

Series 2013-108, Class GU, 3.00%, 10/25/2033	545,000	591,680

Series 2005-110, Class TY, 5.50%, 12/25/2035	77,101	89,608

Series 2007-89, Class F, 0.70%, 9/25/2037 (i)	151,855	153,733

Series 2011-112, Class PB, 4.00%, 11/25/2041	200,000	217,555

GNMA

Series 2010-H24, Class FA, 0.49%, 10/20/2060 (i)	93,452	93,325

Series 2014-H03, Class FA, 0.74%, 1/20/2064 (i)	92,005	92,348

Series 2015-H05, Class FC, 0.62%, 2/20/2065 (i)	321,505	320,807

New Residential Mortgage Loan Trust Series 2020-RPL2, Class A1, 3.58%, 8/25/2025 (a) (i)	95,498	97,461

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Collateralized Mortgage Obligations — continued

Seasoned Credit Risk Transfer Trust

Series 2018-3, Class MA, 3.50%, 8/25/2057 ‡	109,184	117,359

Series 2019-1, Class MA, 3.50%, 7/25/2058 ‡	201,605	217,139

Series 2019-2, Class MA, 3.50%, 8/25/2058 ‡	222,777	240,368

Series 2020-3, Class M5TW, 3.00%, 5/25/2060 ‡	743,786	785,681

Series 2020-3, Class TTW, 3.00%, 5/25/2060 ‡	820,261	863,469

VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (a) (f)	324,515	324,416

Total Collateralized Mortgage Obligations (Cost $4,708,535)		4,814,270

Commercial Mortgage-Backed Securities — 2.9%

ACRE Commercial Mortgage Ltd. (Cayman Islands) Series 2021-FL4, Class B, 1.51%, 12/18/2037 (a) (i)	250,000	249,700

BAMLL Re-REMIC Trust Series 2014-FRR5, Class AK37, 2.50%, 1/27/2047 (a) (i)	600,000	589,519

Bancorp Commercial Mortgage Trust Series 2019-CRE6, Class D, 2.41%, 9/15/2036 ‡ (a) (i)	150,000	148,523

FHLMC, Multi-Family Structured Pass-Through Certificates

Series KJ08, Class A2, 2.36%, 8/25/2022	42,338	42,937

Series K088, Class A2, 3.69%, 1/25/2029	350,000	407,042

Series Q014, Class X, IO, 2.80%, 10/25/2055 (i)	1,989,487	423,172

FNMA ACES

Series 2017-M3, Class A2, 2.48%, 12/25/2026 (i)	350,000	372,649

Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	139,535	138,290

Series 2021-M3, Class X1, IO, 2.01%, 11/25/2033 (i)	619,532	88,928

FREMF Mortgage Trust

Series 2015-K720, Class B, 3.39%, 7/25/2022 (a) (i)	180,000	185,616

Series 2015-K44, Class B, 3.68%, 1/25/2048 (a) (i)	200,000	216,769

Series 2015-K45, Class B, 3.59%, 4/25/2048 (a) (i)	100,000	108,181

Series 2015-K48, Class B, 3.64%, 8/25/2048 (a) (i)	200,000	216,065

Series 2015-K50, Class B, 3.78%, 10/25/2048 (a) (i)	200,000	217,954

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Series 2015-K51, Class B, 3.95%, 10/25/2048 (a) (i)	175,000	192,211

Series 2016-K52, Class B, 3.92%, 1/25/2049 (a) (i)	250,000	274,889

Series 2016-K53, Class C, 4.02%, 3/25/2049 (a) (i)	70,000	75,369

Series 2017-K729, Class B, 3.68%, 11/25/2049 (a) (i)	300,000	322,429

Total Commercial Mortgage-Backed Securities (Cost $4,069,392)		4,270,243

Municipal Bonds — 0.0% (b) (k)

Ohio — 0.0% (b)

Ohio State University (The), General Receipts Rev., 5.59%, 12/1/2114 (Cost $32,787)	25,000	33,256

	SHARES
Common Stocks — 0.0% (b)

Oil, Gas & Consumable Fuels — 0.0% (b)

Chesapeake Energy Corp.*	23	1,016

EP Energy Corp.*	275	15,400

Oasis Petroleum, Inc.*	109	6,198

		22,614

Professional Services — 0.0% (b)

NMG, Inc.*	1	62

Total Common Stocks (Cost $9,711)		22,676

Preferred Stocks — 0.0% (b)

Internet & Direct Marketing Retail — 0.0% (b)

MYT Holding LLC, Series A, 10.00%, 6/6/2029 ‡ (Cost $3,247)	3,382	4,467

	NO. OF WARRANTS

Warrants — 0.0% (b)

Diversified Telecommunication Services — 0.0% (b)

Windstream Holdings, Inc. expiring 12/31/2049, price 10.75 USD* ‡	16	222

Media — 0.0% (b)

Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD (United Kingdom)* ‡	78	1

Oil, Gas & Consumable Fuels — 0.0% (b)

Chesapeake Energy Corp.

expiring 2/9/2026, price 27.63 USD*	71	1,568

expiring 2/9/2026, price 32.13 USD*	79	1,508

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	61

JPMorgan Core Plus Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	NO. OF WARRANTS	VALUE ($)
Warrants — continued

Oil, Gas & Consumable Fuels — continued

expiring 2/9/2026, price 36.18 USD*	44	768

		3,844

Total Warrants (Cost $1)		4,067

	SHARES

Short-Term Investments — 22.4%

Investment Companies — 22.4%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.03% (l) (m) (Cost $32,839,275)	32,839,275	32,839,275

Total Investments — 111.8% (Cost $163,397,517)		163,974,417

Liabilities in Excess of Other Assets — (11.8)%		(17,326,307)

NET ASSETS — 100.0%		146,648,110

Percentages indicated are based on net assets.

Abbreviations

ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO

Interest Only represents the right to receive the monthly

interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
Rev.	Revenue
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2021.
(d)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of February 28, 2021.
(e)	Security is an interest bearing note with preferred security characteristics.
(f)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 28, 2021.
(g)	Defaulted security.
(h)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(i)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2021.
(j)	The rate shown is the effective yield as of February 28, 2021.
(k)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(l)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(m)	The rate shown is the current yield as of February 28, 2021.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

Futures contracts outstanding as of February 28, 2021:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 2 Year Note	28	06/2021	USD	6,184,281	(2,242)
U.S. Treasury 5 Year Note	28	06/2021	USD	3,479,000	(18,431)
U.S. Treasury Ultra Bond	1	06/2021	USD	191,687	1,794

					(18,879)

Short Contracts
U.S. Treasury 10 Year Note	(10)	06/2021	USD	(1,331,406)	2,700
U.S. Treasury 10 Year Ultra Note	(13)	06/2021	USD	(1,926,031)	8,896
U.S. Treasury Long Bond	(6)	06/2021	USD	(963,750)	1,159

					12,755

					(6,124)

Abbreviations

USD	United States Dollar

Forward foreign currency exchange contracts outstanding as of February 28, 2021:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
CLP	316,615,311	USD	430,289	Citibank, NA**	3/15/2021	7,211
USD	207,080	BRL	1,130,352	Citibank, NA**	3/15/2021	5,492
USD	219,888	ZAR	3,257,599	Goldman Sachs International	3/15/2021	4,985
USD	206,293	MXN	4,271,907	Goldman Sachs International	3/16/2021	2,432

Total unrealized appreciation						20,120

BRL	2,324,455	USD	433,481	Citibank, NA**	3/15/2021	(18,936)
CNY	2,776,386	USD	428,541	BNP Paribas**	3/15/2021	(897)
ZAR	6,470,396	USD	432,788	Citibank, NA	3/15/2021	(5,936)
MXN	8,776,244	USD	434,113	Barclays Bank plc	3/16/2021	(15,300)

Total unrealized depreciation						(41,069)

Net unrealized depreciation						(20,949)

Abbreviations

BRL	Brazilian Real
CLP	Chile Peso
CNY	China Yuan
MXN	Mexican Peso
USD	United States Dollar
ZAR	South African Rand
**	Non-deliverable forward.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	63

JPMorgan Corporate Bond Research Enhanced ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — 98.2%

Aerospace & Defense — 4.3%

BAE Systems plc (United Kingdom) 3.40%, 4/15/2030 (a)	35,000	38,188

Boeing Co. (The)

4.51%, 5/1/2023	190,000	203,792

4.88%, 5/1/2025	189,000	211,302

5.04%, 5/1/2027	181,000	208,608

5.15%, 5/1/2030	126,000	146,823

3.60%, 5/1/2034	159,000	163,316

5.71%, 5/1/2040	35,000	44,099

3.75%, 2/1/2050	30,000	29,246

5.81%, 5/1/2050	20,000	25,799

L3Harris Technologies, Inc. 4.40%, 6/15/2028	174,000	202,754

Leidos, Inc. 4.38%, 5/15/2030 (a)	238,000	270,266

Lockheed Martin Corp.

3.55%, 1/15/2026	34,000	37,874

4.09%, 9/15/2052	141,000	168,778

Northrop Grumman Corp.

3.25%, 1/15/2028	90,000	98,071

4.03%, 10/15/2047	41,000	46,754

Precision Castparts Corp. 3.25%, 6/15/2025	24,000	26,179

Raytheon Technologies Corp.

3.50%, 3/15/2027	63,000	70,038

3.13%, 5/4/2027	146,000	160,042

4.45%, 11/16/2038	107,000	128,807

3.75%, 11/1/2046	88,000	96,345

		2,377,081

Automobiles — 0.7%

General Motors Co. 6.13%, 10/1/2025	314,000	373,808

Banks — 17.0%

Bank of America Corp.

(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (b)	527,000	550,799

(ICE LIBOR USD 3 Month + 0.78%), 3.55%, 3/5/2024 (b)	146,000	154,793

(ICE LIBOR USD 3 Month + 0.87%), 2.46%, 10/22/2025 (b)	30,000	31,729

(SOFR + 1.15%), 1.32%, 6/19/2026 (b)	60,000	60,431

(ICE LIBOR USD 3 Month + 1.06%), 3.56%, 4/23/2027 (b)	154,000	170,391

(ICE LIBOR USD 3 Month + 1.58%), 3.82%, 1/20/2028 (b)	146,000	164,280

(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028 (b)	275,000	303,300

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

(ICE LIBOR USD 3 Month + 0.99%), 2.50%, 2/13/2031 (b)	237,000	242,781

(ICE LIBOR USD 3 Month + 1.81%), 4.24%, 4/24/2038 (b)	156,000	184,349

(ICE LIBOR USD 3 Month + 1.19%), 3.95%, 1/23/2049 (b)	50,000	57,876

(ICE LIBOR USD 3 Month + 3.15%), 4.08%, 3/20/2051 (b)	78,000	90,667

Citigroup, Inc.

(ICE LIBOR USD 3 Month + 0.95%), 2.88%, 7/24/2023 (b)	297,000	306,840

(ICE LIBOR USD 3 Month + 0.90%), 3.35%, 4/24/2025 (b)	68,000	73,434

(SOFR + 2.84%), 3.11%, 4/8/2026 (b)	78,000	83,867

3.20%, 10/21/2026	297,000	323,791

(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (b)	76,000	84,603

(SOFR + 1.15%), 2.67%, 1/29/2031 (b)	107,000	110,587

(SOFR + 3.91%), 4.41%, 3/31/2031 (b)	156,000	181,474

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (b)	87,000	98,485

4.65%, 7/23/2048	78,000	99,444

Citizens Financial Group, Inc. 4.30%, 12/3/2025	160,000	180,332

HSBC Holdings plc (United Kingdom)

4.00%, 3/30/2022	167,000	173,733

(ICE LIBOR USD 3 Month + 1.61%), 3.97%, 5/22/2030 (b)	200,000	223,503

Huntington Bancshares, Inc. 2.63%, 8/6/2024	63,000	66,994

Mitsubishi UFJ Financial Group, Inc. (Japan)

2.67%, 7/25/2022	127,000	131,105

3.76%, 7/26/2023	388,000	417,845

3.68%, 2/22/2027	31,000	34,951

3.96%, 3/2/2028	119,000	135,948

3.74%, 3/7/2029	231,000	261,055

Natwest Group plc (United Kingdom)

6.13%, 12/15/2022	649,000	707,998

6.00%, 12/19/2023	229,000	259,790

5.13%, 5/28/2024	351,000	392,773

PNC Financial Services Group, Inc. (The)

3.90%, 4/29/2024	13,000	14,264

2.60%, 7/23/2026	253,000	271,738

3.15%, 5/19/2027	23,000	25,431

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

Sumitomo Mitsui Financial Group, Inc. (Japan)

2.78%, 7/12/2022	107,000	110,571

2.63%, 7/14/2026	288,000	306,521

3.36%, 7/12/2027	77,000	85,280

US Bancorp Series V, 2.38%, 7/22/2026	129,000	136,688

Wells Fargo & Co.

2.63%, 7/22/2022	312,000	321,949

3.75%, 1/24/2024	146,000	158,672

(ICE LIBOR USD 3 Month + 0.83%), 2.41%, 10/30/2025 (b)	88,000	92,754

(SOFR + 2.00%), 2.19%, 4/30/2026 (b)	107,000	111,432

3.00%, 10/23/2026	188,000	203,982

4.30%, 7/22/2027	88,000	101,583

(ICE LIBOR USD 3 Month + 1.31%), 3.58%, 5/22/2028 (b)	276,000	305,620

(ICE LIBOR USD 3 Month + 1.17%), 2.88%, 10/30/2030 (b)	202,000	213,778

3.90%, 5/1/2045	117,000	135,440

4.75%, 12/7/2046	68,000	83,656

Westpac Banking Corp. (Australia)

2.85%, 5/13/2026	241,000	261,450

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.00%), 4.11%, 7/24/2034 (b)	107,000	117,933

		9,418,690

Beverages — 2.7%

Anheuser-Busch Cos. LLC (Belgium)

3.65%, 2/1/2026	107,000	118,690

4.70%, 2/1/2036	77,000	92,443

4.90%, 2/1/2046	160,000	192,446

Anheuser-Busch InBev Worldwide, Inc. (Belgium)

4.00%, 4/13/2028	49,000	55,704

4.90%, 1/23/2031	34,000	41,602

4.60%, 4/15/2048	218,000	252,919

4.44%, 10/6/2048	39,000	44,283

Coca-Cola Co. (The) 2.60%, 6/1/2050	76,000	71,876

Constellation Brands, Inc. 3.15%, 8/1/2029	66,000	70,779

Keurig Dr Pepper, Inc.

4.06%, 5/25/2023	177,000	190,545

3.80%, 5/1/2050	20,000	21,818

Molson Coors Beverage Co. 4.20%, 7/15/2046	30,000	32,127

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Beverages — continued

PepsiCo, Inc.

2.75%, 3/19/2030	107,000	114,562

3.50%, 3/19/2040	66,000	74,114

3.45%, 10/6/2046	68,000	74,484

3.63%, 3/19/2050	20,000	22,611

		1,471,003

Biotechnology — 3.3%

AbbVie, Inc.

3.45%, 3/15/2022	68,000	69,802

2.90%, 11/6/2022	205,000	213,522

3.60%, 5/14/2025	68,000	74,590

2.95%, 11/21/2026	122,000	131,898

4.25%, 11/14/2028	192,000	223,217

4.05%, 11/21/2039	161,000	184,899

4.70%, 5/14/2045	68,000	82,355

4.25%, 11/21/2049	73,000	84,276

Amgen, Inc.

2.20%, 2/21/2027	68,000	70,974

2.45%, 2/21/2030	63,000	64,839

3.15%, 2/21/2040	40,000	41,299

4.40%, 5/1/2045	20,000	23,855

3.38%, 2/21/2050	20,000	20,537

Biogen, Inc. 3.15%, 5/1/2050	180,000	170,825

Gilead Sciences, Inc.

3.65%, 3/1/2026	88,000	97,726

4.15%, 3/1/2047	247,000	281,958

		1,836,572

Building Products — 0.0% (c)

Carrier Global Corp. 3.58%, 4/5/2050	20,000	20,581

Capital Markets — 5.8%

CME Group, Inc. 3.00%, 3/15/2025	109,000	117,686

Credit Suisse Group AG (Switzerland) (ICE LIBOR USD 3 Month + 1.24%), 4.21%, 6/12/2024 (a) (b)	250,000	269,750

Goldman Sachs Group, Inc. (The)

5.75%, 1/24/2022	266,000	278,941

4.00%, 3/3/2024	242,000	266,079

3.50%, 4/1/2025	130,000	142,181

3.85%, 1/26/2027	91,000	101,614

(ICE LIBOR USD 3 Month + 1.30%), 4.22%, 5/1/2029 (b)	249,000	287,002

3.80%, 3/15/2030	156,000	177,114

(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (b)	193,000	223,204

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	65

JPMorgan Corporate Bond Research Enhanced ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Capital Markets — continued

Morgan Stanley

2.75%, 5/19/2022	346,000	356,218

3.70%, 10/23/2024	68,000	75,052

(SOFR + 1.99%), 2.19%, 4/28/2026 (b)	178,000	185,351

3.63%, 1/20/2027	88,000	98,726

(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (b)	205,000	230,097

(SOFR + 1.14%), 2.70%, 1/22/2031 (b)	117,000	121,601

(SOFR + 3.12%), 3.62%, 4/1/2031 (b)	78,000	86,904

(ICE LIBOR USD 3 Month + 1.46%), 3.97%, 7/22/2038 (b)	146,000	170,429

4.30%, 1/27/2045	29,000	35,587

		3,223,536

Chemicals — 1.3%

Air Products and Chemicals, Inc. 2.80%, 5/15/2050	40,000	39,092

Dow Chemical Co. (The) 3.60%, 11/15/2050	60,000	61,927

Huntsman International LLC 4.50%, 5/1/2029	78,000	88,286

LYB International Finance III LLC 3.38%, 10/1/2040	40,000	40,778

Nutrien Ltd. (Canada) 4.20%, 4/1/2029	124,000	143,994

Sherwin-Williams Co. (The)

2.75%, 6/1/2022	4,000	4,108

3.45%, 6/1/2027	76,000	83,729

2.95%, 8/15/2029	254,000	270,187

		732,101

Commercial Services & Supplies — 0.1%

Waste Management, Inc. 4.15%, 7/15/2049	32,000	38,187

Consumer Finance — 1.8%

American Express Co. 3.70%, 8/3/2023	78,000	83,988

Capital One Financial Corp.

3.30%, 10/30/2024	182,000	197,592

3.80%, 1/31/2028	156,000	175,338

General Motors Financial Co., Inc.

5.20%, 3/20/2023	228,000	248,613

5.10%, 1/17/2024	162,000	180,441

4.35%, 1/17/2027	86,000	96,865

		982,837

Containers & Packaging — 0.1%

WRKCo, Inc. 4.65%, 3/15/2026	72,000	83,009

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Diversified Consumer Services — 0.1%

University of Chicago (The) Series 20B, 2.76%, 4/1/2045	29,000	29,056

William Marsh Rice University 2.60%, 5/15/2050	28,000	26,335

		55,391

Diversified Financial Services — 0.8%

Shell International Finance BV (Netherlands)

2.38%, 4/6/2025	49,000	51,755

3.25%, 5/11/2025	31,000	33,791

4.13%, 5/11/2035	243,000	285,807

4.38%, 5/11/2045	43,000	51,484

4.00%, 5/10/2046	29,000	32,759

		455,596

Diversified Telecommunication Services — 3.4%

AT&T, Inc.

3.00%, 6/30/2022	194,000	199,952

4.30%, 2/15/2030	182,000	208,724

2.25%, 2/1/2032	162,000	155,543

4.50%, 5/15/2035	124,000	142,805

4.50%, 3/9/2048	236,000	258,949

3.50%, 9/15/2053 (a)	105,000	96,319

3.55%, 9/15/2055 (a)	60,000	55,088

3.65%, 9/15/2059 (a)	30,000	27,660

Verizon Communications, Inc.

3.38%, 2/15/2025	114,000	124,446

4.33%, 9/21/2028	45,000	52,365

1.68%, 10/30/2030 (a)	70,000	66,592

4.40%, 11/1/2034	20,000	23,726

4.27%, 1/15/2036	258,000	300,316

2.99%, 10/30/2056 (a)	180,000	162,223

		1,874,708

Electric Utilities — 5.1%

Baltimore Gas and Electric Co. 2.90%, 6/15/2050	76,000	73,362

Commonwealth Edison Co. 3.00%, 3/1/2050	76,000	75,415

Duke Energy Corp.

3.75%, 4/15/2024	273,000	296,718

2.65%, 9/1/2026	18,000	19,125

3.75%, 9/1/2046	117,000	124,255

Duke Energy Indiana LLC

Series YYY, 3.25%, 10/1/2049	20,000	20,530

2.75%, 4/1/2050	20,000	18,670

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Electric Utilities — continued

Edison International

3.13%, 11/15/2022	73,000	75,753

2.95%, 3/15/2023	195,000	202,432

4.13%, 3/15/2028	34,000	37,105

Emera US Finance LP (Canada) 4.75%, 6/15/2046	155,000	181,241

Entergy Louisiana LLC

4.00%, 3/15/2033	227,000	269,360

2.90%, 3/15/2051	7,000	6,882

Entergy Texas, Inc. 3.55%, 9/30/2049	44,000	46,440

Evergy, Inc.

2.45%, 9/15/2024	127,000	133,926

2.90%, 9/15/2029	102,000	108,164

Exelon Corp. 4.45%, 4/15/2046	20,000	23,511

Florida Power & Light Co.

3.95%, 3/1/2048	30,000	35,559

3.15%, 10/1/2049	88,000	92,400

Fortis, Inc. (Canada) 3.06%, 10/4/2026	148,000	160,227

Pacific Gas and Electric Co.

4.50%, 7/1/2040	306,000	327,099

4.95%, 7/1/2050	30,000	32,504

PPL Electric Utilities Corp. 3.00%, 10/1/2049	20,000	19,689

Southern California Edison Co.

2.25%, 6/1/2030	10,000	10,043

Series 13-A, 3.90%, 3/15/2043	6,000	6,351

Series C, 3.60%, 2/1/2045	111,000	112,616

4.00%, 4/1/2047	68,000	73,592

3.65%, 2/1/2050	14,000	14,384

Southern Co. (The) 4.40%, 7/1/2046	72,000	82,838

Virginia Electric and Power Co.

Series A, 3.15%, 1/15/2026	17,000	18,542

Series A, 3.50%, 3/15/2027	43,000	47,974

4.60%, 12/1/2048	30,000	38,158

2.45%, 12/15/2050	60,000	53,931

		2,838,796

Electronic Equipment, Instruments & Components — 0.2%

Corning, Inc.

4.38%, 11/15/2057	20,000	22,930

5.45%, 11/15/2079	78,000	101,256

		124,186

Energy Equipment & Services — 0.1%

Baker Hughes a GE Co. LLC 4.08%, 12/15/2047	30,000	32,901

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Entertainment — 0.3%

Walt Disney Co. (The)

3.50%, 5/13/2040	104,000	113,591

2.75%, 9/1/2049	76,000	71,704

		185,295

Equity Real Estate Investment Trusts (REITs) — 3.1%

Alexandria Real Estate Equities, Inc.

2.75%, 12/15/2029	102,000	107,266

3.00%, 5/18/2051	140,000	133,801

American Tower Corp. 3.10%, 6/15/2050	50,000	47,317

Boston Properties LP

4.50%, 12/1/2028	39,000	45,611

3.25%, 1/30/2031	120,000	127,301

Healthcare Trust of America Holdings LP 2.00%, 3/15/2031	180,000	173,736

Healthpeak Properties, Inc.

4.00%, 6/1/2025	429,000	478,402

2.88%, 1/15/2031	66,000	69,146

Prologis LP 3.75%, 11/1/2025	195,000	219,394

Simon Property Group LP

2.45%, 9/13/2029	78,000	79,216

3.25%, 9/13/2049	40,000	38,402

UDR, Inc. 3.00%, 8/15/2031	20,000	21,072

Welltower, Inc. 3.63%, 3/15/2024	185,000	200,656

		1,741,320

Food & Staples Retailing — 0.8%

Costco Wholesale Corp. 1.60%, 4/20/2030	146,000	142,738

Kroger Co. (The)

4.45%, 2/1/2047	45,000	52,756

3.95%, 1/15/2050	76,000	84,354

Sysco Corp.

3.30%, 7/15/2026	40,000	43,774

3.25%, 7/15/2027	40,000	43,970

Walmart, Inc.

3.70%, 6/26/2028	25,000	28,655

4.05%, 6/29/2048	17,000	20,813

		417,060

Gas Utilities — 0.1%

Atmos Energy Corp. 4.13%, 10/15/2044	31,000	36,047

Health Care Equipment & Supplies — 0.5%

Becton Dickinson and Co.

3.70%, 6/6/2027	66,000	73,992

4.69%, 12/15/2044	73,000	90,663

4.67%, 6/6/2047	49,000	60,674

3.79%, 5/20/2050	29,000	32,082

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	67

JPMorgan Corporate Bond Research Enhanced ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Health Care Equipment & Supplies — continued

Medtronic, Inc. 3.50%, 3/15/2025	36,000	39,659

		297,070

Health Care Providers & Services — 5.5%

Aetna, Inc.

2.80%, 6/15/2023	278,000	291,397

3.88%, 8/15/2047	70,000	75,876

Anthem, Inc. 4.65%, 8/15/2044	123,000	151,434

Cigna Corp.

3.25%, 4/15/2025	166,000	179,869

2.40%, 3/15/2030	30,000	30,468

4.80%, 8/15/2038	86,000	106,384

CVS Health Corp.

3.70%, 3/9/2023	22,000	23,407

2.63%, 8/15/2024	10,000	10,634

4.30%, 3/25/2028	118,000	135,830

2.70%, 8/21/2040	256,000	243,056

5.05%, 3/25/2048	66,000	83,357

HCA, Inc.

5.00%, 3/15/2024	510,000	571,166

4.13%, 6/15/2029	280,000	316,067

UnitedHealth Group, Inc.

3.75%, 7/15/2025	86,000	96,021

3.50%, 8/15/2039	122,000	134,892

2.75%, 5/15/2040	261,000	262,125

Universal Health Services, Inc. 2.65%, 10/15/2030 (a)	320,000	316,403

		3,028,386

Hotels, Restaurants & Leisure — 1.4%

McDonald’s Corp.

3.70%, 1/30/2026	214,000	238,945

3.80%, 4/1/2028	76,000	86,063

2.13%, 3/1/2030	85,000	85,617

3.63%, 9/1/2049	176,000	188,625

Starbucks Corp. 3.50%, 11/15/2050	162,000	169,098

		768,348

Industrial Conglomerates — 1.1%

General Electric Co.

2.70%, 10/9/2022	205,000	212,780

6.75%, 3/15/2032	40,000	54,054

5.88%, 1/14/2038	186,000	244,171

4.13%, 10/9/2042	8,000	8,828

4.35%, 5/1/2050	40,000	44,485

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Industrial Conglomerates — continued

Roper Technologies, Inc. 1.75%, 2/15/2031	66,000	63,232

		627,550

Insurance — 2.0%

Aflac, Inc. 3.60%, 4/1/2030	160,000	180,326

American International Group, Inc.

2.50%, 6/30/2025	120,000	126,866

3.90%, 4/1/2026	28,000	31,375

3.40%, 6/30/2030	180,000	197,355

4.50%, 7/16/2044	86,000	103,136

Arch Capital Group Ltd. 3.64%, 6/30/2050	140,000	147,234

Berkshire Hathaway Finance Corp.

4.20%, 8/15/2048	146,000	175,847

4.25%, 1/15/2049	20,000	24,245

Northwestern Mutual Life Insurance Co. (The) 3.85%, 9/30/2047 (a)	20,000	22,462

Prudential Financial, Inc.

3.91%, 12/7/2047	29,000	33,056

3.70%, 3/13/2051	68,000	75,158

		1,117,060

Internet & Direct Marketing Retail — 0.7%

Amazon.com, Inc.

3.88%, 8/22/2037	292,000	345,275

4.05%, 8/22/2047	10,000	11,927

2.50%, 6/3/2050	60,000	55,468

		412,670

IT Services — 1.7%

Fidelity National Information Services, Inc. 3.00%, 8/15/2026	253,000	277,384

Global Payments, Inc.

3.20%, 8/15/2029	146,000	155,917

4.15%, 8/15/2049	12,000	13,406

International Business Machines Corp.

3.00%, 5/15/2024	100,000	107,554

3.30%, 5/15/2026	150,000	165,693

Mastercard, Inc.

2.95%, 6/1/2029	35,000	38,129

3.35%, 3/26/2030	70,000	78,498

3.85%, 3/26/2050	80,000	93,893

		930,474

Life Sciences Tools & Services — 0.1%

Thermo Fisher Scientific, Inc. 4.10%, 8/15/2047	23,000	27,860

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Machinery — 0.4%

Caterpillar, Inc.

3.80%, 8/15/2042	20,000	23,301

3.25%, 4/9/2050	20,000	21,356

Deere & Co.

2.75%, 4/15/2025	20,000	21,482

3.75%, 4/15/2050	64,000	75,187

Otis Worldwide Corp.

2.06%, 4/5/2025	40,000	41,719

2.57%, 2/15/2030	40,000	41,179

3.36%, 2/15/2050	20,000	20,801

		245,025

Media — 4.2%

Charter Communications Operating LLC

4.46%, 7/23/2022	242,000	253,223

2.80%, 4/1/2031	40,000	40,503

6.48%, 10/23/2045	21,000	28,150

5.38%, 5/1/2047	30,000	35,265

4.80%, 3/1/2050	107,000	117,666

3.70%, 4/1/2051	25,000	23,778

Comcast Corp.

3.70%, 4/15/2024	221,000	242,315

3.95%, 10/15/2025	105,000	118,238

3.15%, 3/1/2026	88,000	96,305

4.15%, 10/15/2028	101,000	117,475

3.40%, 4/1/2030	40,000	44,469

3.90%, 3/1/2038	150,000	173,455

4.60%, 10/15/2038	232,000	288,994

3.75%, 4/1/2040	100,000	112,877

4.00%, 11/1/2049	30,000	34,510

3.45%, 2/1/2050	20,000	21,189

2.45%, 8/15/2052	20,000	17,473

Discovery Communications LLC

3.95%, 3/20/2028	76,000	84,857

5.00%, 9/20/2037	30,000	36,189

4.65%, 5/15/2050	91,000	105,483

ViacomCBS, Inc.

4.20%, 5/19/2032	200,000	230,070

4.95%, 5/19/2050	76,000	91,712

		2,314,196

Metals & Mining — 1.0%

Glencore Funding LLC (Australia) 4.13%, 5/30/2023 (a)	127,000	136,564

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Metals & Mining — continued

Vale Overseas Ltd. (Brazil)

6.25%, 8/10/2026	192,000	231,600

3.75%, 7/8/2030	190,000	201,219

		569,383

Multiline Retail — 0.3%

Dollar General Corp. 3.50%, 4/3/2030	135,000	148,685

Multi-Utilities — 2.4%

Ameren Corp.

2.50%, 9/15/2024	141,000	149,082

3.50%, 1/15/2031	60,000	66,681

Berkshire Hathaway Energy Co.

4.50%, 2/1/2045	107,000	127,970

3.80%, 7/15/2048	76,000	84,490

4.45%, 1/15/2049	31,000	37,414

2.85%, 5/15/2051 (a)	106,000	99,415

Consolidated Edison Co. of New York, Inc. Series 20B, 3.95%, 4/1/2050	76,000	86,158

Dominion Energy, Inc. 3.90%, 10/1/2025	17,000	18,971

NiSource, Inc.

2.95%, 9/1/2029	35,000	37,055

3.60%, 5/1/2030	40,000	44,519

Sempra Energy

3.25%, 6/15/2027	40,000	44,012

3.80%, 2/1/2038	38,000	42,004

4.00%, 2/1/2048	98,000	108,317

Southern Co. Gas Capital Corp.

2.45%, 10/1/2023	205,000	214,657

Series 20-A, 1.75%, 1/15/2031	152,000	146,261

		1,307,006

Oil, Gas & Consumable Fuels — 6.7%

BP Capital Markets America, Inc.

4.23%, 11/6/2028	39,000	45,290

3.00%, 2/24/2050	173,000	160,793

BP Capital Markets plc (United Kingdom) 3.28%, 9/19/2027	187,000	205,318

Cameron LNG LLC

2.90%, 7/15/2031 (a)	30,000	31,783

3.30%, 1/15/2035 (a)	25,000	26,881

3.70%, 1/15/2039 (a)	5,000	5,460

Canadian Natural Resources Ltd. (Canada) 4.95%, 6/1/2047	30,000	36,195

Cheniere Corpus Christi Holdings LLC 5.13%, 6/30/2027	90,000	105,066

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	69

JPMorgan Corporate Bond Research Enhanced ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Chevron Corp.

1.55%, 5/11/2025	107,000	109,676

2.95%, 5/16/2026	88,000	95,413

Columbia Pipeline Group, Inc. 4.50%, 6/1/2025	192,000	217,249

ConocoPhillips 4.30%, 8/15/2028 (a)	190,000	220,912

Energy Transfer Operating LP 4.95%, 6/15/2028	32,000	36,477

Exxon Mobil Corp.

2.99%, 3/19/2025	78,000	84,113

2.61%, 10/15/2030	205,000	214,639

3.00%, 8/16/2039	185,000	185,860

4.33%, 3/19/2050	20,000	23,582

3.45%, 4/15/2051	30,000	30,785

Kinder Morgan, Inc.

4.30%, 6/1/2025	110,000	123,248

2.00%, 2/15/2031	66,000	63,081

5.55%, 6/1/2045	81,000	99,543

Marathon Oil Corp. 4.40%, 7/15/2027	90,000	101,765

Marathon Petroleum Corp.

4.50%, 5/1/2023	320,000	345,341

4.75%, 9/15/2044	17,000	19,260

MPLX LP

4.25%, 12/1/2027	28,000	31,912

4.00%, 3/15/2028	34,000	37,992

4.50%, 4/15/2038	78,000	86,226

5.50%, 2/15/2049	20,000	24,301

Pioneer Natural Resources Co. 1.90%, 8/15/2030	66,000	63,471

Plains All American Pipeline LP 3.55%, 12/15/2029	146,000	149,897

Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	140,000	161,401

Sunoco Logistics Partners Operations LP 5.40%, 10/1/2047	149,000	163,582

Total Capital International SA (France)

2.43%, 1/10/2025	88,000	92,706

2.83%, 1/10/2030	166,000	176,947

3.46%, 7/12/2049	20,000	20,791

3.13%, 5/29/2050	90,000	87,958

		3,684,914

Pharmaceuticals — 3.7%

AstraZeneca plc (United Kingdom)

3.38%, 11/16/2025	60,000	65,944

4.38%, 11/16/2045	68,000	82,811

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pharmaceuticals — continued

Bristol-Myers Squibb Co.

3.40%, 7/26/2029	68,000	76,107

4.13%, 6/15/2039	110,000	132,508

4.35%, 11/15/2047	32,000	38,981

4.25%, 10/26/2049	88,000	107,116

2.55%, 11/13/2050	80,000	73,591

Eli Lilly and Co. 2.25%, 5/15/2050	204,000	179,293

Johnson & Johnson 3.70%, 3/1/2046	80,000	92,441

Pfizer, Inc. 2.70%, 5/28/2050	174,000	165,887

Royalty Pharma plc

0.75%, 9/2/2023 (a)	220,000	220,645

3.30%, 9/2/2040 (a)	150,000	151,035

Shire Acquisitions Investments Ireland DAC

2.88%, 9/23/2023	156,000	164,719

3.20%, 9/23/2026	332,000	363,344

Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	90,000	100,522

Zoetis, Inc. 4.70%, 2/1/2043	40,000	50,915

		2,065,859

Road & Rail — 2.1%

Burlington Northern Santa Fe LLC

4.55%, 9/1/2044	25,000	31,327

4.15%, 4/1/2045	89,000	105,725

CSX Corp.

3.25%, 6/1/2027	238,000	262,865

4.25%, 3/15/2029	40,000	46,737

4.10%, 3/15/2044	20,000	22,924

4.30%, 3/1/2048	75,000	88,816

3.80%, 4/15/2050	10,000	11,225

Norfolk Southern Corp.

4.15%, 2/28/2048	166,000	193,648

3.16%, 5/15/2055	40,000	39,283

Union Pacific Corp.

3.95%, 9/10/2028	154,000	176,714

3.70%, 3/1/2029	88,000	99,231

4.38%, 9/10/2038	50,000	60,186

3.25%, 2/5/2050	34,000	35,107

		1,173,788

Semiconductors & Semiconductor Equipment — 2.0%

Analog Devices, Inc. 3.50%, 12/5/2026	108,000	120,297

Broadcom Corp. 3.88%, 1/15/2027	241,000	264,227

Broadcom, Inc.

4.75%, 4/15/2029	68,000	77,930

3.50%, 2/15/2041 (a)	240,000	239,172

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Semiconductors & Semiconductor Equipment — continued

Intel Corp. 3.25%, 11/15/2049	154,000	159,220

NVIDIA Corp. 3.50%, 4/1/2050	156,000	169,273

NXP BV (Netherlands) 4.30%, 6/18/2029 (a)	40,000	45,946

QUALCOMM, Inc. 3.25%, 5/20/2050	20,000	20,921

		1,096,986

Software — 2.0%

Microsoft Corp.

3.30%, 2/6/2027	30,000	33,483

3.45%, 8/8/2036	88,000	102,138

4.10%, 2/6/2037	88,000	108,914

3.70%, 8/8/2046	77,000	90,866

2.53%, 6/1/2050	76,000	71,415

Oracle Corp.

2.50%, 4/1/2025	107,000	113,416

3.25%, 11/15/2027	71,000	78,430

2.95%, 4/1/2030	83,000	89,321

3.80%, 11/15/2037	68,000	76,454

3.60%, 4/1/2040	138,000	149,408

4.00%, 7/15/2046	31,000	34,777

3.60%, 4/1/2050	156,000	163,458

		1,112,080

Specialty Retail — 1.6%

AutoZone, Inc. 1.65%, 1/15/2031	174,000	164,575

Home Depot, Inc. (The)

2.70%, 4/15/2030	78,000	83,263

4.20%, 4/1/2043	30,000	35,936

3.13%, 12/15/2049	63,000	64,489

3.35%, 4/15/2050	20,000	21,312

3.50%, 9/15/2056	20,000	21,864

Lowe’s Cos., Inc.

3.10%, 5/3/2027	40,000	44,111

3.70%, 4/15/2046	107,000	116,074

4.05%, 5/3/2047	40,000	45,537

O’Reilly Automotive, Inc. 3.60%, 9/1/2027	239,000	267,413

		864,574

Technology Hardware, Storage & Peripherals — 2.3%

Apple, Inc.

2.40%, 5/3/2023	104,000	108,698

3.25%, 2/23/2026	80,000	87,992

2.90%, 9/12/2027	89,000	97,030

1.65%, 5/11/2030	40,000	39,226

3.85%, 5/4/2043	20,000	23,342

3.45%, 2/9/2045	107,000	116,709

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Technology Hardware, Storage & Peripherals — continued

4.65%, 2/23/2046	153,000	196,190

2.65%, 5/11/2050	20,000	18,805

2.65%, 2/8/2051	90,000	83,748

Dell International LLC

5.45%, 6/15/2023 (a)	224,000	245,714

6.02%, 6/15/2026 (a)	152,000	182,197

5.30%, 10/1/2029 (a)	40,000	47,538

		1,247,189

Textiles, Apparel & Luxury Goods — 0.1%

NIKE, Inc. 3.38%, 3/27/2050	64,000	70,065

Thrifts & Mortgage Finance — 0.4%

Nationwide Building Society (United Kingdom)

(ICE LIBOR USD 3 Month + 1.18%), 3.62%, 4/26/2023 (a) (b)	200,000	206,876

Tobacco — 1.6%

Altria Group, Inc.

2.85%, 8/9/2022	127,000	131,231

4.80%, 2/14/2029	146,000	171,208

5.38%, 1/31/2044	79,000	95,583

5.95%, 2/14/2049	20,000	25,553

BAT Capital Corp. (United Kingdom)

4.39%, 8/15/2037	234,000	249,851

4.54%, 8/15/2047	98,000	100,527

Reynolds American, Inc. (United Kingdom) 4.45%, 6/12/2025	76,000	84,854

		858,807

Trading Companies & Distributors — 1.5%

Air Lease Corp.

3.00%, 9/15/2023	338,000	354,584

2.30%, 2/1/2025	146,000	149,187

2.88%, 1/15/2026	120,000	124,894

3.75%, 6/1/2026	78,000	84,469

3.25%, 10/1/2029	68,000	70,133

3.13%, 12/1/2030	60,000	60,259

		843,526

Water Utilities — 0.1%

American Water Capital Corp. 2.80%, 5/1/2030	63,000	66,881

Wireless Telecommunication Services — 1.7%

Rogers Communications, Inc. (Canada) 3.70%, 11/15/2049	47,000	50,506

T-Mobile USA, Inc.

3.50%, 4/15/2025 (a)	195,000	210,840

3.75%, 4/15/2027 (a)	117,000	128,878

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	71

JPMorgan Corporate Bond Research Enhanced ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Wireless Telecommunication Services — continued

3.88%, 4/15/2030 (a)	100,000	109,942

4.38%, 4/15/2040 (a)	25,000	28,150

4.50%, 4/15/2050 (a)	141,000	156,702

Vodafone Group plc (United Kingdom)

4.38%, 5/30/2028	68,000	79,678

4.25%, 9/17/2050	146,000	163,739

		928,435

Total Corporate Bonds (Cost $52,636,926)		54,332,398

U.S. Treasury Obligations — 0.7%

U.S. Treasury Bonds

2.38%, 11/15/2049	162,700	171,941

1.25%, 5/15/2050	110,000	88,834

1.38%, 8/15/2050	170,400	142,257

Total U.S. Treasury Obligations (Cost $447,162)		403,032

Asset-Backed Securities — 0.1%

Air Canada Pass-Through Trust (Canada) Series 2017-1, Class AA, 3.30%, 1/15/2030 (a)	26,160	25,545

United Airlines Pass-Through Trust Series 2019-2, Class AA, 2.70%, 5/1/2032	19,705	19,557

Total Asset-Backed Securities (Cost $45,135)		45,102

INVESTMENTS	SHARES	VALUE ($)

Short-Term Investments — 0.4%
Investment Companies — 0.4%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.03% (d) (e) (Cost $194,411)	194,411	194,411

Total Investments — 99.4% (Cost $53,323,634)		54,974,943

Other Assets Less Liabilities — 0.6%		357,695

Net Assets — 100.0%		55,332,638

Percentages indicated are based on net assets.

Abbreviations

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2021.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of February 28, 2021.

Futures contracts outstanding as of February 28, 2021:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 5 Year Note	3	06/2021	USD	372,750	(1,975)
U.S. Treasury Long Bond	20	06/2021	USD	3,212,500	(3,848)

					(5,823)

Short Contracts
U.S. Treasury 2 Year Note	(2)	06/2021	USD	(441,734)	90
U.S. Treasury 10 Year Note	(6)	06/2021	USD	(798,844)	7,019
U.S. Treasury 10 Year Ultra Note	(10)	06/2021	USD	(1,481,562)	4,839
U.S. Treasury Ultra Bond	(7)	06/2021	USD	(1,341,813)	(12,703)

					(755)

					(6,578)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

JPMorgan High Yield Research Enhanced ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — 97.8%

Aerospace & Defense — 3.2%

Bombardier, Inc. (Canada)

6.13%, 1/15/2023 (a)	1,525,000	1,508,606

7.88%, 4/15/2027 (a)	1,525,000	1,368,993

BWX Technologies, Inc.

5.38%, 7/15/2026 (a)	584,000	604,440

4.13%, 6/30/2028 (a)	623,000	647,141

Howmet Aerospace, Inc.

6.88%, 5/1/2025	5,842,000	6,788,112

5.95%, 2/1/2037	4,802,000	5,774,165

Rolls-Royce plc (United Kingdom) 5.75%, 10/15/2027 (a)	975,000	1,054,219

Spirit AeroSystems, Inc.

7.50%, 4/15/2025 (a)	1,006,000	1,064,147

4.60%, 6/15/2028	754,000	728,846

TransDigm, Inc.

6.25%, 3/15/2026 (a)	18,030,000	19,001,637

5.50%, 11/15/2027	4,781,000	4,911,521

4.63%, 1/15/2029 (a)	1,006,000	989,652

Triumph Group, Inc.

8.88%, 6/1/2024 (a)	2,710,000	2,994,550

7.75%, 8/15/2025	2,014,000	1,953,580

		49,389,609

Air Freight & Logistics — 0.4%

XPO Logistics, Inc.

6.75%, 8/15/2024 (a)	1,510,000	1,585,500

6.25%, 5/1/2025 (a)	4,475,000	4,806,374

		6,391,874

Airlines — 0.2%

Delta Air Lines, Inc. 7.38%, 1/15/2026	2,135,000	2,500,544

Auto Components — 2.3%

Adient Global Holdings Ltd. 4.88%, 8/15/2026 (a)	1,225,000	1,237,250

Adient US LLC 7.00%, 5/15/2026 (a)	1,006,000	1,082,823

Allison Transmission, Inc. 5.88%, 6/1/2029 (a)	706,000	762,480

American Axle & Manufacturing, Inc.

6.25%, 4/1/2025	4,230,000	4,357,323

6.50%, 4/1/2027	3,052,000	3,186,715

Clarios Global LP

6.25%, 5/15/2026 (a)	2,988,000	3,182,220

8.50%, 5/15/2027 (a)	1,830,000	1,974,570

Cooper-Standard Automotive, Inc.

13.00%, 6/1/2024 (a)	627,000	719,483

5.63%, 11/15/2026 (a)	1,773,000	1,541,269

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Auto Components — continued

Dana, Inc.

5.50%, 12/15/2024	931,000	947,292

5.63%, 6/15/2028	630,000	668,588

Goodyear Tire & Rubber Co. (The) 5.00%, 5/31/2026	1,800,000	1,838,916

Icahn Enterprises LP

4.75%, 9/15/2024	599,000	629,699

6.25%, 5/15/2026	2,990,000	3,142,370

5.25%, 5/15/2027	4,036,000	4,237,800

IHO Verwaltungs GmbH (Germany) 6.38% (cash), 5/15/2029 (a) (b)	1,250,000	1,389,375

Tenneco, Inc.

5.00%, 7/15/2026	1,913,000	1,795,829

7.88%, 1/15/2029 (a)	1,000,000	1,120,905

ZF North America Capital, Inc. (Germany) 4.75%, 4/29/2025 (a)	2,580,000	2,786,400

		36,601,307

Automobiles — 0.4%

Ford Motor Co.

8.50%, 4/21/2023	1,496,000	1,671,780

7.45%, 7/16/2031	1,793,000	2,324,176

PM General Purchaser LLC

9.50%, 10/1/2028 (a)	1,525,000	1,678,949

		5,674,905

Banks — 0.2%

CIT Group, Inc. 6.13%, 3/9/2028	2,760,000	3,415,500

Building Products — 1.8%

Builders FirstSource, Inc. 6.75%, 6/1/2027 (a)	2,961,000	3,175,672

Forterra Finance LLC 6.50%, 7/15/2025 (a)	1,236,000	1,328,700

Griffon Corp. 5.75%, 3/1/2028	2,421,000	2,542,050

James Hardie International Finance DAC 5.00%, 1/15/2028 (a)	1,900,000	2,023,500

JELD-WEN, Inc. 4.88%, 12/15/2027 (a)	2,976,000	3,089,386

Masonite International Corp. 5.38%, 2/1/2028 (a)	1,482,000	1,563,510

PGT Innovations, Inc. 6.75%, 8/1/2026 (a)	867,000	919,020

Standard Industries, Inc.

5.00%, 2/15/2027 (a)	575,000	593,687

4.75%, 1/15/2028 (a)	7,534,000	7,816,525

Summit Materials LLC

6.50%, 3/15/2027 (a)	2,143,000	2,266,790

5.25%, 1/15/2029 (a)	3,025,000	3,210,281

		28,529,121

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	73

JPMorgan High Yield Research Enhanced ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Capital Markets — 0.9%

LPL Holdings, Inc.

5.75%, 9/15/2025 (a)	2,079,000	2,141,786

4.63%, 11/15/2027 (a)	3,050,000	3,119,540

MSCI, Inc.

5.38%, 5/15/2027 (a)	1,479,000	1,575,135

4.00%, 11/15/2029 (a)	3,484,000	3,693,423

3.88%, 2/15/2031 (a)	3,010,000	3,160,500

		13,690,384

Chemicals — 2.8%

Avient Corp. 5.75%, 5/15/2025 (a)	1,169,000	1,239,374

Axalta Coating Systems LLC 4.75%, 6/15/2027 (a)	2,650,000	2,769,594

CF Industries, Inc.

5.15%, 3/15/2034	1,010,000	1,220,858

5.38%, 3/15/2044	1,186,000	1,481,017

Chemours Co. (The)

7.00%, 5/15/2025	883,000	910,267

5.38%, 5/15/2027	1,487,000	1,565,068

5.75%, 11/15/2028 (a)	3,005,000	3,080,125

CVR Partners LP 9.25%, 6/15/2023 (a)	2,089,000	2,121,087

Element Solutions, Inc. 3.88%, 9/1/2028 (a)	2,676,000	2,672,923

Hexion, Inc. 7.88%, 7/15/2027 (a)	2,705,000	2,867,300

INEOS Group Holdings SA (Luxembourg) 5.63%, 8/1/2024 (a)	200,000	203,042

Ingevity Corp. 3.88%, 11/1/2028 (a)	1,510,000	1,494,908

Methanex Corp. (Canada) 5.25%, 12/15/2029	1,234,000	1,265,621

OCI NV (Netherlands) 5.25%, 11/1/2024 (a)	2,105,000	2,176,044

Olin Corp.

9.50%, 6/1/2025 (a)	612,000	757,262

5.13%, 9/15/2027	865,000	896,940

5.63%, 8/1/2029	1,475,000	1,591,156

Rain CII Carbon LLC 7.25%, 4/1/2025 (a)	2,403,000	2,459,182

Scotts Miracle-Gro Co. (The) 4.50%, 10/15/2029	935,000	991,427

Trinseo Materials Operating SCA 5.38%, 9/1/2025 (a)	1,525,000	1,546,502

Tronox, Inc.

6.50%, 5/1/2025 (a)	3,327,000	3,559,890

6.50%, 4/15/2026 (a)	1,531,000	1,582,702

Valvoline, Inc. 4.25%, 2/15/2030 (a)	3,023,000	3,113,690

Venator Finance SARL 9.50%, 7/1/2025 (a)	797,000	900,610

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Chemicals — continued

W.R. Grace & Co.-Conn. 4.88%, 6/15/2027 (a)	865,000	896,832

		43,363,421

Commercial Services & Supplies — 2.6%

ACCO Brands Corp. 5.25%, 12/15/2024 (a)	927,000	950,175

ADT Security Corp. (The)

3.50%, 7/15/2022	1,194,000	1,202,955

4.13%, 6/15/2023	1,215,000	1,265,970

4.88%, 7/15/2032 (a)	2,080,000	2,202,200

Allied Universal Holdco LLC

6.63%, 7/15/2026 (a)	3,044,000	3,223,687

9.75%, 7/15/2027 (a)	2,121,000	2,340,609

Aramark Services, Inc.

6.38%, 5/1/2025 (a)	610,000	644,312

5.00%, 2/1/2028 (a)	610,000	625,250

Brink’s Co. (The) 4.63%, 10/15/2027 (a)	1,794,000	1,848,789

CoreCivic, Inc. 4.63%, 5/1/2023	1,480,000	1,431,900

Covanta Holding Corp. 6.00%, 1/1/2027	610,000	634,400

Garda World Security Corp. (Canada)

4.63%, 2/15/2027 (a)	1,826,000	1,812,305

9.50%, 11/1/2027 (a)	2,100,000	2,268,000

GFL Environmental, Inc. (Canada)

4.25%, 6/1/2025 (a)	2,981,000	3,056,151

8.50%, 5/1/2027 (a)	1,846,000	2,030,600

Nielsen Co. Luxembourg SARL (The) 5.00%, 2/1/2025 (a)	1,526,000	1,563,959

Nielsen Finance LLC 5.63%, 10/1/2028 (a)	5,209,000	5,488,202

Prime Security Services Borrower LLC

5.25%, 4/15/2024 (a)	2,710,000	2,889,538

5.75%, 4/15/2026 (a)	4,534,000	4,885,385

Stericycle, Inc. 3.88%, 1/15/2029 (a)	610,000	614,362

		40,978,749

Communications Equipment — 1.2%

CommScope Technologies LLC

6.00%, 6/15/2025 (a)	2,430,000	2,470,946

5.00%, 3/15/2027 (a)	5,449,000	5,337,731

CommScope, Inc.

5.50%, 3/1/2024 (a)	642,000	658,853

6.00%, 3/1/2026 (a)	3,001,000	3,154,801

8.25%, 3/1/2027 (a)	4,191,000	4,416,224

Nokia OYJ (Finland)

4.38%, 6/12/2027	610,000	658,800

6.63%, 5/15/2039	610,000	779,580

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Communications Equipment — continued

Viasat, Inc. 6.50%, 7/15/2028 (a)	610,000	651,419

		18,128,354

Construction & Engineering — 0.4%

AECOM

5.88%, 10/15/2024	2,135,000	2,369,850

5.13%, 3/15/2027	1,475,000	1,611,437

MasTec, Inc. 4.50%, 8/15/2028 (a)	3,000,000	3,135,600

		7,116,887

Consumer Finance — 4.4%

Curo Group Holdings Corp. 8.25%, 9/1/2025 (a)	860,000	866,450

Ford Motor Credit Co. LLC

5.58%, 3/18/2024	7,950,000	8,576,063

5.13%, 6/16/2025	6,225,000	6,723,000

4.13%, 8/17/2027	17,950,000	18,892,375

4.00%, 11/13/2030	2,050,000	2,096,125

Global Aircraft Leasing Co. Ltd. (Cayman Islands) 7.25% (PIK), 9/15/2024 (a) (b)	1,410,803	1,261,918

Navient Corp.

7.25%, 9/25/2023	3,289,000	3,568,565

5.88%, 10/25/2024	3,524,000	3,709,010

OneMain Finance Corp.

6.13%, 5/15/2022	2,379,000	2,483,081

6.13%, 3/15/2024	7,183,000	7,708,293

7.13%, 3/15/2026	11,764,000	13,587,420

		69,472,300

Containers & Packaging — 1.5%

Ardagh Packaging Finance plc

5.25%, 4/30/2025 (a)	410,000	432,550

4.13%, 8/15/2026 (a)	1,425,000	1,474,744

5.25%, 8/15/2027 (a)	1,225,000	1,269,038

Ball Corp.

5.25%, 7/1/2025	610,000	686,250

4.88%, 3/15/2026	1,636,000	1,819,919

Graham Packaging Co., Inc. 7.13%, 8/15/2028 (a)	2,426,000	2,622,603

Graphic Packaging International LLC

4.88%, 11/15/2022	231,000	240,529

4.75%, 7/15/2027 (a)	939,000	1,038,064

3.50%, 3/1/2029 (a)	120,000	120,600

LABL Escrow Issuer LLC 6.75%, 7/15/2026 (a)	1,222,000	1,310,595

Mauser Packaging Solutions Holding Co.

5.50%, 4/15/2024 (a)	2,708,000	2,721,540

7.25%, 4/15/2025 (a)	3,632,000	3,588,915

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Containers & Packaging — continued

Owens-Brockway Glass Container, Inc. 6.63%, 5/13/2027 (a)	1,167,000	1,251,608

Reynolds Group Issuer, Inc. 4.00%, 10/15/2027 (a)	1,822,000	1,816,297

Sealed Air Corp. 6.88%, 7/15/2033 (a)	1,495,000	1,943,500

Trivium Packaging Finance BV (Netherlands) 5.50%, 8/15/2026 (a) (c)	1,275,000	1,333,969

		23,670,721

Distributors — 0.7%

American Builders & Contractors Supply Co., Inc. 4.00%, 1/15/2028 (a)	754,000	761,540

Performance Food Group, Inc. 5.50%, 10/15/2027 (a)	5,144,000	5,401,663

Wolverine Escrow LLC

8.50%, 11/15/2024 (a)	2,057,000	2,010,717

9.00%, 11/15/2026 (a)	3,072,000	3,025,920

		11,199,840

Diversified Consumer Services — 0.0% (d)

Service Corp. International 5.13%, 6/1/2029	583,000	630,007

Diversified Financial Services — 0.4%

Sabre GLBL, Inc. 9.25%, 4/15/2025 (a)	4,862,000	5,767,548

Diversified Telecommunication Services — 5.7%

Altice France Holding SA (Luxembourg)

10.50%, 5/15/2027 (a)	2,500,000	2,810,750

6.00%, 2/15/2028 (a)	1,750,000	1,712,813

Altice France SA (France)

7.38%, 5/1/2026 (a)	630,000	656,901

5.50%, 1/15/2028 (a)	4,110,000	4,192,200

5.13%, 1/15/2029 (a)	4,100,000	4,122,611

CCO Holdings LLC

5.75%, 2/15/2026 (a)	6,305,000	6,516,533

5.13%, 5/1/2027 (a)	4,530,000	4,745,628

5.38%, 6/1/2029 (a)	9,631,000	10,379,521

4.75%, 3/1/2030 (a)	13,228,000	13,806,064

Cincinnati Bell, Inc. 7.00%, 7/15/2024 (a)	1,227,000	1,276,080

Embarq Corp. 8.00%, 6/1/2036	2,385,000	2,835,169

Frontier Communications Corp.

5.88%, 10/15/2027 (a)	3,905,000	4,178,350

5.00%, 5/1/2028 (a)	3,050,000	3,140,585

Level 3 Financing, Inc. 4.63%, 9/15/2027 (a)	1,521,000	1,573,779

Lumen Technologies, Inc. Series Y, 7.50%, 4/1/2024	590,000	662,275

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	75

JPMorgan High Yield Research Enhanced ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Diversified Telecommunication Services — continued

Sprint Capital Corp.

6.88%, 11/15/2028	6,023,000	7,619,095

8.75%, 3/15/2032	3,050,000	4,538,400

Telecom Italia Capital SA (Italy) 7.72%, 6/4/2038	5,691,000	7,619,111

Telecom Italia SpA (Italy) 5.30%, 5/30/2024 (a)	2,251,000	2,437,090

Virgin Media Secured Finance plc (United Kingdom)

5.50%, 8/15/2026 (a)	612,000	637,168

5.50%, 5/15/2029 (a)	1,120,000	1,200,438

4.50%, 8/15/2030 (a)	1,465,000	1,497,963

Zayo Group Holdings, Inc. 4.00%, 3/1/2027 (a)	890,000	886,333

		89,044,857

Electric Utilities — 2.2%

FirstEnergy Corp.

Series B, 4.25%, 3/15/2023 (c)	1,525,000	1,614,563

Series C, 7.38%, 11/15/2031	1,525,000	2,097,455

Series C, 5.35%, 7/15/2047 (c)	1,525,000	1,814,750

NextEra Energy Operating Partners LP 4.50%, 9/15/2027 (a)	1,220,000	1,358,714

NRG Energy, Inc.

6.63%, 1/15/2027	1,815,000	1,887,382

5.75%, 1/15/2028	1,201,000	1,276,062

5.25%, 6/15/2029 (a)	4,859,000	5,128,043

3.63%, 2/15/2031 (a)	3,020,000	2,974,700

PG&E Corp. 5.25%, 7/1/2030	6,331,000	6,772,271

Vistra Operations Co. LLC

5.50%, 9/1/2026 (a)	915,000	949,312

5.63%, 2/15/2027 (a)	8,137,000	8,503,165

		34,376,417

Electrical Equipment — 0.1%

EnerSys 5.00%, 4/30/2023 (a)	1,164,000	1,220,082

Electronic Equipment, Instruments & Components — 0.6%

CDW LLC 3.25%, 2/15/2029	2,145,000	2,110,680

MTS Systems Corp. 5.75%, 8/15/2027 (a)	863,000	938,944

Sensata Technologies, Inc.

4.38%, 2/15/2030 (a)	3,946,000	4,207,422

3.75%, 2/15/2031 (a)	2,990,000	3,001,213

		10,258,259

Energy Equipment & Services — 0.9%

Archrock Partners LP 6.88%, 4/1/2027 (a)	1,826,000	1,926,832

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Energy Equipment & Services — continued

Nabors Industries Ltd. 7.25%, 1/15/2026 (a)	1,220,000	1,083,146

Nabors Industries, Inc. 5.75%, 2/1/2025	1,525,000	1,210,469

Oceaneering International, Inc. 4.65%, 11/15/2024	1,212,000	1,207,455

Precision Drilling Corp. (Canada)

5.25%, 11/15/2024	1,525,000	1,425,875

7.13%, 1/15/2026 (a)	1,175,000	1,139,750

TechnipFMC plc (United Kingdom) 6.50%, 2/1/2026 (a)	2,118,000	2,217,909

Transocean Guardian Ltd. 5.88%, 1/15/2024 (a)	959,177	868,055

Transocean Pontus Ltd. 6.13%, 8/1/2025 (a)	733,700	700,683

USA Compression Partners LP 6.88%, 4/1/2026	865,000	893,113

Weatherford International Ltd.

8.75%, 9/1/2024 (a)	1,212,026	1,272,264

11.00%, 12/1/2024 (a)	608,000	597,177

		14,542,728

Entertainment — 2.3%

Cinemark USA, Inc.

4.88%, 6/1/2023	2,078,000	2,056,617

8.75%, 5/1/2025 (a)	915,000	995,063

Live Nation Entertainment, Inc.

4.88%, 11/1/2024 (a)	3,175,000	3,211,131

6.50%, 5/15/2027 (a)	5,686,000	6,276,207

4.75%, 10/15/2027 (a)	2,639,000	2,665,918

Netflix, Inc.

5.88%, 2/15/2025	4,828,000	5,536,726

5.88%, 11/15/2028	10,570,000	12,680,829

WMG Acquisition Corp.

5.50%, 4/15/2026 (a)	864,000	886,983

3.88%, 7/15/2030 (a)	1,197,000	1,224,034

3.00%, 2/15/2031 (a)	895,000	860,319

		36,393,827

Equity Real Estate Investment Trusts (REITs) — 3.4%

ESH Hospitality, Inc.

5.25%, 5/1/2025 (a)	2,081,000	2,121,330

4.63%, 10/1/2027 (a)	4,570,000	4,641,383

HAT Holdings I LLC

3.75%, 9/15/2030 (a)	1,228,000	1,218,790

Iron Mountain, Inc.

4.88%, 9/15/2027 (a)	2,412,000	2,514,510

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Equity Real Estate Investment Trusts (REITs) — continued

iStar, Inc.

4.75%, 10/1/2024	3,293,000	3,379,441

MGM Growth Properties Operating Partnership LP

5.63%, 5/1/2024	3,653,000	3,945,240

5.75%, 2/1/2027	3,357,000	3,793,410

3.88%, 2/15/2029 (a)	3,050,000	3,088,125

MPT Operating Partnership LP 4.63%, 8/1/2029	4,056,000	4,360,829

RHP Hotel Properties LP 4.75%, 10/15/2027	3,614,000	3,665,030

SBA Communications Corp. 3.88%, 2/15/2027	2,455,000	2,544,681

Uniti Group LP

6.00%, 4/15/2023 (a)	610,000	619,150

7.88%, 2/15/2025 (a)	3,087,000	3,306,378

6.50%, 2/15/2029 (a)	4,134,000	4,165,005

VICI Properties LP

3.50%, 2/15/2025 (a)	890,000	902,238

4.25%, 12/1/2026 (a)	4,261,000	4,394,795

4.63%, 12/1/2029 (a)	3,629,000	3,809,361

		52,469,696

Food & Staples Retailing — 1.1%

Albertsons Cos., Inc.

4.63%, 1/15/2027 (a)	4,833,000	5,003,170

5.88%, 2/15/2028 (a)	3,314,000	3,529,410

4.88%, 2/15/2030 (a)	2,703,000	2,798,200

Rite Aid Corp.

7.50%, 7/1/2025 (a)	633,000	663,093

8.00%, 11/15/2026 (a)	4,564,000	4,806,462

US Foods, Inc. 6.25%, 4/15/2025 (a)	846,000	899,932

		17,700,267

Food Products — 2.8%

B&G Foods, Inc.

5.25%, 4/1/2025	933,000	956,698

5.25%, 9/15/2027	3,876,000	4,066,971

Dole Food Co., Inc. 7.25%, 6/15/2025 (a)	102,000	104,295

JBS USA LUX SA 6.50%, 4/15/2029 (a)	2,969,000	3,341,966

Kraft Heinz Foods Co.

3.88%, 5/15/2027	2,006,000	2,192,694

5.00%, 7/15/2035	3,050,000	3,689,982

4.38%, 6/1/2046	3,050,000	3,322,891

Lamb Weston Holdings, Inc.

4.63%, 11/1/2024 (a)	584,000	606,192

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Food Products — continued

4.88%, 11/1/2026 (a)	575,000	595,844

4.88%, 5/15/2028 (a)	4,172,000	4,547,480

Pilgrim’s Pride Corp.

5.75%, 3/15/2025 (a)	933,000	951,473

5.88%, 9/30/2027 (a)	863,000	925,870

Post Holdings, Inc.

5.00%, 8/15/2026 (a)	3,283,000	3,425,810

5.75%, 3/1/2027 (a)	3,021,000	3,163,440

5.50%, 12/15/2029 (a)	10,861,000	11,689,260

		43,580,866

Gas Utilities — 0.4%

AmeriGas Partners LP

5.50%, 5/20/2025	400,000	437,880

5.88%, 8/20/2026	5,126,000	5,779,565

		6,217,445

Health Care Equipment & Supplies — 0.5%

Avantor Funding, Inc. 4.63%, 7/15/2028 (a)	2,670,000	2,783,528

Hill-Rom Holdings, Inc. 4.38%, 9/15/2027 (a)	626,000	652,605

Hologic, Inc. 3.25%, 2/15/2029 (a)	2,105,000	2,100,927

Teleflex, Inc.

4.63%, 11/15/2027	622,000	655,432

4.25%, 6/1/2028 (a)	1,765,000	1,824,569

		8,017,061

Health Care Providers & Services — 6.2%

Acadia Healthcare Co., Inc.

5.63%, 2/15/2023	1,817,000	1,817,000

5.50%, 7/1/2028 (a)	1,230,000	1,297,650

Centene Corp.

5.38%, 6/1/2026 (a)	8,444,000	8,823,051

5.38%, 8/15/2026 (a)	1,465,000	1,541,912

4.25%, 12/15/2027	5,087,000	5,296,839

4.63%, 12/15/2029	7,557,000	8,154,003

3.38%, 2/15/2030	3,050,000	3,134,485

Community Health Systems, Inc.

8.00%, 3/15/2026 (a)	2,413,000	2,576,360

5.63%, 3/15/2027 (a)	1,525,000	1,606,108

DaVita, Inc.

4.63%, 6/1/2030 (a)	3,881,000	3,948,918

3.75%, 2/15/2031 (a)	1,525,000	1,453,241

Encompass Health Corp.

4.50%, 2/1/2028	1,525,000	1,585,405

4.75%, 2/1/2030	2,690,000	2,845,671

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	77

JPMorgan High Yield Research Enhanced ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Health Care Providers & Services — continued

Envision Healthcare Corp.

8.75%, 10/15/2026 (a)	1,803,000	1,289,145

HCA, Inc.

5.38%, 2/1/2025	3,050,000	3,419,812

5.38%, 9/1/2026	3,046,000	3,476,526

5.63%, 9/1/2028	7,508,000	8,728,050

5.88%, 2/1/2029	5,389,000	6,352,823

Legacy LifePoint Health LLC 4.38%, 2/15/2027 (a)	606,000	602,412

MEDNAX, Inc. 6.25%, 1/15/2027 (a)	891,000	941,083

Molina Healthcare, Inc. 4.38%, 6/15/2028 (a)	1,800,000	1,872,000

Radiology Partners, Inc. 9.25%, 2/1/2028 (a)	1,200,000	1,299,000

RegionalCare Hospital Partners Holdings, Inc. 9.75%, 12/1/2026 (a)	583,000	628,311

Select Medical Corp. 6.25%, 8/15/2026 (a)	913,000	976,910

Tenet Healthcare Corp.

6.75%, 6/15/2023	1,528,000	1,649,598

4.88%, 1/1/2026 (a)	1,525,000	1,576,377

6.25%, 2/1/2027 (a)	3,629,000	3,830,410

5.13%, 11/1/2027 (a)	11,440,000	11,991,522

4.63%, 6/15/2028 (a)	1,525,000	1,586,488

6.13%, 10/1/2028 (a)	1,525,000	1,605,368

6.88%, 11/15/2031	1,502,000	1,640,935

		97,547,413

Health Care Technology — 0.2%

IQVIA, Inc. 5.00%, 5/15/2027 (a)	3,176,000	3,322,890

Hotels, Restaurants & Leisure — 7.5%

1011778 BC ULC (Canada)

4.25%, 5/15/2024 (a)	1,807,000	1,825,070

3.88%, 1/15/2028 (a)	4,520,000	4,588,252

4.00%, 10/15/2030 (a)	3,290,000	3,208,408

Boyd Gaming Corp.

6.38%, 4/1/2026	1,816,000	1,876,164

4.75%, 12/1/2027	4,514,000	4,588,842

Boyne USA, Inc. 7.25%, 5/1/2025 (a)	880,000	915,394

Caesars Resort Collection LLC

5.75%, 7/1/2025 (a)	3,346,000	3,513,300

5.25%, 10/15/2025 (a)	3,342,000	3,321,280

Carnival Corp.

11.50%, 4/1/2023 (a)	3,042,000	3,468,488

9.88%, 8/1/2027 (a)	1,500,000	1,725,120

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Hotels, Restaurants & Leisure — continued

Cedar Fair LP

5.50%, 5/1/2025 (a)	3,325,000	3,485,016

5.25%, 7/15/2029	876,000	878,190

Churchill Downs, Inc. 5.50%, 4/1/2027 (a)	1,170,000	1,219,035

Enterprise Development Authority (The) 12.00%, 7/15/2024 (a)	130,000	146,770

Hilton Domestic Operating Co., Inc.

4.88%, 1/15/2030	4,829,000	5,203,344

3.63%, 2/15/2032 (a)	504,000	496,359

Hilton Worldwide Finance LLC 4.88%, 4/1/2027	3,477,000	3,616,080

International Game Technology plc

6.50%, 2/15/2025 (a)	3,230,000	3,569,150

5.25%, 1/15/2029 (a)	3,170,000	3,356,237

IRB Holding Corp. 7.00%, 6/15/2025 (a)	2,698,000	2,928,166

KFC Holding Co. 5.25%, 6/1/2026 (a)	3,016,000	3,116,885

Marriott Ownership Resorts, Inc.

6.13%, 9/15/2025 (a)	627,000	666,187

6.50%, 9/15/2026	628,000	653,403

4.75%, 1/15/2028	1,526,000	1,537,048

Melco Resorts Finance Ltd. (Hong Kong)

5.75%, 7/21/2028 (a)	750,000	802,875

5.38%, 12/4/2029 (a)	750,000	789,960

MGM China Holdings Ltd. (Macau)

5.88%, 5/15/2026 (a)	750,000	789,465

MGM Resorts International

6.00%, 3/15/2023	1,167,000	1,244,314

5.50%, 4/15/2027	3,326,000	3,607,712

NCL Corp. Ltd. 12.25%, 5/15/2024 (a)	915,000	1,087,706

Royal Caribbean Cruises Ltd. 11.50%, 6/1/2025 (a)	3,631,000	4,248,270

Scientific Games International, Inc.

5.00%, 10/15/2025 (a)	4,492,000	4,619,798

8.25%, 3/15/2026 (a)	1,475,000	1,563,544

Six Flags Entertainment Corp. 5.50%, 4/15/2027 (a)	1,797,000	1,834,984

Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (a)	2,386,000	2,572,180

Stars Group Holdings BV (Canada) 7.00%, 7/15/2026 (a)	1,205,000	1,263,961

Station Casinos LLC 4.50%, 2/15/2028 (a)	913,000	909,576

Travel + Leisure Co.

6.63%, 7/31/2026 (a)	1,523,000	1,719,162

6.00%, 4/1/2027 (c)	886,000	985,675

Vail Resorts, Inc. 6.25%, 5/15/2025 (a)	913,000	974,993

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Hotels, Restaurants & Leisure — continued

VOC Escrow Ltd. 5.00%, 2/15/2028 (a)	915,000	904,112

Wynn Las Vegas LLC

4.25%, 5/30/2023 (a)	622,000	628,220

5.50%, 3/1/2025 (a)	3,660,000	3,879,600

5.25%, 5/15/2027 (a)	1,170,000	1,241,826

Wynn Macau Ltd. (Macau)

4.88%, 10/1/2024 (a)	1,000,000	1,005,800

5.63%, 8/26/2028 (a)	4,500,000	4,680,000

5.13%, 12/15/2029 (a)	1,000,000	1,012,500

Wynn Resorts Finance LLC 5.13%, 10/1/2029 (a)	2,389,000	2,514,423

Yum! Brands, Inc.

4.75%, 1/15/2030 (a)	10,161,000	10,601,987

6.88%, 11/15/2037	874,000	1,092,500

		116,477,331

Household Durables — 0.5%

Brookfield Residential Properties, Inc. (Canada) 6.25%, 9/15/2027 (a)	610,000	643,556

KB Home 4.80%, 11/15/2029	1,485,000	1,596,375

Meritage Homes Corp. 5.13%, 6/6/2027	865,000	970,962

Newell Brands, Inc. 4.70%, 4/1/2026 (c)	1,803,000	1,999,401

Taylor Morrison Communities, Inc. 5.88%, 6/15/2027 (a)	1,167,000	1,301,205

Toll Brothers Finance Corp. 4.88%, 3/15/2027	865,000	988,263

		7,499,762

Household Products — 0.8%

Central Garden & Pet Co.

5.13%, 2/1/2028	588,000	622,545

4.13%, 10/15/2030	623,000	646,914

Energizer Holdings, Inc. 4.75%, 6/15/2028 (a)	4,780,000	4,886,116

Kronos Acquisition Holdings, Inc. (Canada)

5.00%, 12/31/2026 (a)	610,000	628,117

7.00%, 12/31/2027 (a)	610,000	603,747

Spectrum Brands, Inc.

5.75%, 7/15/2025	1,522,000	1,567,660

5.50%, 7/15/2030 (a)	2,685,000	2,893,383

		11,848,482

Independent Power and Renewable Electricity Producers — 0.4%

Calpine Corp.

5.25%, 6/1/2026 (a)	634,000	652,227

4.50%, 2/15/2028 (a)	4,815,000	4,947,413

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Independent Power and Renewable Electricity Producers — continued

Clearway Energy Operating LLC 4.75%, 3/15/2028 (a)	877,000	937,294

		6,536,934

Insurance — 0.3%

HUB International Ltd. 7.00%, 5/1/2026 (a)	2,137,000	2,226,840

NFP Corp. 6.88%, 8/15/2028 (a)	2,281,000	2,355,543

		4,582,383

Internet & Direct Marketing Retail — 0.4%

Go Daddy Operating Co. LLC 5.25%, 12/1/2027 (a)	911,000	956,550

Match Group Holdings II LLC 4.63%, 6/1/2028 (a)	610,000	633,290

Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (a)	1,499,000	1,608,007

QVC, Inc.

4.38%, 3/15/2023	1,513,000	1,584,565

4.75%, 2/15/2027	1,165,000	1,228,353

		6,010,765

IT Services — 1.1%

Arches Buyer, Inc.

4.25%, 6/1/2028 (a)	2,135,000	2,152,774

6.13%, 12/1/2028 (a)	2,135,000	2,207,024

Black Knight InfoServ LLC 3.63%, 9/1/2028 (a)	915,000	909,602

Booz Allen Hamilton, Inc. 3.88%, 9/1/2028 (a)	3,276,000	3,355,459

Gartner, Inc. 4.50%, 7/1/2028 (a)	4,780,000	5,019,000

Presidio Holdings, Inc.

4.88%, 2/1/2027 (a)	2,072,000	2,160,060

8.25%, 2/1/2028 (a)	1,205,000	1,330,778

Science Applications International Corp. 4.88%, 4/1/2028 (a)	890,000	927,825

		18,062,522

Leisure Products — 0.1%

Mattel, Inc.

5.88%, 12/15/2027 (a)	1,006,000	1,095,157

6.20%, 10/1/2040	630,000	743,400

		1,838,557

Machinery — 0.4%

Hillman Group, Inc. (The) 6.38%, 7/15/2022 (a)	645,000	647,032

Mueller Water Products, Inc. 5.50%, 6/15/2026 (a)	1,174,000	1,211,133

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	79

JPMorgan High Yield Research Enhanced ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Machinery — continued

Navistar International Corp. 9.50%, 5/1/2025 (a)	865,000	967,719

RBS Global, Inc. 4.88%, 12/15/2025 (a)	876,000	898,995

TriMas Corp. 4.88%, 10/15/2025 (a)	130,000	132,600

Vertical US Newco, Inc. (Germany) 5.25%, 7/15/2027 (a)	2,000,000	2,085,000

		5,942,479

Media — 6.3%

Altice Financing SA (Luxembourg) 5.00%, 1/15/2028 (a)	1,250,000	1,250,137

AMC Networks, Inc.

5.00%, 4/1/2024	313,000	316,913

4.75%, 8/1/2025	885,000	910,218

4.25%, 2/15/2029	425,000	415,994

Clear Channel Worldwide Holdings, Inc.

9.25%, 2/15/2024	6,210,000	6,466,162

5.13%, 8/15/2027 (a)	4,829,000	4,906,264

CSC Holdings LLC

5.50%, 4/15/2027 (a)	3,775,000	3,972,055

6.50%, 2/1/2029 (a)	7,000,000	7,741,650

3.38%, 2/15/2031 (a)	3,050,000	2,928,000

DISH DBS Corp.

5.00%, 3/15/2023	2,729,000	2,810,870

5.88%, 11/15/2024	8,718,000	9,122,559

7.75%, 7/1/2026	2,405,000	2,646,702

Gray Television, Inc.

7.00%, 5/15/2027 (a)	620,000	677,350

4.75%, 10/15/2030 (a)	580,000	580,000

iHeartCommunications, Inc.

6.38%, 5/1/2026	4,232,591	4,478,504

8.38%, 5/1/2027	6,231,763	6,608,037

Lamar Media Corp. 3.75%, 2/15/2028	1,006,000	1,018,575

LCPR Senior Secured Financing DAC 6.75%, 10/15/2027 (a)	1,405,000	1,504,896

Meredith Corp.

6.50%, 7/1/2025 (a)	895,000	953,175

6.88%, 2/1/2026	3,930,000	4,009,936

National CineMedia LLC 5.88%, 4/15/2028 (a)	1,185,000	1,090,200

Nexstar Broadcasting, Inc.

5.63%, 7/15/2027 (a)	4,521,000	4,775,306

4.75%, 11/1/2028 (a)	3,895,000	3,977,769

Outfront Media Capital LLC 5.00%, 8/15/2027 (a)	631,000	641,254

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Media — continued

Radiate Holdco LLC

4.50%, 9/15/2026 (a)	504,000	510,300

6.50%, 9/15/2028 (a)	504,000	529,200

Scripps Escrow II, Inc. 3.88%, 1/15/2029 (a)	1,220,000	1,198,193

Scripps Escrow, Inc. 5.88%, 7/15/2027 (a)	1,791,000	1,866,222

Sinclair Television Group, Inc. 5.50%, 3/1/2030 (a)	880,000	883,485

Sirius XM Radio, Inc.

4.63%, 7/15/2024 (a)	2,419,000	2,491,304

5.00%, 8/1/2027 (a)	1,522,000	1,584,813

5.50%, 7/1/2029 (a)	3,284,000	3,553,945

4.13%, 7/1/2030 (a)	3,580,000	3,615,800

TEGNA, Inc. 5.00%, 9/15/2029	902,000	939,938

Univision Communications, Inc. 5.13%, 2/15/2025 (a)	915,000	915,869

Videotron Ltd. (Canada) 5.38%, 6/15/2024 (a)	806,000	878,540

Ziggo Bond Co. BV (Netherlands) 5.13%, 2/28/2030 (a)	3,000,000	3,127,860

Ziggo BV (Netherlands) 5.50%, 1/15/2027 (a)	2,815,000	2,924,813

		98,822,808

Metals & Mining — 3.3%

Alcoa Nederland Holding BV

6.75%, 9/30/2024 (a)	624,000	647,400

6.13%, 5/15/2028 (a)	5,925,000	6,428,625

Allegheny Technologies, Inc.

7.88%, 8/15/2023 (c)	819,000	892,931

5.88%, 12/1/2027	3,030,000	3,200,438

ArcelorMittal SA (Luxembourg)

4.55%, 3/11/2026	865,000	966,335

7.25%, 10/15/2039 (c)	865,000	1,245,600

Arconic Corp. 6.13%, 2/15/2028 (a)	2,436,000	2,570,784

Carpenter Technology Corp. 6.38%, 7/15/2028	1,525,000	1,679,596

Cleveland-Cliffs, Inc.

9.88%, 10/17/2025 (a)	1,192,000	1,393,150

4.63%, 3/1/2029 (a)	2,014,000	1,971,202

Commercial Metals Co. 5.38%, 7/15/2027	865,000	916,900

Constellium SE

6.63%, 3/1/2025 (a)	266,000	270,708

5.63%, 6/15/2028 (a)	1,000,000	1,056,250

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Metals & Mining — continued

FMG Resources August 2006 Pty. Ltd. (Australia)

5.13%, 5/15/2024 (a)	865,000	935,281

4.50%, 9/15/2027 (a)	865,000	950,419

Freeport-McMoRan, Inc.

4.55%, 11/14/2024	1,507,000	1,659,584

4.38%, 8/1/2028	3,050,000	3,250,964

4.63%, 8/1/2030	5,103,000	5,640,142

5.40%, 11/14/2034	2,735,000	3,387,981

5.45%, 3/15/2043	4,178,000	5,191,165

Kaiser Aluminum Corp. 4.63%, 3/1/2028 (a)	2,421,000	2,527,354

Novelis Corp. 5.88%, 9/30/2026 (a)	1,520,000	1,583,658

United States Steel Corp. 12.00%, 6/1/2025 (a)	2,051,000	2,463,405

		50,829,872

Multiline Retail — 0.5%

Macy’s, Inc. 8.38%, 6/15/2025 (a)	3,913,000	4,323,865

Nordstrom, Inc. 5.00%, 1/15/2044	3,020,000	2,900,016

		7,223,881

Oil, Gas & Consumable Fuels — 11.7%

Antero Midstream Partners LP

5.38%, 9/15/2024	1,006,000	1,013,545

5.75%, 3/1/2027 (a)	1,006,000	1,009,772

Antero Resources Corp.

8.38%, 7/15/2026 (a)	3,944,000	4,313,750

7.63%, 2/1/2029 (a)	1,316,000	1,403,185

Apache Corp.

3.25%, 4/15/2022	564,000	565,410

4.38%, 10/15/2028	1,220,000	1,238,300

5.10%, 9/1/2040	4,780,000	4,877,177

Baytex Energy Corp. (Canada) 8.75%, 4/1/2027 (a)	1,220,000	1,075,296

Buckeye Partners LP

4.15%, 7/1/2023	1,465,000	1,483,510

3.95%, 12/1/2026	1,463,000	1,452,057

4.50%, 3/1/2028 (a)	6,332,000	6,411,150

California Resources Corp. 7.13%, 2/1/2026 (a)	1,510,000	1,510,944

Cenovus Energy, Inc. (Canada)

3.00%, 8/15/2022	575,000	589,754

3.80%, 9/15/2023	1,538,000	1,625,023

6.75%, 11/15/2039	1,528,000	1,984,679

Cheniere Energy Partners LP

5.25%, 10/1/2025	3,585,000	3,684,663

4.50%, 10/1/2029	9,531,000	10,031,377

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Oil, Gas & Consumable Fuels — continued

Comstock Resources, Inc.

9.75%, 8/15/2026	7,262,000	7,927,127

6.75%, 3/1/2029 (a)	1,500,000	1,556,250

Continental Resources, Inc.

4.50%, 4/15/2023	2,093,000	2,148,548

3.80%, 6/1/2024	575,000	588,863

5.75%, 1/15/2031 (a)	1,800,000	2,028,978

Crestwood Midstream Partners LP 5.63%, 5/1/2027 (a)	1,476,000	1,463,085

DCP Midstream Operating LP

5.38%, 7/15/2025	1,522,000	1,622,513

5.13%, 5/15/2029	1,818,000	1,926,571

Endeavor Energy Resources LP 6.63%, 7/15/2025 (a)	708,000	744,165

EnLink Midstream Partners LP

4.15%, 6/1/2025	1,220,000	1,210,850

5.45%, 6/1/2047	1,220,000	1,009,550

EQM Midstream Partners LP

4.75%, 7/15/2023	336,000	346,403

4.00%, 8/1/2024	2,449,000	2,473,490

6.00%, 7/1/2025 (a)	3,337,000	3,525,407

5.50%, 7/15/2028	6,072,000	6,254,160

4.50%, 1/15/2029 (a)	1,510,000	1,463,756

6.50%, 7/15/2048	1,812,000	1,712,340

EQT Corp.

3.00%, 10/1/2022	3,308,000	3,327,699

7.63%, 2/1/2025 (c)	5,679,000	6,605,927

Genesis Energy LP 6.50%, 10/1/2025	2,693,000	2,613,018

Hess Infrastructure Partners LP 5.63%, 2/15/2026 (a)	25,000	25,897

Hess Midstream Operations LP

5.63%, 2/15/2026 (a)	621,000	643,281

5.13%, 6/15/2028 (a)	620,000	638,600

Hilcorp Energy I LP 6.25%, 11/1/2028 (a)	984,000	1,027,050

Matador Resources Co. 5.88%, 9/15/2026	610,000	594,750

Murphy Oil Corp.

5.75%, 8/15/2025	1,504,000	1,488,960

5.88%, 12/1/2027	620,000	610,700

6.37%, 12/1/2042 (c)	667,000	618,642

NGL Energy Operating LLC 7.50%, 2/1/2026 (a)	6,544,000	6,746,962

NuStar Logistics LP

6.00%, 6/1/2026	1,820,000	1,941,157

5.63%, 4/28/2027	3,410,000	3,563,450

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	81

JPMorgan High Yield Research Enhanced ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Occidental Petroleum Corp.

2.70%, 8/15/2022	3,283,000	3,246,280

2.90%, 8/15/2024	4,815,000	4,685,862

6.45%, 9/15/2036	5,235,000	5,967,900

4.20%, 3/15/2048	1,785,000	1,521,712

Ovintiv Exploration, Inc.

5.63%, 7/1/2024	812,000	890,098

5.38%, 1/1/2026	4,840,000	5,368,031

Ovintiv, Inc. 6.50%, 8/15/2034	6,404,000	7,988,912

PBF Holding Co. LLC 9.25%, 5/15/2025 (a)	1,515,000	1,476,670

Range Resources Corp.

5.00%, 8/15/2022	440,000	444,400

9.25%, 2/1/2026	560,000	609,398

Rockies Express Pipeline LLC

4.95%, 7/15/2029 (a)	610,000	651,938

6.88%, 4/15/2040 (a)	610,000	675,575

SM Energy Co.

5.63%, 6/1/2025	649,000	618,172

6.75%, 9/15/2026	666,000	631,368

6.63%, 1/15/2027	669,000	630,533

Southwestern Energy Co.

6.45%, 1/23/2025 (c)	1,232,000	1,293,600

7.75%, 10/1/2027	588,000	629,160

Sunoco LP 6.00%, 4/15/2027	1,230,000	1,280,369

Tallgrass Energy Partners LP

5.50%, 9/15/2024 (a)	3,223,000	3,239,115

5.50%, 1/15/2028 (a)	4,045,000	3,974,213

Targa Resources Partners LP

5.88%, 4/15/2026	4,564,000	4,752,493

6.88%, 1/15/2029	8,172,000	9,060,705

5.50%, 3/1/2030	4,246,000	4,540,545

TerraForm Power Operating LLC 4.75%, 1/15/2030 (a)	1,512,000	1,592,015

Western Midstream Operating LP

4.35%, 2/1/2025 (c)	890,000	911,022

5.30%, 2/1/2030 (c)	3,050,000	3,305,498

WPX Energy, Inc. 5.25%, 9/15/2024	34,000	37,783

		182,741,108

Personal Products — 0.3%

Edgewell Personal Care Co. 5.50%, 6/1/2028 (a)	2,699,000	2,864,746

Prestige Brands, Inc.

6.38%, 3/1/2024 (a)	928,000	942,792

5.13%, 1/15/2028 (a)	630,000	659,185

		4,466,723

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pharmaceuticals — 2.5%

Bausch Health Americas, Inc. 8.50%, 1/31/2027 (a)	6,674,000	7,383,113

Bausch Health Cos., Inc.

6.13%, 4/15/2025 (a)	6,305,000	6,456,068

5.00%, 1/30/2028 (a)	7,786,000	7,941,720

7.25%, 5/30/2029 (a)	8,573,000	9,497,855

Catalent Pharma Solutions, Inc. 5.00%, 7/15/2027 (a)	1,511,000	1,590,327

Endo Dac 9.50%, 7/31/2027 (a)	1,236,000	1,392,045

Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (a)	4,800,000	5,160,000

		39,421,128

Professional Services — 0.1%

Dun & Bradstreet Corp. (The)

6.88%, 8/15/2026 (a)	875,000	936,250

10.25%, 2/15/2027 (a)	926,000	1,035,963

		1,972,213

Real Estate Management & Development — 0.2%

Kennedy-Wilson, Inc.

5.88%, 4/1/2024	1,486,000	1,503,089

4.75%, 3/1/2029	508,000	523,875

5.00%, 3/1/2031	508,000	524,510

		2,551,474

Road & Rail — 0.4%

Avis Budget Car Rental LLC

5.25%, 3/15/2025 (a)	1,504,000	1,512,994

10.50%, 5/15/2025 (a)	2,380,000	2,838,864

5.75%, 7/15/2027 (a)	1,770,000	1,829,737

		6,181,595

Semiconductors & Semiconductor Equipment — 0.5%

Entegris, Inc.

4.63%, 2/10/2026 (a)	1,233,000	1,273,233

4.38%, 4/15/2028 (a)	905,000	949,553

Microchip Technology, Inc. 4.25%, 9/1/2025 (a)	2,386,000	2,503,597

ON Semiconductor Corp. 3.88%, 9/1/2028 (a)	1,226,000	1,281,170

Qorvo, Inc.

4.38%, 10/15/2029	610,000	656,702

3.38%, 4/1/2031 (a)	610,000	610,000

		7,274,255

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Software — 1.0%

Ascend Learning LLC 6.88%, 8/1/2025 (a)	925,000	950,438

BY Crown Parent LLC 4.25%, 1/31/2026 (a)	865,000	890,950

CDK Global, Inc.

4.88%, 6/1/2027	1,192,000	1,247,130

5.25%, 5/15/2029 (a)	917,000	987,031

Fair Isaac Corp.

5.25%, 5/15/2026 (a)	881,000	997,732

4.00%, 6/15/2028 (a)	595,000	615,647

Nuance Communications, Inc. 5.63%, 12/15/2026	1,200,000	1,257,000

Open Text Corp. (Canada) 3.88%, 2/15/2028 (a)	865,000	879,056

Open Text Holdings, Inc. (Canada) 4.13%, 2/15/2030 (a)	865,000	899,600

PTC, Inc. 4.00%, 2/15/2028 (a)	1,220,000	1,255,075

SS&C Technologies, Inc. 5.50%, 9/30/2027 (a)	4,842,000	5,114,944

		15,094,603

Specialty Retail — 1.8%

Gap, Inc. (The)

8.63%, 5/15/2025 (a)	2,419,000	2,697,089

8.88%, 5/15/2027 (a)	2,695,000	3,156,330

L Brands, Inc.

7.50%, 6/15/2029	3,018,000	3,407,684

6.88%, 11/1/2035	5,951,000	7,219,634

Penske Automotive Group, Inc. 3.50%, 9/1/2025	656,000	669,120

PetSmart, Inc.

4.75%, 2/15/2028 (a)	3,000,000	3,102,480

7.75%, 2/15/2029 (a)	3,000,000	3,217,500

Staples, Inc.

7.50%, 4/15/2026 (a)	3,355,000	3,362,381

10.75%, 4/15/2027 (a)	1,805,000	1,723,775

		28,555,993

Technology Hardware, Storage & Peripherals — 1.3%

Dell, Inc. 6.50%, 4/15/2038	1,793,000	2,236,427

Diebold Nixdorf, Inc. 9.38%, 7/15/2025 (a)	2,411,000	2,694,292

NCR Corp.

5.75%, 9/1/2027 (a)	4,259,000	4,446,524

6.13%, 9/1/2029 (a)	5,390,000	5,767,300

Seagate HDD Cayman 4.88%, 6/1/2027	2,390,000	2,659,126

Xerox Corp. 6.75%, 12/15/2039	610,000	672,525

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Technology Hardware, Storage & Peripherals — continued

Xerox Holdings Corp.

5.00%, 8/15/2025 (a)	610,000	644,312

5.50%, 8/15/2028 (a)	610,000	651,175

		19,771,681

Textiles, Apparel & Luxury Goods — 0.2%

Hanesbrands, Inc.

4.63%, 5/15/2024 (a)	595,000	623,263

4.88%, 5/15/2026 (a)	565,000	608,629

William Carter Co. (The) 5.63%, 3/15/2027 (a)	1,180,000	1,242,687

		2,474,579

Thrifts & Mortgage Finance — 2.1%

Ladder Capital Finance Holdings LLLP

REIT, 5.25%, 3/15/2022 (a)	885,000	889,425

REIT, 4.25%, 2/1/2027 (a)	2,123,000	2,048,695

Nationstar Mortgage Holdings, Inc. 5.50%, 8/15/2028 (a)	7,724,000	7,936,410

Quicken Loans LLC

5.25%, 1/15/2028 (a)	7,837,000	8,268,427

3.88%, 3/1/2031 (a)	6,646,000	6,596,155

Radian Group, Inc.

6.63%, 3/15/2025	2,445,000	2,728,498

4.88%, 3/15/2027	3,621,000	3,838,260

		32,305,870

Trading Companies & Distributors — 2.5%

AerCap Holdings NV (Ireland)

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.54%), 5.87%, 10/10/2079 (e)	1,180,000	1,206,550

Beacon Roofing Supply, Inc. 4.88%, 11/1/2025 (a)	865,000	872,673

H&E Equipment Services, Inc. 3.88%, 12/15/2028 (a)	2,420,000	2,329,250

Herc Holdings, Inc. 5.50%, 7/15/2027 (a)	3,275,000	3,446,937

United Rentals North America, Inc.

4.88%, 1/15/2028	8,160,000	8,629,200

5.25%, 1/15/2030	6,884,000	7,572,400

WESCO Distribution, Inc.

5.38%, 6/15/2024	938,000	959,105

7.13%, 6/15/2025 (a)	3,915,000	4,236,519

7.25%, 6/15/2028 (a)	8,480,000	9,423,400

		38,676,034

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	83

JPMorgan High Yield Research Enhanced ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Wireless Telecommunication Services — 1.8%

Connect Finco SARL (United Kingdom) 6.75%, 10/1/2026 (a)	612,000	634,384

Hughes Satellite Systems Corp. 6.63%, 8/1/2026	874,000	975,734

Ligado Networks LLC 15.50% (PIK), 11/1/2023 (a) (b)	915,000	872,300

Sprint Communications, Inc. 6.00%, 11/15/2022	895,000	956,630

Sprint Corp.

7.88%, 9/15/2023	9,061,000	10,461,377

7.13%, 6/15/2024	2,980,000	3,431,321

T-Mobile USA, Inc.

4.50%, 2/1/2026	906,000	926,276

4.75%, 2/1/2028	7,537,000	7,970,939

United States Cellular Corp. 6.70%, 12/15/2033	624,000	773,255

Vodafone Group plc (United Kingdom) (USD Swap Semi 5 Year + 4.87%), 7.00%, 4/4/2079 (e)	602,000	721,520

		27,723,736

Total Corporate Bonds (Cost $1,524,543,890)		1,526,099,647

	SHARES
Short-Term Investments — 0.9%

Investment Companies — 0.9%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.03% (g) (h) (Cost $13,965,910)	13,965,910	13,965,910

Total Investments — 98.7% (Cost $1,538,509,800)		1,540,065,557

Other Assets Less Liabilities — 1.3%		19,568,498

Net Assets — 100.0%		1,559,634,055

Percentages indicated are based on net assets.

Abbreviations

OYJ	Public Limited Company
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(c)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 28, 2021.
(d)	Amount rounds to less than 0.1% of net assets.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2021.
(f)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2021.
(g)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of February 28, 2021.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

JPMorgan International Bond Opportunities ETF

(formerly known as JPMorgan Global Bond Opportunities ETF)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)
Corporate Bonds — 54.4%

Australia — 0.4%

APT Pipelines Ltd. 2.00%, 7/15/2030 (a)	EUR	150,000	200,505

Glencore Finance Europe Ltd. 6.00%, 4/3/2022 (a) (b)	GBP	100,000	147,367

Glencore Funding LLC 2.50%, 9/1/2030 (c)		462,000	457,467

Transurban Finance Co. Pty. Ltd. 2.00%, 8/28/2025 (a)	EUR	150,000	194,542

Westpac Banking Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.00%), 4.11%, 7/24/2034 (d)		75,000	82,663

			1,082,544

Austria — 0.2%

ams AG 6.00%, 7/31/2025 (a)	EUR	400,000	515,800

Azerbaijan — 0.1%

State Oil Co. of the Azerbaijan Republic 4.75%, 3/13/2023 (a)		260,000	273,894

Belgium — 1.4%

Anheuser-Busch Cos. LLC

4.70%, 2/1/2036		170,000	204,096

4.90%, 2/1/2046		85,000	102,237

Anheuser-Busch InBev SA/NV 2.00%, 3/17/2028 (a)	EUR	800,000	1,079,304

Anheuser-Busch InBev Worldwide, Inc.

4.75%, 1/23/2029		120,000	141,940

4.44%, 10/6/2048		114,000	129,443

KBC Group NV

(EUR Swap Annual 5 Year + 4.69%), 4.75%, 3/5/2024 (a) (d) (e) (f)	EUR	400,000	508,585

(EUR Swap Annual 5 Year + 1.25%), 1.62%, 9/18/2029 (a) (d)	EUR	300,000	375,640

Solvay Finance SACA (EUR Swap Annual 5 Year + 3.70%), 5.42%, 11/12/2023 (a) (d) (e) (f)	EUR	100,000	132,853

Solvay SA (EUR Swap Annual 5 Year + 3.92%), 4.25%, 12/4/2023 (a) (d) (e) (f)	EUR	500,000	645,541

Telenet Finance Luxembourg Notes SARL 3.50%, 3/1/2028 (a)	EUR	200,000	250,359

			3,569,998

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Brazil — 0.6%

Gerdau Trade, Inc. 4.88%, 10/24/2027 (a)	200,000	226,800

Guara Norte SARL 5.20%, 6/15/2034 (c)	325,000	333,028

Klabin Austria GmbH 7.00%, 4/3/2049 (a)	200,000	249,505

Petrobras Global Finance BV 6.90%, 3/19/2049	250,000	278,912

Suzano Austria GmbH

3.75%, 1/15/2031	48,000	50,518

7.00%, 3/16/2047 (a)	200,000	261,700

Vale Overseas Ltd. 3.75%, 7/8/2030	142,000	150,385

		1,550,848

Canada — 0.3%

Emera US Finance LP 4.75%, 6/15/2046	160,000	187,087

Emera, Inc. Series 16-A, (ICE LIBOR USD 3 Month + 5.44%), 6.75%, 6/15/2076 (d)	236,000	274,777

Enbridge, Inc. 3.13%, 11/15/2029	150,000	160,043

Transcanada Trust Series 16-A, (ICE LIBOR USD 3 Month + 4.64%), 5.87%, 8/15/2076 (d)	57,000	62,938

		684,845

Chile — 0.2%

Empresa de Transporte de Pasajeros Metro SA 4.70%, 5/7/2050 (c)	200,000	236,500

Kenbourne Invest SA 6.88%, 11/26/2024 (c)	200,000	215,063

		451,563

China — 0.3%

Alibaba Group Holding Ltd. 3.40%, 12/6/2027	200,000	217,856

Huarong Finance 2017 Co. Ltd. 4.25%, 11/7/2027 (a)	200,000	217,375

Tencent Holdings Ltd. 3.98%, 4/11/2029 (a)	200,000	221,375

Yuzhou Group Holdings Co. Ltd. 8.38%, 10/30/2024 (a)	200,000	214,500

		871,106

Colombia — 0.2%

Ecopetrol SA 5.88%, 5/28/2045	400,000	429,832

Denmark — 0.4%

Danske Bank A/S (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.73%), 5.00%, 1/12/2023 (c) (d)	200,000	207,067

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	85

JPMorgan International Bond Opportunities ETF

(formerly known as JPMorgan Global Bond Opportunities ETF)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)
Corporate Bonds — continued

Denmark — continued

DKT Finance ApS 7.00%, 6/17/2023 (a)	EUR	300,000	370,931

Nykredit Realkredit A/S Series CCE, 1.00%, 10/1/2050 (a)	DKK	628,101	99,438

TDC A/S 5.00%, 3/2/2022 (b)	EUR	200,000	250,806

			928,242

European Union — 0.1%

Ardagh Metal Packaging Finance USA LLC 3.00%, 9/1/2029 (c) (g)	EUR	129,000	155,645

Finland — 0.3%

Nokia OYJ 2.00%, 3/15/2024 (a)	EUR	425,000	534,190

Nordea Bank Abp (EUR Swap Annual 5 Year + 1.30%), 1.00%, 6/27/2029 (a) (d)	EUR	100,000	122,375

			656,565

France — 8.7%

Accor SA 3.62%, 9/17/2023 (a) (b)	EUR	300,000	384,322

Airbus SE

1.38%, 6/9/2026 (a)	EUR	200,000	253,813

1.63%, 6/9/2030 (a)	EUR	200,000	259,424

Altice France SA

3.38%, 1/15/2028 (a)	EUR	900,000	1,061,875

3.38%, 1/15/2028 (c)	EUR	100,000	117,986

Banijay Entertainment SASU 3.50%, 3/1/2025 (a)	EUR	275,000	329,313

Banijay Group SAS 6.50%, 3/1/2026 (a)	EUR	200,000	237,087

BPCE SA

3.00%, 5/22/2022 (c)		250,000	258,066

5.15%, 7/21/2024 (c)		600,000	679,477

0.63%, 9/26/2024 (a)	EUR	400,000	490,631

(EURIBOR 3 Month + 1.00%), 0.50%, 9/15/2027 (a) (d)	EUR	400,000	483,986

(EUR Swap Annual 5 Year + 2.37%), 2.75%, 11/30/2027 (a) (d)	EUR	400,000	503,686

Burger King France SAS 6.00%, 5/1/2024 (a)	EUR	100,000	122,077

Casino Guichard Perrachon SA 4.56%, 1/25/2023 (a) (b)	EUR	500,000	633,469

CMA CGM SA 5.25%, 1/15/2025 (a)	EUR	250,000	303,281

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)

France — continued

Credit Agricole SA

(EUR Swap Annual 5 Year + 5.12%), 6.50%, 6/23/2021 (a) (d) (e) (f)	EUR	800,000	979,690

3.25%, 10/4/2024 (c)		376,000	407,281

(USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (c) (d) (e) (f)		400,000	483,281

2.00%, 3/25/2029 (a)	EUR	200,000	259,313

(EUR Swap Annual 5 Year + 1.90%), 1.62%, 6/5/2030 (a) (d)	EUR	500,000	622,761

Credit Mutuel Arkea SA (EURIBOR ICE Swap Rate 5 Year + 1.45%), 1.87%, 10/25/2029 (a) (d)	EUR	300,000	375,272

Electricite de France SA

(EUR Swap Annual 6 Year + 3.44%), 4.00%, 7/4/2024 (a) (d) (e) (f)	EUR	300,000	386,130

(EUR Swap Annual 5 Year + 4.00%), 3.37%, 6/15/2030 (a) (d) (e) (f)	EUR	600,000	748,775

Elis SA 1.63%, 4/3/2028 (a)	EUR	400,000	465,125

Engie SA (EUR Swap Annual 5 Year + 1.15%), 1.37%, 1/16/2023 (a) (d) (e) (f)	EUR	300,000	365,816

Faurecia SE

3.13%, 6/15/2026 (a)	EUR	600,000	743,838

2.38%, 6/15/2027 (a)	EUR	200,000	243,723

La Financiere Atalian SASU

4.00%, 5/15/2024 (a)	EUR	250,000	286,810

5.13%, 5/15/2025 (a)	EUR	100,000	117,373

Loxam SAS 2.88%, 4/15/2026 (a)	EUR	200,000	235,880

Orange SA

(EUR Swap Annual 5 Year + 2.36%), 2.37%, 1/15/2025 (a) (d) (e) (f)	EUR	200,000	251,868

(EUR Swap Annual 5 Year + 3.99%), 5.00%, 10/1/2026 (a) (d) (e) (f)	EUR	400,000	577,180

(EURIBOR ICE Swap Rate 5 Year + 2.18%), 1.75%, 12/19/2026 (a) (d) (e) (f)	EUR	200,000	245,568

Orano SA 3.13%, 3/20/2023 (a)	EUR	600,000	752,026

Parts Europe SA 6.50%, 7/16/2025 (a)	EUR	200,000	251,988

Quatrim SASU 5.88%, 1/15/2024 (a)	EUR	500,000	633,422

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)
Corporate Bonds — continued

France — continued

Renault SA 2.00%, 9/28/2026 (a)	EUR	700,000	839,771

Rexel SA 2.75%, 6/15/2026 (a)	EUR	500,000	615,401

Societe Generale SA

(USD ICE Swap Rate 5 Year + 5.87%), 8.00%, 9/29/2025 (c) (d) (e) (f)		200,000	235,066

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.51%), 5.38%, 11/18/2030 (c) (d) (e) (f)		1,325,000	1,354,826

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 3.65%, 7/8/2035 (c) (d)		200,000	206,865

SPIE SA

3.13%, 3/22/2024 (a)	EUR	200,000	252,169

2.63%, 6/18/2026 (a)	EUR	400,000	495,892

Tereos Finance Groupe I SA 4.13%, 6/16/2023 (a)	EUR	100,000	121,718

Total Capital International SA 3.13%, 5/29/2050		50,000	48,866

TOTAL SE

(EUR Swap Annual 5 Year + 3.78%), 3.87%, 5/18/2022 (a) (d) (e) (f)	EUR	100,000	125,213

(EUR Swap Annual 5 Year + 1.77%), 1.75%, 4/4/2024 (a) (d) (e) (f)	EUR	850,000	1,043,515

Valeo SA 3.25%, 1/22/2024 (a)	EUR	700,000	914,846

			21,805,761

Germany — 6.4%

Adler Pelzer Holding GmbH 4.13%, 4/1/2024 (a)	EUR	150,000	170,371

ADLER Real Estate AG

1.88%, 4/27/2023 (a)	EUR	500,000	605,537

2.13%, 2/6/2024 (a)	EUR	150,000	181,688

Bayer AG

1.13%, 1/6/2030 (a)	EUR	400,000	494,629

(EURIBOR ICE Swap Rate 5 Year + 2.65%), 2.37%, 11/12/2079 (a) (d)	EUR	700,000	849,245

Bayer Capital Corp. BV 2.13%, 12/15/2029 (a)	EUR	100,000	134,615

Bertelsmann SE & Co. KGaA

(EUR Swap Annual 5 Year + 2.64%), 3.00%, 4/23/2075 (a) (d)	EUR	200,000	247,878

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)

Germany — continued

CeramTec BondCo GmbH 5.25%, 12/15/2025 (a)	EUR	100,000	122,694

Cheplapharm Arzneimittel GmbH 4.38%, 1/15/2028 (a)	EUR	450,000	559,421

Commerzbank AG (EUR Swap Annual 5 Year + 6.74%), 6.50%, 10/9/2029 (a) (d) (e) (f)	EUR	200,000	269,664

Daimler AG 2.00%, 8/22/2026 (a)	EUR	700,000	923,231

Deutsche Bank AG

4.25%, 10/14/2021		100,000	102,208

(SOFR + 2.16%), 2.22%, 9/18/2024 (d)		1,075,000	1,106,242

Douglas GmbH 6.25%, 7/15/2022 (a)	EUR	200,000	238,280

IHO Verwaltungs GmbH

3.75% (cash), 9/15/2026 (a) (h)	EUR	125,000	153,452

3.88% (cash), 5/15/2027 (a) (h) (i)	EUR	400,000	498,112

K+S AG 2.63%, 4/6/2023 (a)	EUR	300,000	350,009

Nidda BondCo GmbH 5.00%, 9/30/2025 (a)	EUR	475,000	580,227

Nidda Healthcare Holding GmbH 3.50%, 9/30/2024 (a)	EUR	225,000	273,811

ProGroup AG 3.00%, 3/31/2026 (a)	EUR	200,000	243,153

Rebecca Bidco GmbH

5.75%, 7/15/2025 (c)	EUR	100,000	125,638

5.75%, 7/15/2025 (a)	EUR	100,000	125,638

Schaeffler AG

2.88%, 3/26/2027 (a)	EUR	250,000	322,375

3.38%, 10/12/2028 (a)	EUR	300,000	400,431

Techem Verwaltungsgesellschaft 674 mbH 6.00%, 7/30/2026 (a)	EUR	250,000	312,659

Techem Verwaltungsgesellschaft 675 mbH 2.00%, 7/15/2025 (a)	EUR	500,000	595,070

thyssenkrupp AG

1.38%, 3/3/2022 (a)	EUR	450,000	542,948

2.50%, 2/25/2025 (a)	EUR	100,000	123,128

Vertical Holdco GmbH

6.63%, 7/15/2028 (a)	EUR	300,000	384,611

Vertical Midco GmbH 4.38%, 7/15/2027 (a)	EUR	400,000	504,697

Volkswagen Bank GmbH 2.50%, 7/31/2026 (a)	EUR	200,000	266,548

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	87

JPMorgan International Bond Opportunities ETF

(formerly known as JPMorgan Global Bond Opportunities ETF)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)
Corporate Bonds — continued

Germany — continued

Volkswagen International Finance NV

(EUR Swap Annual 10 Year + 3.35%), 5.12%, 9/4/2023 (a) (d) (e) (f)	EUR	53,000	69,223

(EUR Swap Annual 5 Year + 3.75%), 3.50%, 6/17/2025 (a) (d) (e) (f)	EUR	200,000	251,562

(EUR Swap Annual 12 Year + 2.97%), 4.62%, 3/24/2026 (a) (d) (e) (f)	EUR	600,000	791,798

(EUR Swap Annual 10 Year + 3.98%), 4.62%, 6/27/2028 (a) (d) (e) (f)	EUR	200,000	267,854

3.25%, 11/18/2030 (a)	EUR	600,000	880,719

Vonovia Finance BV 2.25%, 4/7/2030 (a)	EUR	300,000	413,661

WEPA Hygieneprodukte GmbH 2.88%, 12/15/2027 (a)	EUR	250,000	305,408

ZF Europe Finance BV 2.00%, 2/23/2026 (a)	EUR	500,000	597,192

ZF Finance GmbH 3.75%, 9/21/2028 (a)	EUR	500,000	645,743

			16,031,370

Greece — 0.4%

Alpha Bank AE 2.50%, 2/5/2023 (a)	EUR	780,000	980,156

India — 0.1%

NTPC Ltd. 3.75%, 4/3/2024 (a)		200,000	211,875

Indonesia — 0.3%

Indonesia Asahan Aluminium Persero PT 5.45%, 5/15/2030 (c)		200,000	229,125

Pertamina Persero PT 3.65%, 7/30/2029 (c)		400,000	423,500

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.13%, 5/15/2027 (a)		200,000	216,187

			868,812

Ireland — 1.7%

AerCap Ireland Capital DAC 4.63%, 7/1/2022		330,000	345,526

AIB Group plc (EUR Swap Annual 5 Year + 2.15%), 1.87%, 11/19/2029 (a) (d)	EUR	750,000	910,469

Avolon Holdings Funding Ltd.

3.95%, 7/1/2024 (c)		126,000	131,946

2.13%, 2/21/2026 (c)		440,000	424,208

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)

Ireland — continued

4.25%, 4/15/2026 (c)		140,000	147,968

4.38%, 5/1/2026 (c)		60,000	63,655

CRH SMW Finance DAC 1.25%, 11/5/2026 (a)	EUR	200,000	254,783

eircom Finance DAC 3.50%, 5/15/2026 (a)	EUR	700,000	857,037

Smurfit Kappa Acquisitions ULC

2.38%, 2/1/2024 (a)	EUR	500,000	635,898

2.88%, 1/15/2026 (a)	EUR	400,000	533,295

			4,304,785

Israel — 0.2%

Leviathan Bond Ltd.

6.13%, 6/30/2025 (a)		200,000	218,250

6.50%, 6/30/2027 (a)		200,000	219,750

			438,000

Italy — 3.2%

Assicurazioni Generali SpA 2.43%, 7/14/2031 (a)	EUR	200,000	257,965

Atlantia SpA

1.63%, 2/3/2025 (a)	EUR	300,000	362,899

1.88%, 7/13/2027 (a)	EUR	100,000	120,858

Autostrade per l’Italia SpA

1.63%, 6/12/2023	EUR	200,000	243,631

1.75%, 2/1/2027 (a)	EUR	950,000	1,164,425

Enel Finance International NV 3.50%, 4/6/2028 (c)		200,000	220,191

Enel SpA Series 63.5, (EUR Swap Annual 5 Year + 2.58%), 3.37%, 8/24/2026 (a) (d) (e) (f)	EUR	800,000	1,062,876

Eni SpA 4.25%, 5/9/2029 (c)		250,000	285,382

Intesa Sanpaolo SpA 3.93%, 9/15/2026 (a)	EUR	150,000	203,543

Leonardo SpA 4.88%, 3/24/2025	EUR	700,000	965,668

Pro-Gest SpA 3.25%, 12/15/2024 (a)	EUR	100,000	114,369

Rossini SARL 6.75%, 10/30/2025 (a)	EUR	200,000	256,090

Saipem Finance International BV 2.63%, 1/7/2025 (a)	EUR	250,000	310,283

Telecom Italia SpA

3.63%, 1/19/2024 (a)	EUR	100,000	129,577

3.63%, 5/25/2026 (a)	EUR	825,000	1,099,105

2.38%, 10/12/2027 (a)	EUR	1,000,000	1,254,812

			8,051,674

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)
Corporate Bonds — continued

Japan — 0.7%

Sumitomo Mitsui Financial Group, Inc. 1.47%, 7/8/2025		460,000	467,187

Takeda Pharmaceutical Co. Ltd.

1.00%, 7/9/2029	EUR	600,000	744,535

3.03%, 7/9/2040		270,000	271,212

3.18%, 7/9/2050		200,000	195,009

			1,677,943

Kazakhstan — 0.2%

KazMunayGas National Co. JSC 5.75%, 4/19/2047 (a)		380,000	448,970

Kuwait — 0.1%

MEGlobal Canada ULC 5.00%, 5/18/2025 (c)		200,000	221,375

Luxembourg — 2.2%

Altice Finco SA 4.75%, 1/15/2028 (a)	EUR	400,000	464,410

Altice France Holding SA

8.00%, 5/15/2027 (a)	EUR	150,000	197,271

8.00%, 5/15/2027 (c)	EUR	123,000	161,762

ArcelorMittal SA 1.75%, 11/19/2025 (a)	EUR	525,000	660,087

ARD Finance SA

5.00% (cash), 6/30/2027 (a) (h) (i)	EUR	100,000	124,768

5.00% (cash), 6/30/2027 (c) (h)	EUR	100,000	124,769

INEOS Finance plc

3.38%, 3/31/2026 (a)	EUR	300,000	372,814

3.38%, 3/31/2026 (c)	EUR	147,000	182,679

Matterhorn Telecom SA

3.13%, 9/15/2026 (a)	EUR	225,000	268,310

3.13%, 9/15/2026 (c)	EUR	100,000	119,249

Monitchem HoldCo 3 SA 5.25%, 3/15/2025 (a)	EUR	200,000	247,343

PLT VII Finance SARL 4.63%, 1/5/2026 (a)	EUR	250,000	312,647

SES SA

(EUR Swap Annual 5 Year + 4.66%), 4.62%, 1/2/2022 (a) (d) (e) (f)	EUR	525,000	649,409

(EUR Swap Annual 5 Year + 5.40%), 5.63%, 1/29/2024 (a) (d) (e) (f)	EUR	200,000	264,114

1.63%, 3/22/2026 (a)	EUR	200,000	256,006

0.88%, 11/4/2027 (a)	EUR	450,000	555,274

Summer BC Holdco A SARL 9.25%, 10/31/2027 (a)	EUR	90,105	117,142

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)

Luxembourg — continued

Summer BC Holdco B SARL 5.75%, 10/31/2026 (a)	EUR	400,000	508,440

			5,586,494

Mexico — 0.8%

Banco Mercantil del Norte SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.04%), 6.87%, 7/6/2022 (c) (d) (e) (f)		200,000	206,500

BBVA Bancomer SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.65%), 5.12%, 1/18/2033 (c) (d)		200,000	210,125

Cemex SAB de CV 3.88%, 7/11/2031 (c)		377,000	376,253

Fomento Economico Mexicano SAB de CV 3.50%, 1/16/2050		150,000	152,700

Grupo Bimbo SAB de CV 4.00%, 9/6/2049 (c)		200,000	204,750

Petroleos Mexicanos

6.75%, 9/21/2047		525,000	459,506

6.95%, 1/28/2060		510,000	448,622

			2,058,456

Morocco — 0.1%

OCP SA 6.88%, 4/25/2044 (a)		200,000	244,938

Netherlands — 3.1%

ABN AMRO Bank NV

4.75%, 7/28/2025 (c)		200,000	226,302

(EUR Swap Annual 5 Year + 4.67%), 4.37%, 9/22/2025 (a) (d) (e) (f)	EUR	800,000	1,017,170

Cooperatieve Rabobank UA

(EUR Swap Annual 5 Year + 3.70%), 3.25%, 12/29/2026 (a) (d) (e) (f)	EUR	200,000	244,628

(EUR Swap Annual 5 Year + 4.68%), 4.37%, 6/29/2027 (a) (d) (e) (f)	EUR	600,000	796,245

ING Groep NV

(EUR Swap Annual 5 Year + 2.85%), 3.00%, 4/11/2028 (d)	EUR	400,000	508,692

(EUR Swap Annual 5 Year + 1.20%), 1.00%, 11/13/2030 (a) (d)	EUR	300,000	363,123

Nouryon Holding BV 6.50%, 10/1/2026 (a)	EUR	275,000	345,604

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	89

JPMorgan International Bond Opportunities ETF

(formerly known as JPMorgan Global Bond Opportunities ETF)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)
Corporate Bonds — continued

Netherlands — continued

OCI NV

3.13%, 11/1/2024 (a)	EUR	200,000	245,533

3.63%, 10/15/2025 (c)	EUR	118,000	148,246

Q-Park Holding I BV 2.00%, 3/1/2027 (a)	EUR	250,000	283,780

Sigma Holdco BV 5.75%, 5/15/2026 (a)	EUR	375,000	439,889

Sunshine Mid BV 6.50%, 5/15/2026 (a)	EUR	400,000	497,099

Trivium Packaging Finance BV 3.75%, 8/15/2026 (a) (b)	EUR	300,000	370,109

United Group BV 4.88%, 7/1/2024 (a)	EUR	200,000	245,533

UPC Holding BV 3.88%, 6/15/2029 (a)	EUR	400,000	490,463

UPCB Finance IV Ltd. 4.00%, 1/15/2027 (a)	EUR	180,000	221,269

Ziggo Bond Co. BV 3.38%, 2/28/2030 (a)	EUR	900,000	1,079,162

Ziggo BV 4.25%, 1/15/2027 (a)	EUR	160,000	200,384

			7,723,231

Peru — 0.1%

Southern Copper Corp. 5.88%, 4/23/2045		140,000	187,950

Portugal — 0.9%

EDP — Energias de Portugal SA

1.63%, 4/15/2027 (a)	EUR	500,000	648,153

(EUR Swap Annual 5 Year + 1.84%), 1.70%, 7/20/2080 (a) (d)	EUR	1,200,000	1,433,381

EDP Finance BV 2.38%, 3/23/2023 (a)	EUR	200,000	253,656

			2,335,190

Qatar — 0.1%

ABQ Finance Ltd. 3.50%, 2/22/2022 (a)		200,000	204,687

Saudi Arabia — 0.2%

Saudi Arabian Oil Co.

3.25%, 11/24/2050 (c)		223,000	204,547

3.50%, 11/24/2070 (c)		353,000	316,817

			521,364

Spain — 5.7%

Abertis Infraestructuras Finance BV (EUR Swap Annual 5 Year + 3.69%), 3.25%, 11/24/2025 (a) (d) (e) (f)	EUR	600,000	738,440

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)

Spain — continued

AI Candelaria Spain SLU 7.50%, 12/15/2028 (a)		250,000	284,375

Banco Bilbao Vizcaya Argentaria SA

(EUR Swap Annual 5 Year + 6.04%), 6.00%, 3/29/2024 (a) (d) (e) (f)	EUR	400,000	516,355

0.38%, 11/15/2026 (a)	EUR	300,000	364,031

Banco de Sabadell SA

1.13%, 3/27/2025 (a)	EUR	300,000	361,378

(EUR Swap Annual 1 Year + 0.97%), 0.62%, 11/7/2025 (a) (d)	EUR	300,000	362,652

Banco Santander SA 2.13%, 2/8/2028 (a)	EUR	200,000	257,540

Bankia SA (EUR Swap Annual 5 Year + 6.22%), 6.37%, 9/19/2023 (a) (d) (e) (f)	EUR	400,000	513,160

CaixaBank SA

(EUR Swap Annual 5 Year + 6.50%), 6.75%, 6/13/2024 (a) (d) (e) (f)	EUR	200,000	263,329

(EUR Swap Annual 5 Year + 3.35%), 3.50%, 2/15/2027 (a) (d)	EUR	1,100,000	1,363,531

Cellnex Telecom SA 2.88%, 4/18/2025 (a)	EUR	900,000	1,174,241

Cirsa Finance International SARL 4.75%, 5/22/2025 (a)	EUR	150,000	172,974

ContourGlobal Power Holdings SA

4.13%, 8/1/2025 (a)	EUR	400,000	495,262

3.13%, 1/1/2028 (c)	EUR	100,000	122,621

eDreams ODIGEO SA 5.50%, 9/1/2023 (a)	EUR	100,000	116,939

Ferrovial Emisiones SA 2.50%, 7/15/2024 (a)	EUR	200,000	260,721

Grifols SA

1.63%, 2/15/2025 (c)	EUR	100,000	120,655

2.25%, 11/15/2027 (c)	EUR	100,000	121,741

2.25%, 11/15/2027 (a)	EUR	600,000	730,445

Grupo Antolin-Irausa SA 3.25%, 4/30/2024 (a)	EUR	200,000	234,602

Iberdrola International BV

(EUR Swap Annual 5 Year + 2.06%), 2.62%, 3/26/2024 (a) (d) (e) (f)	EUR	800,000	1,014,614

(EUR Swap Annual 5 Year + 2.97%), 3.25%, 11/12/2024 (a) (d) (e) (f)	EUR	300,000	393,090

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)
Corporate Bonds — continued

Spain — continued

Lorca Telecom Bondco SA

4.00%, 9/18/2027 (a)	EUR	300,000	378,253

4.00%, 9/18/2027 (c)	EUR	116,000	146,258

Naturgy Finance BV

(EUR Swap Annual 9 Year + 3.08%), 3.37%, 4/24/2024 (a) (d) (e) (f)	EUR	200,000	253,376

Repsol International Finance BV

(EUR Swap Annual 10 Year + 4.20%), 4.50%, 3/25/2075 (a) (d)	EUR	700,000	920,581

Telefonica Emisiones SA 5.21%, 3/8/2047		150,000	181,404

Telefonica Europe BV

(EUR Swap Annual 5 Year + 2.33%), 2.62%, 3/7/2023 (a) (d) (e) (f)	EUR	200,000	245,361

Series NC5, (EUR Swap Annual 5 Year + 2.45%), 3.00%, 9/4/2023 (a) (d) (e) (f)	EUR	1,300,000	1,613,553

(EUR Swap Annual 8 Year + 2.97%), 3.87%, 6/22/2026 (a) (d) (e) (f)	EUR	400,000	514,954

			14,236,436

Sweden — 0.7%

Dometic Group AB 3.00%, 5/8/2026 (a)	EUR	150,000	189,098

Verisure Holding AB 3.88%, 7/15/2026 (a)	EUR	525,000	649,275

Verisure Midholding AB 5.25%, 2/15/2029 (c)	EUR	219,000	271,910

Volvo Car AB 2.00%, 1/24/2025 (a)	EUR	600,000	747,603

			1,857,886

Switzerland — 2.0%

Credit Suisse AG 2.95%, 4/9/2025		260,000	281,095

Credit Suisse Group AG

(USD Swap Semi 5 Year + 4.60%), 7.50%, 12/11/2023 (c) (d) (e) (f)		450,000	498,381

(EURIBOR ICE Swap Rate 1 Year + 3.50%), 3.25%, 4/2/2026 (a) (d)	EUR	200,000	269,990

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.89%), 5.25%, 2/11/2027 (c) (d) (e) (f)		200,000	212,500

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)

Switzerland — continued

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.55%), 4.50%, 9/3/2030 (c) (d) (e) (f)		450,000	439,313

(SOFR + 3.73%), 4.19%, 4/1/2031 (c) (d)		540,000	615,463

Dufry One BV 2.50%, 10/15/2024 (a)	EUR	100,000	115,973

Kongsberg Actuation Systems BV 5.00%, 7/15/2025 (a)	EUR	100,000	117,638

Swiss Re Finance UK plc (EUR Swap Annual 1 Year + 3.75%), 2.71%, 6/4/2052 (a) (d)	EUR	100,000	130,137

UBS Group AG

(EUR Swap Annual 5 Year + 5.29%), 5.75%, 2/19/2022 (a) (d) (e) (f)	EUR	600,000	750,394

(USD Swap Semi 5 Year + 4.87%), 7.00%, 2/19/2025 (a) (d) (e) (f)		200,000	229,000

(USD Swap Semi 5 Year + 4.59%), 6.87%, 8/7/2025 (a) (d) (e) (f)		200,000	226,000

(EUR Swap Annual 1 Year + 0.55%), 0.25%, 1/29/2026 (a) (d)	EUR	300,000	362,997

(EUR Swap Annual 1 Year + 0.77%), 0.25%, 11/5/2028 (a) (d)	EUR	300,000	356,999

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.09%, 2/11/2032 (c) (d)		280,000	274,510

			4,880,390

Taiwan — 0.1%

Competition Team Technologies Ltd. 3.75%, 3/12/2024 (a)		200,000	215,625

United Kingdom — 7.7%

Barclays plc

(EUR Swap Annual 1 Year + 3.70%), 3.37%, 4/2/2025 (a) (d)	EUR	250,000	330,110

(U.K. Government Bonds 5 Year Note Generic Bid Yield + 6.02%), 6.37%, 12/15/2025 (a) (d) (e) (f)	GBP	200,000	300,854

BAT Capital Corp.

4.70%, 4/2/2027		50,000	57,266

3.56%, 8/15/2027		520,000	564,726

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	91

JPMorgan International Bond Opportunities ETF

(formerly known as JPMorgan Global Bond Opportunities ETF)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)
Corporate bonds — continued

United Kingdom — continued

2.26%, 3/25/2028		440,000	440,069

4.39%, 8/15/2037		309,000	329,932

4.54%, 8/15/2047		90,000	92,321

Boparan Finance plc 7.63%, 11/30/2025 (c)	GBP	104,000	145,601

BP Capital Markets plc

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.04%), 4.38%, 6/22/2025 (d) (e) (f)		204,000	215,071

(EUR Swap Annual 5 Year + 3.88%), 3.25%, 3/22/2026 (a) (d) (e) (f)	EUR	600,000	763,746

1.64%, 6/26/2029 (a)	EUR	200,000	261,580

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%, 3/22/2030 (d) (e) (f)		94,000	100,909

British Telecommunications plc (EURIBOR ICE Swap Rate 5 Year + 2.13%), 1.87%, 8/18/2080 (a) (d)	EUR	100,000	119,030

Centrica plc 4.38%, 3/13/2029 (a)	GBP	200,000	331,493

CK Hutchison Group Telecom Finance SA 1.13%, 10/17/2028 (a)	EUR	850,000	1,059,616

EC Finance plc 2.38%, 11/15/2022 (a)	EUR	200,000	231,658

eG Global Finance plc 4.38%, 2/7/2025 (a)	EUR	400,000	474,147

FCE Bank plc 1.13%, 2/10/2022 (a)	EUR	300,000	362,573

Heathrow Funding Ltd.

6.75%, 12/3/2026 (a)	GBP	200,000	349,645

1.50%, 2/11/2030 (a)	EUR	300,000	370,130

1.88%, 3/14/2034 (a)	EUR	250,000	311,859

HSBC Holdings plc

(SOFR + 1.54%), 1.64%, 4/18/2026 (d)		490,000	495,515

5.75%, 12/20/2027 (a)	GBP	200,000	342,265

(ICE LIBOR USD 3 Month + 1.61%), 3.97%, 5/22/2030 (d)		250,000	279,379

Iceland Bondco plc 4.63%, 3/15/2025 (a)	GBP	300,000	415,600

INEOS Quattro Finance 2 plc 2.50%, 1/15/2026 (c)	EUR	200,000	240,827

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)

United Kingdom — continued

Jaguar Land Rover Automotive plc 4.50%, 1/15/2026 (a)	EUR	200,000	243,892

Lloyds Banking Group plc 4.58%, 12/10/2025		200,000	226,379

Motion Finco SARL 7.00%, 5/15/2025 (a)	EUR	150,000	191,125

Nationwide Building Society (U.K. Government Bonds 5 Year Note Generic Bid Yield + 5.63%), 5.75%, 6/20/2027 (a) (d) (e) (f)	GBP	750,000	1,159,672

Natwest Group plc

(USD Swap Semi 5 Year + 7.60%), 8.62%, 8/15/2021 (d) (e) (f)		200,000	206,500

(ICE LIBOR USD 3 Month + 1.48%), 3.50%, 5/15/2023 (d)		235,000	243,203

(ICE LIBOR USD 3 Month + 1.76%), 4.27%, 3/22/2025 (d)		780,000	855,216

(EURIBOR 3 Month + 1.08%), 0.75%, 11/15/2025 (a) (d)	EUR	400,000	490,599

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.63%), 6.00%, 12/29/2025 (d) (e) (f)		322,000	356,615

(U.K. Government Bonds 5 Year Note Generic Bid Yield + 4.99%), 5.12%, 5/12/2027 (d) (e) (f)	GBP	449,000	655,260

Pinnacle Bidco plc 5.50%, 2/15/2025 (a)	EUR	200,000	244,869

Rolls-Royce plc 0.88%, 5/9/2024 (a)	EUR	400,000	457,242

Sky Ltd.

1.50%, 9/15/2021 (a)	EUR	200,000	243,734

2.25%, 11/17/2025 (a)	EUR	200,000	266,615

Standard Chartered plc

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.66%), 6.00%, 7/26/2025 (c) (d) (e) (f)		200,000	217,560

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.85%), 4.64%, 4/1/2031 (c) (d)		680,000	792,614

Synthomer plc 3.88%, 7/1/2025 (a)	EUR	200,000	249,997

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)
Corporate Bonds — continued

United Kingdom — continued

Virgin Media Finance plc 3.75%, 7/15/2030 (a)	EUR	525,000	636,431

Vodafone Group plc

5.25%, 5/30/2048		180,000	233,374

4.88%, 6/19/2049		121,000	148,569

4.25%, 9/17/2050		90,000	100,935

(EUR Swap Annual 5 Year + 3.43%), 4.20%, 10/3/2078 (a) (d)	EUR	700,000	951,425

(EUR Swap Annual 5 Year + 2.67%), 3.10%, 1/3/2079 (a) (d)	EUR	300,000	375,991

Series NC10, (EUR Swap Annual 5 Year + 3.23%), 3.00%, 8/27/2080 (a) (d)	EUR	625,000	771,061

			19,304,800

United States — 4.2%

Adient Global Holdings Ltd. 3.50%, 8/15/2024 (a)	EUR	200,000	245,557

AES Corp. (The) 2.45%, 1/15/2031 (c)		110,000	108,052

Albertsons Cos., Inc. 5.75%, 3/15/2025		4,000	4,125

Alexander Funding Trust 1.84%, 11/15/2023 (c)		70,000	71,158

Ardagh Packaging Finance plc 2.13%, 8/15/2026 (c)	EUR	100,000	121,596

AT&T, Inc. 3.55%, 9/15/2055 (c)		88,000	80,796

Berry Global, Inc. 5.13%, 7/15/2023		6,000	6,098

Broadcom, Inc.

2.45%, 2/15/2031 (c)		760,000	738,070

3.50%, 2/15/2041 (c)		105,000	104,638

3.75%, 2/15/2051 (c)		233,000	229,748

CCO Holdings LLC 5.13%, 5/1/2027 (c)		140,000	146,664

CenterPoint Energy, Inc. 2.95%, 3/1/2030		280,000	293,716

Charles Schwab Corp. (The) Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 3.08%), 4.00%, 12/1/2030 (d) (e) (f)		320,000	321,200

Citigroup, Inc.

Series M, (ICE LIBOR USD 3 Month + 3.42%), 6.30%, 5/15/2024 (d) (e) (f)		18,000	19,013

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)

United States — continued

Series V, (SOFR + 3.23%), 4.70%, 1/30/2025 (d) (e) (f)		170,000	171,734

Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (d) (e) (f)		155,000	168,175

Series W, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.60%), 4.00%, 12/10/2025 (d) (e) (f)		160,000	161,597

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.42%), 3.88%, 2/18/2026 (d) (e) (f)		550,000	547,250

Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (d) (e) (f)		200,000	228,060

Constellium SE 4.25%, 2/15/2026 (a)	EUR	100,000	122,947

Diebold Nixdorf Dutch Holding BV 9.00%, 7/15/2025 (a)	EUR	250,000	333,324

Ford Motor Credit Co. LLC 3.25%, 9/15/2025	EUR	150,000	191,663

GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035		245,000	279,799

General Electric Co. 1.50%, 5/17/2029	EUR	100,000	127,351

General Motors Co. 6.13%, 10/1/2025		21,000	25,000

General Motors Financial Co., Inc.

3.95%, 4/13/2024		40,000	43,468

2.75%, 6/20/2025		39,000	41,044

Gilead Sciences, Inc.

1.65%, 10/1/2030		110,000	105,771

2.60%, 10/1/2040		160,000	151,586

2.80%, 10/1/2050		85,000	78,478

Gray Oak Pipeline LLC 2.60%, 10/15/2025 (c)		50,000	51,133

Gulfport Energy Corp. 6.00%, 10/15/2024 (j)		78,000	71,468

HCA, Inc. 5.25%, 6/15/2049		240,000	300,975

Hyundai Capital America 3.50%, 11/2/2026 (a)		150,000	162,469

International Game Technology plc

3.50%, 6/15/2026 (a)	EUR	300,000	367,394

2.38%, 4/15/2028 (a)	EUR	250,000	292,242

IQVIA, Inc. 2.25%, 1/15/2028 (a)	EUR	150,000	181,453

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	93

JPMorgan International Bond Opportunities ETF

(formerly known as JPMorgan Global Bond Opportunities ETF)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)
Corporate Bonds — continued

United States — continued

LKQ European Holdings BV 3.63%, 4/1/2026 (a)	EUR	200,000	244,930

Lkq Italia Bondco Di Lkq Italia Bondco Gp SRL E C SAPA 3.88%, 4/1/2024 (a)	EUR	200,000	259,086

Morgan Stanley

Series J, (ICE LIBOR USD 3 Month + 3.81%), 4.05%, 4/15/2021 (d) (e) (f)		321,000	321,193

(EURIBOR 3 Month + 0.83%), 1.34%, 10/23/2026 (d)	EUR	200,000	253,265

(SOFR + 1.43%), 2.80%, 1/25/2052 (d)		100,000	95,203

Netflix, Inc.

3.63%, 5/15/2027	EUR	100,000	137,698

3.88%, 11/15/2029 (a)	EUR	450,000	646,433

Nielsen Finance LLC 5.00%, 4/15/2022 (c)		14,000	14,036

Pacific Gas and Electric Co. 3.30%, 3/15/2027		366,000	389,674

Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (c)		9,000	9,675

Silgan Holdings, Inc. 3.25%, 3/15/2025	EUR	300,000	363,956

Stellantis NV 4.50%, 7/7/2028 (a)	EUR	100,000	149,100

Transocean, Inc. 11.50%, 1/30/2027 (c)		25,000	20,493

UGI International LLC 3.25%, 11/1/2025 (a)	EUR	250,000	307,791

Upjohn Finance BV 1.91%, 6/23/2032 (a)	EUR	150,000	193,579

Wells Fargo & Co. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.45%), 3.90%, 3/15/2026 (d) (e) (f)		340,000	338,691

			10,439,615

Total Corporate Bonds (Cost $132,517,521)			136,008,665

Foreign Government Securities — 31.6%

Angola — 0.1%

Republic of Angola 8.00%, 11/26/2029 (a)		210,000	204,488

Australia — 5.2%

Commonwealth of Australia

5.50%, 4/21/2023 (a)	AUD	13,142,000	11,274,623

3.00%, 3/21/2047 (a)	AUD	2,140,000	1,697,184

			12,971,807

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)

Bahrain — 0.4%

Kingdom of Bahrain

5.45%, 9/16/2032 (c)		289,000	287,194

6.00%, 9/19/2044 (a)		335,000	320,658

7.50%, 9/20/2047 (a)		260,000	279,500

			887,352

Canada — 2.1%

Canada Government Bond 0.50%, 9/1/2025	CAD	6,758,000	5,217,669

China — 2.0%

People’s Republic of China 3.27%, 11/19/2030	CNY	32,000,000	4,928,172

Colombia — 0.6%

Republic of Colombia

3.13%, 4/15/2031		210,000	208,031

5.00%, 6/15/2045		200,000	215,313

4.13%, 5/15/2051		200,000	191,625

Titulos de Tesoreria 7.00%, 6/30/2032	COP	3,125,400,000	899,236

			1,514,205

Czech Republic — 0.3%

Czech Republic 2.00%, 10/13/2033	CZK	18,250,000	865,562

Dominican Republic — 0.5%

Dominican Republic Government Bond

9.75%, 6/5/2026 (c)	DOP	14,000,000	259,908

4.88%, 9/23/2032 (c)		240,000	243,300

5.30%, 1/21/2041 (c)		165,000	161,391

6.40%, 6/5/2049 (a)		184,000	194,005

5.88%, 1/30/2060 (c)		414,000	400,545

			1,259,149

Egypt — 0.6%

Arab Republic of Egypt

5.75%, 5/29/2024 (c)		200,000	211,313

7.60%, 3/1/2029 (c)		280,000	308,175

5.88%, 2/16/2031 (c)		386,000	369,595

7.05%, 1/15/2032 (c)		230,000	238,438

8.70%, 3/1/2049 (a)		300,000	316,031

			1,443,552

El Salvador — 0.2%

Republic of El Salvador

7.75%, 1/24/2023 (a)		22,000	22,247

5.88%, 1/30/2025 (a)		195,000	189,394

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)
Foreign Government Securities — continued

El Salvador — continued

6.38%, 1/18/2027 (a)		195,000	190,369

7.12%, 1/20/2050 (c)		227,000	209,975

			611,985

Ethiopia — 0.2%

Federal Democratic Republic of Ethiopia 6.63%, 12/11/2024 (a)		400,000	371,500

Ghana — 0.2%

Republic of Ghana

7.63%, 5/16/2029 (a)		320,000	333,600

8.63%, 6/16/2049 (a)		220,000	212,506

			546,106

Hungary — 0.4%

Hungary Government Bond

1.00%, 11/26/2025	HUF	72,850,000	233,409

2.25%, 4/20/2033	HUF	173,440,000	552,411

7.63%, 3/29/2041		150,000	249,187

			1,035,007

Indonesia — 1.2%

Republic of Indonesia

7.00%, 9/15/2030	IDR	4,152,000,000	295,933

6.50%, 2/15/2031	IDR	13,887,000,000	959,515

8.38%, 3/15/2034	IDR	720,000,000	54,762

7.50%, 4/15/2040	IDR	24,102,000,000	1,722,176

			3,032,386

Israel — 0.2%

State of Israel Government Bond 3.38%, 1/15/2050		570,000	571,781

Italy — 3.4%

Buoni Poliennali del Tesoro

1.45%, 3/1/2036 (a)	EUR	2,300,000	2,902,607

1.80%, 3/1/2041 (a)	EUR	250,000	322,212

2.45%, 9/1/2050 (a)	EUR	480,000	688,850

Italian Republic Government Bond

2.38%, 10/17/2024		3,295,000	3,448,160

2.88%, 10/17/2029		1,135,000	1,164,414

			8,526,243

Ivory Coast — 0.4%

Republic of Cote d’Ivoire

6.38%, 3/3/2028 (a)		270,000	299,531

6.88%, 10/17/2040 (c)	EUR	460,000	603,057

			902,588

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)

Jamaica — 0.1%

Jamaica Government Bond 7.88%, 7/28/2045		200,000	277,000

Jordan — 0.4%

Hashemite Kingdom of Jordan

6.13%, 1/29/2026 (a)		200,000	217,875

5.85%, 7/7/2030 (c)		440,000	466,400

7.38%, 10/10/2047 (a)		210,000	229,359

			913,634

Kazakhstan — 0.2%

Republic of Kazakhstan 1.50%, 9/30/2034 (c)	EUR	370,000	445,307

Kenya — 0.2%

Republic of Kenya 6.88%, 6/24/2024 (a)		400,000	442,875

Lebanon — 0.0% (k)

Lebanese Republic

6.65%, 4/22/2024 (a) (j)		227,000	29,013

6.65%, 11/3/2028 (a) (j)		226,000	28,815

			57,828

Malaysia — 0.4%

Malaysia Government Bond 3.83%, 7/5/2034	MYR	3,920,000	967,044

Mexico — 1.4%

Mex Bonos Desarr Fix Rt

Series M 20, 8.50%, 5/31/2029	MXN	17,000,000	948,942

7.75%, 5/29/2031	MXN	8,780,000	467,543

7.75%, 11/23/2034	MXN	19,800,000	1,041,946

United Mexican States

3.77%, 5/24/2061		392,000	343,368

3.75%, 4/19/2071		853,000	727,982

			3,529,781

Morocco — 0.4%

Kingdom of Morocco

1.50%, 11/27/2031 (c)	EUR	180,000	208,085

3.00%, 12/15/2032 (c)		200,000	193,250

5.50%, 12/11/2042 (a)		320,000	367,800

4.00%, 12/15/2050 (c)		200,000	186,500

			955,635

New Zealand — 1.3%

New Zealand Government Bond

4.50%, 4/15/2027 (a)	NZD	952,000	818,012

2.75%, 4/15/2037 (a)	NZD	3,201,000	2,395,846

			3,213,858

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	95

JPMorgan International Bond Opportunities ETF

(formerly known as JPMorgan Global Bond Opportunities ETF)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)
Foreign Government Securities — continued

Nigeria — 0.3%

Federal Republic of Nigeria

7.63%, 11/21/2025 (a)		300,000	343,688

7.63%, 11/28/2047 (a)		400,000	407,500

			751,188

Panama — 0.2%

Republic of Panama

4.50%, 4/1/2056		200,000	219,937

3.87%, 7/23/2060		400,000	394,250

			614,187

Paraguay — 0.2%

Republic of Paraguay 5.00%, 4/15/2026 (a)		420,000	471,319

Peru — 0.1%

Bonos de la Tesoreria 5.40%, 8/12/2034	PEN	842,000	239,685

Philippines — 0.1%

Republic of Philippines 2.95%, 5/5/2045		330,000	313,294

Poland — 0.8%

Republic of Poland 1.25%, 10/25/2030	PLN	7,595,000	1,962,418

Portugal — 1.4%

Portuguese Republic 5.13%, 10/15/2024 (a)		2,980,000	3,424,854

Qatar — 0.2%

State of Qatar

5.10%, 4/23/2048 (a)		245,000	310,920

4.40%, 4/16/2050 (c)		200,000	234,250

			545,170

Romania — 0.7%

Romania Government Bond

4.15%, 10/24/2030	RON	4,250,000	1,101,076

2.63%, 12/2/2040 (c)	EUR	148,000	176,114

4.63%, 4/3/2049 (c)	EUR	276,000	421,463

			1,698,653

Russia — 0.8%

Russian Federation

6.00%, 10/6/2027	RUB	13,330,000	174,580

7.65%, 4/10/2030	RUB	65,710,000	939,100

7.25%, 5/10/2034	RUB	21,393,000	293,991

7.70%, 3/16/2039	RUB	11,860,000	169,846

5.88%, 9/16/2043 (a)		400,000	523,000

			2,100,517

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)

Saudi Arabia — 0.1%

Kingdom of Saudi Arabia 3.45%, 2/2/2061 (c)		259,000	240,384

Senegal — 0.3%

Republic of Senegal

6.25%, 5/23/2033 (a)		400,000	424,375

6.75%, 3/13/2048 (a)		260,000	265,038

			689,413

Serbia — 0.3%

Republic of Serbia

1.50%, 6/26/2029 (c)	EUR	410,000	494,067

1.65%, 3/3/2033 (c)	EUR	316,000	368,497

			862,564

South Africa — 1.4%

Republic of South Africa

Series R213, 7.00%, 2/28/2031	ZAR	21,130,000	1,177,816

8.88%, 2/28/2035	ZAR	33,080,000	1,947,088

Series 2037, 8.50%, 1/31/2037	ZAR	3,273,449	181,723

6.25%, 3/8/2041		100,000	100,938

5.75%, 9/30/2049		200,000	183,375

			3,590,940

Ukraine — 0.3%

Ukraine Government Bond

7.75%, 9/1/2026 (a)		560,000	604,975

7.38%, 9/25/2032 (a)		230,000	235,463

			840,438

United Arab Emirates — 0.2%

United Arab Emirates Government Bond 4.00%, 7/28/2050 (c)		400,000	368,000

United Kingdom — 1.7%

United Kingdom of Great Britain and Northern Ireland 3.75%, 9/7/2021 (a)	GBP	2,938,092	4,173,637

Uruguay — 0.1%

Oriental Republic of Uruguay 5.10%, 6/18/2050		250,000	308,438

Total Foreign Government Securities (Cost $79,990,528)			78,887,613

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Asset-Backed Securities — 2.6%

United States — 2.6%

Accelerated Assets LLC Series 2018-1, Class C, 6.65%, 12/2/2033 ‡ (c)	166,886	176,092

Business Jet Securities LLC Series 2018-2, Class C, 6.66%, 6/15/2033 (c)	77,949	78,320

Chase Funding Trust Series 2003-6, Class 1A7, 5.28%, 11/25/2034 ‡ (b)	96,039	101,093

Conn’s Receivables Funding LLC Series 2019-A, Class B, 4.36%, 10/16/2023 ‡ (c)	36,989	37,170

Credit Acceptance Auto Loan Trust

Series 2018-1A, Class C, 3.77%, 6/15/2027 (c)	250,000	252,754

Series 2018-3A, Class B, 3.89%, 10/15/2027 (c)	250,000	255,967

Credit-Based Asset Servicing & Securitization LLC Series 2004-CB5, Class M1, 0.73%, 1/25/2034 ‡ (i)	101,306	98,865

Drive Auto Receivables Trust

Series 2018-3, Class D, 4.30%, 9/16/2024	256,000	263,663

Series 2018-4, Class C, 3.66%, 11/15/2024	74,542	74,982

DT Auto Owner Trust

Series 2018-3A, Class C, 3.79%, 7/15/2024 (c)	211,220	213,346

Series 2019-1A, Class D, 3.87%, 11/15/2024 (c)	65,000	67,428

Series 2019-1A, Class E, 4.94%, 2/17/2026 (c)	100,000	105,292

Exeter Automobile Receivables Trust

Series 2016-3A, Class D, 6.40%, 7/17/2023 (c)	350,000	355,512

Series 2018-3A, Class D, 4.35%, 6/17/2024 (c)	210,000	218,024

Flagship Credit Auto Trust

Series 2018-3, Class A, 3.07%, 2/15/2023 (c)	12,235	12,262

Series 2017-4, Class D, 3.58%, 1/15/2024 (c)	280,000	287,993

Series 2017-2, Class E, 5.55%, 7/15/2024 (c)	380,000	393,780

GLS Auto Receivables Issuer Trust Series 2019-2A, Class B, 3.32%, 3/15/2024 (c)	200,000	204,339

Lendmark Funding Trust Series 2019-2A, Class C, 3.72%, 4/20/2028 ‡ (c)	580,000	590,882

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

United States — continued

Marlette Funding Trust

Series 2018-1A, Class C, 3.69%, 3/15/2028 (c)	6,248	6,255

Series 2018-2A, Class C, 4.37%, 7/17/2028 (c)	214,271	216,989

MFA LLC Series 2018-NPL2, Class A1, 4.16%, 7/25/2048 ‡ (b) (c)	87,273	87,503

Morgan Stanley ABS Capital I, Inc. Trust Series 2004-NC8, Class B1, 2.74%, 9/25/2034 ‡ (i)	103,909	106,456

OneMain Direct Auto Receivables Trust

Series 2018-1A, Class B, 3.71%, 4/14/2025 (c)	100,000	101,819

Series 2018-1A, Class D, 4.40%, 1/14/2028 (c)	160,000	163,419

Onemain Financial Issuance Trust Series 2018-1A, Class D, 4.08%, 3/14/2029 ‡ (c)	100,000	103,424

PNMAC GMSR Issuer Trust Series 2018-GT2, Class A, 2.77%, 8/25/2025 (c) (i)	210,000	208,952

Progress Residential Trust Series 2018-SFR3, Class E, 4.87%, 10/17/2035 ‡ (c)	262,000	267,497

Santander Revolving Auto Loan Trust

Series 2019-A, Class C, 3.00%, 1/26/2032 (c)	150,000	157,940

Series 2019-A, Class D, 3.45%, 1/26/2032 (c)	650,000	683,476

Structured Asset Investment Loan Trust

Series 2004-8, Class M3, 1.09%, 9/25/2034 ‡ (i)	65,768	65,419

Series 2005-HE3, Class M1, 0.84%, 9/25/2035 ‡ (i)	65,689	65,477

Tricolor Auto Securitization Trust Series 2018-2A, Class C, 5.75%, 5/16/2022 (c)	191,135	191,281

Westlake Automobile Receivables Trust Series 2018-2A, Class E, 4.86%, 1/16/2024 (c)	310,000	321,872

Total Asset-Backed Securities (Cost $6,370,085)		6,535,543

Commercial Mortgage-Backed Securities — 2.5%

United States — 2.5%

BAMLL Re-REMIC Trust Series 2014-FRR4, Class BK29, PO, 4/27/2023 (c)	400,000	372,346

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	97

JPMorgan International Bond Opportunities ETF

(formerly known as JPMorgan Global Bond Opportunities ETF)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Commercial Mortgage-Backed Securities — continued

United States — continued

Banc of America Commercial Mortgage Trust Series 2007-5, Class AJ, 5.82%, 2/10/2051 (i)	333,325	348,198

BANK

Series 2019-BN16, Class C, 4.79%, 2/15/2052 ‡ (i)	23,000	25,661

Series 2018-BN10, Class C, 4.16%, 2/15/2061 ‡ (i)	70,000	74,812

Series 2018-BN13, Class C, 4.56%, 8/15/2061 ‡ (i)	118,000	129,907

Benchmark Mortgage Trust Series 2019-B11, Class C, 3.75%, 5/15/2052 ‡ (i)	315,000	326,597

CCUBS Commercial Mortgage Trust Series 2017-C1, Class C, 4.39%, 11/15/2050 ‡ (i)	28,000	30,342

CD Mortgage Trust Series 2016-CD2, Class C, 4.02%, 11/10/2049 ‡ (i)	21,000	21,656

Citigroup Commercial Mortgage Trust

Series 2014-GC23, Class C, 4.43%, 7/10/2047 ‡ (i)	21,000	22,680

Series 2015-P1, Class D, 3.23%, 9/15/2048 ‡ (c)	205,000	173,838

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K033, Class X1, IO, 0.29%, 7/25/2023 (i)	3,828,613	23,930

Series K739, Class X1, IO, 1.29%, 9/25/2027 (i)	2,199,752	156,971

Series K078, Class X3, IO, 2.21%, 10/25/2028 (i)	1,820,000	257,499

Series K153, Class X3, IO, 3.77%, 4/25/2035 (i)	340,000	109,150

Series K036, Class X3, IO, 2.11%, 12/25/2041 (i)	2,640,000	143,514

Series K720, Class X3, IO, 1.33%, 8/25/2042 (i)	6,800,000	101,657

Series K041, Class X3, IO, 1.64%, 11/25/2042 (i)	3,470,000	191,309

Series K718, Class X3, IO, 1.43%, 2/25/2043 (i)	10,025,000	98,995

Series K054, Class X3, IO, 1.60%, 4/25/2043 (i)	1,365,000	97,531

Series K050, Class X3, IO, 1.55%, 10/25/2043 (i)	1,010,000	64,925

Series K051, Class X3, IO, 1.61%, 10/25/2043 (i)	1,395,000	93,984

Series K052, Class X3, IO, 1.61%, 1/25/2044 (i)	750,000	52,560

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

United States — continued

Series K726, Class X3, IO, 2.13%, 7/25/2044 (i)	2,890,000	175,829

Series K067, Class X3, IO, 2.11%, 9/25/2044 (i)	1,385,000	167,096

Series K072, Class X3, IO, 2.14%, 12/25/2045 (i)	400,000	50,960

Series K089, Class X3, IO, 2.30%, 1/25/2046 (i)	850,000	135,225

Series K088, Class X3, IO, 2.35%, 2/25/2047 (i)	980,000	159,426

FREMF Series 2018-KF46, Class B, 2.07%, 3/25/2028 (c) (i)	440,653	433,897

FREMF Mortgage Trust

Series 2017-KF31, Class B, 3.02%, 4/25/2024 (c) (i)	38,243	37,804

Series 2017-KF36, Class B, 2.77%, 8/25/2024 (c) (i)	43,878	43,878

Series 2017-KF38, Class B, 2.62%, 9/25/2024 (c) (i)	43,640	43,640

Series 2018-KF47, Class B, 2.12%, 5/25/2025 (c) (i)	21,693	21,268

Series 2018-KF49, Class B, 2.02%, 6/25/2025 (c) (i)	224,335	222,546

Series 2017-K728, Class B, 3.65%, 11/25/2050 (c) (i)	190,000	203,738

Series 2017-K728, Class C, 3.65%, 11/25/2050 (c) (i)	105,000	111,122

GNMA Series 2017-23, IO, 0.68%, 5/16/2059 (i)	456,385	21,132

GS Mortgage Securities Trust

Series 2012-GCJ9, Class D, 4.74%, 11/10/2045 ‡ (c) (i)	320,000	311,699

Series 2015-GC30, Class C, 4.08%, 5/10/2050 ‡ (i)	36,000	37,557

JPMBB Commercial Mortgage Securities Trust

Series 2015-C30, Class C, 4.27%, 7/15/2048 (i)	62,000	66,449

Series 2015-C31, Class C, 4.62%, 8/15/2048 ‡ (i)	23,000	24,476

JPMDB Commercial Mortgage Securities Trust Series 2017-C7, Class C, 4.18%, 10/15/2050 ‡ (i)	39,000	42,007

JPMorgan Chase Commercial Mortgage Securities Trust Series 2016-JP4, Class C, 3.42%, 12/15/2049 ‡ (i)	28,000	27,764

LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 6.06%, 7/15/2044 (i)	18,848	18,611

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)
Commercial Mortgage-Backed Securities — continued

United States — continued

LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 ‡ (i)		228,659	132,258

Morgan Stanley Bank of America Merrill Lynch Trust

Series 2014-C14, Class C, 5.05%, 2/15/2047 ‡ (i)		21,000	22,700

Series 2015-C24, Class C, 4.34%, 5/15/2048 ‡ (i)		36,000	37,290

Morgan Stanley Capital I Trust

Series 2005-HQ7, Class E, (8.71)%, 11/14/2042 ‡ (i)		44,417	43,898

Series 2015-MS1, Class B, 4.03%, 5/15/2048 ‡ (i)		28,000	30,239

Series 2020-L4, Class C, 3.54%, 2/15/2053 ‡ (i)		113,000	115,662

UBS Commercial Mortgage Trust Series 2017-C7, Class B, 4.29%, 12/15/2050 ‡ (i)		106,000	117,723

Velocity Commercial Capital Loan Trust

Series 2018-2, Class A, 4.05%, 10/26/2048 (c) (i)		176,171	184,986

Series 2019-1, Class M1, 3.94%, 3/25/2049 ‡ (c) (i)		194,216	202,036

Wells Fargo Commercial Mortgage Trust

Series 2016-C35, Class C, 4.18%, 7/15/2048 ‡ (i)		23,000	22,682

Series 2019-C49, Class C, 4.87%, 3/15/2052 ‡ (i)		59,000	66,656

Total Commercial Mortgage-Backed Securities (Cost $6,222,136)			6,250,316

Collateralized Mortgage Obligations — 2.1%

European Union — 0.1%

Ampbev 2.00%, 9/30/2028 (g)	EUR	175,000	211,146

United Kingdom — 0.1%

Brass NO 8 plc Series 8A, Class A1, 0.89%, 11/16/2066 (c) (i)		133,732	134,461

Lanark Master Issuer plc Series 2019-1A, Class 1A1, 0.95%, 12/22/2069 (c) (i)		113,333	113,554

			248,015

United States — 1.9%

Alternative Loan Trust

Series 2004-25CB, Class A1, 6.00%, 12/25/2034		131,396	132,983

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

United States — continued

Series 2005-6CB, Class 1A6, 5.50%, 4/25/2035	80,095	80,170

Series 2005-80CB, Class 5A1, 6.00%, 2/25/2036	104,546	106,561

Series 2007-2CB, Class 1A6, 5.75%, 3/25/2037	147,573	114,970

Antler Mortgage Trust Series 2019-RTL1, Class A2, 4.95%, 8/25/2022 (c) (i)	600,000	611,495

Chase Mortgage Finance Trust Series 2007-A1, Class 1A5, 2.87%, 2/25/2037 (i)	22,377	22,585

CHL Mortgage Pass-Through Trust Series 2007-16, Class A1, 6.50%, 10/25/2037	55,991	41,107

COLT Mortgage Loan Trust Series 2019-4, Class A1, 2.58%, 11/25/2049 (c) (i)	100,715	101,756

Deephaven Residential Mortgage Trust Series 2020-1, Class A1, 2.34%, 1/25/2060 (c) (i)	116,818	118,283

FHLMC Structured Agency Credit Risk Debt Notes Series 2018-HQA1, Class M2, 2.42%, 9/25/2030 (i)	47,104	47,219

FHLMC, REMIC

Series 2916, Class S, IF, IO, 7.14%, 1/15/2035 (i)	1,856,288	380,641

Series 4305, Class SK, IF, IO, 6.49%, 2/15/2044 (i)	631,527	127,297

Series 4689, Class SD, IF, IO, 6.04%, 6/15/2047 (i)	468,678	100,122

Series 4714, Class SA, IF, IO, 6.04%, 8/15/2047 (i)	370,707	78,869

Series 5022, IO, 3.00%, 9/25/2050	582,893	90,026

Series 5023, Class MI, IO, 3.00%, 10/25/2050	967,030	168,385

Series 4839, Class WS, IF, IO, 5.99%, 8/15/2056 (i)	2,588,393	610,993

FNMA, Connecticut Avenue Securities

Series 2015-C03, Class 2M2, 5.13%, 7/25/2025 (i)	66,147	67,460

Series 2016-C06, Class 1M2, 4.37%, 4/25/2029 (i)	44,347	46,154

Series 2018-C05, Class 1M2, 2.47%, 1/25/2031 (i)	7,831	7,831

Series 2018-C06, Class 1M2, 2.12%, 3/25/2031 (i)	72,896	73,021

Series 2018-C06, Class 2M2, 2.22%, 3/25/2031 (i)	20,595	20,550

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	99

JPMorgan International Bond Opportunities ETF

(formerly known as JPMorgan Global Bond Opportunities ETF)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Collateralized Mortgage Obligations — continued

United States — continued

FNMA, REMIC

Series 2010-57, Class ID, IO, 4.00%, 6/25/2025	170,900	4,560

Series 2012-146, Class AI, IO, 3.00%, 1/25/2028	1,313,944	80,630

Series 2016-68, Class BI, IO, 3.00%, 10/25/2031	835,798	73,018

Series 2012-93, Class SE, IF, IO, 5.98%, 9/25/2042 (i)	124,310	26,242

Series 2012-124, Class UI, IO, 4.00%, 11/25/2042	139,074	18,418

Series 2012-133, Class NS, IF, IO, 6.03%, 12/25/2042 (i)	227,529	48,246

Series 2015-40, Class LS, IF, IO, 6.05%, 6/25/2045 (i)	330,688	62,184

Series 2016-75, Class SC, IF, IO, 5.98%, 10/25/2046 (i)	755,470	153,736

Series 2017-31, Class SG, IF, IO, 5.98%, 5/25/2047 (i)	1,212,265	231,263

Series 2017-39, Class ST, IF, IO, 5.98%, 5/25/2047 (i)	353,969	72,087

Series 2017-69, Class SH, IF, IO, 6.08%, 9/25/2047 (i)	527,343	115,436

Series 2019-42, Class SK, IF, IO, 5.93%, 8/25/2049 (i)	930,062	185,243

FNMA, STRIPS Series 409, Class 27, IO, 4.00%, 4/25/2027 (i)	181,665	12,289

GNMA

Series 2017-107, Class KS, IF, IO, 6.09%, 7/20/2047 (i)	365,945	66,291

Series 2019-42, Class SJ, IF, IO, 5.94%, 4/20/2049 (i)	927,698	143,388

Series 2015-H13, Class GI, IO, 1.60%, 4/20/2065 (i)	206,946	8,381

Homeward Opportunities Fund I Trust Series 2019-1, Class M1, 3.95%, 1/25/2059 ‡ (c) (i)	150,000	154,490

Merrill Lynch Mortgage Investors Trust Series 2004-C, Class A1, 0.68%, 7/25/2029 (i)	70,719	69,473

Structured Adjustable Rate Mortgage Loan Trust Series 2004-8, Class 3A, 2.66%, 7/25/2034 (i)	17,493	18,701

Toorak Mortgage Corp. Ltd. Series 2018-1, Class A1, 4.34%, 8/25/2021 (b) (c)	67,591	67,724

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

United States — continued

Verus Securitization Trust Series 2019-1, Class A1, 3.84%, 2/25/2059 (c) (i)	108,889	109,559

		4,869,837

Total Collateralized Mortgage Obligations (Cost $5,212,602)		5,328,998

Supranational — 0.1%

African Export-Import Bank (The) 5.25%, 10/11/2023 (a) (Cost $209,576)	200,000	218,063

	SHARES
Common Stocks — 0.0% (k)

United States — 0.0% (k)

Oasis Petroleum, Inc.* (Cost $46,455)	1,711	97,287

	NO. OF WARRANTS
Warrants — 0.0% (k)

United States — 0.0% (k)

Windstream Holdings, Inc. expiring 12/31/2049, price 10.75 USD * ‡ (Cost $—)	16	222

	SHARES
Short-term Investments — 4.9%

Investment Companies — 4.9%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.03% (l) (m) (Cost $12,234,929)	12,234,929	12,234,929

Total Investments — 98.2% (Cost $242,803,832)		245,561,636
Other Assets Less Liabilities — 1.8%		4,535,647

Net Assets — 100.0%		250,097,283

Percentages indicated are based on net assets.

Abbreviations

ABS	Asset-Backed Securities
AUD	Australian Dollar
CAD	Canadian Dollar
CNY	China Yuan
COP	Colombian Peso
CZK	Czech Republic Koruna
DKK	Danish Krone

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

DOP	Dominican Republic Peso
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GNMA	Government National Mortgage Association
HUF	Hungarian Forint
ICE	Intercontinental Exchange
IDR	Indonesian Rupiah
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of February 28, 2021. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
OYJ	Public Limited Company
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
PT	Limited liability company
REMIC	Real Estate Mortgage Investment Conduit
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
RUB	Russian Ruble
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

USD	United States Dollar
ZAR	South African Rand
RON	Romanian Leu

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 28, 2021.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2021.
(e)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of February 28, 2021.
(f)	Security is an interest bearing note with preferred security characteristics.
(g)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(h)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(i)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2021.
(j)	Defaulted security.
(k)	Amount rounds to less than 0.1% of net assets.
(l)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(m)	The rate shown is the current yield as of February 28, 2021.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of February 28, 2021:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
Australia 10 Year Bond	71	03/2021	AUD	7,488,313	(40,523)
Euro-Bund	8	03/2021	EUR	1,678,552	(4,230)
U.S. Treasury 5 Year Note	40	06/2021	USD	4,970,000	(26,330)

					(71,083)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	101

JPMorgan International Bond Opportunities ETF

(formerly known as JPMorgan Global Bond Opportunities ETF)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Short Contracts
Euro-Bobl	(9)	03/2021	EUR	(1,459,226)	6,268
Euro-Buxl	(23)	03/2021	EUR	(5,852,057)	353,918
Long Gilt	(85)	06/2021	GBP	(15,130,779)	112,288
U.S. Treasury 5 Year Note	(8)	06/2021	USD	(994,000)	5,171
U.S. Treasury 10 Year Ultra Note	(88)	06/2021	USD	(13,037,750)	(65,919)
U.S. Treasury Long Bond	(7)	06/2021	USD	(1,124,375)	1,352
U.S. Treasury Ultra Bond	(30)	06/2021	USD	(5,750,625)	(56,714)

					356,364

					285,281

Abbreviations
AUD	Australian Dollar
EUR	Euro
GBP	British Pound
USD	United States Dollar

Forward foreign currency exchange contracts outstanding as of February 28, 2021:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
EUR	106,252	USD	127,522	Barclays Bank plc	3/3/2021	680
EUR	245,309	USD	295,602	Merrill Lynch International	3/3/2021	382
EUR	586,087	USD	705,240	TD Bank Financial Group	3/3/2021	1,918
GBP	2,684,220	USD	3,737,925	BNP Paribas	3/3/2021	1,745
USD	1,730,628	EUR	1,432,255	Barclays Bank plc	3/3/2021	2,504
USD	3,187,165	EUR	2,637,926	HSBC Bank, NA	3/3/2021	4,307
USD	5,095,844	EUR	4,209,916	Merrill Lynch International	3/3/2021	16,262
USD	89,035,925	EUR	73,483,266	TD Bank Financial Group	3/3/2021	372,801
CAD	14,669,439	USD	11,488,288	Barclays Bank plc	3/23/2021	39,566
CAD	124,092	USD	97,489	TD Bank Financial Group	3/23/2021	28
CLP	3,547,185,924	USD	4,889,306	BNP Paribas**	3/23/2021	12,869
EUR	840,945	USD	1,013,030	Royal Bank of Canada	3/23/2021	2,183
NZD	1,753,161	EUR	1,045,172	State Street Corp.	3/23/2021	4,992
TRY	14,852,492	USD	1,852,545	BNP Paribas	3/23/2021	128,518
USD	4,477,423	AUD	5,788,987	State Street Corp.	3/23/2021	22,653
USD	2,471,157	CLP	1,755,880,786	Citibank, NA**	3/23/2021	44,548
USD	2,761,545	CNY	17,795,228	Goldman Sachs International**	3/23/2021	22,791
USD	1,068,263	CZK	23,096,059	State Street Corp.	3/23/2021	3,395
USD	17,274,690	EUR	14,259,106	Merrill Lynch International	3/23/2021	60,682
USD	830,815	HUF	247,075,439	State Street Corp.	3/23/2021	8,708
USD	3,271,010	IDR	45,795,776,853	Barclays Bank plc**	3/23/2021	98,050
USD	925,677	MYR	3,732,608	BNP Paribas**	3/23/2021	4,138
USD	2,057,486	PLN	7,644,656	State Street Corp.	3/23/2021	17,130
USD	1,271,787	RUB	94,531,949	Citibank, NA**	3/23/2021	8,096
USD	1,217,988	TRY	8,913,355	Barclays Bank plc	3/23/2021	29,102
USD	1,143,738	ZAR	16,837,804	Citibank, NA	3/23/2021	34,340
USD	2,446,243	ZAR	35,791,437	Goldman Sachs International	3/23/2021	88,039
USD	439,290	ILS	1,428,000	Merrill Lynch International	3/24/2021	7,747
USD	99,127,687	EUR	81,799,724	BNP Paribas	4/6/2021	341,022

Total unrealized appreciation						1,379,196

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
EUR	81,799,724	USD	99,049,650	BNP Paribas	3/3/2021	(352,088)
USD	757,460	EUR	631,747	Royal Bank of Canada	3/3/2021	(4,790)
USD	410,258	EUR	342,264	TD Bank Financial Group	3/3/2021	(2,709)
USD	3,676,288	GBP	2,684,220	Barclays Bank plc	3/3/2021	(63,381)
AUD	1,469,699	EUR	962,538	Goldman Sachs International	3/23/2021	(31,034)
AUD	360,506	USD	284,507	Barclays Bank plc	3/23/2021	(7,089)
AUD	1,588,980	USD	1,229,699	Royal Bank of Canada	3/23/2021	(6,939)
BRL	19,859,973	USD	3,675,210	Citibank, NA**	3/23/2021	(134,407)
COP	9,521,710,341	USD	2,693,707	BNP Paribas**	3/23/2021	(84,749)
CZK	4,180,668	USD	196,514	BNP Paribas	3/23/2021	(3,760)
EUR	1,155,918	USD	1,397,857	Citibank, NA	3/23/2021	(2,400)
INR	264,550,079	USD	3,622,217	BNP Paribas**	3/23/2021	(54,816)
KRW	1,949,167,340	USD	1,768,995	Goldman Sachs International**	3/23/2021	(40,035)
MXN	5,148,749	EUR	211,271	Barclays Bank plc	3/23/2021	(9,562)
MXN	16,439,945	USD	816,038	BNP Paribas	3/23/2021	(32,188)
MXN	24,827,101	USD	1,222,221	Goldman Sachs International	3/23/2021	(38,476)
NZD	1,707,542	EUR	1,036,935	Citibank, NA	3/23/2021	(18,027)
NZD	1,622,498	EUR	990,609	Goldman Sachs International	3/23/2021	(23,549)
PEN	8,326,913	USD	2,287,299	Citibank, NA**	3/23/2021	(5,157)
RUB	93,113,964	USD	1,258,984	Barclays Bank plc**	3/23/2021	(14,248)
RUB	47,898,487	USD	641,980	Goldman Sachs International**	3/23/2021	(1,679)
TRY	11,277,053	USD	1,582,013	BNP Paribas	3/23/2021	(77,852)
USD	11,428,195	AUD	14,916,925	TD Bank Financial Group	3/23/2021	(50,749)
USD	19,125,976	CAD	24,394,354	Barclays Bank plc	3/23/2021	(44,119)
USD	4,149,126	GBP	3,009,033	Citibank, NA	3/23/2021	(43,673)
USD	7,089,251	NZD	9,869,759	TD Bank Financial Group	3/23/2021	(42,182)
USD	3,738,681	GBP	2,684,220	BNP Paribas	4/6/2021	(1,851)

Total unrealized depreciation						(1,191,509)

Net unrealized appreciation						187,687

Abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chile Peso
CNY	China Yuan
COP	Colombian Peso
CZK	Czech Republic Koruna
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
KRW	Korean Republic Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

**	Non-deliverable forward.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	103

JPMorgan International Bond Opportunities ETF

(formerly known as JPMorgan Global Bond Opportunities ETF)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

Over-the-Counter (“OTC”) Credit default swap contracts outstanding — buy protection (a) as of February 28, 2021:
REFERENCE OBLIGATION/ INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (b)	NOTIONAL AMOUNT (c)	UPFRONT PAYMENTS (RECEIPTS) ($) (d)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.EM.34-V1	1.00	Quarterly	Morgan Stanley	12/20/2025	1.93	USD 3,700,000	218,485	(68,421)	150,064

Centrally Cleared Credit default swap contracts outstanding — buy protection (a) as of February 28, 2021:
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (b)	NOTIONAL AMOUNT (C)	UPFRONT PAYMENTS (RECEIPTS) ($) (d)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
iTraxx.Europe.Main.34-V1	1.00	Quarterly	12/20/2025	0.51	EUR 3,560,000	(84,463)	(25,164)	(109,627)

(a)

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(b)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(c)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(d)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Centrally Cleared Interest rate swap contracts outstanding as of February 28, 2021:
FLOATING RATE INDEX (a)	FIXED RATE	PAY/ RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
3 month BA semi-annually	1.38 semi-annually	Receive	3/17/2031	CAD 7,800,000	—	272,634

Abbreviations

BA	Banker’s Acceptance Rate
CAD	Canadian Dollar
CDX	Credit Default Swap Index
EUR	Euro
USD	United States Dollar

(a)	Value of floating rate index at February 28, 2021 was 0.56%.

Summary of total OTC swap contracts outstanding as of February 28, 2021:
	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Assets

OTC Credit default swap contracts outstanding — buy protection	218,485	150,064

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — 98.4% (a)

Alabama — 1.3%

Black Belt Energy Gas District, Gas Prepay Project No. 5 Series 2020A-1, Rev., 4.00%, 10/1/2026 (b)	250,000	288,733

Black Belt Energy Gas District, Gas Supply Series 2017A, Rev., LIQ: Royal Bank of Canada, 4.00%, 7/1/2022 (b)	30,000	31,303

City of Pell City Series A, GO, 5.00%, 2/1/2025	100,000	116,385

Selma Industrial Development Board, International Paper Co. Project Series 2020A, Rev., 1.37%, 6/16/2025 (b)	100,000	102,036

Southeast Alabama Gas Supply District (The), Project No. 1 Series 2018A, Rev., 4.00%, 4/1/2024 (b)	25,000	27,251

University of Alabama (The), Huntsville General Fee Series B-2, Rev., 5.00%, 9/1/2031	95,000	118,386

University of South Alabama, University Facility Rev., AGM, 5.00%, 4/1/2030	250,000	323,110

Total Alabama		1,007,204

Alaska — 0.7%

Alaska Industrial Development and Export Authority, Tanana Chiefs Conference Project Series 2019A, Rev., 5.00%, 10/1/2024	200,000	229,124

Alaska Municipal Bond Bank Authority

Series 3, Rev., 5.00%, 10/1/2025	20,000	22,974

Series 3, Rev., 5.00%, 12/1/2028	225,000	272,254

Total Alaska		524,352

Arizona — 4.5%

Arizona Industrial Development Authority, Cadence Campus Project

Series 2020A, Rev., 4.00%, 7/15/2030 (c)	125,000	134,745

Series 2020A, Rev., 4.00%, 7/15/2040 (c)	125,000	130,097

Arizona Industrial Development Authority, Equitable School Revolving Fund Series A, Rev., 5.00%, 11/1/2044	250,000	298,078

Arizona Industrial Development Authority, Great Lakes Senior Living Communities LLC Project Series 2019A, Rev., 5.00%, 1/1/2036	250,000	243,095

Arizona Industrial Development Authority, Phoenix Children’s Hospital

Series 2020A, Rev., 5.00%, 2/1/2024	55,000	62,227

Series 2020A, Rev., 5.00%, 2/1/2025	70,000	81,913

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Arizona — continued

Series 2020A, Rev., 5.00%, 2/1/2031	150,000	195,057

Series 2020A, Rev., 5.00%, 2/1/2032	200,000	258,704

City of Mesa GO, 5.00%, 7/1/2030	285,000	380,210

City of Mesa, Excise Tax

Rev., 5.00%, 7/1/2030	95,000	125,948

Rev., 5.00%, 7/1/2031	75,000	98,903

Rev., 5.00%, 7/1/2032	185,000	242,687

City of Mesa, Utility System

Rev., 5.00%, 7/1/2028	300,000	384,504

Rev., 5.00%, 7/1/2032	125,000	163,978

City of Phoenix Civic Improvement Corp., Junior Lien Airport Series 2017D, Rev., 5.00%, 7/1/2026	160,000	194,571

Maricopa County School District No. 3 Tempe Elementary, School Improvement, Project of 2016 Series A, GO, 5.00%, 7/1/2027	30,000	37,504

Maricopa County Unified School District No. 95, Queen Creek, School Improvement

GO, 4.00%, 7/1/2026	160,000	186,704

GO, 4.00%, 7/1/2027	40,000	47,687

GO, 4.00%, 7/1/2028	50,000	60,167

Salt Verde Financial Corp. Rev., 5.25%, 12/1/2026	100,000	121,518

Total Arizona		3,448,297

Arkansas — 0.2%

City of Fort Smith, Water and Sewer Construction Rev., 5.00%, 10/1/2024	75,000	86,151

University of Arkansas, Various Facility UAMS Campus Rev., 5.00%, 11/1/2021	40,000	41,284

Total Arkansas		127,435

California — 9.0%

Baldwin Park Financing Authority, Rail Crossings Safety Improvements Project Rev., 5.00%, 6/1/2024	100,000	115,149

Brentwood Infrastructure Financing Authority, Civic Center Project Rev., 5.00%, 10/1/2025	45,000	53,543

California Health Facilities Financing Authority, Kaiser Permanente Series 2006C, Rev., 5.00%, 11/1/2029 (b)	300,000	393,846

California Health Facilities Financing Authority, On Lok Senior Health Service

Rev., 3.00%, 8/1/2023	100,000	104,855

Rev., 5.00%, 8/1/2040	100,000	122,275

California Municipal Finance Authority, San Antonio Gardens Project Rev., 5.00%, 11/15/2039	150,000	171,202

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	105

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

California — continued

California State Public Works Board, California State University, Various Capital Projects Series 2020D, Rev., 5.00%, 11/1/2028	355,000	458,486

California Statewide Communities Development Authority, Emanate Health, Tax-Exempt Series 2020A, Rev., 5.00%, 4/1/2030	150,000	194,899

Chula Vista Municipal Financing Authority Rev., 4.00%, 5/1/2026	60,000	69,576

Chula Vista Municipal Financing Authority, Green Bond Series 2017B, Rev., 4.00%, 12/1/2028	45,000	55,403

City of Livermore Series 2020B, COP, 4.00%, 10/1/2030	200,000	246,454

City of Los Angeles Department of Airports, International Airport Senior

Series A, Rev., AMT, 5.00%, 5/15/2022	125,000	132,033

Series A, Rev., AMT, 5.00%, 5/15/2033	100,000	115,592

City of Los Angeles, Department of Airports, International Airport Subordinate Series 2019E, Rev., AMT, 5.00%, 5/15/2026	10,000	12,239

City of Roseville, 316 Vernon Street Project COP, 5.00%, 8/1/2025	70,000	83,746

City of Santa Rosa, Courthouse Square Project and Lease COP, 4.00%, 10/1/2024	90,000	100,990

Conejo Valley Unified School District, Election 2014 Series C, GO, 4.00%, 8/1/2027	200,000	238,630

County of Santa Clara Series 2017C, GO, 5.00%, 8/1/2033	40,000	49,736

CSCDA Community Improvement Authority, Essential Housing, Jefferson-Anaheim Rev., 2.88%, 8/1/2041 (c)	255,000	245,241

El Monte City School District, Election of 2004 Series A, GO, 5.00%, 8/1/2025	55,000	65,270

Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Series A-1, Rev., 5.00%, 6/1/2032	250,000	306,412

Hermosa Beach City School District, Election of 2016 Series A, GO, 4.00%, 8/1/2023	15,000	16,338

Lodi Public Financing Authority Rev., AGM, 5.00%, 9/1/2027	350,000	439,208

Los Angeles Community College District Series 2015C, GO, 5.00%, 8/1/2021	30,000	30,601

Los Angeles County Metropolitan Transportation Authority, Sales Tax Series 2020A, Rev., 5.00%, 6/1/2032	1,000,000	1,326,010

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

California — continued

Metropolitan Water District of Southern California, Waterworks Series 2019A, Rev., 5.00%, 7/1/2034	25,000	32,039

Municipal Improvement Corp. of Los Angeles, Real Property Series 2014-A, Rev., 5.00%, 5/1/2023	20,000	21,988

Napa Valley Community College District Series 2014A, GO, 5.00%, 8/1/2021	15,000	15,301

Northern California Power Agency, Hydroelectric Project Series 2019A, Rev., 5.00%, 7/1/2022	20,000	21,278

Salinas Facilities Financing Authority Series 2020A-1, Rev., AGM, 4.00%, 11/1/2027	100,000	118,872

San Diego Community College District GO, 5.00%, 8/1/2022 (d)	50,000	53,461

San Dieguito Union High School District, Election of 2012 Series A-2, GO, 5.00%, 8/1/2024	150,000	167,175

San Francisco City and County Airport Commission, San Francisco International Airport

Series 2016A, Rev., 5.00%, 5/1/2023	105,000	115,727

Series 2016A, Rev., 5.00%, 5/1/2026	95,000	116,137

San Jose Evergreen Community College District Series A, GO, 5.00%, 9/1/2022	100,000	107,266

San Jose Evergreen Community College District, Election of 2010 Series C, GO, 5.00%, 9/1/2024 (d)	105,000	121,996

San Ramon Valley Fire Protection District, Public Safety Complex and Fire Training Facility Projects

COP, 4.00%, 8/1/2023	55,000	59,543

COP, 4.00%, 8/1/2032	125,000	147,944

Santa Cruz County Capital Financing Authority Series 2020A, Rev., 4.00%, 6/1/2025	100,000	113,876

Sequoia Union High School District GO, 5.00%, 7/1/2027	25,000	30,798

Sierra View Local Health Care District

Rev., 4.00%, 7/1/2021	150,000	151,620

Rev., 4.00%, 7/1/2023	165,000	176,687

Southern California Public Power Authority, Transmission Project Series 2015A, Rev., 4.00%, 7/1/2021	20,000	20,255

Yosemite Community College District GO, 5.00%, 8/1/2022 (d)	100,000	106,774

Total California		6,846,471

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Colorado — 3.9%

Colorado Educational and Cultural Facilities Authority, Vega Collegiate Academy Project Rev., 5.00%, 2/1/2051 (c)	150,000	162,175

Colorado Health Facilities Authority, Boulder Community Health Project

Rev., 5.00%, 10/1/2021	100,000	102,641

Rev., 5.00%, 10/1/2022	225,000	241,068

Rev., 5.00%, 10/1/2023	175,000	194,360

Crystal Valley Metropolitan District No. 2, Limited Tax

Series 2020A, GO, AGM, 5.00%, 12/1/2022	50,000	54,073

Series 2020A, GO, AGM, 5.00%, 12/1/2023	135,000	151,565

Series 2020A, GO, AGM, 5.00%, 12/1/2024	175,000	202,974

Regional Transportation District, Denver Transit Partners

Rev., 5.00%, 7/15/2026	100,000	119,468

Rev., 5.00%, 7/15/2029	130,000	164,011

Rev., 5.00%, 1/15/2030	170,000	215,908

Rev., 5.00%, 7/15/2030	115,000	147,206

Rev., 5.00%, 1/15/2031	250,000	322,555

Rev., 4.00%, 7/15/2036	185,000	215,980

Southlands Metropolitan District No. 1 Series A-1, GO, 5.00%, 12/1/2037	250,000	281,810

State of Colorado, Higher Education Capital Construction, Lease Purchase Financing Program Series 2014A, COP, 5.00%, 11/1/2025	10,000	11,933

STC Metropolitan District No. 2, Limited Tax Improvement Series 2019A, GO, 5.00%, 12/1/2038	300,000	323,784

University of Colorado, Enterprise System Series A-2, Rev., 5.00%, 6/1/2026	40,000	48,856

Total Colorado		2,960,367

Connecticut — 1.1%

Connecticut State Health & Educational Facilities Authority, Sacred Heart University Series K, Rev., 5.00%, 7/1/2022	250,000	265,037

Connecticut State Health & Educational Facilities Authority, Yale University Series A-2, Rev., 5.00%, 7/1/2022 (b)	100,000	106,486

State of Connecticut Series A, GO, 5.00%, 4/15/2033	135,000	162,813

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Connecticut — continued

State of Connecticut, Special Tax Transportation Infrastructure Purposes

Series 2020A, Rev., 5.00%, 5/1/2023	200,000	220,110

Series B, Rev., 5.00%, 8/1/2023	75,000	83,356

Total Connecticut		837,802

Delaware — 0.1%

Delaware Transportation Authority Rev., 5.00%, 7/1/2022	40,000	42,594

District of Columbia — 2.5%

District of Columbia, Income Tax

Series C, Rev., 5.00%, 12/1/2021	25,000	25,913

Series F, Rev., 5.00%, 12/1/2021	50,000	51,825

Series 2020C, Rev., 5.00%, 5/1/2033	1,000,000	1,315,650

District of Columbia, International School

Rev., 5.00%, 7/1/2028	115,000	136,649

Rev., 5.00%, 7/1/2039	125,000	145,077

District of Columbia, Kipp DC Project Rev., 4.00%, 7/1/2039	100,000	110,641

District of Columbia, Water and Sewer Authority, Public Utility, Senior Lien Series B, Rev., 5.00%, 10/1/2025	65,000	78,153

Total District of Columbia		1,863,908

Florida — 3.8%

City of Cape Coral, Water and Sewer Rev., 5.00%, 10/1/2022	25,000	26,839

City of Miami Beach, Water and Sewer Rev., 5.00%, 9/1/2033	25,000	30,870

City of Orlando, Capital Improvement

Series D, Rev., 5.00%, 10/1/2022	75,000	80,728

Series B, Rev., 5.00%, 10/1/2024	60,000	69,613

City of Tampa, H. Lee Moffitt Cancer Center Project

Series 2020B, Rev., 5.00%, 7/1/2022	50,000	53,042

Series 2020B, Rev., 5.00%, 7/1/2023	50,000	55,082

Series 2020B, Rev., 5.00%, 7/1/2024	50,000	57,032

County of Broward, Port Facilities Series 2019A, Rev., 5.00%, 9/1/2030	50,000	64,488

County of Hillsborough, Communications Services Tax Rev., 5.00%, 10/1/2024	40,000	46,456

County of Okaloosa, Sales Tax Rev., 5.00%, 10/1/2024	30,000	34,807

County of Osceola, Sales Tax Series 2016A, Rev., 4.00%, 10/1/2023	10,000	10,894

County of Palm Beach, Atlantic University

Rev., 5.00%, 4/1/2029 (c)	100,000	109,730

Rev., 5.00%, 4/1/2039 (c)	100,000	108,207

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	107

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Florida — continued

County of Seminole Rev., 4.00%, 10/1/2024	90,000	100,820

East Central Regional Wastewater Treatment Facilities Operation Board Rev., 5.00%, 10/1/2024	30,000	34,807

Florida Atlantic University Finance Corp., Student Housing Project Series 2019B, Rev., 5.00%, 7/1/2032	250,000	314,492

Florida Development Finance Corp., Educational Facilities, River City Science Academy Projects Rev., 4.00%, 7/1/2035	325,000	354,747

Monroe County School District Series 2018A, COP, 4.00%, 6/1/2025	45,000	51,062

Orange County School Board Series 2015D, COP, 5.00%, 8/1/2025	25,000	29,525

Palm Beach County Health Facilities Authority, Acts Retirement Life Communities, Inc., Obligated Group Rev., 5.00%, 11/15/2032	240,000	283,296

Palm Beach County School District Series 2015B, COP, 5.00%, 8/1/2021	10,000	10,200

Pinellas County Industrial Development Authority, Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc., Project Rev., 5.00%, 7/1/2029	125,000	142,304

Pinellas County School Board, Master Lease Program Series 2021A, COP, 5.00%, 7/1/2031	250,000	333,375

Reedy Creek Improvement District, Ad Valorem Tax Series 2016-A, GO, 5.00%, 6/1/2026	50,000	60,839

State of Florida Board of Education, Public Education Capital Outlay

Series B, GO, 5.00%, 6/1/2024	30,000	34,482

Series B, GO, 5.00%, 6/1/2026	20,000	24,439

Series B, GO, 5.00%, 6/1/2031	75,000	93,398

State of Florida, State Board of Education, Lottery

Series 2016B, Rev., 5.00%, 7/1/2023	40,000	44,401

Series A, Rev., 5.00%, 7/1/2026	75,000	92,305

Tampa Bay Water, Regional Water Supply Authority, Utility System Series C, Rev., 5.00%, 10/1/2025	55,000	65,964

Tampa-Hillsborough County Expressway Authority Series B, Rev., 5.00%, 7/1/2031	40,000	50,086

Tohopekaliga Water Authority, Utility System Rev., 5.00%, 10/1/2025	10,000	12,008

Total Florida		2,880,338

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Georgia — 2.1%

Albany-Dougherty Inner City Authority, State University Projects Rev., 5.00%, 7/1/2023	410,000	449,167

Carroll City-County Hospital Authority, Tanner Medical Center Project Rev., GTD, 4.00%, 7/1/2024	200,000	223,454

Cobb County, Kennestone Hospital Authority, Wellstar Health System, Inc., Project

Series 2020B, Rev., 5.00%, 4/1/2022	150,000	157,515

Series 2020A, Rev., 5.00%, 4/1/2050	200,000	245,434

County of DeKalb, Water and Sewerage Series 2006B, Rev., 5.25%, 10/1/2026	25,000	31,174

Forsyth County Water and Sewerage Authority Rev., 5.00%, 4/1/2032	145,000	187,381

Glynn-Brunswick Memorial Hospital Authority, Southeast Georgia Health System Project Rev., 4.00%, 8/1/2037	255,000	287,143

Richmond County Hospital Authority, University Health Services, Inc., Project Rev., 5.00%, 1/1/2022	20,000	20,771

State of Georgia Series 2011J-1, GO, 4.50%, 7/1/2022	25,000	25,359

Total Georgia		1,627,398

Hawaii — 0.2%

City and County of Honolulu, Tax-Exempt Series D, GO, 5.00%, 9/1/2032	45,000	55,563

State of Hawaii

Series EE, GO, 5.00%, 11/1/2022 (d)	15,000	16,206

Series EP, GO, 5.00%, 8/1/2023	40,000	44,528

Series FK, GO, 5.00%, 5/1/2033	30,000	36,614

State of Hawaii, Highway Fund Series B, Rev., 5.00%, 1/1/2027	25,000	30,563

Total Hawaii		183,474

Illinois — 3.1%

Champaign County Community Unit School District No. 4 Champaign, School Building GO, 5.00%, 1/1/2027	45,000	54,226

Chicago O’Hare International Airport, General Airport, Senior Lien Series 2017B, Rev., 5.00%, 1/1/2034	40,000	47,399

City of Decatur, Green Bond GO, 5.00%, 3/1/2027	130,000	156,303

Cook and DuPage Counties, Village of Elk Grove GO, 5.00%, 1/1/2029	25,000	30,772

Illinois Finance Authority, Clean Water Initiative Revolving Fund Rev., 5.00%, 7/1/2032	35,000	42,888

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Illinois — continued

Illinois State Toll Highway Authority

Series D, Rev., 5.00%, 1/1/2024	25,000	28,160

Series A, Rev., 5.00%, 1/1/2036	250,000	316,400

Kane McHenry Cook and De Kalb Counties Unit School District No. 300 GO, 5.00%, 1/1/2024	35,000	39,383

Kendall and Kane Counties Community Unit School District No. 115 Series 2017B, GO, 5.00%, 1/1/2027	25,000	30,497

Lake and McHenry Counties Community Unit, School District No. 118 GO, 5.00%, 1/1/2022	50,000	51,947

Lake County Forest Preserve District GO, 5.00%, 12/15/2028	165,000	211,081

McLean and Woodford Counties Community Unit School District No. 5 Normal Series 2017A, GO, 4.00%, 12/1/2023	80,000	87,086

Northern Illinois University, Auxiliary Facilities System Series 2020B, Rev., 5.00%, 4/1/2034	200,000	250,158

Southwestern Illinois Development Authority, Flood Prevention District Council Project Rev., 5.00%, 4/15/2030	625,000	805,256

State of Illinois

GO, 5.00%, 4/1/2024	30,000	33,200

Series A, GO, 5.00%, 10/1/2024	30,000	33,519

Village of Bolingbrook Series A, GO, AGM, 5.00%, 1/1/2033	125,000	153,300

Will and Kendall Counties Community Consolidated School District 202 Plainfield GO, 4.00%, 1/1/2023	10,000	10,641

Total Illinois		2,382,216

Indiana — 1.1%

Adams Central Elementary School Building Corp., Valorem Property Tax First Mortgage Rev., 5.00%, 1/15/2027	20,000	24,522

Ball State University, Student Fee Series R, Rev., 5.00%, 7/1/2024	35,000	40,010

Decatur County, Jail Building Corp. Rev., 5.00%, 7/15/2028	250,000	306,010

Hamilton Southeastern Consolidated School Building Corp., Ad Valorem Property Tax First Mortgage Rev., 5.00%, 7/15/2026	25,000	30,506

Indiana Finance Authority, Highway Series C, Rev., 5.00%, 12/1/2025	35,000	42,124

Indiana Finance Authority, Indiana University Health Obligated Group Series 2016A, Rev., 5.00%, 12/1/2022	10,000	10,833

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Indiana — continued

Indiana State University, Housing and Dining System Rev., 5.00%, 4/1/2031	75,000	89,791

Indiana State University, Student Fee Series R, Rev., 5.00%, 10/1/2022	10,000	10,731

IPS Multi-School Building Corp., Indiana Unlimited Ad Valorem Property Tax First Mortgage Rev., 5.00%, 7/15/2029	50,000	64,344

Perry Township Multi School Building Corp., Ad Valorem Property Tax First Mortgage Rev., 5.00%, 7/15/2025	35,000	41,065

Portage Township Multi-School Building Corp., Ad Valorem Property Tax First Mortgage Refunding Rev., 5.00%, 7/15/2028	75,000	94,754

The Trustees of Indiana University

Series A, Rev., 5.00%, 6/1/2022	25,000	26,507

Series Y, Rev., 5.00%, 8/1/2028	25,000	31,349

Total Indiana		812,546

Iowa — 0.2%

City of Cedar Rapids, Sewer Series 2018D, Rev., 5.00%, 6/1/2022	70,000	74,119

City of West Des Moines, Urban Renewal Series 2016B, GO, 5.00%, 6/1/2024	35,000	40,204

Iowa Finance Authority, State Revolving Fund Rev., 5.00%, 8/1/2027	30,000	37,917

Total Iowa		152,240

Kansas — 0.1%

Johnson County Water District No. 1 Series 2017A, Rev., 5.00%, 1/1/2025	50,000	58,665

Kentucky — 1.8%

Kentucky Economic Development Finance Authority, Baptist Healthcare System Obligated Group Series B, Rev., 5.00%, 8/15/2029	165,000	202,186

Kentucky Public Energy Authority, Gas Supply

Series 2018C-1, Rev., 4.00%, 6/1/2025 (b)	605,000	677,800

Series 2019C, Rev., 4.00%, 2/1/2028 (b)	300,000	350,712

Louisville and Jefferson County Metropolitan Government, Norton Healthcare, Inc. Series 2016-A, Rev., 4.00%, 10/1/2036	65,000	71,572

Louisville and Jefferson County Metropolitan Sewer District, Sewer and Drainage System

Series B, Rev., 5.00%, 5/15/2024	25,000	28,620

Series 2017A, Rev., 5.00%, 5/15/2027	40,000	49,408

Total Kentucky		1,380,298

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	109

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Louisiana — 1.5%

City of Shreveport, Water and Sewer, Junior Lien Series 2019B, Rev., AGM, 5.00%, 12/1/2032	200,000	248,614

Louisiana Local Government Environmental Facilities and Community Development Authority, Calcasieu Parish Projects Rev., 5.00%, 12/1/2030	250,000	320,247

Louisiana Public Facilities Authority, Tulane University Project

Series 2020A, Rev., 5.00%, 4/1/2029	220,000	281,200

Series 2020A, Rev., 5.00%, 4/1/2030	135,000	174,744

State of Louisiana Series 2016-B, GO, 4.00%, 8/1/2026	30,000	35,153

State of Louisiana Gasoline and Fuels Tax Series 2012A-1, Rev., 5.00%, 5/1/2022 (d)	55,000	58,074

Total Louisiana		1,118,032

Maine — 1.4%

Maine Health and Higher Educational Facilities Authority, Birch Bay Retirement Village

Series 2020A, Rev., 4.00%, 7/1/2021	150,000	151,812

Series 2020A, Rev., 4.00%, 7/1/2022	225,000	235,860

Series 2020A, Rev., 5.00%, 7/1/2023	125,000	137,829

Maine Health and Higher Educational Facilities Authority, Mainehealth Series 2020A, Rev., 5.00%, 7/1/2027	300,000	373,368

Maine Municipal Bond Bank Series C, Rev., 5.00%, 11/1/2024	75,000	87,321

Maine Municipal Bond Bank, Maine Department of Transportation Series 2018A, Rev., GAN, 5.00%, 9/1/2026	45,000	54,885

Total Maine		1,041,075

Maryland — 1.5%

County of Baltimore, Consolidated Public Improvement GO, 5.00%, 8/1/2023	100,000	106,700

County of Spotsylvania, Commissioners of St. Mary’s, Public Improvement GO, 4.00%, 7/15/2027	70,000	83,745

Maryland Economic Development Corp., Bowie State University Project Rev., 4.00%, 7/1/2040	200,000	216,538

Maryland Health and Higher Educational Facilities Authority, Stevenson University Project

Rev., 5.00%, 6/1/2033	200,000	250,192

Rev., 4.00%, 6/1/2046	250,000	274,055

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Maryland — continued

State of Maryland Department of Transportation Rev., 5.00%, 9/1/2026	75,000	92,517

State of Maryland, State and Local Facilities Loan of 2017 Series A, GO, 5.00%, 8/1/2025	45,000	53,837

Washington Suburban Sanitary District, Consolidated Public Improvement Rev., GTD, 5.00%, 6/15/2030	40,000	49,666

Total Maryland		1,127,250

Massachusetts — 2.4%

City of Boston Series 2017A, GO, 5.00%, 4/1/2025	10,000	11,832

Commonwealth of Massachusetts Series C, GO, 5.00%, 10/1/2026	25,000	30,895

Massachusetts Bay Transportation Authority, Mass Sales Tax Series A, Rev., 5.00%, 7/1/2022	20,000	21,286

Massachusetts Development Finance Agency, Mass General Brigham Issue Series 2020A-1, Rev., 5.00%, 1/31/2030 (b)	500,000	648,335

Massachusetts Development Finance Agency, Milford Regional Medical Center Series G, Rev., 5.00%, 7/15/2037 (c)	245,000	281,995

Massachusetts Development Finance Agency, Southcoast Health System Obligated Group Issue Series 2021G, Rev., 5.00%, 7/1/2035	200,000	256,408

Massachusetts Development Finance Agency, Wellforce Issue

Series 2020C, Rev., AGM, 5.00%, 10/1/2030	175,000	228,184

Series 2020C, Rev., AGM, 5.00%, 10/1/2031	215,000	277,036

Massachusetts State College Building Authority Series D, Rev., 5.00%, 5/1/2027	45,000	56,283

Town of Hopkinton, Municipal Purpose Loan GO, 5.00%, 11/15/2024	30,000	35,046

Total Massachusetts		1,847,300

Michigan — 1.0%

Berrien Springs Public Schools, School Building and Site GO, Q-SBLF, 5.00%, 5/1/2030	250,000	327,460

City of Grand Rapids, Sanitary Sewer System Rev., 5.00%, 1/1/2030	30,000	39,493

Marquette Board of Light and Power, Electric Utility System Series 2016A, Rev., 5.00%, 7/1/2026	185,000	223,256

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Michigan — continued

Michigan State Hospital Finance Authority, Trinity Health Credit Group Series C, Rev., 5.00%, 12/1/2025	25,000	30,062

Western Michigan University, Tax Exempt Series 2021A, Rev., AGM, 5.00%, 11/15/2031	125,000	163,772

Total Michigan		784,043

Minnesota — 0.6%

Alexandria Lake Area Sanitation District, Sanitary Sewer Board Series 2015A, GO, 5.00%, 2/1/2022	30,000	31,328

Bloomington Independent School District No. 271, Bloomington Public Schools Series 2019A, GO, 5.00%, 2/1/2028	25,000	30,917

City of Apple Valley, Senior Housing, Orchard Path Project Rev., 4.25%, 9/1/2038	250,000	254,508

City of Hopkins Series 2017B, GO, 4.00%, 2/1/2025	20,000	22,656

State of Minnesota Series 2012B, Rev., 5.00%, 3/1/2024	130,000	136,172

University of Minnesota Series B, Rev., 5.00%, 12/1/2025	15,000	18,115

Total Minnesota		493,696

Mississippi — 0.3%

Mississippi State University Educational Building Corp., New Facilities and Refinancing Project Rev., 5.00%, 8/1/2025	35,000	41,452

State of Mississippi

Series B, GO, 5.00%, 12/1/2025	20,000	24,123

Series 2015F, GO, 5.00%, 11/1/2028	35,000	41,639

Series A, GO, 5.00%, 11/1/2031	60,000	72,865

University of Mississippi Educational Building Corp., Refinancing Project Series 2016A, Rev., 5.00%, 10/1/2030	40,000	47,442

Total Mississippi		227,521

Missouri — 1.8%

Bi-State Development Agency of the Missouri-Illinois Metropolitan District, St. Clair County Metrolink Project Rev., AGM, 5.25%, 7/1/2024	40,000	46,226

City of Kansas, Sanitary Sewer System

Series 2018A, Rev., 5.00%, 1/1/2022	25,000	26,006

Series B, Rev., 5.00%, 1/1/2033	25,000	31,045

Health and Educational Facilities Authority of the State of Missouri, City Art Institute Rev., 5.00%, 9/1/2030	200,000	234,064

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Missouri — continued

Health and Educational Facilities Authority of the State of Missouri, St. Luke’s Episcopal-Presbyterian Hospitals Series 2015B, Rev., 5.00%, 12/1/2026	165,000	191,209

Health and Educational Facilities Authority of the State of Missouri, St. Luke’s Health System, Inc. Rev., 5.00%, 11/15/2029	300,000	357,918

Health and Educational Facilities Authority of the State of Missouri, Wright Memorial Hospital Rev., 5.00%, 9/1/2026	200,000	232,490

Metropolitan St. Louis Sewer District, Wastewater System Improvement

Series 2012A, Rev., 5.00%, 5/1/2022 (d)	125,000	132,062

Series 2017A, Rev., 5.00%, 5/1/2027	45,000	56,592

Missouri Development Finance Board, Fulton State Hospital Project Rev., 5.00%, 10/1/2025	25,000	28,936

Total Missouri		1,336,548

Montana — 0.1%

County of Missoula GO, 4.00%, 7/1/2025	50,000	57,284

Nebraska — 1.5%

Central Plains Energy Project, Gas Project No. 3 Series 2017A, Rev., 5.00%, 9/1/2030	320,000	410,150

City of Lincoln, Electric System

Rev., 5.00%, 9/1/2026	85,000	104,491

Rev., 5.00%, 9/1/2028	50,000	62,061

City of Omaha, Sewer Rev., 5.00%, 4/1/2027	50,000	60,634

Nebraska Educational Health Cultural and Social Services Finance Authority, Immanuel Retirement Communities Obligated Group Series 2019A, Rev., 4.00%, 1/1/2033	250,000	279,545

Omaha Public Power District, Electric System

Series B, Rev., 5.00%, 2/1/2025	20,000	23,047

Series 2016A, Rev., 5.00%, 2/1/2026	40,000	48,430

Series A, Rev., 5.00%, 2/1/2027	30,000	36,194

Omaha School District, Elkhorn Public Schools GO, 5.00%, 12/15/2026	30,000	37,300

University of Nebraska Facilities Corp., UNMC Global Center Project Rev., 5.00%, 12/15/2025	35,000	42,302

Total Nebraska		1,104,154

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	111

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Nevada — 0.8%

City of Sparks, Senior Sales Tax Series 2019A, Rev., 2.50%, 6/15/2024 (c)	90,000	90,748

Clark County School District, Limited Tax

Series A, GO, 5.00%, 6/15/2032	95,000	116,635

Series A, GO, 4.00%, 6/15/2035	90,000	103,019

County of Clark, Indexed Fuel Tax and Subordinate Motor Vehicle Fuel Tax Rev., 5.00%, 7/1/2028	25,000	31,198

County of Clark, Passenger Facility Charge, Las Vegas-McCarran International Airport Passenger Facility Series 2019E, Rev., 5.00%, 7/1/2033	155,000	194,993

Truckee Meadows Water Authority Rev., 5.00%, 7/1/2029	50,000	61,802

Total Nevada		598,395

New Hampshire — 0.4%

New Hampshire Business Finance Authority, Springpoint Senior Living Project Rev., 4.00%, 1/1/2025	290,000	322,613

New Jersey — 3.6%

City of New Brunswick GO, 4.00%, 3/15/2024	10,000	11,076

City of North Wildwood GO, 5.00%, 8/1/2022	10,000	10,661

New Jersey Economic Development Authority, Biomedical Research Facilities Series 2016A, Rev., 5.00%, 7/15/2028	260,000	305,269

New Jersey Economic Development Authority, School Facilities Construction Series II, Rev., 5.00%, 3/1/2022 (d)	115,000	120,567

New Jersey Transportation Trust Fund Authority Series 2020AA, Rev., 4.00%, 6/15/2035	130,000	146,940

New Jersey Transportation Trust Fund Authority, Transportation System Series A, Rev., 4.00%, 12/15/2031	250,000	282,200

New Jersey Turnpike Authority Series D, Rev., 5.00%, 1/1/2028	200,000	241,354

Passaic County Improvement Authority (The), City of Paterson Project Rev., 5.00%, 6/15/2025	10,000	11,843

State of New Jersey, COVID-19 Emergency Bonds GO, 5.00%, 6/1/2028	1,000,000	1,246,900

Tobacco Settlement Financing Corp. Series 2018A, Rev., 5.00%, 6/1/2027	265,000	326,655

Total New Jersey		2,703,465

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

New Mexico — 1.1%

City of Albuquerque, General Purpose Series 2016A, GO, 5.00%, 7/1/2023	75,000	83,179

City of Albuquerque, Gross Receipts Tax Series 2015A, Rev., 5.00%, 7/1/2026	240,000	284,640

New Mexico Finance Authority, Senior Lien Public Project Revolving Fund

Series 2016C, Rev., 5.00%, 6/1/2022	30,000	31,804

Series 2016E, Rev., 5.00%, 6/1/2024	25,000	28,656

New Mexico Finance Authority, State Transportation, Subordinate Lien Series 2108A, Rev., 5.00%, 6/15/2027	100,000	125,229

New Mexico Hospital Equipment Loan Council, Presbyterian Healthcare Services Series 2015A, Rev., 5.00%, 8/1/2025	25,000	29,561

State of New Mexico, Severance Tax Permanent Fund Series 2016B, Rev., 4.00%, 7/1/2021	80,000	81,020

University of New Mexico, Subordinate Lien Rev., 5.00%, 6/1/2028	140,000	172,450

Total New Mexico		836,539

New York — 9.6%

City of New York, Fiscal Year 2013

Series 2013J, GO, 5.00%, 8/1/2023	40,000	44,477

Series I, GO, 5.00%, 8/1/2023	25,000	27,798

City of New York, Fiscal Year 2014 Series 2014E, GO, 5.00%, 8/1/2027	35,000	38,828

City of New York, Fiscal Year 2017 Series C, GO, 4.00%, 8/1/2022	10,000	10,535

County of Onondaga GO, 5.00%, 3/15/2026	20,000	22,884

County of Suffolk, Longwood Central School District GO, 5.00%, 6/15/2025	175,000	209,058

Erie County Water Authority Rev., 5.00%, 12/1/2027	30,000	37,166

Metropolitan Transportation Authority

Series 2018B, Subseries 2018B-2B, Rev., BAN, 5.00%, 5/15/2021	250,000	252,182

Series 2018C, Subseries 2018C-2, Rev., BAN, 5.00%, 9/1/2021	350,000	357,494

Metropolitan Transportation Authority, Dedicated Tax Fund Series 2016A, Rev., 5.00%, 11/15/2023	315,000	353,140

Monroe County Industrial Development Corp., Highland Hospital of Rochester Project

Rev., 5.00%, 7/1/2021	185,000	187,814

Rev., 5.00%, 7/1/2022	195,000	206,864

Monroe County Industrial Development Corp., Rochester Schools Modernization Project Rev., 5.00%, 5/1/2030	80,000	92,906

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

New York — continued

New York City Transitional Finance Authority, Building Aid, Fiscal Year 2019 Series S-2A, Rev., 5.00%, 7/15/2025	50,000	59,478

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2015

Series C, Rev., 5.00%, 11/1/2022	25,000	26,984

Series 2015A-1, Rev., 5.00%, 8/1/2029	50,000	57,387

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2017 Series 2017E1, Rev., 5.00%, 2/1/2030	150,000	183,486

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2018 Series 1, Rev., 5.00%, 11/1/2026	25,000	30,871

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2019 Series 2019C-1, Rev., 5.00%, 11/1/2034	110,000	138,797

New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt, Fiscal Year 2013

Series 2013H, Rev., 5.00%, 11/1/2023	50,000	55,097

Series 2013G, Rev., 5.00%, 11/1/2026	30,000	33,044

New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt, Fiscal Year 2014 Series D, Subseries D-1, Rev., 5.00%, 2/1/2026	30,000	33,979

New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt, Fiscal Year 2016 Subseries B-1, Rev., 5.00%, 11/1/2029	125,000	148,470

New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt, Fiscal Year 2017

Series C, Rev., 4.00%, 11/1/2024	45,000	50,725

Subseries A-1, Rev., 5.00%, 5/1/2029	65,000	78,433

Series B, Subseries B-1, Rev., 5.00%, 8/1/2030	195,000	236,051

New York State Dormitory Authority, Columbia University Series B, Rev., 5.00%, 10/1/2038	25,000	31,016

New York State Dormitory Authority, Cornell University Series 2019D, Rev., 5.00%, 7/1/2033	135,000	189,131

New York State Dormitory Authority, Maimonides Medical Center, FHA-Insured Mortgage Hospital Rev., FHA, 5.00%, 8/1/2024	275,000	318,464

New York State Dormitory Authority, Montefiore Obligated Group Series 2020A, Rev., 4.00%, 9/1/2050	100,000	110,954

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

New York — continued

New York State Dormitory Authority, State Personal Income Tax, General Purpose

Series 2015E, Rev., 5.00%, 3/15/2022	25,000	26,255

Series 2015A, Rev., 4.00%, 3/15/2023	25,000	26,887

Series 2018A, Rev., 5.00%, 3/15/2031	25,000	31,657

New York State Dormitory Authority, State University Dormitory Facilities Series 2018A, Rev., 5.00%, 7/1/2024	300,000	341,874

New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, Municipal Water Finance Authority Projects — Second Resolution Series 2019B, Rev., 5.00%, 6/15/2031	100,000	131,086

New York State Urban Development Corp., State Personal Income Tax, General Purpose

Series 2016A, Rev., 5.00%, 3/15/2026	45,000	54,620

Series 2017A, Rev., 5.00%, 3/15/2026	125,000	151,721

Series 2020C, Rev., 5.00%, 3/15/2026	45,000	54,620

Series 2016A, Rev., 5.00%, 3/15/2027	30,000	36,174

Series 2013A-1, Rev., 5.00%, 3/15/2028	25,000	27,325

Series 2016A, Rev., 5.00%, 3/15/2028	75,000	90,187

Series 2017-A, Rev., 5.00%, 3/15/2028	150,000	185,955

Series 2020C, Rev., 5.00%, 3/15/2029	1,275,000	1,645,872

New York Transportation Development Corp., Delta Air Lines, Inc., LaGuardia Airport Terminals C&D Redevelopment Project Rev., AMT, 5.00%, 1/1/2022	200,000	206,428

Orange County Funding Corp., Mount Saint Mary College Project Series 2012B, Rev., 4.00%, 7/1/2023	200,000	205,356

Port Authority of New York and New Jersey, Consolidated Series 205, Rev., 5.00%, 11/15/2028	30,000	37,741

Smithtown Central School District GO, 5.00%, 8/1/2022	70,000	74,793

Suffolk County Economic Development Corp., St. Johnland Assisted Living Inc., Project Rev., 5.13%, 11/1/2041 (c)	340,000	338,902

Total New York		7,290,966

North Carolina — 3.4%

County of Davidson GO, 5.00%, 6/1/2027	35,000	43,912

County of Onslow Rev., 5.00%, 12/1/2027	25,000	29,410

County of Wayne Rev., 5.00%, 6/1/2024	25,000	28,665

North Carolina Medical Care Commission, Caromont Health Series 2021B, Rev., 5.00%, 2/1/2026 (b)	300,000	362,256

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	113

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

North Carolina — continued

North Carolina Turnpike Authority, Triangle Expressway System Rev., BAN, 5.00%, 2/1/2024	400,000	451,436

State of North Carolina, Build NC Programs, Limited Obligation

Series C, Rev., 5.00%, 5/1/2024	25,000	28,623

Series 2020B, Rev., 5.00%, 5/1/2031	1,250,000	1,655,850

Total North Carolina		2,600,152

North Dakota — 0.0% (e)

North Dakota Public Finance Authority, State Revolving Fund Program Series 2011A, Rev., 5.00%, 10/1/2021	25,000	25,702

Ohio — 4.5%

American Municipal Power, Inc., Greenup Hydro-Electric Project Series 2016A, Rev., 5.00%, 2/15/2030	25,000	29,779

Bowling Green State University, General Receipts Series 2016A, Rev., 5.00%, 6/1/2024	25,000	28,395

Buckeye Tobacco Settlement Financing Authority Series 2020A-2, Class I, Rev., 4.00%, 6/1/2048	250,000	279,250

City of Middleburg Heights, General Health Center Project

Series 2020A, Rev., 4.00%, 8/1/2021	125,000	126,864

Series 2020A, Rev., 4.00%, 8/1/2022	150,000	157,584

City of Reynoldsburg, Limited Tax GO, 5.00%, 12/1/2026	15,000	18,535

County of Hamilton, Sewer System, The Metropolitan Sewer District of Greater Cincinnati Series 2020A, Rev., 5.00%, 12/1/2032	750,000	995,588

County of Warren, Healthcare Facilities, Otterbein Homes Obligated Group Series A, Rev., 4.00%, 7/1/2033	205,000	233,458

Ohio Higher Educational Facility Commission, Denison University Project Series A, Rev., 5.00%, 11/1/2025	75,000	89,309

Ohio Higher Educational Facility Commission, Tiffin University 2019 Project Rev., 5.00%, 11/1/2034	125,000	144,041

Ohio Higher Educational Facility Commission, University of Findlay 2019 Project

Rev., 5.00%, 3/1/2027	55,000	63,043

Rev., 5.00%, 3/1/2034	160,000	182,848

Ohio Higher Educational Facility Commission, Xavier University 2020 Project

Rev., 5.00%, 5/1/2023	195,000	213,186

Rev., 5.00%, 5/1/2024	245,000	277,190

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Ohio — continued

Ohio Turnpike and Infrastructure Commission, Junior Lien Series A, Rev., 5.00%, 2/15/2027	135,000	167,701

Ohio Water Development Authority, Drinking Water Assistance Rev., 5.25%, 12/1/2021	20,000	20,510

Ohio Water Development Authority, Fresh Water Series 2016B, Rev., 5.00%, 6/1/2026	30,000	36,798

Ohio Water Development Authority, Water Pollution Control Loan Fund Series A, Rev., 5.00%, 12/1/2026	45,000	56,035

South-Western City School District, School Facilities Construction and Improvement GO, 5.00%, 6/1/2022 (d)	160,000	169,686

State of Ohio, Capital Facilities Lease Appropriation Mental Health Facilities Improvement Fund Projects Series 2018A, Rev., 5.00%, 6/1/2025	25,000	29,629

State of Ohio, Cleveland Clinic Health System Obligated Group Series 2017A, Rev., 5.00%, 1/1/2028	25,000	31,809

State of Ohio, Highway Capital Improvements Full Faith and Credit/Highway User Receipts Series R, GO, 5.00%, 5/1/2021	20,000	20,161

State of Ohio, Infrastructure Improvement Series A, GO, 5.00%, 9/1/2028	25,000	32,260

State of Ohio, Natural Resources Series V, GO, 5.00%, 10/1/2027	35,000	44,257

Total Ohio		3,447,916

Oklahoma — 0.6%

Cleveland County Educational Facilities Authority, Norman Public Schools Project Rev., 5.00%, 6/1/2025	150,000	174,343

Edmond Public Works Authority, Sales Tax and Utility System Rev., 4.00%, 7/1/2021	10,000	10,126

Oklahoma Capitol Improvement Authority, Capitol Repair Project

Series C, Rev., 5.00%, 1/1/2030	10,000	12,248

Series 2018C, Rev., 5.00%, 1/1/2036	45,000	54,344

Oklahoma Capitol Improvement Authority, State Highway, Capital Improvement

Rev., 5.00%, 10/1/2021	50,000	51,383

Rev., 5.00%, 7/1/2024	100,000	114,706

Oklahoma Water Resources Board, Clean Water Program Rev., 5.00%, 4/1/2023	35,000	38,461

Total Oklahoma		455,611

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Oregon — 0.1%

Hillsboro School District No. 1J GO, 5.00%, 6/15/2028	25,000	31,199

Tri-County Metropolitan Transportation District of Oregon Series A, Rev., 5.00%, 9/1/2030	45,000	55,991

Total Oregon		87,190

Pennsylvania — 6.3%

Aliquippa School District, Limited Tax GO, 3.88%, 12/1/2037	200,000	221,998

Berks County Industrial Development Authority, The Highlands at Wyomissing Series 2017A, Rev., 5.00%, 5/15/2037	250,000	282,475

Bucks County Community College Authority Series 2019A, Rev., GTD, 5.00%, 6/15/2033	35,000	43,734

Chester County Industrial Development Authority, Longwood Gardens Project Rev., 4.00%, 12/1/2024	35,000	39,566

Commonwealth Financing Authority, Tobacco Master Settlement Payment Rev., 5.00%, 6/1/2035	225,000	273,625

County of Chester GO, 5.00%, 11/15/2027	30,000	38,308

County of Lehigh, Lehigh Valley Health Network Hospital Series A, Rev., 4.00%, 7/1/2035	175,000	194,303

Delaware Valley Regional Finance Authority Series 2021A, Rev., 2.00%, 10/1/2029	300,000	310,599

Erie City Water Authority Series 2019D, Rev., 5.00%, 12/1/2027	65,000	81,293

Geisinger Authority, Health System

Series 2020B, Rev., 5.00%, 2/15/2027 (b)	250,000	305,452

Series 2020A, Rev., 4.00%, 4/1/2039	335,000	386,617

Lancaster County Hospital Authority, St. Anne’s Retirement Community, Inc., Project Rev., 5.00%, 3/1/2040	250,000	270,505

Montgomery County Higher Education and Health Authority, Arcadia University

Rev., 5.00%, 4/1/2034	250,000	300,938

Rev., 4.00%, 4/1/2035	205,000	227,552

Montgomery County Higher Education and Health Authority, Thomas Jefferson University Series 2018A, Rev., 4.00%, 9/1/2038	135,000	151,583

Northampton County General Purpose Authority, Moravian College Project Rev., 5.00%, 10/1/2027	185,000	212,689

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pennsylvania — continued

Pennsylvania Higher Educational Facilities Authority, State System of Higher Education Series 2017AU-1, Rev., 5.00%, 6/15/2026	70,000	84,900

Pennsylvania Turnpike Commission

Series A-1, Rev., 5.00%, 12/1/2029	105,000	132,180

Series A-1, Rev., 5.00%, 12/1/2031	60,000	74,857

Series 2020B, Rev., 5.00%, 12/1/2033	280,000	367,276

Seneca Valley School District Series 2015C, GO, 5.00%, 3/1/2028	30,000	35,122

State Public School Building Authority, Delaware County Community College Project Rev., 5.00%, 10/1/2027	25,000	30,252

Township of Palmer

Series 2020C, GO, 4.00%, 11/15/2031	300,000	355,992

Series 2020C, GO, 4.00%, 11/15/2032	275,000	324,387

Township of Upper St. Clair Series A, GO, 4.00%, 6/1/2025	20,000	22,829

Total Pennsylvania		4,769,032

Rhode Island — 0.1%

State of Rhode Island and Providence Plantations Consolidated Capital Development Loan Series 2018A, GO, 5.00%, 4/1/2029	75,000	95,082

South Carolina — 0.6%

Charleston County Airport District Rev., 5.00%, 7/1/2035	250,000	306,228

South Carolina Jobs-Economic Development Authority, Episcopal Home At Still Hopes Series 2018A, Rev., 5.00%, 4/1/2033	125,000	135,296

South Carolina Jobs-Economic Development Authority, Wofford College Project Rev., 5.00%, 4/1/2029	10,000	12,359

Total South Carolina		453,883

South Dakota — 0.1%

City of Rapid City, Sales Tax Rev., 5.00%, 12/1/2023	25,000	28,141

South Dakota Board of Regents, Housing and Auxiliary Facility System Rev., 5.00%, 4/1/2027	35,000	42,456

South Dakota Conservancy District, State Revolving Fund Program Rev., 5.00%, 8/1/2025	35,000	41,755

Total South Dakota		112,352

Tennessee — 2.1%

City of Johnson City Series 2016A, GO, 5.00%, 6/1/2023	15,000	16,592

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	115

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Tennessee — continued

City of Memphis, Sanitary Sewerage System Series 2020B, Rev., 5.00%, 10/1/2033	685,000	902,241

City of Murfreesboro GO, 4.00%, 4/1/2025	25,000	27,701

County of Maury, School Building GO, 5.00%, 4/1/2027	40,000	49,983

County of Montgomery, Public Improvement GO, 5.00%, 4/1/2027	25,000	31,155

County of Robertson GO, 5.00%, 6/1/2025	25,000	29,560

County of Sullivan, School GO, 5.00%, 5/1/2026	30,000	36,572

County of Washington Series 2016A, GO, 4.00%, 6/1/2027	50,000	58,313

County of Williamson GO, 5.00%, 4/1/2024	20,000	22,836

County of Wilson GO, 4.00%, 4/1/2021	20,000	20,062

Metropolitan Government of Nashville and Davidson County

GO, 5.00%, 7/1/2022 (d)	20,000	21,278

Series 2014A, Rev., 5.00%, 5/15/2024	10,000	11,469

Series 2015A, GO, 5.00%, 7/1/2025	10,000	11,907

Shelby County Health Educational and Housing Facilities Board, The Farms at Bailey Station Project

Series 2019A, Rev., 5.00%, 10/1/2029	150,000	152,394

Series 2019A, Rev., 5.50%, 10/1/2034	150,000	154,121

State of Tennessee Series A, GO, 5.00%, 9/1/2025	25,000	28,990

Tennessee Energy Acquisition Corp., Gas Project Series 2017A, Rev., 4.00%, 5/1/2023 (b)	20,000	21,351

Total Tennessee		1,596,525

Texas — 7.0%

Alamo Community College District, Limited Tax GO, 5.00%, 2/15/2024	75,000	85,163

Arlington Higher Education Finance Corp., Uplift Education

Series 2020A, Rev., PSF-GTD, 4.00%, 12/1/2023	200,000	218,976

Series 2020A, Rev., PSF-GTD, 4.00%, 12/1/2024	325,000	365,332

Board of Regents of the University of Texas System, Financing System

Series 2016D, Rev., 5.00%, 8/15/2024	50,000	57,795

Series 2020A, Rev., 5.00%, 8/15/2030	250,000	334,598

Brushy Creek Regional Utility Authority, Inc., Brushy Creek Regional Water Treatment and Distribution Project Rev., 5.00%, 8/1/2026	85,000	103,445

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Texas — continued

City of Austin, Airport System Series 2019B, Rev., AMT, 5.00%, 11/15/2029	240,000	306,833

City of Austin, Public Improvement Series 2012A, GO, 4.00%, 9/1/2026	25,000	26,359

City of Corpus Christi, Certificates of Obligation Series 2016A, GO, 4.00%, 3/1/2026	200,000	233,048

City of Houston, Combined Utility System, First Lien Series 2018D, Rev., 5.00%, 11/15/2030	45,000	57,892

City of Hutto, Waterworks and Sewer System GO, 5.00%, 8/1/2026	80,000	97,502

City of League City, Combination Tax, Certificates of Obligation GO, 5.00%, 2/15/2027	20,000	24,123

City of Pflugerville, Limited Tax GO, 5.00%, 8/1/2026	25,000	30,722

City of San Angelo GO, 5.00%, 2/15/2027	20,000	24,753

City of San Antonio, General Improvement GO, 5.00%, 2/1/2022 (d)	75,000	78,335

City of San Marcos, Combination Tax GO, 5.00%, 8/15/2031	170,000	208,559

Clifton Higher Education Finance Corp., Yes Prep Public Schools, Inc.

Rev., PSF-GTD, 5.00%, 4/1/2029	100,000	127,906

Rev., PSF-GTD, 5.00%, 4/1/2030	185,000	240,557

Rev., PSF-GTD, 4.00%, 4/1/2031	175,000	209,960

Clint Independent School District, Unlimited Tax Series A, GO, PSF-GTD, 5.00%, 2/15/2024	25,000	28,332

County of Fort Bend, Unlimited Tax Series 2016B, GO, 5.00%, 3/1/2022	35,000	36,687

County of Harris, Unlimited Tax Series 2017A, GO, 5.00%, 10/1/2026	25,000	30,895

County of Hays, Limited Tax GO, 5.00%, 2/15/2026	20,000	24,113

County of Montgomery, Unlimited Tax GO, 5.00%, 3/1/2025	25,000	29,246

County of Williamson, Limited Tax GO, 5.00%, 2/15/2026	40,000	48,508

Cypress-Fairbanks Independent School District, Unlimited Tax Series 2015A, GO, PSF-GTD, 5.00%, 2/15/2025	20,000	23,527

Dallas Fort Worth International Airport Rev., 5.00%, 11/1/2022	100,000	107,864

Laredo Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 8/1/2024	25,000	28,859

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Texas — continued

Lower Colorado River Authority, LCRA Transmission Services Corp. Project Rev., 5.00%, 5/15/2035	155,000	192,110

Metropolitan Transit Authority of Harris County, Sales and Use Tax

Series 2017A, Rev., 5.00%, 11/1/2025	45,000	53,974

Series B, Rev., 5.00%, 11/1/2029	25,000	31,086

North East Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 8/1/2025	20,000	23,860

North Texas Municipal Water District, Wastewater System Rev., 5.00%, 6/1/2027	20,000	25,120

Northside Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 8/15/2024	65,000	75,183

Old Spanish Trail-Alemda Corridors Redevelopment Authority Rev., 5.00%, 9/1/2028	125,000	155,974

Pearland Independent School District, Unlimited Tax Series A, GO, PSF-GTD, 5.00%, 2/15/2023	25,000	27,291

Permanent University Fund — University of Texas System Series A, Rev., 5.00%, 7/1/2024	85,000	97,897

Prosper Independent School District, Unlimited Tax School Building GO, PSF-GTD, 5.00%, 2/15/2037	25,000	30,811

San Antonio Water System, Junior Lien Series A, Rev., 5.00%, 5/15/2025	25,000	29,529

Sheldon Independent School District, Unlimited Tax Series 2016A, GO, PSF-GTD, 5.00%, 2/15/2027	100,000	120,024

Sherman Independent School District, Unlimited Tax Series A, GO, PSF-GTD, 5.00%, 2/15/2030	25,000	31,458

Socorro Independent School District, Unlimited Tax Series 2017A, GO, PSF-GTD, 5.00%, 8/15/2028	50,000	62,791

State of Texas, Transportation Commission Mobility Fund Series 2015-A, GO, 5.00%, 10/1/2024	50,000	58,147

Stephen F Austin State University, Financing System Series 2019A, Rev., 5.00%, 10/15/2026	60,000	72,786

Tarrant Regional, Water Control and Improvement District, Water System Rev., 5.00%, 3/1/2025	25,000	29,529

Texas A&M University, Financing System Series E, Rev., 5.00%, 5/15/2030	155,000	191,405

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Texas — continued

Texas Tech University System Series A, Rev., 5.00%, 2/15/2024	35,000	39,732

Texas Water Development Board, Water Implementation Fund

Rev., 5.00%, 8/1/2027	150,000	189,583

Series 2017A, Rev., 5.00%, 4/15/2028	40,000	50,781

Series 2018A, Rev., 5.00%, 10/15/2028	235,000	301,136

Trinity River Authority, Central Regional Wastewater System Rev., 5.00%, 8/1/2034	145,000	177,194

Trinity River Authority, Water Project Rev., 5.00%, 2/1/2026	60,000	72,386

Total Texas		5,329,676

Utah — 2.8%

City of Park City, Sales Tax Rev., 5.00%, 6/15/2022	30,000	31,845

City of South Jordan, Sales Tax Rev., 5.00%, 8/15/2029	45,000	59,162

County of Summit, Sales Tax Rev., 5.00%, 12/15/2023	70,000	79,223

Jordan Valley Water Conservancy District Series 2019A, Rev., 5.00%, 10/1/2029	25,000	30,572

Snyderville Basin Special Recreation District GO, 4.00%, 12/15/2025	100,000	116,047

University of Utah (The)

Series B, Rev., 5.00%, 8/1/2023 (d)	25,000	27,824

Series 2020A, Rev., 5.00%, 8/1/2031	830,000	1,105,751

Utah Charter School Finance Authority, Summit Academy Incorporated Series A, Rev., 5.00%, 4/15/2030	110,000	135,358

Utah Charter School Finance Authority, The Freedom Academy Foundation, St. George Campus Project Series 2021A, Rev., 5.00%, 6/15/2041 (c)	150,000	163,596

Utah Transit Authority, Subordinate Sales Tax Series A, Rev., BHAC-CR, MBIA, 5.00%, 6/15/2035	295,000	403,536

Washington County Water Conservancy District Series 2017A, Rev., 5.00%, 10/1/2021	10,000	10,282

Total Utah		2,163,196

Vermont — 0.0% (e)

Vermont Municipal Bond Bank, Local Investment Bonds Series 2019-2, Rev., 5.00%, 12/1/2025	25,000	30,219

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	117

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Virginia — 1.4%

City of Richmond, Public Improvement Series B, GO, 5.00%, 7/15/2027	175,000	221,315

Commonwealth of Virginia Series A, GO, 5.00%, 6/1/2030	25,000	32,058

County of Spotsylvania, Public Improvement GO, 5.00%, 7/15/2029	85,000	109,226

Hampton Roads Sanitation District, Wastewater Series 2014A, Rev., 5.00%, 7/1/2021	15,000	15,241

Roanoke Economic Development Authority, Carilion Clinic Obligated Group Series 2010D, Rev., 5.00%, 7/1/2030 (b)	200,000	259,786

Virginia College Building Authority, Educational Facilities, 21st Century College and Equipment Programs Series 2017B, Rev., 5.00%, 2/1/2024	75,000	85,065

Virginia College Building Authority, Educational Facilities, Public Higher Education Financing Program Series 2014A, Rev., 5.00%, 9/1/2024 (d)	100,000	115,846

Virginia Commonwealth Transportation Board, Capital Projects Rev., 5.00%, 5/15/2023	35,000	38,628

Virginia Public Building Authority, Public Facilities Series A, Rev., 5.00%, 8/1/2022	25,000	26,712

Virginia Public School Authority, School Financing 1997 Resolution Series 2018B, Rev., 5.00%, 8/1/2021	125,000	127,486

Virginia Resources Authority, Infrastructure Pooled Financing Program Series 2013-C, Rev., 5.00%, 11/1/2023	35,000	39,373

Total Virginia		1,070,736

Washington — 3.2%

Benton County School District No. 17 Kennewick, Unlimited Tax GO, 5.00%, 12/1/2024	45,000	52,521

Central Puget Sound Regional Transit Authority, Sales and Use Tax Series 2015S-1, Rev., 5.00%, 11/1/2024	30,000	34,964

City of Bonney Lake, Water and Sewer System Rev., 4.00%, 12/1/2030	10,000	11,359

City of Richland, Waterworks Utility Rev., 4.00%, 11/1/2022	10,000	10,636

City of Seattle, Drainage and Wastewater System Improvement Rev., 4.00%, 4/1/2026	20,000	23,381

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Washington — continued

City of Seattle, Wastewater System Improvement Rev., 5.00%, 8/1/2024	35,000	40,429

City of University Place, Limited Tax GO, 5.00%, 12/1/2026	85,000	103,182

Clark County School District No. 101 La Center, Unlimited Tax GO, 5.00%, 12/1/2029	50,000	63,228

County of King, Limited Tax

Series A, GO, 5.00%, 7/1/2025	50,000	58,467

Series B, GO, 5.00%, 12/1/2025	20,000	22,571

County of Snohomish, Limited Tax GO, 5.00%, 12/1/2025	10,000	11,847

Energy Northwest Series 2017A, Rev., 5.00%, 7/1/2028	55,000	68,867

Energy Northwest, Bonneville Power Administrator Series 2016-A, Rev., 5.00%, 7/1/2028	25,000	30,460

Franklin County School District No. 1 Pasco, Unlimited Tax GO, 5.00%, 12/1/2030	175,000	218,463

King County Public Hospital District No. 2, Evergreen Healthcare GO, 5.00%, 12/1/2031	105,000	121,151

King County School District No. 403 Renton, Unlimited Tax GO, 5.00%, 12/1/2022	100,000	106,002

King County School District No. 405 Bellevue, Unlimited Tax

GO, 5.00%, 12/1/2021	30,000	31,091

GO, 5.00%, 12/1/2026	20,000	24,815

King County School District No. 411 Issaquah, Unlimited Tax GO, 5.00%, 12/1/2024	35,000	40,907

Mason County School District No. 309 Shelton, Unlimited Tax GO, 5.00%, 12/1/2029	45,000	55,231

Pend Oreille County, Public Utility District No. 1, Box Canyon Production System Rev., 5.00%, 1/1/2027	65,000	74,652

Pierce County, Puyallup School District No. 3, Unlimited Tax GO, 5.00%, 12/1/2031	305,000	375,955

Pierce County, White River School District No. 416, Unlimited Tax GO, 5.00%, 12/1/2025	50,000	60,307

Snohomish County School District No. 15 Edmonds, Unlimited Tax

GO, 5.00%, 12/1/2025	25,000	30,167

GO, 5.00%, 12/1/2027	25,000	29,984

Snohomish County School District No. 4 Lake Stevens, Unlimited Tax GO, 5.00%, 12/1/2024	25,000	29,128

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Washington — continued

Spokane County School District No. 354, Unlimited Tax GO, 5.00%, 12/1/2024	20,000	23,359

State of Washington, Motor Vehicle Fuel Tax Series 2016C, GO, 5.00%, 7/1/2026	100,000	120,979

State of Washington, State and Local Agency Real and Personal Property Series 2015-C, COP, 5.00%, 1/1/2029	55,000	65,669

State of Washington, Various Purpose Series 2015G, GO, 5.00%, 7/1/2026	125,000	146,245

Washington Health Care Facilities Authority, Providence St. Joseph Health Series 2018B, Rev., 5.00%, 10/1/2028	30,000	38,377

Washington Higher Education Facilities Authority, Seattle University Project

Rev., 5.00%, 5/1/2022	200,000	210,526

Rev., 5.00%, 5/1/2023	125,000	136,289

Total Washington		2,471,209

Wisconsin — 2.9%

City of Milwaukee, Promissory Notes Series N4 & B5, GO, 5.00%, 4/1/2023	85,000	92,827

Hamilton School District, School Building Improvement GO, 5.00%, 4/1/2025	60,000	70,911

Public Finance Authority, Acts Retirement Life Communities, Inc., Obligated Group Series 2020A, Rev., 4.00%, 11/15/2037	300,000	345,126

Public Finance Authority, Blue Ridge Healthcare Facilities

Series 2020A, Rev., 5.00%, 1/1/2022	175,000	181,592

Series 2020A, Rev., 5.00%, 1/1/2023	300,000	324,396

Public Finance Authority, Piedmont Community Charter School Rev., 5.00%, 6/15/2039	200,000	232,150

Public Finance Authority, Ultimate Medical Academy Project Series 2019A, Rev., 5.00%, 10/1/2029 (c)	150,000	179,307

State of Wisconsin

Series B, GO, 4.00%, 5/1/2023	40,000	43,242

Series 1, GO, 5.00%, 11/1/2024	40,000	46,651

Series 2, GO, 5.00%, 11/1/2026	50,000	60,982

State of Wisconsin, Clean Water Fund Leveraged Loan Portfolio

Series 1, Rev., 5.00%, 6/1/2023 (d)	25,000	27,635

Rev., 5.00%, 6/1/2024 (d)	65,000	74,591

State of Wisconsin, Environmental Improvement Fund

Series A, Rev., 5.00%, 6/1/2025	35,000	41,627

Series A, Rev., 5.00%, 6/1/2026	20,000	24,544

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Wisconsin — continued

Village of Pleasant Prairie GO, 4.00%, 8/1/2024	10,000	11,158

Wisconsin Department of Transportation

Series 2, Rev., 5.00%, 7/1/2031	180,000	222,907

Series 2, Rev., 5.00%, 7/1/2032	50,000	61,720

Wisconsin Health and Educational Facilities Authority, St. Camillus Health System Series 2019A, Rev., 5.00%, 11/1/2029	150,000	164,996

Total Wisconsin		2,206,362

Total Municipal Bonds (Cost $73,046,678)		74,939,329

Total Investments — 98.4% (Cost $73,046,678)		74,939,329

Other Assets Less Liabilities — 1.6%		1,180,976

NET ASSETS — 100.0%		76,120,305

Percentages indicated are based on net assets.

Abbreviations
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
BHAC	Insured by Berkshire Hathaway Assurance Corp.
COP	Certificate of Participation
CR	Custodial Receipts
FHA	Federal Housing Administration
GAN	Grant Anticipation Note
GO	General Obligation
GTD	Guaranteed
LIQ	Liquidity Agreement
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
Rev.	Revenue

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2021.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Security is prerefunded or escrowed to maturity.
(e)	Amount rounds to less than 0.1% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	119

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. Treasury Obligations — 37.0%

U.S. Treasury Bonds

7.63%, 11/15/2022	7,489,000	8,442,385

6.88%, 8/15/2025	1,960,000	2,494,100

6.75%, 8/15/2026	1,391,000	1,830,904

6.63%, 2/15/2027	2,750,000	3,665,879

6.38%, 8/15/2027	4,380,000	5,860,303

6.13%, 11/15/2027	3,495,000	4,649,442

5.50%, 8/15/2028	160,000	209,875

5.25%, 11/15/2028	2,210,000	2,875,072

6.13%, 8/15/2029	2,250,000	3,137,344

6.25%, 5/15/2030	40,000	57,294

5.38%, 2/15/2031	3,600,000	4,948,312

4.50%, 2/15/2036	436,000	599,500

4.75%, 2/15/2037	256,000	364,120

5.00%, 5/15/2037	5,184,000	7,575,120

4.50%, 5/15/2038	2,140,000	2,994,997

3.50%, 2/15/2039	5,083,000	6,365,663

4.25%, 5/15/2039	30,000	41,142

4.50%, 8/15/2039	1,283,000	1,811,436

4.38%, 11/15/2039	356,000	496,231

4.63%, 2/15/2040	2,660,000	3,826,659

1.13%, 5/15/2040	1,594,000	1,371,338

1.13%, 8/15/2040	224,000	191,905

1.38%, 11/15/2040	97,400	87,264

3.13%, 2/15/2042	1,049,000	1,254,047

2.50%, 2/15/2045	3,415,000	3,678,062

3.00%, 5/15/2045	1,904,000	2,238,985

3.00%, 11/15/2045	26,000	30,611

2.50%, 5/15/2046	11,654,000	12,553,543

2.25%, 8/15/2046	3,461,000	3,554,555

3.00%, 2/15/2047	1,424,000	1,683,880

3.38%, 11/15/2048	40,000	50,850

3.00%, 2/15/2049	1,936,000	2,306,260

2.25%, 8/15/2049	3,753,000	3,863,831

2.38%, 11/15/2049	3,863,000	4,083,915

1.25%, 5/15/2050	4,536,400	3,663,852

1.38%, 8/15/2050	5,091,000	4,250,985

U.S. Treasury Notes

2.50%, 1/15/2022	19,781,000	20,196,710

1.38%, 1/31/2022	251,000	253,951

1.50%, 1/31/2022	5,305,000	5,373,385

1.88%, 1/31/2022	457,000	464,462

1.13%, 2/28/2022	1,559,000	1,574,894

1.88%, 2/28/2022	112,000	113,978

0.13%, 7/31/2022	1,644,000	1,644,385

0.13%, 9/30/2022	9,133,000	9,134,427

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

1.38%, 10/15/2022	50,000	51,010

0.13%, 5/15/2023	1,174,000	1,172,899

1.63%, 5/31/2023	600,000	619,453

0.25%, 6/15/2023	12,000,000	12,019,688

1.25%, 7/31/2023	5,200,000	5,333,250

0.13%, 8/15/2023	1,000,000	998,203

1.38%, 8/31/2023	360,000	370,575

1.38%, 9/30/2023	15,431,000	15,895,136

2.88%, 9/30/2023	700,000	748,070

0.13%, 10/15/2023	2,200,000	2,194,672

2.88%, 11/30/2023	2,077,000	2,227,258

2.25%, 12/31/2023	267,000	282,081

2.63%, 12/31/2023	621,000	662,626

2.25%, 1/31/2024	653,000	690,650

2.50%, 1/31/2024	3,854,000	4,104,209

2.13%, 2/29/2024	500,000	527,461

2.38%, 2/29/2024	10,212,000	10,849,452

2.13%, 3/31/2024	1,397,000	1,475,036

2.50%, 5/15/2024	100,000	107,008

2.00%, 5/31/2024	3,850,000	4,056,938

1.75%, 6/30/2024	1,967,000	2,057,820

1.75%, 7/31/2024	410,000	429,155

2.38%, 8/15/2024	2,800,000	2,992,500

1.25%, 8/31/2024	1,617,000	1,664,878

1.88%, 8/31/2024	1,509,000	1,586,690

1.50%, 9/30/2024	100,000	103,875

1.50%, 10/31/2024	993,000	1,031,479

1.50%, 11/30/2024	9,437,000	9,804,158

1.75%, 12/31/2024	142,000	148,900

1.38%, 1/31/2025	1,860,000	1,923,647

2.50%, 1/31/2025	450,000	485,297

2.00%, 2/15/2025	530,000	561,345

1.13%, 2/28/2025	1,153,000	1,181,104

0.50%, 3/31/2025	58,000	57,937

2.13%, 5/15/2025	163,000	173,748

0.25%, 5/31/2025	103,300	101,920

2.88%, 5/31/2025	12,000,000	13,170,000

0.25%, 6/30/2025	1,802,000	1,776,096

2.00%, 8/15/2025	600,000	637,031

0.25%, 9/30/2025	400,000	392,938

0.25%, 10/31/2025	6,200,000	6,085,203

2.25%, 11/15/2025	104,000	111,711

0.38%, 12/31/2025	89,000	87,672

2.63%, 12/31/2025	3,339,000	3,647,857

1.63%, 2/15/2026	4,739,000	4,951,515

2.50%, 2/28/2026	136,000	147,953

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. Treasury Obligations — continued

2.25%, 3/31/2026	10,000	10,759

2.13%, 5/31/2026	200,000	213,969

1.88%, 7/31/2026	383,000	404,753

1.50%, 8/15/2026	507,000	525,458

1.38%, 8/31/2026	398,000	409,722

1.63%, 9/30/2026	150,000	156,398

1.63%, 10/31/2026	7,371,000	7,680,812

1.63%, 11/30/2026	1,639,000	1,707,505

1.75%, 12/31/2026	2,300,000	2,412,664

2.25%, 2/15/2027	1,800,000	1,939,359

0.50%, 4/30/2027	413,800	402,259

2.38%, 5/15/2027	1,900,000	2,062,539

0.38%, 7/31/2027	2,417,000	2,321,264

2.25%, 8/15/2027	2,000,000	2,155,469

0.50%, 10/31/2027	4,633,000	4,465,778

2.25%, 11/15/2027	400,000	430,937

0.63%, 11/30/2027	3,680,000	3,571,900

1.13%, 2/29/2028	2,001,000	2,003,460

2.88%, 5/15/2028	400,000	448,562

3.13%, 11/15/2028	303,000	346,272

2.63%, 2/15/2029	1,589,000	1,759,818

1.63%, 8/15/2029	1,218,000	1,253,968

1.75%, 11/15/2029	856,000	889,571

0.63%, 5/15/2030	881,000	826,075

0.63%, 8/15/2030	12,000	11,214

0.88%, 11/15/2030	1,854,000	1,769,701

Total U.S. Treasury Obligations (Cost $305,744,848)		305,744,143

Mortgage-Backed Securities — 27.2%

FHLMC Gold Pools, 15 Year

Pool # G14541, 2.50%, 8/1/2022	9,055	9,118

Pool # J10548, 4.00%, 8/1/2024	34,781	37,051

Pool # J15449, 4.00%, 5/1/2026	133,532	142,454

Pool # G14781, 3.50%, 3/1/2027	76,901	82,202

Pool # G15201, 4.00%, 5/1/2027	32,312	34,421

Pool # J20129, 2.50%, 8/1/2027	120,479	126,121

Pool # G15438, 4.00%, 9/1/2027	24,011	25,620

Pool # G15602, 2.50%, 11/1/2027	88,481	92,812

Pool # E09028, 2.00%, 3/1/2028	131,819	136,495

Pool # J23362, 2.00%, 4/1/2028	128,481	133,039

Pool # G18466, 2.00%, 5/1/2028	18,886	19,555

Pool # G18465, 2.50%, 5/1/2028	36,473	38,172

Pool # G16762, 3.50%, 12/1/2028	29,098	31,136

Pool # G15601, 2.50%, 1/1/2029	80,459	84,607

Pool # G14957, 3.50%, 1/1/2029	167,778	181,324

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pool # G15093, 3.00%, 4/1/2029	206,095	219,488

Pool # G16570, 4.00%, 7/1/2029	22,522	23,991

Pool # G18540, 2.50%, 2/1/2030	48,331	50,666

Pool # G18556, 2.50%, 6/1/2030	59,505	62,380

Pool # V60840, 3.00%, 6/1/2030	15,185	16,282

Pool # G16622, 3.00%, 11/1/2030	60,516	64,347

Pool # G16019, 3.50%, 12/1/2030	30,391	32,454

Pool # J33545, 3.00%, 1/1/2031	158,318	171,250

Pool # G16044, 2.50%, 1/1/2032	158,411	166,139

Pool # J36524, 3.00%, 3/1/2032	161,743	171,256

Pool # J36660, 3.00%, 3/1/2032	110,389	119,110

Pool # J38270, 2.50%, 1/1/2033	530,855	556,065

Pool # G16568, 2.50%, 4/1/2033	218,539	228,916

Pool # G18706, 3.00%, 9/1/2033	16,408	17,352

FHLMC Gold Pools, 20 Year Pool # K90941, 3.50%, 8/1/2033	29,464	31,882

FHLMC Gold Pools, 30 Year

Pool # V81680, 4.50%, 12/1/2034	118,649	133,277

Pool # A30892, 5.00%, 1/1/2035	113,987	130,714

Pool # A39210, 5.50%, 10/1/2035	39,110	44,800

Pool # V83754, 5.50%, 1/1/2036	51,388	58,869

Pool # A82255, 5.50%, 9/1/2036	121,259	132,143

Pool # G03381, 5.50%, 9/1/2037	34,123	39,207

Pool # A89760, 4.50%, 12/1/2039	34,817	39,109

Pool # A92197, 5.00%, 5/1/2040	99,698	113,262

Pool # G06856, 6.00%, 5/1/2040	6,044	7,043

Pool # A93359, 4.00%, 8/1/2040	9,292	10,271

Pool # G06222, 4.00%, 1/1/2041	339,514	375,298

Pool # G07794, 5.50%, 6/1/2041	16,030	18,520

Pool # Q03514, 4.50%, 9/1/2041	113,755	127,562

Pool # Q03516, 4.50%, 9/1/2041	37,653	42,223

Pool # Q04088, 3.50%, 10/1/2041	37,006	40,188

Pool # Q04688, 4.00%, 11/1/2041	4,946	5,470

Pool # G08477, 3.50%, 2/1/2042	13,482	14,641

Pool # Q06771, 3.00%, 3/1/2042	52,348	56,034

Pool # C03858, 3.50%, 4/1/2042	129,942	141,297

Pool # Q08646, 3.50%, 6/1/2042	39,392	42,597

Pool # G60737, 4.50%, 8/1/2042	161,506	181,220

Pool # Q11220, 3.50%, 9/1/2042	145,403	157,236

Pool # Q13477, 3.00%, 12/1/2042	167,991	179,821

Pool # Q14321, 3.00%, 12/1/2042	44,873	48,033

Pool # C04420, 3.00%, 1/1/2043	247,047	264,463

Pool # Q14694, 3.00%, 1/1/2043	1,859,135	2,002,783

Pool # G61723, 3.50%, 1/1/2043	97,214	108,276

Pool # Q15020, 4.00%, 1/1/2043	32,639	36,165

Pool # C09031, 2.50%, 2/1/2043	147,479	154,312

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	121

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # V80026, 3.00%, 4/1/2043	74,226	79,301

Pool # Q17374, 4.00%, 4/1/2043	122,922	139,097

Pool # Q20542, 3.00%, 7/1/2043	61,915	66,149

Pool # C09044, 3.50%, 7/1/2043	28,887	31,419

Pool # G62033, 4.00%, 11/1/2043	203,496	224,903

Pool # G08599, 3.50%, 8/1/2044	67,696	72,949

Pool # Q27903, 4.00%, 8/1/2044	122,199	133,941

Pool # Z40090, 4.50%, 9/1/2044	50,894	56,818

Pool # G60183, 4.00%, 12/1/2044	49,157	54,317

Pool # G61769, 4.50%, 12/1/2044	107,118	120,194

Pool # Q30868, 3.50%, 1/1/2045	71,302	76,834

Pool # G61617, 4.50%, 1/1/2045	32,991	37,562

Pool # Q33006, 3.50%, 4/1/2045	38,197	41,080

Pool # V81760, 4.00%, 5/1/2045	30,394	33,268

Pool # Q34508, 3.50%, 6/1/2045	612,508	659,607

Pool # G08651, 4.00%, 6/1/2045	184,685	202,162

Pool # Q33685, 4.00%, 6/1/2045	418,657	458,269

Pool # G08653, 3.00%, 7/1/2045	84,677	89,725

Pool # Q35223, 4.00%, 8/1/2045	18,929	20,521

Pool # G08669, 4.00%, 9/1/2045	57,763	63,230

Pool # G60238, 3.50%, 10/1/2045	1,085,773	1,180,076

Pool # G60480, 4.50%, 11/1/2045	126,196	140,892

Pool # G08697, 3.00%, 3/1/2046	672,996	712,580

Pool # G08693, 3.50%, 3/1/2046	549,924	591,435

Pool # G60506, 3.50%, 4/1/2046	65,402	70,848

Pool # Q39844, 3.50%, 4/1/2046	201,426	216,075

Pool # G61260, 4.50%, 4/1/2046	40,154	44,920

Pool # G08710, 3.00%, 6/1/2046	59,978	63,506

Pool # Q41024, 3.00%, 6/1/2046	726,526	777,512

Pool # Q42045, 3.50%, 7/1/2046	35,266	37,943

Pool # G08724, 2.50%, 9/1/2046	19,556	20,309

Pool # G61070, 3.00%, 9/1/2046	638,041	681,617

Pool # G61730, 3.00%, 9/1/2046	201,687	215,461

Pool # Q42921, 3.50%, 9/1/2046	136,411	146,766

Pool # G61235, 4.50%, 9/1/2046	40,058	45,031

Pool # Q43892, 4.50%, 10/1/2046	121,695	137,246

Pool # G08736, 2.50%, 12/1/2046	19,620	20,375

Pool # Q45872, 3.00%, 1/1/2047	943,191	998,667

Pool # G08747, 3.00%, 2/1/2047	276,315	292,567

Pool # G61623, 3.00%, 4/1/2047	40,561	42,976

Pool # G60985, 3.00%, 5/1/2047	132,593	141,898

Pool # G60996, 3.50%, 5/1/2047	12,427	13,443

Pool # Q47884, 4.00%, 5/1/2047	40,295	43,540

Pool # V83233, 4.00%, 6/1/2047	181,265	198,554

Pool # Q49796, 3.50%, 8/1/2047	172,515	187,365

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pool # Q50029, 3.50%, 8/1/2047	379,420	404,038

Pool # G08775, 4.00%, 8/1/2047	69,697	75,308

Pool # Q50152, 4.00%, 8/1/2047	161,401	174,400

Pool # Q51268, 3.50%, 10/1/2047	88,986	94,527

Pool # G08787, 3.00%, 11/1/2047	544,702	573,844

Pool # G61681, 3.00%, 12/1/2047	12,646	13,322

Pool # Q52866, 3.00%, 12/1/2047	29,740	31,942

Pool # G08793, 4.00%, 12/1/2047	64,073	69,233

Pool # Q53670, 3.50%, 1/1/2048	399,438	424,315

Pool # Q53751, 3.50%, 1/1/2048	171,342	182,013

Pool # G08799, 3.00%, 2/1/2048	263,409	277,501

Pool # G08800, 3.50%, 2/1/2048	197,572	209,876

Pool # Q54813, 3.50%, 3/1/2048	340,742	362,691

Pool # G08812, 3.00%, 4/1/2048	18,626	19,530

Pool # Q55484, 3.50%, 4/1/2048	559,821	593,690

Pool # G61866, 4.00%, 6/1/2048	42,148	46,528

Pool # Q57420, 4.50%, 7/1/2048	70,642	77,000

Pool # Q58587, 3.50%, 9/1/2048	8,617	9,138

Pool # G08837, 4.50%, 9/1/2048	9,860	10,727

Pool # G61607, 4.50%, 9/1/2048	192,474	214,716

Pool # G08841, 3.50%, 10/1/2048	28,626	30,357

Pool # G08842, 4.00%, 10/1/2048	31,343	33,654

Pool # G61737, 3.50%, 11/1/2048	362,186	391,502

Pool # V84897, 4.00%, 11/1/2048	59,756	64,454

Pool # G61885, 4.50%, 11/1/2048	58,096	63,201

Pool # Q59805, 4.50%, 11/1/2048	109,155	118,746

Pool # G08853, 4.50%, 12/1/2048	32,986	35,885

Pool # Q62234, 4.50%, 12/1/2048	220,049	244,566

Pool # G67718, 4.00%, 1/1/2049	19,429	21,258

Pool # G08862, 4.00%, 2/1/2049	49,616	53,274

Pool # Q61487, 4.00%, 2/1/2049	58,364	63,300

Pool # V85252, 3.50%, 3/1/2049	133,476	143,090

Pool # Q62004, 4.00%, 3/1/2049	68,949	75,362

Pool # Q63195, 3.00%, 4/1/2049	78,548	82,412

Pool # G08874, 5.00%, 4/1/2049	24,501	27,292

Pool # Q63756, 3.00%, 5/1/2049	161,375	172,346

Pool # G08876, 3.50%, 5/1/2049	97,403	103,306

Pool # G08887, 3.00%, 6/1/2049	70,333	73,453

FHLMC UMBS, 15 Year

Pool # ZS5890, 4.00%, 7/1/2024	216,844	230,994

Pool # ZK2080, 4.00%, 1/1/2025	70,653	75,308

Pool # ZA2587, 4.00%, 9/1/2025	18,151	19,377

Pool # ZK2723, 3.50%, 11/1/2025	31,978	34,201

Pool # ZK3540, 3.00%, 9/1/2026	137,721	145,719

Pool # ZS8460, 3.00%, 4/1/2027	31,834	33,686

Pool # SB0031, 3.50%, 10/1/2027	58,981	62,982

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # ZS7751, 3.00%, 1/1/2029	195,128	207,599

Pool # SB0071, 2.50%, 5/1/2030	49,782	52,103

Pool # ZS7331, 3.00%, 12/1/2030	40,357	43,273

Pool # ZS7938, 2.50%, 1/1/2033	110,208	117,137

Pool # SB0256, 4.00%, 11/1/2033	191,563	204,063

Pool # SB0077, 3.50%, 10/1/2034	112,376	120,008

Pool # QN1148, 2.50%, 12/1/2034	103,821	110,115

Pool # SB8031, 2.50%, 2/1/2035	289,825	302,753

Pool # QN2407, 2.00%, 6/1/2035	213,604	220,959

Pool # SB8500, 2.50%, 7/1/2035	551,762	587,494

Pool # SB8501, 2.00%, 8/1/2035	386,484	402,130

Pool # SB8068, 1.50%, 10/1/2035	293,710	297,154

Pool # SB0424, 2.00%, 10/1/2035	1,386,286	1,441,633

Pool # RC1712, 1.50%, 12/1/2035	1,565,137	1,586,272

FHLMC UMBS, 20 Year

Pool # ZA2277, 3.00%, 9/1/2032	118,381	125,573

Pool # ZJ9491, 3.50%, 12/1/2032	26,582	28,778

Pool # ZS9164, 3.00%, 9/1/2033	660,563	713,553

Pool # ZA2463, 3.50%, 6/1/2037	61,995	66,173

Pool # RB5001, 3.50%, 7/1/2039	36,728	38,953

Pool # RB5026, 2.50%, 11/1/2039	76,868	79,568

Pool # QK0157, 2.50%, 1/1/2040	80,992	83,836

Pool # RB5032, 2.50%, 2/1/2040	63,178	65,397

Pool # RB5037, 2.50%, 3/1/2040	206,186	213,427

Pool # RB5043, 2.50%, 4/1/2040	150,263	156,320

Pool # RB5048, 2.50%, 5/1/2040	164,362	170,987

Pool # RB5066, 2.50%, 8/1/2040	500,263	520,424

FHLMC UMBS, 30 Year

Pool # ZI3765, 5.50%, 11/1/2035	47,240	54,661

Pool # ZS2546, 5.00%, 2/1/2039	25,736	29,599

Pool # ZJ0449, 4.00%, 9/1/2040	36,859	40,740

Pool # ZL3548, 3.50%, 8/1/2042	159,597	172,597

Pool # ZS3712, 3.50%, 4/1/2043	221,568	246,834

Pool # ZS4077, 3.50%, 1/1/2044	32,062	35,076

Pool # ZL8869, 3.50%, 12/1/2044	41,085	44,501

Pool # ZS4596, 3.50%, 12/1/2044	14,659	15,797

Pool # ZS4598, 3.00%, 1/1/2045	18,006	19,151

Pool # ZL9010, 3.50%, 1/1/2045	23,034	24,949

Pool # ZS4609, 3.00%, 4/1/2045	69,055	73,151

Pool # ZM0037, 3.50%, 8/1/2045	226,704	243,761

Pool # ZS9809, 4.50%, 9/1/2045	43,346	48,386

Pool # ZS9589, 4.50%, 12/1/2045	69,948	78,080

Pool # ZA4628, 4.00%, 3/1/2046	62,923	69,541

Pool # ZS9743, 4.00%, 5/1/2046	1,313,918	1,437,899

Pool # SD0073, 4.50%, 6/1/2046	99,568	111,335

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pool # ZM1621, 4.50%, 9/1/2046	170,778	195,137

Pool # SD0146, 3.00%, 11/1/2046	240,413	254,463

Pool # ZM2209, 3.50%, 12/1/2046	415,266	446,492

Pool # ZM3134, 3.50%, 5/1/2047	123,770	133,771

Pool # ZS4729, 3.00%, 8/1/2047	554,790	584,184

Pool # ZM4635, 4.00%, 11/1/2047	816,528	882,461

Pool # SD0225, 3.00%, 12/1/2047	921,398	976,973

Pool # ZT0534, 3.50%, 12/1/2047	501,967	545,114

Pool # ZS4750, 3.00%, 1/1/2048	46,440	48,900

Pool # ZT0536, 3.50%, 3/1/2048	555,542	600,432

Pool # ZM6887, 3.00%, 5/1/2048	103,926	108,864

Pool # ZS4777, 3.50%, 7/1/2048	10,466	11,096

Pool # ZM7669, 3.50%, 8/1/2048	121,720	131,953

Pool # ZA5677, 4.00%, 9/1/2048	47,479	51,212

Pool # ZT1597, 3.00%, 12/1/2048	37,889	39,689

Pool # ZA6286, 4.00%, 2/1/2049	287,077	310,640

Pool # ZT1776, 3.50%, 3/1/2049	57,944	61,470

Pool # ZN5087, 4.00%, 4/1/2049	250,823	271,744

Pool # ZT1864, 4.00%, 4/1/2049	8,279	8,897

Pool # ZT1951, 3.50%, 5/1/2049	19,423	20,605

Pool # ZT1952, 4.00%, 5/1/2049	131,148	140,930

Pool # QA4907, 3.00%, 6/1/2049	267,318	281,482

Pool # ZT2086, 3.50%, 6/1/2049	107,107	113,625

Pool # ZT2087, 4.00%, 6/1/2049	54,928	59,025

Pool # SD0040, 3.00%, 7/1/2049	64,124	67,008

Pool # SD7502, 3.50%, 7/1/2049	250,790	269,459

Pool # SD8001, 3.50%, 7/1/2049	37,676	39,969

Pool # SD7501, 4.00%, 7/1/2049	144,675	159,443

Pool # QA1790, 3.00%, 8/1/2049	119,853	125,244

Pool # QA1997, 3.00%, 8/1/2049	38,687	40,428

Pool # SD8005, 3.50%, 8/1/2049	133,500	141,623

Pool # SD8006, 4.00%, 8/1/2049	84,489	90,791

Pool # SD8014, 5.00%, 8/1/2049	280,133	311,555

Pool # SD8016, 3.00%, 10/1/2049	42,711	44,633

Pool # SD8023, 2.50%, 11/1/2049	16,007	16,570

Pool # SD8025, 3.50%, 11/1/2049	382,571	405,851

Pool # SD8029, 2.50%, 12/1/2049	293,038	303,330

Pool # RA1878, 3.50%, 12/1/2049	287,642	306,362

Pool # SD8037, 2.50%, 1/1/2050	772,037	799,151

Pool # QA7416, 3.00%, 2/1/2050	1,250,711	1,307,687

Pool # QA7554, 3.00%, 2/1/2050	2,369,038	2,532,612

Pool # RA2116, 3.00%, 2/1/2050	993,640	1,052,931

Pool # SD0303, 2.50%, 4/1/2050	1,088,743	1,139,394

Pool # RA2471, 3.50%, 4/1/2050	156,023	167,961

Pool # SD8080, 2.00%, 6/1/2050	87,190	88,100

Pool # QB1691, 2.00%, 7/1/2050	1,147,537	1,159,518

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	123

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # SD8089, 2.50%, 7/1/2050	3,776,328	3,912,671

Pool # SD8083, 2.50%, 8/1/2050	2,025,911	2,099,056

Pool # RA3727, 2.00%, 10/1/2050	2,565,379	2,605,318

Pool # SD8104, 1.50%, 11/1/2050	158,294	155,252

Pool # QB5222, 2.00%, 11/1/2050	2,759,225	2,792,037

Pool # RA4197, 2.50%, 12/1/2050	771,377	801,074

Pool # QB8583, 1.50%, 2/1/2051	1,423,000	1,396,290

FNMA UMBS, 15 Year

Pool # AC8711, 4.00%, 12/1/2024	345,316	367,804

Pool # AC7007, 4.50%, 1/1/2025	35,508	37,131

Pool # AL9580, 4.00%, 3/1/2025	28,141	29,974

Pool # 932724, 4.00%, 4/1/2025	12,826	13,685

Pool # AE0971, 4.00%, 5/1/2025	58,001	61,778

Pool # AE0939, 3.50%, 2/1/2026	70,256	75,135

Pool # FM2968, 4.00%, 5/1/2026	20,665	22,049

Pool # AJ6632, 3.00%, 11/1/2026	78,622	83,183

Pool # AJ9357, 3.50%, 1/1/2027	163,743	175,222

Pool # AK4047, 3.00%, 2/1/2027	32,400	34,276

Pool # AL4586, 4.00%, 2/1/2027	74,717	79,717

Pool # AB5095, 3.00%, 5/1/2027	31,843	33,764

Pool # AO0527, 3.00%, 5/1/2027	43,603	46,199

Pool # AO4400, 2.50%, 7/1/2027	90,919	95,300

Pool # AB5823, 3.50%, 8/1/2027	141,139	151,184

Pool # AL8138, 4.00%, 9/1/2027	43,578	46,494

Pool # AB6811, 2.50%, 10/1/2027	22,877	23,944

Pool # AQ9442, 2.00%, 12/1/2027	47,015	48,622

Pool # AB8447, 2.50%, 2/1/2028	40,812	42,715

Pool # AR4180, 2.50%, 2/1/2028	21,278	22,362

Pool # AL3802, 3.00%, 2/1/2028	127,216	134,619

Pool # AB8787, 2.00%, 3/1/2028	131,566	136,210

Pool # AP6059, 2.00%, 6/1/2028	16,227	16,799

Pool # BM5381, 3.00%, 6/1/2028	135,814	143,717

Pool # BM1892, 2.50%, 9/1/2028	40,716	42,691

Pool # AU6682, 3.00%, 9/1/2028	23,469	24,894

Pool # AS0761, 3.00%, 10/1/2028	50,115	53,158

Pool # AU6961, 3.00%, 10/1/2028	94,820	100,578

Pool # AL6132, 4.50%, 3/1/2029	17,770	18,649

Pool # FM1105, 2.50%, 6/1/2029	83,212	87,093

Pool # AS3345, 2.00%, 7/1/2029	17,160	17,765

Pool # MA2061, 3.00%, 10/1/2029	106,671	113,328

Pool # AL7205, 3.50%, 12/1/2029	196,504	212,346

Pool # BM4202, 3.50%, 12/1/2029	122,934	132,845

Pool # FM1465, 3.00%, 5/1/2030	245,395	261,276

Pool # 890666, 2.00%, 6/1/2030	45,720	47,334

Pool # MA2684, 3.00%, 7/1/2031	196,037	207,561

Pool # AL9418, 3.50%, 8/1/2031	69,169	74,962

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pool # BD5647, 2.00%, 11/1/2031	25,916	26,819

Pool # 890776, 3.50%, 11/1/2031	50,196	54,237

Pool # BM5490, 3.50%, 11/1/2031	35,035	37,856

Pool # BM4993, 3.50%, 3/1/2032	77,905	83,085

Pool # BM4741, 3.00%, 4/1/2032	23,688	25,126

Pool # FM1645, 3.00%, 4/1/2032	262,177	278,096

Pool # BE8694, 3.50%, 7/1/2032	70,645	76,837

Pool # MA3124, 2.50%, 9/1/2032	71,466	74,841

Pool # FM3099, 3.50%, 9/1/2032	101,515	108,375

Pool # CA0775, 2.50%, 11/1/2032	48,119	50,941

Pool # MA3188, 3.00%, 11/1/2032	39,077	41,336

Pool # BH7081, 2.50%, 12/1/2032	81,173	85,006

Pool # BH8720, 3.50%, 12/1/2032	63,745	69,641

Pool # FM1161, 2.50%, 1/1/2033	70,871	75,035

Pool # FM1691, 2.50%, 1/1/2033	28,762	30,112

Pool # FM2549, 2.50%, 1/1/2033	144,165	152,073

Pool # MA3353, 4.00%, 4/1/2033	30,318	32,291

Pool # BM5716, 4.00%, 6/1/2033	125,644	135,060

Pool # MA3393, 4.00%, 6/1/2033	193,588	206,187

Pool # FM1123, 4.00%, 9/1/2033	236,334	254,832

Pool # FM2153, 4.00%, 11/1/2033	386,859	412,054

Pool # MA3547, 3.00%, 12/1/2033	13,616	14,394

Pool # BD9105, 4.00%, 1/1/2034	75,469	81,353

Pool # BM5306, 4.00%, 1/1/2034	11,212	12,143

Pool # FM1842, 3.50%, 6/1/2034	341,134	365,565

Pool # BO1822, 3.50%, 7/1/2034	140,631	151,009

Pool # MA3764, 2.50%, 9/1/2034	19,335	20,198

Pool # MA3910, 2.00%, 1/1/2035	44,583	46,098

Pool # FM3569, 3.00%, 1/1/2035	210,202	227,291

Pool # FM2708, 3.00%, 3/1/2035	121,648	130,404

Pool # MA3985, 3.00%, 4/1/2035	324,298	344,725

Pool # MA4014, 3.00%, 5/1/2035	205,902	218,878

Pool # MA4075, Class 177, 2.50%, 7/1/2035	721,042	754,293

Pool # MA4076, 3.00%, 7/1/2035	252,120	268,013

Pool # FM4035, 2.50%, 8/1/2035	115,184	121,330

Pool # MA4122, 1.50%, 9/1/2035	196,919	199,231

Pool # MA4123, 2.00%, 9/1/2035	206,837	213,944

Pool # CA7497, 2.50%, 10/1/2035	1,832,630	1,940,813

Pool # FM5797, 2.00%, 1/1/2036	1,059,199	1,101,400

Pool # FM5367, 1.50%, 2/1/2036	2,036,466	2,060,372

FNMA UMBS, 20 Year

Pool # AE6799, 4.50%, 11/1/2030	3,443	3,786

Pool # MA0885, 3.50%, 10/1/2031	49,755	53,303

Pool # AB4853, 3.00%, 4/1/2032	48,916	51,863

Pool # MA1058, 3.00%, 5/1/2032	21,462	22,755

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # MA1165, 3.00%, 9/1/2032	118,181	125,303

Pool # MA2079, 4.00%, 11/1/2034	25,333	27,744

Pool # AL8620, 3.00%, 2/1/2035	32,310	34,286

Pool # AS4442, 3.00%, 2/1/2035	88,854	94,287

Pool # MA2287, 3.00%, 6/1/2035	61,962	65,630

Pool # AL6970, 3.50%, 7/1/2035	35,193	37,927

Pool # AL7654, 3.00%, 9/1/2035	104,378	110,556

Pool # MA2472, 3.00%, 12/1/2035	21,111	22,361

Pool # FM1133, 4.00%, 6/1/2036	50,566	55,378

Pool # MA3099, 4.00%, 8/1/2037	173,784	187,681

Pool # BM5330, 2.50%, 12/1/2037	72,240	75,080

Pool # FM3204, 4.00%, 10/1/2038	60,757	66,602

Pool # MA3519, 4.00%, 11/1/2038	24,677	26,612

Pool # MA3958, 3.00%, 3/1/2040	68,338	71,596

Pool # MA4046, 3.00%, 6/1/2040	20,515	21,493

Pool # MA4072, 2.50%, 7/1/2040	264,193	274,769

Pool # MA4128, 2.00%, 9/1/2040	2,272,174	2,317,239

Pool # MA4204, 2.00%, 12/1/2040	1,124,639	1,146,622

Pool # CA9019, 2.00%, 2/1/2041	466,712	480,554

FNMA UMBS, 30 Year

Pool # 254447, 6.00%, 9/1/2032	33,303	38,406

Pool # 708506, 5.50%, 5/1/2033	57,636	60,713

Pool # 711215, 5.50%, 6/1/2033	24,032	27,474

Pool # AA1005, 5.00%, 12/1/2033	18,694	21,309

Pool # 725232, 5.00%, 3/1/2034	16,050	18,295

Pool # 725228, 6.00%, 3/1/2034	82,631	95,635

Pool # 790003, 6.00%, 8/1/2034	18,034	20,750

Pool # 735503, 6.00%, 4/1/2035	57,229	66,584

Pool # 190360, 5.00%, 8/1/2035	44,772	51,304

Pool # 904601, 6.00%, 11/1/2036	53,244	62,087

Pool # 888538, 5.50%, 1/1/2037	31,953	36,828

Pool # AB0284, 6.00%, 2/1/2037	62,534	72,775

Pool # AL2627, 5.00%, 7/1/2037	28,981	33,037

Pool # 956965, 6.50%, 12/1/2037	20,142	22,382

Pool # BH7907, 6.50%, 12/1/2037	28,220	33,427

Pool # 961793, 5.00%, 3/1/2038	114,005	131,243

Pool # 985661, 5.50%, 6/1/2038	21,258	24,391

Pool # AU7519, 3.50%, 9/1/2038	57,927	62,994

Pool # AA7402, 4.50%, 6/1/2039	182,572	205,071

Pool # AC2638, 5.00%, 10/1/2039	231,231	269,117

Pool # AL0100, 6.00%, 10/1/2039	76,782	89,457

Pool # AC4886, 5.00%, 11/1/2039	44,932	51,342

Pool # 190399, 5.50%, 11/1/2039	130,993	151,582

Pool # AS4787, 3.00%, 4/1/2040	170,922	181,058

Pool # AB1143, 4.50%, 6/1/2040	129,914	148,382

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pool # AD6938, 4.50%, 6/1/2040	169,591	190,244

Pool # AD5479, 5.00%, 6/1/2040	46,788	53,124

Pool # AB1259, 5.00%, 7/1/2040	61,160	69,442

Pool # AB1292, 5.00%, 8/1/2040	23,843	27,072

Pool # AL5437, 5.00%, 8/1/2040	155,665	177,454

Pool # AB1421, 5.00%, 9/1/2040	61,017	71,225

Pool # AE4142, 5.00%, 9/1/2040	33,791	38,367

Pool # AE8289, 4.00%, 12/1/2040	165,170	182,534

Pool # MA0622, 3.50%, 1/1/2041	47,149	50,937

Pool # AH2312, 5.00%, 1/1/2041	121,106	137,506

Pool # AE0828, 3.50%, 2/1/2041	30,739	33,209

Pool # BM3090, 3.50%, 2/1/2041	189,299	203,522

Pool # AH3804, 4.00%, 2/1/2041	32,822	36,273

Pool # MA0639, 4.00%, 2/1/2041	59,550	65,811

Pool # AB2676, 3.50%, 4/1/2041	142,204	154,814

Pool # AL0241, 4.00%, 4/1/2041	95,043	105,034

Pool # AI1887, 4.50%, 5/1/2041	341,232	382,561

Pool # BM3118, 6.00%, 7/1/2041	122,358	142,652

Pool # AJ2293, 4.00%, 9/1/2041	32,161	35,556

Pool # AL0933, 5.00%, 10/1/2041	141,809	161,047

Pool # AW8154, 3.50%, 1/1/2042	32,544	35,342

Pool # AX5318, 4.50%, 1/1/2042	111,973	125,534

Pool # BD4480, 4.50%, 1/1/2042	437,558	490,553

Pool # AB4698, 4.00%, 3/1/2042	114,659	129,840

Pool # AL1998, 4.00%, 3/1/2042	152,274	168,344

Pool # AK7028, 4.00%, 4/1/2042	110,301	122,191

Pool # AO4134, 3.50%, 6/1/2042	19,288	20,965

Pool # AO8694, 4.50%, 7/1/2042	37,854	41,797

Pool # AP4258, 3.00%, 8/1/2042	148,603	159,019

Pool # AO9798, 3.50%, 8/1/2042	40,571	43,856

Pool # AP2424, 4.00%, 8/1/2042	158,263	175,323

Pool # AP3958, 3.00%, 9/1/2042	358,930	384,088

Pool # AB6632, 3.50%, 10/1/2042	201,469	217,782

Pool # AB6633, 3.50%, 10/1/2042	39,446	42,640

Pool # AL3344, 4.50%, 10/1/2042	202,505	229,466

Pool # AB6828, 3.50%, 11/1/2042	175,517	190,777

Pool # AL3182, 3.50%, 12/1/2042	27,570	30,590

Pool # AQ9316, 2.50%, 1/1/2043	81,433	85,169

Pool # AB7580, 3.00%, 1/1/2043	193,676	207,251

Pool # AQ1104, 3.00%, 1/1/2043	48,059	51,428

Pool # AR0168, 3.00%, 2/1/2043	77,104	82,665

Pool # AR4239, 3.00%, 2/1/2043	51,790	55,314

Pool # AB7964, 3.50%, 2/1/2043	101,989	113,549

Pool # BM4751, 3.50%, 3/1/2043	52,077	56,293

Pool # AB8742, 4.00%, 3/1/2043	22,974	26,015

Pool # AR6770, 4.00%, 3/1/2043	25,418	28,088

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	125

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # AT2015, 3.00%, 4/1/2043	55,848	59,648

Pool # AT2016, 3.00%, 4/1/2043	854,484	912,628

Pool # AT2035, 3.50%, 4/1/2043	76,205	82,870

Pool # AR8293, 3.00%, 5/1/2043	390,067	416,609

Pool # AT2723, 3.00%, 5/1/2043	84,788	90,557

Pool # AB9194, 3.50%, 5/1/2043	179,968	195,709

Pool # AS0021, 3.00%, 7/1/2043	96,137	102,679

Pool # AT8912, 3.00%, 7/1/2043	52,760	56,351

Pool # AU1629, 3.00%, 7/1/2043	132,113	141,102

Pool # BM3785, 3.50%, 7/1/2043	190,485	207,474

Pool # BM3704, 3.00%, 9/1/2043	56,851	60,720

Pool # AT2612, 3.50%, 9/1/2043	130,804	142,244

Pool # AU4256, 3.50%, 9/1/2043	46,736	51,473

Pool # AU4283, 3.50%, 9/1/2043	29,831	32,501

Pool # AL4062, 4.00%, 9/1/2043	43,119	48,275

Pool # AS0560, 4.50%, 9/1/2043	25,093	28,069

Pool # BM4635, 2.50%, 10/1/2043	232,276	242,819

Pool # AS1121, 4.00%, 11/1/2043	62,283	68,751

Pool # AV0022, 4.00%, 11/1/2043	1,049,943	1,158,971

Pool # AL7696, 3.00%, 12/1/2043	88,416	94,433

Pool # AS1557, 4.00%, 1/1/2044	76,179	84,089

Pool # AV6103, 4.00%, 1/1/2044	308,403	340,428

Pool # BC1737, 4.00%, 1/1/2044	125,268	138,438

Pool # BM5365, 4.00%, 3/1/2044	113,018	124,899

Pool # FM1744, 3.50%, 5/1/2044	45,810	51,003

Pool # AS2700, 4.00%, 6/1/2044	68,577	75,769

Pool # AW6233, 4.50%, 6/1/2044	865,223	971,781

Pool # AS2947, 4.00%, 7/1/2044	65,937	72,377

Pool # AL9072, 5.00%, 7/1/2044	114,649	130,202

Pool # AS3133, 3.50%, 8/1/2044	32,097	34,869

Pool # AL9569, 5.00%, 8/1/2044	179,683	204,193

Pool # AX0152, 4.50%, 9/1/2044	42,175	46,654

Pool # BM4620, 3.00%, 10/1/2044	144,103	154,204

Pool # AL5926, 3.50%, 10/1/2044	140,402	153,706

Pool # AS3611, 3.50%, 10/1/2044	20,297	22,050

Pool # AS3470, 4.00%, 10/1/2044	32,086	35,167

Pool # AX2491, 4.00%, 10/1/2044	12,359	13,545

Pool # AS3710, 4.00%, 11/1/2044	44,330	48,660

Pool # AS3867, 4.00%, 11/1/2044	18,280	20,065

Pool # AX4855, 4.00%, 11/1/2044	171,009	187,427

Pool # AS3935, 3.50%, 12/1/2044	697,788	758,049

Pool # AS4012, 3.50%, 12/1/2044	89,534	98,024

Pool # FM1746, 3.50%, 1/1/2045	147,458	162,352

Pool # AS4402, 3.50%, 2/1/2045	97,958	106,746

Pool # AS4457, 3.50%, 2/1/2045	211,857	228,224

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pool # AX7699, 3.50%, 2/1/2045	66,237	71,354

Pool # AY3671, 3.50%, 2/1/2045	84,333	93,257

Pool # FM0015, 4.00%, 2/1/2045	149,171	167,133

Pool # MA2193, 4.50%, 2/1/2045	29,719	33,165

Pool # AS4541, 3.00%, 3/1/2045	114,962	122,754

Pool # AS4571, 3.50%, 3/1/2045	81,786	88,246

Pool # FM3414, 4.00%, 3/1/2045	151,561	166,366

Pool # AZ1682, 3.50%, 4/1/2045	32,009	34,413

Pool # BM3398, 3.50%, 4/1/2045	20,968	22,906

Pool # AY8617, 3.00%, 5/1/2045	17,581	18,624

Pool # BM5471, 3.50%, 6/1/2045	475,146	517,670

Pool # AZ5985, 3.00%, 7/1/2045	124,943	133,967

Pool # AS5570, 3.50%, 8/1/2045	68,944	74,227

Pool # AS5806, 3.00%, 9/1/2045	226,861	240,314

Pool # AS5778, 3.50%, 9/1/2045	26,462	28,451

Pool # AZ2947, 4.00%, 9/1/2045	31,084	34,014

Pool # CA2709, 4.00%, 9/1/2045	1,824,693	2,021,384

Pool # AS5851, 4.50%, 9/1/2045	25,891	28,946

Pool # AS6184, 3.50%, 11/1/2045	206,983	226,635

Pool # AS6196, 3.50%, 11/1/2045	30,294	32,571

Pool # FM1869, 4.00%, 11/1/2045	119,572	131,052

Pool # FM1708, 3.00%, 12/1/2045	58,413	62,626

Pool # BA3077, 3.50%, 12/1/2045	32,834	35,557

Pool # BC0066, 3.50%, 12/1/2045	46,350	49,901

Pool # BC0676, 3.50%, 12/1/2045	56,004	60,212

Pool # FM1923, 3.50%, 1/1/2046	62,637	67,343

Pool # FM3413, 4.00%, 1/1/2046	131,142	144,897

Pool # MA2512, 4.00%, 1/1/2046	28,986	31,718

Pool # AS6654, 3.50%, 2/1/2046	29,815	32,055

Pool # FM2323, 4.00%, 2/1/2046	68,409	75,628

Pool # AL9128, 4.50%, 2/1/2046	34,219	38,363

Pool # AS6811, 3.00%, 3/1/2046	57,485	60,850

Pool # BM4834, 3.00%, 3/1/2046	41,057	44,105

Pool # AL8387, 4.00%, 3/1/2046	236,634	258,945

Pool # FM1782, 4.00%, 3/1/2046	20,650	22,668

Pool # FM2195, 4.00%, 3/1/2046	53,840	59,522

Pool # AS7003, 3.00%, 4/1/2046	73,108	77,387

Pool # FM1370, 3.00%, 4/1/2046	24,187	25,622

Pool # FM1224, 3.50%, 4/1/2046	180,866	194,454

Pool # AL8936, 4.50%, 5/1/2046	26,583	29,665

Pool # AS7198, 4.50%, 5/1/2046	194,796	216,343

Pool # BD0166, 2.50%, 6/1/2046	186,424	193,577

Pool # BM5168, 2.50%, 6/1/2046	37,336	39,049

Pool # AS7343, 3.00%, 6/1/2046	226,925	240,207

Pool # AS7376, 3.00%, 6/1/2046	327,678	346,857

Pool # AS7386, 3.50%, 6/1/2046	20,892	22,407

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # BM5587, 4.00%, 6/1/2046	78,760	86,938

Pool # AS7660, 2.50%, 8/1/2046	394,684	409,829

Pool # MA2730, 2.50%, 8/1/2046	60,771	63,103

Pool # BD7968, 3.50%, 9/1/2046	475,783	517,076

Pool # FM3810, 3.00%, 10/1/2046	155,743	166,300

Pool # AL9385, 3.00%, 11/1/2046	81,142	86,427

Pool # MA2806, 3.00%, 11/1/2046	285,546	302,259

Pool # BM3288, 3.50%, 12/1/2046	36,257	39,215

Pool # FM2321, 3.50%, 12/1/2046	160,689	172,761

Pool # BM4990, 2.50%, 1/1/2047	17,668	18,470

Pool # FM2807, 3.00%, 1/1/2047	123,328	131,927

Pool # 890856, 3.50%, 1/1/2047	196,553	214,484

Pool # FM3374, 3.50%, 1/1/2047	269,521	291,345

Pool # FM0041, 3.00%, 2/1/2047	889,297	962,209

Pool # BD5046, 3.50%, 2/1/2047	532,366	570,971

Pool # BM5955, 4.00%, 2/1/2047	63,656	69,874

Pool # BM5270, 4.50%, 2/1/2047	28,663	32,134

Pool # MA2920, 3.00%, 3/1/2047	13,146	13,916

Pool # FM3107, 3.50%, 3/1/2047	505,609	543,596

Pool # AS9313, 4.00%, 3/1/2047	30,519	33,423

Pool # FM1511, 3.00%, 4/1/2047	158,058	167,432

Pool # FM4735, 3.00%, 4/1/2047	233,278	252,404

Pool # AS9480, 4.50%, 4/1/2047	64,182	71,902

Pool # BM2000, 3.50%, 5/1/2047	1,372,898	1,472,456

Pool # BM5220, 3.50%, 5/1/2047	49,943	53,565

Pool # BE0628, 4.50%, 5/1/2047	70,014	76,651

Pool # FM1772, 4.50%, 5/1/2047	28,293	31,720

Pool # AS9937, 3.00%, 7/1/2047	934,195	988,873

Pool # AS9946, 3.50%, 7/1/2047	76,221	82,371

Pool # BM1568, 3.50%, 7/1/2047	100,060	110,670

Pool # AS9988, 4.50%, 7/1/2047	40,478	44,315

Pool # BH7375, 3.50%, 8/1/2047	93,899	99,722

Pool # CA0110, 3.50%, 8/1/2047	24,343	25,918

Pool # CA0148, 4.50%, 8/1/2047	34,284	37,534

Pool # CA0850, 3.00%, 9/1/2047	72,826	76,710

Pool # BH9317, 3.50%, 9/1/2047	166,669	178,568

Pool # CA0407, 3.50%, 9/1/2047	135,307	144,060

Pool # MA3147, 3.00%, 10/1/2047	79,187	83,410

Pool # BH9394, 3.50%, 10/1/2047	227,235	243,458

Pool # BM2003, 4.00%, 10/1/2047	354,181	382,633

Pool # BH9392, 3.50%, 11/1/2047	32,492	34,507

Pool # CA0681, 3.50%, 11/1/2047	337,088	369,690

Pool # FM0028, 3.00%, 12/1/2047	70,768	75,564

Pool # MA3209, 3.00%, 12/1/2047	519,155	546,842

Pool # FM1420, 3.50%, 12/1/2047	358,478	389,498

Pool # BJ5376, 4.50%, 12/1/2047	52,883	57,896

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pool # CA4015, 3.00%, 1/1/2048	16,539	17,421

Pool # MA3238, 3.50%, 1/1/2048	103,728	110,160

Pool # BJ5910, 3.50%, 2/1/2048	263,800	291,870

Pool # CA4155, 3.50%, 2/1/2048	27,337	29,032

Pool # MA3304, 3.00%, 3/1/2048	84,485	88,991

Pool # BM3990, 4.00%, 3/1/2048	43,820	47,340

Pool # FM3494, 2.50%, 4/1/2048	19,353	20,095

Pool # BM3899, 4.00%, 4/1/2048	592,028	639,588

Pool # CA1574, 5.00%, 4/1/2048	93,498	103,750

Pool # CA2687, 3.00%, 5/1/2048	33,424	35,747

Pool # FM2177, 3.50%, 5/1/2048	562,705	608,615

Pool # BM4054, 4.00%, 5/1/2048	180,002	196,923

Pool # MA3425, 3.00%, 6/1/2048	68,062	71,368

Pool # BM4757, 3.50%, 7/1/2048	76,861	82,435

Pool # FM1911, 3.50%, 7/1/2048	159,431	171,410

Pool # MA3443, 4.00%, 8/1/2048	31,072	33,360

Pool # BK4769, 5.00%, 8/1/2048	23,566	26,086

Pool # BM2007, 4.00%, 9/1/2048	10,910	11,713

Pool # CA2368, 4.00%, 9/1/2048	65,558	71,092

Pool # MA3472, 5.00%, 9/1/2048	24,217	26,806

Pool # CA4655, 3.50%, 10/1/2048	151,280	163,485

Pool # MA3495, 4.00%, 10/1/2048	75,593	81,159

Pool # CA2432, 4.50%, 10/1/2048	105,552	116,767

Pool # BM4678, 4.00%, 11/1/2048	255,189	276,730

Pool # FM1248, 4.50%, 11/1/2048	45,937	50,291

Pool # FM2275, 4.50%, 11/1/2048	55,935	62,123

Pool # FM1148, 3.50%, 12/1/2048	68,399	72,523

Pool # FM1866, 4.00%, 12/1/2048	235,944	253,316

Pool # MA3536, 4.00%, 12/1/2048	99,813	107,162

Pool # MA3577, 3.00%, 1/1/2049	29,321	30,746

Pool # BM5256, 4.50%, 1/1/2049	78,933	86,593

Pool # BM5152, 5.50%, 1/1/2049	205,584	233,340

Pool # FM0030, 3.00%, 2/1/2049	88,540	93,722

Pool # FM1527, 3.00%, 2/1/2049	121,155	128,246

Pool # MA3603, 3.00%, 2/1/2049	13,953	14,631

Pool # BM5446, 3.50%, 2/1/2049	19,650	20,834

Pool # MA3592, 4.00%, 2/1/2049	5,441	5,841

Pool # MA3593, 4.50%, 2/1/2049	134,575	146,380

Pool # BN4380, 3.00%, 3/1/2049	14,144	14,780

Pool # MA3614, 3.50%, 3/1/2049	11,006	11,676

Pool # FM0017, 4.00%, 3/1/2049	97,076	104,224

Pool # MA3637, 3.50%, 4/1/2049	48,165	51,098

Pool # MA3638, 4.00%, 4/1/2049	43,151	46,364

Pool # BN5418, 4.50%, 4/1/2049	39,833	43,973

Pool # MA3639, 4.50%, 4/1/2049	11,449	12,461

Pool # MA3664, 4.00%, 5/1/2049	23,939	25,721

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	127

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # FM4074, 4.50%, 5/1/2049	598,671	662,278

Pool # MA3665, 4.50%, 5/1/2049	36,895	40,157

Pool # CA3528, 5.00%, 5/1/2049	20,290	22,572

Pool # MA3687, 4.00%, 6/1/2049	257,161	276,307

Pool # FM1389, 4.50%, 6/1/2049	16,490	17,937

Pool # MA3688, 4.50%, 6/1/2049	10,056	10,945

Pool # FM1198, 3.00%, 7/1/2049	60,578	64,185

Pool # BO1169, 3.50%, 7/1/2049	89,049	94,470

Pool # CA4358, 3.50%, 7/1/2049	36,139	38,339

Pool # BO1766, 4.50%, 7/1/2049	161,439	175,710

Pool # FM1672, 4.50%, 7/1/2049	220,930	247,688

Pool # FM1241, 3.50%, 8/1/2049	105,273	113,114

Pool # MA3745, 3.50%, 8/1/2049	215,912	229,058

Pool # MA3746, 4.00%, 8/1/2049	35,200	37,821

Pool # MA3747, 4.50%, 8/1/2049	21,007	22,863

Pool # BO4012, 3.00%, 9/1/2049	144,034	154,134

Pool # MA3774, 3.00%, 9/1/2049	665,960	695,925

Pool # BO2200, 3.50%, 9/1/2049	372,704	395,395

Pool # FM1449, 3.50%, 9/1/2049	467,520	496,180

Pool # FM4430, 3.50%, 9/1/2049	1,222,803	1,312,193

Pool # MA3775, 3.50%, 9/1/2049	21,321	22,619

Pool # FM3572, 4.50%, 9/1/2049	158,312	175,132

Pool # BO2820, 3.00%, 10/1/2049	108,977	114,169

Pool # MA3803, 3.50%, 10/1/2049	106,813	113,316

Pool # MA3818, 5.00%, 10/1/2049	32,618	36,287

Pool # MA3833, 2.50%, 11/1/2049	246,891	255,548

Pool # MA3870, 2.50%, 12/1/2049	363,925	376,685

Pool # CA4977, 3.00%, 1/1/2050	448,774	470,155

Pool # MA3905, 3.00%, 1/1/2050	2,111,347	2,206,347

Pool # CA5021, 3.50%, 1/1/2050	90,701	96,607

Pool # MA3906, 3.50%, 1/1/2050	102,012	108,223

Pool # CA5135, 2.50%, 2/1/2050	177,154	185,589

Pool # MA3936, 2.50%, 2/1/2050	278,641	288,411

Pool # FM2733, 2.50%, 3/1/2050	162,363	169,571

Pool # BP4015, 3.00%, 3/1/2050	216,156	227,265

Pool # FM4461, 3.00%, 3/1/2050	1,616,068	1,693,059

Pool # FM4372, 3.50%, 3/1/2050	1,305,028	1,398,386

Pool # MA3972, 4.50%, 3/1/2050	188,720	205,402

Pool # BP5001, 2.50%, 5/1/2050	1,012,213	1,048,758

Pool # FM3257, 3.00%, 5/1/2050	348,740	374,749

Pool # MA4049, 3.50%, 6/1/2050	225,139	240,771

Pool # BK2753, 2.50%, 7/1/2050	1,658,124	1,717,990

Pool # MA4078, 2.50%, 7/1/2050	599,357	620,997

Pool # BP7217, 3.00%, 7/1/2050	729,279	785,426

Pool # MA4079, 3.00%, 7/1/2050	248,905	260,910

Pool # BP6626, 2.00%, 8/1/2050	2,999,045	3,030,358

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pool # MA4100, 2.00%, 8/1/2050	1,529,773	1,545,746

Pool # BP9500, 2.50%, 8/1/2050	136,063	140,976

Pool # FM5371, 3.00%, 8/1/2050	482,783	510,012

Pool # MA4097, 3.00%, 8/1/2050	239,089	250,800

Pool # MA4119, 2.00%, 9/1/2050	201,401	203,504

Pool # BK3044, 2.50%, 9/1/2050	1,939,365	2,009,384

Pool # MA4158, 2.00%, 10/1/2050	2,266,121	2,289,782

Pool # MA4159, 2.50%, 10/1/2050	900,437	932,947

Pool # CA8222, 1.50%, 12/1/2050	1,732,775	1,700,235

Pool # MA4209, 1.50%, 12/1/2050	202,636	198,741

Pool # BQ5160, 2.00%, 12/1/2050	3,175,885	3,213,654

Pool # MA4208, 2.00%, 12/1/2050	594,244	600,448

Pool # BR2807, 2.50%, 12/1/2050	1,693,041	1,758,271

Pool # MA4210, 2.50%, 12/1/2050	1,283,868	1,330,222

Pool # FM6241, 2.00%, 1/1/2051	4,663,000	4,718,443

Pool # MA4255, 2.00%, 2/1/2051	5,118,420	5,171,862

GNMA I, 30 Year

Pool # 704155, 5.50%, 1/15/2039	25,768	29,214

Pool # 726769, 5.00%, 9/15/2039	24,159	26,439

Pool # 721340, 5.00%, 12/15/2039	50,420	54,032

Pool # 754439, 3.50%, 12/15/2041	158,995	172,437

Pool # 711674, 3.00%, 9/15/2042	53,215	56,948

Pool # AD7257, 3.50%, 3/15/2043	132,332	145,798

Pool # 783748, 3.50%, 4/15/2043	92,244	100,060

Pool # 784660, 4.00%, 4/15/2043	9,367	10,310

Pool # AC2224, 3.50%, 6/15/2043	73,347	78,520

Pool # 785088, 3.50%, 7/15/2043	80,869	89,427

Pool # AJ4151, 4.00%, 9/15/2044	354,114	397,552

Pool # AL2280, 3.00%, 3/15/2045	40,188	41,898

Pool # AL9314, 3.00%, 3/15/2045	69,656	72,619

Pool # 784664, 4.00%, 4/15/2045	37,365	41,130

Pool # 670030, 3.00%, 7/15/2045	67,375	70,242

Pool # AM8960, 4.00%, 7/15/2045	20,014	21,882

Pool # AO0544, 3.00%, 8/15/2045	35,940	37,470

Pool # 784371, 4.00%, 8/15/2045	89,939	100,851

Pool # 627030, 3.00%, 12/15/2045	27,032	29,061

Pool # 784429, 3.00%, 8/15/2046	127,316	132,642

Pool # BB4046, 4.00%, 12/15/2047	285,313	311,143

Pool # 784766, 3.50%, 3/15/2048	981,648	1,061,643

Pool # AF8266, 3.50%, 10/15/2048	96,737	106,013

GNMA II, 15 Year

Pool # MA0513, 2.50%, 11/20/2027	112,267	117,374

Pool # MA4625, 3.50%, 8/20/2032	41,440	44,220

Pool # MA6906, 2.50%, 10/20/2035	1,330,306	1,395,764

GNMA II, 30 Year

Pool # 711773, 3.50%, 6/20/2033	68,875	74,415

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # 3459, 5.50%, 10/20/2033	70,625	79,786

Pool # AQ5932, 3.50%, 1/20/2036	97,140	104,809

Pool # 4222, 6.00%, 8/20/2038	14,055	16,122

Pool # 709148, 4.50%, 2/20/2039	30,753	34,525

Pool # 4446, 4.50%, 5/20/2039	4,595	5,159

Pool # 4467, 4.00%, 6/20/2039	20,528	22,794

Pool # 4468, 4.50%, 6/20/2039	4,062	4,561

Pool # 4494, 4.00%, 7/20/2039	23,119	25,671

Pool # 4495, 4.50%, 7/20/2039	17,659	19,824

Pool # 4519, 4.50%, 8/20/2039	6,664	7,481

Pool # 4558, 4.50%, 10/20/2039	5,392	6,054

Pool # 4576, 4.00%, 11/20/2039	10,203	11,329

Pool # 4598, 4.50%, 12/20/2039	10,833	12,161

Pool # 4617, 4.50%, 1/20/2040	5,913	6,638

Pool # 4636, 4.50%, 2/20/2040	8,216	9,223

Pool # 4656, 4.00%, 3/20/2040	15,456	17,113

Pool # 4677, 4.00%, 4/20/2040	44,170	48,906

Pool # 4678, 4.50%, 4/20/2040	1,988	2,233

Pool # 4695, 4.00%, 5/20/2040	5,300	5,868

Pool # 4696, 4.50%, 5/20/2040	2,052	2,305

Pool # 4712, 4.00%, 6/20/2040	7,208	7,981

Pool # 4800, 4.00%, 9/20/2040	8,261	9,147

Pool # 737727, 4.00%, 12/20/2040	59,667	66,421

Pool # 4945, 4.00%, 2/20/2041	17,128	18,964

Pool # 759342, 4.50%, 2/20/2041	722,206	811,315

Pool # 4950, 5.50%, 2/20/2041	31,309	35,459

Pool # 4976, 3.50%, 3/20/2041	18,286	19,866

Pool # 4977, 4.00%, 3/20/2041	31,343	34,711

Pool # 5016, 4.00%, 4/20/2041	12,097	13,397

Pool # 5054, 4.00%, 5/20/2041	19,019	21,063

Pool # 5114, 4.00%, 7/20/2041	2,531	2,803

Pool # 779497, 3.50%, 10/20/2041	14,355	15,647

Pool # 5233, 4.00%, 11/20/2041	3,037	3,363

Pool # 5258, 3.50%, 12/20/2041	182,423	198,381

Pool # 5259, 4.00%, 12/20/2041	11,458	12,689

Pool # 5279, 3.50%, 1/20/2042	34,235	37,229

Pool # 5330, 3.00%, 3/20/2042	21,787	23,223

Pool # 754406, 3.50%, 5/20/2042	67,352	73,244

Pool # MA0220, 3.50%, 7/20/2042	14,547	15,831

Pool # MA0318, 3.50%, 8/20/2042	204,878	222,973

Pool # 796468, 4.00%, 9/20/2042	37,895	41,971

Pool # AA6040, 3.00%, 1/20/2043	119,102	126,950

Pool # AD1584, 3.00%, 1/20/2043	219,734	234,214

Pool # AA6054, 3.00%, 2/20/2043	271,400	297,053

Pool # AD1744, 3.00%, 2/20/2043	22,436	24,557

Pool # 783755, 3.00%, 4/20/2043	202,454	215,712

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pool # 783976, 3.50%, 4/20/2043	33,579	36,545

Pool # MA1012, 3.50%, 5/20/2043	170,262	185,042

Pool # MA1157, 3.50%, 7/20/2043	34,157	37,122

Pool # AE7804, 3.00%, 8/20/2043	18,516	19,729

Pool # MA1284, 3.00%, 9/20/2043	27,058	28,830

Pool # 785065, 3.50%, 10/20/2043	365,655	397,396

Pool # MA1376, 4.00%, 10/20/2043	175,158	193,943

Pool # MA1995, 3.50%, 6/20/2044	128,749	139,673

Pool # AI7106, 4.00%, 6/20/2044	69,092	76,796

Pool # MA2223, 3.50%, 9/20/2044	102,227	110,900

Pool # MA2444, 3.00%, 12/20/2044	25,492	27,101

Pool # 784026, 3.50%, 12/20/2044	223,145	246,430

Pool # AK6860, 3.00%, 1/20/2045	61,586	66,617

Pool # MA2677, 3.00%, 3/20/2045	36,043	38,182

Pool # MA2678, 3.50%, 3/20/2045	251,009	270,879

Pool # MA2679, 4.00%, 3/20/2045	75,591	83,624

Pool # MA2753, 3.00%, 4/20/2045	296,539	314,136

Pool # MA2754, 3.50%, 4/20/2045	11,944	12,890

Pool # 626942, 3.00%, 5/20/2045	179,260	193,548

Pool # MA2825, 3.00%, 5/20/2045	329,359	348,903

Pool # MA2829, 5.00%, 5/20/2045	42,105	48,212

Pool # 784800, 3.00%, 6/20/2045	45,939	48,948

Pool # AM9881, 3.00%, 6/20/2045	26,734	28,460

Pool # MA2891, 3.00%, 6/20/2045	13,397	14,192

Pool # AN2972, 4.00%, 9/20/2045	75,163	82,939

Pool # 784623, 3.50%, 10/20/2045	88,266	95,928

Pool # AO8403, 3.50%, 10/20/2045	33,467	36,426

Pool # MA3247, 5.00%, 11/20/2045	38,581	44,178

Pool # AO9442, 3.50%, 12/20/2045	29,927	32,696

Pool # MA3375, 3.00%, 1/20/2046	74,736	79,171

Pool # 784119, 3.00%, 2/20/2046	283,159	299,962

Pool # MA3458, 5.50%, 2/20/2046	51,978	58,908

Pool # MA3523, 4.50%, 3/20/2046	19,194	21,474

Pool # MA3596, 3.00%, 4/20/2046	542,026	572,527

Pool # MA3662, 3.00%, 5/20/2046	187,819	198,388

Pool # MA3735, 3.00%, 6/20/2046	552,076	583,143

Pool # AS5902, 3.50%, 6/20/2046	86,873	94,160

Pool # AT7138, 3.50%, 6/20/2046	37,510	41,263

Pool # MA3935, 2.50%, 9/20/2046	137,047	142,878

Pool # 784768, 3.00%, 9/20/2046	120,297	128,837

Pool # AT8215, 3.00%, 9/20/2046	35,548	38,072

Pool # AX8668, 3.50%, 9/20/2046	120,817	130,524

Pool # MA4002, 2.50%, 10/20/2046	733,743	764,960

Pool # AV8383, 3.00%, 10/20/2046	38,724	41,188

Pool # AW0199, 3.00%, 10/20/2046	97,609	105,594

Pool # MA4003, 3.00%, 10/20/2046	117,310	123,911

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	129

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # MA4068, 3.00%, 11/20/2046	22,991	24,284

Pool # MA4072, 5.00%, 11/20/2046	40,430	44,928

Pool # MA4125, 2.50%, 12/20/2046	648,083	675,656

Pool # MA4126, 3.00%, 12/20/2046	106,396	112,383

Pool # MA4127, 3.50%, 12/20/2046	50,799	54,440

Pool # MA4260, 2.50%, 2/20/2047	105,754	110,254

Pool # AZ3119, 3.50%, 3/20/2047	42,766	46,226

Pool # 675725, 3.50%, 6/20/2047	8,506	8,905

Pool # 784801, 3.50%, 6/20/2047	83,512	90,761

Pool # MA4511, 4.00%, 6/20/2047	384,843	416,119

Pool # BA5041, 5.00%, 6/20/2047	131,437	145,111

Pool # MA4584, 2.50%, 7/20/2047	128,644	134,117

Pool # MA4718, 3.00%, 9/20/2047	15,308	16,166

Pool # MA4721, 4.50%, 9/20/2047	71,965	78,664

Pool # MA4836, 3.00%, 11/20/2047	1,370,065	1,446,828

Pool # BD6940, 3.50%, 12/20/2047	485	519

Pool # MA4900, 3.50%, 12/20/2047	201,225	214,975

Pool # MA4961, 3.00%, 1/20/2048	94,966	100,287

Pool # 784899, 4.00%, 2/20/2048	59,624	64,469

Pool # BF6382, 3.00%, 3/20/2048	61,248	63,483

Pool # MA5077, 3.50%, 3/20/2048	78,399	83,756

Pool # MA5138, 4.50%, 4/20/2048	35,661	38,981

Pool # 785033, 3.50%, 5/20/2048	317,526	352,429

Pool # MA5194, 5.00%, 5/20/2048	222,230	244,872

Pool # MA5264, 4.00%, 6/20/2048	64,105	68,906

Pool # MA5329, 3.50%, 7/20/2048	18,609	19,748

Pool # MA5330, 4.00%, 7/20/2048	53,374	57,371

Pool # BK1677, 4.50%, 9/20/2048	210,979	234,808

Pool # MA5468, 5.00%, 9/20/2048	17,650	19,278

Pool # MA5527, 3.50%, 10/20/2048	71,047	75,396

Pool # MA5528, 4.00%, 10/20/2048	39,124	42,054

Pool # BJ6774, 4.00%, 11/20/2048	24,167	25,988

Pool # MA5595, 4.00%, 11/20/2048	94,488	101,565

Pool # BJ6759, 4.50%, 11/20/2048	720,013	784,764

Pool # MA5650, 3.50%, 12/20/2048	28,318	30,052

Pool # MA5651, 4.00%, 12/20/2048	443,513	476,729

Pool # MA5709, 3.50%, 1/20/2049	192,948	206,132

Pool # BI6473, 4.00%, 1/20/2049	1,451,120	1,591,045

Pool # BJ9901, 3.00%, 2/20/2049	58,852	63,652

Pool # MA5763, 4.00%, 2/20/2049	130,456	140,226

Pool # MA5815, 3.00%, 3/20/2049	170,271	177,781

Pool # MA5816, 3.50%, 3/20/2049	264,763	280,971

Pool # 784900, 4.00%, 4/20/2049	378,143	406,463

Pool # MA5876, 4.00%, 4/20/2049	81,775	87,346

Pool # MA5930, 3.50%, 5/20/2049	29,570	31,288

Pool # MA5931, 4.00%, 5/20/2049	265,745	283,849

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pool # MA5983, 2.50%, 6/20/2049	224,810	234,375

Pool # MA5985, 3.50%, 6/20/2049	117,281	124,095

Pool # MA5986, 4.00%, 6/20/2049	67,855	72,478

Pool # MA5987, 4.50%, 6/20/2049	105,156	113,281

Pool # MA5988, 5.00%, 6/20/2049	22,835	24,941

Pool # MA6039, 3.50%, 7/20/2049	198,721	210,267

Pool # MA6040, 4.00%, 7/20/2049	42,824	45,741

Pool # BM5450, 4.50%, 7/20/2049	104,032	115,276

Pool # MA6089, 3.00%, 8/20/2049	49,443	51,596

Pool # MA6090, 3.50%, 8/20/2049	197,924	209,423

Pool # BP4603, 3.50%, 9/20/2049	34,983	37,895

Pool # BP8717, 3.50%, 9/20/2049	203,130	220,039

Pool # MA6154, 3.50%, 9/20/2049	60,373	63,881

Pool # MA6155, 4.00%, 9/20/2049	620,665	662,947

Pool # 785122, 3.50%, 10/20/2049	421,674	453,862

Pool # BQ7205, 3.50%, 10/20/2049	513,666	569,334

Pool # MA6220, 4.00%, 10/20/2049	563,303	601,678

Pool # MA6221, 4.50%, 10/20/2049	175,579	189,408

Pool # BR4627, 3.00%, 11/20/2049	637,967	684,821

Pool # MA6283, 3.00%, 11/20/2049	249,931	260,817

Pool # MA6284, 3.50%, 11/20/2049	81,339	86,065

Pool # BR2455, 3.00%, 12/20/2049	553,809	570,272

Pool # MA6339, 3.50%, 12/20/2049	485,634	513,849

Pool # BS1714, 4.00%, 12/20/2049	396,973	435,121

Pool # MA6341, 4.50%, 12/20/2049	384,261	413,949

Pool # MA6409, 3.00%, 1/20/2050	626,720	654,017

Pool # MA6410, 3.50%, 1/20/2050	243,119	257,244

Pool # MA6474, 3.00%, 2/20/2050	154,252	160,971

Pool # MA6478, 5.00%, 2/20/2050	73,912	81,443

Pool # BT3619, 3.00%, 3/20/2050	86,640	91,672

Pool # MA6542, 3.50%, 3/20/2050	401,121	424,426

Pool # MA6545, 5.00%, 3/20/2050	95,642	105,386

Pool # BU6116, 2.50%, 4/20/2050	297,189	304,048

Pool # BT6608, 3.00%, 4/20/2050	158,337	162,541

Pool # MA6599, Class 357, 3.00%, 4/20/2050	263,012	273,972

Pool # MA6656, 3.00%, 5/20/2050	356,856	371,727

Pool # BT5564, 2.50%, 6/20/2050	1,124,440	1,150,392

Pool # BV1348, 2.50%, 6/20/2050	348,021	355,975

Pool # MA6709, 2.50%, 6/20/2050	1,077,136	1,117,803

Pool # MA6710, 3.00%, 6/20/2050	1,437,563	1,497,469

Pool # MA6766, 3.00%, 7/20/2050	1,258,997	1,311,462

Pool # MA6767, 3.50%, 7/20/2050	1,542,179	1,657,806

Pool # MA6769, 4.50%, 7/20/2050	227,259	245,158

Pool # MA6819, 2.50%, 8/20/2050	1,871,852	1,942,523

Pool # MA6820, 3.00%, 8/20/2050	340,255	354,435

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # MA6866, 3.00%, 9/20/2050	521,086	542,801

Pool # BY8818, 2.00%, 10/20/2050	650,094	661,770

Pool # MA6931, 2.50%, 10/20/2050	1,968,488	2,042,808

Pool # MA6994, 2.00%, 11/20/2050	1,981,434	2,012,404

Pool # BY8832, 2.50%, 11/20/2050	648,500	676,275

Pool # MA7051, 2.00%, 12/20/2050	596,507	605,830

Pool # MA7052, 2.50%, 12/20/2050	1,491,193	1,547,493

Pool # MA7135, 2.00%, 1/20/2051	2,393,625	2,431,039

Total Mortgage-backed Securities (Cost $223,953,254)		225,101,992

Corporate Bonds — 26.5%

Aerospace & Defense — 0.1%

Huntington Ingalls Industries, Inc.

3.48%, 12/1/2027	436,000	481,621

4.20%, 5/1/2030	120,000	137,868

		619,489

Auto Components — 0.3%

Aptiv Corp. 4.15%, 3/15/2024	227,000	248,609

Lear Corp.

3.80%, 9/15/2027	459,000	507,204

5.25%, 5/15/2049	1,151,000	1,398,868

		2,154,681

Automobiles — 0.0%(a)

Stellantis NV 5.25%, 4/15/2023	200,000	217,398

Banks — 1.6%

Canadian Imperial Bank of Commerce (Canada) 2.25%, 1/28/2025	719,000	751,244

Capital One NA

2.95%, 7/23/2021	200,000	201,630

2.25%, 9/13/2021	200,000	201,703

2.15%, 9/6/2022	250,000	256,506

Discover Bank

4.20%, 8/8/2023	250,000	271,742

4.25%, 3/13/2026	636,000	722,264

3.45%, 7/27/2026	90,000	99,163

4.65%, 9/13/2028	660,000	770,913

First Republic Bank

2.50%, 6/6/2022	250,000	256,165

(SOFR + 0.62%), 1.91%, 2/12/2024 (b)	300,000	307,975

Huntington Bancshares, Inc. 2.63%, 8/6/2024	180,000	191,253

Intesa Sanpaolo SpA (Italy) 5.25%, 1/12/2024 (c)	400,000	447,066

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

Kreditanstalt fuer Wiederaufbau (Germany)

2.13%, 3/7/2022	115,000	117,279

2.13%, 6/15/2022	158,000	161,979

2.38%, 12/29/2022	190,000	197,550

2.13%, 1/17/2023	200,000	207,218

1.63%, 2/15/2023	83,000	85,297

0.25%, 10/19/2023	139,000	138,801

2.63%, 2/28/2024	36,000	38,425

2.50%, 11/20/2024	60,000	64,373

2.00%, 5/2/2025	183,000	193,412

0.38%, 7/18/2025	50,000	49,259

2.88%, 4/3/2028	111,000	123,481

1.75%, 9/14/2029	95,000	97,763

Zero Coupon, 4/18/2036	141,000	104,413

Zero Coupon, 6/29/2037	587,000	424,809

Landwirtschaftliche Rentenbank (Germany)

3.13%, 11/14/2023	31,000	33,325

2.00%, 1/13/2025	229,000	241,588

2.38%, 6/10/2025	75,000	80,448

Oesterreichische Kontrollbank AG (Austria)

2.88%, 3/13/2023	120,000	126,435

1.50%, 2/12/2025 (c)	150,000	155,680

Royal Bank of Canada (Canada)

2.80%, 4/29/2022	759,000	781,385

0.50%, 10/26/2023	10,000	10,032

2.55%, 7/16/2024	272,000	289,414

2.25%, 11/1/2024	1,522,000	1,607,146

1.15%, 6/10/2025	64,000	64,353

SVB Financial Group

3.50%, 1/29/2025	681,000	744,232

3.13%, 6/5/2030 (c)	907,000	976,871

Synovus Financial Corp. 3.13%, 11/1/2022	1,177,000	1,218,269

		12,810,861

Beverages — 0.1%

Brown-Forman Corp.

3.50%, 4/15/2025	56,000	61,107

4.00%, 4/15/2038	93,000	110,258

4.50%, 7/15/2045	269,000	339,936

		511,301

Biotechnology — 0.8%

Biogen, Inc.

3.63%, 9/15/2022	236,000	247,611

2.25%, 5/1/2030	10,000	10,012

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	131

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Biotechnology — continued

5.20%, 9/15/2045 (c)	1,429,000	1,829,548

3.15%, 5/1/2050	562,000	536,293

Gilead Sciences, Inc.

2.50%, 9/1/2023	1,640,000	1,718,262

3.70%, 4/1/2024	10,000	10,845

1.65%, 10/1/2030	344,000	330,788

4.00%, 9/1/2036	38,000	43,827

4.50%, 2/1/2045	25,000	29,834

4.75%, 3/1/2046	67,000	82,628

2.80%, 10/1/2050	100,000	92,243

Regeneron Pharmaceuticals, Inc.

1.75%, 9/15/2030	25,000	23,728

2.80%, 9/15/2050	1,533,000	1,374,167

		6,329,786

Building Products — 0.3%

Allegion plc 3.50%, 10/1/2029	138,000	148,638

Johnson Controls International plc

1.75%, 9/15/2030	740,000	722,172

4.63%, 7/2/2044 (d)	1,000,000	1,231,843

Lennox International, Inc.

3.00%, 11/15/2023	170,000	179,683

1.35%, 8/1/2025	150,000	150,751

		2,433,087

Capital Markets — 3.9%

Affiliated Managers Group, Inc.

4.25%, 2/15/2024	410,000	451,498

3.30%, 6/15/2030	207,000	219,161

Ameriprise Financial, Inc.

3.00%, 3/22/2022 (c)	636,000	654,356

4.00%, 10/15/2023	331,000	361,887

3.70%, 10/15/2024	86,000	95,111

2.88%, 9/15/2026	541,000	587,451

BGC Partners, Inc. 3.75%, 10/1/2024	332,000	348,252

BlackRock, Inc.

3.38%, 6/1/2022 (e)	252,000	261,843

3.20%, 3/15/2027 (e)	100,000	111,518

3.25%, 4/30/2029 (e)	150,000	166,926

2.40%, 4/30/2030 (e)	1,063,000	1,109,673

1.90%, 1/28/2031	992,000	985,320

Charles Schwab Corp. (The)

4.20%, 3/24/2025	200,000	225,024

3.85%, 5/21/2025 (c)	300,000	335,335

3.25%, 5/22/2029	1,887,000	2,088,451

4.63%, 3/22/2030	560,000	679,724

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Capital Markets — continued

CME Group, Inc.

3.00%, 3/15/2025	140,000	151,054

3.75%, 6/15/2028	362,000	413,858

5.30%, 9/15/2043	87,000	122,699

4.15%, 6/15/2048	303,000	379,819

Deutsche Bank AG (Germany)

Series D, 5.00%, 2/14/2022	604,000	628,959

3.30%, 11/16/2022	545,000	568,387

3.95%, 2/27/2023	100,000	106,091

3.70%, 5/30/2024	400,000	431,365

(SOFR + 2.58%), 3.96%, 11/26/2025 (b)	150,000	163,800

4.10%, 1/13/2026 (c)	2,178,000	2,390,830

(SOFR + 3.04%), 3.55%, 9/18/2031 (b) (c)	150,000	158,389

Eaton Vance Corp.

3.63%, 6/15/2023	95,000	101,642

3.50%, 4/6/2027	142,000	156,253

Franklin Resources, Inc.

2.80%, 9/15/2022	25,000	25,935

2.85%, 3/30/2025	194,000	208,243

1.60%, 10/30/2030	1,040,000	990,541

Goldman Sachs Group, Inc. (The)

5.75%, 1/24/2022	10,000	10,486

3.00%, 4/26/2022	153,000	153,597

3.63%, 1/22/2023	10,000	10,596

(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (b)	10,000	10,305

3.85%, 7/8/2024	10,000	10,954

(ICE LIBOR USD 3 Month + 1.30%), 4.22%, 5/1/2029 (b)	1,024,000	1,180,047

4.80%, 7/8/2044	400,000	518,813

4.75%, 10/21/2045	10,000	12,905

Intercontinental Exchange, Inc.

2.35%, 9/15/2022	448,000	460,790

3.45%, 9/21/2023	139,000	149,205

4.00%, 10/15/2023	125,000	136,275

3.75%, 12/1/2025	50,000	55,585

3.75%, 9/21/2028	761,000	855,420

2.10%, 6/15/2030	146,000	145,325

4.25%, 9/21/2048	719,000	849,924

3.00%, 6/15/2050	178,000	172,053

Janus Capital Group, Inc. 4.88%, 8/1/2025	562,000	640,847

Jefferies Group LLC

5.13%, 1/20/2023	10,000	10,837

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Capital Markets — continued

2.75%, 10/15/2032	389,000	395,076

6.25%, 1/15/2036	1,418,000	1,877,776

6.50%, 1/20/2043	50,000	66,024

Lazard Group LLC

3.75%, 2/13/2025	1,109,000	1,209,304

3.63%, 3/1/2027	539,000	587,607

4.50%, 9/19/2028	280,000	326,063

4.38%, 3/11/2029	750,000	858,279

Legg Mason, Inc.

4.75%, 3/15/2026	400,000	466,354

5.63%, 1/15/2044	61,000	83,436

Nasdaq, Inc.

4.25%, 6/1/2024	423,000	466,242

3.85%, 6/30/2026	365,000	410,223

1.65%, 1/15/2031	120,000	112,754

Raymond James Financial, Inc.

3.63%, 9/15/2026	533,000	603,095

4.65%, 4/1/2030 (c)	90,000	108,127

4.95%, 7/15/2046	110,000	139,347

S&P Global, Inc.

4.00%, 6/15/2025	510,000	570,311

2.95%, 1/22/2027	282,000	305,624

2.50%, 12/1/2029	462,000	484,431

3.25%, 12/1/2049	402,000	419,512

Stifel Financial Corp.

4.25%, 7/18/2024	275,000	306,200

4.00%, 5/15/2030	100,000	111,053

TD Ameritrade Holding Corp.

2.95%, 4/1/2022	765,000	783,760

3.75%, 4/1/2024	94,000	102,738

3.63%, 4/1/2025 (c)	417,000	458,969

3.30%, 4/1/2027	139,000	154,033

2.75%, 10/1/2029 (c)	100,000	106,370

		32,576,067

Chemicals — 0.2%

EI du Pont de Nemours and Co.

1.70%, 7/15/2025	90,000	92,225

2.30%, 7/15/2030	139,000	142,543

Huntsman International LLC 4.50%, 5/1/2029	508,000	572,709

NewMarket Corp. 4.10%, 12/15/2022 (c)	109,000	115,416

Syngenta Finance NV (Switzerland) 3.13%, 3/28/2022	6,000	6,078

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Westlake Chemical Corp. 5.00%, 8/15/2046	462,000	553,029

		1,482,000

Communications Equipment — 0.1%

Juniper Networks, Inc. 5.95%, 3/15/2041	728,000	914,664

Consumer Finance — 2.1%

Ally Financial, Inc.

3.88%, 5/21/2024	1,608,000	1,749,559

5.13%, 9/30/2024	2,097,000	2,388,249

4.63%, 3/30/2025	55,000	61,819

8.00%, 11/1/2031	405,000	575,007

American Express Co.

2.75%, 5/20/2022	262,000	269,264

2.50%, 8/1/2022	162,000	166,830

2.65%, 12/2/2022	178,000	185,136

3.40%, 2/27/2023	63,000	66,624

3.70%, 8/3/2023	310,000	333,715

3.40%, 2/22/2024	34,000	36,815

3.00%, 10/30/2024	208,000	224,905

4.20%, 11/6/2025	100,000	114,420

3.13%, 5/20/2026	240,000	263,695

4.05%, 12/3/2042 (c)	1,166,000	1,373,867

American Express Credit Corp.

2.70%, 3/3/2022	112,000	114,526

3.30%, 5/3/2027	336,000	373,989

Capital One Financial Corp.

3.05%, 3/9/2022	643,000	659,418

2.60%, 5/11/2023	10,000	10,444

3.50%, 6/15/2023	229,000	244,573

3.30%, 10/30/2024	10,000	10,846

3.20%, 2/5/2025	270,000	290,548

3.80%, 1/31/2028 (c)	60,000	67,452

Discover Financial Services

5.20%, 4/27/2022	314,000	330,813

3.85%, 11/21/2022	789,000	834,075

3.95%, 11/6/2024	1,192,000	1,313,235

3.75%, 3/4/2025	44,000	48,115

4.50%, 1/30/2026	20,000	22,782

4.10%, 2/9/2027	418,000	472,131

Navient Solutions LLC Zero Coupon, 10/3/2022	50,000	49,355

Synchrony Financial

2.85%, 7/25/2022	1,320,000	1,359,871

4.38%, 3/19/2024	487,000	534,316

4.50%, 7/23/2025 (c)	142,000	158,465

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	133

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Consumer Finance — continued

3.70%, 8/4/2026	378,000	412,845

5.15%, 3/19/2029	1,873,000	2,216,622

		17,334,326

Containers & Packaging — 0.1%

Avery Dennison Corp.

4.88%, 12/6/2028	432,000	515,499

2.65%, 4/30/2030	24,000	24,896

		540,395

Diversified Financial Services — 0.1%

Jefferies Financial Group, Inc.

5.50%, 10/18/2023	10,000	10,903

Synchrony Bank 3.00%, 6/15/2022	450,000	463,363

		474,266

Diversified Telecommunication Services — 0.5%

Verizon Communications, Inc.

2.95%, 3/15/2022	232,000	238,463

5.15%, 9/15/2023	10,000	11,159

3.38%, 2/15/2025	50,000	54,613

4.13%, 3/16/2027	310,000	357,671

3.00%, 3/22/2027	20,000	21,683

4.33%, 9/21/2028	50,000	58,187

3.88%, 2/8/2029	411,000	466,844

1.68%, 10/30/2030 (e)	796,000	756,943

7.75%, 12/1/2030 (c)	55,000	80,529

1.75%, 1/20/2031	125,000	119,108

4.40%, 11/1/2034	80,000	95,011

4.27%, 1/15/2036	155,000	180,271

4.81%, 3/15/2039	265,000	327,018

2.65%, 11/20/2040	1,000	934

3.85%, 11/1/2042	80,000	88,253

5.01%, 4/15/2049	9,000	11,429

4.00%, 3/22/2050 (c)	214,000	235,266

2.88%, 11/20/2050	50,000	45,519

4.67%, 3/15/2055	412,000	500,818

2.99%, 10/30/2056 (e)	727,000	658,382

3.00%, 11/20/2060	175,000	157,214

		4,465,315

Electric Utilities — 1.5%

Avangrid, Inc.

3.15%, 12/1/2024	216,000	234,092

3.20%, 4/15/2025	136,000	147,026

3.80%, 6/1/2029	175,000	197,709

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Electric Utilities — continued

Enel Americas SA (Chile)

4.00%, 10/25/2026	761,000	844,724

Enel Chile SA (Chile)

4.88%, 6/12/2028	401,000	470,460

Gulf Power Co.

Series A, 3.30%, 5/30/2027	291,000	323,183

Hydro-Quebec (Canada)

Series IO, 8.05%, 7/7/2024	35,000	43,417

8.50%, 12/1/2029	50,000	75,969

Iberdrola International BV (Spain)

5.81%, 3/15/2025	30,000	35,360

6.75%, 7/15/2036	178,000	266,265

Interstate Power and Light Co.

2.30%, 6/1/2030	650,000	665,062

6.25%, 7/15/2039	202,000	284,965

NextEra Energy Capital Holdings, Inc.

2.90%, 4/1/2022	268,000	275,460

2.80%, 1/15/2023	328,000	342,424

3.15%, 4/1/2024	1,105,000	1,186,625

3.25%, 4/1/2026	610,000	669,114

3.55%, 5/1/2027	224,000	251,413

3.50%, 4/1/2029	150,000	165,859

2.75%, 11/1/2029	1,206,000	1,269,192

2.25%, 6/1/2030	210,000	211,981

Public Service Electric and Gas Co.

3.65%, 9/1/2042	195,000	218,438

Union Electric Co.

8.45%, 3/15/2039	60,000	102,277

3.90%, 9/15/2042	800,000	912,455

Wisconsin Power and Light Co.

3.65%, 4/1/2050	900,000	1,001,918

Xcel Energy, Inc.

0.50%, 10/15/2023 (c)	435,000	435,721

2.60%, 12/1/2029	1,402,000	1,461,196

3.40%, 6/1/2030	350,000	384,972

3.50%, 12/1/2049	50,000	52,645

		12,529,922

Electrical Equipment — 0.1%

Rockwell Automation, Inc.

4.20%, 3/1/2049	964,000	1,192,207

Electronic Equipment, Instruments & Components — 0.2%

Allegion US Holding Co., Inc.

3.20%, 10/1/2024	214,000	227,896

3.55%, 10/1/2027	126,000	136,777

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Electronic Equipment, Instruments & Components — continued

Amphenol Corp.

3.20%, 4/1/2024	56,000	59,840

2.05%, 3/1/2025	724,000	752,306

2.80%, 2/15/2030	187,000	196,954

		1,373,773

Energy Equipment & Services — 0.0% (a)

Helmerich & Payne, Inc.

4.65%, 3/15/2025	176,000	194,416

4.65%, 3/15/2025 (e)	30,000	33,139

		227,555

Entertainment — 0.3%

Activision Blizzard, Inc.

3.40%, 9/15/2026	310,000	345,079

3.40%, 6/15/2027	200,000	222,783

1.35%, 9/15/2030	10,000	9,348

4.50%, 6/15/2047	371,000	457,529

2.50%, 9/15/2050 (c)	1,278,000	1,122,992

Electronic Arts, Inc.

4.80%, 3/1/2026 (c)	400,000	465,718

		2,623,449

Food & Staples Retailing — 0.1%

Ahold Finance USA LLC (Netherlands) 6.88%, 5/1/2029 (c)	124,000	166,796

Koninklijke Ahold Delhaize NV (Netherlands) 5.70%, 10/1/2040	491,000	667,122

		833,918

Food Products — 0.1%

Flowers Foods, Inc.

4.38%, 4/1/2022 (c)	137,000	140,934

3.50%, 10/1/2026	101,000	110,544

Hormel Foods Corp. 1.80%, 6/11/2030	398,000	393,324

		644,802

Gas Utilities — 0.2%

National Fuel Gas Co.

3.75%, 3/1/2023	244,000	256,260

5.50%, 1/15/2026	578,000	667,718

3.95%, 9/15/2027	320,000	344,138

4.75%, 9/1/2028 (c)	250,000	281,201

		1,549,317

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Health Care Equipment & Supplies — 0.6%

Baxter International, Inc.

2.60%, 8/15/2026	663,000	712,087

3.95%, 4/1/2030 (e)	10,000	11,508

3.50%, 8/15/2046	120,000	129,318

Danaher Corp. 3.35%, 9/15/2025	50,000	54,972

DENTSPLY SIRONA, Inc. 3.25%, 6/1/2030	983,000	1,051,001

DH Europe Finance II SARL

2.05%, 11/15/2022	142,000	146,073

2.20%, 11/15/2024	35,000	36,875

2.60%, 11/15/2029	277,000	289,496

Edwards Lifesciences Corp. 4.30%, 6/15/2028	803,000	921,435

Koninklijke Philips NV (Netherlands)

6.88%, 3/11/2038	263,000	396,917

5.00%, 3/15/2042	982,000	1,275,538

		5,025,220

Health Care Providers & Services — 0.4%

AmerisourceBergen Corp.

3.40%, 5/15/2024	500,000	539,523

3.25%, 3/1/2025	255,000	276,302

3.45%, 12/15/2027	429,000	476,221

4.25%, 3/1/2045	350,000	395,415

4.30%, 12/15/2047	175,000	200,644

McKesson Corp.

2.70%, 12/15/2022	899,000	930,158

3.95%, 2/16/2028 (c)	55,000	62,573

4.88%, 3/15/2044	70,000	85,105

		2,965,941

Household Durables — 0.1%

Harman International Industries, Inc. 4.15%, 5/15/2025	100,000	110,648

Whirlpool Corp. 4.60%, 5/15/2050	671,000	800,771

		911,419

Household Products — 0.2%

Church & Dwight Co., Inc.

3.15%, 8/1/2027	61,000	66,975

3.95%, 8/1/2047	1,159,000	1,331,926

Clorox Co. (The)

3.05%, 9/15/2022	134,000	138,639

3.50%, 12/15/2024	10,000	11,016

3.90%, 5/15/2028 (c)	252,000	287,690

		1,836,246

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	135

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Independent Power and Renewable Electricity Producers — 0.3%

Enel Generacion Chile SA (Chile) 4.25%, 4/15/2024	399,000	431,240

PSEG Power LLC 3.85%, 6/1/2023	1,905,000	2,042,884

		2,474,124

Industrial Conglomerates — 0.0% (a)

Pentair Finance SARL 4.50%, 7/1/2029 (c)	129,000	149,028

Insurance — 0.1%

Loews Corp. 4.13%, 5/15/2043	515,000	583,197

Interactive Media & Services — 0.5%

Alphabet, Inc.

3.38%, 2/25/2024 (c)	2,358,000	2,564,256

2.00%, 8/15/2026 (c)	1,274,000	1,340,791

1.10%, 8/15/2030	409,000	386,885

		4,291,932

Internet & Direct Marketing Retail — 0.8%

Alibaba Group Holding Ltd. (China)

2.80%, 6/6/2023	200,000	209,439

3.60%, 11/28/2024	600,000	656,790

4.50%, 11/28/2034	200,000	236,679

4.00%, 12/6/2037	835,000	943,232

4.20%, 12/6/2047	435,000	496,224

4.40%, 12/6/2057	1,600,000	1,908,278

Booking Holdings, Inc.

2.75%, 3/15/2023	693,000	723,590

3.65%, 3/15/2025 (c)	126,000	137,960

3.60%, 6/1/2026	10,000	11,072

4.63%, 4/13/2030	70,000	83,533

JD.com, Inc. (China)

3.88%, 4/29/2026	420,000	462,049

4.13%, 1/14/2050	1,020,000	1,071,220

		6,940,066

IT Services — 0.1%

Broadridge Financial Solutions, Inc.

3.40%, 6/27/2026	284,000	312,688

2.90%, 12/1/2029	126,000	132,753

		445,441

Leisure Products — 0.2%

Hasbro, Inc.

3.00%, 11/19/2024	137,000	147,006

3.55%, 11/19/2026	141,000	154,322

3.50%, 9/15/2027	133,000	144,547

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Leisure Products — continued

6.35%, 3/15/2040	585,000	767,698

5.10%, 5/15/2044	245,000	281,084

		1,494,657

Life Sciences Tools & Services — 0.1%

Agilent Technologies, Inc.

3.20%, 10/1/2022	134,000	138,918

3.88%, 7/15/2023	309,000	330,719

3.05%, 9/22/2026	40,000	43,501

2.75%, 9/15/2029	470,000	494,529

		1,007,667

Machinery — 0.2%

IDEX Corp. 3.00%, 5/1/2030	545,000	578,365

Otis Worldwide Corp. 3.11%, 2/15/2040	1,157,000	1,192,970

		1,771,335

Metals & Mining — 1.9%

Kinross Gold Corp. (Canada)

5.95%, 3/15/2024	726,000	823,694

4.50%, 7/15/2027	430,000	492,244

Newmont Corp.

3.50%, 3/15/2022	290,000	296,345

3.70%, 3/15/2023	302,000	318,238

2.80%, 10/1/2029	338,000	354,293

2.25%, 10/1/2030	950,000	947,389

5.88%, 4/1/2035	283,000	386,602

6.25%, 10/1/2039	101,000	145,537

4.88%, 3/15/2042	453,000	575,896

5.45%, 6/9/2044	400,000	535,643

Rio Tinto Alcan, Inc. (Canada)

7.25%, 3/15/2031	476,000	680,547

6.13%, 12/15/2033	90,000	131,027

5.75%, 6/1/2035	71,000	99,380

Rio Tinto Finance USA plc (Australia)

4.75%, 3/22/2042	61,000	79,226

4.13%, 8/21/2042	1,547,000	1,869,528

Southern Copper Corp. (Peru)

3.50%, 11/8/2022	139,000	145,294

3.88%, 4/23/2025	1,017,000	1,122,818

6.75%, 4/16/2040	100,000	140,967

5.25%, 11/8/2042	228,000	286,298

5.88%, 4/23/2045	1,214,000	1,649,784

Vale Overseas Ltd. (Brazil)

6.25%, 8/10/2026	719,000	873,455

3.75%, 7/8/2030	754,000	805,729

SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Metals & Mining — continued

6.88%, 11/21/2036	125,000	171,533

6.88%, 11/10/2039	426,000	587,761

Vale SA (Brazil) 5.63%, 9/11/2042 (c)	1,987,000	2,499,508

		16,018,736

Multiline Retail — 0.3%

Dollar General Corp.

3.25%, 4/15/2023	214,000	225,173

4.15%, 11/1/2025	259,000	292,572

3.88%, 4/15/2027	120,000	135,756

4.13%, 5/1/2028	230,000	264,104

3.50%, 4/3/2030	325,000	358,116

4.13%, 4/3/2050	1,084,000	1,255,352

		2,531,073

Multi-Utilities — 0.1%

Ameren Corp.

2.50%, 9/15/2024	349,000	369,789

3.50%, 1/15/2031	661,000	731,926

Public Service Enterprise Group, Inc. 2.65%, 11/15/2022	10,000	10,368

		1,112,083

Oil, Gas & Consumable Fuels — 3.0%

Boardwalk Pipelines LP 3.40%, 2/15/2031	400,000	412,998

Burlington Resources LLC

7.20%, 8/15/2031	179,000	259,223

5.95%, 10/15/2036	376,000	521,540

Cimarex Energy Co. 4.38%, 3/15/2029 (c)	454,000	508,050

Conoco Funding Co. 7.25%, 10/15/2031	151,000	221,333

ConocoPhillips

5.90%, 10/15/2032	131,000	178,040

6.50%, 2/1/2039	60,000	87,987

ConocoPhillips Co.

2.40%, 12/15/2022	353,000	363,807

3.35%, 11/15/2024 (c)	197,000	214,237

4.95%, 3/15/2026 (c)	818,000	959,863

6.95%, 4/15/2029	132,000	179,945

4.30%, 11/15/2044	358,000	426,325

5.95%, 3/15/2046 (c)	33,000	47,565

Ecopetrol SA (Colombia)

5.88%, 9/18/2023	109,000	120,954

4.13%, 1/16/2025	119,000	127,622

6.88%, 4/29/2030	99,000	121,481

7.38%, 9/18/2043	68,000	85,493

5.88%, 5/28/2045	168,000	183,037

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Oil, Gas & Consumable Fuels — continued

Eni USA, Inc. (Italy) 7.30%, 11/15/2027	104,000	136,795

EOG Resources, Inc.

2.63%, 3/15/2023	206,000	214,414

4.15%, 1/15/2026 (c)	600,000	681,305

4.38%, 4/15/2030	710,000	834,051

4.95%, 4/15/2050	283,000	358,490

Equinor ASA (Norway)

2.65%, 1/15/2024	97,000	102,785

3.70%, 3/1/2024	91,000	99,670

1.75%, 1/22/2026	38,000	39,091

3.63%, 9/10/2028	40,000	45,122

2.38%, 5/22/2030	162,000	165,711

3.25%, 11/18/2049	230,000	233,846

Hess Corp.

7.30%, 8/15/2031	1,272,000	1,658,841

5.60%, 2/15/2041 (c)	1,772,000	2,103,072

HollyFrontier Corp.

2.63%, 10/1/2023 (c)	250,000	257,023

5.88%, 4/1/2026	1,022,000	1,163,239

4.50%, 10/1/2030	254,000	267,728

Magellan Midstream Partners LP

5.00%, 3/1/2026	10,000	11,661

3.25%, 6/1/2030 (c)	600,000	644,930

5.15%, 10/15/2043	26,000	31,031

4.25%, 9/15/2046	72,000	76,217

4.20%, 10/3/2047	50,000	52,333

3.95%, 3/1/2050	1,000,000	1,022,956

Pioneer Natural Resources Co.

0.75%, 1/15/2024	1,591,000	1,591,264

1.13%, 1/15/2026	393,000	389,246

4.45%, 1/15/2026	368,000	418,445

Suncor Energy, Inc. (Canada)

3.10%, 5/15/2025	190,000	204,087

7.15%, 2/1/2032	64,000	87,573

4.00%, 11/15/2047	2,211,000	2,374,274

Tosco Corp. 8.13%, 2/15/2030	65,000	95,249

Valero Energy Corp.

2.70%, 4/15/2023	175,000	182,446

1.20%, 3/15/2024	388,000	391,207

3.65%, 3/15/2025 (c)	505,000	547,130

2.85%, 4/15/2025	360,000	379,793

3.40%, 9/15/2026	1,124,000	1,207,728

2.15%, 9/15/2027	100,000	100,135

4.35%, 6/1/2028	324,000	364,242

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	137

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

4.00%, 4/1/2029	250,000	275,630

7.50%, 4/15/2032	147,000	203,704

4.90%, 3/15/2045	136,000	156,624

Valero Energy Partners LP

4.38%, 12/15/2026	287,000	325,316

4.50%, 3/15/2028	302,000	341,052

		24,854,956

Personal Products — 0.2%

Estee Lauder Cos., Inc. (The)

2.00%, 12/1/2024	75,000	78,828

3.15%, 3/15/2027	160,000	176,870

2.38%, 12/1/2029	27,000	28,141

2.60%, 4/15/2030	58,000	61,480

6.00%, 5/15/2037 (c)	130,000	182,214

4.38%, 6/15/2045	191,000	235,740

4.15%, 3/15/2047	125,000	152,386

3.13%, 12/1/2049	681,000	717,652

		1,633,311

Pharmaceuticals — 0.9%

Johnson & Johnson

2.25%, 3/3/2022	83,000	84,566

2.45%, 3/1/2026	43,000	46,102

2.90%, 1/15/2028	220,000	241,647

6.95%, 9/1/2029	50,000	71,090

4.38%, 12/5/2033	227,000	283,075

3.55%, 3/1/2036	192,000	224,142

3.63%, 3/3/2037	170,000	198,656

5.95%, 8/15/2037	25,000	36,425

3.40%, 1/15/2038	286,000	321,540

2.10%, 9/1/2040	250,000	234,353

4.50%, 9/1/2040	73,000	93,068

4.50%, 12/5/2043	25,000	32,327

3.70%, 3/1/2046	699,000	809,630

3.75%, 3/3/2047	87,000	101,692

3.50%, 1/15/2048	719,000	812,192

2.25%, 9/1/2050	770,000	698,806

2.45%, 9/1/2060	264,000	239,950

Zoetis, Inc.

3.25%, 2/1/2023	467,000	488,555

4.50%, 11/13/2025	56,000	64,171

3.00%, 9/12/2027	625,000	682,039

3.90%, 8/20/2028	497,000	563,106

2.00%, 5/15/2030	272,000	268,492

4.70%, 2/1/2043	469,000	592,447

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pharmaceuticals — continued

3.95%, 9/12/2047	154,000	176,717

4.45%, 8/20/2048	135,000	165,118

3.00%, 5/15/2050	173,000	172,097

		7,702,003

Professional Services — 0.6%

Thomson Reuters Corp. (Canada)

4.30%, 11/23/2023	419,000	456,941

3.35%, 5/15/2026	1,540,000	1,687,512

5.50%, 8/15/2035	100,000	128,598

5.85%, 4/15/2040	25,000	32,873

5.65%, 11/23/2043 (c)	1,318,000	1,698,133

Verisk Analytics, Inc.

4.13%, 9/12/2022	10,000	10,542

5.50%, 6/15/2045	47,000	61,676

3.63%, 5/15/2050	562,000	580,466

		4,656,741

Semiconductors & Semiconductor Equipment — 1.0%

Maxim Integrated Products, Inc.

3.38%, 3/15/2023	48,000	50,342

3.45%, 6/15/2027 (c)	160,000	178,228

Micron Technology, Inc.

2.50%, 4/24/2023	507,000	528,118

4.64%, 2/6/2024	431,000	476,265

4.98%, 2/6/2026	698,000	809,194

4.19%, 2/15/2027	125,000	142,465

5.33%, 2/6/2029	110,000	132,720

4.66%, 2/15/2030	220,000	257,647

NVIDIA Corp.

3.20%, 9/16/2026	175,000	192,937

2.85%, 4/1/2030	856,000	920,431

3.50%, 4/1/2040	334,000	369,229

3.50%, 4/1/2050	318,000	345,057

3.70%, 4/1/2060	1,280,000	1,432,472

Texas Instruments, Inc.

2.25%, 5/1/2023	90,000	93,339

2.63%, 5/15/2024	40,000	42,571

2.90%, 11/3/2027	230,000	252,092

2.25%, 9/4/2029	50,000	51,522

3.88%, 3/15/2039	754,000	886,784

4.15%, 5/15/2048	1,145,000	1,399,456

		8,560,869

SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Software — 0.4%

Cadence Design Systems, Inc. 4.38%, 10/15/2024	865,000	962,525

Citrix Systems, Inc.

4.50%, 12/1/2027 (c)	577,000	668,960

3.30%, 3/1/2030	208,000	219,619

Intuit, Inc. 0.65%, 7/15/2023	557,000	560,865

ServiceNow, Inc. 1.40%, 9/1/2030	850,000	790,995

		3,202,964

Specialty Retail — 0.6%

Best Buy Co., Inc.

4.45%, 10/1/2028	800,000	928,971

1.95%, 10/1/2030	359,000	347,215

Ross Stores, Inc.

4.60%, 4/15/2025	707,000	803,500

0.88%, 4/15/2026	14,000	13,745

TJX Cos., Inc. (The)

2.50%, 5/15/2023	445,000	463,302

3.50%, 4/15/2025	10,000	10,966

2.25%, 9/15/2026	1,196,000	1,263,552

3.75%, 4/15/2027	100,000	113,282

1.15%, 5/15/2028	165,000	159,902

Tractor Supply Co. 1.75%, 11/1/2030	677,000	649,284

		4,753,719

Technology Hardware, Storage & Peripherals — 0.4%

HP, Inc.

2.20%, 6/17/2025	10,000	10,438

3.00%, 6/17/2027	2,010,000	2,175,408

3.40%, 6/17/2030	10,000	10,794

6.00%, 9/15/2041	720,000	924,566

		3,121,206

Trading Companies & Distributors — 0.2%

WW Grainger, Inc.

1.85%, 2/15/2025	1,009,000	1,047,706

4.60%, 6/15/2045	499,000	624,300

		1,672,006

Wireless Telecommunication Services — 0.6%

T-Mobile USA, Inc.

3.50%, 4/15/2025 (e)	10,000	10,859

3.75%, 4/15/2027 (e)	10,000	11,044

2.05%, 2/15/2028 (e)	10,000	9,980

3.88%, 4/15/2030 (e)	1,089,000	1,202,724

4.38%, 4/15/2040 (e)	770,000	872,395

3.00%, 2/15/2041 (c) (e)	620,000	588,795

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Wireless Telecommunication Services — continued

4.50%, 4/15/2050 (e)	1,031,000	1,160,207

3.30%, 2/15/2051 (e)	1,296,000	1,214,713

		5,070,717

Total Corporate Bonds (Cost $217,448,323)		218,625,236

Commercial Mortgage-Backed Securities — 2.2%

Banc of America Commercial Mortgage Trust Series 2017-BNK3, Class A4, 3.57%, 2/15/2050	20,000	22,255

BANK

Series 2017-BNK4, Class ASB, 3.42%, 5/15/2050	30,000	32,487

Series 2019-BN16, Class A4, 4.01%, 2/15/2052	60,000	68,973

Series 2019-BN21, Class A5, 2.85%, 10/17/2052	60,000	64,146

Series 2019-BN23, Class A3, 2.92%, 12/15/2052	142,000	152,460

Series 2018-BN10, Class A5, 3.69%, 2/15/2061	20,000	22,469

Series 2018-BN10, Class AS, 3.90%, 2/15/2061 (f)	180,000	201,626

Series 2019-BN19, Class A3, 3.18%, 8/15/2061	100,000	109,140

Series 2019-BN22, Class A4, 2.98%, 11/15/2062	260,000	280,309

BBCMS Mortgage Trust Series 2018-C2, Class A5, 4.31%, 12/15/2051	40,000	46,587

Benchmark Mortgage Trust

Series 2018-B1, Class A5, 3.67%, 1/15/2051 (f)	50,000	56,095

Series 2018-B2, Class B, 4.20%, 2/15/2051 ‡ (f)	20,000	22,775

Series 2018-B5, Class A4, 4.21%, 7/15/2051	110,000	127,614

Series 2018-B6, Class A2, 4.20%, 10/10/2051	50,000	53,651

Series 2018-B8, Class A5, 4.23%, 1/15/2052	40,000	46,636

Series 2020-B16, Class AM, 2.94%, 2/15/2053 ‡ (f)	180,000	189,829

Cantor Commercial Real Estate Lending Series 2019-CF2, Class AS, 3.12%, 11/15/2052	75,000	79,997

CD Mortgage Trust

Series 2017-CD3, Class A4, 3.63%, 2/10/2050	330,000	368,157

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	139

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Commercial Mortgage-Backed Securities — continued

Series 2017-CD6, Class ASB, 3.33%, 11/13/2050	20,000	21,831

Series 2017-CD6, Class AM, 3.71%, 11/13/2050 (f)	30,000	33,202

CFCRE Commercial Mortgage Trust

Series 2017-C8, Class A4, REIT, 3.57%, 6/15/2050	30,000	33,164

Series 2016-C7, Class ASB, 3.64%, 12/10/2054	20,000	21,693

Citigroup Commercial Mortgage Trust

Series 2014-GC21, Class AAB, 3.48%, 5/10/2047	12,840	13,421

Series 2014-GC23, Class B, 4.17%, 7/10/2047 ‡ (f)	30,000	32,571

Series 2014-GC25, Class AAB, 3.37%, 10/10/2047	21,517	22,541

Series 2015-GC29, Class C, 4.15%, 4/10/2048 ‡ (f)	40,000	42,593

Series 2016-C1, Class AAB, 3.00%, 5/10/2049	100,000	106,074

Series 2019-GC43, Class A4, 3.04%, 11/10/2052	850,000	918,641

Commercial Mortgage Trust

Series 2013-CR9, Class A4, 4.22%, 7/10/2045 (f)	120,000	129,583

Series 2012-CR3, Class A3, 2.82%, 10/15/2045	159,394	163,037

Series 2012-CR4, Class A3, 2.85%, 10/15/2045	24,848	25,720

Series 2013-CR6, Class A4, 3.10%, 3/10/2046	20,000	20,896

Series 2013-CR7, Class A4, 3.21%, 3/10/2046	48,255	50,694

Series 2013-CR13, Class B, 4.89%, 11/10/2046 (f)	364,000	402,100

Series 2014-UBS5, Class AM, 4.19%, 9/10/2047 (f)	40,000	43,803

Series 2014-CR20, Class A3, 3.33%, 11/10/2047	45,000	48,188

Series 2014-UBS6, Class A4, 3.38%, 12/10/2047	140,000	150,640

Series 2015-LC19, Class A4, 3.18%, 2/10/2048	750,000	810,291

Series 2015-LC21, Class AM, 4.04%, 7/10/2048 (f)	30,000	32,549

Series 2015-CR25, Class A4, 3.76%, 8/10/2048	30,000	33,289

CSAIL Commercial Mortgage Trust

Series 2015-C3, Class A4, 3.72%, 8/15/2048	30,000	33,203

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Series 2016-C5, Class A5, 3.76%, 11/15/2048	27,000	30,055

Series 2019-C15, Class A4, 4.05%, 3/15/2052	210,000	239,885

DBGS Mortgage Trust Series 2018-C1, Class A4, 4.47%, 10/15/2051	20,000	23,468

DBJPM Mortgage Trust Series 2017-C6, Class A5, 3.33%, 6/10/2050	20,000	22,080

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K027, Class A2, 2.64%, 1/25/2023	267,000	274,855

Series K028, Class A2, 3.11%, 2/25/2023	100,000	103,949

Series K029, Class A2, 3.32%, 2/25/2023 (f)	150,000	156,838

Series K033, Class A2, 3.06%, 7/25/2023 (f)	220,000	232,091

Series K036, Class A2, 3.53%, 10/25/2023 (f)	162,000	173,918

Series K725, Class AM, 3.10%, 2/25/2024 (f)	50,000	53,194

Series K728, Class A2, 3.06%, 8/25/2024 (f)	50,000	53,601

Series K040, Class A2, 3.24%, 9/25/2024	70,000	75,765

Series K731, Class A2, 3.60%, 2/25/2025 (f)	50,000	54,385

Series K051, Class A2, 3.31%, 9/25/2025	40,000	44,274

Series K734, Class A2, 3.21%, 2/25/2026	370,000	406,137

Series K735, Class A2, 2.86%, 5/25/2026	50,000	54,602

Series K057, Class A2, 2.57%, 7/25/2026	63,000	67,999

Series K063, Class A1, 3.05%, 8/25/2026	43,459	46,305

Series K084, Class A2, 3.78%, 10/25/2028 (f)	500,000	583,830

Series K085, Class A2, 4.06%, 10/25/2028 (f)	840,000	995,933

Series K096, Class A2, 2.52%, 7/25/2029	295,000	316,837

Series K099, Class A2, 2.60%, 9/25/2029	100,000	108,043

Series K100, Class A2, 2.67%, 9/25/2029	400,000	434,503

Series K-1512, Class A2, 2.99%, 5/25/2031	75,000	82,476

SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Commercial Mortgage-Backed Securities — continued

Series K156, Class A3, 3.70%, 6/25/2033 (f)	91,000	107,110

Series K-1512, Class A3, 3.06%, 4/25/2034	150,000	168,055

Series K-1513, Class A3, 2.80%, 8/25/2034	325,000	354,509

Series K-1514, Class A2, 2.86%, 10/25/2034	400,000	439,994

Series K-1518, Class A2, 1.86%, 10/25/2035	848,000	837,645

FNMA ACES

Series 2014-M2, Class A2, 3.51%, 12/25/2023 (f)	35,111	37,792

Series 2014-M3, Class A2, 3.49%, 1/25/2024 (f)	30,035	32,352

Series 2017-M10, Class AV2, 2.56%, 7/25/2024 (f)	49,630	52,168

Series 2016-M6, Class A1, 2.14%, 5/25/2026	41,403	42,719

Series 2016-M11, Class A1, 2.08%, 7/25/2026	44,938	46,266

Series 2017-M1, Class A2, 2.42%, 10/25/2026 (f)	200,000	212,209

Series 2017-M7, Class A2, 2.96%, 2/25/2027 (f)	730,000	795,740

Series 2017-M12, Class A1, 2.75%, 6/25/2027	1,933	1,933

Series 2017-M12, Class A2, 3.08%, 6/25/2027 (f)	202,756	223,366

Series 2018-M10, Class A2, 3.37%, 7/25/2028 (f)	40,000	45,565

Series 2018-M14, Class A2, 3.58%, 8/25/2028 (f)	450,000	519,560

Series 2019-M1, Class A2, 3.55%, 9/25/2028 (f)	85,000	98,205

Series 2018-M13, Class A1, 3.70%, 3/25/2030 (f)	34,250	38,846

GS Mortgage Securities Trust

Series 2012-GCJ9, Class A3, 2.77%, 11/10/2045	77,671	79,787

Series 2014-GC24, Class AAB, 3.65%, 9/10/2047	17,674	18,614

Series 2014-GC24, Class AS, 4.16%, 9/10/2047 (f)	170,000	184,998

Series 2015-GC28, Class A4, 3.14%, 2/10/2048	38,765	41,284

Series 2015-GC30, Class A4, 3.38%, 5/10/2050	25,000	27,300

Series 2019-GSA1, Class A4, 3.05%, 11/10/2052	260,000	279,938

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

JPMBB Commercial Mortgage Securities Trust

Series 2013-C12, Class C, 4.10%, 7/15/2045 (f)	26,000	26,833

Series 2015-C29, Class B, 4.12%, 5/15/2048 ‡ (f)	40,000	42,921

Series 2015-C31, Class A3, 3.80%, 8/15/2048	40,000	44,277

JPMDB Commercial Mortgage Securities Trust

Series 2016-C2, Class B, 3.99%, 6/15/2049 (f)	20,000	21,052

Series 2017-C5, Class B, 4.01%, 3/15/2050 ‡ (f)	20,000	21,750

JPMorgan Chase Commercial Mortgage Securities Trust

Series 2012-C8, Class A3, 2.83%, 10/15/2045	7,260	7,481

Series 2012-LC9, Class A5, 2.84%, 12/15/2047	19,879	20,441

Morgan Stanley Bank of America Merrill Lynch Trust

Series 2012-C5, Class A4, 3.18%, 8/15/2045	20,000	20,603

Series 2013-C9, Class A4, 3.10%, 5/15/2046	30,000	31,501

Series 2015-C22, Class AS, 3.56%, 4/15/2048 ‡	40,000	42,091

Series 2015-C25, Class ASB, 3.38%, 10/15/2048	46,583	49,351

Series 2015-C25, Class A5, 3.64%, 10/15/2048	40,000	44,204

Series 2016-C32, Class A4, 3.72%, 12/15/2049	295,000	329,253

Morgan Stanley Capital I Trust

Series 2016-UB12, Class A3, 3.34%, 12/15/2049	850,000	919,465

Series 2017-H1, Class C, 4.28%, 6/15/2050 ‡ (f)	25,000	25,864

Series 2019-L2, Class A4, 4.07%, 3/15/2052	50,000	57,329

Series 2019-L3, Class A4, 3.13%, 11/15/2052	100,000	108,658

UBS Commercial Mortgage Trust

Series 2012-C1, Class A3, 3.40%, 5/10/2045	122,004	124,962

Series 2017-C4, Class ASB, 3.37%, 10/15/2050	40,000	43,494

Series 2017-C5, Class AS, 3.78%, 11/15/2050 (f)	70,000	77,351

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	141

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Commercial Mortgage-Backed securities — continued

Series 2017-C7, Class AS, 4.06%, 12/15/2050 (f)	50,000	56,377

UBS-Barclays Commercial Mortgage Trust

Series 2013-C5, Class A4, 3.18%, 3/10/2046	40,000	41,692

Series 2012-C2, Class A4, 3.53%, 5/10/2063	20,000	20,634

Wells Fargo Commercial Mortgage Trust

Series 2012-LC5, Class A3, 2.92%, 10/15/2045	72,342	74,620

Series 2013-LC12, Class A4, 4.22%, 7/15/2046 (f)	300,000	321,526

Series 2015-C27, Class A4, 3.19%, 2/15/2048	42,549	45,451

Series 2015-C28, Class A4, 3.54%, 5/15/2048	20,000	21,925

Series 2015-C29, Class A4, 3.64%, 6/15/2048	120,000	132,442

Series 2018-C45, Class A3, 3.92%, 6/15/2051	45,000	51,007

Series 2019-C53, Class A4, 3.04%, 10/15/2052	125,000	135,167

Series 2020-C55, Class A5, 2.73%, 2/15/2053	240,000	253,294

WFRBS Commercial Mortgage Trust

Series 2012-C9, Class AS, 3.39%, 11/15/2045	60,000	62,404

Series 2012-C10, Class A3, 2.88%, 12/15/2045	40,000	41,476

Series 2013-C15, Class AS, 4.36%, 8/15/2046 (f)	190,000	201,295

Series 2014-C22, Class A4, 3.49%, 9/15/2057	40,000	43,031

Series 2014-C22, Class A5, 3.75%, 9/15/2057	25,000	27,349

Total Commercial Mortgage-backed Securities (Cost $17,807,560)		18,044,479

Foreign Government Securities — 1.9%

Canada Government Bond (Canada)

2.63%, 1/25/2022	255,000	260,616

1.63%, 1/22/2025 (c)	35,000	36,483

Export Development Canada (Canada)

2.00%, 5/17/2022	25,000	25,547

1.75%, 7/18/2022	60,000	61,291

2.50%, 1/24/2023	120,000	125,220

2.63%, 2/21/2024	55,000	58,660

FMS Wertmanagement AoeR (Germany)

2.00%, 8/1/2022	405,000	415,291

2.75%, 1/30/2024	200,000	213,731

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Hungary Government Bond (Hungary)

5.38%, 2/21/2023	142,000	155,493

5.38%, 3/25/2024	186,000	211,629

Italian Republic Government Bond (Italy) 5.38%, 6/15/2033	427,000	531,764

Japan Bank for International Cooperation (Japan)

1.63%, 10/17/2022	200,000	204,336

1.75%, 1/23/2023	200,000	205,461

3.00%, 5/29/2024	201,000	217,053

2.50%, 5/28/2025	220,000	236,380

2.88%, 6/1/2027	202,000	222,372

2.88%, 7/21/2027	218,000	239,384

Oriental Republic of Uruguay (Uruguay)

8.00%, 11/18/2022	50,000	54,287

4.50%, 8/14/2024	140,000	152,554

4.38%, 10/27/2027	80,000	91,232

5.10%, 6/18/2050	159,000	197,791

4.98%, 4/20/2055	55,000	67,694

Province of Alberta (Canada)

2.20%, 7/26/2022	90,000	92,437

3.35%, 11/1/2023	100,000	107,712

2.95%, 1/23/2024	50,000	53,570

1.00%, 5/20/2025	100,000	101,051

3.30%, 3/15/2028	25,000	28,017

Province of British Columbia (Canada)

2.00%, 10/23/2022	344,000	354,094

1.75%, 9/27/2024	100,000	104,456

2.25%, 6/2/2026	49,000	52,330

Province of Manitoba (Canada) 2.13%, 5/4/2022	33,000	33,724

Province of Ontario (Canada)

2.40%, 2/8/2022	95,000	96,898

2.55%, 4/25/2022	331,000	339,774

2.20%, 10/3/2022	24,000	24,739

1.75%, 1/24/2023	346,000	355,596

3.40%, 10/17/2023 (c)	267,000	287,865

3.05%, 1/29/2024	155,000	166,695

2.50%, 4/27/2026	129,000	138,945

2.30%, 6/15/2026	30,000	32,012

2.00%, 10/2/2029	25,000	25,831

Province of Quebec (Canada)

2.38%, 1/31/2022	198,000	201,895

1.50%, 2/11/2025	220,000	227,233

2.50%, 4/20/2026	550,000	592,982

SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Foreign Government Securities — continued

Republic of Chile (Chile) 2.55%, 1/27/2032 (c)	150,000	152,914

Republic of Colombia (Colombia)

8.13%, 5/21/2024	93,000	111,471

4.50%, 1/28/2026	200,000	221,385

4.50%, 3/15/2029	90,000	99,628

10.38%, 1/28/2033	76,000	117,948

5.00%, 6/15/2045	200,000	216,983

Republic of Indonesia (Indonesia)

5.35%, 2/11/2049 (c)	200,000	252,346

3.50%, 2/14/2050	200,000	199,504

3.35%, 3/12/2071 (c)	200,000	189,576

Republic of Korea (South Korea)

5.63%, 11/3/2025	200,000	242,465

2.75%, 1/19/2027	207,000	225,692

1.00%, 9/16/2030	306,000	290,130

Republic of Panama (Panama)

7.13%, 1/29/2026	100,000	124,591

8.88%, 9/30/2027	33,000	45,923

9.38%, 4/1/2029	152,000	224,519

6.70%, 1/26/2036	96,000	129,702

4.50%, 4/1/2056	200,000	220,698

Republic of Peru (Peru)

7.35%, 7/21/2025	80,000	100,492

8.75%, 11/21/2033	246,000	389,199

6.55%, 3/14/2037	25,000	34,727

3.23%, 7/28/2121	257,000	217,636

Republic of Philippines (Philippines)

7.50%, 9/25/2024	250,000	292,310

9.50%, 10/21/2024	125,000	163,812

10.63%, 3/16/2025	72,000	100,079

9.50%, 2/2/2030	47,000	74,980

2.95%, 5/5/2045	400,000	385,205

Republic of Poland (Poland)

5.00%, 3/23/2022	151,000	158,669

3.25%, 4/6/2026	225,000	252,173

State of Israel Government Bond (Israel)

3.15%, 6/30/2023	200,000	212,083

2.88%, 3/16/2026	200,000	218,130

4.50%, 4/3/2120	201,000	248,456

Svensk Exportkredit AB (Sweden)

0.75%, 4/6/2023	292,000	294,964

0.50%, 8/26/2025	201,000	197,945

United Mexican States (Mexico)

8.00%, 9/24/2022	51,000	56,820

4.00%, 10/2/2023	240,000	260,759

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

4.50%, 4/22/2029	280,000	314,667

6.75%, 9/27/2034	265,000	347,828

5.55%, 1/21/2045	200,000	234,252

4.60%, 1/23/2046	200,000	205,982

5.75%, 10/12/2110	394,000	448,521

Total Foreign Government Securities (Cost $15,651,655)		15,677,289

U.S. Government Agency Securities — 1.6%

FFCB

0.53%, 1/18/2022	309,000	310,166

0.38%, 4/8/2022	290,000	290,811

0.25%, 6/2/2022	140,000	140,208

1.85%, 8/5/2022	34,000	34,721

0.13%, 11/23/2022	867,000	866,751

0.57%, 7/2/2024	45,000	44,890

FHLB

2.25%, 3/11/2022	30,000	30,643

2.38%, 6/10/2022	25,000	25,706

0.13%, 10/21/2022	50,000	49,996

1.88%, 12/9/2022	10,000	10,307

3.00%, 12/9/2022	70,000	73,523

1.38%, 2/17/2023	95,000	97,270

2.13%, 3/10/2023	75,000	77,920

3.38%, 12/8/2023	100,000	108,464

2.50%, 2/13/2024	180,000	191,707

1.50%, 8/15/2024	10,000	10,386

2.88%, 9/13/2024	130,000	141,214

2.75%, 12/13/2024	100,000	108,521

2.38%, 3/14/2025	35,000	37,482

3.25%, 11/16/2028	860,000	985,019

2.13%, 9/14/2029	100,000	105,765

5.63%, 3/14/2036	50,000	74,075

5.50%, 7/15/2036	35,000	51,966

FHLMC

2.38%, 1/13/2022	216,000	220,260

0.25%, 6/8/2022	679,000	680,169

0.13%, 7/25/2022	500,000	499,968

0.38%, 4/20/2023	10,000	10,048

0.38%, 5/5/2023	600,000	602,836

2.75%, 6/19/2023	282,000	298,601

0.25%, 6/26/2023	210,000	210,313

0.25%, 8/24/2023	650,000	650,773

0.30%, 9/28/2023	10,000	9,992

0.30%, 12/29/2023	10,000	9,993

1.50%, 2/12/2025	379,000	393,968

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	143

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. Government Agency Securities — continued

0.38%, 7/21/2025	73,000	72,191

0.38%, 9/23/2025	10,000	9,850

2.60%, 12/14/2029 (g)	80,000	69,818

6.25%, 7/15/2032	120,000	178,202

FNMA

2.25%, 4/12/2022	118,000	120,771

1.38%, 9/6/2022	72,000	73,348

2.38%, 1/19/2023	121,000	126,093

0.25%, 7/10/2023	10,000	10,003

0.30%, 8/3/2023	140,000	140,101

2.88%, 9/12/2023	400,000	426,483

2.50%, 2/5/2024	161,000	171,291

2.63%, 9/6/2024	65,000	70,099

1.63%, 10/15/2024	10,000	10,441

0.63%, 4/22/2025	120,000	120,204

0.50%, 6/17/2025	455,000	452,781

2.13%, 4/24/2026	175,000	186,900

1.88%, 9/24/2026	503,000	530,018

6.25%, 5/15/2029	310,000	427,302

7.13%, 1/15/2030	31,000	45,716

0.88%, 8/5/2030	10,000	9,451

6.63%, 11/15/2030	108,000	157,744

6.21%, 8/6/2038	45,000	72,758

Israel Government AID Bond (Israel) 5.50%, 12/4/2023	388,000	442,288

Tennessee Valley Authority

1.88%, 8/15/2022	129,000	132,180

0.75%, 5/15/2025	50,000	50,076

7.13%, 5/1/2030	166,000	246,829

Series B, 4.70%, 7/15/2033	612,000	800,743

6.15%, 1/15/2038	35,000	53,722

3.50%, 12/15/2042	50,000	57,968

5.38%, 4/1/2056	55,000	87,468

4.25%, 9/15/2065	395,000	534,177

Total U.S. Government Agency Securities (Cost $13,255,152)		13,341,448

Supranational — 1.5%

African Development Bank (Supranational)

0.50%, 4/22/2022	37,000	37,138

0.75%, 4/3/2023	240,000	242,656

3.00%, 9/20/2023	100,000	106,810

Asian Development Bank (Supranational)

1.88%, 2/18/2022	640,000	650,414

0.63%, 4/7/2022	360,000	361,840

1.75%, 9/13/2022	273,000	279,549

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

1.63%, 1/24/2023	100,000	102,696

2.75%, 3/17/2023	25,000	26,295

2.63%, 1/30/2024	150,000	159,898

1.50%, 10/18/2024	60,000	62,141

2.00%, 1/22/2025	100,000	105,517

0.63%, 4/29/2025	100,000	100,023

2.50%, 11/2/2027	164,000	177,791

2.75%, 1/19/2028	100,000	110,089

3.13%, 9/26/2028	80,000	90,527

1.88%, 1/24/2030	93,000	96,331

0.75%, 10/8/2030	181,000	168,677

Asian Infrastructure Investment Bank (The) (Supranational)

2.25%, 5/16/2024	30,000	31,752

0.50%, 5/28/2025	84,000	83,475

0.50%, 1/27/2026	400,000	393,270

Corp. Andina de Fomento (Supranational)

4.38%, 6/15/2022	320,000	335,197

2.75%, 1/6/2023 (c)	300,000	311,594

3.75%, 11/23/2023	25,000	26,888

Council of Europe Development Bank (Supranational)

2.63%, 2/13/2023	49,000	51,297

1.38%, 2/27/2025	291,000	300,125

European Bank for Reconstruction & Development (Supranational)

2.13%, 3/7/2022	25,000	25,490

0.50%, 5/19/2025 (c)	639,000	635,633

European Investment Bank (Supranational)

2.25%, 3/15/2022	30,000	30,644

2.63%, 5/20/2022	26,000	26,779

2.38%, 6/15/2022	67,000	68,898

1.38%, 9/6/2022	85,000	86,542

2.00%, 12/15/2022	200,000	206,475

2.50%, 3/15/2023	1,100,000	1,151,388

3.25%, 1/29/2024 (c)	420,000	455,227

2.63%, 3/15/2024	40,000	42,731

1.88%, 2/10/2025	200,000	210,152

0.63%, 7/25/2025	86,000	85,649

0.38%, 12/15/2025	75,000	73,537

2.38%, 5/24/2027	41,000	44,332

1.63%, 10/9/2029	130,000	132,179

0.75%, 9/23/2030	10,000	9,347

Inter-American Development Bank (Supranational)

2.13%, 1/18/2022	116,000	117,984

SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Supranational — continued

1.75%, 4/14/2022	50,000	50,889

2.50%, 1/18/2023	314,000	327,589

0.88%, 4/3/2025	50,000	50,584

7.00%, 6/15/2025	91,000	114,608

0.63%, 7/15/2025	100,000	99,535

2.00%, 6/2/2026	100,000	105,684

2.38%, 7/7/2027	26,000	27,927

3.13%, 9/18/2028	109,000	123,289

2.25%, 6/18/2029	167,000	177,962

3.20%, 8/7/2042	53,000	60,933

4.38%, 1/24/2044	300,000	407,238

International Bank for Reconstruction & Development (Supranational)

2.00%, 1/26/2022	440,000	447,227

2.13%, 2/13/2023	25,000	25,932

3.00%, 9/27/2023	240,000	256,546

2.50%, 3/19/2024	110,000	117,099

2.50%, 11/25/2024	50,000	53,661

1.63%, 1/15/2025	100,000	104,107

0.63%, 4/22/2025	350,000	350,215

2.50%, 7/29/2025	70,000	75,377

3.13%, 11/20/2025	70,000	77,594

1.88%, 10/27/2026	89,000	93,557

2.50%, 11/22/2027	30,000	32,526

1.75%, 10/23/2029	331,000	340,452

0.88%, 5/14/2030	50,000	47,487

4.75%, 2/15/2035	240,000	320,931

International Finance Corp. (Supranational) 2.00%, 10/24/2022	60,000	61,790

Nordic Investment Bank (Supranational) 2.13%, 2/1/2022	200,000	203,540

Total Supranational (Cost $11,864,107)		11,969,256

Municipal Bonds — 0.6% (h)

California — 0.2%

Bay Area Toll Authority, Toll Bridge

Series 2010S-1, Rev., 6.92%, 4/1/2040	40,000	59,428

Series 2009F-2, Rev., 6.26%, 4/1/2049	100,000	159,607

East Bay Municipal Utility District, Wastewater System Series 2010B, Rev., 5.87%, 6/1/2040	155,000	218,225

Los Angeles Unified School District, Build America Bonds

GO, 5.75%, 7/1/2034	20,000	27,208

Series 2010RY, GO, 6.76%, 7/1/2034	105,000	152,316

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

California — continued

Regents of the University of California Medical Center Pooled

Series H, Rev., 6.55%, 5/15/2048	40,000	59,964

Series 2020N, Rev., 3.71%, 5/15/2120	165,000	168,806

Santa Clara Valley Transportation Authority, Sales Tax Series 2010A, Rev., 5.88%, 4/1/2032	215,000	269,905

State of California, Various Purpose

GO, 7.50%, 4/1/2034	245,000	389,935

GO, 7.55%, 4/1/2039 (c)	100,000	165,128

GO, 7.60%, 11/1/2040	25,000	42,591

Total California		1,713,113

Connecticut — 0.0% (a)

State of Connecticut, Teachers Retirement FD Series A, GO, 5.85%, 3/15/2032	75,000	101,099

Florida — 0.1%

State Board of Administration Finance Corp. Series 2020A, Rev., 1.26%, 7/1/2025	775,000	782,014

Illinois — 0.1%

Chicago O’Hare International Airport, General Airport, Senior Lien Series 2018C, Rev., 4.47%, 1/1/2049	25,000	31,926

Metropolitan Water Reclamation District of Greater Chicago, Build America GO, 5.72%, 12/1/2038	55,000	74,191

Sales Tax Securitization Corp. Series 2019A, Rev., 4.64%, 1/1/2040	60,000	68,644

State of Illinois, Taxable Pension

GO, 4.95%, 6/1/2023	53,182	55,077

GO, 5.10%, 6/1/2033	410,000	456,404

Total Illinois		686,242

Massachusetts — 0.0% (a)

Commonwealth of Massachusetts, Consolidated Loan, Build America Series 2010E, GO, 4.20%, 12/1/2021	20,000	20,610

Missouri — 0.0% (a)

Health and Educational Facilities Authority of the State of Missouri, The Washington University Series 2017A, Rev., 3.65%, 8/15/2057	45,000	53,644

Nebraska — 0.0% (a)

University of Nebraska Facilities Corp., Taxable Series 2019A, Rev., 3.04%, 10/1/2049	50,000	52,271

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	145

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

New Jersey — 0.0% (a)

New Jersey Economic Development Authority, Pension Funding Series 1997A, Rev., NATL-RE, 7.43%, 2/15/2029	35,000	45,438

New Jersey Transportation Trust Fund Authority, Transportation System Series 2010C, Rev., 5.75%, 12/15/2028	25,000	29,185

New Jersey Turnpike Authority Series F, Rev., 7.41%, 1/1/2040	10,000	16,397

Rutgers The State University of New Jersey Series 2019P, Rev., 3.92%, 5/1/2119	55,000	58,848

Total New Jersey		149,868

New York — 0.1%

City of New York, Fiscal Year 2010 Subseries A-2, GO, 5.21%, 10/1/2031	25,000	30,724

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2010 Series GG, Rev., 5.72%, 6/15/2042	40,000	57,611

New York State Urban Development Corp., State Personal Income Tax Series 2009E, Rev., 5.77%, 3/15/2039	25,000	31,097

New York State Urban Development Corp., State Personal Income Tax, General Purpose Series 2019B, Rev., 3.90%, 3/15/2033	65,000	73,032

Port Authority of New York and New Jersey, Consolidated

Series 182, Rev., 5.31%, 8/1/2046	60,000	68,291

Series 192, Rev., 4.81%, 10/15/2065	120,000	160,594

Total New York		421,349

Ohio — 0.0% (a)

American Municipal Power, Inc., Combined Hydroelectric Projects Series 2010B, Rev., 7.83%, 2/15/2041	25,000	39,139

Oregon — 0.0% (a)

State of Oregon

GO, 5.76%, 6/1/2023	26,806	28,783

GO, 5.89%, 6/1/2027	55,000	68,131

Total Oregon		96,914

Texas — 0.1%

City of Houston GO, 3.96%, 3/1/2047	40,000	47,121

Grand Parkway Transportation Corp., System Toll Series 2020B, Rev., 3.24%, 10/1/2052	100,000	102,776

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Texas — continued

Permanent University Fund — Texas A&M University System Series B, Rev., 3.66%, 7/1/2047	20,000	22,155

State of Texas, Transportation Commission Highway Improvement Series 2010A, GO, 4.68%, 4/1/2040	45,000	59,382

State of Texas, Transportation Commission Mobility Fund Series 2009A, GO, 5.52%, 4/1/2039	120,000	172,007

Texas Transportation Commission State Highway Fund, First Tier Series 2010B, Rev., 5.18%, 4/1/2030	125,000	157,842

Total Texas		561,283

Virginia — 0.0% (a)

University of Virginia, Federally Taxable Rev., 2.26%, 9/1/2050	340,000	312,909

Total Municipal Bonds (Cost $4,942,036)		4,990,455

Asset-Backed Securities — 0.3%

AmeriCredit Automobile Receivables Trust Series 2018-1, Class C, 3.50%, 1/18/2024	15,000	15,478

Capital One Multi-Asset Execution Trust

Series 2019-A1, Class A1, 2.84%, 12/15/2024	50,000	51,251

Series 2017-A6, Class A6, 2.29%, 7/15/2025	10,000	10,318

Series 2019-A3, Class A3, 2.06%, 8/15/2028	400,000	420,228

CarMax Auto Owner Trust Series 2018-1, Class A4, 2.64%, 6/15/2023	25,000	25,507

Citibank Credit Card Issuance Trust

Series 2018-A6, Class A6, 3.21%, 12/7/2024	50,000	52,604

Series 2018-A7, Class A7, 3.96%, 10/13/2030	100,000	118,362

Discover Card Execution Note Trust Series 2018-A1, Class A1, 3.03%, 8/15/2025	18,000	18,953

Ford Credit Floorplan Master Owner Trust A

Series 2019-1, Class A, 2.84%, 3/15/2024	600,000	615,888

Series 2019-3, Class A1, 2.23%, 9/15/2024	75,000	77,197

Honda Auto Receivables Owner Trust Series 2019-4, Class A3, 1.83%, 1/18/2024	500,000	508,965

SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Asset-Backed Securities — continued

Mercedes-Benz Auto Lease Trust Series 2020-A, Class A3, 1.84%, 12/15/2022	370,000	374,506

Santander Drive Auto Receivables Trust Series 2018-4, Class D, 3.98%, 12/15/2025	95,000	98,852

Synchrony Credit Card Master Note Trust Series 2018-2, Class A, 3.47%, 5/15/2026	50,000	53,375

Toyota Auto Receivables Owner Trust Series 2019-D, Class A3, 1.92%, 1/16/2024	50,000	50,907

World Omni Select Auto Trust Series 2019-A, Class D, 2.59%, 12/15/2025	182,000	186,803

Total Asset-backed Securities (Cost $2,644,492)		2,679,194

	SHARES
Short-Term Investments — 3.0%

Investment Companies — 0.7%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.03% (i) (j) (Cost $5,811,837)	5,811,837	5,811,837

Investment of Cash Collateral from Securities Loaned — 2.3%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.14% (i) (j)	18,497,450	18,499,300

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (i) (j)	866,055	866,055

Total Investment Of Cash Collateral From Securities Loaned (Cost $19,365,355)		19,365,355

Total Short-Term Investments (Cost $25,177,192)		25,177,192

Total Investments — 101.8% (Cost $838,488,619)		841,350,684

Liabilities in Excess of Other Assets — (1.8)%		(14,561,354)

NET ASSETS — 100.0%		826,789,330

Percentages indicated are based on net assets.

Abbreviations
ACES	Alternative Credit Enhancement Securities
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
NATL	Insured by National Public Finance Guarantee Corp.
RE	Reinsured
REIT	Real Estate Investment Trust
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Amount rounds to less than 0.1% of net assets.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2021.
(c)	The security or a portion of this security is on loan at February 28, 2021. The total value of securities on loan at February 28, 2021 is $14,606,292.
(d)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 28, 2021.
(e)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(f)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2021.
(g)	The rate shown is the effective yield as of February 28, 2021.
(h)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(i)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(j)	The rate shown is the current yield as of February 28, 2021.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	147

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — 59.7%

Aerospace & Defense — 0.6%

Boeing Co. (The) 4.51%, 5/1/2023	31,519,000	33,806,904

General Dynamics Corp. (ICE LIBOR USD 3 Month + 0.38%), 0.58%, 5/11/2021 (a)	7,055,000	7,060,306

Leidos, Inc. 2.95%, 5/15/2023 (b)	46,063,000	48,305,347

Northrop Grumman Corp. 2.55%, 10/15/2022	5,000,000	5,165,154

Raytheon Technologies Corp.

2.50%, 12/15/2022	3,131,000	3,230,014

3.20%, 3/15/2024	5,792,000	6,222,596

		103,790,321

Automobiles — 2.7%

BMW US Capital LLC (Germany)

(ICE LIBOR USD 3 Month + 0.41%), 0.63%, 4/12/2021 (a) (b)	12,300,000	12,307,424

3.10%, 4/12/2021 (b)	6,383,000	6,402,660

(ICE LIBOR USD 3 Month + 0.50%), 0.70%, 8/13/2021 (a) (b)	979,000	981,041

2.95%, 4/14/2022 (b)	18,360,000	18,898,680

3.80%, 4/6/2023 (b)	55,742,000	59,523,324

2.25%, 9/15/2023 (b)	18,130,000	18,900,508

Daimler Finance North America LLC (Germany)

(ICE LIBOR USD 3 Month + 0.55%), 0.74%, 5/4/2021 (a) (b)	1,658,000	1,659,652

2.00%, 7/6/2021 (b)	5,160,000	5,188,437

(ICE LIBOR USD 3 Month + 0.90%), 1.09%, 2/15/2022 (a) (b)	35,447,000	35,716,841

(ICE LIBOR USD 3 Month + 0.88%), 1.06%, 2/22/2022 (a) (b)	28,500,000	28,714,660

2.55%, 8/15/2022 (b)	9,996,000	10,287,163

0.75%, 3/1/2024 (b)	22,758,000	22,795,685

Hyundai Capital America

3.45%, 3/12/2021 (b)	14,976,000	14,989,329

3.00%, 3/18/2021 (b)	5,245,000	5,248,147

2.45%, 6/15/2021 (b)	10,000,000	10,037,500

(ICE LIBOR USD 3 Month + 0.94%), 1.17%, 7/8/2021 (a) (b)	8,250,000	8,264,026

3.10%, 4/5/2022 (b)	2,303,000	2,357,696

2.85%, 11/1/2022 (b) (c)	10,000,000	10,311,300

1.15%, 11/10/2022 (b)	27,058,000	27,252,479

5.75%, 4/6/2023 (b)	10,021,000	11,035,626

Volkswagen Group of America Finance LLC (Germany)

(ICE LIBOR USD 3 Month + 0.86%), 1.10%, 9/24/2021 (a) (b)	20,965,000	21,058,825

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Automobiles — continued

(ICE LIBOR USD 3 Month + 0.94%), 1.14%, 11/12/2021 (a) (b)	9,806,000	9,864,535

4.00%, 11/12/2021 (b)	12,228,000	12,538,089

2.90%, 5/13/2022 (b)	29,836,000	30,710,304

2.70%, 9/26/2022 (b)	9,928,000	10,268,285

0.75%, 11/23/2022 (b) (c)	7,436,000	7,469,097

3.13%, 5/12/2023 (b)	22,136,000	23,328,842

4.25%, 11/13/2023 (b)	9,666,000	10,577,512

		436,687,667

Banks — 24.9%

ABN AMRO Bank NV (Netherlands)

(ICE LIBOR USD 3 Month + 0.57%), 0.76%, 8/27/2021 (a) (b)	24,527,000	24,589,053

3.40%, 8/27/2021 (b)	28,298,000	28,730,960

ANZ New Zealand Int’l Ltd. (New Zealand)

(ICE LIBOR USD 3 Month + 1.01%), 1.23%, 7/28/2021 (a) (b)	13,356,000	13,408,795

2.13%, 7/28/2021 (b) (c)	8,095,000	8,155,421

2.88%, 1/25/2022 (b)	2,585,000	2,645,892

1.90%, 2/13/2023 (b)	3,630,000	3,739,553

Australia & New Zealand Banking Group Ltd. (Australia)

(ICE LIBOR USD 3 Month + 0.46%), 0.65%, 5/17/2021 (a) (b)	2,300,000	2,302,243

(ICE LIBOR USD 3 Month + 0.99%), 1.22%, 6/1/2021 (a) (b)	2,850,000	2,856,744

2.30%, 6/1/2021	1,150,000	1,155,984

(ICE LIBOR USD 3 Month + 0.87%), 1.05%, 11/23/2021 (a) (b)	1,470,000	1,479,172

2.55%, 11/23/2021	375,000	381,412

2.63%, 5/19/2022	11,522,000	11,854,367

2.63%, 11/9/2022	16,021,000	16,662,088

2.05%, 11/21/2022	12,527,000	12,905,850

Banco Santander SA (Spain)

3.50%, 4/11/2022	7,600,000	7,856,053

3.85%, 4/12/2023	6,400,000	6,848,196

2.75%, 5/28/2025 (c)	10,000,000	10,597,356

Bank of America Corp.

5.00%, 5/13/2021	3,000,000	3,028,348

(ICE LIBOR USD 3 Month + 0.63%), 3.50%, 5/17/2022 (a)	8,560,000	8,617,102

2.50%, 10/21/2022	1,006,000	1,019,906

3.30%, 1/11/2023	1,473,000	1,555,447

(ICE LIBOR USD 3 Month + 1.16%), 3.12%, 1/20/2023 (a)	25,222,000	25,823,749

SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

(ICE LIBOR USD 3 Month + 1.02%), 2.88%, 4/24/2023 (a)	8,532,000	8,775,745

(ICE LIBOR USD 3 Month + 0.93%), 2.82%, 7/21/2023 (a)	2,515,000	2,597,911

4.10%, 7/24/2023	1,101,000	1,197,993

(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (a) (c)	4,611,000	4,819,233

(SOFR + 0.73%), 0.76%, 10/24/2024 (a)	37,500,000	37,841,250

(ICE LIBOR USD 3 Month + 0.97%), 3.46%, 3/15/2025 (a)	2,392,000	2,585,467

Bank of Montreal (Canada)

Series D, (ICE LIBOR USD 3 Month + 0.46%), 0.68%, 4/13/2021 (a)	3,635,000	3,637,111

Series D, 3.10%, 4/13/2021 (c)	2,099,000	2,106,005

(ICE LIBOR USD 3 Month + 0.79%), 0.98%, 8/27/2021 (a)	525,000	526,927

1.90%, 8/27/2021	5,975,000	6,024,436

(ICE LIBOR USD 3 Month + 0.40%), 0.63%, 9/10/2021 (a) (c)	25,665,000	25,716,258

(ICE LIBOR USD 3 Month + 0.57%), 0.82%, 3/26/2022 (a)	30,500,000	30,686,972

2.90%, 3/26/2022	8,690,000	8,936,220

2.35%, 9/11/2022 (c)	5,511,000	5,689,516

2.05%, 11/1/2022 (c)	5,930,000	6,098,393

Bank of Nova Scotia (The) (Canada)

2.45%, 3/22/2021	1,909,000	1,911,291

(ICE LIBOR USD 3 Month + 0.44%), 0.66%, 4/20/2021 (a)	221,000	221,159

3.13%, 4/20/2021	3,243,000	3,255,625

2.80%, 7/21/2021	315,000	318,168

(ICE LIBOR USD 3 Month + 0.64%), 0.87%, 3/7/2022 (a)	10,108,000	10,170,366

2.70%, 3/7/2022	11,850,000	12,143,627

2.45%, 9/19/2022	5,887,000	6,084,741

1.95%, 2/1/2023	11,814,000	12,183,973

1.63%, 5/1/2023 (c)	2,850,000	2,927,119

0.80%, 6/15/2023 (c)	5,025,000	5,073,761

Banque Federative du Credit Mutuel SA (France)

2.50%, 4/13/2021 (b)	4,724,000	4,736,237

1.96%, 7/21/2021 (b)	55,575,000	55,916,321

2.70%, 7/20/2022 (b)	10,055,000	10,383,819

2.13%, 11/21/2022 (b)	17,217,000	17,748,716

3.75%, 7/20/2023 (b)	4,865,000	5,245,762

Barclays Bank plc (United Kingdom) 1.70%, 5/12/2022	23,728,000	24,089,102

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

Barclays plc (United Kingdom)

3.20%, 8/10/2021	42,609,000	43,152,411

(ICE LIBOR USD 3 Month + 1.63%), 1.85%, 1/10/2023 (a) (c)	27,550,000	27,863,712

3.68%, 1/10/2023	1,800,000	1,848,298

(ICE LIBOR USD 3 Month + 1.40%), 4.61%, 2/15/2023 (a)	45,000,000	46,718,083

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.01%, 12/10/2024 (a)	29,647,000	29,798,768

BBVA USA

(ICE LIBOR USD 3 Month + 0.73%), 0.95%, 6/11/2021 (a) (c)	9,511,000	9,522,718

3.50%, 6/11/2021	44,885,000	45,160,943

BNP Paribas SA (France)

(ICE LIBOR USD 3 Month + 0.39%), 0.58%, 8/7/2021 (a) (b)	34,808,000	34,860,312

2.95%, 5/23/2022 (b)	8,058,000	8,316,837

3.50%, 3/1/2023 (b)	39,176,000	41,510,014

3.80%, 1/10/2024 (b)	11,005,000	11,927,821

BNZ International Funding Ltd. (New Zealand)

2.75%, 3/2/2021 (b)	750,000	750,000

(ICE LIBOR USD 3 Month + 0.98%), 1.20%, 9/14/2021 (a) (b)	21,969,000	22,072,990

2.10%, 9/14/2021 (b)	7,705,000	7,782,549

2.65%, 11/3/2022 (b) (c)	4,855,000	5,042,446

3.38%, 3/1/2023 (b)	13,260,000	14,035,147

Canadian Imperial Bank of Commerce (Canada)

2.55%, 6/16/2022	740,000	762,200

0.95%, 6/23/2023	57,416,000	58,074,271

(ICE LIBOR USD 3 Month + 0.79%), 2.61%, 7/22/2023 (a)	12,898,000	13,298,487

(SOFR + 0.40%), 0.43%, 12/14/2023 (a)	50,032,000	50,184,324

Capital One Bank USA NA (SOFR + 0.62%), 2.01%, 1/27/2023 (a)	2,246,000	2,278,631

Capital One NA

2.95%, 7/23/2021	4,410,000	4,446,735

2.25%, 9/13/2021	9,212,000	9,296,493

2.15%, 9/6/2022	24,273,000	24,902,853

Citibank NA

(ICE LIBOR USD 3 Month + 0.57%), 0.79%, 7/23/2021 (a)	4,545,000	4,553,111

3.40%, 7/23/2021	850,000	858,342

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	149

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

Citigroup, Inc.

(ICE LIBOR USD 3 Month + 1.38%), 1.62%, 3/30/2021 (a)	9,735,000	9,746,223

2.70%, 3/30/2021	3,754,000	3,761,433

(ICE LIBOR USD 3 Month + 1.19%), 1.39%, 8/2/2021 (a)	7,950,000	7,988,255

(ICE LIBOR USD 3 Month + 1.07%), 1.30%, 12/8/2021 (a)	7,645,000	7,696,986

2.90%, 12/8/2021	4,511,000	4,593,572

2.75%, 4/25/2022	7,335,000	7,523,558

(SOFR + 0.87%), 2.31%, 11/4/2022 (a)	6,152,000	6,227,104

(ICE LIBOR USD 3 Month + 0.72%), 3.14%, 1/24/2023 (a)	91,206,000	93,432,556

(ICE LIBOR USD 3 Month + 0.95%), 2.88%, 7/24/2023 (a)	2,097,000	2,166,479

(SOFR + 1.67%), 1.68%, 5/15/2024 (a)	500,000	512,359

(ICE LIBOR USD 3 Month + 1.02%), 4.04%, 6/1/2024 (a)	1,937,000	2,088,892

Citizens Bank NA

2.55%, 5/13/2021	16,676,000	16,720,141

(ICE LIBOR USD 3 Month + 0.72%), 0.92%, 2/14/2022 (a)	13,543,000	13,604,293

3.25%, 2/14/2022	21,626,000	22,177,989

2.65%, 5/26/2022	5,954,000	6,108,858

Commonwealth Bank of Australia (Australia)

(ICE LIBOR USD 3 Month + 0.70%), 0.93%, 3/10/2022 (a) (b)	2,348,000	2,363,731

2.75%, 3/10/2022 (b)	1,452,000	1,489,072

2.50%, 9/18/2022 (b)	13,980,000	14,477,317

1.63%, 10/17/2022 (b)	25,290,000	25,830,909

Cooperatieve Rabobank UA (Netherlands)

(ICE LIBOR USD 3 Month + 0.43%), 0.65%, 4/26/2021 (a)	7,490,000	7,495,251

3.13%, 4/26/2021	13,515,000	13,574,978

(ICE LIBOR USD 3 Month + 0.83%), 1.05%, 1/10/2022 (a)	3,700,000	3,727,256

2.75%, 1/10/2022	420,000	429,084

3.88%, 2/8/2022	18,176,000	18,791,125

2.75%, 1/10/2023	2,089,000	2,182,536

3.88%, 9/26/2023 (b)	6,490,000	7,046,071

(SOFR + 0.30%), 0.39%, 1/12/2024 (a) (c)	62,834,000	62,896,206

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

Credit Agricole SA (France)

3.38%, 1/10/2022 (b)	3,801,000	3,902,312

3.75%, 4/24/2023 (b)	75,556,000	80,764,284

Credit Suisse Group Funding Guernsey Ltd. (Switzerland)

(ICE LIBOR USD 3 Month + 2.29%), 2.51%, 4/16/2021 (a)	6,956,000	6,975,548

3.45%, 4/16/2021	17,850,000	17,917,473

3.80%, 9/15/2022	1,536,000	1,612,938

DBS Group Holdings Ltd. (Singapore) 2.85%, 4/16/2022 (b)	44,859,000	46,056,735

DNB Bank ASA (Norway)

2.38%, 6/2/2021 (b)	7,871,000	7,913,990

2.15%, 12/2/2022 (b)	35,121,000	36,244,837

Federation des Caisses Desjardins du Quebec (Canada) 1.95%, 9/26/2022 (b)	25,000,000	25,655,708

Fifth Third Bancorp

1.63%, 5/5/2023	18,545,000	19,011,175

3.65%, 1/25/2024	23,511,000	25,495,215

Fifth Third Bank NA

(ICE LIBOR USD 3 Month + 0.44%), 0.66%, 7/26/2021 (a)	14,045,000	14,064,008

2.88%, 10/1/2021	20,518,000	20,788,935

First Republic Bank (SOFR + 0.62%), 1.91%, 2/12/2024 (a)	592,000	608,044

Huntington National Bank (The)

3.25%, 5/14/2021	24,737,000	24,825,468

3.13%, 4/1/2022	2,128,000	2,187,583

2.50%, 8/7/2022	16,029,000	16,502,166

1.80%, 2/3/2023	500,000	513,368

3.55%, 10/6/2023	1,640,000	1,771,129

ING Groep NV (Netherlands)

(ICE LIBOR USD 3 Month + 1.15%), 1.40%, 3/29/2022 (a)	21,325,000	21,558,936

3.15%, 3/29/2022	58,170,000	59,973,734

4.10%, 10/2/2023	3,730,000	4,070,926

KeyBank NA

2.40%, 6/9/2022	965,000	991,401

2.30%, 9/14/2022	5,119,000	5,280,710

1.25%, 3/10/2023	500,000	509,251

KeyCorp 5.10%, 3/24/2021	12,301,000	12,337,818

Lloyds Bank plc (United Kingdom) (ICE LIBOR USD 3 Month + 0.49%), 0.68%, 5/7/2021 (a)	2,101,000	2,102,744

SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

Lloyds Banking Group plc (United Kingdom)

(ICE LIBOR USD 3 Month + 0.80%), 1.04%, 6/21/2021 (a)	300,000	300,696

3.10%, 7/6/2021	1,445,000	1,459,268

3.00%, 1/11/2022	7,896,000	8,076,355

(ICE LIBOR USD 3 Month + 1.25%), 2.86%, 3/17/2023 (a)	78,163,000	80,080,275

4.05%, 8/16/2023	22,633,000	24,554,966

(ICE LIBOR USD 3 Month + 0.81%), 2.91%, 11/7/2023 (a) (c)	3,334,000	3,462,194

Mitsubishi UFJ Financial Group, Inc. (Japan)

(ICE LIBOR USD 3 Month + 0.65%), 0.87%, 7/26/2021 (a)	9,060,000	9,082,219

3.54%, 7/26/2021	17,367,000	17,594,309

(ICE LIBOR USD 3 Month + 1.06%), 1.28%, 9/13/2021 (a)	6,387,000	6,421,024

2.19%, 9/13/2021	1,877,000	1,895,582

(ICE LIBOR USD 3 Month + 0.92%), 1.10%, 2/22/2022 (a)	4,789,000	4,827,858

3.00%, 2/22/2022	42,869,000	43,986,375

(ICE LIBOR USD 3 Month + 0.70%), 0.93%, 3/7/2022 (a)	22,890,000	23,032,542

3.22%, 3/7/2022	3,842,000	3,954,017

2.62%, 7/18/2022	20,517,000	21,153,590

2.67%, 7/25/2022	10,807,000	11,156,331

3.46%, 3/2/2023	351,000	371,928

(ICE LIBOR USD 3 Month + 0.86%), 1.08%, 7/26/2023 (a)	1,594,000	1,616,320

3.76%, 7/26/2023	2,493,000	2,684,759

Mizuho Financial Group, Inc. (Japan)

(ICE LIBOR USD 3 Month + 1.14%), 1.36%, 9/13/2021 (a)	15,690,000	15,781,065

2.27%, 9/13/2021	17,600,000	17,787,571

(ICE LIBOR USD 3 Month + 0.94%), 1.13%, 2/28/2022 (a)	11,765,000	11,865,642

2.60%, 9/11/2022	14,686,000	15,194,091

3.55%, 3/5/2023	3,942,000	4,191,487

(ICE LIBOR USD 3 Month + 0.84%), 1.06%, 7/16/2023 (a)	9,601,000	9,676,729

(ICE LIBOR USD 3 Month + 0.84%), 2.72%, 7/16/2023 (a)	4,363,000	4,500,153

(ICE LIBOR USD 3 Month + 0.85%), 1.07%, 9/13/2023 (a)	66,214,000	66,792,342

(ICE LIBOR USD 3 Month + 0.99%), 1.24%, 7/10/2024 (a)	15,000,000	15,231,951

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

(ICE LIBOR USD 3 Month + 0.61%), 0.85%, 9/8/2024 (a)	29,700,000	29,890,883

(ICE LIBOR USD 3 Month + 1.00%), 3.92%, 9/11/2024 (a)	8,066,000	8,729,545

MUFG Americas Holdings Corp. 3.50%, 6/18/2022	9,413,000	9,794,423

MUFG Bank Ltd. (Japan) 4.10%, 9/9/2023 (b)	200,000	217,794

MUFG Union Bank NA

3.15%, 4/1/2022	1,220,000	1,254,066

(SOFR + 0.71%), 0.73%, 12/9/2022 (a)	24,750,000	24,920,694

National Australia Bank Ltd. (Australia)

(ICE LIBOR USD 3 Month + 1.00%), 1.22%, 7/12/2021 (a) (b)	4,750,000	4,768,439

1.88%, 7/12/2021	3,895,000	3,917,565

3.38%, 9/20/2021	6,250,000	6,353,375

(ICE LIBOR USD 3 Month + 0.71%), 0.90%, 11/4/2021 (a) (b)	18,111,000	18,195,165

3.70%, 11/4/2021	250,000	255,490

2.50%, 5/22/2022 (c)	8,967,000	9,219,699

1.88%, 12/13/2022	7,765,000	7,988,042

3.00%, 1/20/2023	5,600,000	5,882,078

2.88%, 4/12/2023 (c)	3,345,000	3,521,860

National Bank of Canada (Canada)

(ICE LIBOR USD 3 Month + 0.40%), 0.64%, 3/21/2021 (a) (b)	60,000,000	60,014,778

2.15%, 10/7/2022 (b)	13,125,000	13,501,918

2.10%, 2/1/2023 (c)	43,700,000	45,116,013

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.77%), 0.90%, 8/15/2023 (a) (c)	15,000,000	15,109,447

Natwest Group plc (United Kingdom)

(ICE LIBOR USD 3 Month + 1.47%), 1.66%, 5/15/2023 (a)	17,744,000	17,985,247

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.15%), 2.36%, 5/22/2024 (a)	133,000	137,686

(ICE LIBOR USD 3 Month + 1.76%), 4.27%, 3/22/2025 (a)	10,045,000	11,013,654

NatWest Markets plc (United Kingdom) 3.63%, 9/29/2022 (b)	25,670,000	26,947,012

Nordea Bank Abp (Finland)

(ICE LIBOR USD 3 Month + 0.99%), 1.18%, 5/27/2021 (a) (b)	4,600,000	4,610,808

2.25%, 5/27/2021 (b) (c)	46,490,000	46,717,687

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	151

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

1.00%, 6/9/2023 (b)	15,826,000	16,054,776

PNC Bank NA

(ICE LIBOR USD 3 Month + 0.44%), 2.23%, 7/22/2022 (a)	6,211,000	6,259,564

(ICE LIBOR USD 3 Month + 0.42%), 2.03%, 12/9/2022 (a)	3,610,000	3,657,598

(ICE LIBOR USD 3 Month + 0.32%), 1.74%, 2/24/2023 (a)	2,405,000	2,436,769

PNC Financial Services Group, Inc. (The) 2.85%, 11/9/2022 (d)	1,465,000	1,529,247

QNB Finance Ltd. (Qatar) (ICE LIBOR USD 3 Month + 1.35%), 1.54%, 5/31/2021 (a) (e)	7,000,000	7,010,938

Royal Bank of Canada (Canada)

(ICE LIBOR USD 3 Month + 0.39%), 0.60%, 4/30/2021 (a)	8,135,000	8,140,263

(ICE LIBOR USD 3 Month + 0.73%), 0.93%, 2/1/2022 (a)	1,333,000	1,341,345

2.75%, 2/1/2022	12,939,000	13,237,910

1.95%, 1/17/2023	479,000	493,383

1.60%, 4/17/2023	26,338,000	27,013,215

3.70%, 10/5/2023	7,562,000	8,200,985

(SOFR + 0.45%), 0.48%, 10/26/2023 (a)	62,070,000	62,381,172

Santander UK Group Holdings plc (United Kingdom) 2.88%, 8/5/2021	12,592,000	12,729,507

Santander UK plc (United Kingdom)

(ICE LIBOR USD 3 Month + 0.62%), 0.85%, 6/1/2021 (a)	3,000,000	3,004,511

3.40%, 6/1/2021	6,638,000	6,688,654

(ICE LIBOR USD 3 Month + 0.66%), 0.85%, 11/15/2021 (a) (c)	20,219,000	20,308,122

2.10%, 1/13/2023	26,835,000	27,694,110

Skandinaviska Enskilda Banken AB (Sweden)

(ICE LIBOR USD 3 Month + 0.43%), 0.62%, 5/17/2021 (a) (b)	200,000	200,177

3.25%, 5/17/2021 (b)	41,540,000	41,796,302

1.88%, 9/13/2021	22,200,000	22,386,092

3.05%, 3/25/2022 (b)	13,760,000	14,158,214

2.20%, 12/12/2022 (b)	10,957,000	11,308,117

Societe Generale SA (France)

(ICE LIBOR USD 3 Month + 1.33%), 1.56%, 4/8/2021 (a) (b)	5,150,000	5,156,875

2.50%, 4/8/2021 (b)	20,365,000	20,411,079

5.20%, 4/15/2021 (b)	60,174,000	60,526,018

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

4.25%, 9/14/2023 (b)	16,840,000	18,327,267

3.88%, 3/28/2024 (b)	5,300,000	5,763,676

2.63%, 1/22/2025 (b)	5,000,000	5,237,111

Standard Chartered plc (United Kingdom)

(ICE LIBOR USD 3 Month + 1.20%), 1.43%, 9/10/2022 (a) (b)	40,825,000	41,031,287

(ICE LIBOR USD 3 Month + 1.20%), 2.74%, 9/10/2022 (a) (b)	50,600,000	51,161,755

(ICE LIBOR USD 3 Month + 1.15%), 1.37%, 1/20/2023 (a) (b)	9,712,000	9,817,846

(ICE LIBOR USD 3 Month + 1.15%), 4.25%, 1/20/2023 (a) (b)	41,232,000	42,544,133

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.17%), 1.32%, 10/14/2023 (a) (b)	12,742,000	12,858,717

Sumitomo Mitsui Banking Corp. (Japan) 3.20%, 7/18/2022	24,653,000	25,601,766

Sumitomo Mitsui Financial Group, Inc. (Japan)

(ICE LIBOR USD 3 Month + 1.68%), 1.91%, 3/9/2021 (a)	6,353,000	6,355,198

2.93%, 3/9/2021	6,815,000	6,818,670

(ICE LIBOR USD 3 Month + 1.11%), 1.34%, 7/14/2021 (a) (c)	5,404,000	5,425,454

2.06%, 7/14/2021	1,582,000	1,592,837

(ICE LIBOR USD 3 Month + 1.14%), 1.36%, 10/19/2021 (a)	5,067,000	5,102,361

2.44%, 10/19/2021	29,688,000	30,096,870

(ICE LIBOR USD 3 Month + 0.97%), 1.19%, 1/11/2022 (a)	19,000,000	19,146,390

2.85%, 1/11/2022	262,000	267,737

2.78%, 7/12/2022	34,567,000	35,720,659

2.78%, 10/18/2022	6,875,000	7,139,846

3.10%, 1/17/2023	184,000	193,352

Svenska Handelsbanken AB (Sweden)

2.45%, 3/30/2021	12,529,000	12,551,070

(ICE LIBOR USD 3 Month + 0.47%), 0.65%, 5/24/2021 (a)	45,347,000	45,395,107

3.35%, 5/24/2021	68,161,000	68,649,505

1.88%, 9/7/2021	4,537,000	4,575,176

Toronto-Dominion Bank (The) (Canada)

(ICE LIBOR USD 3 Month + 0.27%), 0.50%, 3/17/2021 (a)	4,905,000	4,905,842

(ICE LIBOR USD 3 Month + 1.00%), 1.24%, 4/7/2021 (a)	52,000	52,055

SEE NOTES TO FINANCIAL STATEMENTS.

152	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

(ICE LIBOR USD 3 Month + 0.43%), 0.65%, 6/11/2021 (a)	2,435,000	2,437,949

3.25%, 6/11/2021	11,301,000	11,394,093

(ICE LIBOR USD 3 Month + 0.90%), 1.12%, 7/13/2021 (a)	5,890,000	5,907,973

1.80%, 7/13/2021	980,000	985,620

1.90%, 12/1/2022	3,189,000	3,281,074

0.25%, 1/6/2023 (c)	78,100,000	78,036,668

(SOFR + 0.24%), 0.35%, 1/6/2023 (a)	73,141,000	73,189,273

(SOFR + 0.48%), 0.51%, 1/27/2023 (a)	29,380,000	29,536,595

0.75%, 6/12/2023	33,955,000	34,279,499

0.45%, 9/11/2023	48,000	48,094

Truist Bank 2.85%, 4/1/2021	4,492,000	4,492,000

Truist Financial Corp.

3.20%, 9/3/2021	1,300,000	1,316,368

2.70%, 1/27/2022	271,000	276,460

3.05%, 6/20/2022	17,689,000	18,288,637

3.75%, 12/6/2023	8,520,000	9,279,369

US Bancorp (ICE LIBOR USD 3 Month + 0.64%), 0.86%, 1/24/2022 (a)	54,000	54,271

US Bank NA

(ICE LIBOR USD 3 Month + 0.32%), 0.54%, 4/26/2021 (a)	1,831,000	1,831,475

(ICE LIBOR USD 3 Month + 0.38%), 0.57%, 11/16/2021 (a)	9,732,000	9,753,138

3.45%, 11/16/2021	279,000	284,636

(ICE LIBOR USD 3 Month + 0.18%), 0.40%, 1/21/2022 (a)	82,771,000	82,874,664

1.80%, 1/21/2022	500,000	506,372

2.65%, 5/23/2022	2,081,000	2,138,996

Wells Fargo & Co.

(ICE LIBOR USD 3 Month + 1.34%), 1.57%, 3/4/2021 (a)	5,595,000	5,595,448

(ICE LIBOR USD 3 Month + 1.03%), 1.24%, 7/26/2021 (a)	260,000	261,023

2.63%, 7/22/2022	32,300,000	33,330,014

3.75%, 1/24/2024	4,790,000	5,205,751

(SOFR + 1.60%), 1.65%, 6/2/2024 (a) (c)	24,600,000	25,215,474

Wells Fargo Bank NA

(ICE LIBOR USD 3 Month + 0.51%), 0.73%, 10/22/2021 (a)	445,000	446,193

(ICE LIBOR USD 3 Month + 0.61%), 2.90%, 5/27/2022 (a)	1,900,000	1,911,765

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

(ICE LIBOR USD 3 Month + 0.65%), 2.08%, 9/9/2022 (a) (c)	14,699,000	14,834,560

3.55%, 8/14/2023	16,330,000	17,581,258

Westpac Banking Corp. (Australia)

(ICE LIBOR USD 3 Month + 1.00%), 1.19%, 5/13/2021 (a)	430,000	430,843

(ICE LIBOR USD 3 Month + 0.85%), 1.03%, 8/19/2021 (a)	1,750,000	1,756,631

(ICE LIBOR USD 3 Month + 0.85%), 1.07%, 1/11/2022 (a) (c)	4,524,000	4,555,016

2.50%, 6/28/2022	8,763,000	9,022,247

2.00%, 1/13/2023	1,140,000	1,176,284

		4,023,937,449

Beverages — 0.4%

Heineken NV (Netherlands) 2.75%, 4/1/2023 (b)	6,250,000	6,522,166

Keurig Dr Pepper, Inc.

3.55%, 5/25/2021	43,023,000	43,346,911

3.20%, 11/15/2021	2,505,000	2,535,608

PepsiCo, Inc. 3.10%, 7/17/2022 (c)	7,570,000	7,830,025

		60,234,710

Biotechnology — 0.8%

AbbVie, Inc.

(ICE LIBOR USD 3 Month + 0.35%), 0.53%, 5/21/2021 (a)	100,000	100,063

3.38%, 11/14/2021	8,000,000	8,167,273

(ICE LIBOR USD 3 Month + 0.46%), 0.64%, 11/19/2021 (a)	19,800,000	19,848,964

2.15%, 11/19/2021	38,122,000	38,597,593

5.00%, 12/15/2021	7,500,000	7,683,789

3.45%, 3/15/2022	9,930,000	10,193,172

Gilead Sciences, Inc.

(ICE LIBOR USD 3 Month + 0.15%), 0.38%, 9/17/2021 (a)	29,439,000	29,457,188

3.25%, 9/1/2022	11,140,000	11,563,962

		125,612,004

Capital Markets — 5.5%

Ameriprise Financial, Inc. 4.00%, 10/15/2023	1,606,000	1,756,405

Bank of New York Mellon Corp. (The)

2.50%, 4/15/2021	798,000	798,671

2.05%, 5/3/2021	3,892,000	3,898,266

2.60%, 2/7/2022	383,000	390,791

1.85%, 1/27/2023 (c)	1,210,000	1,243,451

2.95%, 1/29/2023 (c)	396,000	415,018

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	153

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Capital Markets — continued

3.50%, 4/28/2023 (c)	818,000	873,753

(ICE LIBOR USD 3 Month + 0.63%), 2.66%, 5/16/2023 (a)	5,401,000	5,551,526

Charles Schwab Corp. (The)

(ICE LIBOR USD 3 Month + 0.32%), 0.50%, 5/21/2021 (a)	11,272,000	11,277,326

3.23%, 9/1/2022	300,000	313,189

2.65%, 1/25/2023	3,499,000	3,647,684

Credit Suisse AG (Switzerland)

2.80%, 4/8/2022	67,624,000	69,487,297

1.00%, 5/5/2023 (c)	18,143,000	18,383,319

(SOFR + 0.39%), 0.46%, 2/2/2024 (a)	40,999,000	41,093,298

Credit Suisse Group AG (Switzerland) 3.57%, 1/9/2023 (b)	22,740,000	23,330,978

Daiwa Securities Group, Inc. (Japan) 3.13%, 4/19/2022 (b)	2,583,000	2,662,423

Goldman Sachs Group, Inc. (The)

5.75%, 1/24/2022	21,568,000	22,617,317

(ICE LIBOR USD 3 Month + 0.82%), 2.88%, 10/31/2022 (a)	19,722,000	20,041,074

(SOFR + 0.41%), 0.44%, 1/27/2023 (a)	25,368,000	25,394,890

(ICE LIBOR USD 3 Month + 1.00%), 1.22%, 7/24/2023 (a)	1,343,000	1,357,410

(SOFR + 0.54%), 0.63%, 11/17/2023 (a)	33,389,000	33,491,998

ING Bank NV (Netherlands)

2.75%, 3/22/2021 (b)	24,459,000	24,493,877

5.00%, 6/9/2021 (b)	15,208,000	15,403,574

Intercontinental Exchange, Inc. 2.35%, 9/15/2022	2,115,000	2,177,350

Macquarie Bank Ltd. (Australia)

(ICE LIBOR USD 3 Month + 0.45%), 0.64%, 8/6/2021 (a) (b) (c)	40,914,000	40,986,285

(ICE LIBOR USD 3 Month + 0.45%), 0.63%, 11/24/2021 (a) (b)	47,038,000	47,164,889

2.10%, 10/17/2022 (b)	4,920,000	5,057,560

0.44%, 12/16/2022 (b) (c)	85,955,000	86,112,119

Moody’s Corp. 4.50%, 9/1/2022	2,048,000	2,148,030

Morgan Stanley

5.50%, 7/28/2021	7,295,000	7,447,825

2.63%, 11/17/2021	24,860,000	25,273,660

2.75%, 5/19/2022	36,682,000	37,765,295

(SOFR + 0.70%), 0.73%, 1/20/2023 (a)	18,323,000	18,396,979

3.13%, 1/23/2023	18,075,000	18,996,229

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Capital Markets — continued

(SOFR + 0.47%), 0.56%, 11/10/2023 (a)	21,754,000	21,784,235

(SOFR + 0.46%), 0.53%, 1/25/2024 (a)	8,363,000	8,367,261

Nomura Holdings, Inc. (Japan)

2.65%, 1/16/2025	1,000,000	1,053,448

1.85%, 7/16/2025	22,000,000	22,469,637

State Street Corp.

1.95%, 5/19/2021	315,000	316,178

(SOFR + 2.69%), 2.82%, 3/30/2023 (a)	15,059,000	15,478,221

UBS AG (Switzerland)

1.75%, 4/21/2022 (b)	83,557,000	84,889,373

(SOFR + 0.36%), 0.38%, 2/9/2024 (a) (b)	23,894,000	23,955,647

UBS Group AG (Switzerland)

(ICE LIBOR USD 3 Month + 1.53%), 1.73%, 2/1/2022 (a) (b)	5,805,000	5,885,815

2.65%, 2/1/2022 (b)	17,966,000	18,347,642

3.49%, 5/23/2023 (b) (c)	290,000	300,662

(ICE LIBOR USD 3 Month + 0.95%), 2.86%, 8/15/2023 (a) (b)	25,000,000	25,860,036

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.83%), 1.01%, 7/30/2024 (a) (b)	36,500,000	36,811,044

		884,968,955

Chemicals — 0.4%

Air Liquide Finance SA (France) 1.75%, 9/27/2021 (b)	20,860,000	21,016,236

Chevron Phillips Chemical Co. LLC 3.30%, 5/1/2023 (b)	4,703,000	4,976,105

Nutrien Ltd. (Canada) 1.90%, 5/13/2023	22,880,000	23,602,497

Nutrition & Biosciences, Inc. 0.70%, 9/15/2022 (b)	15,000,000	15,064,386

		64,659,224

Consumer Finance — 4.7%

American Express Co.

(ICE LIBOR USD 3 Month + 0.53%), 0.72%, 5/17/2021 (a)	7,803,000	7,807,705

3.38%, 5/17/2021 (c)	1,500,000	1,505,768

(ICE LIBOR USD 3 Month + 0.60%), 0.80%, 11/5/2021 (a)	12,004,000	12,043,361

2.75%, 5/20/2022	117,000	120,269

2.50%, 8/1/2022	8,699,000	8,954,382

2.65%, 12/2/2022	885,000	920,838

SEE NOTES TO FINANCIAL STATEMENTS.

154	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Consumer Finance — continued

3.40%, 2/27/2023	4,933,000	5,217,250

3.70%, 8/3/2023	3,130,000	3,370,279

American Express Credit Corp. (ICE LIBOR USD 3 Month + 0.70%), 0.93%, 3/3/2022 (a)	235,000	236,445

American Honda Finance Corp.

(ICE LIBOR USD 3 Month + 0.12%), 0.34%, 1/21/2022 (a)	59,724,000	59,753,285

(ICE LIBOR USD 3 Month + 0.15%), 0.33%, 2/22/2023 (a)	99,001,000	99,050,303

0.88%, 7/7/2023 (c)	9,506,000	9,605,067

0.65%, 9/8/2023	31,889,000	32,054,187

Avolon Holdings Funding Ltd. (Ireland) 3.63%, 5/1/2022 (b)	26,415,000	26,908,271

Capital One Financial Corp.

3.45%, 4/30/2021	41,973,000	42,082,727

(ICE LIBOR USD 3 Month + 0.95%), 1.18%, 3/9/2022 (a)	8,214,000	8,278,751

2.60%, 5/11/2023	25,000,000	26,112,780

Caterpillar Financial Services Corp.

(ICE LIBOR USD 3 Month + 0.30%), 0.53%, 3/8/2021 (a)	40,629,000	40,631,580

(ICE LIBOR USD 3 Month + 0.23%), 0.45%, 3/15/2021 (a)	60,425,000	60,431,078

Series I, (ICE LIBOR USD 3 Month + 0.39%), 0.58%, 5/17/2021 (a)	402,000	402,300

(ICE LIBOR USD 3 Month + 0.28%), 0.51%, 9/7/2021 (a)	5,838,000	5,846,130

(ICE LIBOR USD 3 Month + 0.22%), 0.46%, 1/6/2022 (a)	1,730,000	1,732,880

0.95%, 5/13/2022	25,206,000	25,407,918

1.95%, 11/18/2022	7,500,000	7,710,131

2.55%, 11/29/2022	9,656,000	10,036,319

General Motors Financial Co., Inc.

4.20%, 11/6/2021	16,978,000	17,414,741

(SOFR + 1.20%), 1.26%, 11/17/2023 (a)	23,000,000	23,281,353

John Deere Capital Corp.

2.80%, 3/4/2021	6,778,000	6,779,017

(ICE LIBOR USD 3 Month + 0.26%), 0.49%, 9/10/2021 (a)	300,000	300,378

3.15%, 10/15/2021	7,600,000	7,722,234

3.20%, 1/10/2022	189,000	193,716

(ICE LIBOR USD 3 Month + 0.38%), 0.61%, 3/7/2022 (a)	145,000	145,508

2.75%, 3/15/2022	1,000,000	1,025,496

2.80%, 1/27/2023	573,000	600,412

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Consumer Finance — continued

PACCAR Financial Corp.

(ICE LIBOR USD 3 Month + 0.26%), 0.46%, 5/10/2021 (a)	1,099,000	1,099,576

0.80%, 6/8/2023	7,324,000	7,395,189

0.35%, 8/11/2023	16,872,000	16,886,519

Toyota Motor Credit Corp.

(ICE LIBOR USD 3 Month + 0.13%), 0.32%, 8/13/2021 (a)	14,319,000	14,324,342

(ICE LIBOR USD 3 Month + 0.15%), 0.35%, 2/14/2022 (a)	30,437,000	30,479,324

0.45%, 7/22/2022	13,171,000	13,213,847

0.35%, 10/14/2022	65,417,000	65,557,403

(SOFR + 0.33%), 0.42%, 1/11/2024 (a)	61,779,000	61,842,632

		764,481,691

Diversified Financial Services — 1.4%

AIG Global Funding

1.90%, 10/6/2021 (b)	11,007,000	11,115,110

2.70%, 12/15/2021 (b)	412,000	419,864

2.30%, 7/1/2022 (b)	2,125,000	2,180,308

0.80%, 7/7/2023 (b)	8,310,000	8,386,514

(SOFR + 0.38%), 0.41%, 12/15/2023 (a) (b)	48,943,000	48,998,572

Berkshire Hathaway, Inc. 2.20%, 3/15/2021	1,898,000	1,899,348

CK Hutchison International 16 Ltd. (United Kingdom) 1.88%, 10/3/2021 (b)	38,819,000	39,122,273

CK Hutchison International 17 Ltd. (United Kingdom) 2.88%, 4/5/2022 (b)	3,245,000	3,326,514

National Rural Utilities Cooperative Finance Corp.

2.30%, 9/15/2022	2,070,000	2,128,240

Series D, (ICE LIBOR USD 3 Month + 0.07%), 0.26%, 2/16/2023 (a)	65,911,000	65,894,545

NTT Finance Corp. (Japan) 0.37%, 3/3/2023 (b)	40,004,000	40,009,970

ORIX Corp. (Japan) 2.90%, 7/18/2022	147,000	151,855

Siemens Financieringsmaatschappij NV (Germany)

1.70%, 9/15/2021 (b)	1,805,000	1,819,155

(ICE LIBOR USD 3 Month + 0.61%), 0.83%, 3/16/2022 (a) (b)	1,227,000	1,233,945

		226,686,213

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	155

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Diversified Telecommunication Services — 0.2%

Telstra Corp. Ltd. (Australia) 4.80%, 10/12/2021 (b) (c)	700,000	719,256

Verizon Communications, Inc. (ICE LIBOR USD 3 Month + 1.00%), 1.22%, 3/16/2022 (a)	28,319,000	28,600,705

		29,319,961

Electric Utilities — 2.4%

American Electric Power Co., Inc. Series M, 0.75%, 11/1/2023	7,821,000	7,833,541

Appalachian Power Co. 4.60%, 3/30/2021	16,917,000	16,968,204

Duke Energy Corp.

(ICE LIBOR USD 3 Month + 0.50%), 0.70%, 5/14/2021 (a) (b)	17,301,000	17,317,269

3.55%, 9/15/2021	5,959,000	6,014,454

2.40%, 8/15/2022	1,279,000	1,313,952

Duke Energy Progress LLC Series A, (ICE LIBOR USD 3 Month + 0.18%), 0.37%, 2/18/2022 (a)	15,373,000	15,373,061

Enel Finance International NV (Italy) 2.88%, 5/25/2022 (b)	4,400,000	4,526,469

Entergy Louisiana LLC 0.62%, 11/17/2023	34,117,000	34,191,753

Eversource Energy Series N, 3.80%, 12/1/2023 (c)	174,000	188,467

Exelon Corp. 2.45%, 4/15/2021	7,911,000	7,915,159

Florida Power & Light Co. (ICE LIBOR USD 3 Month + 0.38%), 0.60%, 7/28/2023 (a) (c)	76,259,000	76,262,206

NextEra Energy Capital Holdings, Inc.

(ICE LIBOR USD 3 Month + 0.48%), 0.67%, 5/4/2021 (a)	485,000	485,393

(ICE LIBOR USD 3 Month + 0.72%), 0.91%, 2/25/2022 (a)	42,944,000	43,210,658

2.90%, 4/1/2022	4,780,000	4,913,129

1.95%, 9/1/2022	30,000,000	30,747,901

(ICE LIBOR USD 3 Month + 0.27%), 0.45%, 2/22/2023 (a)	29,947,000	29,957,482

PECO Energy Co. 1.70%, 9/15/2021	1,250,000	1,258,117

PPL Capital Funding, Inc. 3.95%, 3/15/2024	1,449,000	1,574,188

Southern Co. (The)

2.35%, 7/1/2021	33,111,000	33,273,228

Series 21-A, 0.60%, 2/26/2024	34,448,000	34,406,560

Tampa Electric Co. 5.40%, 5/15/2021	5,014,000	5,064,045

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Electric Utilities — continued

Wisconsin Electric Power Co. 2.95%, 9/15/2021	11,716,000	11,807,417

		384,602,653

Electrical Equipment — 0.0% (f)

ABB Finance USA, Inc. (Switzerland) 2.88%, 5/8/2022	1,400,000	1,442,234

Eaton Corp. 2.75%, 11/2/2022	4,062,000	4,223,191

		5,665,425

Electronic Equipment, Instruments & Components — 0.0% (f)

ABB Treasury Center USA, Inc. (Switzerland) 4.00%, 6/15/2021 (b)	1,000,000	1,010,591

Energy Equipment & Services — 0.1%

Schlumberger Investment SA 3.30%, 9/14/2021 (b)	7,324,000	7,389,273

Entertainment — 0.3%

TWDC Enterprises 18 Corp.

3.75%, 6/1/2021	1,475,000	1,487,747

2.75%, 8/16/2021	484,000	489,580

2.55%, 2/15/2022	3,453,000	3,527,251

2.35%, 12/1/2022	5,400,000	5,589,550

Walt Disney Co. (The)

(ICE LIBOR USD 3 Month + 0.25%), 0.48%, 9/1/2021 (a)	6,678,000	6,684,812

1.65%, 9/1/2022	19,999,000	20,400,149

3.00%, 9/15/2022	5,500,000	5,724,239

		43,903,328

Equity Real Estate Investment Trusts (REITs) — 0.1%

Scentre Group Trust 1 (Australia) 2.38%, 4/28/2021 (b)	7,774,000	7,785,366

Food & Staples Retailing — 0.5%

7-Eleven, Inc.

(ICE LIBOR USD 3 Month + 0.45%), 0.65%, 8/10/2022 (a) (b)	35,862,000	35,904,228

0.63%, 2/10/2023 (b)	32,098,000	32,154,895

Kroger Co. (The) 2.95%, 11/1/2021	9,610,000	9,760,618

		77,819,741

Food Products — 0.6%

Cargill, Inc.

3.05%, 4/19/2021 (b)	3,285,000	3,297,305

4.31%, 5/14/2021 (b)	2,700,000	2,722,215

3.30%, 3/1/2022 (b)	3,075,000	3,143,628

SEE NOTES TO FINANCIAL STATEMENTS.

156	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Food Products — continued

General Mills, Inc.

(ICE LIBOR USD 3 Month + 0.54%), 0.76%, 4/16/2021 (a)	18,608,000	18,620,327

3.20%, 4/16/2021	7,098,000	7,122,701

Mondelez International Holdings Netherlands BV

2.00%, 10/28/2021 (b)	36,765,000	37,119,234

2.13%, 9/19/2022 (b)	18,605,000	19,108,556

Mondelez International, Inc. 0.63%, 7/1/2022	7,039,000	7,066,215

Nestle Holdings, Inc. 3.10%, 9/24/2021 (b)	451,000	457,250

Unilever Capital Corp. (United Kingdom) 3.00%, 3/7/2022	1,541,000	1,583,767

		100,241,198

Gas Utilities — 0.3%

CenterPoint Energy Resources Corp.

(ICE LIBOR USD 3 Month + 0.50%), 0.68%, 3/2/2023 (a)	27,945,000	27,945,000

0.70%, 3/2/2023	25,216,000	25,191,540

		53,136,540

Health Care Equipment & Supplies — 0.0% (f)

Abbott Laboratories 2.55%, 3/15/2022	143,000	146,316

DH Europe Finance II SARL 2.05%, 11/15/2022	1,000,000	1,028,987

		1,175,303

Health Care Providers & Services — 0.5%

Anthem, Inc.

3.13%, 5/15/2022	22,700,000	23,454,198

3.30%, 1/15/2023	2,946,000	3,096,723

CVS Health Corp.

(ICE LIBOR USD 3 Month + 0.72%), 0.95%, 3/9/2021 (a)	1,858,000	1,858,279

3.35%, 3/9/2021	26,406,000	26,420,788

2.13%, 6/1/2021	8,193,000	8,216,085

UnitedHealth Group, Inc.

3.38%, 11/15/2021	1,051,000	1,065,648

2.88%, 12/15/2021	1,265,000	1,289,886

2.88%, 3/15/2022	6,495,000	6,629,407

3.35%, 7/15/2022	2,251,000	2,344,084

		74,375,098

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Hotels, Restaurants & Leisure — 0.4%

McDonald’s Corp. 2.63%, 1/15/2022	52,053,000	53,114,245

Starbucks Corp. 1.30%, 5/7/2022	10,231,000	10,344,617

		63,458,862

Household Products — 0.2%

Church & Dwight Co., Inc. 2.45%, 8/1/2022	5,800,000	5,950,541

Kimberly-Clark Corp. 3.88%, 3/1/2021	247,000	247,000

Reckitt Benckiser Treasury Services plc (United Kingdom) 2.38%, 6/24/2022 (b)	30,205,000	30,974,258

		37,171,799

Industrial Conglomerates — 0.3%

3M Co.

1.75%, 2/14/2023	205,000	210,704

2.25%, 3/15/2023 (c)	5,202,000	5,415,028

Honeywell International, Inc.

2.15%, 8/8/2022	3,051,000	3,130,322

0.48%, 8/19/2022	21,813,000	21,840,099

Roper Technologies, Inc.

2.80%, 12/15/2021	9,603,000	9,767,794

0.45%, 8/15/2022	5,216,000	5,224,223

		45,588,170

Insurance — 4.9%

AIA Group Ltd. (Hong Kong) (ICE LIBOR USD 3 Month + 0.52%), 0.76%, 9/20/2021 (a) (b)	10,683,000	10,687,173

American International Group, Inc. 4.88%, 6/1/2022	291,000	307,155

Athene Global Funding

4.00%, 1/25/2022 (b)	21,796,000	22,501,603

1.20%, 10/13/2023 (b)	51,300,000	51,907,566

0.95%, 1/8/2024 (b)	33,070,000	33,134,378

Equitable Financial Life Global Funding 0.50%, 11/17/2023 (b) (c)	26,647,000	26,673,381

Guardian Life Global Funding

2.00%, 4/26/2021 (b)	800,000	802,153

2.50%, 5/8/2022 (b)	5,994,000	6,151,957

3.40%, 4/25/2023 (b)	500,000	532,367

Jackson National Life Global Funding

(ICE LIBOR USD 3 Month + 0.31%), 0.53%, 3/16/2021 (a) (b)	40,046,000	40,051,695

2.25%, 4/29/2021 (b)	23,984,000	24,067,860

(ICE LIBOR USD 3 Month + 0.48%), 0.70%, 6/11/2021 (a) (b)	837,000	838,023

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	157

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Insurance — continued

3.30%, 2/1/2022 (b)	4,970,000	5,108,440

2.50%, 6/27/2022 (b)	2,091,000	2,149,251

2.38%, 9/15/2022 (b)	900,000	927,278

(SOFR + 0.60%), 0.62%, 1/6/2023 (a) (b)	28,665,000	28,843,108

3.25%, 1/30/2024 (b)	46,148,000	49,643,694

MassMutual Global Funding II

2.00%, 4/15/2021 (b)	200,000	200,434

0.85%, 6/9/2023 (b)	39,446,000	39,884,414

0.48%, 8/28/2023 (b)	17,560,000	17,594,198

Met Tower Global Funding 0.55%, 7/13/2022 (b)	35,928,000	36,063,736

Metropolitan Life Global Funding I

(SOFR + 0.50%), 0.52%, 5/28/2021 (a) (b)	1,460,000	1,461,551

1.95%, 9/15/2021 (b)	7,177,000	7,244,207

3.45%, 10/9/2021 (b)	7,975,000	8,130,965

3.38%, 1/11/2022 (b)	850,000	872,752

3.00%, 1/10/2023 (b)	243,000	255,118

0.90%, 6/8/2023 (b)	16,933,000	17,124,258

0.45%, 9/1/2023 (b)	30,993,000	31,015,389

New York Life Global Funding

2.00%, 4/13/2021 (b)	450,000	450,934

(ICE LIBOR USD 3 Month + 0.32%), 0.51%, 8/6/2021 (a) (b)	2,417,000	2,420,100

3.25%, 8/6/2021 (b)	335,000	339,343

(ICE LIBOR USD 3 Month + 0.28%), 0.50%, 1/21/2022 (a) (b)	19,500,000	19,548,387

2.30%, 6/10/2022 (b)	1,650,000	1,696,285

0.40%, 9/20/2022 (b)	52,840,000	52,952,380

1.10%, 5/5/2023 (b)	15,873,000	16,120,827

Pricoa Global Funding I 2.20%, 6/3/2021 (b)	6,025,000	6,058,139

Principal Life Global Funding II

(ICE LIBOR USD 3 Month + 0.33%), 0.56%, 3/2/2021 (a) (b)	9,572,000	9,572,000

(ICE LIBOR USD 3 Month + 0.40%), 0.64%, 10/6/2021 (a) (b) (c)	40,392,000	40,475,812

2.38%, 11/21/2021 (b)	485,000	491,868

1.25%, 5/11/2023 (b) (c)	84,951,000	86,639,177

Protective Life Global Funding

(ICE LIBOR USD 3 Month + 0.52%), 0.77%, 6/28/2021 (a) (b)	6,490,000	6,500,951

3.40%, 6/28/2021 (b)	15,246,000	15,399,441

1.08%, 6/9/2023 (b)	20,009,000	20,333,126

Reliance Standard Life Global Funding II 2.15%, 1/21/2023 (b)	9,976,000	10,253,482

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Insurance — continued

Suncorp-Metway Ltd. (Australia) 2.80%, 5/4/2022 (b)	145,000	149,342

Swiss Re Treasury U.S. Corp. (Switzerland) 2.88%, 12/6/2022 (b)	35,796,000	36,769,115

		790,344,813

IT Services — 0.4%

Fidelity National Information Services, Inc. 0.60%, 3/1/2024	19,200,000	19,179,906

IBM Credit LLC

3.60%, 11/30/2021	300,000	307,342

2.20%, 9/8/2022	9,193,000	9,456,291

International Business Machines Corp.

(ICE LIBOR USD 3 Month + 0.40%), 0.59%, 5/13/2021 (a)	37,803,000	37,832,864

1.88%, 8/1/2022	1,775,000	1,821,976

2.88%, 11/9/2022	2,215,000	2,315,545

		70,913,924

Machinery — 0.0% (f)

Caterpillar, Inc. 3.90%, 5/27/2021	2,746,000	2,769,835

Media — 0.1%

Omnicom Group, Inc. 3.63%, 5/1/2022	9,683,000	10,037,659

Metals & Mining — 0.2%

Newmont Corp.

3.63%, 6/9/2021	16,929,000	16,987,312

3.50%, 3/15/2022 (c)	13,848,000	14,176,912

		31,164,224

Multi-Utilities — 0.4%

Berkshire Hathaway Energy Co. 3.75%, 11/15/2023	2,000,000	2,164,449

CenterPoint Energy, Inc. 3.60%, 11/1/2021	9,921,000	10,137,778

Consolidated Edison Co. of New York, Inc. Series C, (ICE LIBOR USD 3 Month + 0.40%), 0.65%, 6/25/2021 (a)	2,631,000	2,634,245

Dominion Energy, Inc.

2.72%, 8/15/2021 (d)	20,166,000	20,376,984

Series D, (ICE LIBOR USD 3 Month + 0.53%), 0.75%, 9/15/2023 (a)	31,071,000	31,137,523

Sempra Energy (ICE LIBOR USD 3 Month + 0.45%), 0.67%, 3/15/2021 (a)	4,488,000	4,488,853

		70,939,832

SEE NOTES TO FINANCIAL STATEMENTS.

158	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — 1.2%

APT Pipelines Ltd. (Australia) 3.88%, 10/11/2022 (b)	3,655,000	3,829,787

BP Capital Markets America, Inc. 4.74%, 3/11/2021	7,072,000	7,079,514

Chevron USA, Inc.

0.33%, 8/12/2022	16,407,000	16,429,111

0.43%, 8/11/2023 (c)	10,348,000	10,363,261

Enbridge Energy Partners LP 4.20%, 9/15/2021	2,363,000	2,388,438

Enbridge, Inc. (Canada) (SOFR + 0.40%), 0.43%, 2/17/2023 (a)	13,879,000	13,908,659

Equinor ASA (Norway) 2.45%, 1/17/2023	1,130,000	1,174,513

Exxon Mobil Corp.

1.90%, 8/16/2022	10,747,000	11,012,455

1.57%, 4/15/2023	48,100,000	49,298,652

Marathon Petroleum Corp. 5.13%, 3/1/2021	2,704,000	2,704,000

Pioneer Natural Resources Co. 0.75%, 1/15/2024	13,563,000	13,527,703

Saudi Arabian Oil Co. (Saudi Arabia)

2.75%, 4/16/2022 (b) (c)	4,800,000	4,896,000

1.25%, 11/24/2023 (b)	8,000,000	8,060,000

Spectra Energy Partners LP 4.60%, 6/15/2021	2,700,000	2,700,945

Total Capital International SA (France) 2.22%, 7/12/2021 (c)	16,284,000	16,370,715

TransCanada PipeLines Ltd. (Canada) 3.75%, 10/16/2023 (c)	25,013,000	26,891,801

		190,635,554

Personal Products — 0.0% (f)

Estee Lauder Cos., Inc. (The) 1.70%, 5/10/2021	300,000	300,340

Pharmaceuticals — 0.5%

Bristol-Myers Squibb Co.

2.55%, 5/14/2021	3,968,000	3,985,770

2.25%, 8/15/2021	1,530,000	1,544,147

2.60%, 5/16/2022	6,770,000	6,960,366

3.55%, 8/15/2022	503,000	526,489

0.54%, 11/13/2023	1,180,000	1,182,756

GlaxoSmithKline Capital plc (United Kingdom)

(ICE LIBOR USD 3 Month + 0.35%), 0.54%, 5/14/2021 (a)	3,393,000	3,395,444

2.85%, 5/8/2022	15,098,000	15,559,619

2.88%, 6/1/2022	4,285,000	4,412,973

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pharmaceuticals — continued

Pfizer, Inc.

3.00%, 9/15/2021	221,000	224,195

2.80%, 3/11/2022	247,000	253,584

Sanofi (France) 4.00%, 3/29/2021	1,014,000	1,016,890

Takeda Pharmaceutical Co. Ltd. (Japan) 2.45%, 1/18/2022 (b)	2,216,000	2,252,472

Viatris, Inc. 1.13%, 6/22/2022 (b)	17,844,000	17,999,547

Zoetis, Inc. (ICE LIBOR USD 3 Month + 0.44%), 0.62%, 8/20/2021 (a)	22,902,000	22,944,897

		82,259,149

Road & Rail — 0.4%

ERAC USA Finance LLC

4.50%, 8/16/2021 (b)	250,000	254,807

2.60%, 12/1/2021 (b)	2,225,000	2,257,715

Penske Truck Leasing Co. LP

3.30%, 4/1/2021 (b)	2,160,000	2,160,000

3.65%, 7/29/2021 (b)	15,088,000	15,241,374

3.38%, 2/1/2022 (b)	10,521,000	10,751,272

4.88%, 7/11/2022 (b)	11,895,000	12,588,579

2.70%, 3/14/2023 (b)	5,895,000	6,138,027

4.13%, 8/1/2023 (b)	2,500,000	2,702,364

Ryder System, Inc.

3.45%, 11/15/2021	12,913,000	13,164,726

2.88%, 6/1/2022	6,291,000	6,469,291

		71,728,155

Semiconductors & Semiconductor Equipment — 0.1%

Analog Devices, Inc. 2.50%, 12/5/2021	7,784,000	7,893,962

Intel Corp.

1.70%, 5/19/2021	1,426,000	1,428,721

3.30%, 10/1/2021	1,011,000	1,028,628

		10,351,311

Software — 0.1%

Oracle Corp.

1.90%, 9/15/2021	2,136,000	2,151,848

2.50%, 5/15/2022	6,980,000	7,141,129

2.50%, 10/15/2022	12,679,000	13,135,706

		22,428,683

Technology Hardware, Storage & Peripherals — 0.2%

Apple, Inc.

2.85%, 5/6/2021	6,679,000	6,710,527

1.55%, 8/4/2021	400,000	401,425

1.70%, 9/11/2022 (c)	21,091,000	21,572,401

		28,684,353

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	159

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Thrifts & Mortgage Finance — 2.4%

BPCE SA (France)

2.75%, 12/2/2021	10,782,000	10,981,493

(ICE LIBOR USD 3 Month + 0.30%), 0.53%, 1/14/2022 (a) (b) (c)	86,643,000	86,844,647

(SOFR + 0.44%), 0.47%, 2/17/2022 (a) (b)	53,697,000	53,815,772

(ICE LIBOR USD 3 Month + 1.22%), 1.40%, 5/22/2022 (a) (b)	2,490,000	2,519,058

3.00%, 5/22/2022 (b)	11,561,000	11,933,992

(ICE LIBOR USD 3 Month + 0.88%), 1.11%, 5/31/2022 (a)	27,250,000	27,510,649

2.75%, 1/11/2023 (b)	5,000,000	5,214,436

Nationwide Building Society (United Kingdom)

2.45%, 7/27/2021 (b)	6,750,000	6,808,012

2.00%, 1/27/2023 (b)	55,589,000	57,311,480

(ICE LIBOR USD 3 Month + 1.18%), 3.62%, 4/26/2023 (a) (b)	55,942,000	57,865,383

0.55%, 1/22/2024 (b) (c)	60,158,000	60,051,162

		380,856,084

Tobacco — 0.7%

Altria Group, Inc. 4.75%, 5/5/2021	53,175,000	53,579,817

Philip Morris International, Inc.

4.13%, 5/17/2021	1,060,000	1,068,782

2.38%, 8/17/2022	11,000,000	11,307,798

2.50%, 8/22/2022	160,000	165,117

2.50%, 11/2/2022	2,620,000	2,709,637

Reynolds American, Inc. (United Kingdom) 4.85%, 9/15/2023	45,368,000	50,196,080

		119,027,231

Trading Companies & Distributors — 0.2%

Aviation Capital Group LLC

(ICE LIBOR USD 3 Month + 0.95%), 1.18%, 6/1/2021 (a) (b)	15,273,000	15,261,885

(ICE LIBOR USD 3 Month + 0.67%), 0.88%, 7/30/2021 (a) (b)	6,254,000	6,247,096

2.88%, 1/20/2022 (b)	2,986,000	3,035,413

BOC Aviation Ltd. (Singapore)

(ICE LIBOR USD 3 Month + 1.05%), 1.25%, 5/4/2021 (a) (b)	5,737,000	5,738,793

2.38%, 9/15/2021 (b)	6,200,000	6,240,687

		36,523,874

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Wireless Telecommunication Services — 0.6%

Rogers Communications, Inc. (Canada)

(ICE LIBOR USD 3 Month + 0.60%), 0.84%, 3/22/2022 (a) (c)	66,444,000	66,832,464

3.00%, 3/15/2023	8,874,000	9,277,572

Vodafone Group plc (United Kingdom) 3.75%, 1/16/2024 (c)	12,160,000	13,263,848

		89,373,884

Total Corporate Bonds (Cost $9,567,827,191)		9,632,040,447

Asset-Backed Securities — 11.6%

522 Funding CLO Ltd. (Cayman Islands) Series 2019-4A, Class AR, 1.30%, 4/20/2030 (b) (g)	50,000,000	50,005,750

AIMCO CLO (Cayman Islands) Series 2015-AA, Class AR, 1.09%, 1/15/2028 (b) (g)	32,159,504	32,080,938

Apidos CLO (Cayman Islands)

Series 2015-21A, Class A1R, 1.15%, 7/18/2027 (b) (g)	22,760,314	22,747,660

Series 2016-24A, Class A1AL, 1.07%, 10/20/2030 (b) (g) (h)	60,000,000	60,000,000

Avery Point CLO Ltd. (Cayman Islands)

Series 2015-6A, Class AR2, 1.06%, 8/5/2027 (b) (g)	53,874,920	53,874,920

Series 2015-7A, Class AR2, 1.20%, 1/15/2028 (b) (g)	30,850,000	30,868,387

Bain Capital Credit CLO Ltd. (Cayman Islands) Series 2016-2A, Class ARR, 1.16%, 1/15/2029 (b) (g)	80,000,000	79,980,000

Barings CLO Ltd. (Cayman Islands) Series 2013-IA, Class AR, 1.02%, 1/20/2028 (b) (g)	57,917,480	57,910,935

Benefit Street Partners CLO Ltd. (Cayman Islands)

Series 2013-IIA, Class A1R2, 1.11%, 7/15/2029 (b) (g)	24,939,203	24,939,203

Series 2013-IIA, Class X, 1.94%, 7/15/2029‡(b) (g)	34,375	34,366

BlueMountain CLO Ltd. (Cayman Islands)

Series 2012-2A, Class AR2, 1.23%, 11/20/2028 (b) (g)	10,416,163	10,428,225

Series 2013-1A, Class A1R2, 1.45%, 1/20/2029 (b) (g)	2,733,704	2,733,682

Capital One Prime Auto Receivables Trust Series 2020-1, Class A3, 1.60%, 11/15/2024	16,100,000	16,359,648

SEE NOTES TO FINANCIAL STATEMENTS.

160	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Asset-Backed Securities — continued

Carlyle Global Market Strategies CLO Ltd. Series 2012-4A, Class XRR, 0.97%, 4/22/2032 (b) (g)	319,434	319,417

CarMax Auto Owner Trust

Series 2020-4, Class A2, 0.31%, 1/16/2024	40,247,000	40,276,557

Series 2018-3, Class A4, 3.27%, 3/15/2024	15,600,000	16,232,518

CBAM Ltd. (Cayman Islands) Series 2017-3A, Class A, 1.45%, 10/17/2029 (b) (g)	6,100,000	6,101,549

CIFC Funding Ltd. (Cayman Islands)

Series 2012-2RA, Class A1, 1.02%, 1/20/2028 (b) (g)	4,550,467	4,542,317

Series 2017-5A, Class A1, 1.40%, 11/16/2030 (b) (g)	35,900,000	35,924,699

Clear Creek CLO (Cayman Islands) Series 2015-1A, Class X, 1.22%, 10/20/2030‡(b) (g)	51,563	51,550

Cloud Pass-Through Trust Series 2019-1A, Class CLOU, 3.55%, 12/5/2022 (b) (g)	12,474,603	12,611,490

Cole Park CLO Ltd. (Cayman Islands) Series 2015-1A, Class AR, 1.27%, 10/20/2028 (b) (g)	8,210,322	8,210,487

Dorchester Park CLO DAC Series 2015-1A, Class AR, 1.12%, 4/20/2028 (b) (g)	6,544,386	6,545,636

Dryden Senior Loan Fund (Cayman Islands)

Series 2013-30A, Class AR, 1.01%, 11/15/2028 (b) (g)	56,577,552	56,610,820

Series 2014-36A, Class XR2, 0.89%, 4/15/2029‡(b) (g)	200,000	200,005

Series 2014-36A, Class AR3, 1.26%, 4/15/2029 (b) (g)	71,656,000	71,691,183

Exeter Automobile Receivables Trust

Series 2021-1A, Class A2, 0.30%, 6/15/2023	16,147,000	16,148,540

Series 2021-1A, Class A3, 0.34%, 3/15/2024	4,283,000	4,282,625

Ford Credit Auto Owner Trust

Series 2020-C, Class A2, 0.25%, 10/15/2023	41,898,000	41,902,190

Series 2017-2, Class A, 2.36%, 3/15/2029 (b)	72,206,000	74,376,895

Galaxy CLO Ltd. (Cayman Islands) Series 2013-15A, Class AR, 1.44%, 10/15/2030 (b) (g)	17,920,000	17,921,021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

GM Financial Automobile Leasing Trust Series 2020-3, Class A2A, 0.35%, 11/21/2022	26,206,000	26,226,747

GM Financial Consumer Automobile Receivables Trust Series 2020-4, Class A2, 0.26%, 11/16/2023	6,465,000	6,466,885

Goldentree Loan Management US CLO Ltd. (Cayman Islands) Series 2017-1A, Class AR, 1.17%, 4/20/2029 (b) (g)	8,923,000	8,918,824

GoldentTree Loan Management US CLO Ltd. (Cayman Islands) Series 2020-7A, Class A, 2.12%, 4/20/2031 (b) (g)	5,000,000	5,005,930

Hyundai Auto Receivables Trust Series 2020-C, Class A2, 0.26%, 9/15/2023	60,582,000	60,599,878

KKR CLO Ltd. (Cayman Islands)

Series 13, Class A1R, 1.02%, 1/16/2028 (b) (g)	10,127,329	10,095,580

Series 17, Class A, 1.58%, 4/15/2029 (b) (g)	40,000,000	40,024,080

Series 32A, Class A1, 1.56%, 1/15/2032 (b) (g)	18,000,000	18,068,526

KREF Ltd. Series 2018-FL1, Class A, 1.21%, 6/15/2036 (b) (g)	4,972,350	4,973,897

LCM Ltd. (Cayman Islands) Series 24A, Class AR, 3/20/2030 (b) (g)	51,444,000	51,444,000

LCM XVII LP (Cayman Islands) Series 17A, Class XR, 0.84%, 10/15/2031 (b) (g)	270,000	270,000

LCM XX LP (Cayman Islands) Series 20A, Class AR, 1.26%, 10/20/2027 (b) (g)	20,951,137	20,955,432

Magnetite Ltd. (Cayman Islands)

Series 2012-7A, Class A1R2, 1.04%, 1/15/2028 (b) (g)	5,220,000	5,222,500

Series 2016-18A, Class AR, 1.27%, 11/15/2028 (b) (g)	6,600,000	6,601,538

Series 2020-25A, Class A, 1.45%, 1/25/2032 (b) (g)	20,000,000	20,029,100

Series 2020-27A, Class A1, 1.77%, 7/20/2033 (b) (g)	22,058,000	22,117,424

Neuberger Berman CLO Ltd. (Cayman Islands)

Series 2015-19A, Class A1R2, 1.04%, 7/15/2027 (b) (g)	7,523,599	7,503,082

Series 2017-16SA, Class A, 1.09%, 1/15/2028 (b) (g)	29,967,448	29,940,867

Series 2013-14A, Class AR2, 1.25%, 1/28/2030 (b) (g)	16,000,000	16,004,512

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	161

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Asset-Backed Securities — continued

Newark BSL CLO 2 Ltd. (Cayman Islands)

Series 2017-1A, Class A1R, 1.15%, 7/25/2030 (b) (g)	50,619,000	50,619,000

Series 2017-1A, Class A1, 1.49%, 7/25/2030 (b) (g)	4,500,000	4,501,057

Newark BSL CLO Ltd. (Cayman Islands) Series 2016-1A, Class A1R, 1.31%, 12/21/2029 (b) (g)	29,000,000	29,038,396

OCP CLO Ltd. (Cayman Islands)

Series 2015-9A, Class A1R, 1.04%, 7/15/2027 (b) (g)	15,647,921	15,652,240

Series 2016-12A, Class A1R, 1.34%, 10/18/2028 (b) (g)	926,390	926,439

Series 2020-8RA, Class A1, 1.44%, 1/17/2032 (b) (g)	35,000,000	34,990,935

Octagon Investment Partners 30 Ltd. (Cayman Islands) Series 2017-1A, Class A1R, 1.20%, 3/17/2030 (b) (g)	70,000,000	69,982,430

Octagon Investment Partners 35 Ltd. (Cayman Islands) Series 2018-1A, Class A1A, 1.28%, 1/20/2031 (b) (g)	35,000,000	35,002,520

Palmer Square Loan Funding Ltd. (Cayman Islands)

Series 2018-4A, Class A1, 1.09%, 11/15/2026 (b) (g)	854,951	854,166

Series 2019-2A, Class A1, 1.19%, 4/20/2027 (b) (g)	7,998,239	7,998,407

Series 2019-4A, Class A1, 1.12%, 10/24/2027 (b) (g)	24,071,735	24,020,510

Series 2020-1A, Class A1, 0.98%, 2/20/2028 (b) (g)	16,140,407	16,070,922

Series 2020-2A, Class A1, 1.22%, 4/20/2028 (b) (g)	16,924,448	16,934,045

Series 2020-4A, Class A1, 1.19%, 11/25/2028 (b) (g)	63,608,912	63,687,660

Series 2021-1A, Class A1, 1.09%, 4/20/2029 (b) (g)	48,806,000	48,793,701

Santander Drive Auto Receivables Trust Series 2020-3, Class A2, 0.46%, 9/15/2023	37,335,636	37,368,973

Shackleton CLO Ltd. (Cayman Islands)

Series 2015-8A, Class A1R, 1.14%, 10/20/2027 (b) (g)	19,000,553	18,974,903

Series 2015-8A, Class A2R, 1.14%, 10/20/2027 (b) (g)	7,799,716	7,789,186

Stratus CLO Ltd. (Cayman Islands) Series 2020-2A, Class A, 1.57%, 10/15/2028 (b) (g)	46,316,000	46,322,206

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Symphony CLO Ltd. (Cayman Islands)

Series 2014-14A, Class AR, 1.18%, 7/14/2026 (b) (g)	26,351,704	26,379,979

Series 2018-20A, Class X, 1.22%, 1/16/2032 (b) (g)	1,500,000	1,500,000

Series 2014-15A, Class XR2, 0.92%, 1/17/2032 (b) (g)	1,333,333	1,333,333

Series 2020-24A, Class A, 1.42%, 1/23/2032 (b) (g)	28,200,000	28,192,696

Tesla Auto Lease Trust Series 2020-A, Class A3, 0.68%, 12/20/2023 (b)	5,184,000	5,220,925

Treman Park CLO Ltd. (Cayman Islands) Series 2015-1A, Class ARR, 1.29%, 10/20/2028 (b) (g)	10,346,775	10,347,396

Venture CLO Ltd. (Cayman Islands) Series 2018-33A, Class A1LR, 1.40%, 7/15/2031 (b) (g)	31,836,000	31,836,000

Verizon Owner Trust Series 2018-1A, Class A1A, 2.82%, 9/20/2022 (b)	4,851,161	4,865,924

Voya CLO Ltd. (Cayman Islands) Series 2014-3A, Class A1R, 0.94%, 7/25/2026 (b) (g)	548,310	547,685

Wind River CLO Ltd. (Cayman Islands) Series 2016-1A, Class AR, 1.29%, 7/15/2028 (b) (g)	16,151,109	16,147,022

Total Asset-Backed Securities (Cost $1,869,172,109)		1,872,280,671

Commercial Mortgage-Backed Securities — 2.3%

ACRE Commercial Mortgage Ltd. (Cayman Islands) Series 2021-FL4, Class A, 0.94%, 12/18/2037 (b) (g)	12,000,000	12,000,012

Benchmark Mortgage Trust

Series 2018-B3, Class A2, 3.85%, 4/10/2051	5,500,000	5,799,896

Series 2018-B5, Class A2, 4.08%, 7/15/2051	5,000,000	5,347,366

BX Commercial Mortgage Trust

Series 2020-BXLP, Class A, 0.91%, 12/15/2036 (b) (g)	22,943,493	22,960,765

Series 2020-VKNG, Class A, 1.04%, 10/15/2037 (b) (g)	31,775,700	31,862,340

BX Trust Series 2021-LBA, Class AJV, 0.91%, 2/15/2036 (b) (g)	39,712,098	39,722,022

BXMT Ltd. (Cayman Islands)

Series 2017-FL1, Class A, 0.98%, 6/15/2035 (b) (g)	370,441	370,555

Series 2020-FL3, Class A, 1.51%, 3/15/2037 (b) (g)	45,000,000	45,069,975

SEE NOTES TO FINANCIAL STATEMENTS.

162	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Commercial Mortgage-Backed Securities — continued

CGDBB Commercial Mortgage Trust Series 2017-BIOC, Class A, 0.90%, 7/15/2032 (b) (g)	822,189	822,967

Citigroup Commercial Mortgage Trust

Series 2014-GC25, Class B, 4.34%, 10/10/2047‡(g)	8,626,000	9,442,948

Series 2018-B2, Class A2, 3.79%, 3/10/2051	6,000,000	6,288,660

Commercial Mortgage Trust Series 2014-LC15, Class AM, 4.20%, 4/10/2047	3,145,000	3,426,185

Credit Suisse Mortgage Capital Certificates Series 2019-ICE4, Class A, 1.09%, 5/15/2036 (b) (g)	28,000,000	28,044,677

CSAIL Commercial Mortgage Trust Series 2017-CX9, Class A2, 3.05%, 9/15/2050	2,500,000	2,574,128

DBGS Mortgage Trust Series 2018-BIOD, Class A, 0.92%, 5/15/2035 (b) (g)	26,753,605	26,769,732

GS Mortgage Securities Corp. Trust Series 2021-RENT, Class A, 0.95%, 11/21/2023 (b) (g)	5,000,052	5,000,052

Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 7/10/2035 (b)	10,000,000	10,650,968

KNDL Mortgage Trust Series 2019-KNSQ, Class A, 0.91%, 5/15/2036 (b) (g)	5,600,000	5,608,942

Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C8, Class A3, 2.86%, 12/15/2048	7,730,939	7,925,593

Morgan Stanley Capital I Trust Series 2018-H3, Class A2, 4.00%, 7/15/2051	6,250,000	6,667,016

ONE Mortgage Trust Series 2021-PARK, Class A, 0.95%, 3/15/2036 (b) (g)	24,000,000	23,917,464

UBS Commercial Mortgage Trust

Series 2018-C8, Class A2, 3.71%, 2/15/2051	6,569,000	6,871,028

Series 2018-C11, Class A2, 3.99%, 6/15/2051	4,647,000	4,885,322

Wells Fargo Commercial Mortgage Trust

Series 2021-SAVE, Class A, 1.30%, 2/15/2040 (b) (g)	34,642,716	34,705,589

Series 2018-C46, Class A2, 4.06%, 8/15/2051	11,750,000	12,519,690

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

WFRBS Commercial Mortgage Trust

Series 2013-UBS1, Class AS, 4.31%, 3/15/2046 (g)	6,584,641	7,156,954

Series 2014-C22, Class AS, 4.07%, 9/15/2057 (g)	6,901,000	7,544,338

Total Commercial Mortgage-Backed Securities (Cost $373,677,497)		373,955,184

U.S. Treasury Obligations — 1.3%

U.S. Treasury Notes

1.13%, 9/30/2021	72,000,000	72,450,000

2.88%, 10/15/2021	139,200,000	141,641,437

Total U.S. Treasury Obligations (Cost $214,008,892)		214,091,437

Certificates Of Deposit — 0.2%

UBS AG (Switzerland) 0.46%, 12/2/2022 (Cost $40,092,000)	40,092,000	40,324,378

Foreign Government Securities — 0.2%

Svensk Exportkredit AB (Sweden) (SOFR + 1.00%), 1.03%, 5/25/2023 (a) (Cost $28,889,504)	28,420,000	28,959,134

Short-Term Investments — 26.6%

Certificates of Deposit — 7.5%

Bank of Nova Scotia (The) (Canada)

(SOFR + 0.17%), 0.20%, 2/25/2022 (a)	47,281,000	47,293,584

(SOFR + 0.16%), 0.19%, 2/28/2022 (a)	27,241,000	27,246,176

Barclays Bank plc (United Kingdom) 0.70%, 7/29/2021	6,500,000	6,513,195

Canadian Imperial Bank of Commerce (Canada) 0.42%, 6/22/2021	90,500,000	90,590,275

Credit Agricole Corporate and Investment Bank (France)

(ICE LIBOR USD 3 Month + 0.21%), 0.40%, 8/9/2021 (a)	36,098,000	36,133,272

(ICE LIBOR USD 3 Month + 0.48%), 0.71%, 9/17/2021 (a)	33,446,000	33,532,893

Credit Suisse AG (Switzerland) 0.31%, 9/16/2021	50,000,000	50,033,559

Deutsche Bank AG (Germany) 0.63%, 7/26/2021	150,000,000	150,030,972

DZ Bank AG (Germany) (ICE LIBOR USD 3 Month + 0.20%), 0.39%, 2/17/2022 (a)	24,025,000	24,036,521

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	163

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Short-Term Investments — continued

Certificates of Deposit — continued

First Abu Dhabi Bank USA NV (ICE LIBOR USD 3 Month + 0.17%), 0.39%, 12/14/2021 (a)	53,300,000	53,329,284

Kookmin Bank (South Korea)

(ICE LIBOR USD 3 Month + 0.27%), 0.48%, 10/29/2021 (a)	17,452,000	17,469,281

(ICE LIBOR USD 1 Month + 0.29%), 0.40%, 12/20/2021 (a)	49,869,000	49,898,968

Lloyds Bank Corporate Markets plc (United Kingdom) 0.24%, 2/22/2022	63,514,000	63,514,633

Lloyds Bank plc (United Kingdom) (SOFR + 0.30%), 0.36%, 11/16/2021 (a)	27,890,000	27,914,011

MUFG Bank Ltd. (Japan) 0.32%, 10/15/2021	3,600,000	3,602,832

Norinchukin Bank (The) (Japan)

0.37%, 12/1/2021	132,661,000	132,791,667

0.37%, 12/3/2021	108,726,000	108,833,863

Shinhan Bank (South Korea)

0.47%, 11/3/2021	29,452,000	29,488,040

0.44%, 1/10/2022	32,416,000	32,455,931

Societe Generale SA (France) 0.32%, 9/17/2021	28,300,000	28,319,882

Sumitomo Mitsui Banking Corp. (Japan) (ICE LIBOR USD 3 Month + 0.32%), 0.50%, 11/22/2021 (a)	47,564,000	47,661,184

Westpac Banking Corp. (Australia) (ICE LIBOR USD 3 Month + 0.01%), 0.23%, 1/24/2022 (a)	148,409,000	148,395,612

Total Certificates of Deposit (Cost $1,208,264,353)		1,209,085,635

Commercial Paper — 13.6%

ABN AMRO Funding USA LLC (Netherlands) 0.18%, 10/8/2021 (b) (i)	3,100,000	3,093,075

American Honda Finance Corp.

0.45%, 3/22/2021 (i)	23,805,000	23,801,985

0.32%, 3/26/2021 (i)	9,881,000	9,879,440

AT&T, Inc.

0.38%, 11/16/2021 (b) (i)	16,021,000	15,984,366

0.40%, 12/14/2021 (b) (i)	64,420,000	64,253,366

Banco del Estado de Chile (Chile) 0.41%, 11/26/2021 (b) (i)	50,000,000	49,901,416

Banco Santander SA (Spain) 0.47%, 9/2/2021 (b) (i)	17,673,000	17,657,218

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Commercial Paper — continued

Barclays Bank plc (United Kingdom)

0.30%, 2/9/2022 (b) (i)	9,892,000	9,871,919

0.30%, 2/10/2022 (b) (i)	10,901,000	10,878,702

BASF SE (Germany)

0.23%, 3/23/2021 (b) (i)	17,000,000	16,998,796

0.24%, 3/25/2021 (b) (i)	28,590,000	28,587,577

0.24%, 3/30/2021 (b) (i)	30,000,000	29,996,507

0.24%, 3/31/2021 (b) (i)	80,000,000	79,990,393

BP Capital Markets plc (United Kingdom)

0.30%, 1/11/2022 (b) (i)	15,302,000	15,264,034

0.29%, 1/28/2022 (b) (i)	4,450,000	4,438,246

BPCE SA (France)

0.30%, 7/1/2021 (b) (i)	3,000,000	2,998,417

0.29%, 9/1/2021 (b) (i)	35,000,000	34,968,911

Campbell Soup Co. 2.04%, 3/1/2021 (b) (i)	29,450,000	29,449,632

Conagra Brands, Inc. 0.90%, 4/8/2021 (b) (i)	35,250,000	35,227,639

Electricite de France SA (France) 0.48%, 6/28/2021 (b) (i)	120,000,000	119,898,334

Enel Finance America LLC

0.40%, 4/15/2021 (b) (i)	16,439,000	16,434,397

0.41%, 4/22/2021 (b) (i)	12,431,000	12,426,784

0.40%, 7/12/2021 (b) (i)	39,000,000	38,957,126

0.40%, 10/20/2021 (b) (i)	23,700,000	23,646,709

Eni Finance USA, Inc. (Italy)

0.41%, 3/15/2021 (b) (i)	25,818,000	25,816,159

0.58%, 7/30/2021 (b) (i)	21,075,000	21,046,691

0.58%, 10/18/2021 (b) (i)	23,300,000	23,246,387

0.58%, 10/20/2021 (b) (i)	22,600,000	22,547,553

0.57%, 10/29/2021 (b) (i)	19,500,000	19,452,756

Entergy Corp.

0.25%, 4/19/2021 (b) (i)	30,000,000	29,989,383

0.24%, 5/4/2021 (b) (i)	15,500,000	15,492,731

ERP Operating LP 0.24%, 3/19/2021 (b) (i)	10,000,000	9,999,020

First Abu Dhabi Bank PJSC (United Arab Emirates) 0.40%, 8/27/2021 (b) (i)	174,311,000	174,160,308

Glencore Funding LLC (Australia)

0.59%, 3/19/2021 (b) (i)	35,000,000	34,994,079

0.35%, 7/12/2021 (b) (i)	24,500,000	24,467,791

0.40%, 8/5/2021 (b) (i)	20,500,000	20,468,111

Goldman Sachs International 0.33%, 1/12/2022 (b) (i)	54,901,000	54,767,773

SEE NOTES TO FINANCIAL STATEMENTS.

164	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Short-Term Investments — continued

Commercial Paper — continued

HSBC USA, Inc.

0.30%, 11/3/2021 (b) (i)	29,000,000	28,930,118

0.30%, 11/9/2021 (b) (i)	50,000,000	49,876,267

Hyundai Capital America 0.32%, 6/21/2021 (b) (i)	9,200,000	9,191,918

KEB Hana Bank (South Korea) 0.40%, 7/23/2021 (b) (i)	18,776,000	18,763,886

LVMH Moet Hennessy Louis Vuitton SE (France)

0.22%, 7/16/2021 (b) (i)	85,000,000	84,951,408

0.28%, 9/23/2021 (b) (i)	84,120,000	84,036,979

Marathon Petroleum Corp. 0.45%, 3/31/2021 (b) (i)	56,948,000	56,937,298

National Bank of Canada (Canada) 0.20%, 2/11/2022 (b) (i)	51,482,000	51,373,387

National Grid North America, Inc. 0.27%, 3/30/2021 (b) (i)	69,045,000	69,033,768

NatWest Markets plc (United Kingdom)

0.61%, 4/29/2021 (b) (i)	16,590,000	16,584,800

0.66%, 7/26/2021 (b) (i)	27,281,000	27,253,719

0.38%, 1/4/2022 (b) (i)	11,680,000	11,648,012

Procter & Gamble Co. (The) 0.13%, 3/31/2021 (b) (i)	3,600,000	3,599,852

Public Service Enterprise Group, Inc. 0.33%, 3/8/2021 (b) (i)	54,193,000	54,190,682

Rogers Communications, Inc. (Canada) 0.55%, 8/26/2021 (b) (i)	39,167,000	39,103,985

Schlumberger Holdings Corp.

0.47%, 7/29/2021 (b) (i)	15,300,000	15,290,962

0.49%, 8/16/2021 (b) (i)	42,000,000	41,961,496

Shell International Finance BV (Netherlands)

3.25%, 3/29/2021 (b) (i)	34,360,000	34,356,745

0.16%, 5/25/2021 (b) (i)	3,600,000	3,598,865

0.17%, 8/17/2021 (b) (i)	15,000,000	14,988,032

Societe Generale SA (France) 0.31%, 12/2/2021 (b) (i)	29,850,000	29,803,501

Suncor Energy, Inc. (Canada) 0.33%, 4/21/2021 (b) (i)	5,253,000	5,251,267

Telstra Corp Ltd. (Australia) 0.30%, 2/7/2022 (b) (i)	21,244,000	21,189,688

Telstra Corp. Ltd. (Australia) 0.40%, 10/27/2021 (b) (i)	45,743,000	45,667,044

UnitedHealth Group, Inc. 0.23%, 3/26/2021 (b) (i)	70,000,000	69,993,521

Waste Management, Inc.

0.35%, 7/6/2021 (b) (i)	67,820,000	67,761,957

0.45%, 9/17/2021 (b) (i)	42,068,000	42,012,017

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Commercial Paper — continued

Westpac Banking Corp. (Australia) 0.16%, 4/12/2021 (b) (i)	10,000,000	9,998,375

Total Commercial Paper (Cost $2,177,250,418)		2,178,403,280

	SHARES

Investment Companies — 4.7%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.03% (j) (k) (Cost $763,604,992)	763,604,992	763,604,992

Investment of Cash Collateral From Securities Loaned — 0.2%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.14% (j) (k)	32,732,182	32,735,455

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (j) (k)	5,643,500	5,643,500

Total Investment of Cash Collateral From Securities Loaned (Cost $38,378,955)		38,378,955

Repurchase Agreements — 0.6%

Wells Fargo Securities LLC, 0.74%, dated 2/26/2021, due 6/25/2021, repurchase price $100,244,611, collateralized by Collateralized Mortgage Obligations, 0.58% — 5.79%, due 11/18/2021 — 11/17/2054, with the value of $108,397,380. (Cost $100,000,000)	100,000,000	100,000,000

Total Short-Term Investments (Cost $4,287,498,718)		4,289,472,862

Total Investments — 101.9% (Cost $16,381,165,911)		16,451,124,113

Liabilities in Excess of Other Assets — (1.9)%		(307,086,400)

Net Assets — 100.0%		16,144,037,713

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	165

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

Abbreviations

CIFC	Commercial Industrial Finance Corp.
CLO	Collateralized Loan Obligations
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
PJSC	Public Joint Stock Company
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

(a)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2021.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	The security or a portion of this security is on loan at February 28, 2021. The total value of securities on loan at February 28, 2021 is $37,357,448.
(d)

   Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 28, 2021.

(e)

   Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(f)	Amount rounds to less than 0.1% of net assets.
(g)

   Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2021.

(h)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(i)	The rate shown is the effective yield as of February 28, 2021.
(j)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(k)	The rate shown is the current yield as of February 28, 2021.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of February 28, 2021:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
U.S. Treasury 5 Year Note	(359)	06/2021	USD	(44,605,750)	232,095

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

166	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — 88.5% (a)

Alabama — 0.5%

Alabama 21st Century Authority Series 2012A, Rev., 5.00%, 6/1/2021	55,000	55,640

Alabama Drinking Water Finance Authority, Revolving Fund Loan Series 2015A, Rev., 5.00%, 8/15/2022	25,000	26,755

Alabama Federal Aid Highway Finance Authority

Rev., GAN, 4.00%, 9/1/2021	25,000	25,472

Series 2012A, Rev., GAN, 5.00%, 9/1/2021	250,000	255,960

Series A, Rev., 5.00%, 9/1/2023	25,000	27,908

Alabama Highway Finance Corp., Special Obligation Series 2020A, Rev., 4.00%, 8/1/2021	340,000	345,372

Alabama Municipal Electric Authority, Power Supply System Series 2013A, Rev., 4.50%, 9/1/2021 (b)	20,000	20,429

Alabama Public School and College Authority, Capital Improvement

Series 2013B, Rev., 5.00%, 6/1/2021	50,000	50,604

Series 2013-C, Rev., 5.00%, 9/1/2021	30,000	30,729

Series 2014B, Rev., 5.00%, 1/1/2022	80,000	83,240

Series 2014-A, Rev., 5.00%, 2/1/2022	20,000	20,891

Series 2015A, Rev., 5.00%, 5/1/2022	100,000	105,662

Series 2015B, Rev., 5.00%, 5/1/2022	20,000	21,132

Series 2015C, Rev., 5.00%, 6/1/2022	30,000	31,820

Series C, Rev., 5.00%, 9/1/2022	40,000	42,913

Series 2020A, Rev., 5.00%, 11/1/2022	75,000	81,056

Series 2014-B, Rev., 5.00%, 1/1/2023	50,000	54,383

Alabama Public School and College Authority, Capital Improvement Economic Development and Training

Series 2012B, Rev., 5.00%, 3/1/2021	100,000	100,000

Rev., 5.00%, 3/1/2022	225,000	235,939

Alabama Public School and College Authority, Tax-Exempt Series 2012A, Rev., 5.00%, 3/1/2022	30,000	31,459

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Alabama — continued

Alabama Special Care Facilities Financing Authority-Birmingham, Children’s Hospital Health Care Facility Rev., 5.00%, 6/1/2023	145,000	159,557

Auburn University, General Fee

Series 2011A, Rev., 5.00%, 6/1/2021 (b)	30,000	30,361

Series 2011-A, Rev., 5.00%, 6/1/2021 (b)	50,000	50,602

Series 2018A, Rev., 5.00%, 6/1/2021	40,000	40,480

Series 2015B, Rev., 4.00%, 6/1/2022	25,000	26,189

Series 2012A, Rev., 5.00%, 6/1/2022 (b)	30,000	31,816

Series 2020A, Rev., 5.00%, 6/1/2022	25,000	26,501

Auburn Water Works Board Series 2020A, Rev., 3.00%, 9/1/2021	225,000	228,029

Black Belt Energy Gas District, Gas Prepay Series 2018A, Rev., 4.00%, 12/1/2023 (c)	170,000	184,494

Black Belt Energy Gas District, Gas Supply Series 2016A, Rev., LIQ: Royal Bank of Canada, 4.00%, 6/1/2021 (c)	1,130,000	1,138,577

City of Auburn, Warrants GO, 3.00%, 5/1/2022	20,000	20,660

City of Daphne, Warrants GO, 3.00%, 4/1/2022	35,000	36,038

City of Decatur, Sewer

Rev., 3.50%, 5/1/2022 (b)	110,000	114,191

Rev., 3.00%, 8/15/2022 (b)	20,000	20,821

City of Huntsville, Capital Improvement, Warrants

Series 2011A, GO, 5.00%, 3/1/2021	25,000	25,000

Series 2011B, GO, 5.00%, 5/1/2021 (b)	110,000	110,859

Series 2015A, GO, 5.00%, 5/1/2021	60,000	60,478

GO, 5.00%, 9/1/2021 (b)	115,000	117,724

Series 2020B, GO, 5.00%, 9/1/2023	30,000	33,490

City of Huntsville, Electric System, Warrants Rev., 5.00%, 12/1/2021 (b)	20,000	20,727

City of Madison, Warrants Series 2011B, GO, 3.45%, 8/1/2021 (b)	25,000	25,341

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	167

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Alabama — continued

City of Opelika

GO, 4.00%, 11/1/2021 (b)	100,000	102,567

GO, 4.13%, 11/1/2021 (b)	35,000	35,928

GO, 5.00%, 11/1/2021 (b)	50,000	51,615

City of Orange Beach, Warrants

GO, 5.00%, 2/1/2022	25,000	26,081

GO, 5.00%, 8/1/2022 (b)	60,000	64,117

City of Oxford GO, 3.25%, 10/1/2022 (b)	25,000	26,211

City of Trussville

Series 2014A, GO, 5.00%, 10/1/2021	100,000	102,819

Series 2014A, GO, 5.00%, 10/1/2023 (b)	25,000	28,053

City of Tuscaloosa

Series 2014A, GO, 5.00%, 7/1/2022	25,000	26,573

Series 2020A, GO, 3.00%, 10/1/2022	20,000	20,847

County of Baldwin GO, 5.00%, 6/1/2021	20,000	20,240

County of Lee Series 2013A, GO, 5.00%, 8/1/2021	40,000	40,804

County of Mobile

Series 2014A, GO, 5.00%, 6/1/2022	40,000	42,411

Series 2020B, GO, 4.00%, 8/1/2023	25,000	27,185

County of Montgomery GO, 5.00%, 3/1/2021	30,000	30,000

Foley Utilities Board Rev., 5.00%, 5/1/2022 (b)	105,000	110,805

Hoover City Board of Education

4.00%, 2/15/2022	30,000	31,099

5.00%, 2/15/2023	50,000	53,404

Limestone County Water & Sewer Authority Rev., 5.00%, 12/1/2022	115,000	124,369

Madison County Board of Education

Series 2019C, 5.00%, 3/1/2021	25,000	25,000

Rev., AGM, 4.50%, 9/1/2021 (b)	40,000	40,868

Madison Water and Wastewater Board Rev., 5.00%, 12/1/2022	55,000	59,592

Montgomery County Public Education Cooperative District, Public Schools Project

Rev., 5.00%, 4/1/2021	100,000	100,391

Rev., 5.00%, 4/1/2023	200,000	218,722

Oxford Public Building Authority, Oxford Project Series 2015A, Rev., 5.00%, 10/1/2022	25,000	26,889

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Alabama — continued

State of Alabama

Series 2013-A, GO, 5.00%, 8/1/2021	25,000	25,502

Series 2014-A, GO, 5.00%, 8/1/2021	105,000	107,111

Series 2016C, GO, 5.00%, 8/1/2022	30,000	32,050

Series 2016A, GO, 5.00%, 11/1/2022	50,000	54,011

State of Alabama, Capital Improvement

Series 2013B, GO, 5.00%, 8/1/2021	50,000	51,005

Series 2013B, GO, 5.00%, 8/1/2022	45,000	48,075

UAB Medicine Finance Authority Series 2016B, Rev., 5.00%, 9/1/2023	135,000	149,703

University of Alabama (The)

Rev., 5.00%, 7/1/2021	20,000	20,318

Series 2019B, Rev., 4.00%, 7/1/2022	35,000	36,761

Series 2019A, Rev., 5.00%, 7/1/2022	30,000	31,908

University of Alabama at Birmingham

Series 2013-A2, Rev., 5.00%, 10/1/2021	50,000	51,394

Series 2019A, Rev., 4.00%, 10/1/2022	165,000	174,862

Series 2015A, Rev., 5.00%, 10/1/2022	25,000	26,889

Water Works Board of the City of Birmingham (The)

Series 2015A, Rev., 5.00%, 1/1/2022	45,000	46,811

Series 2015B, Rev., 5.00%, 1/1/2022	30,000	31,207

Total Alabama		6,473,496

Alaska — 0.6%

Alaska Housing Finance Corp., General Mortgage Series A, Rev., 1.50%, 6/1/2024	305,000	313,140

Alaska Housing Finance Corp., State Capital Project

Series 2017A, Rev., 5.00%, 6/1/2021	25,000	25,292

Rev., 5.00%, 12/1/2021	100,000	103,528

Series 2013A, Rev., 5.00%, 12/1/2021	45,000	46,588

Series 2014D, Rev., 5.00%, 12/1/2021	100,000	103,528

SEE NOTES TO FINANCIAL STATEMENTS.

168	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Alaska — continued

Rev., 5.00%, 6/1/2022 (b)	55,000	58,235

Series 2013A, Rev., 5.00%, 6/1/2022	100,000	105,794

Alaska Industrial Development and Export Authority, Greater Fairbanks Community Hospital Foundation Project

Rev., 5.00%, 4/1/2021	1,125,000	1,129,174

Rev., 5.00%, 4/1/2022	200,000	209,910

Alaska Municipal Bond Bank Authority

Series 2015A-2, Rev., 5.00%, 3/1/2021	125,000	125,000

Series 2013-3, Rev., 4.00%, 8/1/2021	25,000	25,373

Series 2012-2, Rev., 4.00%, 9/1/2021	280,000	285,015

Series 2014-3, Rev., 5.00%, 10/1/2021	305,000	313,143

Series 2016-3, Rev., 4.00%, 12/1/2021	165,000	169,439

Series 1, Rev., 5.00%, 12/1/2021	450,000	465,462

Series 2012-3, Rev., 5.00%, 7/1/2022	200,000	212,168

Alaska Railroad Corp. Series 2015A, Rev., 5.00%, 8/1/2021	550,000	560,566

Borough of Fairbanks North Star Series 2011-Q, GO, 5.00%, 9/1/2021	40,000	40,964

Borough of Matanuska-Susitna

Series 2007A, GO, NATL-RE, 5.00%, 4/1/2021	35,000	35,135

Series 2014B, GO, 5.00%, 11/1/2021	170,000	175,399

Series 2016A, GO, 5.00%, 7/1/2022	20,000	21,267

Borough of Matanuska-Susitna, Goose Creek Correctional Center Project

Rev., 5.00%, 9/1/2021	195,000	199,600

Rev., 5.00%, 9/1/2024	260,000	294,310

Borough of Matanuska-Susitna, Transportation System

Series 2014A, GO, 5.00%, 8/1/2021	20,000	20,396

Series 2015C, GO, 5.00%, 11/1/2021	35,000	36,111

Series 2012D, GO, 4.50%, 4/1/2022 (b)	30,000	31,412

Borough of North Slope

Series 2012A, GO, 5.00%, 6/30/2021	20,000	20,310

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Alaska — continued

Series 2016B, GO, 5.00%, 6/30/2021 (b)	240,000	243,828

Series 2018A, GO, 5.00%, 6/30/2021	120,000	121,863

Series 2018B, GO, 5.00%, 6/30/2021	90,000	91,397

Series 2014B, GO, 5.00%, 10/30/2021	35,000	36,095

Series 2012A, GO, 5.00%, 6/30/2022	20,000	21,250

Series 2016A, GO, 5.00%, 6/30/2022	175,000	185,939

Series 2015B, GO, 5.00%, 6/30/2025	100,000	101,495

Municipality of Anchorage

Series 2007B, GO, NATL-RE, 5.00%, 9/1/2021	65,000	66,556

Series 2018B, GO, 5.00%, 9/1/2021	400,000	409,576

Series B, GO, 5.00%, 9/1/2021	100,000	102,394

Series C, GO, 5.00%, 9/1/2021	280,000	286,703

Series D, GO, 5.00%, 9/1/2021	75,000	76,795

Series A, GO, 5.00%, 8/1/2022	20,000	21,355

Series 2018D, GO, 4.00%, 9/1/2022	25,000	26,420

Series 2018A, GO, 5.00%, 9/1/2022	50,000	53,586

Series 2108B, GO, 5.00%, 9/1/2022	55,000	58,945

Series B, GO, 5.00%, 9/1/2022	125,000	133,965

Series D, GO, 5.00%, 9/1/2022	70,000	75,020

State of Alaska, Native Tribal Health Consortium

COP, 5.00%, 6/1/2021	225,000	227,587

COP, 4.00%, 6/1/2022	295,000	308,349

University of Alaska Series 2011Q, Rev., 4.00%, 10/1/2021 (b)	135,000	137,990

Total Alaska		7,913,367

Arizona — 1.1%

Arizona Department of Transportation State Highway Fund

Series 2011A, Rev., 5.00%, 7/1/2021 (b)	125,000	127,013

Series 2013A, Rev., 5.00%, 7/1/2021	70,000	71,128

Series 2013A, Rev., 5.00%, 7/1/2022 (b)	160,000	170,316

Arizona Health Facilities Authority, Banner Health Series 2015A, Rev., 5.00%, 1/1/2022	150,000	155,907

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	169

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Arizona — continued

Arizona Health Facilities Authority, Common Spirit Health Series B-1, Rev., 5.25%, 3/1/2021 (b)	95,000	95,000

Arizona Health Facilities Authority, Scottsdale Lincoln Hospitals Rev., 5.00%, 12/1/2023	120,000	135,252

Arizona Industrial Development Authority, Equitable School Revolving Fund

Series 2019A, Rev., 5.00%, 11/1/2021	190,000	195,607

Series 2019A, Rev., 5.00%, 11/1/2022	450,000	482,963

Series 2019A, Rev., 5.00%, 11/1/2024	75,000	86,345

Arizona School Facilities Board Series 2015A, COP, 5.00%, 9/1/2021	120,000	122,886

Arizona State University

Series 2012A, Rev., 3.00%, 7/1/2022	25,000	25,926

Series 2016A, Rev., 5.00%, 7/1/2022	25,000	26,590

Series 2017A, Rev., 5.00%, 7/1/2022	45,000	47,863

Arizona State University, Green Bond

Series 2015A, Rev., 5.00%, 7/1/2022	30,000	31,909

Series 2016B, Rev., 5.00%, 7/1/2022	25,000	26,590

Arizona State University, Maricopa County Regional Area Road Fund

Rev., 5.00%, 7/1/2021	340,000	345,481

Rev., 5.00%, 7/1/2022	130,000	138,395

Rev., 5.00%, 7/1/2025	40,000	47,686

Arizona Transportation Board Series 2019A, Rev., GAN, 5.00%, 7/1/2021	65,000	66,048

Arizona Transportation Board, Excise Tax, Maricopa County Regional Area Road Fund Rev., 5.00%, 7/1/2022	25,000	26,614

Arizona Water Infrastructure Finance Authority, Water Quality Series 2014A, Rev., 5.00%, 10/1/2021	225,000	231,275

Central Arizona Water Conservation District, Central Arizona Project Rev., 5.00%, 1/1/2022	25,000	26,006

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Arizona — continued

Chandler Industrial Development Authority, Intel Corp. Project Rev., 2.40%, 8/14/2023 (c)	2,170,000	2,270,037

City of Avondale GO, 5.00%, 7/1/2022	80,000	85,144

City of Buckeye, Excise Tax

Rev., 5.00%, 7/1/2022	20,000	21,286

Rev., 5.00%, 7/1/2023	25,000	27,695

City of Bullhead, Excise Taxes Rev., 4.00%, 7/1/2022	25,000	26,203

City of Flagstaff

GO, 5.00%, 7/1/2021	30,000	30,482

Series 2014B, GO, 5.00%, 7/1/2021	20,000	20,321

City of Flagstaff, Road Repair, Street Improvement Project

Rev., 4.00%, 7/1/2021	25,000	25,319

Rev., 4.00%, 7/1/2023	20,000	21,692

City of Glendale, Excise Tax Rev., 5.00%, 7/1/2021	90,000	91,400

City of Glendale, Water and Sewer, Senior Lien Rev., 5.00%, 7/1/2021	140,000	142,223

City of Goodyear GO, 3.00%, 7/1/2021	20,000	20,186

City of Mesa

Rev., 5.00%, 7/1/2021	25,000	25,389

GO, 2.00%, 7/1/2022	30,000	30,733

City of Mesa, Utility System Rev., 5.00%, 7/1/2022	50,000	53,215

City of Phoenix Series 2012C, GO, 4.00%, 7/1/2022	185,000	194,439

City of Phoenix Civic Improvement Corp., Excise Tax Series 2017B, Rev., 5.00%, 7/1/2022	135,000	143,625

City of Phoenix Civic Improvement Corp., Junior Lien Airport

Rev., 5.00%, 7/1/2022	25,000	26,604

Series 2017D, Rev., 5.00%, 7/1/2024	400,000	458,684

City of Phoenix Civic Improvement Corp., Wastewater System, Junior Lien

Rev., 4.00%, 7/1/2021	65,000	65,827

Rev., 5.00%, 7/1/2021	75,000	76,202

Rev., 5.00%, 7/1/2022	20,000	21,283

Series 2018B, Rev., 5.00%, 7/1/2022	25,000	26,597

City of Phoenix Civic Improvement Corp., Water System

Series 2014A, Rev., 4.00%, 7/1/2021	25,000	25,318

SEE NOTES TO FINANCIAL STATEMENTS.

170	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Arizona — continued

Rev., 5.00%, 7/1/2021	75,000	76,201

Series 2014B, Rev., 5.00%, 7/1/2021	50,000	50,801

City of Phoenix Civic Improvement Corp., Water System, Junior Lien

Rev., NATL-RE, 5.50%, 7/1/2021	75,000	76,320

Rev., 5.00%, 7/1/2022	25,000	26,597

City of Scottsdale

GO, 3.00%, 7/1/2021	115,000	116,093

GO, 3.00%, 7/1/2022	25,000	25,950

GO, 5.00%, 7/1/2022	65,000	69,198

City of Surprise, Utility System

Rev., 5.00%, 7/1/2021	30,000	30,476

Rev., 5.00%, 7/1/2022	110,000	116,997

City of Tempe

Series 2016B, GO, 2.00%, 7/1/2021	50,000	50,307

Series 2013B, GO, 4.00%, 7/1/2021	25,000	25,319

Series 2014C, GO, 4.00%, 7/1/2022	25,000	26,275

City of Tempe, Excise Tax

Rev., 5.00%, 7/1/2021	90,000	91,445

Series 2011A, Rev., 5.00%, 7/1/2021	25,000	25,401

City of Tucson, Water System

Series 2013A, Rev., 3.00%, 7/1/2021	25,000	25,236

Rev., 5.00%, 7/1/2021	25,000	25,401

Rev., 5.00%, 7/1/2022	25,000	26,608

County of Maricopa

Series 2018A, COP, 5.00%, 7/1/2021	100,000	101,609

COP, 5.00%, 7/1/2022	370,000	393,843

County of Pima, Sewer System

Series 2012A, Rev., 3.00%, 7/1/2021	20,000	20,189

Rev., 5.00%, 7/1/2021	145,000	147,333

Series 2011B, Rev., 5.00%, 7/1/2021 (b)	185,000	187,977

Series B, Rev., 5.00%, 7/1/2021 (b)	175,000	177,816

Rev., 5.00%, 7/1/2022	85,000	90,477

County of Pima, Street and Highway

Rev., 5.00%, 7/1/2021	35,000	35,557

Rev., 3.00%, 7/1/2022	45,000	46,674

County of Pinal

Rev., 5.00%, 8/1/2022	25,000	26,690

Rev., 5.00%, 8/1/2023	35,000	38,676

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Arizona — continued

Gila County Unified School District No. 10-Payson GO, 5.00%, 7/1/2023	20,000	22,107

Gilbert Public Facilities Municipal Property Corp.

Rev., 4.75%, 7/1/2021	65,000	65,990

Rev., 5.00%, 7/1/2021	25,000	25,401

Gilbert Water Resource Municipal Property Corp., Senior Lien Rev., 5.00%, 7/1/2022	45,000	47,894

Glendale Union High School District No. 205 Series 2019C, GO, 5.00%, 7/1/2021	180,000	182,830

Goodyear Public Improvement Corp. Series 2011A, Rev., 5.00%, 7/1/2025	350,000	371,802

Industrial Development Authority of the County of Yavapai (The), Regional Medical Center Series 2013A, Rev., 4.00%, 8/1/2021	135,000	137,013

Kyrene Elementary School District No. 28

GO, 4.00%, 7/1/2022	20,000	21,021

GO, 4.00%, 7/1/2023	20,000	21,702

Kyrene Elementary School District No. 28, School Improvement Project

Series 2020B, GO, 5.00%, 7/1/2021	40,000	40,635

Series 2016A, GO, 5.00%, 7/1/2022	20,000	21,286

Series 2020B, GO, 5.00%, 7/1/2022	30,000	31,929

Madison Elementary School District No. 38, School Improvement, Project of 2014

Series 2017B, GO, 5.00%, 7/1/2021	40,000	40,641

Series 2019C, GO, 5.00%, 7/1/2023	25,000	27,726

Madison Elementary School District No. 38, School Improvement, Project of 2019

Series 2020A, GO, 5.00%, 7/1/2021	40,000	40,641

Series 2020A, GO, 5.00%, 7/1/2023	45,000	49,907

Maricopa County Community College District, Project of 2004

Series 2011D, GO, 4.00%, 7/1/2021	20,000	20,255

Series 2011D, GO, 4.00%, 7/1/2022	155,000	156,965

Maricopa County Elementary School District No. 14 Creighton, School Improvement, Project of 2016 Series 2017A, GO, 5.00%, 7/1/2021	200,000	203,110

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	171

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Arizona — continued

Maricopa County Elementary School District No. 92 Pendergast Elementary, School Improvement, Project of 2016 Series 2017A, GO, 5.00%, 7/1/2021	50,000	50,780

Maricopa County Industrial Development Authority, Banner Health Series C, Rev., 5.00%, 10/18/2024 (c)	165,000	190,902

Maricopa County Industrial Development Authority, HonorHealth

Series 2019A, Rev., 5.00%, 9/1/2021	150,000	153,432

Series 2019A, Rev., 5.00%, 9/1/2023	135,000	150,705

Maricopa County School District No. 3 Tempe Elementary

GO, 3.00%, 7/1/2021	45,000	45,425

GO, 4.00%, 7/1/2022	25,000	26,275

GO, 4.00%, 7/1/2023	35,000	37,962

Maricopa County Special Health Care District, Integrated Health Services Series 2018C, GO, 5.00%, 7/1/2021	50,000	50,786

Maricopa County Unified School District No. 48 Scottsdale, School Improvement, Project of 2016 GO, 5.00%, 7/1/2021	220,000	223,524

Maricopa County Unified School District No. 69 Paradise Valley, School Improvement, Project of 2015

Series 2018D, GO, 5.00%, 7/1/2021	25,000	25,401

Series 2017B, GO, 5.00%, 7/1/2022	35,000	37,250

Series 2018D, GO, 5.00%, 7/1/2022	25,000	26,608

Maricopa County Unified School District No. 80 Chandler

Series 2017B, GO, 3.50%, 7/1/2022	25,000	26,116

GO, 5.00%, 7/1/2022	20,000	21,292

Maricopa County Unified School District No. 95, Queen Creek, School Improvement

GO, 5.00%, 7/1/2021	50,000	50,782

GO, 5.00%, 7/1/2022	45,000	47,788

Maricopa County Unified School District No. 97 Deer Valley, School Improvement, Project of 2013

Series 2017C, GO, 5.00%, 7/1/2021	40,000	40,639

Series 2017C, GO, 5.00%, 7/1/2022	30,000	31,921

Maricopa County Union High School District No. 210 Phoenix, School Improvement

Series 2017E, GO, 5.00%, 7/1/2021	60,000	60,959

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Arizona — continued

GO, 3.00%, 7/1/2022	30,000	31,124

Series 2014C, GO, 3.00%, 7/1/2022	25,000	25,936

GO, 5.00%, 7/1/2022	80,000	85,122

Maricopa County Union High School District No. 216 Agua Fria, School Improvement

Series 2012A, GO, 3.00%, 7/1/2022	25,000	25,936

Series 2017B, GO, 5.00%, 7/1/2022	25,000	26,601

Series 2014B, GO, 3.00%, 7/1/2023	30,000	31,843

Mohave County Unified School District No. 1 Lake Havasu, School Improvement, Project of 2016 Series 2017A, GO, 4.00%, 7/1/2023	45,000	48,808

Pima County Community College District Rev., 5.00%, 7/1/2021	295,000	299,685

Pima County Elementary School District No. 39 Continental, School Improvement, Project of 2010 Series 2012B, GO, AGM, 4.00%, 7/1/2021	50,000	50,604

Pima County Regional Transportation Authority, Excise Tax

Rev., 5.00%, 6/1/2021 (b)	370,000	374,377

Rev., 5.00%, 6/1/2022	60,000	63,586

Rev., 5.00%, 6/1/2024	60,000	68,879

Pima County Unified School District No. 1 Tucson GO, 5.00%, 7/1/2021	95,000	96,477

Pima County Unified School District No. 20 Vail, School Improvement GO, AGM, 4.00%, 7/1/2021	50,000	50,614

Pinal County Community College District, Central Arizona College Rev., 5.00%, 7/1/2021	65,000	66,011

Pinal County School District No. 2 Oracle Elementary, Project 2019 Series 2020A, GO, 3.00%, 7/1/2021	60,000	60,527

Pinal County School District No. 20 Maricopa GO, 3.00%, 7/1/2021	25,000	25,224

Regional Public Transportation Authority, Transportation Excise Tax, Maricopa County Public Transportation Fund

Rev., 5.00%, 7/1/2021	80,000	81,282

Rev., 5.25%, 7/1/2021	90,000	91,516

Rev., 5.25%, 7/1/2022	150,000	160,143

Rev., 5.25%, 7/1/2023	25,000	27,890

SEE NOTES TO FINANCIAL STATEMENTS.

172	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Arizona — continued

Salt River Project Agricultural Improvement and Power District, Arizona Salt River Project

Series 2015A, Rev., 5.00%, 12/1/2021	175,000	181,349

Series 2011A, Rev., 5.00%, 12/1/2022	150,000	155,396

Series 2015A, Rev., 5.00%, 12/1/2022	25,000	27,106

Series 2016A, Rev., 5.00%, 1/1/2023	30,000	32,612

Series 2011A, Rev., 5.00%, 12/1/2023	50,000	51,798

Series 2011A, Rev., 5.00%, 12/1/2024	270,000	279,712

Scottsdale Municipal Property Corp., Excise Tax

Rev., 5.00%, 7/1/2021	155,000	157,499

Rev., 5.00%, 7/1/2022	30,000	31,929

Scottsdale Preserve Authority, Excise Tax Rev., 5.00%, 7/1/2021	20,000	20,321

Sedona-Oak Creek Joint Unified School District No. 9

GO, 4.00%, 7/1/2021	20,000	20,255

GO, 5.00%, 7/1/2021	65,000	66,043

State of Arizona COP, 5.00%, 10/1/2021	25,000	25,708

State of Arizona Lottery Rev., 5.00%, 7/1/2022	25,000	26,614

Town of Queen Creek, Excise Tax

Series 2018B, Rev., 4.00%, 8/1/2021	25,000	25,383

Rev., 4.00%, 8/1/2022	40,000	42,075

Rev., 5.00%, 8/1/2022	45,000	47,969

University of Arizona (The), Stimulus Plan for Economic and Educational Development Rev., 5.00%, 8/1/2023	150,000	152,989

Yavapai County Union High School District No. 4 Mingus GO, 4.00%, 7/1/2021	25,000	25,306

Total Arizona		14,753,821

Arkansas — 0.3%

Arkansas Development Finance Authority, Cancer Research Project Rev., AMBAC, Zero Coupon, 7/1/2023	75,000	73,804

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Arkansas — continued

Arkansas Development Finance Authority, Capital Improvement Series 2011C, Rev., 5.00%, 6/1/2021	35,000	35,420

Blytheville School District No. 5 Series A, GO, 3.50%, 3/15/2021	745,000	745,887

City of Fort Smith, Water and Sewer Construction Rev., 5.00%, 10/1/2021	50,000	51,386

City of Little Rock, Capital Improvement GO, 5.00%, 4/1/2021	315,000	316,232

City of Rogers, Sewer Rev., 4.00%, 11/1/2021	50,000	51,246

Greenwood School District No. 25 GO, 2.00%, 12/1/2021	425,000	430,708

North Little Rock School District No. 1

Series B, GO, 4.00%, 2/1/2030	100,000	100,424

Series B, GO, 4.00%, 2/1/2032	145,000	145,615

Series B, GO, 4.50%, 2/1/2043	250,000	251,200

Northwest Arkansas Community College, Capital Improvement, Tax-Exempt GO, 4.13%, 5/15/2021 (b)	30,000	30,243

Rogers School District No. 30 GO, 5.00%, 2/1/2022	45,000	46,967

Springdale School District No. 50 GO, 5.00%, 6/1/2022	45,000	47,677

State of Arkansas, Federal Highway

GO, 5.00%, 10/1/2021	25,000	25,706

GO, 5.00%, 4/1/2022	25,000	26,311

GO, 5.00%, 10/1/2023	45,000	50,385

State of Arkansas, Four-Lane Highway Construction and Improvement GO, 5.00%, 6/15/2021	425,000	430,916

State of Arkansas, Waste Disposal and Pollution Abatement Facilities

GO, 5.00%, 7/1/2021	50,000	50,804

GO, 5.00%, 7/1/2023	30,000	33,264

University of Arkansas Student Fee, UALR Campus Rev., 5.00%, 10/1/2022	20,000	21,511

University of Arkansas, Capital Improvement, UALR Energy Conservation Series 2013C, Rev., 5.00%, 10/1/2021	50,000	51,404

University of Arkansas, Refunding and Improvement Series 2016A, Rev., 5.00%, 11/1/2021	25,000	25,797

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	173

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Arkansas — continued

University of Arkansas, Student Fee, Community College

Rev., 4.00%, 5/1/2022	30,000	31,321

Rev., 4.00%, 5/1/2023	60,000	64,714

University of Arkansas, Student Fee, UALR Project Series 2013A, Rev., 5.00%, 12/1/2021	20,000	20,723

University of Arkansas, Various Facility Fayetteville Campus

Rev., 4.13%, 11/1/2021 (b)	25,000	25,662

Rev., 5.00%, 11/1/2021	220,000	227,054

Series 2011A, Rev., 5.00%, 11/1/2021 (b)	95,000	98,069

Series 2013A, Rev., 5.00%, 9/15/2022	25,000	26,848

Rev., 5.00%, 11/1/2022	50,000	53,993

Series 2012A, Rev., 5.00%, 11/1/2022	25,000	26,997

Series 2016A, Rev., 5.00%, 11/1/2022	70,000	75,554

University of Arkansas, Various Facility Pine Bluff Campus Rev., 4.00%, 12/1/2022	35,000	37,325

University of Arkansas, Various Facility UAMS Campus

Rev., 5.00%, 11/1/2021	25,000	25,803

Series 2020A, Rev., 5.00%, 12/1/2021	235,000	243,326

Total Arkansas		4,000,296

California — 5.4%

Abag Finance Authority for Nonprofit Corp., Sharp Healthcare Series 2014A, Rev., 5.00%, 8/1/2021	20,000	20,398

ABC Unified School District, Election of 2018 Series A, GO, 5.00%, 8/1/2021	85,000	86,716

Acalanes Union High School District GO, 4.00%, 8/1/2022	30,000	31,635

Adelanto Public Utility Authority, Utility System Project Series 2017A, Rev., AGM, 5.00%, 7/1/2021	50,000	50,806

Alameda County Joint Powers Authority, Multiple Capital Projects

Series 2013A, Rev., 5.00%, 12/1/2021	25,000	25,911

Series 2013A, Rev., 5.00%, 12/1/2022	125,000	135,367

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

California — continued

Alameda County Transportation Commission, Sales Tax

Rev., 5.00%, 3/1/2021	130,000	130,000

Rev., 4.00%, 3/1/2022	60,000	62,313

Alameda Unified School District-Alameda County, Election of 2014 Series C, GO, 4.00%, 8/1/2022	25,000	26,362

Alhambra Unified School District

Series 2016B, GO, 5.00%, 8/1/2021	20,000	20,404

Series A, GO, 5.00%, 8/1/2021	20,000	20,404

Series 2016B, GO, 5.00%, 8/1/2022	30,000	32,058

Alhambra Unified School District, Election of 2016 Series 2016A, GO, 4.00%, 8/1/2021	25,000	25,401

Alta Loma School District, Capital Appreciation Series 1999A, GO, NATL-RE, Zero Coupon, 8/1/2022	125,000	124,364

Alvord Unified School District, Election of 2012 Series A, GO, AGM, Zero Coupon, 8/1/2022	200,000	199,066

Anaheim Housing and Public Improvements Authority, Electric Utility Distribution System Series 2020A, Rev., 5.00%, 10/1/2024	160,000	185,389

Anaheim Public Financing Authority, Electric Distribution System

Series 2011A, Rev., 5.00%, 4/1/2021 (b)	50,000	50,197

Series 2012A, Rev., 5.00%, 10/1/2021	20,000	20,563

Bay Area Toll Authority, Toll Bridge

Series 2014 F-2, Rev., 4.00%, 4/1/2021	100,000	100,312

Rev., 5.00%, 4/1/2022	115,000	121,067

Series 2012F-1, Rev., 5.00%, 4/1/2022 (b)	40,000	42,116

Series F-1, Rev., 5.00%, 4/1/2022 (b)	190,000	200,051

Belmont Joint Powers Financing Authority Rev., 4.00%, 8/1/2022	50,000	52,725

Belmont-Redwood Shores School District

Series 2015A, GO, 5.00%, 8/1/2021	35,000	35,706

GO, 5.00%, 8/1/2022	90,000	96,176

Berkeley Unified School District GO, 5.00%, 8/1/2021	25,000	25,505

SEE NOTES TO FINANCIAL STATEMENTS.

174	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

California — continued

Brea Redevelopment Agency, Redevelopment Project AB Series 2011A, 5.00%, 8/1/2021 (b)	30,000	30,588

Brentwood Infrastructure Financing Authority

Rev., 5.00%, 7/1/2022	20,000	21,297

Series 2012A, Rev., AGM, 3.50%, 9/2/2023	50,000	52,355

Brentwood Infrastructure Financing Authority, Civic Center Project Rev., 5.00%, 10/1/2024	40,000	46,162

Buena Park Public Financing Authority, Fire Station Headquarters Project Rev., 4.00%, 5/1/2021	110,000	110,695

Buena Park School District, Election of 2014 GO, 4.00%, 8/1/2021	75,000	76,165

Burbank Redevelopment Agency Successor Agency 5.00%, 12/1/2023	50,000	56,326

Burlingame School District, Election of 2012 Series 2013A, GO, 4.00%, 8/1/2023 (b)	20,000	21,824

Burlingame School District, Election of 2020 Series A, GO, 3.00%, 8/1/2022	20,000	20,808

Cabrillo Community College District GO, 5.00%, 8/1/2022	30,000	32,059

California County Tobacco Securitization Agency, Los Angeles County Securitization Corp.

Series 2020A, Rev., 3.00%, 6/1/2021	550,000	553,608

Series 2020A, Rev., 4.00%, 6/1/2022	350,000	365,799

Series 2020A, Rev., 4.00%, 6/1/2023	350,000	377,664

California County Tobacco Securitization Agency, Merced County Tobacco Funding Corp.

Rev., 3.00%, 6/1/2021	100,000	100,656

Rev., 4.00%, 6/1/2022	150,000	156,771

Rev., 4.00%, 6/1/2023	460,000	496,354

Rev., 5.00%, 6/1/2025	240,000	282,917

California County Tobacco Securitization Agency, Sonoma County Securitization Corp.

Rev., 4.00%, 6/1/2022	375,000	391,942

Rev., 4.00%, 6/1/2023	530,000	571,881

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

California — continued

California Educational Facilities Authority, Loyola Marymount University Rev., 4.00%, 10/1/2021	140,000	142,969

California Educational Facilities Authority, Stanford University Series U-5, Rev., 5.00%, 5/1/2021	125,000	125,999

California Enterprise Development Authority, Riverside County, Library Facility Rev., 4.00%, 11/1/2023	200,000	218,568

California Enterprise Development Authority, The Thatcher School Project Rev., 4.00%, 9/1/2021	65,000	66,247

California Health Facilities Financing Authority, Adventist Health System Series 2011A, Rev., 3.00%, 3/1/2024 (c)	310,000	327,149

California Health Facilities Financing Authority, Cedars-Sinai Medical Center Rev., 5.00%, 11/15/2024	250,000	292,353

California Health Facilities Financing Authority, Children’s Hospital

Rev., 5.00%, 8/15/2021	30,000	30,646

Rev., 5.00%, 11/1/2021	300,000	309,465

California Health Facilities Financing Authority, Common Spirit Health 2011 Series 2011A, Rev., 5.25%, 3/1/2021 (b)	275,000	275,000

California Health Facilities Financing Authority, Kaiser Permanente

Series 2017B, Rev., 5.00%, 11/1/2022 (c)	100,000	107,952

Series C, Rev., 5.00%, 11/1/2022 (c)	670,000	723,278

California Health Facilities Financing Authority, Lucile Salter Packard Children’s Hospital at Stanford Rev., 5.00%, 8/15/2021	40,000	40,852

California Health Facilities Financing Authority, Memorial Health Service

Series 2012A, Rev., 4.00%, 10/1/2021	270,000	275,981

Series 2012A, Rev., 5.00%, 10/1/2023	350,000	375,809

Series 2012A, Rev., 5.00%, 10/1/2026	250,000	266,965

California Health Facilities Financing Authority, Providence Health and Services Series 2014A, Rev., 5.00%, 10/1/2022	20,000	21,521

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	175

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

California — continued

California Health Facilities Financing Authority, St. Joseph Health System

Series 2009D, Rev., 1.70%, 10/18/2022 (c)	280,000	286,129

Series 2009C, Rev., 5.00%, 10/18/2022 (c)	290,000	311,869

Rev., 2.00%, 10/1/2025 (c)	125,000	132,410

California Health Facilities Financing Authority, Sutter Health

Series 2011D, Rev., 5.25%, 8/15/2021 (b)	180,000	184,145

Series 2018A, Rev., 5.00%, 11/15/2021	50,000	51,663

California Infrastructure and Economic Development Bank, Academy of Motion Picture Arts and Sciences Obligated Group Series 2015A, Rev., 5.00%, 11/1/2022	100,000	107,934

California Infrastructure and Economic Development Bank, State Revolving Fund

Rev., 5.00%, 10/1/2021	30,000	30,845

Rev., 4.00%, 10/1/2022	25,000	26,515

California Infrastructure and Economic Development Bank, The Broad Collection Series 2011A, Rev., 5.00%, 6/1/2021	105,000	106,253

California Municipal Finance Authority, City of Anaheim Electric Utility Distribution System Rev., 5.00%, 10/1/2021	20,000	20,563

California Municipal Finance Authority, Civic Center Infrastructure Improvement Program Rev., 5.00%, 6/1/2023	75,000	82,707

California Municipal Finance Authority, Community Medical Center

Series 2017A, Rev., 5.00%, 2/1/2022	120,000	124,974

Series 2017A, Rev., 5.00%, 2/1/2026	1,000,000	1,186,220

California Municipal Finance Authority, Hollywood El Centro Apartments Series 2019A, Rev., 1.40%, 5/1/2021 (c)	425,000	425,833

California Municipal Finance Authority, Pacific Meadows Apartments Series 2010A, Rev., VRDO, LIQ: FHLMC, 0.03%, 3/9/2021 (c)	5,595,000	5,595,000

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

California — continued

California Municipal Finance Authority, University of San Diego Series 2011A, Rev., 5.00%, 10/1/2021 (b)	140,000	143,930

California Public Finance Authority, Henry Mayo Newhall Hospital

Rev., 4.00%, 10/15/2021 (d)	210,000	214,110

Rev., 4.00%, 10/15/2022 (d)	240,000	252,297

Rev., 4.00%, 10/15/2023 (d)	290,000	313,313

Rev., 4.00%, 10/15/2024 (d)	380,000	420,231

California Public Finance Authority, ORO Loma Sanitary District Rev., 3.00%, 10/1/2021	25,000	25,418

California State Public Works Board

Series 2007A, Rev., NATL-RE, 5.25%, 6/1/2021 (b)	250,000	253,175

Series 2015F, Rev., 5.00%, 5/1/2022	75,000	79,192

Series 2007A, Rev., NATL-RE, 5.25%, 6/1/2022 (b)	25,000	26,604

California State Public Works Board, California State University, Various Capital Projects

Series 2019B, Rev., 5.00%, 5/1/2021	25,000	25,199

Series 2014E, Rev., 5.00%, 9/1/2021	100,000	102,400

Series 2013-I, Rev., 4.00%, 11/1/2021	45,000	46,143

Series 2012A, Rev., 5.00%, 4/1/2022	100,000	105,201

Series 2017B, Rev., 5.00%, 10/1/2022	100,000	107,587

Series 2021A, Rev., 5.00%, 2/1/2023 (d)	5,000,000	5,291,900

Series 2013-I, Rev., 5.00%, 11/1/2025	200,000	224,024

Series 2011A, Rev., 5.25%, 10/1/2026	825,000	849,115

California State Public Works Board, California State University, Various University Projects Series 2011G, Rev., 5.00%, 12/1/2021 (b)	25,000	25,913

California State Public Works Board, Coalinga State Hospital Rev., 5.00%, 6/1/2021	20,000	20,240

California State Public Works Board, Davidson Library at Santa Barbara Series 2013C, Rev., 4.00%, 3/1/2021 (b)	75,000	75,000

SEE NOTES TO FINANCIAL STATEMENTS.

176	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

California — continued

California State Public Works Board, Department of Corrections and Rehabilitation

Series 2014A, Rev., 2.50%, 9/1/2021	25,000	25,290

Series 2013G, Rev., 5.00%, 9/1/2021	75,000	76,800

Series 2011C, Rev., 5.00%, 10/1/2021	115,000	118,221

Series 2015H, Rev., 5.00%, 12/1/2021	35,000	36,262

Series 2015A, Rev., 5.00%, 6/1/2022	30,000	31,797

Series 2011C, Rev., 5.25%, 10/1/2024	100,000	102,923

Series 2016E, Rev., 5.00%, 10/1/2025	175,000	209,709

California State Public Works Board, Trustees of The California State University Series 2011B, Rev., 5.00%, 10/1/2021 (b)	100,000	102,837

California State University, Systemwide

Series 2018A, Rev., 5.00%, 11/1/2021	25,000	25,813

Series 2012A, Rev., 3.25%, 11/1/2022 (b)	20,000	21,030

Series A, Rev., 5.00%, 11/1/2023	35,000	39,403

California Statewide Communities Development Authority, Multi-Family Housing, Ethel Arnold Bradley Apartments Series S-1, Rev., 1.25%, 6/1/2021 (c)	845,000	847,341

California Statewide Communities Development Authority, Multi-Family Housing, Robert Farrell Manor and Western Gardens Apartments Series T-1, Rev., 1.25%, 6/1/2021 (c)	165,000	165,427

California Statewide Communities Development Authority, Rady Children’s Hospital

Series 2016A, Rev., 5.00%, 8/15/2021	100,000	102,153

Series 2016A, Rev., 5.00%, 8/15/2023	50,000	55,576

Series 2016B, Rev., 5.00%, 8/15/2025	125,000	148,763

California Statewide Communities Development Authority, The Terraces at San Joaquin Gardens Project Rev., 5.63%, 10/1/2022 (b)	1,000,000	1,085,400

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

California — continued

California Statewide Communities Development Authority, Trinity Health Credit Group Rev., 5.00%, 12/1/2021 (b)	80,000	82,921

Campbell Union High School District, Election of 2016

Series A-1, GO, 4.00%, 8/1/2021	25,000	25,401

Series B, GO, 4.00%, 8/1/2021	50,000	50,803

Campbell Union School District

GO, 4.00%, 8/1/2021	80,000	81,284

Series 2010H & 2016C, GO, 5.00%, 8/1/2021	25,000	25,505

Carlsbad Unified School District GO, 5.00%, 8/1/2022	20,000	21,372

Carlsbad Unified School District, Election of 2006

Series 2011C, GO, 4.75%, 8/1/2021 (b)	25,000	25,480

Series 2011C, GO, 5.00%, 8/1/2021	235,000	239,744

Carlsbad Unified School District, Election of 2018

Series A, GO, 5.00%, 8/1/2021	50,000	51,010

Series 2018A, GO, 5.00%, 8/1/2022	20,000	21,372

Carmel Unified School District GO, 4.00%, 8/1/2021	50,000	50,803

Castaic Lake Water Agency, Capital Appreciation, Water System Improvement Project Series 1999A, COP, AMBAC, Zero Coupon, 8/1/2023	45,000	44,354

Castro Valley Unified School District GO, 4.00%, 8/1/2021	65,000	66,043

Cerritos Community College District

Series 2019C, GO, 4.00%, 8/1/2021	25,000	25,401

Series 2018B, GO, 5.00%, 8/1/2021	35,000	35,707

Series A, GO, 5.00%, 8/1/2022	90,000	96,176

Chabot-Las Positas Community College District GO, 4.00%, 8/1/2021	50,000	50,803

Chaffey Joint Union High School District GO, 5.00%, 8/1/2021 (b)	25,000	25,506

Chula Vista Elementary School District Series 2013A, COP, AGM, 5.00%, 9/1/2021	25,000	25,585

Chula Vista Municipal Financing Authority Rev., 5.00%, 5/1/2024	10,000	11,378

Citrus Community College District Series 2015A, GO, 5.00%, 8/1/2022	55,000	58,774

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	177

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

California — continued

City and County of San Francisco

Series 2011-R1, GO, 5.00%, 6/15/2021	30,000	30,418

Series 2014A, GO, 5.00%, 6/15/2021	45,000	45,628

City and County of San Francisco Finance Corp., Emergency Communication Series 2010-R1, Rev., 3.50%, 4/1/2021	25,000	25,063

City and County of San Francisco, City Office Buildings — Multiple Properties Project Series 2015-R1, COP, 5.00%, 9/1/2022	25,000	26,797

City and County of San Francisco, Clean and Safe Neighborhood Parks GO, 5.00%, 6/15/2023	510,000	517,058

City and County of San Francisco, Green Bond COP, 5.00%, 4/1/2021	250,000	250,973

City and County of San Francisco, Juvenile Hall Project Series 2014-R2, COP, 5.00%, 4/1/2022	90,000	94,681

City and County of San Francisco, Moscone Center South Project Series 2011A, COP, 5.00%, 9/1/2021	30,000	30,714

City and County of San Francisco, Multiple Capital Improvement Projects COP, 5.00%, 4/1/2022	25,000	26,300

City and County of San Francisco, Tax-Exempt Series 2017A, GO, 5.00%, 6/15/2021	30,000	30,419

City of Azusa, Water System Series 2012A, Rev., 5.00%, 7/1/2022	25,000	26,614

City of Bakersfield, Wastewater Series 2015A, Rev., 5.00%, 9/15/2021	25,000	25,654

City of Brea, Water Utility

Rev., 4.00%, 7/1/2021	25,000	25,320

Rev., 4.00%, 7/1/2022	75,000	78,847

City of Burbank, Wastewater Treatment Rev., 5.00%, 6/1/2022	35,000	37,119

City of Glendora, Waterworks Series 2016A, Rev., 5.00%, 10/1/2022	25,000	26,918

City of Long Beach Harbor

Series 2014B, Rev., 5.00%, 5/15/2023	50,000	54,880

Series 2020A, Rev., 4.00%, 5/15/2024	20,000	22,152

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

California — continued

Rev., 4.00%, 5/15/2025	100,000	113,529

Rev., 5.00%, 5/15/2025	50,000	58,831

City of Los Angeles

Series 2000-A, GO, 5.00%, 9/1/2021 (b)	80,000	81,944

Series 2011-B, GO, 5.00%, 9/1/2021	40,000	40,970

City of Los Angeles, Department of Airports Series 2015C, Rev., 5.00%, 5/15/2021 (b)	35,000	35,343

City of Los Angeles, Solid Waste Resources Series 2015-A, Rev., 5.00%, 2/1/2022	20,000	20,893

City of Los Angeles, Wastewater System

Series 2012C, Rev., 5.00%, 6/1/2021	120,000	121,438

Series 2013-A, Rev., 5.00%, 6/1/2021	25,000	25,299

Series 2015-D, Rev., 5.00%, 6/1/2021	25,000	25,302

Series 2013B, Rev., 4.00%, 6/1/2022	25,000	26,202

Series 2013-B, Rev., 5.00%, 6/1/2022	130,000	137,870

City of Malibu Series 2016A, COP, 4.00%, 11/1/2021	40,000	41,002

City of Manhattan Beach COP, 3.00%, 1/1/2023	25,000	26,226

City of Napa Rev., 5.00%, 5/1/2022	25,000	26,413

City of Newark COP, 5.00%, 6/1/2023	45,000	49,560

City of Oakland, Sewer Series 2014A, Rev., 5.00%, 6/15/2023	35,000	38,808

City of Pacifica COP, 5.00%, 1/1/2022	80,000	83,164

City of Pasadena

Series 2011A, Rev., 4.00%, 6/1/2022	40,000	41,913

Series 2012A, Rev., 4.00%, 6/1/2022	20,000	20,956

City of Redding, Electric System Rev., 5.00%, 6/1/2022	55,000	58,323

City of Richmond Rev., FGIC, Zero Coupon, 8/1/2023 (b)	200,000	197,746

City of Riverside Series 2019A, Rev., 5.00%, 10/1/2022	40,000	43,062

City of Roseville, 316 Vernon Street Project COP, 5.00%, 8/1/2022	40,000	42,686

City of Sacramento, Wastewater Rev., 5.00%, 9/1/2021	50,000	51,213

SEE NOTES TO FINANCIAL STATEMENTS.

178	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

California — continued

City of Salinas, Sanitary Sewer System Rev., 4.00%, 8/1/2021 (b)	25,000	25,402

City of San Mateo, Library Improvement Project

GO, 4.00%, 8/1/2021	20,000	20,321

GO, 4.00%, 8/1/2022	20,000	21,090

City of San Ramon COP, 3.50%, 6/1/2021	30,000	30,243

City of Santa Barbara COP, 4.00%, 10/1/2021	35,000	35,761

City of Santa Clara, Electric Power Supply

Series 2013A, Rev., 5.00%, 7/1/2021	70,000	71,124

Series 2018A, Rev., 5.00%, 7/1/2021	125,000	127,006

City of Santa Rosa, Wastewater Series 2014A, Rev., 5.00%, 9/1/2022	20,000	21,453

City of Sausalito COP, 4.00%, 5/1/2023	50,000	54,064

City of Torrance COP, 4.00%, 11/1/2021	45,000	46,128

Clovis Unified School District

GO, 4.00%, 8/1/2021	50,000	50,800

GO, 5.00%, 8/1/2021	50,000	51,007

Clovis Unified School District, Election 2012

Series 2012A, GO, 4.00%, 8/1/2021	25,000	25,400

Series 2012C, GO, 5.00%, 8/1/2021	20,000	20,403

Coast Community College District

Series 2019F, GO, 3.00%, 8/1/2021	60,000	60,715

Series A, GO, 5.00%, 8/1/2021	75,000	76,514

Series A, GO, 5.00%, 8/1/2022	75,000	80,146

College of the Sequoias Visalia Area Improvement District No. 2 Series 2011C, GO, AGM, Zero Coupon, 8/1/2021 (b)	370,000	137,777

Contra Costa Community College District, Election 2014

Series 2019B-2, GO, 4.00%, 8/1/2021	80,000	81,284

Series 2019B-2, GO, 4.00%, 8/1/2022	40,000	42,180

Contra Costa County Public Financing Authority, Capital Projects Series 2015B, Rev., 5.00%, 6/1/2021	75,000	75,893

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

California — continued

Contra Costa County Transportation Authority, Sales Tax Series 2017A, Rev., 5.00%, 3/1/2021	30,000	30,000

Contra Costa Water District Series T, Rev., 5.00%, 10/1/2021	35,000	35,991

Corona Utility Authority Water Rev., 5.00%, 9/1/2022	30,000	32,180

Coronado Community Development Agency Successor Agency Series 2018A, 5.00%, 9/1/2021	130,000	133,152

Corona-Norco Unified School District, Election 2014

Series B, GO, 4.00%, 8/1/2021	200,000	203,184

Series B, GO, 4.00%, 8/1/2022	25,000	26,351

County of Los Angeles, Disney Concert Hall Parking Garage

COP, 5.00%, 3/1/2022	445,000	465,354

COP, 5.00%, 3/1/2023	250,000	272,520

County of Monterey, Public Facilities Refinancing COP, 5.00%, 10/1/2022	25,000	26,876

County of Napa

COP, 3.00%, 6/1/2021	50,000	50,343

COP, 5.00%, 6/1/2022	80,000	84,739

County of San Bernardino, Arrowhead Project

Series 2019A, COP, 5.00%, 10/1/2021	395,000	405,665

Series 2019A, COP, 5.00%, 10/1/2022	25,000	26,794

County of Santa Cruz Rev., TRAN, 3.00%, 7/9/2021	35,000	35,357

County of Sonoma, Measure F Sales Tax, Limited Tax, Agricultural Preservation and Open Space

Rev., 5.00%, 9/1/2021	55,000	56,328

Rev., 5.00%, 9/1/2022	20,000	21,435

County of Yuba, Community Facilities District No. 2004-1, Edgewater, Special Tax AGM, 3.00%, 9/1/2021	100,000	101,295

Cucamonga Valley Water District Financing Authority Rev., 5.00%, 9/1/2021	30,000	30,727

Cupertino Union School District

Series 2013B, GO, 4.00%, 8/1/2021	50,000	50,802

Series 2012A, GO, 4.00%, 8/1/2022	25,000	26,363

GO, 5.00%, 8/1/2022	25,000	26,715

Davis Joint Unified School District GO, 5.00%, 8/1/2021	25,000	25,489

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	179

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

California — continued

Desert Community College District GO, 5.00%, 8/1/2022	85,000	90,833

Desert Sands Unified School District

GO, 5.00%, 8/1/2021	20,000	20,404

Series 2013A, GO, 5.00%, 6/1/2022	45,000	47,724

Desert Sands Unified School District, Election of 2014 GO, 5.00%, 8/1/2021	35,000	35,707

Desert Water Agency Rev., 4.00%, 5/1/2022	40,000	41,795

Dublin Unified School District

GO, 4.00%, 8/1/2021	35,000	35,562

GO, 4.00%, 8/1/2022	25,000	26,362

GO, 5.00%, 8/1/2022	90,000	96,176

Dublin Unified School District, Election of 2016

GO, 5.00%, 8/1/2021	20,000	20,404

GO, 5.00%, 8/1/2022	25,000	26,715

East Bay Municipal Utility District, Wastewater System

Series 2012B, Rev., 5.00%, 6/1/2021	70,000	70,844

Series 2014B, Rev., 5.00%, 6/1/2021	125,000	126,508

Series 2012B, Rev., 5.00%, 6/1/2022	65,000	68,935

East Bay Regional Park District Series A-1, GO, 5.00%, 9/1/2021	30,000	30,727

East Side Union High School District

Series A, GO, 3.00%, 8/1/2021	45,000	45,531

Series D, GO, 5.00%, 8/1/2022 (b)	20,000	21,384

Eastern Municipal Water District, Water and Wastewater System

Series 2016A, Rev., 5.00%, 7/1/2021	60,000	60,967

Series C, Rev., 5.00%, 7/1/2021	125,000	127,015

Series 2016A, Rev., 5.00%, 7/1/2022	20,000	21,292

El Camino Community College District Foundation (The)

GO, 5.00%, 8/1/2021	90,000	91,817

GO, 5.00%, 8/1/2022	50,000	53,431

El Monte City School District, Election of 2004 Series 2008C, GO, AGC, Zero Coupon, 8/1/2023	600,000	577,398

Elk Grove Unified School District, Election 2016 GO, 5.00%, 8/1/2021	40,000	40,799

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

California — continued

Elsinore Valley Municipal Water District Financing Authority Series 2016A, Rev., 5.00%, 7/1/2022	25,000	26,615

Emery Unified School District, Election 2010 Series 2011A, GO, AGM, 5.50%, 8/1/2021 (b)	50,000	51,115

Etiwanda School District Public Financing Authority Series 2018A, Rev., 5.00%, 9/1/2022	35,000	37,543

Fairfield-Suisun Unified School District, Election of 2016 GO, 5.00%, 8/1/2021	45,000	45,909

Fontana Redevelopment Agency, Successor Agency

Series 2017A, 5.00%, 10/1/2021	50,000	51,326

Series 2017A, 5.00%, 10/1/2023	30,000	33,221

Fontana Unified School District GO, 3.13%, 8/1/2022 (b)	20,000	20,846

Foothill-De Anza Community College District

GO, 5.00%, 8/1/2021	120,000	122,423

Series C, GO, 5.00%, 8/1/2021 (b)	30,000	30,607

Fountain Valley School District GO, 5.00%, 8/1/2021	35,000	35,707

Fremont Public Financing Authority Series 2017B, Rev., 5.00%, 10/1/2023	25,000	28,033

Fremont Union High School District

GO, 5.00%, 8/1/2021	20,000	20,404

GO, 5.00%, 8/1/2022	30,000	32,058

Fresno Unified School District, Election of 2001 Series G, GO, Zero Coupon, 8/1/2041	605,000	152,563

Fresno Unified School District, Election of 2010 Series E, GO, 5.00%, 8/1/2021	35,000	35,702

Fullerton Joint Union High School District

GO, 5.00%, 8/1/2021	75,000	76,514

GO, 5.00%, 8/1/2022	25,000	26,716

Gavilan Joint Community College District, Election of 2004 Series 2011D, GO, 4.00%, 8/1/2021 (b)	50,000	50,800

Gilroy Unified School District, Election 2008 & 2016 GO, 4.00%, 8/1/2021	315,000	320,015

Glendale Unified School District

Series 2015A, GO, 5.00%, 9/1/2021	35,000	35,849

GO, 4.25%, 9/1/2022 (b)	30,000	31,857

SEE NOTES TO FINANCIAL STATEMENTS.

180	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

California — continued

Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement

Series 2013A, Rev., 4.00%, 6/1/2021	100,000	100,941

Series 2015A, Rev., 5.00%, 6/1/2021	1,600,000	1,619,008

Series 2017A-1, Rev., 5.00%, 6/1/2021	230,000	232,627

Series 2018A, Rev., 5.00%, 6/1/2021	200,000	202,376

Series 2018A, Rev., 3.00%, 6/1/2022	100,000	103,423

Series 2018A, Rev., 5.00%, 6/1/2022	125,000	132,390

Golden West Schools Financing Authority, Beverly Hills Unified School District Rev., NATL-RE, 5.25%, 8/1/2021	25,000	25,528

Grossmont Healthcare District

Series D, GO, 5.00%, 7/15/2021	25,000	25,447

Series D, GO, 5.00%, 7/15/2022	20,000	21,318

Series C, GO, 5.00%, 7/15/2024	25,000	28,687

Grossmont Union High School District

GO, 5.00%, 8/1/2021	50,000	51,009

GO, 5.00%, 8/1/2022	45,000	48,088

Grossmont Union High School District, Election of 2008

GO, 5.00%, 8/1/2021 (b)	50,000	51,011

Series G-2, GO, 5.00%, 8/1/2022	30,000	32,059

Grossmont-Cuyamaca Community College District GO, 5.00%, 8/1/2022	75,000	80,146

Grossmont-Cuyamaca Community College District, Election of 2012 Series 2013A, GO, 5.00%, 8/1/2021	20,000	20,404

Hayward Unified School District GO, AGM, 5.00%, 8/1/2021	25,000	25,496

Hermosa Beach Public Financing Authority Rev., 4.00%, 11/1/2024	25,000	28,151

Imperial Community College District GO, AGM, 5.00%, 8/1/2022 (b)	25,000	26,712

Inglewood Public Financing Authority Rev., Zero Coupon, 8/1/2022 (b)	150,000	79,324

Irvine Ranch Water District COP, 5.00%, 3/1/2022	30,000	31,443

Irvine Unified School District, School Facilities Improvement District No. 1 Series 2016A, GO, 5.00%, 9/1/2022	25,000	26,816

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

California — continued

Jefferson Union High School District, Election of 2006 Series D, GO, Zero Coupon, 8/1/2021 (b)	150,000	52,495

Kern County Water Agency, Improvement District No. 4 Series 2016A, Rev., AGM, 5.00%, 5/1/2021	20,000	20,159

Kern High School District

GO, 3.50%, 8/1/2021	40,000	40,559

GO, 5.00%, 8/1/2022	50,000	53,431

La Mirada Public Financing Authority Rev., 5.00%, 5/1/2022	25,000	26,397

Lake Elsinore Recreation Authority, Public Facilities Project Rev., 4.00%, 2/1/2022	35,000	36,220

Liberty Union High School District

GO, 4.00%, 8/1/2021 (b)	90,000	91,448

Series B, GO, 4.00%, 8/1/2021	30,000	30,481

Series B, GO, 4.00%, 8/1/2022	25,000	26,363

Lodi Public Financing Authority Series 2020A, Rev., 4.00%, 6/1/2022	40,000	41,887

Lodi Unified School District

GO, AGM, 5.00%, 8/1/2021 (b)	20,000	20,405

GO, AGM, 5.00%, 8/1/2023	240,000	255,228

Long Beach Community College District

Series 2017G, GO, 4.00%, 8/1/2021	35,000	35,562

Series 2017G, GO, 5.00%, 8/1/2022	25,000	26,715

Long Beach Community College District, Election of 2002 Series A, GO, 5.00%, 5/1/2022 (b)	40,000	42,279

Long Beach Community College District, Election of 2008 Series 2012B, GO, 4.00%, 8/1/2021	20,000	20,321

Long Beach Unified School District, Election of 2016 Series B, GO, 5.00%, 8/1/2021	30,000	30,606

Los Alamitos Unified School District GO, 5.00%, 8/1/2021	80,000	81,615

Los Alamitos Unified School District, Election of 2018 GO, 5.00%, 8/1/2022	30,000	32,059

Los Altos Elementary School District

GO, 4.00%, 8/1/2021	255,000	259,093

GO, 4.00%, 8/1/2022	20,000	21,090

Los Angeles Community College District

Series G, GO, 4.00%, 8/1/2021	105,000	106,667

Series I, GO, 4.00%, 8/1/2021	45,000	45,715

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	181

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

California — continued

Series 2015A, GO, 5.00%, 8/1/2021	165,000	168,303

Series 2015C, GO, 5.00%, 8/1/2021	25,000	25,501

Los Angeles Community College District, Election of 2008 Series J, GO, 3.00%, 8/1/2022	65,000	67,587

Los Angeles Community College District, Election of 2016 Series B-1, GO, 5.00%, 8/1/2021	180,000	183,604

Los Angeles County Metropolitan Transportation Authority, Sales Tax

Series 2016A, Rev., 5.00%, 6/1/2021	25,000	25,302

Rev., 5.00%, 7/1/2021	265,000	269,265

Series 2012-B, Rev., 5.00%, 7/1/2021	25,000	25,403

Series 2013B, Rev., 5.00%, 7/1/2021	110,000	111,773

Series 2016A, Rev., 5.00%, 7/1/2021	35,000	35,564

Series 2017A, Rev., 5.00%, 7/1/2021	55,000	55,887

Series 2018-A, Rev., 5.00%, 7/1/2021	65,000	66,048

Series A, Rev., 5.00%, 7/1/2021	115,000	116,854

Series 2016A, Rev., 5.00%, 6/1/2022	30,000	31,816

Series 2016A, Rev., 5.00%, 7/1/2022	75,000	79,844

Series 2017A, Rev., 5.00%, 7/1/2022	40,000	42,583

Series 2017-B, Rev., 5.00%, 7/1/2022	20,000	21,292

Series 2018A, Rev., 5.00%, 7/1/2022	180,000	191,624

Series 2019A, Rev., 5.00%, 7/1/2022	35,000	37,260

Los Angeles County Public Works Financing Authority

Series 2015B, Rev., 5.00%, 12/1/2021	50,000	51,818

Series 2019E1, Rev., 4.00%, 12/1/2023	85,000	93,433

Los Angeles County Public Works Financing Authority, MLK Hospital Project Series 2016D, Rev., 5.00%, 12/1/2022	75,000	81,331

Los Angeles County Public Works Financing Authority, Multiple Capital Projects II

Rev., 5.00%, 8/1/2021	50,000	51,007

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

California — continued

Rev., 5.00%, 8/1/2022	135,000	144,243

Rev., 5.00%, 8/1/2023	25,000	26,675

Los Angeles County Redevelopment Authority Redev Agency Successor Agency Rev., 5.00%, 12/1/2022	50,000	53,918

Los Angeles Department of Water and Power, Power System

Series 2011A, Rev., 5.00%, 7/1/2021	50,000	50,806

Series 2013A, Rev., 5.00%, 7/1/2021	75,000	76,209

Series 2016A, Rev., 4.00%, 7/1/2022	65,000	68,334

Los Angeles Department of Water and Power, Water System Series 2013B, Rev., 5.00%, 7/1/2022	30,000	31,937

Los Angeles Unified School District

Series 2017A, GO, 4.00%, 7/1/2021	25,000	25,319

Series A, GO, 5.00%, 7/1/2021	25,000	25,402

Series A-1, GO, 5.00%, 7/1/2021	40,000	40,644

Series A-2, GO, 5.00%, 7/1/2021	25,000	25,402

Series D, GO, 5.00%, 7/1/2021	130,000	132,092

Los Gatos Union School District GO, 4.00%, 8/1/2022	30,000	31,635

Los Rios Community College District

GO, 5.00%, 8/1/2021	20,000	20,404

GO, 5.00%, 8/1/2023	40,000	42,732

Los Rios Community College District, Election of 2002 Series F, GO, 4.00%, 8/1/2022	30,000	31,635

Los Rios Community College District, Election of 2008

Series C, GO, 4.00%, 8/1/2021	75,000	76,204

Series B, GO, 5.00%, 8/1/2021	25,000	25,505

Lowell Joint School District GO, 5.00%, 8/1/2021	30,000	30,597

Lucia Mar Unified School District GO, NATL-RE, 5.25%, 8/1/2022	35,000	37,525

Lucia Mar Unified School District, Election of 2016 Series 2016B, GO, 5.00%, 8/1/2021	95,000	96,918

Manteca Unified School District, Election of 2014 Series C, GO, 3.00%, 8/1/2021	50,000	50,595

Marin Community College District

GO, 4.00%, 8/1/2021	50,000	50,803

GO, 5.00%, 8/1/2022	20,000	21,372

SEE NOTES TO FINANCIAL STATEMENTS.

182	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

California — continued

Marin Emergency Radio Authority Rev., 2.00%, 8/1/2021	25,000	25,194

Marin Water District Financing Authority, Subordinate Lien Series 2012A, Rev., 4.00%, 7/1/2021	70,000	70,897

Marysville Joint Unified School District COP, AGM, Zero Coupon, 6/1/2033	300,000	154,884

Menlo Park City School District, Crossover Capital Appreciation GO, 5.00%, 7/1/2022 (b)	25,000	26,628

Merced Union High School District GO, AGM, Zero Coupon, 2/18/2025 (b)	250,000	78,955

Metropolitan Water District of Southern California, Waterworks

Series 2017A, Rev., 2.00%, 7/1/2021	100,000	100,614

Series 2012G, Rev., 4.00%, 7/1/2021	20,000	20,256

Series 2018A, Rev., 5.00%, 7/1/2021	70,000	71,124

Series 2017B, Rev., 5.00%, 8/1/2021	25,000	25,401

Series 2011C, Rev., 5.00%, 10/1/2021	25,000	25,708

Rev., 5.00%, 1/1/2022	20,000	20,808

Series 2018A, Rev., 5.00%, 7/1/2022	25,000	26,608

Midpeninsula Regional Open Space District Series A, GO, 4.00%, 9/1/2021	30,000	30,578

Milpitas Unified School District

GO, 5.00%, 8/1/2021	20,000	20,404

Series 2018A, GO, 5.00%, 8/1/2021	55,000	56,110

GO, 5.00%, 8/1/2022	60,000	64,117

Modesto Irrigation District, Domestic Water Project Series 2013G, Rev., AGM, 5.00%, 9/1/2021	25,000	25,606

Modesto Irrigation District, Electrical System Rev., 5.00%, 10/1/2021	200,000	205,638

Mojave Unified School District School Facilities Improvement District No. 1 GO, AGM, 4.00%, 8/1/2021 (b)	45,000	45,724

Mojave Water Agency Public Facilities Corp. Series 2017A, Rev., 5.00%, 6/1/2022	35,000	37,119

Monterey Peninsula Community College District, Tax-Exempt Series A, GO, 4.00%, 8/1/2021	45,000	45,722

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

California — continued

Moraga Elementary School District Series B, GO, 4.00%, 8/1/2021	50,000	50,803

Morongo Unified School District Series 2018A, GO, 4.00%, 8/1/2022	20,000	21,081

Morongo Unified School District, Election of 2005 Series 2012C, GO, Zero Coupon, 8/15/2022 (b)	95,000	36,145

Mount San Antonio Community College District Series 2013A, GO, 5.00%, 9/1/2022	20,000	21,453

Mount San Antonio Community College District, Election of 2018 Series 2019A, GO, 4.00%, 8/1/2021	75,000	76,204

Mountain View Los Altos Union High School District, Election of 2018 Series A, GO, 4.00%, 8/1/2021	25,000	25,401

M-S-R Public Power Agency Series 2018R, Rev., 5.00%, 7/1/2021	25,000	25,396

Municipal Improvement Corp. of Los Angeles, Capital Equipment

Series 2016A, Rev., 5.00%, 11/1/2021	25,000	25,785

Series 2018A, Rev., 5.00%, 11/1/2023	50,000	56,035

Municipal Improvement Corp. of Los Angeles, Capital Improvement Series 2012-A, Rev., 5.00%, 3/1/2021 (b)	35,000	35,000

Municipal Improvement Corp. of Los Angeles, Real Property Series 2016B, Rev., 5.00%, 11/1/2021	100,000	103,142

Napa Sanitation District Series 2012A, COP, 4.00%, 8/1/2022	40,000	42,186

New Haven Unified School District Series A, GO, 3.00%, 8/1/2021	100,000	101,179

Newport Mesa Unified School District, Election of 2005 GO, Zero Coupon, 8/1/2021 (b)	200,000	48,944

North Lake Tahoe Public Financing Authority Rev., 5.00%, 12/1/2021	25,000	25,911

North Orange County Community College District, Election of 2014

Series 2014B, GO, 4.00%, 8/1/2021	30,000	30,482

Series 2014B, GO, 4.00%, 8/1/2022	30,000	31,635

Northern California Power Agency, Hydroelectric Project

Series 2019A, Rev., 5.00%, 7/1/2021	100,000	101,595

Series 1986A, Rev., AMBAC, 7.50%, 7/1/2021 (b)	360,000	368,752

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	183

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

California — continued

Novato Unified School District GO, 5.00%, 8/1/2021 (b)	20,000	20,405

Oakland Joint Powers Financing Authority Rev., 5.00%, 11/1/2021	25,000	25,806

Ohlone Community College District

GO, 4.00%, 8/1/2021	135,000	137,167

GO, 5.00%, 8/1/2022	135,000	144,275

Ohlone Community College District, Election of 2010

Series A, GO, 5.00%, 8/1/2021 (b)	50,000	51,011

Series A-1, GO, 5.00%, 8/1/2021 (b)	25,000	25,506

Series 2011A, GO, 5.25%, 8/1/2021 (b)	20,000	20,425

Olivenhain Municipal Water District Series 2016A, Rev., 5.00%, 6/1/2022	25,000	26,514

Ontario Public Financing Authority

Rev., 5.00%, 7/1/2021	35,000	35,564

Rev., AGM, 5.00%, 11/1/2023	100,000	111,644

Orange County Sanitation District Series 2018A, COP, 5.00%, 8/15/2021	70,000	71,404

Orange County Sanitation District, Wastewater Series 2014A, Rev., 5.00%, 2/1/2022	25,000	26,114

Orchard School District GO, 5.00%, 8/1/2023	25,000	27,863

Orinda Union School District, Election of 2018 Series A, GO, 3.00%, 8/1/2021	125,000	126,489

Oxnard Union High School District, Election of 2018

Series A, GO, 4.00%, 8/1/2021	25,000	25,401

Series 2018A, GO, 4.00%, 8/1/2022	20,000	21,090

Series B, GO, 4.00%, 8/1/2022	25,000	26,363

Pacific Grove Unified School District

GO, 4.00%, 8/1/2021	25,000	25,401

Series 2015A, GO, 5.00%, 8/1/2022	55,000	58,774

Padre Dam Municipal Water District Series 2017A, COP, 5.00%, 10/1/2024	50,000	58,166

Pajaro Valley Water Management Agency Rev., AGM, 5.00%, 3/1/2022	50,000	52,312

Palm Springs Community Redevelopment Agency Successor Agency 5.00%, 9/1/2021	85,000	87,048

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

California — continued

Palm Springs Financing Authority, Convention Center Project

Series 2012A, Rev., 3.00%, 11/1/2021	150,000	152,623

Series 2012A, Rev., 3.13%, 11/1/2022	25,000	26,129

Series 2012A, Rev., 3.25%, 11/1/2023	55,000	57,495

Palm Springs Financing Authority, Downtown Revitalization Project Series 2012B, Rev., 4.00%, 6/1/2022	100,000	104,808

Palm Springs Unified School District GO, 4.00%, 8/1/2021	25,000	25,391

Palomar Community College District

GO, 5.00%, 5/1/2021	20,000	20,160

GO, 5.00%, 5/1/2022	25,000	26,406

GO, 5.00%, 5/1/2024	50,000	57,246

Palomar Community College District, Election of 2006 Series 2010B, GO, Zero Coupon, 8/1/2021	250,000	249,825

Paramount Unified School District, Election of 2006 GO, Zero Coupon, 8/1/2023 (b)	165,000	22,471

Pasadena Public Financing Authority, Rose Bowl Renovation Project

Series 2016A, Rev., 5.00%, 4/1/2022	25,000	26,308

Series 2016A, Rev., 5.00%, 4/1/2023	75,000	82,021

Pasadena Unified School District, Election of 2008 GO, 5.00%, 5/1/2022 (b)	40,000	42,279

Peralta Community College District Series 2020A, GO, 5.00%, 8/1/2022	25,000	26,693

Pismo Beach Public Financing Agency, Beach Municipal Pier Project Rev., 5.00%, 12/1/2023	30,000	33,857

Pismo Beach Public Financing Authority, Wastewater Project Rev., 5.00%, 12/1/2021	30,000	31,086

Pittsburg Successor Agency Redevelopment Agency, Los Medanos Community Development District AGM, 5.00%, 8/1/2021	25,000	25,502

Pittsburg Unified School District Rev., AGM, Zero Coupon, 9/1/2021 (b)	175,000	48,561

Placer Union High School District School Facilities Improvement District No. 2, Election of 2018 Series A, GO, 5.00%, 8/1/2021	50,000	51,009

SEE NOTES TO FINANCIAL STATEMENTS.

184	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

California — continued

Placer Union High School District, Capital Appreciation Series 2000A, GO, NATL-RE, Zero Coupon, 8/1/2022	20,000	19,834

Pleasanton Unified School District

GO, 3.00%, 8/1/2021	45,000	45,536

Series 2013A, GO, 5.00%, 8/1/2021	65,000	66,312

GO, 4.00%, 8/1/2022	25,000	26,363

Pomona Unified School District, Election of 2008 Series C, GO, 5.13%, 8/1/2021 (b)	50,000	51,026

Port of Los Angeles, Harbor Department

Series 2014B, Rev., 5.00%, 8/1/2021	30,000	30,584

Series 2015A, Rev., 5.00%, 8/1/2021	25,000	25,487

Series 2014C, Rev., 3.00%, 8/1/2022	25,000	25,948

Poway Unified School District GO, 5.00%, 8/1/2021 (b)	160,000	163,237

Poway Unified School District Public Financing Authority, Community Facility District, Special Tax Series 2017A, Rev., 4.00%, 9/1/2021	30,000	30,575

Puente Basin Water Agency, Walnut Valley Water District Project Series 2013A, Rev., 5.00%, 6/1/2023	25,000	27,676

Rancho Santa Fe School District GO, 5.00%, 8/1/2021	25,000	25,505

Rancho Santiago Community College District

GO, 4.00%, 9/1/2021	20,000	20,385

GO, 4.00%, 9/1/2022	25,000	26,443

Rancho Water District Financing Authority Series 2016B, Rev., 5.00%, 8/1/2021	35,000	35,707

Reed Union School District GO, 4.00%, 8/1/2021	50,000	50,802

Regents of the University of California Medical Center Pooled

Series 2016L, Rev., 5.00%, 5/15/2021	30,000	30,297

Series 2016L, Rev., 5.00%, 5/15/2022	65,000	68,779

Rio Hondo Community College District, Election of 2019 Series 2019B, GO, 5.00%, 8/1/2021	50,000	51,009

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

California — continued

Riverside County Asset Leasing Corp., County Administrative Center Rev., 5.00%, 11/1/2021	50,000	51,585

Riverside County Transportation Commission, Sales Tax

Series 2013A, Rev., 5.00%, 6/1/2021	20,000	20,239

Series 2018A, Rev., 5.00%, 6/1/2021	40,000	40,478

Series 2017A, Rev., 4.00%, 6/1/2022	20,000	20,951

Series 2013A, Rev., 5.00%, 6/1/2022	25,000	26,501

Series 2018A, Rev., 5.00%, 6/1/2022	40,000	42,401

Series 2013A, Rev., 5.00%, 6/1/2023	40,000	44,187

Series 2017A, Rev., 5.00%, 6/1/2023	25,000	27,617

Riverside Public Financing Authority, Riverside Pavement Rehabilitation Project COP, AGM, 5.00%, 6/1/2021	100,000	101,180

Rocklin Public Financing Authority Rev., 5.00%, 11/1/2022	25,000	27,014

Roseville Joint Union High School District GO, 5.00%, 8/1/2021	25,000	25,505

Rowland Unified School District GO, 4.00%, 8/1/2021	110,000	111,766

Sacramento Area Flood Control Agency, Natomas Basin Local Assessment 5.00%, 10/1/2021	25,000	25,705

Sacramento County Sanitation Districts Financing Authority Series 2011A, Rev., 5.00%, 12/1/2021 (b)	100,000	103,651

Sacramento Municipal Utility District, Electric

Series 2011X, Rev., 5.00%, 8/15/2021	100,000	102,204

Series 2018F, Rev., 5.00%, 8/15/2021	40,000	40,882

Series 2018F, Rev., 5.00%, 8/15/2022	50,000	53,518

Series E, Rev., 5.00%, 8/15/2022	20,000	21,407

Series 2019A, Rev., 5.00%, 10/17/2023 (c)	245,000	268,976

Sacramento Municipal Utility District, Financing Authority, Cosumnes Project

Rev., 5.00%, 7/1/2021	40,000	40,642

Rev., 5.00%, 7/1/2022	40,000	42,594

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	185

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

California — continued

Saddleback Valley Unified School District GO, 4.00%, 8/1/2021	25,000	25,401

San Bernardino Community College District Series A, GO, 5.00%, 8/1/2021	75,000	76,508

San Bernardino Community College District, Election of 2018 Series 2019A, GO, 4.00%, 8/1/2021	25,000	25,399

San Bernardino County Transportation Authority

Series 2014A, Rev., 4.00%, 3/1/2021	25,000	25,000

Series 2012A, Rev., 5.00%, 3/1/2021	75,000	75,000

San Diego Community College District

GO, 4.00%, 8/1/2021	40,000	40,642

GO, 5.00%, 8/1/2021	25,000	25,505

GO, 5.00%, 8/1/2022	105,000	112,252

San Diego Community College District, Election of 2002 GO, 5.00%, 8/1/2021 (b)	140,000	142,832

San Diego Community College District, Election of 2006

GO, 4.00%, 8/1/2021	55,000	55,883

GO, 5.00%, 8/1/2021	105,000	107,122

GO, 4.00%, 8/1/2022	30,000	31,635

San Diego County Regional Airport Authority, Subordinate Airport Series 2019A, Rev., 5.00%, 7/1/2021	30,000	30,472

San Diego County Regional Transportation Commission, Sales Tax

Series 2018A, Rev., 3.00%, 4/1/2021 (b)	100,000	100,232

Series 2018A, Rev., 4.00%, 4/1/2021 (b)	35,000	35,109

Series 2012A, Rev., 5.00%, 4/1/2021	130,000	130,511

Series 2016A, Rev., 5.00%, 4/1/2021	125,000	125,491

Series 2020A, Rev., 5.00%, 4/1/2021	25,000	25,098

Series A, Rev., 5.00%, 4/1/2021	75,000	75,295

Series 2012A, Rev., 5.00%, 4/1/2022	20,000	21,052

San Diego County Water Authority

Series 2011A, Rev., 5.00%, 5/1/2021	465,000	468,725

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

California — continued

Series 2011B, Rev., 5.00%, 5/1/2021	170,000	171,358

Series 2016S-1, Rev., 5.00%, 5/1/2021	40,000	40,092

Rev., 5.00%, 5/1/2022	50,000	52,825

San Diego Housing Authority, Multi-Family Housing, Hillside Views Apartments Series 2018G-1, Rev., 0.22%, 6/1/2021 (c)	30,000	30,006

San Diego Public Facilities Financing Authority

Series 2016B, Rev., 5.00%, 8/1/2021	100,000	102,010

Rev., 5.00%, 5/15/2022	65,000	68,787

Series 2012A, Rev., 5.00%, 8/1/2022 (b)	40,000	42,739

Series 2020A, Rev., 5.00%, 8/1/2022	30,000	32,067

San Diego Public Facilities Financing Authority, Ballpark Refunding Rev., 5.00%, 10/15/2022	125,000	134,230

San Diego Public Facilities Financing Authority, Capital Improvement Projects Series 2012A, Rev., 5.00%, 4/15/2022 (b)	50,000	52,741

San Diego Public Facilities Financing Authority, Sewer Utility Series 2016A, Rev., 4.00%, 5/15/2021	200,000	201,564

San Diego Regional Building Authority, County Operations Center Series 2016A, Rev., 5.00%, 10/15/2022	25,000	26,795

San Diego Unified School District, Election of 2008 Series 2020D-2, GO, 5.00%, 7/1/2022	20,000	21,300

San Dieguito Union High School District, Election of 2012

Series 2018D-2, GO, 4.00%, 8/1/2021	80,000	81,284

Series A-2, GO, 4.00%, 8/1/2021	50,000	50,803

San Elijo Joint Powers Authority, Clean Water Projects Rev., 3.00%, 3/1/2022	85,000	87,430

San Francisco Bay Area Rapid Transit District, Election of 2004

Series 2013C, GO, 4.00%, 8/1/2021	175,000	177,809

Series D, GO, 3.00%, 8/1/2022	20,000	20,807

SEE NOTES TO FINANCIAL STATEMENTS.

186	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

California — continued

San Francisco Bay Area Rapid Transit District, Sales Tax

Series 2012A, Rev., 4.00%, 7/1/2021	30,000	30,385

Rev., 5.00%, 7/1/2021	20,000	20,322

Series 2012A, Rev., 5.00%, 7/1/2022 (b)	55,000	58,544

Series 2015A, Rev., 5.00%, 7/1/2022	20,000	21,292

San Francisco City and County Airport Commission, San Francisco International Airport

Series 2016A, Rev., 5.00%, 5/1/2021 (b)	150,000	151,164

Series 2011B, Rev., 5.50%, 5/1/2021 (b)	200,000	201,716

Series 2011D, Rev., 5.00%, 5/3/2021 (b)	25,000	25,207

Series 2016A, Rev., 5.00%, 5/1/2022	80,000	84,501

San Francisco City and County Public Utilities Commission

Series 2010A, Rev., 5.00%, 10/1/2021	30,000	30,851

Subseries 2011-A, Rev., 5.00%, 11/1/2021 (b)	60,000	61,946

Subseries A, Rev., 5.00%, 11/1/2021 (b)	25,000	25,811

Subseries C, Rev., 5.00%, 11/1/2021 (b)	45,000	46,460

Series 2012A, Rev., 4.00%, 5/1/2022 (b)	175,000	182,936

Series 2012A, Rev., 5.00%, 5/1/2022 (b)	25,000	26,425

San Francisco County Transportation Authority, Sales Tax Rev., 3.00%, 2/1/2022	160,000	164,192

San Francisco Municipal Transportation Agency Rev., 5.00%, 3/1/2021	135,000	135,000

San Francisco Unified School District, Election of 2016 Series A, GO, 3.00%, 6/15/2021	55,000	55,448

San Francisco Unified School District, Proposition A, Election of 2011

Series 2014B, GO, 5.00%, 6/15/2021	50,000	50,693

Series 2015F&C, GO, 5.00%, 6/15/2021	55,000	55,763

Series 2014B, GO, 5.00%, 6/15/2022	55,000	58,411

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

California — continued

San Joaquin County Transportation Authority, Measure K Sales Tax

Rev., 5.00%, 3/1/2022	20,000	20,970

Rev., 5.00%, 3/1/2023	20,000	21,875

San Joaquin Hills Transportation Corridor Agency, Toll Road, Senior Lien Rev., Zero Coupon, 1/1/2025 (b)	120,000	117,502

San Jose Evergreen Community College District GO, 5.00%, 9/1/2021	50,000	51,213

San Jose Evergreen Community College District, Election of 2010 Series B, GO, 5.00%, 8/1/2022 (b)	35,000	37,422

San Jose Evergreen Community College District, Election of 2016

Series A, GO, 4.00%, 9/1/2022	20,000	21,154

Series B, GO, 4.00%, 9/1/2022	25,000	26,443

San Jose Financing Authority, Civic Center Project

Series 2013A, Rev., 4.00%, 6/1/2021 (b)	25,000	25,234

Series 2013A, Rev., 5.00%, 6/1/2022 (b)	90,000	95,379

Series 2013A, Rev., 5.00%, 6/1/2023 (b)	30,000	33,155

San Jose Redevelopment Agency Successor Agency Series B, 5.00%, 8/1/2021	25,000	25,496

San Jose Unified School District

GO, 4.00%, 8/1/2021	40,000	40,642

GO, 4.25%, 8/1/2021 (b)	35,000	35,599

GO, 5.00%, 8/1/2021 (b)	320,000	326,469

San Juan Unified School District Series 2012C, GO, 4.00%, 8/1/2021 (b)	25,000	25,402

San Juan Unified School District, Election of 2002

GO, 3.00%, 8/1/2021	80,000	80,953

GO, 3.00%, 8/1/2022	25,000	26,009

GO, 3.00%, 8/1/2023	25,000	26,635

San Juan Unified School District, Election of 2012 Series 2019N, GO, 4.00%, 8/1/2021	25,000	25,401

San Juan Unified School District, Election of 2016 Series 2019P, GO, 4.00%, 8/1/2021	100,000	101,605

San Juan Water District Rev., 5.00%, 2/1/2025	45,000	53,042

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	187

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

California — continued

San Marcos Public Financing Authority Series 1994A, Rev., 6.25%, 9/2/2022 (b)	25,000	27,264

San Marcos Unified School District, Election of 2010 Series A, GO, 5.00%, 8/1/2021 (b)	65,000	66,307

San Marcos Unified School, District No. 4, Community Facilities, Special Tax 4.00%, 9/1/2023	25,000	27,300

San Mateo County Transit District

Series 2015A, Rev., 5.00%, 6/1/2021	55,000	55,663

Series 2015A, Rev., 5.00%, 6/1/2022	50,000	53,027

San Mateo Foster City School District GO, 5.00%, 8/15/2022	50,000	53,526

San Mateo Foster City School District, Election of 2008 Series 2012C, GO, 5.00%, 8/1/2022	40,000	42,745

San Mateo Joint Powers Financing Authority, Maple Street Correctional Center

Series 2014A, Rev., 4.00%, 6/15/2021	65,000	65,708

Series 2014A, Rev., 5.00%, 6/15/2022	25,000	26,537

San Mateo Redevelopment Agency Successor Agency Series 2017A, 5.00%, 8/1/2021	50,000	51,003

San Mateo Union High School District Series 2016C, GO, 5.00%, 9/1/2022	20,000	21,453

San Rafael City Elementary School District

GO, 4.00%, 8/1/2021	20,000	20,321

GO, 5.00%, 8/1/2021 (b)	25,000	25,506

San Rafael City Elementary School District, Election of 2011 Series 2015C, GO, 5.00%, 8/1/2021	35,000	35,707

San Rafael City High School District GO, 5.00%, 8/1/2021	55,000	56,112

San Rafael City High School District, Election of 2015 Series C, GO, 4.00%, 8/1/2021	25,000	25,401

San Rafael Joint Powers Financing Authority, Public Safety Facilities Project Rev., 4.00%, 6/1/2022	70,000	73,366

San Ramon Valley Unified School District

GO, 4.00%, 8/1/2021	30,000	30,481

GO, 5.00%, 8/1/2022	110,000	117,569

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

California — continued

Santa Ana College Improvement District #1 Rancho Santiago Community College District, Election of 2012

Series 2014A, GO, 5.00%, 8/1/2021	20,000	20,404

Series 2014A, GO, 5.00%, 8/1/2022	20,000	21,372

Santa Barbara Community College District GO, 5.00%, 8/1/2021	25,000	25,505

Santa Barbara Unified School District

GO, 5.00%, 8/1/2021	20,000	20,404

Series A, GO, 5.00%, 8/1/2022	30,000	32,058

Santa Clara Unified School District GO, 5.00%, 7/1/2021	20,000	20,322

Santa Clara Valley Transportation Authority, Sales Tax Series 2017B, Rev., 5.00%, 6/1/2021	25,000	25,302

Santa Clara Valley Water District, Water Utility System Improvement Projects Series 2016C, COP, 5.00%, 6/1/2021	20,000	20,240

Santa Clarita Community College District

GO, 5.00%, 8/1/2021	75,000	76,514

GO, 4.00%, 8/1/2022	35,000	36,908

Santa Cruz City Elementary School District GO, 4.00%, 8/1/2021	25,000	25,401

Santa Margarita-Dana Point Authority Series 2020A, Rev., 5.00%, 6/1/2022	45,000	47,724

Santa Margarita-Dana Point Authority, Water District Improvement Rev., 4.00%, 8/1/2021	90,000	91,445

Santa Monica Community College District, Election of 2008

Series 2014B, GO, 5.00%, 8/1/2021	30,000	30,605

Series 2014B, GO, 5.00%, 8/1/2022	35,000	37,402

Santa Monica Public Financing Authority, City Services Building Project Series 2011A, Rev., 5.00%, 6/1/2023	25,000	25,296

Santa Monica Public Financing Authority, Downtown Fire Station Project Rev., 5.00%, 7/1/2021	35,000	35,564

Santa Monica-Malibu Unified School District Series 2016A, GO, 4.00%, 7/1/2022	65,000	68,334

Santa Rosa High School District

GO, 4.00%, 8/1/2021	20,000	20,321

GO, 4.00%, 8/1/2022	45,000	47,453

Savanna School District, Election of 2012 Series 2012A, GO, AGM, 5.00%, 8/1/2021	35,000	35,684

SEE NOTES TO FINANCIAL STATEMENTS.

188	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

California — continued

Shasta-Tehama-Trinity Joint Community College District

Series B, GO, 3.00%, 8/1/2021	70,000	70,811

GO, 5.00%, 8/1/2022	50,000	53,372

Silicon Valley Clean Water, Wastewater

Rev., 5.00%, 2/1/2022	25,000	26,112

Rev., 5.00%, 8/1/2022	100,000	106,862

Series A, Rev., 3.00%, 3/1/2024	145,000	154,264

Simi Valley Public Financing Authority, Public Facilities Series 2014A, Rev., 5.00%, 10/1/2022	110,000	118,437

Simi Valley Unified School District Series 2016B, GO, 4.00%, 8/1/2021	75,000	76,204

Siskiyou Community College District GO, 4.00%, 8/1/2021	25,000	25,383

Solano County Community College District Series 2014A, GO, 5.00%, 8/1/2023	40,000	44,559

Sonoma County Junior College District

Series B, GO, 4.00%, 8/1/2021	80,000	81,284

Series B, GO, 4.00%, 8/1/2023	55,000	59,974

Sonoma County Transportation Authority, Limited Tax

Rev., 5.00%, 12/1/2021	20,000	20,729

Rev., 5.00%, 12/1/2022	25,000	27,115

Sonoma-Marin Area Rail Transit District, Sales Tax Series 2011A, Rev., 5.00%, 3/1/2022 (b)	40,000	41,953

Soquel Creek Water District, Capital Projects COP, 4.00%, 3/1/2021 (b)	30,000	30,000

South Placer Wastewater Authority Rev., 5.00%, 11/1/2021	35,000	36,126

South San Francisco Unified School District, Measure J, Dedicated Unlimited Ad Valorem Property Tax Rev., NATL-RE, 5.25%, 9/15/2022	35,000	37,743

Southern California Public Power Authority, Canyon Power Project Series 2016A, Rev., 5.00%, 7/1/2021 (b)	50,000	50,808

Southern California Public Power Authority, Milford Wind Corridor Phase-1 Project Rev., 5.00%, 7/1/2022	40,000	42,572

Southern California Public Power Authority, Transmission Project Rev., 5.00%, 7/1/2021	155,000	157,488

Southern California Water Replenishment District Rev., 5.00%, 8/1/2021	75,000	76,514

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

California — continued

Southwestern Community College District, Election of 2008 Series C, GO, 5.00%, 8/1/2021 (b)	100,000	102,023

State Center Community College District

GO, 5.00%, 8/1/2021	25,000	25,505

GO, 5.00%, 8/1/2022	30,000	32,058

State of California GO, 5.00%, 9/1/2021	65,000	66,576

State of California Department of Water Resources, Central Valley Project, Water System

Series AJ, Rev., 5.00%, 12/1/2021	115,000	119,183

Series AM, Rev., 5.00%, 12/1/2021	85,000	88,104

Series AQ, Rev., 5.00%, 12/1/2021	20,000	20,730

Series AS, Rev., 5.00%, 12/1/2021	85,000	88,103

Series AW, Rev., 5.00%, 12/1/2021	40,000	41,461

Series BA, Rev., 5.00%, 12/1/2021	65,000	67,373

State of California Department of Water Resources, Power Supply

Series 2011N, Rev., 5.00%, 5/1/2021 (b)	125,000	126,001

Series 2015O, Rev., 5.00%, 5/1/2021 (b)	230,000	231,843

Series 2015O, Rev., 5.00%, 5/1/2022 (b)	50,000	52,849

State of California, Various Purpose

GO, 2.00%, 3/1/2021	50,000	50,000

GO, 5.00%, 3/1/2021	35,000	35,000

GO, 5.00%, 4/1/2021	70,000	70,275

GO, 5.00%, 8/1/2021	75,000	76,514

GO, 5.00%, 9/1/2021	220,000	225,335

GO, 5.00%, 10/1/2021	150,000	154,247

GO, 5.00%, 11/1/2021	190,000	196,150

GO, 3.00%, 12/1/2021	35,000	35,752

GO, 3.00%, 3/1/2022	30,000	30,858

Stockton Public Financing Authority Rev., BAN, 1.40%, 6/1/2022	3,335,000	3,343,071

Sunnyvale School District, Election of 2013 Series 2019C, GO, 4.00%, 9/1/2021	25,000	25,482

Sylvan Union School District GO, 5.00%, 8/1/2021	35,000	35,702

Tahoe-Truckee Sanitation Agency, Wastewater Rev., 5.00%, 7/1/2024	30,000	34,649

Tahoe-Truckee Unified School District, Election of 2014, School Facilities Improvement District No. 2 Series B, GO, 5.00%, 8/1/2022	45,000	48,088

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	189

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

California — continued

The Tracy Joint Unified School District, Election of 2008, School Facilities Improvement District No. 3 Series 2011B, GO, Zero Coupon, 8/1/2021 (b)	100,000	38,590

Tobacco Securitization Authority of Northern California Rev., 5.00%, 6/1/2025	105,000	123,776

Tustin Public Financing Authority Series 2011A, Rev., 5.00%, 4/1/2021 (b)	25,000	25,098

Tustin Unified School District GO, 6.00%, 8/1/2028	250,000	255,995

Tustin Unified School District, School Facilities Improvement Districts No. 2002-1 and 2008-1 GO, 5.00%, 8/1/2025	30,000	35,833

Tustin Unified School District, School Facilities Improvement Project

GO, 5.25%, 8/1/2021 (b)	35,000	35,744

GO, 5.00%, 6/1/2022	35,000	37,119

Twin Rivers Unified School District Series 2014A, GO, Zero Coupon, 2/1/2024 (b)	350,000	168,584

Union City Community Redevelopment Project, Tax Allocation Series 2017B, 5.00%, 10/1/2021	170,000	174,782

University of California

Series 2016AT, Rev., 1.40%, 3/10/2021 (c)	2,250,000	2,256,007

Series 2017AV, Rev., 4.00%, 5/15/2021	75,000	75,590

Series 2013AF, Rev., 5.00%, 5/15/2021	20,000	20,198

Series 2014AM, Rev., 5.00%, 5/15/2021	35,000	35,346

Series 2015AO, Rev., 5.00%, 5/15/2021	50,000	50,495

Series AB, Rev., 5.00%, 5/15/2021	35,000	35,346

Series 2015AO, Rev., 4.00%, 5/15/2022	20,000	20,927

Series 2015AO, Rev., 5.00%, 5/15/2022	110,000	116,422

Series 2018AZ, Rev., 5.00%, 5/15/2022	50,000	52,919

Series 2020BE, Rev., 5.00%, 5/15/2022	40,000	42,335

Series 2015AO, Rev., 5.00%, 5/15/2023	20,000	22,096

Series AK, Rev., 5.00%, 5/15/2023 (c)	455,000	501,310

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

California — continued

University of California, Limited Project

Series 2015-I, Rev., 5.00%, 5/15/2021	45,000	45,441

Series 2015-I, Rev., 5.00%, 5/15/2024	135,000	154,686

Upper Santa Clara Valley Joint Powers Authority Series 2015A, Rev., 5.00%, 8/1/2022 (b)	25,000	26,730

Vacaville Unified School District Series C, GO, 5.00%, 8/1/2021	30,000	30,606

Ventura County Community College District

Series 2008C, GO, Zero Coupon, 8/1/2021	100,000	99,872

GO, 5.00%, 8/1/2021	225,000	229,548

Ventura County Public Financing Authority Series 2013B, Rev., 5.00%, 11/1/2022	25,000	27,006

Ventura Unified School District GO, 5.00%, 8/1/2021	45,000	45,903

Victor Elementary School District GO, 5.00%, 8/1/2021	25,000	25,502

Victor Valley Union High School District Series 2016B, GO, AGM, 3.00%, 8/1/2021	25,000	25,287

Walnut Valley Unified School District

GO, 5.00%, 8/1/2021 (b)	135,000	137,731

GO, 5.00%, 8/1/2022	20,000	21,372

Washington Township Health Care District Series 2015A, Rev., 5.00%, 7/1/2021	275,000	278,913

West Basin Municipal Water District

Series 2011A, Rev., 5.00%, 8/1/2021	25,000	25,505

Series 2012A, Rev., 5.00%, 8/1/2023	40,000	41,748

West Contra Costa Healthcare District, Financing Program COP, 5.00%, 7/1/2021 (b)	165,000	167,610

West Contra Costa Unified School District, Election of 2010

Series 2011A, GO, 5.00%, 8/1/2021 (b)	25,000	25,506

Series 2011A, GO, AGM, 5.25%, 8/1/2021 (b)	215,000	219,571

West Hollywood Public Financing Authority, Hollywood Park Phase II Rev., 5.00%, 4/1/2024	75,000	85,463

SEE NOTES TO FINANCIAL STATEMENTS.

190	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

California — continued

West Valley-Mission Community College District

Series 2019A, GO, 4.00%, 8/1/2021	75,000	76,204

GO, 5.00%, 8/1/2021	55,000	56,110

Series B, GO, 5.00%, 8/1/2021	50,000	51,009

Series 2017C, GO, 4.00%, 8/1/2022	25,000	26,363

Series B, GO, 5.00%, 8/1/2022	25,000	26,716

West Valley-Mission Community College District, Election of 2012 Series 2012A, GO, 5.00%, 8/1/2021	85,000	86,716

Western Placer Unified School District, Election of 2014 Series 2015A, GO, AGM, 5.00%, 8/1/2021	25,000	25,501

Whittier Union High School District Series 2015C, GO, 4.00%, 8/1/2022	75,000	79,087

William S Hart Union High School District GO, 4.00%, 9/1/2021	30,000	30,578

William S Hart Union High School District, 2008 Election

Series 2013C, GO, 4.00%, 8/1/2021	50,000	50,803

Series B, GO, AGM, 5.00%, 8/1/2021 (b)	35,000	35,708

Windsor Unified School District, Election of 2016 GO, 5.00%, 8/1/2021	325,000	331,519

Yorba Linda Redevelopment Agency, Tax Allocation Series 2017A, 5.00%, 9/1/2021	75,000	76,807

Yosemite Community College District

GO, 3.00%, 8/1/2022 (b)	30,000	31,172

GO, 5.00%, 8/1/2022 (b)	40,000	42,710

Yountville Finance Authority Rev., 5.00%, 12/1/2021	25,000	25,907

Yuba Community College District

Series 2016A, GO, 5.00%, 8/1/2021	50,000	51,009

Series 2015B, GO, 4.00%, 8/1/2022	50,000	52,725

Total California		75,492,306

Colorado — 2.8%

Adams 12 Five Star Schools, The City and County of Broomfield GO, 4.00%, 12/15/2022	75,000	80,120

Adams and Arapahoe Joint School District 28J Aurora GO, 5.00%, 12/1/2024	25,000	27,071

Adams County, Improvement COP, 5.00%, 12/1/2023	705,000	793,365

Apex Park and Recreation District

GO, 2.00%, 12/1/2021	25,000	25,343

GO, 3.00%, 12/1/2024	50,000	54,590

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Colorado — continued

Arapahoe County School District No. 5 Cherry Creek Series 2012B, GO, 3.00%, 12/15/2021	25,000	25,562

Arapahoe County School District No. 6 Littleton GO, 5.00%, 12/1/2021	60,000	62,177

Boulder Larimer and Weld Counties St. Vrain Valley School District Re1J

Series 2016C, GO, 4.00%, 12/15/2021	30,000	30,909

Series 2011-B, GO, 5.00%, 12/15/2022	90,000	97,749

Boulder Valley School District No. Re-2 Boulder Series 2019A, GO, 6.00%, 12/1/2022	30,000	33,044

City and County of Denver

Series 2011A, GO, 3.00%, 8/1/2021 (b)	25,000	25,294

Series 2011-A, GO, 3.00%, 8/1/2021 (b)	25,000	25,295

Series 2018A, GO, 5.00%, 8/1/2021	30,000	30,607

Series 2019C, GO, 5.00%, 8/1/2022	40,000	42,751

City and County of Denver, Airport System

Series 2012B, Rev., 5.00%, 11/15/2022 (b)	300,000	324,411

Series 2016A, Rev., 5.00%, 11/15/2023	95,000	106,865

Series B, Rev., 5.00%, 11/15/2024	125,000	145,624

City of Aurora, First Lien Water, Green Bonds Rev., 5.00%, 8/1/2021	25,000	25,503

City of Boulder, Capital Improvement Projects Rev., 4.00%, 10/1/2021	25,000	25,560

City of Colorado Springs, Utilities System Improvement

Series 2007A, Rev., VRDO, LIQ: TD Bank NA, 0.02%, 3/9/2021 (c)	10,000,000	10,000,000

Series 2012A, Rev., VRDO, LIQ: U.S. Bank NA, 0.02%, 3/9/2021 (c)	15,530,000	15,530,000

Series 2012C-2, Rev., 4.00%, 11/15/2021	70,000	71,897

Series 2011-A, Rev., 5.00%, 11/15/2021	110,000	113,753

Series 2012B, Rev., 5.00%, 11/15/2021	90,000	93,071

Series 2013B-2, Rev., 5.00%, 11/15/2021	100,000	103,412

Series 2020B, Rev., 5.00%, 11/15/2021	35,000	36,194

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	191

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Colorado — continued

Series 2011-A, Rev., 5.00%, 11/15/2022	25,000	25,848

Series A-3, Rev., 5.00%, 11/15/2022	50,000	54,105

City of Greeley Rev., 4.00%, 8/1/2021	125,000	126,995

City of Longmon Series A, COP, 4.00%, 12/1/2023	100,000	109,401

City of Longmont, Sales and Use Tax Rev., AGM, 4.25%, 11/15/2021	1,075,000	1,104,552

City of Longmont, Waterworks Rev., 5.00%, 11/1/2023	25,000	27,946

City of Northglenn COP, 5.00%, 12/1/2022	100,000	108,221

City of Thornton COP, AMBAC, 4.00%, 12/1/2022	30,000	31,949

City of Westminster, Sales and Use Tax Rev., 5.00%, 12/1/2021	130,000	134,716

Colorado Educational and Cultural Facilities Authority, Stargate Charter School Project Rev., 7.25%, 6/1/2023 (b)	180,000	204,417

Colorado Educational and Cultural Facilities Authority, University of Denver Project Rev., 4.00%, 3/1/2021	110,000	110,000

Colorado Health Facilities Authority, Adventist Health System/Sunbelt Obligated Group

Rev., 5.00%, 11/15/2021	100,000	103,355

Rev., 5.00%, 11/15/2022	450,000	486,135

Rev., 5.00%, 11/20/2025 (c)	25,000	29,995

Colorado Health Facilities Authority, Catholic Health Initiatives

Series 2009B-1, Rev., 4.00%, 11/9/2022 (b)	180,000	191,160

Series 2009B-1, Rev., 5.00%, 11/9/2022 (b)	40,000	43,152

Series 2013A, Rev., 5.25%, 1/1/2023 (b)	525,000	572,288

Colorado Health Facilities Authority, Covenant Retirement Communities, Inc.

Series 2012C, Rev., 5.00%, 12/1/2021 (b)	75,000	77,698

Rev., 4.00%, 12/1/2022 (b)	130,000	138,564

Colorado Health Facilities Authority, Parkview Medical Center, Inc., Project

Series 2015A, Rev., 4.00%, 9/1/2022	80,000	83,729

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Colorado — continued

Rev., 5.00%, 9/1/2022	170,000	180,448

Rev., 5.00%, 9/1/2023	270,000	298,412

Colorado Health Facilities Authority, School Health System

Series 2019A, Rev., 5.00%, 1/1/2022	585,000	608,189

Series 2019A, Rev., 5.00%, 1/1/2023	145,000	157,431

Colorado Health Facilities Authority, The Evangelical Lutheran Good Samaritan Society Project Rev., 5.00%, 6/1/2022 (b)	140,000	148,385

Colorado Housing and Finance Authority, Multi-Family

Series 2019B-2, Class I, Rev., 1.35%, 2/1/2022	110,000	110,418

Series 2020A-2, Class I, Rev., 1.55%, 4/1/2023	100,000	100,802

Colorado State Education Loan Program

Series 2020A, Rev., TRAN, 3.00%, 6/29/2021	95,000	95,900

Series 2020A, Rev., TRAN, 4.00%, 6/29/2021	285,000	288,631

Colorado Water Resources & Power Development Authority State Revolving Fund

Series 2019A, Rev., 5.00%, 9/1/2021	150,000	153,637

Series 2019A, Rev., 5.00%, 9/1/2022	35,000	37,538

Colorado Water Resources & Power Development Authority, Clean Water

Series 2019A, Rev., 5.00%, 9/1/2021	30,000	30,728

Series 2010A, Rev., 4.00%, 9/1/2024	25,000	25,071

Counties of Gunnison, Watershed School District No. 1 Series 2014A, GO, 3.00%, 12/1/2021	25,000	25,534

County of Boulder, Flood Reconstruction Projects COP, 5.00%, 12/1/2021	160,000	160,571

County of Boulder, Open Space Capital Improvement

Series 2011-A, Rev., 4.00%, 7/15/2021	125,000	126,781

Series 2011-B, Rev., 5.25%, 7/15/2021 (b)	100,000	101,890

County of Eagle COP, 5.00%, 12/1/2021	245,000	253,619

SEE NOTES TO FINANCIAL STATEMENTS.

192	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Colorado — continued

County of Larimer, Jail Facilities Project COP, 5.00%, 12/1/2021	40,000	41,420

County of Pueblo, Building Acquisition Project

Series 2021B, COP, 4.00%, 9/15/2021	120,000	122,266

Series 2021B, COP, 4.00%, 9/15/2022	100,000	105,349

Series 2021B, COP, 4.00%, 9/15/2024	220,000	244,532

Dawson Ridge Metropolitan District No. 1 Series A, GO, Zero Coupon, 10/1/2022 (b)	155,000	154,437

Denver City & County School District No. 1

Series 2012B, GO, 4.00%, 12/1/2021	25,000	25,728

GO, 5.00%, 12/1/2021	35,000	36,281

Series 2010C, GO, 5.00%, 12/1/2021	50,000	51,829

Series 2005A, GO, NATL-RE, 5.25%, 12/1/2021	25,000	25,961

Series 2012B, GO, 4.00%, 12/1/2022	50,000	53,394

GO, 5.00%, 12/1/2022	20,000	21,707

Denver Wastewater Management Division Department of Public Works

Rev., 4.00%, 11/1/2021	20,000	20,516

Rev., 5.00%, 11/1/2021	40,000	41,298

Douglas County School District No. Re-1 Douglas and Elbert Counties

GO, 4.50%, 12/15/2021	295,000	305,101

GO, 5.00%, 12/15/2021	30,000	31,145

GO, 5.25%, 12/15/2021	265,000	275,634

El Paso County School District No. 20 Academy

GO, 4.00%, 12/15/2021	25,000	25,758

GO, 5.00%, 12/15/2022	25,000	27,101

Garfield Pitkin & Eagle Counties School District No. Re-1 Roaring Fork GO, 5.00%, 12/15/2021 (b)	25,000	25,956

Grand County School District No. 2 East Grand GO, 5.00%, 12/1/2021	60,000	62,177

Jefferson County School District R-1

GO, 5.00%, 12/15/2021	75,000	77,863

GO, 5.00%, 12/15/2022	65,000	70,596

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Colorado — continued

Larimer County School District No. R-1 Poudre

GO, 5.00%, 12/15/2021	25,000	25,954

GO, 4.00%, 12/15/2022	35,000	37,390

GO, 5.00%, 12/15/2022	30,000	32,583

Larimer Weld & Boulder County School District, R-2J Thompson GO, 3.25%, 12/15/2022	25,000	26,373

Mesa County Valley School District No. 51 Grand Junction GO, 4.00%, 12/1/2021	40,000	41,153

Metro Wastewater Reclamation District

Series 2019A, Rev., 5.00%, 4/1/2021	45,000	45,176

Series 2012A, Rev., 5.00%, 4/1/2022 (b)	25,000	26,312

Parker Water and Sanitation District GO, 4.00%, 8/1/2022	25,000	26,355

Platte River Power Authority

Series JJ, Rev., 5.00%, 6/1/2021	85,000	86,021

Series JJ, Rev., 5.00%, 6/1/2022	25,000	26,510

Regional Transportation District Series 2013A, COP, 5.00%, 6/1/2022	200,000	211,536

State of Colorado

Series 2011G, COP, 5.00%, 3/15/2021 (b)	100,000	100,176

Rev., TRAN, 4.00%, 6/25/2021	60,000	60,739

Series 2018A, COP, 5.00%, 12/15/2021	110,000	114,162

State of Colorado, Higher Education Capital Construction, Lease Purchase Financing Program

Series 2014A, COP, 5.00%, 11/1/2021	400,000	412,620

Series 2014A, COP, 5.00%, 11/1/2022	100,000	107,847

University of Colorado Hospital Authority

Series 2012A, Rev., 4.00%, 11/15/2021	50,000	51,319

Series 2017C-2, Rev., 5.00%, 3/1/2022 (c)	975,000	996,869

University of Colorado Hospital Authority, Health System Series 2019C, Rev., 5.00%, 11/15/2024 (c)	300,000	341,991

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	193

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Colorado — continued

University of Colorado, Enterprise System

Series 2011A, Rev., 4.13%, 6/1/2021 (b)	25,000	25,247

Series 2011B, Rev., 4.25%, 6/1/2021	210,000	212,106

Series 2016B-1, Rev., 5.00%, 6/1/2021	75,000	75,891

Series 2017A-1, Rev., 5.00%, 6/1/2021	75,000	75,891

Series A-3, Rev., 5.00%, 6/1/2021	30,000	30,356

Series 2012A-1, Rev., 4.00%, 6/1/2022	75,000	78,516

Series 2011B, Rev., 5.00%, 6/1/2022	70,000	74,156

Series 2012A-2, Rev., 5.00%, 6/1/2022 (b)	25,000	26,497

Series 2016B-1, Rev., 5.00%, 6/1/2022	40,000	42,375

Series A, Rev., 5.00%, 6/1/2023	50,000	55,245

West Metro Fire Protection District GO, 3.00%, 12/1/2021	30,000	30,641

Total Colorado		39,942,434

Connecticut — 3.6%

City of Bridgeport

Series 2012B, GO, AGM, 2.50%, 8/15/2021 (b)	25,000	25,256

GO, GAN, 1.50%, 12/9/2021	4,200,000	4,227,132

City of Bristol GO, 4.00%, 7/15/2021	35,000	35,499

City of Danbury GO, 5.00%, 7/15/2025	120,000	122,076

City of Hartford

Series 2011A, GO, GTD, 5.00%, 4/1/2021 (b)	105,000	105,407

Series 2014C, GO, GTD, 5.00%, 8/15/2021	50,000	51,065

City of Meriden

Series 2016B, GO, 4.00%, 5/15/2021	40,000	40,310

Series 2020B, GO, 5.00%, 7/1/2021	425,000	431,766

GO, 5.00%, 3/1/2022	25,000	26,195

City of New Haven

GO, AGM-CR, 4.50%, 3/1/2021 (b)	100,000	100,000

Series 2016A, GO, AGM, 5.00%, 8/15/2021 (b)	30,000	30,661

City of New London GO, 2.50%, 8/15/2021	100,000	100,999

City of Norwich GO, 5.00%, 8/1/2021	45,000	45,905

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Connecticut — continued

City of Stamford GO, 4.00%, 7/1/2021	20,000	20,254

City of Waterbury GO, AGM, 3.38%, 9/1/2021 (b)	50,000	50,801

Connecticut Housing Finance Authority, Housing Mortgage Finance Program

Subseries 2018C-3, Rev., VRDO, LIQ: TD Bank NA, 0.03%, 3/9/2021 (c)	5,040,000	5,040,000

Series 2016E-3, Rev., VRDO, LIQ:

Landesbank Hessen-Thueringen,

0.03%, 3/9/2021 (c)	9,570,000	9,570,000

Subseries A-4, Rev., 1.85%, 11/15/2021	70,000	70,771

Series 2012G-1, Rev., 2.10%, 11/15/2021	145,000	146,799

Subseries A-4, Rev., 2.10%, 11/15/2022	90,000	92,435

Connecticut State Health & Educational Facilities Authority, Bridgeport Hospital Series D, Rev., 5.00%, 7/1/2023	20,000	21,239

Connecticut State Health & Educational Facilities Authority, Connecticut State University System

Series L, Rev., 4.00%, 11/1/2021	125,000	128,031

Series M, Rev., 5.00%, 11/1/2021	350,000	360,805

Connecticut State Health & Educational Facilities Authority, Hartford Healthcare

Series 2011A, Rev., 4.00%, 7/1/2021 (b)	25,000	25,319

Rev., AGM-CR, 5.00%, 7/1/2021 (b)	175,000	177,816

Connecticut State Health & Educational Facilities Authority, Nuvance Health Series 2019A, Rev., 5.00%, 7/1/2021	125,000	126,761

Connecticut State Health & Educational Facilities Authority, Quinnipiac University Series L, Rev., 5.00%, 7/1/2021	60,000	60,957

Connecticut State Health & Educational Facilities Authority, Supported Child Care Rev., 5.00%, 7/1/2021	150,000	152,332

Connecticut State Health & Educational Facilities Authority, Trinity Health Credit Group Rev., 3.00%, 12/1/2023	100,000	107,047

Connecticut State Health & Educational Facilities Authority, Yale New Haven Health Series E, Rev., 5.00%, 7/1/2022	240,000	255,266

SEE NOTES TO FINANCIAL STATEMENTS.

194	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Connecticut — continued

Connecticut State Health & Educational Facilities Authority, Yale University

Series 2015A, Rev., 2.05%, 7/12/2021 (c)	120,000	120,845

Series U-1, Rev., 2.00%, 2/8/2022 (c)	455,000	462,803

Series 2014A, Rev., 1.10%, 2/7/2023 (c)	180,000	182,770

Series X-2, Rev., 0.25%, 2/9/2024 (c)	30,000	29,647

Metropolitan District (The)

Series 2019B, GO, 5.00%, 7/15/2021	100,000	101,734

Series 2016C, GO, AGM, 5.00%, 11/1/2021	100,000	103,114

Metropolitan District (The), Clean Water Project

Series 2020A, Rev., 5.00%, 10/1/2021	195,000	200,382

Series 2013A, Rev., 5.00%, 4/1/2022 (b)	100,000	105,246

South Central Connecticut Regional Water Authority, Water System Series B, Rev., 5.00%, 8/1/2022	75,000	80,069

State of Connecticut

Series 2013A, GO, (SIFMA Municipal Swap Index Yield + 0.75%), 0.78%, 3/1/2021 (e)	200,000	200,000

Series 2019A, GO, 5.00%, 4/15/2021	330,000	331,914

Series 2016B, GO, 5.00%, 5/15/2021	100,000	100,985

Series 2020C, GO, 3.00%, 6/1/2021	30,000	30,212

Series 2013E, GO, 5.00%, 8/15/2021	100,000	102,199

Series 2018E, GO, 5.00%, 9/15/2021	150,000	153,906

Series 2016E, GO, 5.00%, 10/15/2021	50,000	51,504

Series 2011D, GO, 4.00%, 11/1/2021	270,000	276,912

Series G, GO, 5.00%, 11/1/2021	340,000	350,962

Series 2021A, GO, 3.00%, 1/15/2022	1,250,000	1,280,500

Series 2015A, GO, 4.00%, 3/15/2022	25,000	25,986

Series 2017B, GO, 3.00%, 4/15/2022	100,000	103,141

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Connecticut — continued

Series 2019A, GO, 5.00%, 4/15/2022	150,000	158,064

Series 2011B, GO, 5.00%, 5/15/2022	225,000	227,187

Series 2016B, GO, 5.00%, 5/15/2022	40,000	42,305

Series 2011D, GO, 5.00%, 11/1/2022	425,000	438,498

Series 2021A, GO, 3.00%, 1/15/2023	1,180,000	1,238,670

Series 2017A, GO, 5.00%, 4/15/2023	150,000	164,790

Series 2012C, GO, 5.00%, 6/1/2023	100,000	105,766

Series 2014E, GO, 5.00%, 9/1/2023	350,000	390,250

Series 2013A, GO, 5.00%, 10/15/2023	330,000	369,669

Series 2011D, GO, 5.00%, 11/1/2023	150,000	154,753

Series 2014D, GO, 5.00%, 6/15/2024	100,000	114,566

Series 2011D, GO, 5.00%, 11/1/2024	330,000	340,411

Series 2012B, GO, AGM-CR, 5.00%, 4/15/2025	875,000	922,346

Series 2012B, GO, 5.00%, 4/15/2025	810,000	850,476

Series 2017A, GO, 5.00%, 4/15/2025	1,325,000	1,557,882

Series 2016B, GO, 5.00%, 5/15/2025	200,000	235,776

State of Connecticut Clean Water Fund, State Revolving Fund Series 2015A, Rev., 5.00%, 3/1/2023	25,000	27,380

State of Connecticut, Special Tax Transportation Infrastructure Purposes

Series 2015A, Rev., 5.00%, 8/1/2021	175,000	178,517

Series 2015B, Rev., 5.00%, 8/1/2021	75,000	76,508

Series 2014A, Rev., 5.00%, 9/1/2021	65,000	66,570

Series 2016A, Rev., 5.00%, 9/1/2021	75,000	76,811

Series 2013A, Rev., 5.00%, 10/1/2021	210,000	215,920

Series 2011A, Rev., 5.00%, 12/1/2021	40,000	41,451

Rev., 5.00%, 1/1/2022	90,000	93,591

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	195

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Connecticut — continued

Rev., 5.00%, 1/1/2024	300,000	325,596

Series 2016A, Rev., 5.00%, 9/1/2024	135,000	155,678

Town of Cromwell Series 2016A, GO, 4.00%, 8/1/2022	25,000	26,355

Town of East Lyme

GO, 5.00%, 7/15/2021	90,000	91,615

GO, BAN, 2.00%, 8/12/2021	295,000	297,292

Town of Enfield GO, BAN, 2.00%, 8/5/2021	40,000	40,302

Town of Griswold GO, BAN, 1.25%, 7/19/2021	7,160,000	7,183,270

Town of New Milford GO, BAN, 2.00%, 7/23/2021	280,000	281,974

Town of Newtown GO, 4.00%, 8/15/2021	20,000	20,349

Town of Southington GO, 3.38%, 1/15/2022 (b)	40,000	41,117

Town of Stratford GO, 5.00%, 12/15/2022 (b)	125,000	135,645

Town of Trumbull

Series 2020A, GO, 4.00%, 9/1/2021	25,000	25,479

GO, 4.00%, 9/1/2022	25,000	26,435

Town of Waterford GO, 4.00%, 3/15/2021	20,000	20,028

Town of Wethersfield GO, 4.00%, 3/1/2022	20,000	20,767

Town of Windham

Series B, GO, BAN, 2.00%, 9/30/2021	7,240,000	7,313,486

Series A, GO, 5.00%, 8/15/2023	355,000	393,574

University of Connecticut

Series 2016A, Rev., 5.00%, 3/15/2021	175,000	175,300

Series 2018A, Rev., 5.00%, 4/15/2021	125,000	125,706

Series 2014A, Rev., 5.00%, 2/15/2022	100,000	104,498

University of Connecticut, Special Obligation Student Fee Series 2012A, Rev., 5.00%, 11/15/2021	35,000	36,164

Total Connecticut		51,072,522

Delaware — 0.2%

City of Newark GO, 3.00%, 9/15/2022	30,000	31,311

City of Wilmington

GO, 4.00%, 6/1/2021	80,000	80,765

Series 2013A, GO, 4.00%, 10/1/2021	30,000	30,673

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Delaware — continued

County of New Castle GO, 5.00%, 4/1/2024	25,000	28,595

County of Sussex Series 2020A, GO, 5.00%, 3/15/2022	30,000	31,509

Delaware Economic Development Authority, Delmarva Power and Light Co. Project Series 2020A, Rev., 1.05%, 7/1/2025 (c)	715,000	724,810

Delaware Health Facilities Authority, Bayhealth Medical Center Project Series 2017A, Rev., 5.00%, 7/1/2021	115,000	116,846

Delaware Municipal Electric Corp. (The) Rev., 5.00%, 7/1/2024	605,000	614,323

Delaware Transportation Authority

Rev., 5.00%, 7/1/2021	205,000	208,319

Rev., 5.00%, 7/1/2022	150,000	159,729

Rev., 5.00%, 9/1/2025	100,000	118,980

State of Delaware

GO, 5.00%, 3/1/2021	45,000	45,000

Series 2010B, GO, 5.00%, 7/1/2021	30,000	30,483

Series 2009C, GO, 5.00%, 10/1/2021	70,000	71,978

GO, 5.00%, 3/1/2022	40,000	41,936

University of Delaware

Rev., 5.00%, 11/1/2021	755,000	779,288

Series 2013A, Rev., 5.00%, 5/1/2023 (b)	25,000	27,567

Wilmington Parking Authority (The)

Rev., GTD, 5.00%, 3/15/2021	25,000	25,044

Rev., GTD, 5.00%, 3/15/2022	75,000	78,773

Total Delaware		3,245,929

District of Columbia — 0.5%

District of Columbia

Series 2013A, GO, 5.00%, 6/1/2021	150,000	151,809

Series 2015A, GO, 5.00%, 6/1/2021	30,000	30,362

Series 2016D, GO, 5.00%, 6/1/2021	25,000	25,301

Series 2011A, Rev., 5.00%, 12/1/2021 (b)	75,000	77,727

Series 2013A, GO, 5.00%, 6/1/2022	115,000	121,962

Series 2014D, GO, 5.00%, 6/1/2022	40,000	42,422

Series 2015A, GO, 5.00%, 6/1/2022	20,000	21,211

Series 2016D, GO, 5.00%, 6/1/2022	30,000	31,816

Series 2017A, GO, 5.00%, 6/1/2022	25,000	26,513

Series 2018A, GO, 5.00%, 6/1/2022	25,000	26,514

SEE NOTES TO FINANCIAL STATEMENTS.

196	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

District of Columbia — continued

District of Columbia Housing Finance Agency, Multi-Family Development Program Series 2019B-2, Rev., FHA, 1.70%, 3/1/2023	165,000	168,122

District of Columbia Housing Finance Agency, Strand Residence Project Rev., 1.45%, 8/1/2022 (c)	1,025,000	1,040,724

District of Columbia, Children’s Hospital Obligated Group

Rev., 5.00%, 7/15/2021	115,000	116,999

Rev., 5.00%, 7/15/2022	180,000	191,527

Rev., 5.00%, 7/15/2023	500,000	554,115

District of Columbia, Federal Highway Rev., GAN, 5.00%, 12/1/2024	175,000	203,327

District of Columbia, Gallery Place Project

5.00%, 6/1/2021	25,000	25,300

5.00%, 6/1/2024	100,000	101,188

District of Columbia, Howard University

Series 2011A, Rev., 6.25%, 4/1/2021 (b)	585,000	587,802

Series 2011A, Rev., 6.50%, 4/1/2021 (b)	750,000	753,743

District of Columbia, Income Tax

Series 2019C, Rev., 5.00%, 10/1/2021	115,000	118,263

Series 2011A, Rev., 4.00%, 12/1/2021	60,000	61,743

Series 2012C, Rev., 4.00%, 12/1/2021	25,000	25,726

Series F, Rev., 4.00%, 12/1/2021	105,000	108,050

Series 2012A, Rev., 5.00%, 12/1/2021	195,000	202,119

Series 2014A, Rev., 5.00%, 12/1/2021	130,000	134,746

Series C, Rev., 5.00%, 12/1/2021	50,000	51,826

Series F, Rev., 5.00%, 12/1/2021	60,000	62,191

Series 2014A, Rev., 5.00%, 12/1/2022	20,000	21,688

Series 2014A, Rev., 5.00%, 12/1/2023	25,000	28,207

Series 2012A, Rev., 5.00%, 12/1/2026	200,000	216,348

District of Columbia, Water and Sewer Authority, Public Utility, Senior Lien

Series 2017B, Rev., 5.00%, 10/1/2022	50,000	53,818

Rev., AGM, 5.50%, 10/1/2023	180,000	195,149

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

District of Columbia — continued

District of Columbia, Water and Sewer Authority, Public Utility, Subordinate Lien

Series 2015A, Rev., 4.00%, 10/1/2021	70,000	71,567

Series 2014C, Rev., 5.00%, 10/1/2021	70,000	71,973

Series 2014C, Rev., 5.00%, 10/1/2024	25,000	29,064

Metropolitan Washington Airports Authority

Series 2010F-1, Rev., 5.00%, 10/1/2021	40,000	41,118

Series 2016B, Rev., 5.00%, 10/1/2021	100,000	102,795

Washington Convention and Sports Authority, Senior Lien Dedicated Tax Refunding Series 2018A, Rev., 5.00%, 10/1/2021	400,000	408,056

Total District of Columbia		6,302,931

Florida — 4.6%

Board of Governors State University System of Florida, University System Improvement

Series 2014A, Rev., 5.00%, 7/1/2021	20,000	20,318

Series 2017B, Rev., 5.00%, 7/1/2021	50,000	50,796

Series 2014A, Rev., 5.00%, 7/1/2022	165,000	175,519

Series 2014A, Rev., 5.00%, 7/1/2023	40,000	44,115

Brevard County Health Facilities Authority, Health First, Inc., Project Rev., 5.00%, 4/1/2021	310,000	311,150

Brevard County School District

COP, 5.00%, 7/1/2021	125,000	126,981

Series 2013A, COP, 5.00%, 7/1/2021	110,000	111,743

Series 2015C, COP, 5.00%, 7/1/2021	35,000	35,555

COP, 5.00%, 7/1/2022	25,000	26,587

Broward County Housing Finance Authority, Prospect Park Apartments Series 2019C, Rev., 1.40%, 5/1/2021 (c)	100,000	100,196

Capital Trust Agency, Inc., Alexander Apartments Project

Series 2011A, Rev., 6.00%, 7/1/2021 (b)	335,000	341,244

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	197

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Florida — continued

Series 2011A, Rev., 6.75%, 7/1/2021 (b)	300,000	306,324

Capital Trust Agency, Inc., Council Towers Apartments Project Series 2020A, Rev., 0.80%, 3/1/2022 (c)	10,450,000	10,498,802

Capital Trust Agency, Inc., Mission Springs Apartments Project Series A, Rev., 4.25%, 12/1/2022 (b)	595,000	664,157

Citizens Property Insurance, Inc., Senior Secured Series A-1, Rev., 5.00%, 6/1/2021	75,000	75,889

City of Apopka, Utility System

Rev., 4.00%, 10/1/2021	20,000	20,442

Rev., 5.00%, 10/1/2023	30,000	32,235

City of Bradenton, Special Obligation Rev., 4.00%, 9/1/2022	25,000	26,396

City of Cape Coral, Water and Sewer

Rev., AGM, 5.00%, 10/1/2021 (b)	135,000	138,774

Series 2011A, Rev., AGM, 5.00%, 10/1/2021 (b)	105,000	107,966

City of Clearwater, Stormwater System

Rev., 4.00%, 11/1/2021	30,000	30,768

Rev., 4.75%, 11/1/2022	35,000	37,662

City of Clearwater, Water and Sewer

Rev., 5.00%, 12/1/2021	110,000	113,996

Rev., 5.00%, 12/1/2022	50,000	54,212

City of Cocoa, Water and Sewer System Series 2018A, Rev., 3.00%, 10/1/2021	50,000	50,829

City of Fort Myers, Utility System Series 2019A, Rev., 4.00%, 10/1/2023	100,000	109,155

City of Hallandale Beach, Capital Improvement Rev., 5.00%, 10/1/2023	25,000	27,888

City of Jacksonville

Series 2010B, Rev., 5.00%, 10/1/2021	300,000	308,316

Series 2012C, Rev., 5.00%, 10/1/2021	150,000	154,158

Series 2012A, Rev., 4.25%, 10/1/2022 (b)	45,000	47,875

Series 2012A, Rev., 5.00%, 10/1/2022 (b)	240,000	258,170

Series 2020A, Rev., 5.00%, 10/1/2022	250,000	268,762

Series 2012C, Rev., 5.00%, 10/1/2025	150,000	160,926

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Florida — continued

City of Jacksonville, Health Care Facilities

Series 2012B, Rev., 5.00%, 10/1/2021	225,000	231,143

Series 2012B, Rev., 5.00%, 10/1/2022	145,000	155,714

City of Jacksonville, Health Care Facilities, Brooks Rehabilitation Project Series 2019A, Rev., 4.00%, 8/15/2023	265,000	286,062

City of Jacksonville, Sales Tax Rev., 5.00%, 10/1/2024	100,000	107,417

City of Kissimmee, Capital Improvement, Sales Tax Rev., 5.00%, 10/1/2021	50,000	51,410

City of Lakeland, Department of Electric Utilities Rev., 5.00%, 10/1/2021	315,000	323,861

City of Lakeland, Water and Wastewater Series 2012A, Rev., 5.00%, 10/1/2023	25,000	25,692

City of Miami Beach, Stormwater

Series 2011A, Rev., 4.13%, 9/1/2021 (b)	100,000	101,960

Series 2011A, Rev., 4.75%, 9/1/2021 (b)	110,000	112,497

Series 2011A, Rev., 5.00%, 9/1/2021	125,000	127,986

Series 2011A, Rev., 5.25%, 9/1/2021 (b)	100,000	102,519

City of Miramar, Utility System Rev., 5.00%, 10/1/2021	40,000	41,128

City of Mount Dora, Capital Improvement Rev., 4.00%, 11/1/2021	100,000	102,391

City of Oakland Park, Water and Sewer Rev., 5.00%, 9/1/2022	30,000	32,147

City of Ocoee Rev., 4.00%, 10/1/2021	20,000	20,430

City of Orlando, Capital Improvement

Series 2018B, Rev., 5.00%, 10/1/2023	50,000	55,956

Series 2016B, Rev., 5.00%, 10/1/2024	25,000	29,005

City of Orlando, Development Tax

Series 2014A, Rev., 5.00%, 11/1/2021 (b)	35,000	36,118

Series 2014A, Rev., 5.00%, 5/1/2024 (b)	20,000	22,842

City of Orlando, Waste Water System Rev., 5.00%, 10/1/2021	50,000	51,410

SEE NOTES TO FINANCIAL STATEMENTS.

198	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Florida — continued

City of Palm Beach Gardens Series 2011A, Rev., 3.38%, 5/1/2021	125,000	125,600

City of Palm Coast Rev., 5.00%, 10/1/2021	75,000	77,070

City of Pembroke Pines, Capital Improvement Rev., AGM, 5.00%, 12/1/2021	100,000	103,590

City of Sarasota, St. Armands Paid Parking Area Improvements Series 2017A, Rev., 4.00%, 10/1/2023	25,000	27,289

City of Sarasota, Water and Sewer System Rev., 5.00%, 10/1/2021	50,000	51,410

City of St. Petersburg

Rev., 3.00%, 10/1/2021	25,000	25,407

Series 2013A, Rev., 3.00%, 10/1/2022	30,000	31,320

City of St. Petersburg, Public Utility Series 2014B, Rev., 5.00%, 10/1/2021	50,000	51,395

City of Sunrise GO, 5.00%, 7/1/2021	50,000	50,802

City of Tallahassee

Rev., 5.00%, 10/1/2021	45,000	46,269

Rev., 5.00%, 10/1/2022	25,000	26,909

City of Tallahassee, Energy System Rev., 5.00%, 10/1/2021	35,000	35,976

City of Tallahassee, Utility System Rev., 5.00%, 10/1/2021	225,000	231,343

City of Tampa

Rev., 5.00%, 9/1/2021	140,000	143,238

Series 2012B, Rev., 5.00%, 10/1/2021 (b)	140,000	143,955

Series 2012A, Rev., 5.00%, 11/15/2025	215,000	226,090

City of Tampa, Sales Tax Rev., 5.00%, 10/1/2022	200,000	215,108

City of Tampa, Water and Sewer Improvement System Rev., 5.00%, 10/1/2021 (b)	210,000	215,931

City of Venice GO, 5.00%, 2/1/2022	35,000	36,550

City of West Palm Beach, Utility System

Series 2012A, Rev., 4.00%, 10/1/2021	50,000	51,120

Series 2011A, Rev., 5.00%, 10/1/2021	110,000	113,101

Series 2017C, Rev., 5.00%, 10/1/2022	25,000	26,909

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Florida — continued

County of Brevard, Water and Wastewater Utility Rev., 5.00%, 9/1/2022	80,000	85,788

County of Citrus, Non-Ad Valorem Rev., 4.00%, 10/1/2021	50,000	51,120

County of Citrus, Water & Wastewater System Rev., 5.00%, 10/1/2021	40,000	41,116

County of Collier

Rev., 5.00%, 10/1/2021	220,000	226,202

Series 2010B, Rev., 5.00%, 10/1/2021	30,000	30,845

Rev., 5.00%, 10/1/2023	65,000	66,813

County of Hillsborough, Capital Improvement Program Rev., 5.00%, 8/1/2021	70,000	71,407

County of Hillsborough, Communications Services Tax Rev., 5.00%, 10/1/2024	35,000	40,649

County of Hillsborough, Community Investment Rev., 5.00%, 11/1/2023	135,000	150,719

County of Hillsborough, Utility Rev., 5.00%, 8/1/2021	45,000	45,904

County of Lee County, Water and Sewer

Series 2013A, Rev., 5.00%, 10/1/2021	40,000	41,128

Series 2013B, Rev., 5.00%, 10/1/2021	70,000	71,973

Series 2013B, Rev., 5.00%, 10/1/2022	55,000	58,792

County of Lee, Tourist Development Tax

Series 2019A, Rev., 3.00%, 10/1/2021	50,000	50,829

Series 2019A, Rev., 5.00%, 10/1/2024	25,000	28,546

County of Lee, Transportation Facilities Rev., AGM, 5.00%, 10/1/2024	200,000	229,124

County of Manatee, Improvement Rev., 5.00%, 10/1/2021	55,000	56,550

County of Manatee, Public Utilities

Rev., 5.00%, 10/1/2021	90,000	92,537

Rev., 5.00%, 10/1/2022	50,000	53,819

County of Martin, Consolidated Utilities System Series 2016A, Rev., 5.00%, 10/1/2021	40,000	41,128

County of Martin, Half-Cent Sales Tax Rev., 5.00%, 7/1/2022	30,000	31,929

County of Miami-Dade Series 2012B, Rev., 5.00%, 10/1/2022 (b)	455,000	489,826

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	199

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Florida — continued

County of Miami-Dade, Aviation Series 2012B, Rev., 5.00%, 10/1/2024	280,000	301,277

County of Miami-Dade, Building Better Communities Program

GO, 4.00%, 7/1/2021 (b)	160,000	162,045

Series 2011A, GO, 4.00%, 7/1/2021 (b)	25,000	25,319

Series 2016A, GO, 5.00%, 7/1/2021	90,000	91,451

Series 2013A, GO, 5.00%, 7/1/2022	45,000	47,894

Series 2015-D, GO, 5.00%, 7/1/2022	40,000	42,572

Series 2016A, GO, 5.00%, 7/1/2024	30,000	34,476

County of Miami-Dade, Capital Asset Acquisition

Series 2016A, Rev., 3.00%, 4/1/2021	20,000	20,045

Series 2011A, Rev., 4.38%, 4/1/2021 (b)	190,000	190,650

Series 2016B, Rev., 5.00%, 4/1/2021	20,000	20,077

Series A, Rev., 5.00%, 4/1/2021	125,000	125,484

Series 2016B, Rev., 5.00%, 4/1/2022	50,000	52,589

Series 2017A, Rev., 5.00%, 4/1/2022	120,000	126,214

County of Miami-Dade, Parks Program

Series 2011B, GO, 4.00%, 11/1/2021	30,000	30,772

Series 2015A, GO, 5.00%, 11/1/2021	20,000	20,647

Series 2011B, GO, 3.50%, 11/1/2022	30,000	30,662

Series 2015A, GO, 5.00%, 11/1/2022	25,000	27,006

County of Miami-Dade, Public Facilities, Jackson Healthcare Corp. Series 2005B, Rev., NATL-RE, 5.00%, 6/1/2021	100,000	101,175

County of Miami-Dade, Public Health Trust Program

Series 2016A, GO, 5.00%, 7/1/2021	30,000	30,481

Series 2016A, GO, 5.00%, 7/1/2022	30,000	31,929

County of Miami-Dade, Seaport Department Series 2011C, GO, 4.75%, 10/1/2021	25,000	25,671

County of Miami-Dade, Transit System, Sales Surtax

Rev., 5.00%, 7/1/2021	100,000	101,555

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Florida — continued

Rev., 5.00%, 7/1/2022 (b)	150,000	159,616

Rev., 5.00%, 7/1/2023	215,000	237,119

County of Miami-Dade, Water and Sewer System

Series 2008B, Rev., AGM, 5.25%, 10/1/2021	165,000	169,841

Series 2013A, Rev., 5.00%, 10/1/2022 (b)	45,000	48,444

Series 2013B, Rev., 5.00%, 10/1/2023 (b)	50,000	56,105

County of Okaloosa, Sales Tax Rev., 5.00%, 10/1/2022	40,000	43,055

County of Okaloosa, Sales Tax, Improvement Rev., 5.00%, 10/1/2021	100,000	102,819

County of Okeechobee, Solid Waste Disposal, Waste Management, Inc., Okeechobee Landfill Project Rev., 1.55%, 7/1/2021 (c)	75,000	75,342

County of Orange, Capital Improvement Rev., 5.00%, 10/1/2021	25,000	25,705

County of Orange, Sales Tax

Series 2012B, Rev., 5.00%, 1/1/2022 (b)	50,000	52,021

Series 2012C, Rev., 5.00%, 1/1/2022	110,000	114,426

County of Osceola, Infrastructure Sales Surtax Rev., 5.00%, 10/1/2021	250,000	256,618

County of Osceola, Sales Tax Series 2016A, Rev., 4.00%, 10/1/2021	165,000	168,490

County of Palm Beach, Public Improvement

Rev., 4.00%, 6/1/2021	85,000	85,811

Rev., 5.00%, 6/1/2022	25,000	26,507

Rev., 5.00%, 6/1/2024	30,000	31,766

County of Palm Beach, Public Improvement Bonds, Convention Center Project Rev., 5.00%, 11/1/2021 (b)	385,000	397,439

County of Palm Beach, Recreational and Cultural Facilities GO, 5.00%, 7/1/2022	70,000	74,501

County of Palm Beach, Water and Sewer

Rev., 4.00%, 10/1/2021	230,000	235,150

Rev., 5.00%, 10/1/2023 (b)	25,000	28,052

County of Palm Beach, Water and Sewer, FPL Reclaimed Water Project Rev., 5.00%, 10/1/2022	35,000	37,673

SEE NOTES TO FINANCIAL STATEMENTS.

200	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Florida — continued

County of Pasco, Half-Cent Sales Tax and Improvement Series 2013A, Rev., 5.00%, 12/1/2022	55,000	59,602

County of Pasco, Water & Sewer Series 2014A, Rev., 5.00%, 10/1/2022	25,000	26,897

County of Pinellas, Sewer Rev., 5.00%, 10/1/2022 (b)	40,000	43,028

County of Polk, Utility System Rev., 5.00%, 10/1/2022	55,000	59,200

County of Sarasota, Infrastructure Sales Surtax

Rev., 4.00%, 10/1/2021	145,000	148,247

Rev., 5.00%, 10/1/2021	50,000	51,409

Rev., 5.00%, 10/1/2022	45,000	48,437

County of Sarasota, Utility System Rev., 5.00%, 10/1/2022	40,000	43,055

County of Seminole, Water and Sewer Series 2015B, Rev., 5.00%, 10/1/2021	25,000	25,700

County of St. Johns, Water & Sewer Rev., 5.00%, 6/1/2022	20,000	21,206

Escambia County Housing Finance Authority, Multi County Program Series 2019B, Rev., GNMA COLL, 1.65%, 4/1/2023	95,000	96,993

Escambia County School Board

Rev., 5.00%, 9/1/2022	115,000	123,176

Rev., 5.00%, 9/1/2023	125,000	138,978

Florida Atlantic University Finance Corp., Student Housing Project Series 2012A, Rev., 4.00%, 7/1/2021	75,000	75,667

Florida Department of Children & Families, Civil Commitment COP, 5.00%, 10/1/2021	75,000	77,101

Florida Department of Environmental Protection

Series 2011B, Rev., 5.00%, 7/1/2021	155,000	157,468

Series 2012A, Rev., 5.00%, 7/1/2021	100,000	101,592

Series 2014-A, Rev., 5.00%, 7/1/2021	20,000	20,318

Series 2015A, Rev., 5.00%, 7/1/2021	30,000	30,478

Series 2016A, Rev., 5.00%, 7/1/2022	75,000	79,781

Series 2018A, Rev., 5.00%, 7/1/2022	125,000	132,969

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Florida — continued

Florida Department of Management Services

Series 2015A, COP, 5.00%, 8/1/2021	1,345,000	1,372,035

Series 2015A, COP, 5.00%, 8/1/2022	165,000	176,200

Series 2018A, COP, 5.00%, 11/1/2022	50,000	53,758

Florida Development Finance Corp., Nova Southeastern University Project Series 2020A, Rev., 5.00%, 4/1/2021	185,000	185,640

Florida Gulf Coast University Financing Corp., Housing Project

Rev., 5.00%, 2/1/2022	215,000	223,912

Series 2020A, Rev., 5.00%, 2/1/2022	150,000	156,217

Series 2017A, Rev., 5.00%, 8/1/2022	100,000	106,390

Series 2020A, Rev., 5.00%, 2/1/2023	120,000	130,200

Series 2020A, Rev., 5.00%, 2/1/2024	125,000	140,609

Series 2020A, Rev., 5.00%, 2/1/2025	115,000	133,601

Florida Higher Educational Facilities Financial Authority, University of Tampa Project Series 2012A, Rev., AGM, 4.50%, 4/1/2022 (b)	100,000	104,650

Florida Housing Finance Corp., Emerald Villas Phase 2 Series 2019A, Rev., 2.00%, 8/1/2021	125,000	125,983

Florida Housing Finance Corp., Multi-Family Housing, Azure Estates Series 2019J, Rev., 1.45%, 3/1/2022 (c)	100,000	101,113

Florida Housing Finance Corp., Multi-Family Mortgage, Parrish Oaks Series 2020A, Rev., 1.25%, 2/1/2022 (c)	375,000	378,664

Florida Municipal Loan Council, Lighthouse Point Series 2019A, Rev., 5.00%, 8/1/2022	30,000	32,010

Florida Municipal Power Agency

Series 2016A, Rev., 5.00%, 10/1/2021	95,000	97,588

Series 2016A, Rev., 5.00%, 10/1/2023	65,000	72,599

Series 2016A, Rev., 5.00%, 10/1/2024	100,000	115,713

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	201

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Florida — continued

Florida Municipal Power Agency, Stanton II Project

Series 2012A, Rev., 5.00%, 10/1/2021	220,000	225,940

Series 2012A, Rev., 5.00%, 10/1/2023	390,000	418,150

Florida Ports Financing Commission, State Transportation Trust Fund

Series 2011A, Rev., 5.00%, 10/1/2022	30,000	30,817

Series 2011A, Rev., 5.00%, 10/1/2023	100,000	102,742

Series 2011A, Rev., 5.00%, 10/1/2025	100,000	102,724

Florida State Board of Governors, International University Dormitory

Series 2013A, Rev., 5.00%, 5/1/2021	20,000	20,158

Series 2011A, Rev., 3.00%, 7/1/2021	20,000	20,182

Florida State Board of Governors, State University Mandatory School Fee Series 2010A, Rev., 5.00%, 7/1/2024	500,000	506,695

FSU Financial Assistance, Inc. Series 2012A, Rev., 3.00%, 10/1/2021	25,000	25,385

Hillsborough County School Board, Master Lease Program

Series 2015A, COP, 5.00%, 7/1/2021	35,000	35,561

Series 2012A, COP, 5.00%, 7/1/2022 (b)	150,000	159,687

Inland Protection Financing Corp.

Series 2019A, Rev., 5.00%, 7/1/2022	50,000	53,215

Series 2019A, Rev., 5.00%, 7/1/2023	30,000	33,279

Jacksonville Transportation Authority, Senior Lien Gas Tax Rev., 5.00%, 8/1/2024	25,000	28,712

JEA Electric System

Series 2012A, Rev., 5.00%, 4/1/2021 (b)	35,000	35,136

Series 2014A, Rev., 5.00%, 10/1/2021	100,000	102,778

JEA Water and Sewer System

Series 2008A-1, Rev., VRDO, LIQ: U.S. Bank NA, 0.02%, 3/1/2021 (c)	15,000,000	15,000,000

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Florida — continued

Series 2017A, Rev., 5.00%, 10/1/2021 (b)	635,000	652,564

Lakeland Educational Facilities, Southern College Project Rev., 5.00%, 11/15/2021	125,000	129,040

Lee County School Board (The)

Series 2012B, COP, 3.00%, 8/1/2021	150,000	151,737

Series 2020A, COP, 5.00%, 8/1/2021	125,000	127,481

Series 2012B, COP, 3.00%, 8/1/2022	255,000	261,470

Series 2012B, COP, 4.00%, 8/1/2022	100,000	105,333

Lee Memorial Health System

Series 2019A-1, Rev., 5.00%, 4/1/2022	200,000	210,020

Series A-1, Rev., 5.00%, 4/1/2025	120,000	140,071

Martin County Health Facilities Authority, Martin Memorial Medical Center

Rev., 5.00%, 11/15/2022 (b)	25,000	27,034

Rev., 4.25%, 11/15/2024 (b)	105,000	119,676

Miami Beach Health Facilities Authority, Mount Sinai Medical Center Rev., 5.00%, 11/15/2021	175,000	180,213

Miami-Dade County Housing Finance Authority

Rev., 0.60%, 12/1/2021 (c)	325,000	325,218

Rev., 1.40%, 4/1/2022 (c)	485,000	487,900

Miami-Dade County Housing Finance Authority, Liberty Square Phase Two Project Rev., 1.42%, 5/1/2022 (c)	325,000	329,062

Monroe County School District Series 2018A, COP, 4.00%, 6/1/2021	105,000	105,985

New Smyrna Beach Utilities Commission Rev., 5.00%, 10/1/2022	65,000	69,964

Orange County Health Facilities Authority, Orlando Health, Inc. Series 2016A, Rev., 5.00%, 10/1/2023	95,000	105,976

Orange County Housing Finance Authority, Willow Key Apartments Series 2019A, Rev., 1.90%, 4/1/2021 (c)	975,000	976,297

Orange County School Board

Series 2013A, COP, 5.00%, 8/1/2021	250,000	254,973

SEE NOTES TO FINANCIAL STATEMENTS.

202	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Florida — continued

Series 2015D, COP, 5.00%, 8/1/2021	125,000	127,486

Series 2015D, COP, 5.00%, 8/1/2023	200,000	221,770

Orlando Utilities Commission

Series 2011C, Rev., 4.00%, 10/1/2021	50,000	51,122

Series 2011B, Rev., 5.00%, 10/1/2021	145,000	149,096

Series 2011C, Rev., 5.00%, 10/1/2021	185,000	190,226

Series 2013A, Rev., 5.00%, 10/1/2021	70,000	71,977

Series 2016A, Rev., 5.00%, 10/1/2021	70,000	71,978

Series 2011C, Rev., 4.00%, 10/1/2022	55,000	58,342

Series 2011C, Rev., 5.00%, 10/1/2022	100,000	107,654

Series 2013A, Rev., 5.00%, 10/1/2022	50,000	53,827

Series 2010C, Rev., 5.25%, 10/1/2022	95,000	102,646

Series 2011B, Rev., 5.00%, 10/1/2023	50,000	51,383

Series 2016A, Rev., 5.00%, 10/1/2023	25,000	28,019

Orlando-Orange County Expressway Authority Rev., AGM, 5.00%, 7/1/2025	110,000	116,422

Palm Beach County Health Facilities Authority, Baptist Health South Florida Obligated Group

Rev., 5.00%, 8/15/2021	160,000	163,333

Rev., 5.00%, 8/15/2022	240,000	255,938

Rev., 5.00%, 8/15/2024	495,000	568,681

Palm Beach County School District

Series 2015B, COP, 5.00%, 8/1/2021	150,000	152,996

Series 2018A, COP, 5.00%, 8/1/2021	35,000	35,699

Series 2012A, COP, 5.00%, 8/1/2022 (b)	25,000	26,715

Series 2018B, COP, 5.00%, 8/1/2023	20,000	22,264

Series 2017B, COP, 5.00%, 8/1/2025	25,000	29,752

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Florida — continued

Palm Beach County Solid Waste Authority

Rev., 4.00%, 10/1/2021	25,000	25,534

Rev., 5.00%, 10/1/2021	60,000	61,631

Rev., 5.00%, 10/1/2022	375,000	385,350

Rev., 5.00%, 10/1/2023	100,000	102,766

Pasco County School Board

Series 2018A, COP, 4.00%, 8/1/2021	145,000	147,205

Series 2013A, COP, 5.00%, 8/1/2021	675,000	688,055

Rev., 5.00%, 10/1/2021	100,000	102,463

Peace River Manasota Regional Water Supply Authority Rev., 5.00%, 10/1/2021	100,000	102,789

Polk County School District Rev., 5.00%, 10/1/2023	25,000	27,943

Reedy Creek Improvement District, Ad Valorem Tax

Series 2013A, GO, 5.00%, 6/1/2021	25,000	25,297

Series A, GO, 5.00%, 6/1/2022	65,000	68,876

Riviera Beach Utility Special District Rev., 5.00%, 10/1/2021	25,000	25,690

Sarasota County Public Hospital District, Sarasota Memorial Hospital Series 1998B, Rev., NATL-RE, 5.25%, 7/1/2024	435,000	490,054

School Board of Miami-Dade County (The)

GO, 5.00%, 3/15/2021	20,000	20,035

Series 2015A, COP, 5.00%, 5/1/2021	135,000	136,061

Series 2006C, COP, AMBAC, 5.00%, 10/1/2021	100,000	102,783

Series 2014D, COP, 5.00%, 11/1/2021	70,000	72,228

Series 2015D, COP, 5.00%, 2/1/2024	300,000	338,391

School District of Broward County

Rev., TAN, 2.00%, 6/30/2021	170,000	171,056

Series 2015A, COP, 5.00%, 7/1/2021	80,000	81,268

Series A, COP, 5.00%, 7/1/2021	235,000	238,725

GO, 5.00%, 7/1/2022	25,000	26,604

Series 2012A, COP, 5.00%, 7/1/2024	125,000	132,510

Series 2015B, COP, 5.00%, 7/1/2024	115,000	132,036

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	203

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Florida — continued

Seminole County School Board

Series 2012B, COP, 5.00%, 7/1/2021	100,000	101,585

Series 2012B, COP, 5.00%, 7/1/2024	195,000	206,716

South Broward Hospital District, Memorial Healthcare System

Rev., 5.00%, 5/1/2021	120,000	120,935

Rev., 5.00%, 5/1/2024	170,000	193,424

South Florida Water Management District COP, 5.00%, 10/1/2022	300,000	322,464

St. Johns County School Board Series 2020A, COP, 5.00%, 7/1/2023	20,000	22,141

St. Lucie County School Board Series 2015A, COP, 5.00%, 7/1/2021	30,000	30,463

State of Florida Board of Education, Public Education Capital Outlay Series 2011D, GO, 5.00%, 6/1/2021	325,000	328,910

State of Florida Department of Transportation

Rev., 5.00%, 7/1/2021	80,000	81,284

Rev., 5.00%, 7/1/2024	35,000	40,323

State of Florida Department of Transportation Turnpike System

Series 2011A, Rev., 5.00%, 7/1/2021	70,000	71,126

Series 2012A, Rev., 5.00%, 7/1/2021	50,000	50,804

Series 2013A, Rev., 5.00%, 7/1/2021	90,000	91,448

Series 2014A, Rev., 5.00%, 7/1/2021	25,000	25,402

Series 2016B, Rev., 5.00%, 7/1/2021	135,000	137,172

Series 2017A, Rev., 5.00%, 7/1/2021	510,000	518,206

Series 2019B, Rev., 5.00%, 7/1/2021	35,000	35,563

Series 2012A, Rev., 5.00%, 7/1/2022	325,000	345,898

Series 2014A, Rev., 5.00%, 7/1/2022	30,000	31,929

Series 2016A, Rev., 5.00%, 7/1/2022	80,000	85,144

Series 2016B, Rev., 5.00%, 7/1/2022	100,000	106,430

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Florida — continued

Series 2019A, Rev., 5.00%, 7/1/2022	85,000	90,466

Series 2016C, Rev., 5.00%, 7/1/2023	25,000	27,745

State of Florida, Capital Outlay

Series 2012A, GO, 4.00%, 6/1/2021	185,000	186,759

Series 2012B, GO, 4.00%, 6/1/2021	150,000	151,434

Series 2008F, GO, 4.50%, 6/1/2021	25,000	25,269

Series 2008F, GO, 5.00%, 6/1/2021	30,000	30,361

Series 2011D, GO, 5.00%, 6/1/2021	150,000	151,804

Series 2011F, GO, 5.00%, 6/1/2021	25,000	25,301

Series 2012B, GO, 5.00%, 6/1/2021	60,000	60,719

Series 2013A, GO, 5.00%, 6/1/2021	80,000	80,958

Series 2013C, GO, 5.00%, 6/1/2021	70,000	70,839

Series 2015E, GO, 5.00%, 6/1/2021	50,000	50,599

Series 2016B, GO, 5.00%, 6/1/2021	25,000	25,299

Series 2017A, GO, GTD, 5.00%, 6/1/2021	40,000	40,479

Series 2017C, GO, 5.00%, 6/1/2021	25,000	25,300

Series 2019A, GO, 5.00%, 6/1/2021	65,000	65,779

Series 2013A, GO, 5.00%, 6/1/2022	25,000	26,504

Series 2015A, GO, 5.00%, 6/1/2022	25,000	26,504

Series 2015B, GO, 5.00%, 6/1/2022	210,000	222,631

Series 2016E, GO, 5.00%, 6/1/2022	20,000	21,203

Series 2017A, GO, GTD, 5.00%, 6/1/2022	25,000	26,504

Series 2014A, GO, 5.00%, 6/1/2023	25,000	27,658

State of Florida, Department of Transportation, Right-of- Way Acquisition and Bridge Construction

GO, 5.00%, 7/1/2022	90,000	95,774

Series 2011B, GO, 5.00%, 7/1/2023	55,000	55,881

GO, 5.00%, 7/1/2024	150,000	152,399

State of Florida, State Board of Education, Lottery

Series 2010F, Rev., 5.00%, 7/1/2021	160,000	160,587

Series 2011A, Rev., 5.00%, 7/1/2021	365,000	370,848

Sunshine State Governmental Financing Commission, Coral Gables Program Series 2018B, Rev., 5.00%, 10/1/2022	35,000	37,673

Tampa Bay Water, Regional Water Supply Authority, Utility System

Rev., 5.00%, 10/1/2021	30,000	30,840

Rev., NATL-RE, 5.50%, 10/1/2021	405,000	417,519

Rev., NATL-RE, 5.50%, 10/1/2022	50,000	54,171

SEE NOTES TO FINANCIAL STATEMENTS.

204	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Florida — continued

Tampa-Hillsborough County Expressway Authority Series 2012A, Rev., 4.00%, 7/1/2022 (b)	100,000	105,060

Tohopekaliga Water Authority, Utility System Rev., 4.00%, 10/1/2021	175,000	178,918

Town of Palm Beach, Public Improvement Series 2016A, Rev., 5.00%, 1/1/2023	25,000	27,177

University of Central Florida

Series 2012A, Rev., 5.00%, 10/1/2021	50,000	51,380

Series 2018A, Rev., 5.00%, 10/1/2021	90,000	92,484

University of Florida Dormitory Series 2012A, Rev., 4.00%, 7/1/2022	55,000	55,690

USF Financing Corp., Capital Improvement, Marshall Center Project

Rev., 5.00%, 7/1/2021	20,000	20,314

Rev., 5.00%, 7/1/2024	20,000	22,813

Volusia County School Board COP, 5.00%, 8/1/2022	115,000	122,756

Volusia County School Board, Master Lease Program Series 2015A, COP, 5.00%, 8/1/2021	95,000	96,886

Walton County District School Board COP, 5.00%, 7/1/2022	60,000	63,808

Total Florida		64,947,706

Georgia — 1.2%

Albany-Dougherty Inner City Authority, State University Projects

Rev., 5.00%, 7/1/2021	375,000	380,767

Rev., 5.00%, 7/1/2022	375,000	398,074

Athens-Clarke County Unified Government Development Authority, UGAREF CCRC Building Project

Rev., 5.00%, 6/15/2022	35,000	37,152

Rev., 5.00%, 12/15/2022	25,000	25,938

Athens-Clarke County Unified Government Development Authority, UGAREF Central Precincts LLC Project Rev., 5.00%, 6/15/2023	125,000	137,901

Athens-Clarke County Unified Government Development Authority, UGAREF Pac Parking Dec LLC Project Rev., 4.00%, 6/15/2022	175,000	183,514

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Georgia — continued

Athens-Clarke County Unified Government Development Authority, University of Georgia Athletic Association Project Rev., 5.25%, 7/1/2021 (b)	90,000	91,522

Athens-Clarke County Unified Government, Sales Tax GO, 5.00%, 12/1/2022	30,000	32,527

Atlanta and Fulton County Recreation Authority, Park Improvement

Series 2014A, Rev., 5.00%, 12/1/2021	125,000	129,535

Series 2014A, Rev., 5.00%, 12/1/2022	20,000	21,659

Series A, Rev., 5.00%, 12/1/2023	25,000	28,177

Atlanta Development Authority, Panther Place, LLC Project Located on The Campus of Georgia State University Series 2017A, Rev., 5.00%, 7/1/2023	275,000	303,157

Barrow County School District GO, 4.00%, 2/1/2022	20,000	20,699

Bartow County Development Authority Rev., 2.05%, 11/19/2021 (c)	120,000	121,470

Bartow County School District GO, 5.00%, 10/1/2021	100,000	102,789

Braselton Urban Redevelopment Agency, Municipal Facilities Project Rev., GTD, 4.00%, 7/1/2024	30,000	33,370

Brookhaven Development Authority, Children’s Health care

Series 2019A, Rev., 5.00%, 7/1/2021	500,000	507,995

Series 2019A, Rev., 5.00%, 7/1/2022	25,000	26,601

Butts County School District, Sales Tax GO, 4.00%, 9/1/2021	100,000	101,893

Carroll City-County Hospital Authority, Tanner Medical Center Project Rev., GTD, 5.00%, 7/1/2023	20,000	22,171

Cherokee County Board of Education, School System

Series 2014A, GO, 5.00%, 8/1/2021	20,000	20,402

GO, 5.00%, 8/1/2022	55,000	58,758

Cherokee County Water and Sewer Authority

Rev., 4.00%, 8/1/2021 (b)	50,000	50,800

Series 2020A, Rev., 5.00%, 8/1/2021	25,000	25,495

Rev., 5.00%, 8/1/2022	45,000	48,035

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	205

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Georgia — continued

City of Alpharetta GO, 3.00%, 5/1/2021	40,000	40,187

City of Atlanta Series 2014A, GO, 5.00%, 12/1/2021	125,000	129,535

City of Barnesville, Tax-Exempt Series 2011A, Rev., 4.25%, 9/1/2021 (b)	300,000	305,991

City of Cartersville, Water and Sewer Rev., 5.00%, 6/1/2022	175,000	185,435

City of Columbus, Water and Sewerage

Series 2012A, Rev., 3.00%, 5/1/2021	20,000	20,094

Series 2014A, Rev., 5.00%, 5/1/2021	25,000	25,199

Clarke County School District, Sales Tax

GO, 3.00%, 9/1/2021	25,000	25,353

GO, 5.00%, 9/1/2021	185,000	189,449

Clayton County Urban Redevelopment Agency, Georgia Project Rev., GTD, 5.00%, 2/1/2022	35,000	36,523

Cobb County, Kennestone Hospital Authority, Wellstar Health System, Inc., Project

Rev., 5.25%, 4/1/2021 (b)	760,000	763,040

Rev., 4.00%, 4/1/2022	175,000	181,883

Rev., 5.00%, 4/1/2022	260,000	273,026

Series 2020B, Rev., 5.00%, 4/1/2022	150,000	157,515

Series 2020B, Rev., 5.00%, 4/1/2023	175,000	191,497

Series 2020B, Rev., 5.00%, 4/1/2024	120,000	136,186

Cobb-Marietta Coliseum and Exhibit Hall Authority, Performing Arts Center Project

Rev., GTD, 5.00%, 1/1/2022	50,000	52,012

Rev., GTD, 4.00%, 1/1/2024	25,000	26,675

Columbia County School District

GO, 5.00%, 4/1/2021	25,000	25,098

GO, 3.00%, 10/1/2021	65,000	66,074

County of Barrow GO, 5.00%, 10/1/2021	25,000	25,705

County of Butts, Sales Tax GO, 3.00%, 4/1/2021	300,000	300,678

County of Clayton, Water and Sewerage

Rev., 3.00%, 5/1/2021	50,000	50,234

Rev., 5.00%, 5/1/2021	35,000	35,279

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Georgia — continued

County of Douglas, Sales Tax GO, 5.00%, 4/1/2021	220,000	220,860

County of Henry, Sales Tax GO, 5.00%, 5/1/2022	35,000	36,969

County of Rockdale, Water & Sewer Rev., 4.00%, 7/1/2021	20,000	20,250

Development Authority for Fulton County, Georgia Tech Athletic Association Project Rev., 5.50%, 4/1/2021 (b)	40,000	40,171

Development Authority for Fulton County, Piedmont Healthcare, Inc. Project Series 2016A, Rev., 5.00%, 7/1/2021	100,000	101,538

Development Authority for Fulton County, Tech Facilities Series A, Rev., 4.00%, 5/1/2021	200,000	201,248

Development Authority for Fulton County, Tech Foundation Campus Recreation Center Project Series 2011A, Rev., 5.00%, 11/1/2021	50,000	51,612

Development Authority for Fulton County, Tech Foundation Technology Square Project Series 2012A, Rev., 5.00%, 11/1/2021	25,000	25,806

Development Authority of Gwinnett County, Public School Project COP, NATL-RE, 5.25%, 1/1/2022	160,000	166,757

Downtown Savannah Authority, City of Savannah Projects Series 2018A, Rev., 5.00%, 8/1/2022	25,000	26,708

Dublin School District GO, 3.00%, 4/1/2022	20,000	20,615

Floyd County Hospital Authority, Medical Center Project Rev., GTD, 5.00%, 7/1/2022	25,000	26,556

Forsyth County Water and Sewerage Authority

Rev., 5.00%, 4/1/2021	25,000	25,098

Rev., GTD, 4.00%, 4/1/2023	25,000	25,076

Fulton County Urban Redevelopment Agency Rev., 3.00%, 8/1/2022	50,000	52,005

Gainesville & Hall County Hospital Authority Rev., GTD, 5.00%, 2/15/2022	50,000	52,234

Georgia Higher Education Facilities Authority, USG Real Estate Foundation II LLC Projects Rev., 5.00%, 6/15/2021	150,000	151,908

SEE NOTES TO FINANCIAL STATEMENTS.

206	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Georgia — continued

Georgia Housing and Finance Authority, Single Family Mortgage Series A-4, Rev., 2.60%, 12/1/2021	175,000	178,068

Georgia Municipal Association, Inc. COP, 5.00%, 12/1/2021	45,000	46,598

Georgia State Road and Tollway Authority

Series 2011A, Rev., GTD, 5.00%, 3/1/2021	185,000	185,000

Series 2011B, Rev., GTD, 5.00%, 10/1/2021	40,000	41,132

Gilmer County Building Authority, Court House Project Rev., 5.00%, 4/1/2021	100,000	100,380

Glynn-Brunswick Memorial Hospital Authority, Southeast Georgia Health System Project Rev., 5.00%, 8/1/2021	50,000	50,878

Gwinnett County School District

GO, 5.00%, 8/1/2021	50,000	51,001

GO, 5.00%, 2/1/2022	20,000	20,882

GO, 5.00%, 8/1/2022	30,000	32,041

Gwinnett County Water & Sewerage Authority Rev., 5.00%, 8/1/2021	25,000	25,501

Hall County School District GO, 5.00%, 11/1/2021	25,000	25,802

Henry County Development Authority Rev., GTD, 3.00%, 8/1/2021	145,000	146,715

Houston County School District GO, 5.00%, 9/1/2022	50,000	53,602

Jackson County Industrial Development Authority, Economic Development Project Rev., GTD, 5.00%, 7/1/2023	55,000	60,943

Jones County School District GO, 4.00%, 8/1/2021	200,000	203,150

LaGrange-Troup County Hospital Authority Rev., 5.00%, 4/1/2023	325,000	355,638

Lowndes County Board of Education GO, 5.00%, 2/1/2022	25,000	26,102

Main Street Natural Gas, Inc., Gas Supply

Series 2018A, Rev., LIQ: Royal Bank of Canada, 4.00%, 3/1/2021	75,000	75,000

Series 2019B, Rev., 4.00%, 6/1/2022	450,000	470,713

Series 2019B, Rev., 4.00%, 12/1/2022	345,000	367,008

Series 2019B, Rev., 4.00%, 6/1/2023	240,000	259,356

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Georgia — continued

Series A, Rev., LIQ: Royal Bank of Canada, 4.00%, 9/1/2023 (c)	400,000	432,200

Series 2018C, Rev., LIQ: Royal Bank of Canada, 4.00%, 12/1/2023 (c)	245,000	266,496

Metropolitan Atlanta Rapid Transit Authority, Sales Tax

Series 2007A, Rev., NATL-RE, 5.25%, 7/1/2021	125,000	127,098

Series 2007A, Rev., NATL-RE, 5.25%, 7/1/2023	40,000	44,594

Metropolitan Atlanta Rapid Transit Authority, Sales Tax, Third Indenture

Series 2012A, Rev., 5.00%, 7/1/2022 (b)	25,000	26,615

Series 2014A, Rev., 5.00%, 7/1/2022	125,000	132,986

Milton Public Buildings and Facilities Authority Rev., 5.00%, 12/1/2021	20,000	20,726

Oconee County School District, Sales Tax GO, 2.50%, 3/1/2022	25,000	25,580

Private Colleges and Universities Authority, Emory University Series 2020B, Rev., 5.00%, 9/1/2025	980,000	1,168,885

Sandy Springs Public Facilities Authority, City of Sandy Springs City Center Project Rev., 5.00%, 5/1/2022	350,000	369,691

Savannah Economic Development Authority, Southern Care Corp. Rev., Zero Coupon, 12/1/2021 (b)	95,000	94,837

South Regional Joint Development Authority, Valdosta State University Parking and Student Service Center Project Rev., 5.00%, 8/1/2025	1,095,000	1,272,499

State of Georgia

Series 2011J-1, GO, 4.00%, 7/1/2021	50,000	50,639

Series 2011C, GO, 4.50%, 7/1/2021 (b)	250,000	253,610

Series 2011C, GO, 5.00%, 7/1/2021	35,000	35,563

Series 2012A, GO, 5.00%, 7/1/2021	55,000	55,885

Series 2016F, GO, 5.00%, 7/1/2021	50,000	50,804

Series 2017C, GO, 5.00%, 7/1/2021	280,000	284,505

Series 2019A, GO, 5.00%, 7/1/2021	105,000	106,689

Series I, GO, 5.00%, 7/1/2021	135,000	137,172

Series 2012C, GO, 4.00%, 9/1/2021	325,000	331,250

Series 2011E-2, GO, 5.00%, 9/1/2021	25,000	25,605

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	207

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Georgia — continued

Series 2013C, GO, 5.00%, 10/1/2021	50,000	51,413

Series 2018A, GO, 5.00%, 7/1/2022	45,000	47,900

Series 2012C, GO, 4.00%, 9/1/2022	60,000	63,454

Series 2011-I, GO, 4.00%, 11/1/2022	25,000	25,637

Series 2011J-2, GO, 4.50%, 11/1/2022	30,000	30,863

Tift County Hospital Authority Rev., GTD, 5.00%, 12/1/2022	25,000	27,083

Valdosta and Lowndes County Hospital Authority Series 2019A, Rev., 5.00%, 10/1/2021	75,000	77,070

Valdosta and Lowndes County Hospital Authority, South Georgia Medical Center Project

Series 2011B, Rev., GTD, 4.50%, 10/1/2021 (b)	125,000	128,169

Series 2011B, Rev., GTD, 5.00%, 10/1/2021 (b)	310,000	318,757

Warner Robins Public Facilities Authority, City of Warner Robins Projects Rev., 5.00%, 7/1/2022	25,000	26,608

Total Georgia		16,284,873

Hawaii — 0.1%

City and County Honolulu, Wastewater System

Series 2016A, Rev., 5.00%, 7/1/2022	20,000	21,286

Series 2016B, Rev., 5.00%, 7/1/2022	25,000	26,608

City and County of Honolulu

Series 2011B, GO, 5.00%, 8/1/2021	25,000	25,502

Series A, GO, 5.00%, 10/1/2021	25,000	25,705

Series A, GO, 5.00%, 10/1/2022	25,000	26,909

Series B, GO, 5.00%, 10/1/2022	35,000	37,673

City and County of Honolulu, Tax-Exempt

Series 2012C, GO, 4.00%, 11/1/2021	30,000	30,768

Series 2017B, GO, 5.00%, 9/1/2022	40,000	42,894

Series 2016C, GO, 5.00%, 10/1/2022	45,000	48,437

Series 2012A, GO, 5.00%, 11/1/2022 (b)	20,000	21,608

City and County of Honolulu, Wastewater System

Series B, Rev., 4.00%, 7/1/2021	25,000	25,319

Series 2011A, Rev., 5.00%, 7/1/2021 (b)	175,000	177,816

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Hawaii — continued

Rev., 4.00%, 7/1/2022 (b)	65,000	68,306

Series 2012B, Rev., 4.00%, 7/1/2022 (b)	25,000	26,265

Rev., 5.00%, 7/1/2022	25,000	26,607

Series B, Rev., 5.00%, 7/1/2022	25,000	26,607

Series B, Rev., 5.00%, 7/1/2023	75,000	83,179

Series B, Rev., 5.00%, 7/1/2024	25,000	28,784

County of Hawaii

Series 2017D, GO, 5.00%, 9/1/2021	30,000	30,724

Series A, GO, 5.00%, 9/1/2022	65,000	69,703

Honolulu City & County Board of Water Supply

Series 2012A, Rev., 5.00%, 7/1/2021	50,000	50,803

Series 2012A, Rev., 5.00%, 7/1/2022 (b)	45,000	47,906

State of Hawaii

Series EO, GO, 3.00%, 8/1/2021 (b)	35,000	35,413

Series EL, GO, 5.00%, 8/1/2021	20,000	20,404

Series EO, GO, 5.00%, 8/1/2021	95,000	96,922

Series 2020GA, GO, 5.00%, 10/1/2021	45,000	46,277

Series EE, GO, 5.00%, 11/1/2021	60,000	61,946

Series DZ, GO, 3.75%, 12/1/2021 (b)	25,000	25,672

Series 2017-DZ, GO, 5.00%, 12/1/2021	30,000	31,095

Series 2018FT, GO, 5.00%, 1/1/2022	40,000	41,613

Series FH, GO, 5.00%, 10/1/2022	20,000	21,531

Series 2012EE, GO, 4.00%, 11/1/2022 (b)	40,000	42,551

Series EL, GO, 3.00%, 8/1/2023	50,000	53,257

State of Hawaii, Department of Hawaiian Home Lands Rev., 5.00%, 4/1/2021	340,000	341,309

State of Hawaii, Department of Hawaiian Home Lands, Kapolei Office Facility Series 2017A, COP, 4.00%, 11/1/2022	25,000	26,560

Total Hawaii		1,813,959

Idaho — 0.3%

Ada and Boise Counties Independent School District Boise City

GO, 4.00%, 8/1/2022	175,000	184,487

Series 2012B, GO, 5.00%, 8/1/2022	20,000	21,367

SEE NOTES TO FINANCIAL STATEMENTS.

208	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Idaho — continued

Ada and Canyon Counties Joint School District No. 2 Meridian, Sales Tax Guaranty Program Series 2018A, GO, 5.00%, 9/15/2021	25,000	25,648

County of Blaine GO, 4.00%, 8/1/2022	20,000	21,055

Idaho Bond Bank Authority

Series 2012B, Rev., 5.00%, 9/15/2021	25,000	25,651

Series A, Rev., 5.00%, 9/15/2022	25,000	26,856

Idaho Health Facilities Authority, Ada County Coroner Project Rev., 5.00%, 9/1/2021	70,000	71,672

Idaho Health Facilities Authority, Trinity Health Credit Group Series 2015D, Rev., 5.00%, 12/1/2022	100,000	108,331

Idaho Housing and Finance Association, Single Family Mortgage

Series 2009A, Class I, Rev., VRDO, 0.14%, 3/9/2021 (c)	3,500,000	3,500,000

Series 2019A, Rev., GNMA COLL, 1.60%, 7/1/2022	170,000	172,533

Idaho State Building Authority Rev., 5.00%, 9/1/2022 (b)	30,000	32,175

Idaho State Building Authority, Eastern Idaho Technical College Project Rev., 4.00%, 9/1/2022	400,000	422,652

Kootenai County School District No. 271, Coeur d’Alene Sales Tax & Enhancement Guaranty Series 2012B, GO, 4.00%, 9/15/2021	25,000	25,516

University of Idaho Rev., 5.25%, 4/1/2021 (c)	115,000	115,469

Total Idaho		4,753,412

Illinois — 3.4%

Boone McHenry and Dekalb Counties Community Unit School District 100, School Building Series 2005B, GO, BHAC-CR, NATL-RE, Zero Coupon, 12/1/2021	25,000	24,957

Chicago Board of Education Series 2010-F, GO, AGM-CR, 5.00%, 3/1/2021	135,000	135,000

Chicago O’Hare International Airport, General Airport, Senior Lien

Rev., 5.00%, 1/1/2022 (b)	435,000	452,391

Series 2013B, Rev., 5.00%, 1/1/2022 (b)	100,000	103,998

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Illinois — continued

Series 2013D, Rev., 5.00%, 1/1/2022 (b)	250,000	259,995

Series 2016C, Rev., 5.00%, 1/1/2022	240,000	249,432

Chicago Transit Authority Sales Tax Receipts Fund Rev., 5.25%, 12/1/2021 (b)	680,000	705,990

City of Chicago Series 2015C, GO, 5.00%, 1/1/2023 (b)	165,000	179,114

City of Chicago, Sales Tax Series 2011-A, Rev., 5.25%, 1/1/2022 (b)	80,000	83,399

City of Fairview Heights GO, 3.00%, 12/1/2021	25,000	25,496

City of Rock Island GO, 4.00%, 12/1/2021	200,000	205,534

City of Springfield, Senior Lien Electric Rev., 5.00%, 3/1/2021	135,000	135,000

City of St. Charles GO, 5.00%, 12/1/2021	25,000	25,878

Cook and DuPage Counties, Village of Elk Grove GO, 4.00%, 1/1/2022	25,000	25,777

Cook County Community High School District No. 218, Oak Lawn, Limited Tax Series 2016B, GO, 5.00%, 12/1/2021	25,000	25,884

Cook County Community Unit School District No. 401, Elmwood Park

GO, 3.00%, 12/1/2021	715,000	729,450

GO, 3.00%, 12/1/2022	500,000	522,430

Cook County Forest Preserve District, Unlimited Tax Series 2012A, GO, 5.00%, 11/15/2021	20,000	20,560

Cook County School District No. 163, Park Forest

Series 2011A, GO, AGM, 4.50%, 12/15/2021 (b)	20,000	20,678

Series 2011A, GO, AGM, 5.00%, 12/15/2021 (b)	25,000	25,946

Cook County School District No. 81, Schiller Park, School GO, 4.00%, 12/1/2021	80,000	82,214

Cook County School District No. 83, Mannheim Series 2011D, GO, 5.25%, 12/1/2021 (b)	20,000	20,757

Cook County Township High School District No. 227, Rich Township GO, 4.00%, 12/1/2021	50,000	51,193

County of Cook Series A, GO, 5.00%, 11/15/2021	25,000	25,840

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	209

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Illinois — continued

County of Kendall GO, 5.00%, 12/15/2022	55,000	59,529

De Witt Ford & Livingston ETC Counties Community College District No. 540 Heartland GO, 4.00%, 12/1/2021 (b)	30,000	30,867

Du Page and Will Counties Community School District No. 204 Indian Prairie Series 2007A, GO, NATL-RE, 6.25%, 12/30/2021	35,000	36,735

DuPage and Cook Counties Community Consolidated School District No. 181 Hinsdale GO, 2.00%, 5/1/2022	125,000	125,327

DuPage and Cook Counties Community Unit School District No. 205 Elmhurst

GO, NATL-RE, Zero Coupon, 1/1/2022	65,000	64,742

GO, 5.00%, 1/1/2023	290,000	314,638

DuPage County Community High School District No. 94 West Chicago GO, 4.00%, 1/1/2022	50,000	51,546

DuPage County School District No. 2 Bensenville GO, 5.00%, 5/1/2025	75,000	88,206

Fox Valley Park District Series 2015B, GO, 4.00%, 12/15/2021	55,000	56,645

Illinois Finance Authority, Advocate Health Care Network

Rev., 5.00%, 8/1/2021	305,000	310,807

Rev., 5.00%, 5/1/2022	320,000	337,693

Rev., 5.00%, 6/1/2022 (b)	205,000	217,288

Rev., 5.00%, 8/1/2022	505,000	537,643

Illinois Finance Authority, Ann and Robert H Lurie Children’s Hospital Obligated Group

Rev., 5.00%, 8/15/2023	20,000	22,184

Rev., 5.00%, 8/15/2025	230,000	272,720

Illinois Finance Authority, Ascension Health Alliance Senior Credit Group Series E-2, Rev., 1.75%, 4/1/2021 (c)	120,000	120,151

Illinois Finance Authority, Chicago Symphony Orchestra Rev., VRDO, LOC: PNC Bank NA, 0.04%, 3/9/2021 (c)	10,000,000	10,000,000

Illinois Finance Authority, Clean Water Initiative Revolving Fund

Rev., 5.00%, 7/1/2021	975,000	990,648

Rev., 5.00%, 7/1/2022	25,000	26,604

Rev., 5.00%, 7/1/2023	75,000	83,086

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Illinois — continued

Illinois Finance Authority, Community Unit District, Local Government Project Rev., 2.00%, 12/1/2021	120,000	121,657

Illinois Finance Authority, DePaul University Series 2011A, Rev., 6.13%, 4/1/2021 (b)	680,000	683,278

Illinois Finance Authority, Downers Grove Community High School District Number 99 Project Rev., 3.00%, 12/15/2021	45,000	45,993

Illinois Finance Authority, Memorial Health System Series 2014A, Rev., 5.00%, 7/1/2023	320,000	353,078

Illinois Finance Authority, NorthWestern Memorial Healthcare

Rev., 5.00%, 7/15/2021	75,000	76,317

Rev., 5.00%, 7/15/2022	80,000	85,180

Illinois Finance Authority, OSF Healthcare System

Rev., 5.00%, 5/15/2021	150,000	151,385

Series 2012A, Rev., 4.25%, 5/15/2022 (b)	270,000	283,162

Series 2012A, Rev., 5.00%, 5/15/2022 (b)	370,000	391,371

Series 2015A, Rev., 5.00%, 11/15/2024	100,000	114,632

Illinois Finance Authority, Presence Health Network Series 2016C, Rev., 5.00%, 2/15/2022	110,000	115,024

Illinois Finance Authority, Riverside Health System Rev., 5.00%, 11/15/2023	155,000	173,467

Illinois Finance Authority, Silver Cross Hospital and Medical Centers Series C, Rev., 5.00%, 8/15/2021	60,000	61,167

Illinois Finance Authority, Trinity Health Credit Group Series 2011-L, Rev., 5.00%, 12/1/2021 (b)	270,000	279,712

Illinois Finance Authority, Unitypoint Health

Series 2016D, Rev., 5.00%, 2/15/2023	160,000	174,368

Series 2016D, Rev., 5.00%, 2/15/2024	230,000	259,787

Illinois Finance Authority, University of Chicago (The)

Rev., VRDO, 0.03%, 3/9/2021 (c)	10,203,000	10,203,000

Series 2012A, Rev., 4.00%, 10/1/2021	75,000	76,644

Series 2012A, Rev., 5.00%, 10/1/2021	25,000	25,693

SEE NOTES TO FINANCIAL STATEMENTS.

210	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Illinois — continued

Illinois Finance Authority, University of Chicago Medical Center (The)

Series 2009E-1, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.01%, 3/1/2021 (c)	1,350,000	1,350,000

Series 2016B, Rev., 5.00%, 8/15/2023	740,000	819,646

Series 2016A, Rev., 5.00%, 8/15/2024	200,000	228,958

Illinois Housing Development Authority Rev., 1.90%, 10/1/2021 (c)	135,000	136,307

Illinois Municipal Electric Agency Series 2015A, Rev., 5.00%, 2/1/2022	70,000	72,921

Illinois State Toll Highway Authority Series 2014D, Rev., 5.00%, 1/1/2022	55,000	57,180

Joliet Regional Port District GO, 4.00%, 12/30/2021	135,000	139,012

Kane County Community Unit School District No. 101 Batavia GO, 5.00%, 1/1/2022	95,000	98,725

Kane County Forest Preserve District Series 2016C, GO, 5.00%, 12/15/2021	25,000	25,944

Kane County School District No. 131 Aurora East Side

Series 2020C, GO, 5.00%, 12/1/2021	140,000	144,649

Series 2020C, GO, 5.00%, 12/1/2022	160,000	171,954

Lake and McHenry Counties Community Unit, School District No. 118 GO, 5.00%, 1/1/2022	65,000	67,532

Lake County Community High School District No. 115 Lake Forest GO, 4.00%, 11/1/2021	25,000	25,623

Lake County Township High School District No. 121 Warren Series 2016A, GO, 3.00%, 1/1/2024 (b)	370,000	397,373

Lincoln Land Community College District No. 526 GO, 4.00%, 12/15/2021 (b)	185,000	190,624

Macoupin County Community Unit School District No. 7 Gillespie, School Building GO, AGC, 6.00%, 12/1/2021 (b)	50,000	52,164

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Illinois — continued

McLean and Woodford Counties Community Unit School District No. 5 Normal

Series 2017A, GO, 4.00%, 12/1/2021	30,000	30,855

Series 2017A, GO, 4.00%, 12/1/2023	30,000	32,657

Metropolitan Water Reclamation District of Greater Chicago

Series 2014B, GO, 4.00%, 12/1/2021	25,000	25,692

Series 2014D, GO, 5.00%, 12/1/2021	85,000	87,986

Northwest Suburban Municipal Joint Action Water Agency Rev., 5.00%, 5/1/2021	350,000	352,538

Peoria County Community Unit School District No. 323 Series 2014B, GO, 5.00%, 4/1/2021	100,000	100,381

Peoria Metropolitan Airport Authority Series 2017D, GO, 5.00%, 12/1/2023	75,000	83,656

Plainfield Township Park District GO, 3.00%, 12/30/2021	45,000	46,008

Railsplitter Tobacco Settlement Authority

Rev., 5.25%, 6/1/2021	265,000	268,185

Rev., 5.38%, 6/1/2021	740,000	749,117

Rev., 5.50%, 6/1/2021 (b)	250,000	253,318

Rev., 6.00%, 6/1/2021 (b)	180,000	182,601

Rev., 5.00%, 6/1/2022	155,000	163,682

Rev., 5.00%, 6/1/2024	120,000	136,172

Regional Transportation Authority

Series 2016A, Rev., 5.00%, 6/1/2021	25,000	25,296

Series 2001A, Rev., NATL-RE, 5.50%, 7/1/2021	25,000	25,437

Series 2003A, Rev., NATL-RE, 5.50%, 7/1/2021	50,000	50,873

Southwestern Illinois Development Authority, Memorial Group Inc. Rev., 7.13%, 11/1/2023 (b)	100,000	117,625

Tender Option Bond Trust Receipts/Certificates Series 2017-XF2500, Rev., VRDO, LIQ:

Citibank NA, 0.08%, 3/9/2021 (c) (f)	7,580,000	7,580,000

Village of Glendale Heights GO, 5.00%, 12/15/2021	45,000	46,681

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	211

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Illinois — continued

Village of Glenview Series 2012A, GO, 4.00%, 12/1/2021	100,000	102,843

Village of McCook Series 2019A, GO, AGM, 4.00%, 12/1/2021	135,000	138,231

Village of Midlothian

GO, AGM, 4.00%, 1/1/2022	15,000	15,409

GO, AGM, 4.00%, 1/1/2023	15,000	15,864

GO, AGM, 4.00%, 1/1/2024	70,000	76,408

GO, AGM, 4.00%, 1/1/2025	40,000	44,701

Village of Oak Park, Corporate Purpose Series 2020B, GO, 5.00%, 1/1/2023	660,000	714,556

Village of Rantoul GO, 4.00%, 1/1/2025	350,000	390,572

Village of Sauk Village Series 2019C, GO, 4.00%, 12/1/2021	150,000	154,151

Village of Schaumburg Series 2020B, GO, 2.00%, 12/1/2023	325,000	336,590

Village of Wheeling GO, 5.00%, 12/1/2021	25,000	25,878

Wheaton Park District Series 2019A, GO, 5.00%, 12/15/2021	25,000	25,924

Will and Kendall Counties Community Consolidated School District 202, Limited Tax Series 2019B, Rev., 5.00%, 7/1/2021	25,000	25,389

Will County Community High School District No. 210 Lincoln-Way GO, AGM, Zero Coupon, 1/1/2022 (b)	50,000	49,830

Will County Elementary School District No. 122 Series B, GO, AGM, Zero Coupon, 11/1/2021 (b)	85,000	84,899

Will County Forest Preserve District, Unlimited Tax GO, 5.00%, 12/15/2021	35,000	36,322

Will County School District No. 88 Chaney-Monge, School Building GO, 5.00%, 12/1/2023 (b)	135,000	151,910

Will County, Community Unit School District No. 365-U GO, AGM, Zero Coupon, 11/1/2021 (b)	40,000	39,952

Winnebago and Boone Counties School District No. 205 Rockford GO, Zero Coupon, 2/1/2022	50,000	49,704

Total Illinois		48,375,392

Indiana — 1.6%

Allen County War Memorial Coliseum Additions Building Corp.

Series 2016A, Rev., 4.00%, 5/1/2021	25,000	25,151

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Indiana — continued

Series 2016A, Rev., 4.00%, 11/1/2021	75,000	76,768

Series 2016A, Rev., 4.00%, 11/1/2022	50,000	52,913

Anderson School Building Corp. Rev., 5.00%, 7/20/2023	20,000	22,101

Avon Community School Building Corp., Ad Valorem Property Tax First Mortgage

Rev., 4.00%, 7/15/2024	25,000	27,704

Rev., 5.00%, 7/15/2024	110,000	125,629

Ball State University, Housing and Dining System

Rev., 5.00%, 7/1/2021	40,000	40,635

Rev., 5.00%, 7/1/2024	25,000	27,529

Carmel Clay Public Library GO, 3.00%, 1/15/2023	615,000	645,578

Carmel Clay Schools GO, 2.00%, 7/15/2021	45,000	45,291

Carmel Local Public Improvement Bond Bank

Rev., 5.00%, 6/1/2021	40,000	40,470

Series 2016, Rev., 2.00%, 7/15/2021	200,000	201,374

Carmel Redevelopment Authority, Option Income Tax Lease Rental

Series 2014B, Rev., 5.00%, 7/1/2021	70,000	71,124

Series 2014B, Rev., 5.00%, 1/1/2024	35,000	39,319

Series 2014B, Rev., 5.00%, 7/1/2024	20,000	22,784

City of Fort Wayne, Sewage Works Series 2020B, Rev., 4.00%, 8/1/2024	150,000	164,804

City of Indianapolis Department of Public Utilities Gas Utility Series 2020A, Rev., 5.00%, 8/15/2022	180,000	192,582

City of Indianapolis, Energy System, First Lien Series 2016A, Rev., 5.00%, 10/1/2021	125,000	128,435

City of Lafayette, Sewage Works Rev., 5.00%, 7/1/2022	25,000	26,556

City of Rockport, Michigan Power Company Project Series D, Rev., 2.05%, 6/1/2021 (c)	2,375,000	2,381,864

Clark Pleasant Middle School Corp. Rev., 4.00%, 1/15/2022	80,000	82,568

SEE NOTES TO FINANCIAL STATEMENTS.

212	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Indiana — continued

County of Johnson, Local Income Tax Series 2020A, Rev., 4.00%, 7/15/2023	25,000	27,098

County of Warrick, Multifamily Housing Bonds, Newburgh Assisted Living Project Rev., 1.63%, 6/1/2021 (c)	300,000	301,032

Crothersville 2000 School Building Corp., First Mortgage Rev., AMBAC, 5.00%, 7/15/2021	80,000	81,294

Eagle-Union Middle School Building Corp., Ind Lease Rental Rev., AMBAC, Zero Coupon, 7/15/2021	150,000	149,734

Fishers Industrial Redevelopment District Rev., 4.00%, 1/15/2024	25,000	27,369

Fishers Redevelopment District Series 2017A1, 4.00%, 7/15/2022	50,000	52,554

Fishers Town Hall Building Corp. Rev., 4.00%, 7/15/2022	100,000	104,968

Fort Wayne Redevelopment Authority Lease Rental Rev., 4.00%, 2/1/2022	50,000	51,758

Fort Wayne Redevelopment Authority Lease Rental, Harrison Square Project Rev., 5.00%, 8/1/2021	100,000	102,010

Franklin Township School Building Corp., Valorem Property Project Rev., 5.00%, 7/15/2021	150,000	152,663

Franklin Township-Marion County Multiple School Building Corp., Property Tax Mortgage Rev., 5.00%, 7/10/2021	30,000	30,513

Hamilton County Public Building Corp. Rev., 5.00%, 2/1/2023	75,000	79,870

Hamilton Southeastern Consolidated School Building Corp., Ad Valorem Property Tax First Mortgage

Rev., 5.00%, 7/15/2021	25,000	25,447

Series 2015B, Rev., 4.00%, 1/15/2022	25,000	25,831

Series B, Rev., 5.00%, 7/15/2022	35,000	37,306

Rev., 4.00%, 1/15/2024	25,000	27,497

Hammond Multi-School Building Corp., Ad Valorem Property Tax First Mortgage Rev., 5.00%, 7/15/2024	100,000	111,818

Highland Sanitation District 4.00%, 2/1/2022	250,000	258,200

Indiana Bond Bank, Special Program, Adams County Memorial Hospital Project

Series 2012D, Rev., 5.00%, 2/1/2023	40,000	41,714

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Indiana — continued

Series 2012D, Rev., 3.00%, 2/1/2025	140,000	143,013

Indiana Finance Authority

Series 2012M, Rev., 4.00%, 7/1/2021	70,000	70,874

Series 2011B, Rev., 5.00%, 7/1/2021 (b)	100,000	101,609

Series 2012C, Rev., 5.00%, 7/1/2021	50,000	50,801

Rev., 5.00%, 2/1/2022	50,000	52,218

Series 2011A, Rev., 3.00%, 7/1/2022	50,000	50,467

Series 2012M, Rev., 5.00%, 7/1/2022 (b)	175,000	186,302

Series A, Rev., 5.00%, 7/1/2022	75,000	76,204

Indiana Finance Authority, Beacon Health System Obligation Group Series 2013A, Rev., 5.00%, 8/15/2023	250,000	278,075

Indiana Finance Authority, Community Foundation of Northwest Indiana Obligated Group Rev., 4.00%, 9/1/2021	200,000	203,684

Indiana Finance Authority, Community Health Network Project Series 2012A, Rev., 5.00%, 5/1/2021	900,000	906,786

Indiana Finance Authority, Deaconess Health System Obligated Group Series 2015A, Rev., 4.00%, 3/1/2021	65,000	65,000

Indiana Finance Authority, First Lien Wastewater, CWA Authority Project,

Rev., 4.00%, 10/1/2021	40,000	40,891

Series 2011A, Rev., 5.00%, 10/1/2021	290,000	298,140

Series 2014A, Rev., 5.00%, 10/1/2021	85,000	87,386

Series 2015A, Rev., 5.00%, 10/1/2021	80,000	82,246

Series 2016A, Rev., 5.00%, 10/1/2022	50,000	53,802

Series 2011A, Rev., 5.25%, 10/1/2022	100,000	102,940

Series 2011B, Rev., 5.25%, 10/1/2022	200,000	205,880

Series 2011A, Rev., 5.25%, 10/1/2024	560,000	576,100

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	213

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Indiana — continued

Indiana Finance Authority, Franciscan Alliance, Inc., Obligated Group

Rev., 5.00%, 11/1/2022	150,000	161,640

Series 2016B, Rev., 5.00%, 11/1/2024	345,000	399,631

Indiana Finance Authority, Health Obligated Group Series B, Rev., 2.25%, 7/1/2025 (c)	100,000	105,353

Indiana Finance Authority, Highway

Series 2016C, Rev., 5.00%, 12/1/2021	245,000	253,869

Series 2010A, Rev., 5.00%, 12/1/2022	50,000	54,165

Indiana Finance Authority, Indiana University Health Obligated Group

Series 2016A, Rev., 5.00%, 12/1/2021	20,000	20,718

Series 2011 I, Rev., 1.65%, 1/1/2022 (b) (c)	250,000	253,027

Series H, Rev., 1.65%, 1/1/2022 (b) (c)	1,000,000	1,012,110

Series 2016A, Rev., 5.00%, 12/1/2022	45,000	48,749

Indiana Finance Authority, Lease Appropriation, Convention Center Expansion Project Series 2019B, Rev., 5.00%, 2/1/2025	90,000	105,508

Indiana Finance Authority, National Collegiate Athletic Association Project Rev., 5.00%, 5/1/2022	75,000	79,219

Indiana Finance Authority, Parkview Health System, Inc.

Series 2017A, Rev., 5.00%, 11/1/2021	250,000	257,888

Series 2012A, Rev., 5.00%, 5/1/2022	25,000	26,397

Series 2017A, Rev., 5.00%, 11/1/2023	100,000	112,125

Series 2017A, Rev., 5.00%, 11/1/2024	30,000	34,845

Indiana Finance Authority, Stadium Project Series 2015A, Rev., 5.00%, 2/1/2022	1,000,000	1,043,330

Indiana Finance Authority, State Revolving Fund Program

Series 2011A, Rev., 5.00%, 2/1/2022 (b)	50,000	52,223

Series 2013A, Rev., 5.00%, 2/1/2022	55,000	57,440

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Indiana — continued

Series 2016B, Rev., 5.00%, 2/1/2022	20,000	20,888

Series 2017B, Rev., 5.00%, 2/1/2022	25,000	26,109

Indiana Finance Authority, University Health, Inc. Rev., 5.00%, 12/1/2022	180,000	194,996

Indiana Health and Educational Facilities Financing Authority, Ascension Senior Credit Group Series 2006B-3, Rev., 1.75%, 11/2/2021 (c)	135,000	136,411

Indiana Health and Educational Facilities Financing Authority, Ascension Sub Credit Group

Rev., 4.00%, 10/1/2021	160,000	163,498

Rev., 4.00%, 10/1/2025	30,000	34,421

Indiana Municipal Power Agency, Power Supply System

Series 2014A, Rev., 5.00%, 1/1/2022	55,000	57,147

Series 2016C, Rev., 5.00%, 1/1/2022	50,000	51,952

Series 2017A, Rev., 5.00%, 1/1/2022	200,000	207,808

Series 2014A, Rev., 5.00%, 1/1/2023	200,000	216,724

Indiana State University, Student Fee Series S, Rev., 5.00%, 10/1/2021	25,000	25,675

Indiana Transportation Finance Authority

Series 2004B, Rev., NATL-RE, 5.75%, 12/1/2021	315,000	328,192

Series 2004B, Rev., NATL-RE, 5.75%, 12/1/2022	25,000	27,433

Indiana University, Lease Purchase

Series 2017A, Rev., 4.00%, 6/1/2021	220,000	222,103

Series 2020A, Rev., 5.00%, 6/1/2021	60,000	60,722

Series 2020A, Rev., 5.00%, 6/1/2022	30,000	31,808

Indiana University, Student Fee

Series U, Rev., 5.00%, 8/1/2021 (b)	135,000	137,719

Series W-2, Rev., 5.00%, 8/1/2021	40,000	40,805

Series Z-1, Rev., 3.00%, 8/1/2022	60,000	62,405

Series U, Rev., 3.20%, 8/1/2022	200,000	202,514

Series X, Rev., 4.00%, 8/1/2022	60,000	63,253

Series W-2, Rev., 5.00%, 8/1/2022	20,000	21,367

SEE NOTES TO FINANCIAL STATEMENTS.

214	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Indiana — continued

Indianapolis Local Public Improvement Bond Bank Series 2014C, Rev., 4.00%, 2/1/2022	25,000	25,867

Indianapolis Local Public Improvement Bond Bank, Courthouse and Jail Project Series 2019A, Rev., 5.00%, 2/1/2023	65,000	70,839

Indianapolis Local Public Improvement Bond Bank, Indyroads Series 2019E, Rev., 5.00%, 1/1/2022	30,000	31,207

Indianapolis Local Public Improvement Bond Bank, Stormwater Project Series 2013D, Rev., 5.00%, 1/1/2022	40,000	41,610

Indianapolis-Marion County Public Library GO, 5.00%, 1/1/2023	40,000	41,572

Ivy Tech Community College of Indiana, Student Fee

Series W, Rev., 4.00%, 7/1/2021	60,000	60,759

Series V, Rev., 5.00%, 7/1/2021	25,000	25,399

Series R-1, Rev., 5.00%, 7/1/2022	40,000	42,545

Series T, Rev., 5.00%, 7/1/2022	25,000	26,590

Series V, Rev., 5.00%, 7/1/2022	110,000	116,997

Series W, Rev., 5.00%, 7/1/2022	20,000	21,272

Series 2004J, Rev., AMBAC, 5.00%, 7/1/2023	75,000	82,845

Series R-1, Rev., 5.00%, 7/1/2023	35,000	38,782

Jackson County Building Corp.

Rev., 2.00%, 1/15/2023	120,000	123,028

Rev., 2.00%, 7/15/2023	125,000	128,885

Rev., 2.00%, 1/15/2024	125,000	129,460

Rev., 2.00%, 7/15/2024	125,000	129,875

Rev., 2.00%, 1/15/2025	125,000	130,126

Jennings County School Building Corp., First Mortgage

Series 2019B, Rev., 3.00%, 7/15/2021	50,000	50,500

Series 2019A, Rev., 2.00%, 1/15/2022	90,000	91,327

Series 2019B, Rev., 3.00%, 1/15/2022	40,000	40,937

Series 2019A, Rev., 2.00%, 1/15/2023	60,000	61,809

La Porte County Public Library Leasing Corp. GO, 3.00%, 1/15/2022	25,000	25,585

Lake Central Multi-District School Building Corp., First Mortgage

Series 2012B, Rev., 5.00%, 7/15/2021	250,000	254,298

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Indiana — continued

Series 2012B, Rev., 5.00%, 1/15/2023 (b)	100,000	108,834

Lincoln Center Building Corp. Rev., 4.00%, 8/1/2022	285,000	299,367

Maconaquah School Building Corp. Series 2016A, Rev., 3.00%, 7/15/2021	125,000	126,226

Metropolitan School District Washington Township GO, 3.00%, 1/15/2022	30,000	30,729

Mishawaka School Building Corp., Indiana First Mortgage Refunding Rev., 3.00%, 1/15/2022	45,000	46,034

Mishawaka School City Multi-School Building Corp., First Mortgage Rev., 5.00%, 7/15/2021	100,000	101,722

Mount Vernon of Posey County Multi-School Building Corp. Rev., 5.00%, 7/15/2021	20,000	20,344

MSD of Wabash County Multi-School Building Corp., First Mortgage Rev., 3.40%, 7/15/2022	25,000	25,263

New Albany-Floyd County School Building Corp., First Mortgage Rev., 5.00%, 1/15/2023	25,000	27,150

New Palestine Multi-School Building Corp.

Rev., 4.00%, 7/15/2022	25,000	26,295

Rev., 4.00%, 1/15/2023	20,000	21,386

North Webster Community Public Library GO, 4.00%, 1/15/2022	75,000	77,347

Northern Indiana Commuter Transportation District Rev., 5.00%, 7/1/2021	270,000	274,080

Pike Township Multi-School Building Corp., First Mortgage

Rev., 5.00%, 1/15/2024	320,000	360,278

Rev., 5.00%, 7/15/2024	350,000	400,736

Rev., 5.00%, 1/15/2025	335,000	389,632

Purdue University, Student Facilities System Series 2015A, Rev., 5.00%, 7/1/2022	25,000	26,607

Purdue University, Student Fee

Series 2016CC, Rev., 5.00%, 7/1/2021	20,000	20,321

Series AA, Rev., 5.00%, 7/1/2022	20,000	21,286

South Bend Community School Corp., School Building, First Mortgage Rev., 4.00%, 7/15/2022	30,000	31,554

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	215

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Indiana — continued

South Vermillion Middle School Building Corp., First Mortgage Series 2016A, Rev., 3.00%, 1/15/2024	50,000	53,392

Southeast Dubois County School Building Corp., First Mortgage Series 2012A, Rev., 3.00%, 7/15/2022	640,000	658,541

The Trustees of Indiana University

Series 2012A, Rev., 5.00%, 6/1/2021	50,000	50,602

Series Y, Rev., 5.00%, 8/1/2021	30,000	30,604

Series A, Rev., 5.00%, 6/1/2022	25,000	26,507

Valparaiso Middle School Building Corp., AD Valorem Property Tax First Mortgage Series 2012A, Rev., 3.00%, 7/15/2022	100,000	102,342

Wa-Nee Community Schools GO, 3.00%, 1/15/2023	125,000	130,045

Washington Township of Hendriks County, Building Corp., Indiana Lease Rental Bonds Rev., 4.00%, 7/15/2024	100,000	110,850

Wayne Township School Building Corp., Ad Valorem Property Tax First Mortgage Refunding Series 2015A, Rev., 4.00%, 1/15/2022	200,000	206,332

West Lafayette School Building Corp., Ad Valorem Property Tax First Mortgage Rev., 5.00%, 7/15/2022	30,000	31,964

Whitestown Redevelopment Authority Rev., 3.00%, 1/15/2024	25,000	26,703

Winfield Building Corp., Indiana Lease Rental, Sewage Works Treatment Plant Project

Rev., 4.00%, 1/15/2022	35,000	36,033

Rev., 4.00%, 7/15/2022	35,000	36,605

Rev., 4.00%, 1/15/2023	130,000	137,953

Rev., 4.00%, 7/15/2023	85,000	91,778

Rev., 4.00%, 1/15/2024	85,000	92,977

Rev., 4.00%, 7/15/2024	35,000	38,773

Rev., 4.00%, 1/15/2025	145,000	162,399

Rev., 4.00%, 7/15/2025	145,000	164,268

Rev., 4.00%, 1/15/2026	150,000	171,546

Zionsville Community Schools Building Corp., Capital Appreciation Series 2003Z, Rev., NATL-RE, Zero Coupon, 1/15/2025	25,000	24,119

Total Indiana		22,786,098

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Iowa — 0.8%

Ankeny Community School District

Series 2015A, GO, 4.00%, 6/1/2021	240,000	242,278

GO, 5.00%, 6/1/2021	305,000	308,648

Series 2015A, GO, 4.00%, 6/1/2022	60,000	62,854

City of Ames Series 2017A, GO, 5.00%, 6/1/2021	20,000	20,240

City of Ankeny

Series 2017A, GO, 5.00%, 6/1/2021	75,000	75,901

Series 2020A, GO, 5.00%, 6/1/2021	90,000	91,081

Series 2017A, GO, 5.00%, 6/1/2022	40,000	42,411

City of Ankeny, Capital Loan

Series 2014G, GO, 5.00%, 6/1/2021	75,000	75,901

Series 2014G, GO, 5.00%, 6/1/2022	20,000	21,205

City of Bettendorf

Series 20109A, GO, 5.00%, 6/1/2021	45,000	45,530

Series 2019A, GO, 5.00%, 6/1/2021	50,000	50,589

Series 2017D, GO, 5.00%, 6/1/2022	55,000	58,215

Series 2013A, GO, 4.00%, 6/1/2023	50,000	54,009

City of Cedar Rapids

Series 2016A, GO, 5.00%, 6/1/2021	75,000	75,901

Series 2017A, GO, 5.00%, 6/1/2021	25,000	25,300

Series 2019A, GO, 5.00%, 6/1/2021	20,000	20,240

Series 2020A, GO, 5.00%, 6/1/2021	40,000	40,480

Series 2017A, GO, 5.00%, 6/1/2022	45,000	47,713

City of Cedar Rapids, Sewer

Series 2017D, Rev., 5.00%, 6/1/2021	25,000	25,293

Series 2018C, Rev., 5.00%, 6/1/2022	20,000	21,177

City of Council Bluffs Series 2018A, GO, 5.00%, 6/1/2021	20,000	20,230

City of Des Moines

Series 2014C, GO, 5.00%, 6/1/2021	20,000	20,241

Series 2018B, GO, 5.00%, 6/1/2021	80,000	80,962

Series 2016B, GO, 4.00%, 6/1/2023	25,000	27,045

City of Des Moines Polk County, Water Works Series 2012B, Rev., 3.00%, 12/1/2021	50,000	51,071

City of Des Moines, Capital Loan Notes Series 2014E, GO, 5.00%, 6/1/2021	20,000	20,241

City of Des Moines, Stormwater Management Utility Series 2016C, Rev., 5.00%, 6/1/2022	25,000	26,510

City of North Liberty, Urban Renewal Series 2017B, GO, 2.00%, 6/1/2022	50,000	51,114

SEE NOTES TO FINANCIAL STATEMENTS.

216	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Iowa — continued

City of Urbandale, Urban Renewal

Series 2019B, GO, 4.00%, 6/1/2021	65,000	65,620

Series 2019B, GO, 4.00%, 6/1/2022	100,000	104,782

City of Waterloo Series 2017A, GO, 3.00%, 6/1/2021	100,000	100,694

City of Waukee Series 2018A, GO, 5.00%, 6/1/2021	80,000	80,936

City of West Des Moines Series 2016D, GO, 5.00%, 6/1/2021	105,000	106,237

County of Audubon, Urban Renewal Purpose GO, 3.00%, 6/1/2021	215,000	216,438

County of Linn, Land and Water Legacy Series 2019A, GO, 3.00%, 6/1/2021	50,000	50,347

County of Polk GO, 5.00%, 6/1/2021	70,000	70,841

Des Moines Metropolitan Wastewater Reclamation Authority, Sewer Series 2013B, Rev., 3.00%, 6/1/2021	35,000	35,243

Iowa City Community School District

Series 2017C, GO, 5.00%, 6/1/2021	30,000	30,359

Rev., 5.00%, 6/1/2022	95,000	100,541

GO, 5.00%, 6/1/2022	190,000	201,429

Iowa Finance Authority, Single Family Mortgage-Backed Securities Program

Series 2019E, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: TD Bank NA, 0.03%, 3/9/2021 (c)	4,015,000	4,015,000

Series 2017C, Rev., GNMA/FNMA/FHLMC, 1.70%, 1/1/2023	165,000	168,721

Iowa Finance Authority, State Revolving Fund

Rev., 5.00%, 8/1/2021 (b)	40,000	40,806

Rev., 5.00%, 8/1/2022	20,000	21,366

Series 2019A, Rev., 5.00%, 8/1/2022	25,000	26,708

Iowa Finance Authority, Unitypoint Health

Series 2016E, Rev., 5.00%, 8/15/2022	200,000	213,586

Series 2018B, Rev., 5.00%, 2/15/2025	170,000	198,232

Iowa State University of Science and Technology, Academic Building Series 2016ISU, Rev., 3.00%, 7/1/2022	25,000	25,937

Iowa State University of Science and Technology, Recreational System Facilities Series 2017A, Rev., 3.00%, 7/1/2023	50,000	52,988

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Iowa — continued

Iowa State University of Science and Technology, Utility System Series ISU, Rev., 4.00%, 11/1/2021	50,000	51,253

Kirkwood Community College

Series 2020A, GO, 4.00%, 6/1/2022	20,000	20,931

Series 2020A, GO, 4.00%, 6/1/2023	70,000	75,711

Linn-Mar Community School District GO, 5.00%, 5/1/2021	320,000	322,522

Pella Community School District GO, 2.10%, 6/1/2022	395,000	395,498

State of Iowa Board of Regents, University of Iowa, Hospitals and Clinics

Rev., 4.00%, 9/1/2021	40,000	40,757

Series 2016SUI, Rev., 5.00%, 9/1/2023	65,000	72,493

Series 2019SUI, Rev., 5.00%, 9/1/2025	25,000	29,831

State of Iowa, IJOBS Program, Special Obligation

Series 2020A, GO, 5.00%, 6/1/2021	30,000	30,360

Series A, Rev., 5.00%, 6/1/2021	165,000	166,982

Series 2016A, Rev., 5.00%, 6/1/2022	130,000	137,836

Series 2020A, GO, 5.00%, 6/1/2022	25,000	26,507

State of Iowa, Special Obligation

Rev., 5.00%, 6/15/2021	20,000	20,278

Rev., 5.00%, 6/15/2022	35,000	37,176

Rev., 5.00%, 6/15/2023	25,000	27,677

University of Iowa (The), Academic Building

Series 2016A, Rev., 3.00%, 7/1/2021	135,000	136,266

Series 2013SUI, Rev., 5.00%, 7/1/2021	30,000	30,482

Series 2016SUI, Rev., 3.00%, 7/1/2023	135,000	143,390

University of Iowa (The), Recreational Facilities

Series 2017SUI, Rev., 5.00%, 7/1/2022	25,000	26,607

Series 2017B, Rev., 4.00%, 7/1/2023	20,000	21,707

University of Iowa Facilities Corp., Museum of Art Project Rev., 5.00%, 6/1/2021	595,000	602,146

Waukee Community School District

GO, 5.00%, 6/1/2021	25,000	25,299

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	217

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Iowa — continued

Series 2014C, GO, 5.00%, 6/1/2021	40,000	40,478

Series 2014C, GO, 5.00%, 6/1/2022	45,000	47,701

Series 2016B, GO, 5.00%, 6/1/2022	125,000	132,503

Series 2019A, GO, 5.00%, 6/1/2022	20,000	21,200

Waukee Community School District, Capital Loan Notes

Series 2016A, GO, 5.00%, 6/1/2021	180,000	182,153

Series 2016A, GO, 4.00%, 6/1/2022	40,000	41,903

Total Iowa		10,536,838

Kansas — 0.4%

Blue Valley Recreation Commission Series A, COP, AGM, 5.00%, 10/1/2022	25,000	26,868

City of Lawrence Series 2016-A, GO, 5.00%, 11/1/2021	25,000	25,806

City of Lawrence, Improvement

Series 2017D, GO, 5.00%, 9/1/2021	20,000	20,483

Series 2015-A, GO, 3.00%, 9/1/2022	30,000	31,273

Series 2017D, GO, 5.00%, 9/1/2022	60,000	64,341

City of Lawrence, Temporary Notes Series I, GO, 2.00%, 5/1/2021	310,000	310,257

City of Manhattan Series B, GO, 3.00%, 11/1/2021	20,000	20,373

City of Manhattan, Temporary Notes Series 2020-03, GO, 0.75%, 6/15/2024	250,000	250,217

City of Olathe

Series 2020A, GO, 3.00%, 8/1/2021	365,000	369,117

Series 233, GO, 3.00%, 10/1/2021	60,000	60,995

Series 228, GO, 4.00%, 10/1/2021	70,000	71,567

Series 230, GO, 5.00%, 10/1/2021	55,000	56,551

Series 233, GO, 3.00%, 10/1/2022	20,000	20,896

Series 230, GO, 5.00%, 10/1/2022	80,000	86,110

Series 230, GO, 5.00%, 10/1/2023	40,000	44,820

City of Topeka Series 2017A, GO, 5.00%, 8/15/2021	90,000	91,979

City of Topeka, Combined Utility Series 2018A, Rev., 5.00%, 8/1/2021	100,000	101,989

City of Wichita

Series 807, GO, 2.00%, 6/1/2021	20,000	20,092

Series 962, GO, 3.00%, 6/1/2021	100,000	100,707

Series 814, GO, 5.00%, 6/1/2021	45,000	45,540

Series 2012A, GO, 5.00%, 9/1/2021	165,000	168,985

Rev., 5.00%, 11/15/2021 (b)	25,000	25,837

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Kansas — continued

Series 2017A, GO, 5.00%, 12/1/2021	110,000	113,991

Series 811, GO, 5.00%, 6/1/2022	35,000	37,110

GO, 5.00%, 10/1/2022	110,000	118,401

GO, 5.00%, 12/1/2022	55,000	59,632

County of Johnson, Internal Improvement

Series 2012A, GO, 4.00%, 9/1/2021	50,000	50,959

Series 2018A, GO, 5.00%, 9/1/2022	20,000	21,447

County of Shawnee COP, 3.00%, 9/1/2024	35,000	37,789

County of Shawnee, Public Building Commission, Kansas Expocentre Project Rev., 4.00%, 9/1/2022	25,000	26,377

Douglas County Unified School District No. 491, Eudora School Building Series 2011A, GO, AGC, 5.00%, 9/1/2021 (b)	25,000	25,598

Douglas County Unified School District No. 497, Lawrence Improvement Series 2016-A, GO, 5.00%, 9/1/2021	40,000	40,956

Johnson County Community College Foundation, Inc., Student Common & Parking System Rev., 4.00%, 11/15/2022	100,000	106,279

Johnson County Park and Recreation District Series 2019A, COP, 5.00%, 9/1/2021	245,000	250,731

Johnson County Public Building Commission, Court House & Medical Examiners Facilities Rev., 5.00%, 9/1/2021	175,000	179,181

Johnson County Unified School District No. 229 Blue Valley Series 2020A, GO, 3.00%, 10/1/2021	90,000	91,488

Johnson County Unified School District No. 232 De Soto Series 2015-A, GO, 5.00%, 9/1/2021	25,000	25,601

Johnson County Unified School District No. 233 Olathe

Series 2017B, GO, 3.00%, 9/1/2022	30,000	31,265

Series 2017A, GO, 4.00%, 9/1/2022	40,000	42,284

Series 2016C, GO, 5.00%, 9/1/2023	50,000	55,816

Johnson County Unified School District No. 512 Shawnee Mission

Series 2017A, GO, 5.00%, 4/1/2021	55,000	55,215

Series 2016B, GO, 2.00%, 10/1/2021	145,000	146,564

SEE NOTES TO FINANCIAL STATEMENTS.

218	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Kansas — continued

Series 2016B, GO, 4.00%, 10/1/2021	25,000	25,560

Kansas Development Finance Authority, Department of Health and Environment Project Series 2020SRF, Rev., 5.00%, 5/1/2021	25,000	25,199

Kansas Development Finance Authority, School Engineering Project Rev., 5.00%, 5/1/2021	125,000	125,985

Kansas Development Finance Authority, State of Kansas Project

Series 2019F, Rev., 5.00%, 11/1/2021	250,000	257,958

Series 2020R, Rev., 5.00%, 11/1/2021	105,000	108,342

Kansas Development Finance Authority, University Housing Projects Rev., 5.00%, 4/1/2022	250,000	262,917

Kansas Development Finance Authority, University Project

Series 2014C, Rev., 5.00%, 5/1/2021	20,000	20,158

Series 2014C, Rev., 5.00%, 5/1/2022	100,000	105,565

Series 2017A, Rev., 5.00%, 5/1/2022	105,000	110,843

Kansas Turnpike Authority

Series 2020A, Rev., 3.00%, 9/1/2021	180,000	182,558

Series 2020A, Rev., 3.00%, 9/1/2022	50,000	52,092

Sedgwick County Public Building Commission, Exploration Place Project Series 2015-1, Rev., 5.00%, 8/1/2021	25,000	25,502

Sedgwick County Unified School District No. 259 Wichita Series 2017-A, GO, 3.00%, 10/1/2022	45,000	47,002

Sedgwick County Unified School District No. 266 Maize

Series 2019-B, GO, 3.00%, 9/1/2021	25,000	25,353

Series 2015B, GO, 5.00%, 9/1/2021	85,000	87,044

Seward County Unified School District No. 480 Liberal GO, 5.00%, 9/1/2022 (b)	25,000	26,813

State of Kansas Department of Transportation

Series 2015A, Rev., 5.00%, 9/1/2021	190,000	194,598

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Kansas — continued

Series 2018A, Rev., 5.00%, 9/1/2021	50,000	51,210

Series 2015A, Rev., 5.00%, 9/1/2022	125,000	134,064

University of Kansas Hospital Authority, Health System Rev., 5.00%, 3/1/2021	160,000	160,000

Wyandotte County City Unified Government Utility System Series 2014A, Rev., 5.00%, 9/1/2021	500,000	511,665

Wyandotte County Unified Government Public Utility System Refunding Series 2012A, Rev., 5.00%, 9/1/2022 (b)	25,000	26,793

Wyandotte County Unified Government Utility System Improvement and Refunding Series 2011-A, Rev., 5.00%, 9/1/2021 (b)	50,000	51,197

Total Kansas		6,149,905

Kentucky — 0.6%

Campbell Kenton and Boone Counties Sanitation District No. 1

Rev., 5.00%, 8/1/2021	70,000	71,404

Rev., 5.00%, 8/1/2022	25,000	26,705

City of Bowling Green Series 2016C, GO, 4.00%, 6/1/2021	50,000	50,461

County of Kenton, Limited Tax

Series B, GO, 5.00%, 10/1/2021	215,000	221,048

Series 2017A, GO, 5.00%, 4/1/2022	25,000	26,306

Fayette County School District Finance Corp.

Series 2011A, Rev., 4.00%, 6/1/2021	150,000	151,374

Series 2013A, Rev., 5.00%, 10/1/2021	25,000	25,683

Kenton County Public Properties Corp., Court Facilities Project Rev., 3.00%, 3/1/2023	150,000	157,381

Kenton County School District Finance Corp., School Building Project Rev., 4.50%, 5/1/2021 (b)	200,000	201,414

Kentucky Asset Liability Commission, Federal Highway Trust Fund

Rev., 5.00%, 9/1/2021	155,000	158,672

Series 2013A, Rev., 5.00%, 9/1/2021	85,000	87,014

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	219

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Kentucky — continued

Kentucky Bond Development Corp., Hospital Facilities, St. Elizabeth Medical Center, Inc. Rev., 5.00%, 5/1/2021	250,000	251,947

Kentucky Economic Development Finance Authority, Baptist Healthcare System Obligated Group

Rev., 5.00%, 8/15/2021 (b)	130,000	132,804

Rev., 5.25%, 8/15/2021 (b)	955,000	976,679

Kentucky Economic Development Finance Authority, Catholic Health Initiatives Series 2013A, Rev., 5.25%, 1/1/2023 (b)	100,000	109,010

Kentucky Housing Corp., Westminster Village Project Rev., 2.00%, 4/1/2021 (c)	900,000	901,278

Kentucky Infrastructure Authority, Governmental Agencies Program Rev., 3.00%, 8/1/2021	50,000	50,592

Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Series 2018A, Rev., 3.00%, 2/1/2024	25,000	26,884

Kentucky Public Energy Authority, Gas Supply Series 2018B, Rev., 4.00%, 1/1/2025 (c)	615,000	680,584

Kentucky State Property and Buildings Commission, Project No. 106 Series 2013A, Rev., 5.00%, 10/1/2021	45,000	46,231

Kentucky State Property and Buildings Commission, Project No. 110 Rev., 5.00%, 8/1/2021	25,000	25,488

Kentucky State Property and Buildings Commission, Project No. 112 Series B, Rev., 5.00%, 11/1/2021	125,000	128,910

Kentucky State Property and Buildings Commission, Project No. 117 Series D, Rev., 5.00%, 5/1/2021	100,000	100,772

Kentucky State Property and Buildings Commission, Project No. 84 Rev., NATL-RE, 5.00%, 8/1/2021	30,000	30,585

Kentucky Turnpike Authority, Economic Development Road, Revitalization Projects

Series 2013A, Rev., 5.00%, 7/1/2021	275,000	279,034

Series 2014A, Rev., 5.00%, 7/1/2021	150,000	152,201

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Kentucky — continued

Lexington-Fayette Urban County Government

Series 2017A, GO, 5.00%, 9/1/2021	90,000	92,169

Series 2013C, GO, 4.00%, 10/1/2021	25,000	25,558

Series 2012B, GO, 3.00%, 7/1/2024	100,000	100,811

Louisville and Jefferson County Metropolitan Government

Series 2016A, GO, 5.00%, 12/1/2021	55,000	56,957

Series 2017A, GO, 5.00%, 12/1/2021	20,000	20,712

Series 2020B, Rev., 5.00%, 10/1/2023 (c)	400,000	445,228

Louisville and Jefferson County Metropolitan Government, Catholic Health Initiatives

Series 2012A, Rev., 4.00%, 6/1/2022 (b)	75,000	78,509

Series 2012A, Rev., 4.25%, 6/1/2022	5,000	5,249

Series 2012A, Rev., 5.00%, 6/1/2022 (b)	40,000	42,370

Louisville and Jefferson County Metropolitan Government, Louisville Gas and Electric Co. Project Series 2003A, Rev., 1.85%, 4/1/2021 (c)	200,000	200,248

Louisville and Jefferson County Metropolitan Government, Norton Healthcare, Inc.

Series 2016A, Rev., 5.00%, 10/1/2023	165,000	184,336

Series 2016A, Rev., 5.00%, 10/1/2024	660,000	763,198

Louisville and Jefferson County Metropolitan Sewer District, Sewer and Drainage System

Series 2013B, Rev., 5.00%, 5/15/2021	25,000	25,245

Rev., 5.00%, 5/15/2022	125,000	132,189

Series 2016C, Rev., 5.00%, 5/15/2022	50,000	52,875

Series 2011A, Rev., 5.00%, 5/15/2025	110,000	113,659

Murray State University Series 2011B, Rev., 3.75%, 9/1/2021	60,000	61,031

Northern Kentucky Water District Rev., 5.00%, 2/1/2022	90,000	93,848

SEE NOTES TO FINANCIAL STATEMENTS.

220	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Kentucky — continued

Scott County School District Finance Corp. Rev., 5.00%, 6/1/2025	20,000	23,519

Spencer County School District Finance Corp. Rev., 3.00%, 8/1/2021	80,000	80,879

University of Kentucky, General Receipt

Series 2014A, Rev., 5.00%, 4/1/2021	20,000	20,077

Series 2014B, Rev., 5.00%, 4/1/2021	25,000	25,097

Series 2014D, Rev., 5.00%, 10/1/2021	40,000	41,116

Total Kentucky		7,755,341

Louisiana — 0.6%

Central Community School System, Sales Tax Rev., 5.00%, 1/1/2022	100,000	103,895

City of Alexandria, Utilities Series 2013A, Rev., 5.00%, 5/1/2023 (b)	25,000	27,538

City of Lafayette, Publica Improvement, Sales and Use Tax

Rev., 5.00%, 3/1/2021 (b)	200,000	200,000

Series 2011ST-D, Rev., 5.00%, 5/1/2021	55,000	55,431

Series 2011ST-D, Rev., 5.00%, 5/1/2022	25,000	26,385

Iberia Parishwide School District Series 2014A, GO, 5.00%, 3/1/2021	100,000	100,000

Jefferson Parish School Board

GO, 3.00%, 3/1/2021	100,000	100,000

Rev., 4.00%, 2/1/2022	125,000	129,311

Lafourche Parish School Board GO, 4.00%, 3/1/2022	25,000	25,882

Louisiana Local Government Environmental Facilities and Community Development Authority, Bossier City Public

Series 2015A, Rev., 5.00%, 11/1/2021	55,000	56,698

Rev., 5.00%, 11/1/2023	100,000	111,984

Louisiana Local Government Environmental Facilities and Community Development Authority, Jefferson CPZ Beautification Rev., 4.00%, 10/1/2025	130,000	147,648

Louisiana Local Government Environmental Facilities and Community Development Authority, Jefferson Parish Projects Rev., 5.00%, 4/1/2023	100,000	109,646

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Louisiana — continued

Louisiana Public Facilities Authority, Franciscan Missionaries of Our Lady, Health System Rev., 5.00%, 7/1/2022 (b)	380,000	404,012

Louisiana Public Facilities Authority, Hurricane Recovery Program Rev., 5.00%, 6/1/2021	25,000	25,288

Louisiana Public Facilities Authority, Lafayette General Health System Project

Rev., 4.00%, 11/1/2025 (b)	605,000	700,977

Rev., 5.00%, 11/1/2025 (b)	160,000	192,739

Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project

Rev., 5.25%, 5/15/2021 (b)	100,000	101,038

Rev., 6.38%, 5/15/2021 (b)	155,000	156,958

Rev., 6.50%, 5/15/2021 (b)	150,000	151,930

Series 2002B, Rev., 5.50%, 5/15/2022 (b)	75,000	79,735

Rev., 5.00%, 5/15/2023	185,000	202,669

Louisiana State Citizens Property Insurance Corp. Rev., AGM, 5.00%, 6/1/2022 (b)	30,000	31,797

St. Charles Parish School District No. 1 GO, 5.00%, 3/1/2022	50,000	52,379

St. Tammany Parish Hospital Service District No. 2 GO, 3.00%, 3/1/2022	25,000	25,659

State of Louisiana

Series 2019-A, GO, 5.00%, 3/1/2021	300,000	300,000

Series 2012-C, GO, 5.00%, 7/15/2021	75,000	76,345

Series 2012-C, GO, 5.00%, 7/15/2022 (b)	25,000	26,662

Series 2013-C, GO, 5.00%, 7/15/2022	25,000	26,655

Series 2012-A, GO, 5.00%, 8/1/2022 (b)	40,000	42,745

State of Louisiana Gasoline and Fuels Tax

Series 2012A-1, Rev., 5.00%, 5/1/2021	130,000	131,035

Series 2012A-1, Rev., 5.00%, 5/1/2023	25,000	26,454

State of Louisiana Gasoline and Fuels Tax, Second Lien

Series 2017D, Rev., 0.55%, 5/1/2022 (c)	4,290,000	4,290,558

Series 2017A, Rev., 0.60%, 5/1/2023 (c)	200,000	199,710

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	221

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Louisiana — continued

Terrebonne Parish La Sales and Use Tax Morganza Levee Improvement Series 2011-ST, Rev., AGM, 4.75%, 4/1/2021 (b)	620,000	622,282

Zachary Community School District No. 1 GO, 4.00%, 3/1/2021 (b)	25,000	25,000

Total Louisiana		9,087,045

Maine — 0.3%

City of Augusta Series 2015B, GO, 3.00%, 5/1/2022	25,000	25,825

City of Lewiston, Public Improvement GO, 4.00%, 4/15/2023	25,000	26,965

City of Portland GO, 5.00%, 4/1/2022	25,000	26,308

Maine Governmental Facilities Authority Series 2015B, Rev., 5.00%, 10/1/2022	30,000	32,266

Maine Health and Higher Educational Facilities Authority

Series 2014A, Rev., 5.00%, 7/1/2021	140,000	142,148

Series 2014A, Rev., 5.00%, 7/1/2023	135,000	148,989

Series 2017A, Rev., 5.00%, 7/1/2023	80,000	88,349

Series 2020B, Rev., 4.00%, 7/1/2024	150,000	165,385

Maine Health and Higher Educational Facilities Authority, Birch Bay Retirement Village Series 2020A, Rev., 5.00%, 7/1/2023	600,000	661,578

Maine Health and Higher Educational Facilities Authority, Central Maine Medical Center Series 2019A, Rev., 5.00%, 7/1/2021	65,000	66,000

Maine Health and Higher Educational Facilities Authority, University of New England Rev., 4.00%, 7/1/2021	175,000	176,995

Maine Municipal Bond Bank

Series 2011C, Rev., 4.88%, 11/1/2021 (b)	25,000	25,787

Series 2015A, Rev., 5.00%, 11/1/2021	25,000	25,806

Series 2017A, Rev., 5.00%, 11/1/2021	120,000	123,869

Series 2018B, Rev., 5.00%, 11/1/2021	150,000	154,836

Series 2020A, Rev., 5.00%, 11/1/2021	50,000	51,612

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Maine — continued

Series D, Rev., 5.00%, 11/1/2021	80,000	82,579

Series 2010C, Rev., 5.00%, 11/1/2022	25,000	27,005

Series 2012B, Rev., 5.00%, 11/1/2022	30,000	32,406

Series 2015A, Rev., 5.00%, 11/1/2022	30,000	32,407

Series 2016B, Rev., 5.00%, 11/1/2022	30,000	32,407

Series 2019A, Rev., 5.00%, 11/1/2022	50,000	54,011

Series D, Rev., 5.00%, 11/1/2022	70,000	75,615

Series 2016C, Rev., 4.00%, 11/1/2023	25,000	27,454

Maine Municipal Bond Bank, Transcap Program

Series 2015A, Rev., 5.00%, 9/1/2022	25,000	26,809

Series 2011A, Rev., 5.00%, 9/1/2025	1,150,000	1,177,013

Maine School Administrative District No. 51 GO, 4.00%, 8/1/2025	50,000	57,449

Maine State Housing Authority, Mortgage Purchase Series 2011-D, Rev., AMT, 3.15%, 11/15/2021	35,000	35,190

State of Maine

Series 2014B, GO, 5.00%, 6/1/2021	75,000	75,901

Series 2016B, GO, 5.00%, 6/1/2021	35,000	35,420

Series 2018D, GO, 5.00%, 6/1/2021	50,000	50,601

Series 2014B, GO, 5.00%, 6/1/2022	25,000	26,507

Series 2017B, GO, 5.00%, 6/1/2022	25,000	26,507

Town of Gorham Series 2016B, GO, 5.00%, 10/1/2021	25,000	25,695

Town of Scarborough GO, 5.00%, 11/1/2022	25,000	26,936

Total Maine		3,870,630

Maryland — 0.9%

City of Annapolis, Public Improvement

GO, 4.00%, 8/1/2021	35,000	35,559

Series 2017B, GO, 5.00%, 8/1/2022	25,000	26,708

City of Baltimore, Consolidated Public Improvement

Series 2013A, GO, 4.00%, 10/15/2022 (b)	35,000	37,179

Series 2013A, GO, 5.00%, 10/15/2022	40,000	43,137

City of Baltimore, Wastewater Projects

Series 2017B, Rev., 3.00%, 7/1/2021	25,000	25,237

SEE NOTES TO FINANCIAL STATEMENTS.

222	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Maryland — continued

Series 2014C, Rev., 5.00%, 7/1/2021	35,000	35,563

Series 2013C, Rev., 5.00%, 7/1/2023	30,000	33,279

City of Baltimore, Water Projects

Series 2011A, Rev., 5.00%, 7/1/2021	25,000	25,402

Series 2017C, Rev., 5.00%, 7/1/2021	25,000	25,397

Series 2013A, Rev., 5.00%, 7/1/2022	25,000	26,611

County of Anne Arundel, Arundel Mills Project GTD, 5.00%, 7/1/2023	50,000	55,502

County of Anne Arundel, Consolidated General Improvements

GO, 5.00%, 4/1/2021	355,000	356,388

GO, 5.00%, 10/1/2021	30,000	30,846

GO, 5.00%, 4/1/2022	40,000	42,093

County of Anne Arundel, Consolidated Water and Sewer GO, 5.00%, 4/1/2021	50,000	50,195

County of Baltimore, Consolidated Public Improvement

GO, 5.00%, 3/1/2021	25,000	25,000

GO, 5.00%, 8/1/2021	105,000	107,111

GO, 5.00%, 2/1/2022	35,000	36,550

Series 2014B, GO, 5.00%, 8/1/2022	25,000	26,708

GO, 5.00%, 3/1/2023	70,000	76,649

County of Baltimore, Equipment Acquisition Program

COP, 5.00%, 3/1/2021	45,000	45,000

COP, 5.00%, 10/1/2021	165,000	169,554

COP, 5.00%, 3/1/2022	420,000	439,857

COP, 5.00%, 10/1/2022	125,000	134,339

County of Baltimore, Health and Social Services Building Project COP, 3.00%, 10/1/2021	50,000	50,800

County of Baltimore, Metropolitan District

GO, 4.00%, 2/1/2022	30,000	31,054

Series 2014C, GO, 4.00%, 9/1/2022	25,000	26,435

County of Calvert, Consolidated Public Improvement GO, 4.00%, 4/1/2021	30,000	30,093

County of Carroll, Consolidated Public Improvement

GO, 4.00%, 11/1/2021	25,000	25,642

GO, 5.00%, 11/1/2021	65,000	67,100

GO, 5.00%, 11/1/2022	30,000	32,412

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Maryland — continued

County of Cecil, Consolidated Public Improvement GO, 4.00%, 2/1/2022	75,000	77,636

County of Charles, Consolidated Public Improvement

GO, 5.00%, 3/1/2021	170,000	170,000

GO, 5.00%, 10/1/2021	20,000	20,564

GO, 5.00%, 11/1/2021	20,000	20,645

GO, 5.00%, 10/1/2022	50,000	53,818

County of Charles, Tax Exempt GO, 4.00%, 2/1/2022	25,000	25,879

County of Frederick, Public Facilities

GO, 5.00%, 5/1/2021	25,000	25,199

GO, 4.00%, 8/1/2021	65,000	66,041

Series 2016A, GO, 5.00%, 8/1/2022	25,000	26,712

County of Harford, Consolidated Public Improvement GO, 5.00%, 9/15/2022	150,000	161,134

County of Montgomery, Consolidated Public Improvement

Series 2011A, GO, 5.00%, 7/1/2021	25,000	25,405

Series 2017D, GO, 3.00%, 11/1/2021	45,000	45,866

Series 2017C, GO, 5.00%, 10/1/2022	25,000	26,914

Series 2017D, GO, 3.00%, 11/1/2022	50,000	52,358

Series 2016A, GO, 5.00%, 12/1/2022	25,000	27,110

Series 2015B, GO, 5.00%, 12/1/2023	35,000	39,500

County of Montgomery, Consolidated Public Improvement Bonds Series 2013A, GO, 5.00%, 11/1/2021	100,000	103,251

County of Montgomery, Department of Liquor Control Series 2011A, Rev., 5.00%, 4/1/2024	45,000	45,174

County of Montgomery, Metrorail Garage Project Rev., 5.00%, 6/1/2022	75,000	75,861

County of Montgomery, Montgomery College

Series 2016A, COP, 5.00%, 11/1/2021	25,000	25,809

Series 2016A, COP, 5.00%, 11/1/2022	30,000	32,417

County of Montgomery, Parking System Rev., 5.00%, 6/1/2021	25,000	25,301

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	223

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Maryland — continued

County of Montgomery, Water Quality Protection Charge

Rev., 3.00%, 4/1/2021	25,000	25,058

Series 2012A, Rev., 5.00%, 4/1/2021	100,000	100,365

County of Prince George’s, Consolidated Public Improvement

Series 2013B, GO, 4.00%, 3/1/2021	30,000	30,000

Series 2011A, GO, 5.00%, 9/15/2021 (b)	180,000	184,696

Series 2011B, GO, 5.00%, 9/15/2021 (b)	25,000	25,653

Series 2013B, GO, 4.00%, 3/1/2022	45,000	46,744

Series 2019A, GO, 5.00%, 7/15/2022	40,000	42,670

County of Prince George’s, Public Safety Communications COP, 5.00%, 10/1/2023	25,000	25,089

County of Queen Anne’s, Public Facilities

GO, 4.00%, 4/1/2021	50,000	50,155

GO, 4.00%, 7/1/2021	25,000	25,319

GO, 5.00%, 1/15/2023	50,000	54,447

County of Spotsylvania, Commissioners of St. Mary’s, Public Improvement GO, 4.00%, 7/15/2021	30,000	30,428

County of Washington GO, 4.00%, 1/1/2023	40,000	42,753

County of Washington, Public Improvement GO, 3.00%, 7/1/2022 (b)	40,000	41,504

County of Wicomico, Public Improvement GO, 5.00%, 10/1/2022	25,000	26,909

Maryland Community Development Administration, Housing and Community Development

Series 2014C, Rev., 2.15%, 3/1/2021	165,000	165,000

Series 2018A, Rev., 2.55%, 3/1/2022	20,000	20,446

Series 2019A, Rev., 2.10%, 3/1/2024	25,000	26,002

Maryland Community Development Administration, Local Government Infrastructure

Series 2017A-1, Rev., 2.00%, 6/1/2021	75,000	75,330

Series A-2, Rev., 3.00%, 6/1/2021	25,000	25,168

Series 2011A, Rev., 4.00%, 6/1/2021	115,000	116,010

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Maryland — continued

Maryland Economic Development Corp., Department of Transportation Headquarters Rev., 4.00%, 6/1/2021	150,000	151,431

Maryland Economic Development Corp., Howard Hughes Medical Institute Series 2008A, Rev., VRDO, 0.03%, 3/9/2021 (c)	2,690,000	2,690,000

Maryland Economic Development Corp., Maryland Public Health Laboratory Project Rev., 4.00%, 6/1/2023	50,000	50,466

Maryland Health and Higher Educational Facilities Authority, John Hopkins Health System

Rev., 5.00%, 5/15/2021	25,000	25,246

Series 2013B, Rev., 5.00%, 7/1/2022	125,000	133,037

Maryland Health and Higher Educational Facilities Authority, Lifebridge Health Issue

Rev., 4.00%, 7/1/2021	180,000	182,234

Rev., 5.00%, 7/1/2021	250,000	253,930

Rev., 5.00%, 7/1/2023	160,000	176,618

Rev., 5.00%, 7/1/2025	45,000	53,095

Maryland Health and Higher Educational Facilities Authority, Peninsula Medical Center Rev., 5.00%, 7/1/2021	70,000	71,058

Maryland Health and Higher Educational Facilities Authority, University of Pittsburgh Medical Center Series 2020B, Rev., 5.00%, 4/15/2022	255,000	268,530

Maryland National Capital Park and Planning Commission, Park Development Project Series PGC-2015A, GO, 5.00%, 1/15/2022	35,000	36,474

Maryland Stadium Authority, Baltimore City Public Schools Rev., 5.00%, 5/1/2022	80,000	84,394

Maryland Stadium Authority, Montgomery County Conference Center

Rev., 5.00%, 6/15/2022	30,000	31,845

Rev., 5.00%, 6/15/2023	65,000	71,913

Maryland Water Quality Financing Administration Revolving Loan Fund

Rev., 5.00%, 3/1/2021	115,000	115,000

Rev., 5.00%, 3/1/2022	20,000	20,966

SEE NOTES TO FINANCIAL STATEMENTS.

224	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Maryland — continued

Montgomery County Housing Opportunities Commission, Multi-Family Housing Series 2011A, Rev., VRDO, GNMA/FNMA/FHLMC, LOC: TD Bank NA, 0.04%, 3/9/2021 (c)	1,150,000	1,150,000

State of Maryland Department of Transportation

Rev., 4.00%, 5/15/2021	50,000	50,391

Rev., 5.00%, 6/1/2021	30,000	30,359

Rev., 5.00%, 10/1/2021	75,000	77,110

Rev., 5.00%, 11/1/2021	145,000	149,665

Rev., 5.00%, 12/1/2021	95,000	98,439

Rev., 5.00%, 12/15/2021	50,000	51,904

Rev., 5.00%, 6/1/2022	25,000	26,504

Rev., 5.00%, 10/1/2022	70,000	75,334

State of Maryland, State and Local Facilities Loan of 2013

GO, 4.00%, 3/1/2021 (b)	30,000	30,000

GO, 5.00%, 3/1/2021 (b)	190,000	190,000

Series 2013B, GO, 4.50%, 8/1/2021	210,000	213,797

State of Maryland, State and Local Facilities Loan of 2014

GO, 5.00%, 8/1/2021	140,000	142,819

Series 2014-2-C, GO, 5.00%, 8/1/2021	250,000	255,035

Series 2014B, GO, 5.00%, 8/1/2021	20,000	20,403

Series 2014-2-C, GO, 5.00%, 8/1/2022	70,000	74,783

Series 2014B, GO, 5.00%, 8/1/2022 (b)	35,000	37,402

State of Maryland, State and Local Facilities Loan of 2015

Series 2015A, GO, 5.00%, 8/1/2021	70,000	71,410

Series 2015A, GO, 5.00%, 3/1/2022	35,000	36,691

State of Maryland, State and Local Facilities Loan of 2017

Series 2014A, GO, 5.00%, 3/1/2022 (b)	65,000	68,147

Series 2017A, GO, 5.00%, 8/1/2022	100,000	106,833

Series 2017B, GO, 5.00%, 8/1/2022	25,000	26,708

State of Maryland, State and Local Facilities Loan of 2018 Series 2018B, GO, 5.00%, 8/1/2022	60,000	64,100

Town of Ocean City GO, 4.00%, 10/1/2022	50,000	53,030

Town of Ocean City, Mayor and City Council, Municipal Purpose Loan GO, 5.00%, 12/1/2021	50,000	51,814

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Maryland — continued

University System of Maryland, Auxiliary Facility and Tuition

Series 2011A, Rev., 3.00%, 4/1/2021	25,000	25,057

Series 2010C, Rev., 4.00%, 4/1/2021	110,000	110,343

Series 2011A, Rev., 5.00%, 4/1/2021 (b)	160,000	160,627

Series 2014A, Rev., 5.00%, 4/1/2021	25,000	25,098

Series 2016A, Rev., 5.00%, 4/1/2021	140,000	140,550

Series 2019A, Rev., 5.00%, 4/1/2021	50,000	50,197

Series 2012D, Rev., 5.00%, 10/1/2021	120,000	123,397

Series 2017B, Rev., 5.00%, 4/1/2022	85,000	89,469

Washington Suburban Sanitary District, Consolidated Public Improvement

Rev., GTD, 4.00%, 6/1/2021 (b)	25,000	25,239

Rev., GTD, 5.00%, 6/1/2021	165,000	166,993

Rev., GTD, 3.00%, 6/1/2022	100,000	103,537

Rev., GTD, 5.00%, 6/1/2023	35,000	38,730

Total Maryland		13,153,892

Massachusetts — 4.2%

Berkshire Hills Regional School District

GO, 5.00%, 10/15/2021	20,000	20,599

GO, 5.00%, 10/15/2022	55,000	59,285

Berkshire Regional Transit Authority Series B, Rev., RAN, 1.25%, 7/29/2021	5,300,000	5,318,020

Boston Water and Sewer Commission

Series 2012A, Rev., 4.00%, 11/1/2021	70,000	71,807

Series 2016A, Rev., 5.00%, 11/1/2021	125,000	129,055

Brockton Area Transit Authority Rev., RAN, 1.50%, 7/30/2021	3,050,000	3,061,834

Cape Cod Regional Transit Authority Rev., RAN, 1.50%, 7/23/2021	3,000,000	3,010,980

City of Beverly GO, 5.00%, 1/15/2023	50,000	54,456

City of Boston

Series 2019A, GO, 5.00%, 3/1/2021	60,000	60,000

Series 2010B, GO, 4.00%, 4/1/2021	45,000	45,140

Series 2011A, GO, 4.00%, 4/1/2021 (b)	175,000	175,546

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	225

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Massachusetts — continued

Series 2011B, GO, 5.00%, 4/1/2021	25,000	25,098

Series 2015B, GO, 5.00%, 4/1/2021	50,000	50,197

Series 2018A, GO, 5.00%, 5/1/2021	50,000	50,400

Series 2012D, GO, 4.00%, 10/1/2021	55,000	56,238

Series 2014A, GO, 5.00%, 3/1/2022	40,000	41,941

Series 2012A, GO, 5.00%, 4/1/2022	25,000	26,314

Series 2010B, GO, 3.00%, 4/1/2023	40,000	42,261

City of Fall River GO, 4.00%, 3/1/2022	100,000	103,835

City of Framingham, Municipal Purpose Loan

GO, 5.00%, 12/1/2021	65,000	67,338

GO, 5.00%, 11/1/2022	45,000	48,586

GO, 5.00%, 12/1/2022	20,000	21,674

City of Marlborough, Municipal Purpose Loan

GO, 4.00%, 6/15/2021	95,000	96,052

GO, 5.00%, 6/15/2021	25,000	25,348

GO, 4.00%, 6/15/2022	25,000	26,236

GO, 5.00%, 6/15/2022	20,000	21,246

City of Medford, Municipal Purpose Loan GO, 5.00%, 7/15/2021	130,000	132,337

City of Methuen GO, BAN, 2.00%, 9/1/2021	3,235,000	3,261,139

City of Newton GO, 4.00%, 4/1/2021	105,000	105,328

City of Peabody GO, 2.25%, 3/15/2021	25,000	25,019

City of Peabody, Municipal Purpose Loan

GO, 5.00%, 3/15/2021	45,000	45,078

GO, 4.00%, 10/1/2021	35,000	35,778

Series 2015A, GO, 5.00%, 11/15/2021	75,000	77,543

City of Revere

GO, 5.00%, 9/1/2021	500,000	511,945

GO, 4.00%, 12/1/2021	50,000	51,422

City of Salem, Municipal Purpose Loan GO, 5.00%, 9/15/2022	25,000	26,836

City of Somerville

Series 2018B, GO, 4.00%, 6/1/2021	100,000	100,956

GO, 5.00%, 5/15/2022	25,000	26,456

GO, 5.00%, 10/1/2022	35,000	37,679

City of Somerville, Municipal Purpose Loan GO, 5.00%, 6/1/2021	45,000	45,541

City of Waltham, Municipal Purpose Loan

GO, 4.00%, 6/15/2021	100,000	101,107

GO, 4.10%, 2/1/2023	35,000	35,100

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Massachusetts — continued

City of Westfield, Municipal Purpose Loan GO, 5.00%, 3/1/2021	50,000	50,000

City of Woburn GO, 4.00%, 11/15/2022	20,000	21,305

Commonwealth of Massachusetts

Series 2019C, GO, 5.00%, 5/1/2021	165,000	166,318

Series 2016A, GO, 5.00%, 7/1/2021	20,000	20,322

Series 2019A, GO, 5.00%, 7/1/2021	85,000	86,370

Series 2013B, GO, 5.00%, 8/1/2021	160,000	163,230

Series 2014C, GO, 5.00%, 8/1/2021	30,000	30,606

Series 2004A, GO, 5.25%, 8/1/2021	80,000	81,698

Series 2004A, GO, AMBAC, 5.25%, 8/1/2021	215,000	219,562

Series B, GO, NATL-RE-IBC, 5.25%, 8/1/2021	115,000	117,440

Series B, GO, 5.25%, 8/1/2021	310,000	316,578

Series B, GO, AGM, 5.25%, 8/1/2021	170,000	173,608

Series 2006B, GO, AGM, 5.25%, 9/1/2021	25,000	25,637

Series 2016C, GO, 5.00%, 10/1/2021	295,000	303,352

Series 2004C, GO, AGM, 5.50%, 12/1/2021	35,000	36,406

Series 2019C, GO, 5.00%, 5/1/2022	30,000	31,695

Series 2016B, GO, 5.00%, 7/1/2022	100,000	106,458

Series 2019A, GO, 5.00%, 7/1/2022	40,000	42,583

Series 2017E, GO, 5.00%, 11/1/2022	25,000	27,010

Series 2004C, GO, AGM, 5.50%, 12/1/2022	40,000	43,733

Series 2020A, GO, 5.00%, 6/1/2023 (c)	50,000	55,222

Series C, GO, 5.00%, 10/1/2023	25,000	28,019

Commonwealth of Massachusetts Federal Highway, Accelerated Bridge Program

Series 2013A, Rev., GAN, 4.00%, 6/15/2021	20,000	20,222

Series 2013A, Rev., GAN, 5.00%, 6/15/2021	220,000	223,062

Series 2014A, Rev., GAN, 5.00%, 6/15/2021	75,000	76,044

Rev., GAN, 5.00%, 6/15/2022	85,000	90,297

Series 2014A, Rev., GAN, 5.00%, 6/15/2022	60,000	63,737

SEE NOTES TO FINANCIAL STATEMENTS.

226	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Massachusetts — continued

Commonwealth of Massachusetts Transportation Fund, Accelerated Bridge Program

Series 2012A, Rev., 5.00%, 6/1/2021 (b)	120,000	121,444

Series 2012A, Rev., 5.00%, 6/1/2022	50,000	50,599

Commonwealth of Massachusetts Transportation Fund, Rail Enhancement Series 2015A, Rev., 5.00%, 6/1/2022	95,000	100,615

Commonwealth of Massachusetts Transportation Fund, Rail Enhancement & Accelerated Bridge Programs Rev., 5.00%, 6/1/2021	25,000	25,298

Commonwealth of Massachusetts, Consolidated Loan

Series 2016A, GO, 5.00%, 3/1/2021	80,000	80,000

Series 2013A, GO, 4.00%, 4/1/2021 (b)	620,000	621,934

Series 2011A, GO, 5.00%, 4/1/2021 (b)	565,000	567,215

Series 2005A, Rev., AGM, 5.50%, 6/1/2021	25,000	25,332

Series 2013C, GO, 4.00%, 8/1/2021 (b)	175,000	177,802

Series E, GO, 4.50%, 8/1/2021 (b)	20,000	20,362

Series E, GO, 5.00%, 8/1/2021 (b)	490,000	499,868

Series 2011D, GO, 3.00%, 10/1/2021 (b)	200,000	203,306

Series 2011D, GO, 4.25%, 10/1/2021 (b)	25,000	25,597

Series 2011D, GO, 5.00%, 10/1/2021 (b)	155,000	159,379

Series 2014A, GO, 4.00%, 12/1/2021 (b)	50,000	51,444

Series 2014A, GO, 4.50%, 12/1/2021 (b)	195,000	201,363

Series 2014A, GO, 5.00%, 12/1/2021 (b)	480,000	497,453

Series 2016A, GO, 5.00%, 3/1/2022	55,000	57,669

Series 2015A, GO, 5.00%, 5/1/2022	30,000	31,695

Series C, GO, 5.00%, 7/1/2022 (b)	140,000	149,041

Subseries D-2, GO, 1.70%, 8/1/2022 (c)	110,000	112,092

Series F, GO, 5.00%, 11/1/2022 (b)	30,000	32,412

Series 2016H, GO, 5.00%, 12/1/2022	20,000	21,692

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Massachusetts — continued

Commonwealth of Massachusetts, Consolidated Loan, Green Bonds

Series 2013D, GO, 3.75%, 8/1/2021 (b)	150,000	152,234

Series 2013D, GO, 4.00%, 8/1/2021 (b)	40,000	40,640

Series 2013D, GO, 5.00%, 8/1/2021 (b)	35,000	35,705

Series E, GO, 4.00%, 9/1/2021	25,000	25,482

Series E, GO, 5.00%, 9/1/2022 (b)	25,000	26,813

Concord & Carlisle Regional School District GO, 5.00%, 6/15/2021	75,000	76,044

County of Collin Series 2016A, GO, 5.00%, 3/1/2021	110,000	110,000

Hyannis Fire District GO, 5.00%, 4/15/2021	100,000	100,574

Lowell Regional Transit Authority Rev., RAN, 1.25%, 8/19/2021	6,000,000	6,022,080

Massachusetts Bay Transportation Authority

Series A, Rev., 5.00%, 7/1/2021	165,000	167,648

Series 2012A, Rev., 5.00%, 7/1/2022	55,000	58,537

Massachusetts Bay Transportation Authority, Mass Sales Tax

Series 2008B, Rev., 5.00%, 7/1/2021	25,000	25,401

Series 2014A, Rev., 5.00%, 7/1/2021	50,000	50,803

Series 2003A, Rev., 5.25%, 7/1/2021	120,000	122,026

Series 2003C, Rev., 5.25%, 7/1/2021	125,000	127,110

Series 2004B, Rev., 5.25%, 7/1/2021	80,000	81,350

Series 2006B, Rev., 5.25%, 7/1/2021	55,000	55,928

Series C, Rev., 5.50%, 7/1/2021	50,000	50,886

Rev., BAN, 4.00%, 12/1/2021	270,000	277,781

Series 2015A, Rev., 5.00%, 7/1/2022	60,000	63,858

Series 2006A, Rev., 5.25%, 7/1/2022	90,000	96,086

Series 2006B, Rev., 5.25%, 7/1/2022	20,000	21,352

Series 2004C, Rev., 5.50%, 7/1/2022	35,000	37,483

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	227

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Massachusetts — continued

Massachusetts Clean Water Trust (The)

Rev., 5.00%, 8/1/2021	320,000	326,474

Series 2012B, Rev., 5.00%, 8/1/2021	80,000	81,618

Series 2017, Rev., 5.00%, 8/1/2021	210,000	214,204

Rev., 5.00%, 8/1/2022	25,000	26,716

Series 2012B, Rev., 5.00%, 8/1/2022	25,000	26,715

Massachusetts Development Finance Agency, Boston University Issue Series 2019DD-1, Rev., 5.00%, 4/1/2024 (c)	475,000	528,713

Massachusetts Development Finance Agency, Broad Institute

Rev., 5.00%, 4/1/2021	805,000	808,148

Series 2011A, Rev., 5.00%, 4/1/2021 (b)	245,000	245,960

Series 2011A, Rev., 5.25%, 4/1/2021 (b)	75,000	75,309

Massachusetts Development Finance Agency, Caregroup Series 2016-I, Rev., 5.00%, 7/1/2021	165,000	167,543

Massachusetts Development Finance Agency, College of the Holy Cross Series 2016A, Rev., 5.00%, 9/1/2021	20,000	20,479

Massachusetts Development Finance Agency, Harvard University

Series 2016A, Rev., 5.00%, 7/15/2021	45,000	45,814

Series A, Rev., 5.00%, 12/15/2021	240,000	249,238

Series 2016A, Rev., 5.00%, 7/15/2022	30,000	32,002

Massachusetts Development Finance Agency, Mount Holyoke College Issue Series 2011B, Rev., 5.00%, 7/1/2021 (b)	420,000	426,615

Massachusetts Development Finance Agency, Multi-Family, Lyman Terrace Phase II Issue Rev., 1.39%, 2/1/2022 (c)	459,000	463,434

Massachusetts Development Finance Agency, Partners Healthcare System Issue

Rev., 5.00%, 7/1/2021 (b)	125,000	126,969

Series 2011K-6, Rev., 5.00%, 7/1/2021	150,000	152,358

Series 2012L, Rev., 5.00%, 7/1/2021	75,000	76,179

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Massachusetts — continued

Series 2014M-4, Rev., 5.00%, 7/1/2021	25,000	25,393

Rev., 5.00%, 7/1/2022	25,000	26,572

Series 2017S, Rev., (SIFMA Municipal Swap Index Yield + 0.50%), 0.53%, 1/26/2023 (e)	250,000	250,320

Series 2017S-4, Rev., 5.00%, 1/25/2024 (c)	200,000	226,326

Massachusetts Development Finance Agency, Umass Memorial Health Care Obligated Group Issue

Series 2016-I, Rev., 5.00%, 7/1/2021	100,000	101,436

Series I, Rev., 5.00%, 7/1/2022	245,000	259,061

Massachusetts Development Finance Agency, Whitehead Institute for Biomedical Research Issue Series 2011A, Rev., 5.00%, 6/1/2021 (b)	785,000	794,051

Massachusetts Development Finance Agency, Williams College

Series 2011N, Rev., 1.45%, 7/1/2021 (c)	95,000	95,370

Series 2013P, Rev., 5.00%, 7/1/2022	100,000	106,402

Massachusetts Health and Educational Facilities Authority, Massachusetts Institute of Technology Series M, Rev., 5.25%, 7/1/2021	35,000	35,597

Massachusetts Housing Finance Agency Series C2, Rev., FHA, 0.40%, 12/1/2022	100,000	100,130

Massachusetts Housing Finance Agency, Multi-Family Conduit, Chestnut Park Project Series 2018A, Rev., 2.40%, 12/1/2021 (c)	100,000	101,680

Massachusetts Housing Finance Agency, Single Family Housing Series 215, Rev., GNMA/FNMA/FHLMC, 0.75%, 12/1/2021	100,000	100,425

Massachusetts School Building Authority, Sales Tax

Series 2013A, Rev., 5.00%, 5/15/2021 (b)	45,000	45,444

Series 2012A, Rev., 5.00%, 8/15/2021	235,000	240,168

Series 2011B, Rev., 4.00%, 10/15/2021	150,000	153,583

Series 2011B, Rev., 5.00%, 10/15/2021 (b)	835,000	860,153

SEE NOTES TO FINANCIAL STATEMENTS.

228	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Massachusetts — continued

Series 2012A, Rev., 5.00%, 8/15/2022 (b)	290,000	310,330

Series 2012B, Rev., 5.00%, 8/15/2022 (b)	65,000	69,583

Massachusetts State College Building Authority

Series 2003B, Rev., AGC, Zero Coupon, 5/1/2021	200,000	199,892

Series 2012A, Rev., 4.00%, 5/1/2021 (b)	25,000	25,158

Series 2011A, Rev., 5.00%, 5/1/2021 (b)	105,000	105,838

Series 2014A, Rev., 5.00%, 5/1/2021 (b)	25,000	25,200

Series 2014B, Rev., 5.00%, 5/1/2021 (b)	55,000	55,439

Series 2012A, Rev., 5.00%, 5/1/2022 (b)	75,000	79,237

Series 2012B, Rev., 5.00%, 5/1/2022 (b)	20,000	21,130

Massachusetts Water Resources Authority

Series 2011B, Rev., 5.00%, 8/1/2021 (b)	125,000	127,518

Series 2011C, Rev., 5.00%, 8/1/2021 (b)	310,000	316,243

Series 2014F, Rev., 5.00%, 8/1/2021	220,000	224,422

Series 2002J, Rev., AGM, 5.50%, 8/1/2021	105,000	107,328

Series 2017C, Rev., 5.00%, 8/1/2022	30,000	32,050

Metrowest Regional Transit Authority Rev., RAN, 1.50%, 9/17/2021	4,770,000	4,798,525

Minuteman Regional Vocational Technical School District GO, 5.00%, 10/15/2022	25,000	26,961

Onset Fire District GO, 5.00%, 10/15/2022	55,000	59,201

Southeastern Regional Transit Authority Rev., RAN, 1.25%, 8/20/2021	2,850,000	2,860,944

Springfield Water and Sewer Commission

Series 2017B, Rev., 3.00%, 4/15/2021	25,000	25,085

Series 2017B, Rev., 5.00%, 4/15/2022	50,000	52,653

Series 2014C, Rev., 5.00%, 7/15/2022	35,000	37,282

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Massachusetts — continued

Town of Andover, Municipal Purpose Loan GO, 3.00%, 9/15/2021	20,000	20,308

Town of Arlington, Municipal Purpose Loan GO, 4.00%, 11/1/2021	30,000	30,766

Town of Ashland, Municipal Purpose Loan GO, 5.00%, 5/15/2021	20,000	20,197

Town of Bedford GO, 5.00%, 8/15/2022	25,000	26,759

Town of Bellingham GO, 4.00%, 3/15/2021	20,000	20,028

Town of Belmont, Municipal Purpose Loan GO, 3.00%, 3/15/2021	95,000	95,099

Town of Belmont, Unlimited Tax GO, 5.00%, 8/15/2022	25,000	26,759

Town of Billerica, Municipal Purpose Loan GO, 5.00%, 5/15/2021	45,000	45,444

Town of Bolton, Unlimited Tax GO, 4.00%, 4/1/2021	20,000	20,062

Town of Bourne, Municipal Purpose Loan

GO, 5.00%, 11/15/2021	20,000	20,684

GO, 5.00%, 12/1/2021	45,000	46,636

Town of Braintree, Municipal Purpose Loan GO, 3.50%, 10/15/2021	45,000	45,939

Town of Burlington, Municipal Purpose Loan GO, 5.00%, 7/15/2021	70,000	71,259

Town of Charlton GO, BAN, 1.13%, 5/28/2021	3,007,000	3,011,029

Town of Chelmsford

GO, 5.00%, 4/1/2021	65,000	65,255

GO, 5.00%, 4/1/2022	20,000	21,049

Town of Chelmsford, Municipal Purpose Loan

GO, 4.00%, 4/15/2021	20,000	20,092

GO, 5.00%, 6/15/2021	140,000	141,949

Town of Concord, Municipal Purpose Loan GO, 5.00%, 6/15/2021	30,000	30,418

Town of Dedham GO, BAN, 1.13%, 5/12/2021	1,000,000	1,001,150

Town of Dedham, Municipal Purpose Loan GO, 5.00%, 6/1/2021	45,000	45,541

Town of Dracut Series A, GO, 5.00%, 7/15/2021	25,000	25,447

Town of Dracut, Municipal Purpose Loan GO, 5.00%, 9/15/2021	25,000	25,649

Town of Eastham, Municipal Purpose Loan GO, 5.00%, 11/1/2021	30,000	30,957

Town of Easton, Municipal Purpose Loan GO, 4.00%, 8/1/2021	25,000	25,393

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	229

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Massachusetts — continued

Town of Falmouth, Municipal Purpose Loan Series 2014A, GO, 4.00%, 7/15/2021	30,000	30,429

Town of Foxborough, Municipal Purpose Loan GO, 5.00%, 3/15/2021	100,000	100,176

Town of Franklin

GO, 4.00%, 3/1/2021	45,000	45,000

GO, 4.00%, 3/1/2022	30,000	31,154

Town of Franklin, Municipal Purpose Loan GO, 5.00%, 8/15/2021	135,000	137,975

Town of Grafton, Municipal Purpose Loan GO, 5.00%, 4/1/2021	80,000	80,313

Town of Grafton, School Unlimited Tax GO, 4.00%, 4/1/2021	45,000	45,140

Town of Great Barrington, Municipal Purpose GO, 4.00%, 6/15/2022	25,000	26,223

Town of Hamilton GO, BAN, 1.25%, 8/27/2021	667,767	670,505

Town of Hanover GO, 4.00%, 5/15/2021	105,000	105,815

Town of Hanover, Municipal Purpose Loan

GO, 5.00%, 5/15/2021	35,000	35,343

GO, 4.00%, 9/1/2021	45,000	45,856

Town of Harwich, Municipal Purpose Loan GO, 4.00%, 10/1/2021	25,000	25,561

Town of Holden, Municipal Purpose Loan GO, 5.00%, 6/15/2021	35,000	35,484

Town of Holliston, Municipal Purpose Loan

GO, 5.00%, 4/1/2021	50,000	50,196

GO, 5.00%, 4/1/2022	20,000	21,049

Town of Hull, Municipal Purpose Loan GO, 2.00%, 8/15/2021	25,000	25,211

Town of Lexington GO, 4.00%, 2/1/2022	40,000	41,406

Town of Lexington, Municipal Purpose Loan

GO, 4.00%, 2/15/2022	25,000	25,916

GO, 4.00%, 6/15/2022	20,000	20,986

Town of Littleton, Municipal Purpose Loan GO, 4.00%, 3/15/2021	25,000	25,035

Town of Longmeadow GO, 5.00%, 6/1/2021	20,000	20,241

Town of Lunenburg, Municipal Purpose Loan GO, 4.00%, 6/1/2021	150,000	150,435

Town of Mansfield, Municipal Purpose Loan GO, 5.00%, 5/15/2021	20,000	20,194

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Massachusetts — continued

Town of Marblehead GO, 4.00%, 8/15/2023	50,000	50,856

Town of Marblehead, Municipal Purpose Loan

GO, 5.00%, 7/15/2021	75,000	76,349

GO, 5.00%, 8/1/2021	30,000	30,604

GO, 5.00%, 7/15/2022	35,000	37,321

Town of Marshfield, Municipal Purpose Loan

GO, 5.00%, 7/15/2021	20,000	20,360

GO, 5.25%, 7/15/2021	20,000	20,378

Town of Mendon, Municipal Purpose Loan GO, 3.00%, 2/15/2022	50,000	51,342

Town of Merrimac, Municipal Purpose Loan GO, 5.00%, 9/15/2021	25,000	25,647

Town of Nantucket, Municipal Purpose Loan GO, 5.00%, 12/1/2021	35,000	36,273

Town of North Attleborough, Municipal Purpose Loan GO, 4.00%, 5/15/2021	50,000	50,392

Town of North Reading, Municipal Purpose Loan

GO, 5.00%, 5/15/2021	50,000	50,494

GO, 5.00%, 5/15/2022	75,000	79,369

Town of Norwood GO, 4.00%, 8/15/2021	20,000	20,350

Town of Oak Bluffs, Municipal Purpose Loan GO, 5.00%, 9/1/2021	25,000	25,600

Town of Orleans, Municipal Purpose Loan

GO, 5.00%, 9/15/2021	90,000	92,348

GO, 5.00%, 2/1/2022	30,000	31,331

Town of Pembroke GO, 5.00%, 8/1/2021	50,000	51,007

Town of Plymouth GO, 4.00%, 5/15/2021	20,000	20,157

Town of Plymouth, Municipal Purpose Loan GO, 5.00%, 5/1/2021	25,000	25,199

Town of Randolph, Municipal Purpose Loan GO, 3.00%, 4/15/2021	45,000	45,154

Town of Reading, Municipal Purpose Loan

GO, 3.00%, 4/15/2021	25,000	25,087

GO, 4.00%, 6/15/2022	20,000	20,989

Town of Salisbury, Municipal Purpose Loan GO, 4.00%, 8/1/2022	25,000	26,359

Town of Scituate, Municipal Purpose Loan GO, 5.00%, 9/15/2021	20,000	20,524

SEE NOTES TO FINANCIAL STATEMENTS.

230	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Massachusetts — continued

Town of Shrewsbury, Municipal Purpose Loan

GO, 5.00%, 7/1/2021	60,000	60,965

GO, 5.00%, 7/15/2021	30,000	30,540

Town of South Hadley, Municipal Purpose Loan Series 2013A, GO, 3.00%, 5/15/2021	150,000	150,859

Town of Stockbridge, Highway Garage GO, 3.00%, 6/1/2022	40,000	41,394

Town of Stoughton, Municipal Purpose Loan GO, 5.00%, 10/15/2022	35,000	37,667

Town of Stow GO, 3.00%, 5/15/2021	50,000	50,286

Town of Tewksbury, Unlimited Tax GO, 5.00%, 6/1/2022	35,000	37,114

Town of Topsfield, Municipal Purpose Loan GO, 5.00%, 3/1/2022	35,000	36,694

Town of Walpole, Municipal Purpose Loan GO, 5.00%, 4/15/2021	25,000	25,145

Town of Watertown, Municipal Purpose Loan

GO, 5.00%, 6/15/2021	30,000	30,416

GO, 4.00%, 1/15/2022	20,000	20,667

GO, 3.00%, 5/15/2022	30,000	31,020

Town of Wellesley, Municipal Purpose Loan

GO, 4.00%, 12/1/2021	85,000	87,456

GO, 4.00%, 6/1/2022	35,000	36,678

Town of West Bridgewater GO, BAN, 2.00%, 11/26/2021	1,713,832	1,734,089

Town of Westborough, Municipal Purpose Loan GO, 5.00%, 8/1/2021	60,000	61,208

Town of Weston GO, 4.00%, 12/1/2022	25,000	26,674

Town of Wilmington, School GO, 5.00%, 3/15/2022	75,000	78,772

Town of Winchester, Municipal Purpose Loan GO, 5.00%, 7/1/2022	35,000	37,255

Town of Winthrop GO, 4.00%, 9/1/2021	25,000	25,481

Town of Winthrop, Municipal Purpose Loan GO, 4.00%, 3/15/2021	45,000	45,063

Town of Yarmouth, Municipal Purpose Loan GO, 5.00%, 12/15/2021	55,000	57,095

Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority

Series 2018A, Rev., GTD, 5.00%, 3/1/2021	50,000	50,000

Series 2015A, Rev., GTD, 5.00%, 3/1/2022	100,000	104,841

Total Massachusetts		59,365,696

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Michigan — 2.8%

Anchor Bay School District

GO, Q-SBLF, 5.00%, 5/1/2021	30,000	30,231

Series 2016A, GO, Q-SBLF, 5.00%, 5/1/2021	100,000	100,771

Ann Arbor School District, Unlimited Tax

GO, Q-SBLF, 5.00%, 5/1/2021	185,000	186,460

GO, 5.00%, 5/1/2021	50,000	50,394

GO, 5.00%, 5/1/2022	45,000	47,510

GO, Q-SBLF, 5.00%, 5/1/2022	40,000	42,231

Avondale School District, Unlimited Tax GO, Q-SBLF, 5.00%, 11/1/2021	175,000	180,642

Birmingham City School District GO, 5.00%, 5/1/2022	40,000	42,245

Brighton Area School District, School Building and Site Series 2013-II, GO, Q-SBLF, 5.00%, 5/1/2022	300,000	315,429

Central Michigan University Rev., 5.00%, 10/1/2021	150,000	154,050

Charlotte Public School District GO, Q-SBLF, 5.00%, 5/1/2022	45,000	47,423

Charter Township of Canton, Limited Tax GO, 5.00%, 10/1/2022	65,000	69,803

Charter Township of Commerce, Limited Tax

Series 2016A, GO, 4.00%, 4/1/2021	45,000	45,134

Series 2016A, GO, 5.00%, 4/1/2023	95,000	104,143

Charter Township of Lyon Series 2006-A, GO, XLCA, 4.13%, 11/1/2023	45,000	45,286

City of Ann Arbor, Sewage Disposal System Rev., 3.00%, 7/1/2022	20,000	20,749

City of Farmington Hills, Capital Improvement GO, 3.00%, 10/1/2021	20,000	20,329

City of Ferndale, Unlimited Tax GO, 3.00%, 4/1/2021	100,000	100,225

City of Grand Rapids, Capital Improvement, Limited Tax GO, 5.00%, 4/1/2024	50,000	56,975

City of Grand Rapids, Limited Tax GO, 5.00%, 5/1/2021	20,000	20,159

City of Grand Rapids, Sanitary Sewer System Rev., 5.00%, 1/1/2022	115,000	119,608

City of Grand Rapids, Water Supply System Rev., 5.00%, 1/1/2023	30,000	32,601

City of Kalamazoo, Wastewater System Rev., 3.15%, 10/1/2022	25,000	25,376

City of Lansing, Sewage Disposal System Rev., 5.00%, 5/1/2022	30,000	31,644

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	231

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Michigan — continued

City of Marquette, Capital Improvement

GO, 4.00%, 5/1/2023	200,000	214,900

GO, 4.00%, 5/1/2024	210,000	231,806

GO, 4.00%, 5/1/2025	290,000	327,909

City of Marquette, Limited Tax

GO, 4.00%, 10/1/2022	40,000	40,843

GO, 4.00%, 5/1/2023	170,000	182,665

GO, 4.00%, 5/1/2024	125,000	137,980

GO, 4.00%, 5/1/2025	105,000	118,726

City of Novi GO, 4.00%, 10/1/2021	60,000	61,290

City of Royal Oak, Capital Improvement

GO, 4.00%, 4/1/2021	50,000	50,149

GO, 3.00%, 10/1/2021	110,000	111,728

City of Southfield, Water and Sewer Capital Improvement Limited Tax GO, 3.00%, 5/1/2023	85,000	89,752

City of Sterling Heights, Capital Improvement GO, 5.00%, 4/1/2022	45,000	47,300

City of Warren, Capital Improvement GO, AGM, 3.00%, 5/1/2022	25,000	25,739

Clarkston Community Schools

GO, Q-SBLF, 5.00%, 5/1/2021	25,000	25,193

Series 2016A, GO, Q-SBLF, 5.00%, 5/1/2021	215,000	216,657

Cook & Thorburn Drain District GO, GTD, 3.00%, 5/1/2021	80,000	80,354

County of Barry, Medical Care Facility GO, 4.00%, 4/1/2021	50,000	50,148

County of Jackson, Transportation

GO, 2.00%, 5/1/2022	115,000	117,188

GO, 2.00%, 5/1/2024	250,000	261,863

County of Lenawee GO, 5.00%, 5/1/2021	25,000	25,193

County of Monroe, Sewage Disposal System, Village Of Dundee, Limited Tax GO, 4.00%, 5/1/2021	105,000	105,637

County of Muskegon, Wastewater Management System No. 2 GO, 5.00%, 7/1/2022	25,000	25,087

County of Ottawa GO, 5.00%, 11/1/2021	100,000	103,210

County of Saginaw, Limited Tax GO, 4.00%, 11/1/2021	50,000	51,230

De Witt Public Schools, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2023	50,000	54,993

Dearborn School District, Limited Tax

GO, 3.00%, 5/1/2021	915,000	919,054

GO, 3.00%, 5/1/2022	915,000	943,575

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Michigan — continued

Detroit City School District, School Building & Site Improvement Series 2002A, GO, FGIC, Q-SBLF, 6.00%, 5/1/2021	115,000	116,071

Dexter Community Schools GO, Q-SBLF, 4.00%, 5/1/2022	100,000	104,439

Dundee Community Schools, Unlimited Tax GO, Q-SBLF, 3.00%, 5/1/2023	50,000	52,751

East Grand Rapids Public School District Series 2018-II, GO, Q-SBLF, 4.00%, 5/1/2021	25,000	25,157

East Jordan Public Schools, Unlimited Tax Series 2017-I, GO, Q-SBLF, 3.00%, 5/1/2021	25,000	25,117

East Lansing School District Series 2020-II, GO, Q-SBLF, 4.00%, 5/1/2023	180,000	193,815

Forest Hills Public Schools, Unlimited Tax

GO, 4.00%, 5/1/2021	20,000	20,126

GO, 5.00%, 5/1/2021	340,000	342,696

Series I, GO, 3.00%, 5/1/2022	50,000	51,639

Fraser Public School District, Schoold Building & Site GO, Q-SBLF, 2.00%, 5/1/2021	150,000	150,408

Glen Lake Community Schools GO, AGM, Q-SBLF, 4.00%, 5/1/2021	150,000	150,434

Grand Haven Area Public Schools GO, Q-SBLF, 3.00%, 5/1/2021	225,000	226,035

Grand Rapids Community College, Limited Tax GO, 3.00%, 5/1/2022	30,000	30,919

Grand Rapids Public Schools GO, AGM, 5.00%, 5/1/2022	25,000	26,388

Grand Traverse County Hospital Finance Authority, Munson Healthcare Obligated Group Series 2019A, Rev., 5.00%, 7/1/2024	130,000	148,238

Grand Valley State University

Series 2014B, Rev., 5.00%, 12/1/2021	110,000	113,822

Series 2015A, Rev., 5.00%, 12/1/2021	200,000	206,212

Series 2016A, Rev., 5.00%, 12/1/2021	415,000	429,417

Series 2014B, Rev., 5.00%, 12/1/2023	310,000	343,809

Series 2016A, Rev., 5.00%, 12/1/2024	670,000	770,647

SEE NOTES TO FINANCIAL STATEMENTS.

232	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Michigan — continued

Greenville Public Schools GO, Q-SBLF, 4.75%, 5/1/2021 (b)	100,000	100,740

Grosse Ile Township School District GO, Q-SBLF, 5.00%, 5/1/2022	50,000	52,662

Grosse Pointe Public Library GO, 5.00%, 4/1/2021	50,000	50,195

Healthsource Saginaw, Inc., Unlimited Tax GO, 4.00%, 5/1/2023	50,000	52,146

Houghton-Portage Township School District Series 2016A, GO, Q-SBLF, 3.00%, 5/1/2021	25,000	25,117

Hudsonville Public Schools GO, Q-SBLF, 5.00%, 5/1/2021 (b)	95,000	95,758

Huron School District, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2022	50,000	52,722

Jenison Public Schools, State of School Building & Site GO, 5.00%, 5/1/2021	25,000	25,197

Kalamazoo Hospital Finance Authority, Bronson Healthcare Group

Rev., 5.00%, 5/15/2023	100,000	109,621

Rev., 5.00%, 5/15/2024	100,000	113,212

Kenowa Hills Public Schools Series 2018-II, GO, Q-SBLF, 4.00%, 11/1/2022	65,000	69,033

Kent Hospital Finance Authority Series 2011A, Rev., 5.00%, 11/15/2021 (b)	100,000	103,420

Kent Hospital Finance Authority, Spectrum Health System Series 2011A, Rev., 5.00%, 11/15/2021	500,000	516,700

L’Anse Creuse Public Schools

GO, VRDO, Q-SBLF, LOC: TD Bank NA, 0.03%, 3/9/2021 (c)	725,000	725,000

GO, Q-SBLF, 5.00%, 5/1/2021	125,000	125,953

Lansing Community College, Building and Site

GO, 4.00%, 5/1/2021	25,000	25,157

GO, 5.00%, 5/1/2022	40,000	42,217

Linden Community School District GO, Q-SBLF, 5.00%, 5/1/2022	25,000	26,391

Livonia Municipal Building Authority Rev., 4.00%, 5/1/2024	40,000	44,220

Ludington Area School District GO, Q-SBLF, 5.00%, 11/1/2021	115,000	118,550

Macomb County Building Authority Rev., 2.50%, 5/1/2021	50,000	50,191

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Michigan — continued

Macomb Interceptor Drain Drainage District, Limited Tax Series 2017A, GTD, 5.00%, 5/1/2022	25,000	26,400

Macomb Township Building Authority Rev., 5.00%, 4/1/2022	25,000	26,252

Manchester Community Schools, Unlimited Tax Series 2016A, GO, Q-SBLF, 4.00%, 5/1/2022	50,000	52,082

Meridian Public School District GO, Q-SBLF, 5.00%, 5/1/2021	75,000	75,578

Michigan Finance Authority

Series 2016C-3, Rev., 5.00%, 4/1/2021	700,000	702,450

Rev., 5.00%, 10/1/2021 (b)	25,000	25,706

Rev., 5.00%, 11/15/2021	30,000	30,970

Rev., 5.00%, 10/1/2022 (b)	25,000	26,913

Series 2016C-3, Rev., 5.00%, 4/1/2023	100,000	108,881

Michigan Finance Authority, Beaumont Health

Rev., 5.00%, 11/1/2023	225,000	241,958

Rev., 5.00%, 11/1/2026	100,000	107,107

Michigan Finance Authority, Bronson Healthcare Group, Inc. Series B, Rev., 3.50%, 11/15/2022 (c)	370,000	388,149

Michigan Finance Authority, Clean Water Revolving Fund

Rev., 5.00%, 10/1/2021	45,000	46,266

Series 2016B, Rev., 5.00%, 10/1/2024	150,000	174,441

Michigan Finance Authority, Critenton Hospital Medical Center

Series 2012A, Rev., 5.00%, 6/1/2022 (b)	25,000	26,497

Michigan Finance Authority, Detroit School District

Series 2015A, Rev., Q-SBLF, 5.00%, 5/1/2021	50,000	50,383

Series 2015A, Rev., Q-SBLF, 5.00%, 5/1/2022	90,000	94,878

Michigan Finance Authority, Henry Ford Health System

Rev., 5.00%, 11/15/2021	245,000	252,918

Rev., 5.00%, 11/15/2022	950,000	1,023,739

Rev., 5.00%, 11/15/2024	395,000	458,749

Michigan Finance Authority, Local Government Loan Program Rev., AGM, 5.00%, 7/1/2024	250,000	286,408

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	233

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Michigan — continued

Michigan Finance Authority, McLaren Health Care Corp.

Series 20105A, Rev., 5.00%, 5/15/2022	400,000	422,252

Series 2012A, Rev., 5.00%, 6/1/2025	100,000	105,433

Michigan Finance Authority, Mid Michigan Health Rev., 4.00%, 6/1/2024 (b)	540,000	599,503

Michigan Finance Authority, Sparrow Obligated Group Rev., 4.00%, 11/15/2021	25,000	25,633

Michigan Finance Authority, Trinity Health Credit Group

Rev., 5.00%, 12/1/2021	570,000	590,463

Series 2015MI, Rev., 5.00%, 12/1/2021	355,000	367,744

Series 2016MI-2, Rev., (SIFMA Municipal Swap Index Yield + 0.48%), 0.51%, 2/1/2022 (e)	145,000	145,139

Rev., 5.00%, 12/1/2022 (b)	150,000	162,497

Series 2017A-MI, Rev., 5.00%, 12/1/2022	615,000	666,236

Series 2017A, Rev., 5.00%, 12/1/2023	295,000	331,890

Series 2019MI-1, Rev., 5.00%, 12/1/2023	100,000	112,505

Series 2017A, Rev., 5.00%, 12/1/2024	240,000	279,626

Series 2019MI-2, Rev., 5.00%, 2/1/2025 (c)	660,000	767,309

Michigan State Building Authority, Facilities Program

Series I, Rev., 5.00%, 4/15/2021	150,000	150,870

Rev., 5.00%, 10/15/2021	100,000	103,008

Series 2011II-A, Rev., 5.00%, 10/15/2021 (b)	100,000	103,014

Series 2016-I, Rev., 5.00%, 10/15/2021	50,000	51,504

Series 2011I-A, Rev., 5.13%, 10/15/2021 (b)	1,500,000	1,546,380

Series 2011I-A, Rev., 5.20%, 10/15/2021 (b)	150,000	154,707

Series 2011I-A, Rev., 5.50%, 10/15/2021 (b)	170,000	175,651

Michigan State Building Authority, Multi Modal Program Rev., VRDO, 0.10%, 3/9/2021 (c)	5,235,000	5,235,000

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Michigan — continued

Michigan State Hospital Finance Authority, Ascension Health Credit Group

Series 2010F-2, Rev., 1.90%, 4/1/2021 (c)	750,000	751,035

Series 2005A-3, Rev., 4.00%, 11/1/2021	875,000	896,866

Series F-5, Rev., 2.40%, 3/15/2023 (c)	305,000	317,420

Series 2010 F-1, Rev., 4.00%, 6/1/2023 (c)	50,000	54,009

Series 2005A-3, Rev., 4.00%, 11/1/2023	100,000	109,423

Series 2005A-3, Rev., 4.00%, 11/1/2024	50,000	56,167

Michigan State Hospital Finance Authority, Trinity Health Credit Group

Rev., 4.00%, 6/1/2022 (b)	100,000	104,744

Rev., 5.00%, 6/1/2022 (b)	185,000	196,080

Series 2008C, Rev., 5.00%, 12/1/2024	255,000	297,103

Series C, Rev., 5.00%, 12/1/2025	150,000	180,373

Michigan State Housing Development Authority, Single Family Mortgage

Series 2019B, Rev., 1.40%, 6/1/2021	160,000	160,422

Series 2018A, Rev., 2.20%, 6/1/2022	25,000	25,538

Michigan State University

Series 2019C, Rev., 5.00%, 8/15/2021	125,000	127,720

Series 2019C, Rev., 5.00%, 8/15/2022	155,000	165,763

Series 2020A, Rev., 5.00%, 8/15/2022	25,000	26,736

Michigan Strategic Fund, Rare isotope Beams Project

Rev., 5.00%, 3/1/2021	50,000	50,000

Rev., 5.00%, 3/1/2022	150,000	157,170

Michigan Strategic Fund, The Detroit Edison Co.

Series 2008ET-2, Rev., 1.45%, 9/1/2021 (c)	290,000	291,641

Series CC, Rev., 1.45%, 9/1/2021 (c)	300,000	301,698

Midland Public Schools, Unlimited Tax Series 2019-II, GO, Q-SBLF, 4.00%, 5/1/2021	20,000	20,121

SEE NOTES TO FINANCIAL STATEMENTS.

234	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Michigan — continued

Milan Area Schools GO, Q-SBLF, 5.00%, 5/1/2022	20,000	21,065

Mount Clemens Community School District Series 2017A, GO, Q-SBLF, 5.00%, 5/1/2022	50,000	52,801

Mount Pleasant School District Series 2016-I, GO, 4.00%, 5/1/2022	50,000	52,202

Muskegon Local Development Finance Authority Rev., AGM, GTD, 3.00%, 11/1/2022	50,000	50,687

New Buffalo Area Schools GO, 2.50%, 11/1/2021	100,000	101,431

New Haven Community Schools, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2022	25,000	26,406

North Gratiot Interceptor-Lenox Local Drain Drainage District GO, GTD, 5.00%, 5/1/2021	60,000	60,476

North Kent Sewer Authority, State of Michigan, Sanitary Sewer System, Limited Tax of Constituent Municipalities Rev., 4.00%, 11/1/2022	50,000	53,163

Northville Public Schools, School Building and Site Series 2020-III, GO, 4.00%, 5/1/2025	30,000	34,001

Northwestern Michigan College, Community College Facilities, Limited Tax GO, 3.25%, 5/1/2021	35,000	35,177

Novi Community School District, School Building and Site Series I, GO, 4.00%, 5/1/2021	25,000	25,157

Novi Community School District, School Building and Site, Unlimited Tax Series II, GO, 4.00%, 5/1/2021	25,000	25,157

Oakland County Building Authority, Limited Tax Series 2020A, Rev., 5.00%, 11/1/2022	35,000	37,795

Plymouth-Canton Community School District GO, Q-SBLF, 5.00%, 5/1/2023	45,000	49,525

Port Huron Area School District, School Building and Site GO, Q-SBLF, 5.00%, 5/1/2021 (b)	40,000	40,316

Royal Oak Hospital Finance Authority, William Beaumont Hospital Obligated Group

Series 2014D, Rev., 5.00%, 9/1/2021	260,000	266,014

Rev., 5.00%, 9/1/2023	410,000	456,170

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Michigan — continued

Royal Oak School District, School Building and Site, Unlimited Tax

GO, 4.00%, 5/1/2022	55,000	57,441

GO, 5.00%, 5/1/2022	75,000	79,201

Saginaw Township Community School District, Unlimited Tax GO, Q-SBLF, 4.00%, 5/1/2021	50,000	50,315

Saginaw Valley State University Series 2016A, Rev., 5.00%, 7/1/2021	570,000	578,767

Sault Ste Marie Area Public Schools, School Building and Site, Unlimited Tax GO, Q-SBLF, 3.00%, 5/1/2022	55,000	56,718

Schoolcraft Community College District, Limited Tax GO, 3.00%, 5/1/2024	115,000	123,799

South Lake Schools, School Building and Site GO, Q-SBLF, 4.00%, 11/1/2024	25,000	27,443

South Redford School District GO, Q-SBLF, 5.00%, 5/1/2021	25,000	25,193

State of Michigan Rev., GAN, 5.00%, 3/15/2021	415,000	415,706

State of Michigan Comprehensive Transportation Rev., AGM, 5.25%, 5/15/2021	20,000	20,201

State of Michigan, Environmental Program

Series 2016B, GO, 5.00%, 11/1/2021	150,000	154,815

Series 2011A, GO, 5.00%, 12/1/2021	45,000	46,626

Series 2015A, GO, 5.00%, 12/1/2021	55,000	56,987

Series 2016A, GO, 5.00%, 12/1/2021	125,000	129,516

State of Michigan, Trunk Line Fund

Rev., 5.00%, 11/15/2021	585,000	604,878

Rev., 5.00%, 11/15/2022	400,000	432,692

Township of Scio, Limited Tax GO, 3.00%, 11/1/2021	20,000	20,359

Township of Spring Arbor, Unlimited Tax GO, 3.00%, 5/1/2021	100,000	100,452

Troy School District, School Building and Site

GO, Q-SBLF, 5.00%, 5/1/2021	220,000	221,745

GO, Q-SBLF, 5.00%, 5/1/2022	45,000	47,520

Troy School District, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2021	90,000	90,714

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	235

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Michigan — continued

University of Michigan

Rev., 5.00%, 4/1/2021	25,000	25,098

Series 2014A, Rev., 5.00%, 4/1/2021	25,000	25,098

Utica Community Schools, School Building and Site GO, Q-SBLF, 4.00%, 5/1/2021	35,000	35,217

Walled Lake Consolidated School District GO, Q-SBLF, 5.00%, 11/1/2023 (b)	45,000	50,607

Warren Consolidated Schools, Unlimited Tax GO, Q-SBLF, 4.00%, 5/1/2022	100,000	104,164

Wayne State University Series 2019A, Rev., 5.00%, 11/15/2024	210,000	243,054

West Bloomfield School District, Unlimited Tax School Building and Site GO, AGM, 5.00%, 5/1/2022	25,000	26,361

West Ottawa Public Schools, School Building and Site

Series 2018-II, GO, 5.00%, 11/1/2021	50,000	51,605

Series 2014-1, GO, 5.00%, 5/1/2022	40,000	42,240

West Ottawa Public Schools, School Building and Site, Unlimited Tax

GO, 4.00%, 5/1/2021	50,000	50,315

GO, 4.00%, 5/1/2023	20,000	21,589

Western Michigan University, Tax Exempt Rev., 5.00%, 11/15/2021	95,000	98,105

Western Township Utilities Authority, Sewage Disposal System, Limited Tax Rev., GTD, 5.00%, 1/1/2022	60,000	62,270

Westwood Heights Schools, 2018 School Improvement, Limited Tax GO, 3.00%, 5/1/2021	100,000	100,362

Wyandotte City School District, School Building and Site, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2022	45,000	47,450

Ypsilanti Community Utilities Authority, Charter Township of Ypsilanti, Limited Tax Rev., 4.00%, 5/1/2022	25,000	26,041

Ypsilanti Community Utilities Authority, Water Supply System No. 7, Charter Township Ypsilanti, Limited Tax Rev., 4.00%, 4/1/2023	175,000	187,915

Zeeland Public Schools, Unlimited Tax GO, Q-SBLF, 4.00%, 5/1/2022	50,000	52,112

Total Michigan		39,153,281

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Minnesota — 0.8%

Alexandria Lake Area Sanitation District, Sanitary Sewer Board Series 2015A, GO, 5.00%, 2/1/2023	25,000	27,225

Anoka County Regional Railroad Authority, Limited Tax Series 2015A, GO, 2.50%, 2/1/2022	50,000	51,072

Buffalo-Hanover-Montrose Independent School District No. 877 Series 2012A, GO, 4.00%, 2/1/2022	45,000	46,577

Centennial Independent School District No. 12 Series 2017A, GO, 3.00%, 2/1/2022	20,000	20,518

City of Cambridge Series 2016A, GO, 3.00%, 2/1/2022	30,000	30,767

City of Carver Series 2015B, GO, 4.00%, 2/1/2022	25,000	25,867

City of Columbia Heights

Series 2015A, GO, 3.00%, 2/1/2022	25,000	25,639

Series 2017B, GO, 3.00%, 2/1/2023	35,000	36,712

City of Crystal, General Improvement Series 2017A, GO, 3.00%, 2/1/2022	25,000	25,639

City of Duluth, Capital Equipment Notes Series 2018C, GO, 3.00%, 2/1/2022	25,000	25,639

City of Duluth, State Aid Street Improvement Series 2020C, GO, 1.50%, 2/1/2022	755,000	763,954

City of Mankato

Series 2012A, GO, 3.00%, 2/1/2022	75,000	76,979

Series 2014A, GO, 5.00%, 2/1/2022	25,000	26,116

City of Minneapolis, Health Care System, Fairview Health Services

Series 2015A, Rev., 5.00%, 11/15/2021	70,000	72,237

Rev., 5.00%, 11/15/2022	100,000	107,941

Rev., 5.00%, 11/15/2023	100,000	112,346

Rev., 5.00%, 11/15/2025	20,000	23,997

City of Mound Series 2018A, GO, 4.00%, 2/1/2022	75,000	77,566

City of Prior Lake Series 2016A, GO, 2.00%, 12/15/2021	250,000	253,552

City of Red Wing Series 2017A, GO, 3.00%, 2/1/2023	35,000	36,713

City of Rochester, Health Care Facilities, Mayo Clinic Series 2011C, Rev., 4.50%, 11/15/2021 (c)	1,260,000	1,296,931

City of Roseville Series 2012A, GO, 4.00%, 3/1/2022	25,000	25,959

SEE NOTES TO FINANCIAL STATEMENTS.

236	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Minnesota — continued

City of Sauk Centre GO, 2.00%, 9/1/2022	45,000	46,203

City of St. Cloud Series 2016A, Rev., 5.00%, 5/1/2021	125,000	125,942

City of St. Cloud, Infrastructure Management Fund Series 2013A, GO, 3.00%, 2/1/2025	45,000	45,083

City of St. Paul

Series 2017A, GO, 5.00%, 3/1/2021	70,000	70,000

Series 2014B, GO, 5.00%, 11/1/2021	25,000	25,806

Series 2016A, GO, 5.00%, 9/1/2022	25,000	26,809

City of St. Paul Minnesota, Housing and Redevelopment Authority, Fairview Health Services Series 2017A, Rev., 5.00%, 11/15/2022	200,000	215,346

City of St. Paul Minnesota, Housing and Redevelopment Authority, Health Partners Obligated Group Rev., 5.00%, 7/1/2021	250,000	253,803

City of St. Paul, Street Improvement Series 2016F, GO, 5.00%, 5/1/2022	25,000	26,407

County of Anoka, Capital Improvement Bonds Series 2017A, GO, 5.00%, 2/1/2022	50,000	52,214

County of Clay Series 2017A, GO, 5.00%, 2/1/2025	50,000	58,637

County of Hennepin

Series 2014B, GO, 5.00%, 12/1/2022	50,000	54,211

Series 2016A, GO, 5.00%, 12/1/2022	30,000	32,527

Series 2017C, GO, 5.00%, 12/1/2022	30,000	32,527

County of Kandiyohi, Water and Sewer Series 2019A, GO, 4.00%, 2/1/2022	25,000	25,864

County of Mille Lacs, Drainage Series 2019B, GO, 3.00%, 2/1/2024	45,000	48,175

County of Olmsted Series 2012A, GO, 4.00%, 2/1/2022	75,000	77,601

County of Otter Tail, Capital Improvement Series 2019A, GO, 5.00%, 2/1/2023	55,000	59,930

County of Ramsey, Library Series 2014A, GO, 5.00%, 2/1/2022	20,000	20,878

County of Sherburne, Capital Improvement Series 2017A, GO, 3.00%, 2/1/2023	25,000	26,248

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Minnesota — continued

County of St. Louis, Capital Improvement

Series 2015C, GO, 3.00%, 12/1/2022	25,000	26,234

Series 2016B, GO, 5.00%, 12/1/2023	35,000	39,458

County of Stearns, Capital Improvement Crossover Series 2014A, GO, 4.00%, 12/1/2021	30,000	30,853

County of Washington, Capital Improvement Plan Series 2014A, GO, 5.00%, 2/1/2022	50,000	52,214

County of Wright, Jail Series 2017A, GO, 4.00%, 12/1/2022	115,000	122,576

Deer River Independent School District No. 317, Deer River, Facilities Maintenance Series 2019A, GO, 5.00%, 2/1/2022	100,000	104,418

Duluth Independent School District No. 709

Series 2019C, COP, 5.00%, 2/1/2022	130,000	135,047

Series A, COP, 5.00%, 2/1/2022	200,000	207,764

Series 2016A, COP, 5.00%, 2/1/2023	100,000	107,941

Series 2016A, COP, 5.00%, 2/1/2025	200,000	230,426

Edina Independent School District No. 273 Series 2011C, COP, 3.00%, 4/1/2021	25,000	25,055

Hennepin County Regional Railroad Authority Series 2019A, GO, 5.00%, 12/1/2021	25,000	25,907

Hopkins Independent School District No. 270, Alternative Facilities Series 2015A, GO, 3.00%, 2/1/2022	25,000	25,648

Hoyt Lakes Economic Development Authority Series 2013A, Rev., 5.20%, 3/1/2021 (b)	30,000	30,000

Lakeville Independent School District No. 194 Series 2016A, GO, 5.00%, 2/1/2022	40,000	41,767

Metropolitan Council

Series 2012C, GO, 4.00%, 3/1/2021	25,000	25,000

Series 2016A, GO, 5.00%, 3/1/2021	25,000	25,000

Metropolitan Council, Wastewater Series 2012-I, GO, 4.00%, 3/1/2022	45,000	46,726

Minneapolis Special School District No. 1

Series 2020A, COP, 5.00%, 4/1/2023	125,000	136,865

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	237

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Minnesota — continued

Series 2014D, COP, 5.00%, 2/1/2025	30,000	32,684

Minneapolis-St. Paul Metropolitan Airports Commission

Series 2016B, Rev., 5.00%, 1/1/2022	775,000	805,186

Series 2019C, Rev., 5.00%, 1/1/2023	150,000	162,629

Minnesota Higher Education Facilities Authority, Carleton College

Rev., 5.00%, 3/1/2021	25,000	25,000

Rev., 5.00%, 3/1/2023	195,000	212,499

Minnesota Higher Education Facilities Authority, Hamline University Series 7-K2, Rev., 6.00%, 10/1/2021 (b)	375,000	387,499

Minnesota Higher Education Facilities Authority, Macalester College

Series 20158-J, Rev., 5.00%, 3/1/2021	30,000	30,000

Series 7-S, Rev., 3.00%, 5/1/2021	100,000	100,460

Minnesota Housing Finance Agency, Housing Infrastructure, State Appropriation Series 2018C, Rev., 5.00%, 8/1/2021	20,000	20,394

Minnesota Housing Finance Agency, Residential Housing Finance

Series 2015C, Rev., AMT, GNMA/FNMA/FHLMC, 2.10%, 7/1/2021	60,000	60,344

Series 2013C, Rev., AMT, GNMA/FNMA/FHLMC, 2.55%, 1/1/2022	130,000	132,261

Series C, Rev., AMT, GNMA/FNMA/FHLMC, 2.55%, 1/1/2023	65,000	67,157

Minnesota Municipal Power Agency Rev., 5.00%, 10/1/2021	75,000	77,070

Minnesota Public Facilities Authority

Series 2005B, Rev., 5.00%, 3/1/2021	35,000	35,000

Series 2010A, Rev., 5.00%, 3/1/2021	30,000	30,000

Series 2010A, Rev., 5.00%, 3/1/2023	50,000	54,761

Minnesota State Colleges and Universities Foundation Rev., 4.00%, 10/1/2022	125,000	132,471

Minnetonka Independent School District No. 276

Series E, COP, 3.00%, 10/1/2021	155,000	157,435

Series E, COP, 3.00%, 10/1/2022	85,000	88,602

Series E, COP, 4.00%, 10/1/2023	115,000	125,435

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Minnesota — continued

Orono Independent School District No. 278 Series 2017A, GO, 4.00%, 2/1/2022	50,000	51,753

Rochester Independent School District No. 535

Series 2020A, GO, 4.00%, 2/1/2022	20,000	20,701

Series 2016C, GO, 5.00%, 2/1/2022	25,000	26,104

Series 2014A, COP, 3.00%, 2/1/2024	25,000	26,206

Rosemount-Apple Valley-Eagan Independent School District No. 196

Series 2013A, GO, 3.00%, 2/1/2022	75,000	76,944

Series 2016A, GO, 5.00%, 2/1/2025	35,000	41,061

Shakopee Independent School District No. 720 Series 2020D, GO, 5.00%, 2/1/2022	400,000	417,144

St. Louis Park Independent School District No. 283, School Building Series 2014A, GO, 3.00%, 2/1/2022	25,000	25,636

St. Michael-Albertville Independent School District No. 885, School Building Series 2016A, GO, 5.00%, 2/1/2023	25,000	27,236

St. Paul Independent School District No. 625 Series 2017C, COP, 5.00%, 2/1/2022	25,000	26,081

St. Paul Port Authority, State of Minnesota Freeman Office Building

Series 2013-2, Rev., 5.00%, 12/1/2021	90,000	93,265

Series 2013-2, Rev., 5.00%, 12/1/2022	150,000	162,635

State of Minnesota

Series 2012B, Rev., 5.00%, 3/1/2021	280,000	280,000

Series 2014A, Rev., 5.00%, 6/1/2021	75,000	75,906

Series 2012B, Rev., 5.00%, 3/1/2022	370,000	387,989

Series 2014A, Rev., 5.00%, 6/1/2023	25,000	27,605

State of Minnesota, Trunk Highway

Series 2014E, GO, 3.00%, 8/1/2021	70,000	70,840

Series 2019B, GO, 5.00%, 8/1/2021	70,000	71,419

Series B, GO, 5.00%, 8/1/2021	25,000	25,506

GO, 5.00%, 10/1/2021 (b)	75,000	77,119

Series 2011B, GO, 5.00%, 10/1/2021 (b)	240,000	246,780

Series 2018B, GO, 5.00%, 8/1/2023	25,000	27,869

SEE NOTES TO FINANCIAL STATEMENTS.

238	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Minnesota — continued

State of Minnesota, Various Purpose

GO, 5.00%, 8/1/2021	30,000	30,608

Series 2009F, GO, 5.00%, 8/1/2021	30,000	30,608

Series 2016A, GO, 5.00%, 8/1/2021	215,000	219,358

Series 2018A, GO, 5.00%, 8/1/2021	85,000	86,723

Series 2011A, GO, 5.00%, 10/1/2021 (b)	40,000	41,130

Series 2013F, GO, 5.00%, 10/1/2021	45,000	46,279

Series 2014A, GO, 5.00%, 8/1/2022	25,000	26,723

Series 2015A, GO, 5.00%, 8/1/2022	20,000	21,379

Series 2019D, GO, 5.00%, 8/1/2022	25,000	26,723

Series 2013D, GO, 5.00%, 10/1/2022	35,000	37,696

Series 2017D, GO, 5.00%, 10/1/2022	30,000	32,311

Three Rivers Park District Series 2015B, GO, 3.00%, 2/1/2023	20,000	21,018

University of Minnesota

Series 2017B, Rev., 5.00%, 12/1/2021	75,000	77,721

Series 2013A, Rev., 5.00%, 2/1/2022	25,000	26,107

University of Minnesota, Special Purpose Rev., 5.00%, 8/1/2021	20,000	20,402

Total Minnesota		11,720,528

Mississippi — 0.4%

Alcorn State University Educational Building Corp. (The) Rev., 3.00%, 9/1/2022	30,000	31,204

City of Ridgeland

GO, 4.00%, 8/1/2021	100,000	101,554

GO, 4.00%, 8/1/2024	25,000	27,977

City of Starkville, Water and Sewer System Rev., 4.00%, 5/1/2023	55,000	59,147

County of DeSoto GO, 5.00%, 7/1/2022	95,000	101,109

County of Madison, Road and Bridge GO, 4.00%, 11/1/2023	50,000	54,781

Harrison County School District GO, 4.00%, 6/1/2021	115,000	116,053

Jackson State University Educational Building Corp.

Series 2015A, Rev., 5.00%, 3/1/2021	55,000	55,000

Series 2015A, Rev., 5.00%, 3/1/2023	100,000	108,974

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Mississippi — continued

Madison County School District

GO, 5.00%, 3/1/2021	25,000	25,000

GO, 5.00%, 3/1/2024	25,000	28,226

Mississippi Business Finance Corp., Power Company Project Rev., 2.75%, 12/9/2021 (c)	100,000	101,561

Mississippi Development Bank, Department of Corrections Walnut Grove Correctional Facility Refunding Bonds Project Rev., 5.00%, 8/1/2025	110,000	128,140

Mississippi Development Bank, East Mississippi Community College District Capital Improvement Project Rev., 5.00%, 1/1/2022	50,000	51,948

Mississippi Development Bank, Hinds Community College

Rev., AGM, 5.13%, 4/1/2021 (b)	250,000	251,005

Rev., AGM, 3.00%, 10/1/2021	250,000	253,853

Mississippi Development Bank, Marshall County Industrial Development Authority Rev., 5.00%, 1/1/2022 (b)	75,000	78,031

Mississippi Development Bank, Rankin County School District General Obligation Bond Project Rev., 5.00%, 6/1/2021	545,000	551,420

Mississippi Development Bank, Rankin County School District Project

Rev., 5.00%, 6/1/2022	315,000	333,415

Rev., 5.00%, 11/1/2022	30,000	32,354

Rev., 5.00%, 6/1/2023	60,000	66,251

Rev., 5.00%, 6/1/2024	30,000	34,387

Mississippi Hospital Equipment and Facilities Authority, North Mississippi Health Services

Series 2020-I, Rev., 5.00%, 10/1/2021	620,000	636,740

Rev., 5.00%, 10/1/2023	155,000	172,696

Mississippi State University Educational Building Corp., Campus Improvement Project Rev., 5.00%, 11/1/2021	25,000	25,806

Mississippi State University Educational Building Corp., New Facilities and Refinancing Project

Series 2014A, Rev., 5.00%, 8/1/2021	135,000	137,713

Series 2014A, Rev., 5.00%, 8/1/2023	50,000	55,571

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	239

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Mississippi — continued

Rankin County School District, Limited Tax GO, 3.00%, 8/1/2023	75,000	75,128

State of Mississippi

Series 2009F, GO, 5.25%, 10/1/2021	75,000	77,223

Series A, GO, 5.25%, 11/1/2021	165,000	170,594

Series 2012H, GO, 4.00%, 12/1/2021	250,000	257,205

Series 2015C, GO, 5.00%, 10/1/2022	65,000	69,964

Series 2012F, GO, 4.00%, 11/1/2022	45,000	47,862

State of Mississippi, Nissan North America Project Series 2012B, GO, 5.00%, 11/1/2021	35,000	36,128

University of Mississippi Educational Building Corp., Refinancing Project

Rev., 3.00%, 10/1/2022	195,000	203,580

Series 2016A, Rev., 5.00%, 10/1/2022	30,000	32,266

Rev., 5.00%, 10/1/2023	270,000	300,753

Rev., 5.00%, 10/1/2024	195,000	224,816

University of Southern Mississippi Educational Building Corp., Facilities Refinancing Project Rev., 3.00%, 3/1/2023	50,000	52,440

Total Mississippi		5,167,875

Missouri — 0.7%

Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Combine Lien Mass Transit Sales Tax

Series 2013A, Rev., 5.00%, 10/1/2021	215,000	220,857

Series 2013A, Rev., 5.00%, 10/1/2022	145,000	155,689

Cape Girardeau School District No. 63 GO, 4.00%, 3/1/2025	25,000	28,400

City of Chesterfield COP, 5.00%, 12/1/2023	25,000	28,156

City of Columbia, Water and Electric System Rev., 5.00%, 10/1/2021	170,000	174,692

City of Grain Valley GO, Zero Coupon, 3/1/2021	150,000	126,776

City of Kansas City

Series 2019A, Rev., 5.00%, 12/1/2021	20,000	20,725

Series 2014A, Rev., 4.00%, 12/1/2022	35,000	37,338

Series 2012A, GO, 4.50%, 2/1/2024	25,000	25,937

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Missouri — continued

City of Kansas City, Special Obligation Series E, Rev., Zero Coupon, 2/1/2024	275,000	261,797

City of Kansas, Sanitary Sewer System

Series 2016A, Rev., 4.00%, 1/1/2022	25,000	25,798

Series 2011A, Rev., 5.00%, 1/1/2022	225,000	225,817

Series 2018A, Rev., 5.00%, 1/1/2022	25,000	26,006

City of O’Fallon GO, 5.00%, 3/1/2021	25,000	25,000

City of Springfield, Public Utility

Rev., 5.00%, 8/1/2021	20,000	20,402

COP, 5.00%, 12/1/2021	105,000	108,809

Rev., 5.00%, 8/1/2022	65,000	69,442

City of St. Charles COP, 5.00%, 4/1/2023	35,000	38,338

City of St. Peters COP, 4.00%, 5/1/2023	170,000	183,087

County of Clay

Series 2018A, COP, 4.00%, 5/1/2021	100,000	100,615

Series 2018A, COP, 4.00%, 5/1/2022	40,000	41,737

Series 2018A, COP, 4.00%, 5/1/2024	30,000	33,215

County of Greene, Neighborhood Improvement District Project GO, 3.00%, 4/1/2021	165,000	165,380

County of Jackson, Harry S. Truman Sports Complex Project Rev., 5.00%, 12/1/2024	180,000	203,976

County of Jackson, Truman Medical Center Project Series 2011B, Rev., 4.50%, 12/1/2025	100,000	102,757

Curators of the University of Missouri (The), System Facilities Bonds

Rev., 5.00%, 11/1/2021 (b)	25,000	25,807

Series 2014A, Rev., 5.00%, 11/1/2022 (b)	25,000	27,010

Eureka Fire Protection District GO, 4.00%, 3/1/2022	70,000	72,649

Florissant Valley Fire Protection District GO, 3.00%, 3/1/2022	25,000	25,697

Fort Zumwalt School District, Missouri Direct Deposit Program GO, Zero Coupon, 3/1/2022	200,000	199,242

SEE NOTES TO FINANCIAL STATEMENTS.

240	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Missouri — continued

Greene County Reorganized School District No. R-4 GO, 1.40%, 3/1/2021	100,000	100,000

Health and Educational Facilities Authority of the State of Missouri, BJC Health System

Series C, Rev., VRDO, LIQ: BJC Health System, 0.02%, 3/9/2021 (c)	810,000	810,000

Rev., 5.00%, 1/1/2022	125,000	129,869

Health and Educational Facilities Authority of the State of Missouri, Coxhealth and Obligated Group Series 2013A, Rev., 5.00%, 11/15/2022	75,000	80,821

Health and Educational Facilities Authority of the State of Missouri, Mosaic Health System Series 2019A, Rev., 5.00%, 2/15/2022	50,000	52,244

Health and Educational Facilities Authority of the State of Missouri, SSM Health System Series 2014A, Rev., 5.00%, 6/1/2021	50,000	50,575

Health and Educational Facilities Authority of the State of Missouri, St. Luke’s Health System, Inc.

Rev., 5.00%, 11/15/2021	180,000	185,972

Rev., 5.00%, 11/15/2023	175,000	196,504

Health and Educational Facilities Authority of the State of Missouri, The Chidern’s Mercy Hospital Rev., 5.00%, 5/15/2021	30,000	30,285

Health and Educational Facilities Authority of the State of Missouri, Wright Memorial Hospital Rev., 5.00%, 9/1/2021	230,000	234,158

Hickman Mills C-1 School District Series 2020C-1, GO, 4.00%, 3/1/2023	25,000	26,742

Jackson County Reorganized School District No. 7 GO, 3.00%, 3/1/2021	125,000	125,000

Jackson County School District No. R-VI Oak Grove, Missouri Direct Deposit Program GO, 1.80%, 3/1/2021	150,000	150,000

Kirkwood School District Educational Facilities Authority, Leasehold Rev., 3.00%, 2/15/2022	25,000	25,678

Ladue School District GO, 4.00%, 3/1/2022	25,000	25,959

Lindbergh School District GO, 4.00%, 3/1/2021	50,000	50,000

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Missouri — continued

Metropolitan St. Louis Sewer District, Wastewater System Improvement

Series 2011B, Rev., 5.00%, 5/1/2021	45,000	45,359

Series 2012A, Rev., 5.00%, 5/1/2022 (b)	35,000	36,978

Series 2012B, Rev., 5.00%, 5/1/2022 (b)	30,000	31,695

Missouri Highway and Transportation Commission Series 2019A, Rev., 5.00%, 5/1/2021	170,000	171,350

Missouri Highway and Transportation Commission, First Lien

Series 2014A, Rev., 5.00%, 5/1/2021	40,000	40,318

Series 2014A, Rev., 5.00%, 5/1/2022	95,000	100,332

Missouri Highway and Transportation Commission, Second Lien Series 2014B, Rev., 5.00%, 5/1/2021	95,000	95,754

Missouri Highway and Transportation Commission, Third Lien Series 2019B, Rev., 5.00%, 11/1/2021	240,000	247,721

Missouri Joint Municipal Electric Utility Commission, IATAN 2 Project Series 2014A, Rev., 5.00%, 1/1/2022	600,000	623,370

Missouri Joint Municipal Electric Utility Commission, Prairie State Project

Series 2015A, Rev., 5.00%, 12/1/2021	560,000	579,628

Series 2015A, Rev., 5.00%, 12/1/2023	100,000	112,387

Series 2015A, Rev., 5.00%, 6/1/2024	100,000	114,344

Missouri School Boards Association, The School District of the City of Independence Project COP, 2.50%, 4/1/2021	100,000	100,148

Missouri State Board of Public Buildings

Series 2016A, Rev., 4.00%, 4/1/2021	250,000	250,777

Series 2017A, Rev., 5.00%, 4/1/2021	50,000	50,195

Series 2018A, Rev., 5.00%, 4/1/2021	100,000	100,391

Series 2014A, Rev., 5.00%, 10/1/2021	25,000	25,705

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	241

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Missouri — continued

Series 2015B, Rev., 5.00%, 4/1/2022	55,000	57,879

Series 2014A, Rev., 5.00%, 10/1/2022	110,000	118,401

Series 2015B, Rev., 5.00%, 4/1/2024	100,000	114,215

Missouri State Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water

Rev., 5.00%, 7/1/2021	20,000	20,324

Rev., 4.00%, 1/1/2022	25,000	25,807

Rev., 5.00%, 1/1/2022 (b)	50,000	52,020

Series 2020A, Rev., 5.00%, 1/1/2023	25,000	27,196

Series 2013A, Rev., 5.00%, 7/1/2024	60,000	66,632

North Kansas City School District 74, Improvement Bonds, Missouri Direct Deposit Program GO, 4.00%, 3/1/2021	25,000	25,000

OTC Public Building Corp., Ozarks Technical Community College Project Rev., 5.00%, 5/1/2021 (b)	105,000	105,828

Park Hill School District of Platte County, Missouri Direct Deposit Program

GO, 5.00%, 3/1/2022	50,000	52,415

GO, 5.00%, 3/1/2023	40,000	43,716

Platte County Reorganized School District No. R-3 GO, 2.00%, 3/1/2021	50,000	50,000

Republic School District No. R-3, Missouri Direct Deposit Program GO, 4.00%, 3/1/2022	25,000	25,959

Rock Township Ambulance District GO, 4.00%, 3/1/2022	25,000	25,959

Springfield School District No. R-12, Missouri Direct Deposit Program Series 2014B, GO, 5.00%, 3/1/2021	70,000	70,000

St Louis County School District C-2 Parkway Series 2012-A, GO, 5.00%, 3/1/2021	20,000	20,000

St. Charles County Public Water Supply District No. 2 Series 2016B, COP, 5.00%, 12/1/2021	205,000	212,249

St. Louis Junior College District Building Corp. Rev., 3.00%, 4/1/2022	50,000	50,095

St. Louis Regional Convention and Sports Complex Authority, Convention and Sports Facilities Series 2013B, Rev., 5.00%, 8/15/2021	60,000	61,314

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Missouri — continued

St. Louis School District, Direct Deposit Program

Series 2011B, GO, 4.00%, 4/1/2021 (b)	500,000	501,535

GO, 5.00%, 4/1/2021	95,000	95,371

Series 2011B, GO, 5.00%, 4/1/2021 (b)	20,000	20,078

Total Missouri		9,643,403

Montana — 0.4%

Cascade County Elementary School District No. 1 Great Falls, School Building GO, 4.00%, 7/1/2021	25,000	25,306

City of Billings Series 2012A, GO, 3.00%, 7/1/2023	35,000	35,312

City of Missoula, Limited Tax Series 2016A, GO, 4.00%, 7/1/2021	50,000	50,637

Gallatin County High School District No. 44 Belgrade GO, 4.00%, 6/1/2021	50,000	50,458

Gallatin County High School District No. 7 Bozeman GO, 4.00%, 6/1/2022	25,000	26,180

Gallatin County School District No. 44 Belgrade, School Building GO, 4.00%, 6/1/2021	50,000	50,458

Lewis & Clark County K-12 School District No. 9 East Helena GO, 3.00%, 7/1/2021	25,000	25,224

Montana Facility Finance Authority, Billings Clinic Obligated Group Series 2018C, Rev., (SIFMA Municipal Swap Index Yield + 0.55%), 0.58%, 8/15/2023 (e)	5,135,000	5,144,140

State of Montana Series 2020C, GO, 5.00%, 8/1/2021	40,000	40,804

Yellowstone County School District No. 2 Billings, School Building GO, 5.00%, 6/15/2022	45,000	47,737

Total Montana		5,496,256

Nebraska — 0.7%

Central Plains Energy Project, Gas Project No. 4 Series 2018A, Rev., 5.00%, 1/1/2024 (c)	255,000	283,639

City of Columbus, Sales Tax Rev., 5.00%, 9/15/2021	25,000	25,616

City of Fremont, Combined Utility System Rev., 3.00%, 10/15/2021	65,000	66,130

City of Lincoln Rev., 3.00%, 8/15/2022	25,000	26,030

SEE NOTES TO FINANCIAL STATEMENTS.

242	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Nebraska — continued

City of Lincoln NE Electric System

Rev., 5.00%, 9/1/2021	230,000	235,554

Rev., 5.00%, 9/1/2022	90,000	96,512

City of Lincoln, Sanitary Sewer

Rev., 4.00%, 6/15/2021	30,000	30,331

Rev., 4.00%, 8/1/2021	40,000	40,638

Rev., 4.00%, 6/15/2022	35,000	36,726

City of Omaha

Series A, GO, 4.00%, 5/1/2021	50,000	50,316

Series 2012B, GO, 3.00%, 11/15/2021	40,000	40,803

Series 2011A, GO, 5.00%, 11/15/2021 (b)	100,000	103,420

Series 2014B, GO, 5.00%, 11/15/2022	75,000	81,157

City of Omaha, Convention Center

GO, 5.25%, 4/1/2021	25,000	25,104

GO, 5.25%, 4/1/2022	35,000	36,926

City of Omaha, Sewer

Rev., 4.00%, 4/1/2021	95,000	95,297

Rev., 5.00%, 11/15/2021 (b)	200,000	206,836

Series 2020A, Rev., 4.00%, 4/1/2022	20,000	20,831

Rev., 3.25%, 11/15/2022 (b)	25,000	26,300

City of Omaha, Various Purpose

Series 2017A, GO, 5.00%, 4/15/2021	170,000	170,993

Series A, GO, 4.00%, 11/15/2021	85,000	87,303

Series 2018A, GO, 5.00%, 1/15/2022	50,000	52,106

Douglas County Hospital Authority No. 2, Children’s Hospital Obligated Group Series 2020A, Rev., 5.00%, 11/15/2021	50,000	51,645

Douglas County Hospital Authority No. 2, Health Facilities Rev., 5.00%, 5/15/2021	25,000	25,238

Douglas County School District No. 17, Millard Public School

Series 2015B, GO, 5.00%, 6/15/2021	80,000	81,110

Series 2015B, GO, 5.00%, 6/15/2022	165,000	175,233

Lincoln County Hospital Authority No. 1 Rev., 4.00%, 11/1/2021 (b)	150,000	153,647

Metropolitan Community College Area, Fort Omaha Campus Project COP, 5.00%, 3/1/2022	25,000	26,182

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Nebraska — continued

Nebraska Cooperative Republican Platte Enhancement Project

Rev., AGM, 4.00%, 5/1/2022 (b)	110,000	114,804

Series 2020A, Rev., 2.00%, 12/15/2022	445,000	456,290

Series 2020A, Rev., 2.00%, 12/15/2023	905,000	938,376

Nebraska Investment Finance Authority, Single Family Housing

Series 2019D, Rev., GNMA/FNMA/FHLMC, 1.45%, 9/1/2021	155,000	155,862

Series 2016A, Rev., 1.60%, 9/1/2021	35,000	35,229

Series 2019A, Rev., GNMA/FNMA/FHLMC, 1.80%, 3/1/2022	35,000	35,487

Series 2018C, Rev., 2.13%, 9/1/2022	55,000	56,301

Nebraska Public Power District

Series 2014C, Rev., 5.00%, 7/1/2021	150,000	152,297

Series 2014A, Rev., 5.00%, 1/1/2022	135,000	140,260

Series 2017B, Rev., 5.00%, 1/1/2022	40,000	41,534

Series 2019A, Rev., 5.00%, 1/1/2022	175,000	181,713

Rev., 5.00%, 7/1/2022	100,000	103,827

Series 2021A, Rev., 5.00%, 1/1/2023 (d)	1,500,000	1,581,915

Series 2021B, Rev., 5.00%, 1/1/2023 (d)	450,000	474,575

Series A-2, Rev., 5.00%, 1/1/2023	125,000	129,602

Series 2020A, Rev., 0.60%, 7/1/2023 (c)	565,000	562,051

Series 2021A, Rev., 5.00%, 1/1/2025 (d)	525,000	593,554

Series 2021A, Rev., 5.00%, 1/1/2027 (d)	400,000	478,072

Omaha Public Facilities Corp., Omaha Baseball Stadium Project Series 2016A, Rev., 5.00%, 6/1/2023	25,000	27,599

Omaha Public Power District, Electric System

Series 2015B, Rev., 4.00%, 2/1/2022	25,000	25,867

Series 2012A, Rev., 5.00%, 2/1/2022 (b)	25,000	26,112

Series A, Rev., 5.00%, 2/1/2022 (b)	25,000	26,111

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	243

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Nebraska — continued

Papillion-La Vista School District No. 27 Series 2019B, GO, 3.00%, 12/1/2022	25,000	26,180

Public Power Generation Agency, Whelan Energy Center Unit 2 Rev., 5.00%, 1/1/2022	50,000	51,900

State of Nebraska

Series 2020A, COP, 2.00%, 9/1/2021	400,000	403,496

Series 2017C, COP, 4.00%, 11/1/2021	25,000	25,623

University of Nebraska Facilities Corp., UNMC Global Center Project Rev., 5.00%, 12/15/2021	130,000	134,931

University of Nebraska, Lincoln Student Fees and Facilities Rev., 5.00%, 1/1/2022 (b)	210,000	218,486

University of Nebraska, OMAHA Student Health and Recreation Project Rev., 1.50%, 5/15/2021 (b)	75,000	75,199

University of Nebraska, OMAHA Student Housing Project Rev., 3.25%, 5/15/2024 (b)	60,000	65,436

Total Nebraska		9,690,312

Nevada — 0.6%

City of Henderson, Sewer

GO, 5.00%, 6/1/2021	30,000	30,360

Series 2012A, GO, 5.00%, 6/1/2023	25,000	27,053

City of Las Vegas, City Hall Series 2015C, GO, 5.00%, 9/1/2024	125,000	144,522

City of Las Vegas, Limited Tax

Series 2014A, GO, 5.00%, 5/1/2021	50,000	50,398

Series 2014A, GO, 5.00%, 5/1/2022	50,000	52,813

Series 2019C, GO, 5.00%, 6/1/2022	50,000	53,014

Clark County School District

Series 2012A, GO, 5.00%, 6/15/2021	165,000	167,221

Series 2015D, GO, 5.00%, 6/15/2021	25,000	25,336

Clark County Water Reclamation District, Limited Tax GO, 5.00%, 7/1/2023	20,000	22,181

County of Clark, Department of Aviation, Nevada Airport System, Junior Subordinate Lien Series A, Rev., 5.00%, 7/1/2021	75,000	76,179

County of Clark, Department of Aviation, Nevada Airport System, Las Vegas-McCarran International Airport Passenger Facility Charge Series 2012B, Rev., 5.00%, 7/1/2022	270,000	287,285

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Nevada — continued

County of Clark, Department of Aviation, Nevada Airport System, Subordinate Lien

Rev., 5.00%, 7/1/2021	125,000	126,999

Series 2019D, Rev., 5.00%, 7/1/2023	670,000	741,737

Series 2019D, Rev., 5.00%, 7/1/2024	300,000	344,226

County of Clark, Department of Aviation, Nevada Airport System, Subordinate Lien, McCarran International Airport Series 2019A, Rev., 5.00%, 7/1/2023	140,000	154,990

County of Clark, Flood Control

GO, 5.00%, 11/1/2021	50,000	51,609

GO, 5.00%, 11/1/2022	200,000	216,008

GO, 5.00%, 11/1/2023	25,000	28,088

County of Clark, Indexed Fuel Tax and Subordinate Motor Vehicle Fuel Tax Rev., 5.00%, 7/1/2025	710,000	843,068

County of Clark, Las Vegas Convention and Visitors Authority

GO, 4.00%, 7/1/2021	80,000	81,018

GO, 5.00%, 7/1/2023	20,000	22,181

County of Clark, Limited Tax

Series 2016A, GO, 5.00%, 11/1/2021	245,000	252,882

Series 2016B, GO, 5.00%, 11/1/2021	115,000	118,700

Series 2016B, GO, 5.00%, 11/1/2022	310,000	334,812

Series 2016B, GO, 5.00%, 11/1/2023	25,000	28,088

Series 2016B, GO, 5.00%, 11/1/2024	45,000	52,357

County of Clark, Park Improvement, Limited Tax GO, 5.00%, 12/1/2024	25,000	29,168

County of Clark, Passenger Facility Charge, Las Vegas-McCarran International Airport Passenger Facility Rev., 5.00%, 7/1/2021	400,000	406,396

County of Clark, Stadium Improvement, Limited Tax Series 2018A, GO, 5.00%, 6/1/2021	100,000	101,198

County of Clark, Transportation, Limited Tax Series 2019B, GO, 5.00%, 6/1/2026	300,000	366,246

County of Washoe, Limited Tax, Various Purpose Series 2012A, GO, 3.00%, 3/1/2024	50,000	51,279

SEE NOTES TO FINANCIAL STATEMENTS.

244	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Nevada — continued

County of Washoe, Reno-Sparks Convention & Visitors Authority, Limited Tax GO, 5.00%, 7/1/2021 (b)	110,000	111,751

Las Vegas Valley Water District

Series 2011D, GO, 5.00%, 6/1/2021	20,000	20,239

Series 2015A, GO, 5.00%, 6/1/2021	95,000	96,146

Series 2016A, GO, 5.00%, 6/1/2021	200,000	202,412

Series 2017B, GO, 5.00%, 6/1/2021	40,000	40,482

Series 2018A, GO, 5.00%, 6/1/2021	190,000	192,291

Series 2019A, GO, 5.00%, 6/1/2021	150,000	151,809

Series 2015B, GO, 5.00%, 12/1/2021	40,000	41,458

Series 2012B, GO, 5.00%, 6/1/2022	50,000	53,027

Series 2015A, GO, 5.00%, 6/1/2022	225,000	238,621

Series 2017A, GO, 5.00%, 6/1/2022	75,000	79,540

Series 2018B, GO, 5.00%, 6/1/2022	25,000	26,514

Series 2016A, GO, 5.00%, 6/1/2023	25,000	27,664

Series 2012B, GO, 5.00%, 6/1/2025	240,000	254,345

Nevada System of Higher Education

Series 2013A, Rev., 5.00%, 7/1/2021	85,000	86,336

Rev., 4.00%, 7/1/2022	100,000	104,964

Series 2013B, Rev., 5.00%, 7/1/2022	20,000	21,258

Rev., 5.00%, 7/1/2023	25,000	27,560

State of Nevada Highway Improvement

Rev., 5.00%, 12/1/2021	60,000	62,187

Series 2020B, Rev., 5.00%, 12/1/2021	30,000	31,093

State of Nevada Highway Improvement, Motor Vehicle Fuel Tax

Rev., 5.00%, 12/1/2021	370,000	383,483

Series 2020A, Rev., 5.00%, 12/1/2022	35,000	37,948

State of Nevada, Capital Improvement and Cultural Affairs

Series 2014A, GO, 5.00%, 4/1/2021	90,000	90,354

Series 2011A, GO, 5.00%, 8/1/2021	60,000	61,211

Series 2012B, GO, 5.00%, 8/1/2021	30,000	30,606

Series 2013D-1, GO, 5.00%, 3/1/2022	65,000	68,140

Series 2014A, GO, 5.00%, 4/1/2022	40,000	42,094

GO, 5.00%, 8/1/2022	25,000	26,708

Series 2015B, GO, 5.00%, 11/1/2022	65,000	70,214

Series 2015B, GO, 5.00%, 11/1/2024	25,000	29,048

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Nevada — continued

State of Nevada, Casa Grande Project COP, 4.00%, 4/1/2021	30,000	30,091

State of Nevada, College Project COP, 5.00%, 6/1/2021	20,000	20,236

State of Nevada, Historic Preservation

Series 2018A, GO, 5.00%, 4/1/2021	20,000	20,078

Series 2018A, GO, 5.00%, 4/1/2022	40,000	42,094

State of Nevada, Limited Tax

Series 2016D, GO, 5.00%, 5/1/2021	60,000	60,480

Series 2015D, GO, 5.00%, 4/1/2022	45,000	47,355

State of Nevada, Natural Resources, Limited Tax Series 2012C, GO, 5.00%, 8/1/2022	20,000	21,367

State of Nevada, Parks and Natural Resources GO, 5.00%, 6/1/2021	25,000	25,302

State of Nevada, Water Pollution Control GO, 5.00%, 8/1/2022	25,000	26,708

Truckee Meadows Water Authority

Rev., 5.00%, 7/1/2021	20,000	20,321

Series 2015A, Rev., 5.00%, 7/1/2021	20,000	20,321

Rev., 5.00%, 7/1/2022	40,000	42,572

Washoe County School District, Limited Tax, School Improvement Series 2011-A, GO, 5.00%, 6/1/2021 (b)	40,000	40,481

Total Nevada		8,414,321

New Hampshire — 0.1%

City of Concord GO, 4.00%, 7/15/2022	40,000	42,100

City of Dover GO, 3.00%, 6/15/2021	100,000	100,803

City of Keene GO, 4.00%, 11/1/2022	30,000	31,841

City of Manchester Series 2011C, GO, 3.50%, 12/1/2021 (b)	55,000	56,375

City of Nashua

GO, 3.00%, 5/1/2021	50,000	50,234

GO, 5.00%, 9/15/2022	25,000	26,856

City of Portsmouth Series B, GO, 3.00%, 8/1/2021	50,000	50,591

County of Merrimack GO, 5.00%, 11/15/2021	25,000	25,853

New Hampshire Health and Education Facilities Authority Act, Concord Hospital

Rev., 5.25%, 10/1/2021 (b)	150,000	154,367

Series 2013A, Rev., 4.00%, 10/1/2022 (b)	410,000	434,239

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	245

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

New Hampshire — continued

New Hampshire Health and Education Facilities Authority Act, Southern New Hampshire University Rev., 5.00%, 1/1/2023 (b)	40,000	43,460

New Hampshire Health and Education Facilities Authority, University System Rev., 5.00%, 7/1/2021	25,000	25,397

New Hampshire Municipal Bond Bank

Series 2016D, Rev., 4.00%, 8/15/2021	25,000	25,436

Series 2011D, Rev., 5.00%, 8/15/2021	25,000	25,549

Series 2013A, Rev., 5.00%, 8/15/2021	70,000	71,536

Series 2017B, Rev., 5.00%, 8/15/2021	75,000	76,645

Series 2013C, Rev., 5.25%, 8/15/2021	35,000	35,807

Series 2011E, Rev., 3.00%, 1/15/2022	20,000	20,493

Series 2011E, Rev., 4.13%, 1/15/2022 (b)	20,000	20,694

Series 2017A, Rev., 5.00%, 2/15/2022	20,000	20,921

Series 2019A, Rev., 5.00%, 2/15/2022	75,000	78,455

Series 2012C, Rev., 4.00%, 8/15/2022	35,000	36,944

Series 2016D, Rev., 4.00%, 8/15/2022	25,000	26,389

State of New Hampshire

Series 2014A, GO, 4.00%, 3/1/2021	20,000	20,000

Series 2016B, GO, 5.00%, 6/1/2021	30,000	30,360

Series 2011B, GO, 3.50%, 2/1/2022 (b)	25,000	25,762

Series 2011B, GO, 4.00%, 2/1/2022	25,000	25,879

Series 2014A, GO, 5.00%, 3/1/2022	25,000	26,208

Series 2018A, GO, 5.00%, 12/1/2022	25,000	27,106

Total New Hampshire		1,636,300

New Jersey — 7.1%

Bergen County Improvement Authority (The), Englewood Board of Education Project Rev., GTD, 5.00%, 4/1/2021	20,000	20,078

Bergen County Improvement Authority (The), Guaranteed Governmental Loan

Rev., GTD, 5.00%, 8/15/2021	20,000	20,440

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

New Jersey — continued

Rev., GTD, 5.00%, 9/1/2022	35,000	37,532

Rev., GTD, 5.00%, 10/15/2022	30,000	32,348

Borough of Carlstadt GO, BAN, 2.00%, 6/25/2021	8,675,000	8,712,216

Borough of Edgewater, General Improvement and Marina Utility GO, 4.00%, 2/15/2022	40,000	41,466

Borough of Florham Park, Water and Sewer Utility GO, BAN, 1.50%, 11/12/2021	2,621,000	2,641,418

Borough of Hightstown GO, 5.00%, 4/1/2022	50,000	52,505

Borough of Lebanon, General Improvement GO, 4.00%, 2/1/2022	30,000	30,962

Borough of Oakland, General Improvement GO, 3.00%, 12/1/2022	25,000	26,175

Borough of Old Tappan GO, BAN, 2.00%, 10/8/2021	1,149,100	1,160,717

Borough of Point Pleasant, General Improvement GO, 4.00%, 7/15/2022	20,000	21,022

Borough of Runnemede Series A, GO, BAN, 1.25%, 6/30/2021	2,363,125	2,368,253

Borough of Saddle River GO, BAN, 1.25%, 4/23/2021	2,494,000	2,496,594

Borough of South Plainfield, General Improvement GO, 4.00%, 4/1/2022	100,000	104,044

Borough of South River, General Improvement

GO, 3.00%, 12/1/2022	25,000	26,189

GO, 4.00%, 12/1/2022	40,000	42,599

Borough of Westwood GO, BAN, 1.50%, 12/17/2021	1,074,000	1,083,784

Bridgewater-Raritan Regional School District

GO, 4.50%, 5/1/2021	50,000	50,348

GO, 4.50%, 5/1/2022	70,000	73,447

Burlington County Bridge Commission

Rev., GTD, 5.00%, 10/1/2021	20,000	20,550

Rev., GTD, 5.00%, 10/1/2022	50,000	53,719

Burlington County Bridge Commission, Governmental Leasing Program

Series 2020AB, Rev., 3.50%, 4/15/2021	330,000	331,353

Rev., 5.00%, 10/1/2021	25,000	25,687

Rev., 5.00%, 4/15/2022	25,000	26,321

SEE NOTES TO FINANCIAL STATEMENTS.

246	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

New Jersey — continued

Burlington County Bridge Commission, Governmental Loan Program

Rev., GTD, 5.00%, 8/1/2021	30,000	30,588

Rev., GTD, 4.00%, 10/15/2021	35,000	35,809

Rev., GTD, 5.00%, 12/1/2021	25,000	25,884

Rev., GTD, 5.00%, 8/1/2022	25,000	26,664

Rev., GTD, 5.00%, 12/1/2022	20,000	21,637

Camden County Improvement Authority (The)

Series 2011A, Rev., GTD, 4.00%, 9/1/2021	75,000	76,400

Series 2012A, Rev., GTD, 5.00%, 9/1/2021	50,000	51,182

Series 2015A, Rev., GTD, 5.00%, 9/1/2021	55,000	56,300

Series 2014A, Rev., GTD, 4.00%, 12/15/2021	195,000	200,754

Series 2017B, Rev., GTD, 4.00%, 1/15/2024	25,000	27,497

Series 2015A, Rev., GTD, 5.00%, 9/1/2024	25,000	28,867

Camden County Improvement Authority (The), Camden County College Project Rev., GTD, 5.00%, 1/15/2023	50,000	54,348

Camden County Improvement Authority (The), City Hall Project Rev., GTD, 5.00%, 12/1/2022	75,000	81,179

Camden County Improvement Authority (The), County Capital Program Rev., GTD, 5.00%, 1/15/2022	315,000	327,987

Camden County Improvement Authority (The), Open Space Preservation Trust Fund

Rev., GTD, 2.25%, 6/1/2021	40,000	40,198

Rev., GTD, 5.00%, 6/1/2023	50,000	52,937

Chathams District Board of Education Series 2014A, GO, 5.00%, 7/15/2022	25,000	26,655

City of Brigantine GO, 4.00%, 10/15/2022	25,000	26,443

City of Cape May GO, 3.00%, 7/15/2021	30,000	30,317

City of East Orange, Water Utilities Series B, GO, AGM, 5.00%, 7/15/2021	35,000	35,602

City of Elizabeth, General Improvement

GO, AGM, 3.00%, 4/1/2022	25,000	25,769

GO, 4.00%, 8/15/2022	50,000	52,785

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

New Jersey — continued

City of Elizabeth, Improvement and Sewer Utility GO, 3.00%, 4/1/2022	50,000	51,538

City of Hoboken, Packaging Utility GO, 5.00%, 1/1/2023	25,000	27,177

City of Jersey, General Improvement Series 2012A-B, GO, AGM, 3.00%, 9/1/2021	25,000	25,325

City of Ocean City GO, 4.00%, 9/15/2023	75,000	81,858

City of Rahway

GO, 4.00%, 4/15/2022	25,000	26,004

GO, 4.00%, 8/1/2023	25,000	27,091

City of Ventnor GO, BAN, 2.00%, 7/15/2021	12,679,000	12,757,737

Collingswood School District GO, 4.00%, 6/1/2021	25,000	25,232

County of Bergen GO, 5.00%, 10/15/2022	35,000	37,751

County of Burlington, General Improvement

Series 2016A-1, GO, 4.00%, 9/1/2021	185,000	188,435

Series 2016A-1, GO, 4.00%, 9/1/2022	50,000	52,777

County of Camden, College GO, 3.00%, 2/1/2022	25,000	25,627

County of Cumberland GO, BAN, 2.00%, 10/7/2021	85,000	85,897

County of Essex, Vocational School Bonds Series 2017B, GO, 5.00%, 9/1/2022	35,000	37,532

County of Gloucester

Series 2017B, GO, 3.00%, 10/15/2021	30,000	30,531

GO, 4.00%, 1/15/2022	100,000	103,344

County of Hudson

GO, 5.00%, 9/1/2021	30,000	30,718

GO, 5.00%, 12/1/2021	60,000	62,158

GO, 5.00%, 12/1/2022	25,000	27,046

GO, 5.00%, 12/1/2023	25,000	28,105

County of Mercer, Capital Improvement, Open Space Farmland Preservation Series 2020A, GO, BAN, 2.00%, 6/10/2021	820,000	824,100

County of Mercer, County College GO, 4.00%, 6/1/2022	25,000	26,195

County of Middlesex, Civic Square II Redevelopment Associates LLC

COP, 4.00%, 6/15/2021	60,000	60,644

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	247

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

New Jersey — continued

COP, 4.00%, 6/15/2023	25,000	27,019

County of Middlesex, Civic Square III Redevelopment Associates LLC COP, 4.00%, 6/15/2023	100,000	108,074

County of Middlesex, Civic Square IV Redevelopment Associates LLC

COP, 5.00%, 10/15/2021	45,000	46,325

COP, 5.00%, 10/15/2022	50,000	53,827

County of Monmouth, Various Purpose Series 2015C, GO, 5.00%, 7/15/2022	30,000	31,985

County of Ocean

Series 2015A, GO, 4.00%, 8/1/2022	25,000	26,356

GO, 5.00%, 8/1/2022	25,000	26,708

County of Ocean, General Improvement GO, 5.00%, 11/1/2021	45,000	46,420

County of Passaic, Consisting of General Improvement and College

GO, 5.00%, 6/15/2021	20,000	20,278

GO, 5.00%, 4/1/2023	25,000	27,422

County of Passaic, Vocational School Series 2018B, GO, 4.00%, 12/1/2024	165,000	185,607

County of Somerset

GO, 3.00%, 8/1/2021	35,000	35,414

GO, 3.00%, 8/1/2022	25,000	26,002

County of Union GO, 3.00%, 3/1/2022	45,000	46,278

East Rutherford Board of Education GO, 1.25%, 7/15/2021	8,000,000	8,021,040

Essex County Improvement Authority

Rev., AMBAC, GTD, 5.25%, 12/15/2021	25,000	26,009

Series 2006, Rev., AMBAC, GTD, 5.25%, 12/15/2021	20,000	20,808

Rev., AMBAC, GTD, 5.25%, 12/15/2022	20,000	21,822

Essex County Improvement Authority, County Guaranteed Project Rev., GTD, 5.00%, 10/1/2022	50,000	53,844

Flemington Raritan Regional Board of Education GO, 4.00%, 6/15/2021	20,000	20,221

Franklin Township Board of Education GO, 3.00%, 2/1/2022	40,000	41,033

Freehold Township Board of Education GO, 5.00%, 7/15/2023	25,000	26,616

Gloucester County Improvement Authority (The), GCSSSD/GCVTSD Project Rev., 4.00%, 5/15/2023	35,000	37,787

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

New Jersey — continued

Gloucester County Improvement Authority (The), Shady Lane Nursing Home Project Rev., GTD, 4.00%, 12/1/2022	480,000	508,838

Green Brook Township School District GO, 3.50%, 5/15/2023	80,000	83,114

Hainesport Township School District GO, 5.00%, 1/15/2024	35,000	39,469

Hopewell Valley Regional School District GO, 3.25%, 1/15/2025	25,000	27,270

Hudson County Improvement Authority, Guttenberg Project Rev., GTD, 5.00%, 8/1/2023	50,000	55,558

Hudson County Improvement Authority, Vocational — Technical School Project

Rev., 5.00%, 5/1/2021	30,000	30,234

Rev., 5.00%, 5/1/2023	25,000	27,508

Jackson Township School District GO, 5.00%, 6/15/2025	50,000	58,960

Lenape Regional High School District GO, 5.00%, 3/15/2023	20,000	21,864

Leonia Board of Education GO, 4.00%, 7/15/2022	140,000	147,252

Lindenwold Boro School District GO, 4.00%, 6/1/2021	75,000	75,677

Livingston Township School District GO, 5.00%, 7/15/2021	25,000	25,448

Lyndhurst Township School District GO, 4.00%, 7/1/2021	100,000	101,191

Medford Township Board of Education

GO, 5.00%, 3/1/2021	50,000	50,000

GO, 5.00%, 3/1/2022	120,000	125,772

Middlesex County Improvement Authority, Capital Equipment and Improvement

Rev., GTD, 3.00%, 9/1/2021	20,000	20,284

Rev., GTD, 4.00%, 9/15/2021	175,000	178,619

Rev., GTD, 4.00%, 10/15/2021	20,000	20,478

Middlesex County Improvement Authority, Educational Services Commission of New Jersey Project Rev., GTD, 5.00%, 7/15/2022	25,000	26,655

Monmouth County Improvement Authority (The), Governmental Pooled Loan Project

Series 2018B, Rev., 5.00%, 7/15/2021	20,000	20,359

Series 2017B, Rev., GTD, 5.00%, 7/15/2022	30,000	31,985

Rev., GTD, 5.00%, 12/1/2022	95,000	103,002

SEE NOTES TO FINANCIAL STATEMENTS.

248	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

New Jersey — continued

Monroe Township Board of Education GO, 5.00%, 3/1/2022	35,000	36,673

Montgomery Township Board of Education GO, 5.00%, 4/1/2022	60,000	63,134

Morris County Improvement Authority Rev., GTD, 5.00%, 8/15/2021 (b)	25,000	25,551

Morris County Improvement Authority, Morris Hills Regional District Project Rev., GTD, 5.00%, 10/1/2022 (b)	35,000	37,679

Mount Olive Township Board of Education GO, 4.00%, 7/15/2021	25,000	25,355

Mountain Lakes School District GO, 5.00%, 1/15/2022	25,000	26,051

New Brunswick Parking Authority, Tax-Exempt

Series 2020B, Rev., GTD, 5.00%, 9/1/2021	70,000	71,552

Series 2020B, Rev., GTD, 5.00%, 9/1/2022	350,000	372,918

Series 2020B, Rev., GTD, 5.00%, 9/1/2023	335,000	370,165

New Jersey Building Authority Series 2013A, Rev., 5.00%, 6/15/2021	240,000	243,209

New Jersey Economic Development Authority, Motor Vehicle Surcharge Series 2004A, Rev., NATL-RE, Zero Coupon, 7/1/2021	350,000	349,055

New Jersey Economic Development Authority, School Facilities Construction

Series 2012-II, Rev., 5.00%, 3/1/2021 (b)	40,000	40,000

Series 2013NN, Rev., 5.00%, 3/1/2021	245,000	245,000

Series GG, Rev., 5.00%, 3/1/2021	100,000	100,000

Series 2011EE, Rev., 5.25%, 3/1/2021	1,300,000	1,300,000

Series 2011GG, Rev., 5.25%, 3/1/2021	200,000	200,000

Rev., 5.50%, 3/1/2021 (b)	80,000	80,000

Series 2011GG, Rev., 5.75%, 3/1/2021 (b)	975,000	975,000

Series XX, Rev., 5.00%, 6/15/2021	560,000	567,487

Series 2011GG, Rev., 5.00%, 9/1/2021	125,000	125,357

Series 2012-II, Rev., 5.00%, 3/1/2022	275,000	287,661

Series 2013NN, Rev., 5.00%, 3/1/2022	50,000	52,302

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

New Jersey — continued

Rev., 5.00%, 6/15/2022	100,000	105,921

Rev., 5.00%, 6/15/2023	110,000	120,743

Series 2012-II, Rev., 3.00%, 3/1/2024	110,000	112,287

Series 2005N1, Rev., AMBAC, 5.50%, 9/1/2024	1,375,000	1,593,336

Series 2012-II, Rev., 5.00%, 3/1/2025	150,000	156,318

New Jersey Educational Facilities Authority, College of New Jersey Rev., 5.00%, 7/1/2022 (b)	100,000	106,458

New Jersey Educational Facilities Authority, Montclair State University Series 2014A, Rev., 5.00%, 7/1/2021	270,000	274,061

New Jersey Educational Facilities Authority, Princeton University

Series 2015D, Rev., 5.00%, 7/1/2021	30,000	30,481

Series 2011B, Rev., 3.10%, 7/1/2023	50,000	50,467

New Jersey Health Care Facilities Financing Authority, AHS Hospital Corp. Rev., 5.00%, 7/1/2022	120,000	127,384

New Jersey Health Care Facilities Financing Authority, Barnabas Health Obligated Group

Series 2019B-1, Rev., 5.00%, 7/1/2024 (c)	800,000	912,616

Rev., 5.00%, 7/1/2026 (c)	100,000	120,852

New Jersey Health Care Facilities Financing Authority, Hackensack Meridian Health

Series 2017A, Rev., 5.00%, 7/1/2021	100,000	101,572

Rev., 5.00%, 7/1/2022	295,000	313,559

Series 2017A, Rev., 5.00%, 7/1/2025	175,000	207,303

New Jersey Health Care Facilities Financing Authority, Inspira Health Obligated Group Rev., 2.00%, 7/1/2022	350,000	357,374

New Jersey Health Care Facilities Financing Authority, Meridian Health System Rev., 5.00%, 7/1/2024	305,000	323,605

New Jersey Health Care Facilities Financing Authority, Robert Wood Johnson University Hospital Rev., 5.00%, 7/1/2021	225,000	228,537

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	249

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

New Jersey — continued

New Jersey Health Care Facilities Financing Authority, Valley Health System

Rev., 4.00%, 7/1/2021	305,000	308,632

Rev., 5.00%, 7/1/2023	85,000	94,143

Rev., 5.00%, 7/1/2024	200,000	227,774

New Jersey Higher Education Student Assistance Authority, Senior Student Loan Series A, Rev., 5.00%, 12/1/2024	40,000	46,394

New Jersey Housing and Mortgage Finance Agency, Riverside Senior Apartments Project Series 2019D, Rev., 1.35%, 6/1/2022 (c)	300,000	303,732

New Jersey Infrastructure Bank, Environmental Infrastructure

Series 2017A-R2, Rev., GTD, 4.00%, 9/1/2021	25,000	25,481

Series 2007-C, Rev., 5.00%, 9/1/2021	35,000	35,847

Series 2020A-1, Rev., 5.00%, 9/1/2021	25,000	25,595

Series 2020A-R1, Rev., 3.00%, 9/1/2022	60,000	62,455

Series 2012A-R, Rev., GTD, 4.00%, 9/1/2022	60,000	63,453

Series 2017A-R2, Rev., GTD, 4.00%, 9/1/2022	60,000	63,453

Series 2007A, Rev., GTD, 5.00%, 9/1/2022	35,000	37,538

Series 2014A, Rev., GTD, 5.00%, 9/1/2022	25,000	26,813

Series 2020A-R1, Rev., 3.00%, 9/1/2023	40,000	42,624

Series 2012A-R, Rev., GTD, 4.00%, 9/1/2023	30,000	32,752

Rev., GTD, 5.00%, 9/1/2024	35,000	40,546

New Jersey Sports and Exposition Authority, Convention Center Rev., NATL-RE, 5.50%, 3/1/2022 (b)	35,000	36,833

New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Series 2016A-1, Rev., 5.00%, 6/15/2021	30,000	30,412

New Jersey Transportation Trust Fund Authority, Transportation Program Series 2013AA, Rev., 5.00%, 6/15/2022	100,000	105,921

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

New Jersey — continued

New Jersey Transportation Trust Fund Authority, Transportation System

Series 2011B, Rev., 5.00%, 6/15/2021 (b)	470,000	476,478

Series 2006A, Rev., 5.25%, 12/15/2021	80,000	83,094

Series 2006A, Rev., 5.50%, 12/15/2021	540,000	561,940

Series 2006A, Rev., AGM-CR, 5.50%, 12/15/2022	125,000	136,499

Series 2008A, Rev., Zero Coupon, 12/15/2023	120,000	116,609

New Jersey Turnpike Authority

Series 2012A, Rev., 5.00%, 1/1/2022 (b)	65,000	67,627

Series 2013A, Rev., 3.00%, 7/1/2022 (b)	100,000	103,759

Series 2013A, Rev., 5.00%, 7/1/2022 (b)	350,000	372,603

New Jersey Water Supply Authority Rev., 5.00%, 8/1/2022	20,000	21,337

Ocean Township Board of Education, Monmouth County GO, 4.00%, 3/1/2021	25,000	25,000

Old Bridge Township Board of Education GO, 5.00%, 7/15/2021	70,000	71,217

Paramus School District GO, 5.00%, 4/1/2022	50,000	52,611

Passaic County Improvement Authority (The), City of Paterson Project Rev., 4.00%, 6/15/2022	25,000	26,209

Passaic County Improvement Authority (The), DPW Building Project Rev., 5.00%, 5/1/2021	25,000	25,198

Passaic County Improvement Authority (The), Preakness Healthcare Center Expansion Project

Rev., GTD, 5.00%, 5/1/2021	20,000	20,158

Rev., GTD, 2.63%, 5/1/2023	100,000	102,366

Passaic County Utilities Authority, Solid Waste Disposal Rev., GTD, 4.50%, 3/1/2024	75,000	83,521

Pequannock Township Board of Education

GO, 4.00%, 1/15/2024	65,000	71,315

GO, 4.00%, 1/15/2025	50,000	56,208

Ramsey School District GO, 3.13%, 1/15/2023	25,000	26,349

SEE NOTES TO FINANCIAL STATEMENTS.

250	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

New Jersey — continued

Rancocas Valley Regional High School District GO, 5.00%, 2/1/2023	40,000	43,496

Readington Township Board of Education GO, 4.00%, 7/15/2021	100,000	101,418

Ridgewood Board of Education Series 2016A, GO, 4.00%, 3/15/2022	80,000	83,179

River Dell Regional School District GO, 4.00%, 3/1/2022	20,000	20,763

Rumson-Fair Haven Regional High School District GO, 3.25%, 2/1/2022	40,000	41,128

Rutgers The State University of New Jersey

Series 2013J, Rev., 5.00%, 5/1/2021 (b)	230,000	231,835

Series 2013L, Rev., 5.00%, 5/1/2021 (b)	45,000	45,359

Somerset County Improvement Authority, Bridgewater, Hillsborough and Bernards Property Acquisition Project Rev., GTD, 4.00%, 10/1/2022	25,000	26,515

Somerset Hills School District GO, 5.00%, 3/15/2022	30,000	31,503

South Brunswick Township Board of Education

GO, 5.00%, 8/1/2021	75,000	76,507

GO, 3.00%, 12/1/2021	195,000	199,148

GO, 4.00%, 8/1/2022	25,000	26,351

GO, 5.00%, 8/1/2024	45,000	50,745

South Harrison Township School District GO, 4.00%, 1/15/2023	25,000	26,607

South Orange and Maplewood School District

GO, 4.00%, 1/15/2023	25,000	26,708

GO, 5.00%, 1/15/2023	25,000	27,174

State of New Jersey

GO, 5.00%, 6/1/2021	40,000	40,459

Series 2016T, GO, 5.00%, 6/1/2021	125,000	126,435

GO, 5.25%, 8/1/2021	185,000	188,744

GO, 5.00%, 6/1/2022	200,000	211,510

Series 2016T, GO, 5.00%, 6/1/2022	30,000	31,727

State of New Jersey, COVID-19 Emergency Bonds GO, 4.00%, 6/1/2023	1,440,000	1,553,098

Tobacco Settlement Financing Corp.

Series A, Rev., 5.00%, 6/1/2021	520,000	525,808

Series A, Rev., 5.00%, 6/1/2022	540,000	570,175

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

New Jersey — continued

Series A, Rev., 5.00%, 6/1/2023	1,665,000	1,828,570

Series A, Rev., 5.00%, 6/1/2024	125,000	142,154

Series A, Rev., 5.00%, 6/1/2025	125,000	146,605

Toms River Board of Education, Regional School District GO, 2.00%, 7/15/2021	195,000	196,238

Town of Boonton GO, BAN, 2.00%, 6/25/2021	2,809,265	2,824,266

Town of Guttenberg GO, BAN, 2.00%, 10/21/2021	7,450,000	7,527,852

Town of Newton GO, 5.00%, 4/1/2024	50,000	56,892

Town of Phillipsburg GO, BAN, 2.00%, 6/1/2021	2,455,000	2,462,881

Township of Berkeley GO, 5.00%, 5/15/2021	50,000	50,471

Township of Bloomfield, General Improvement and Water Utility GO, 5.00%, 2/1/2024	40,000	45,218

Township of Bordentown GO, 3.00%, 8/1/2021	275,000	278,138

Township of Brick

GO, 4.00%, 11/1/2021	35,000	35,896

GO, 4.00%, 11/1/2022	25,000	26,590

Township of Bridgewater

GO, 5.00%, 8/1/2021	45,000	45,905

GO, 3.00%, 9/1/2021	25,000	25,355

Township of Cherry Hill, General Improvement and Sewer Utility

GO, 2.00%, 8/15/2021	35,000	35,295

GO, 4.00%, 5/1/2022	30,000	31,339

Township of East Amwell GO, 4.00%, 2/15/2023	25,000	26,739

Township of East Brunswick

GO, 2.00%, 3/15/2021	100,000	100,065

GO, 3.00%, 3/15/2023	25,000	26,369

Township of East Greenwich GO, BAN, 2.00%, 12/9/2021	2,505,000	2,534,684

Township of Edison, General Improvement and Sewer Utility GO, 4.00%, 6/1/2022	90,000	94,304

Township of Evesham, General Improvement and Golf Utility GO, 4.00%, 5/1/2023	25,000	26,953

Township of Florence, General Improvement Water Sewer Utility Series 2020B, GO, BAN, 2.00%, 6/10/2021	150,000	150,755

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	251

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

New Jersey — continued

Township of Franklin, Open Space Trust GO, 4.00%, 1/15/2022	25,000	25,836

Township of Hamilton, Sewer Utility GO, 5.00%, 8/1/2022	20,000	21,337

Township of Harding GO, BAN, 1.25%, 8/20/2021	1,677,850	1,684,461

Township of Lebanon GO, BAN, 1.25%, 7/23/2021	1,035,138	1,039,092

Township of Livingston GO, 3.00%, 7/15/2022	30,000	31,144

Township of Lopatcong GO, 4.00%, 9/1/2023	30,000	32,588

Township of Maplewood, General Improvement GO, 5.00%, 2/15/2023	40,000	43,691

Township of Medford GO, 4.00%, 7/15/2022	25,000	26,277

Township of Montclair

GO, 5.00%, 3/1/2022	25,000	26,208

Series 2016B, GO, 4.00%, 10/1/2022	50,000	53,029

Township of Montclair, General Improvement Series 2017A, GO, 3.00%, 3/1/2022	25,000	25,710

Township of Moorestown, General Improvement and Water Sewer Utility

GO, 5.00%, 9/1/2021	45,000	46,087

GO, 5.00%, 2/1/2023	25,000	27,271

Township of Mount Laurel Series 2011A, GO, 4.00%, 4/15/2021	40,000	40,184

Township of Mount Olive, General Improvement and Water Sewer Utility GO, 4.00%, 8/15/2022	35,000	36,897

Township of North Brunswick GO, 2.75%, 7/15/2021	65,000	65,602

Township of Parsippany-Troy Hills, Golf Recreation Utility GO, 3.00%, 6/1/2023	35,000	37,016

Township of Pennsauken GO, AGM, 3.00%, 8/15/2021 (b)	100,000	101,289

Township of Pequannock, Recreation Utility GO, BAN, 2.00%, 7/15/2021	250,000	251,597

Township of Pequannock, Sewer Utility GO, 4.00%, 4/1/2022	25,000	26,039

Township of Randolph, Various Purpose GO, 3.00%, 10/15/2022	45,000	47,036

Township of Readington, General Improvement GO, 5.00%, 1/15/2025	25,000	29,087

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

New Jersey — continued

Township of River Vale GO, 4.00%, 6/15/2023	35,000	37,734

Township of Robbinsville, Tax Exempt Open Space Series 2015A, GO, 4.00%, 7/15/2021	40,000	40,548

Township of South Brunswick GO, 4.00%, 3/1/2022	20,000	20,767

Township of South Hackensack GO, BAN, 1.50%, 12/16/2021	1,461,500	1,475,706

Township of Toms River

GO, 5.00%, 3/1/2021	25,000	25,000

GO, 5.00%, 3/1/2022	45,000	47,174

Township of Toms River, General Improvement GO, 4.00%, 6/15/2023	40,000	43,315

Township of Toms River, General Improvement, Golf Utility Improvement Series 2011A, GO, 3.00%, 12/15/2023	45,000	48,223

Township of Union, General Improvement GO, 4.00%, 2/1/2023	25,000	26,764

Township of Washington, Gloucester County Series 2020A, GO, BAN, 1.75%, 6/22/2021	571,940	574,371

Township of West Orange, Tax Appeal Refunding GO, BAN, 1.50%, 12/15/2021	9,608,441	9,690,785

Township of Woodbridge, General Sewer Utility GO, BAN, 2.00%, 10/15/2021	60,000	60,675

Union County Improvement Authority

Rev., AGM, GTD, 4.00%, 11/1/2021	20,000	20,512

Rev., 3.00%, 12/1/2022	50,000	52,467

West Essex Regional School District GO, 5.00%, 11/1/2022	40,000	43,209

West Windsor-Plainsboro Regional School District GO, 4.00%, 9/15/2021	20,000	20,414

Woodbridge Township Board of Education GO, 4.00%, 7/15/2021	30,000	30,427

Total New Jersey		100,183,837

New Mexico — 0.4%

Albuquerque Bernalillo County Water Utility Authority, Joint Water and Sewer System Improvement

Rev., 5.00%, 7/1/2021	175,000	177,798

Series 2013A, Rev., 5.00%, 7/1/2021	25,000	25,400

Rev., 5.00%, 7/1/2022	50,000	53,201

SEE NOTES TO FINANCIAL STATEMENTS.

252	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

New Mexico — continued

Albuquerque Metropolitan Arroyo Flood Control Authority GO, 4.00%, 8/1/2021	100,000	101,596

Albuquerque Municipal School District No. 12 Series 2014B, GO, 5.00%, 8/1/2022	50,000	53,380

Central New Mexico Community College, Limited Tax GO, 5.00%, 8/15/2021	85,000	86,869

City of Albuquerque, General Purpose

Series 2017A, GO, 5.00%, 7/1/2021	25,000	25,399

Series 2014A, GO, 5.00%, 7/1/2022	200,000	212,778

Series 2019A, GO, 5.00%, 7/1/2022	30,000	31,916

City of Albuquerque, Gross Receipts Tax Series 1999B, Rev., 5.00%, 7/1/2021 (b)	20,000	20,318

City of Roswell Rev., 4.00%, 8/1/2022	50,000	52,565

City of Santa Fe GO, 4.00%, 8/1/2022	25,000	26,355

County of Bernalillo GO, 4.00%, 6/15/2021	70,000	70,773

County of Dona Ana, Gross Receipt Tax Rev., 2.00%, 5/1/2021	315,000	315,907

County of San Juan, Gross Receipts Tax Improvement Series 2015B, Rev., 5.00%, 6/15/2021	25,000	25,340

Las Cruces School District No. 2 Series 2016C, GO, 5.00%, 8/1/2021	30,000	30,584

New Mexico Finance Authority, Senior Lien

Rev., 4.00%, 6/15/2021	25,000	25,275

Rev., 4.00%, 6/15/2022	90,000	94,426

Rev., 5.00%, 6/15/2022	250,000	265,505

New Mexico Finance Authority, Senior Lien Public Project Revolving Fund

Series 2015C, Rev., 3.00%, 6/1/2021	50,000	50,351

Series 2013A, Rev., 4.00%, 6/1/2021	20,000	20,190

Rev., 5.00%, 6/1/2021	300,000	303,588

Series 2016C, Rev., 5.00%, 6/1/2021	45,000	45,538

Series 2017A, Rev., 5.00%, 6/1/2021	25,000	25,299

Series 2019B, Rev., 5.00%, 6/1/2021	40,000	40,478

Rev., 5.00%, 6/1/2022	40,000	42,406

Series 2016D, Rev., 5.00%, 6/1/2022	30,000	31,804

Series 2016F, Rev., 5.00%, 6/1/2022	50,000	53,008

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

New Mexico — continued

Series 2017A, Rev., 5.00%, 6/1/2022	65,000	68,910

Series 2017E, Rev., 5.00%, 6/1/2022	195,000	206,729

Series 2020A, Rev., 5.00%, 6/1/2022	135,000	143,120

Series 2017A, Rev., 5.00%, 6/1/2023	55,000	60,796

Series 2016C, Rev., 5.00%, 6/1/2024	25,000	28,656

New Mexico Finance Authority, State Transportation, Senior Lien, Tax-Exempt Series 2010-B, Rev., 5.00%, 6/15/2021	310,000	314,290

New Mexico Finance Authority, State Transportation, Subordinate Lien

Series B-2, Rev., 5.00%, 6/15/2022	25,000	26,550

Series 2018A, Rev., 5.00%, 6/15/2023	240,000	265,702

New Mexico Finance Authority, Subordinate Lien Public Project Revolving Fund, Tax-Exempt

Series 2015A, Rev., 5.00%, 6/15/2021	25,000	25,346

Series 2017B, Rev., 5.00%, 6/15/2021	40,000	40,554

Rev., 5.00%, 6/15/2022	155,000	164,613

Series 2017D, Rev., 5.00%, 6/15/2022	25,000	26,550

Series 2017D, Rev., 5.00%, 6/15/2023	100,000	110,709

Series 2019C-1, Rev., 5.00%, 6/15/2023	40,000	44,284

Series 2017B, Rev., 3.50%, 6/15/2024	50,000	54,946

Series 2018C-1, Rev., 4.00%, 6/15/2024	30,000	33,456

New Mexico Hospital Equipment Loan Council, Presbyterian Healthcare Services

Series 2015A, Rev., 5.00%, 8/1/2021	110,000	112,165

Series 2012A, Rev., 5.00%, 8/1/2022 (b)	110,000	117,548

Series 2015A, Rev., 5.00%, 8/1/2022	520,000	554,762

Series 2015A, Rev., 5.00%, 8/1/2024	185,000	212,199

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	253

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

New Mexico — continued

New Mexico Municipal Energy Acquisition Authority Series 2019A, Rev., LIQ: Royal Bank of Canada, 4.00%, 5/1/2021	50,000	50,307

Santa Fe Public School District GO, 5.00%, 8/1/2022	260,000	277,688

Southern Sandoval County Arroyo Flood Control Authority Series 2019B, GO, 4.00%, 8/1/2021	300,000	304,725

State of New Mexico Series 2017B, GO, 5.00%, 3/1/2022	75,000	78,623

State of New Mexico, Capital Projects

GO, 5.00%, 3/1/2021	30,000	30,000

Series 2017A, GO, 5.00%, 3/1/2021	60,000	60,000

State of New Mexico, Severance Tax Permanent Fund

Series A-1, Rev., 3.00%, 7/1/2021	100,000	100,214

Series 2016B, Rev., 4.00%, 7/1/2021	40,000	40,510

Series 2016A, Rev., 5.00%, 7/1/2021	100,000	101,605

Series 2016B, Rev., 4.00%, 7/1/2022	80,000	84,082

University of New Mexico, Subordinate Lien Series 2014C, Rev., 5.00%, 6/1/2022	25,000	26,491

Total New Mexico		6,074,177

New York — 12.2%

Albany City School District GO, 4.00%, 6/15/2021	25,000	25,271

Albany Municipal Water Finance Authority, Second Resolution Series 2011A, Rev., 5.00%, 12/1/2021 (b)	175,000	181,309

Ardsley Union Free School District

GO, 5.00%, 6/1/2021	100,000	101,203

GO, 4.00%, 1/15/2022	30,000	31,006

Arlington Central School District

GO, 4.00%, 12/15/2021	25,000	25,760

GO, 5.00%, 5/15/2022	25,000	26,456

Ballston Spa Central School District Series 2020B, GO, BAN, 1.50%, 9/17/2021	1,888,000	1,898,969

Battery Park City Authority

Series 2019D-2, Rev., VRDO, LIQ: TD Bank NA, 0.03%, 3/9/2021 (c)	2,485,000	2,485,000

Series 2013A, Rev., 4.00%, 11/1/2022	30,000	31,898

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

New York — continued

Battery Park City Authority, Tax-Exempt Series 2013A, Rev., 5.00%, 11/1/2021	85,000	87,740

Bethlehem Central School District

GO, 5.00%, 6/15/2021	130,000	131,809

GO, 5.00%, 7/15/2021	105,000	106,888

Brentwood Union Free School District GO, 4.50%, 11/15/2021	30,000	30,921

Brighton Central School District GO, 4.00%, 6/1/2022	40,000	41,918

Broadalbin-Perth Central School District GO, 2.00%, 6/15/2022	340,000	347,235

Brookhaven-Comsewogue Union Free School District

GO, 4.00%, 7/15/2021	110,000	111,572

GO, 4.00%, 7/15/2022	25,000	26,316

Buffalo Municipal Water Finance Authority, Water System Series 2015-A, Rev., 5.00%, 7/1/2021	125,000	126,923

Build NYC Resource Corp., Manhattan College Project Rev., 5.00%, 8/1/2021	25,000	25,460

Build NYC Resource Corp., The New York Methodist Hospital Project Rev., 5.00%, 7/1/2023 (b)	55,000	60,958

Build NYC Resource Corp., United Jewish Appeal-Federation of Jewish Philanthropies of New York, Inc., Project Rev., 5.00%, 7/1/2022	50,000	53,222

Byram Hills Central School District GO, 4.00%, 11/15/2021	40,000	41,087

Cambridge Central School District GO, 3.00%, 6/15/2021	55,000	55,436

Carmel Central School District GO, 4.00%, 6/15/2021	50,000	50,546

Central Islip Union Free School District GO, 4.00%, 7/15/2021	30,000	30,417

Central Square Central School District GO, 3.00%, 6/15/2021	75,000	75,570

Chappaqua Central School District GO, 3.00%, 6/15/2021	50,000	50,411

Cheektowaga Central School District GO, 5.00%, 4/15/2021	100,000	100,575

Cheektowaga-Sloan Union Free School District GO, 4.00%, 7/15/2021	30,000	30,417

City of Albany Series 2011A, GO, 3.00%, 7/1/2021	20,000	20,182

City of Binghamton, Public Improvement GO, 2.13%, 1/15/2022	25,000	25,407

SEE NOTES TO FINANCIAL STATEMENTS.

254	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

New York — continued

City of Buffalo, General Improvement

GO, 5.00%, 4/1/2021	25,000	25,097

Series 2018A, GO, 5.00%, 10/1/2021	45,000	46,258

City of Ithaca, Public Improvement GO, 4.00%, 1/15/2023	25,000	26,703

City of Jamestown, Public Improvement GO, 5.00%, 6/1/2021	260,000	262,956

City of New York

Series 2013-I, GO, 4.00%, 8/1/2021 (b)	25,000	25,401

Series I, GO, 4.00%, 8/1/2021 (b)	25,000	25,401

Series 1994A, GO, 5.00%, 8/1/2021	180,000	183,611

Series 2014B, GO, 5.00%, 8/1/2021	50,000	51,003

Series 2014H, GO, 5.00%, 8/1/2021	100,000	102,006

Series 2016C, GO, 5.00%, 8/1/2021	40,000	40,802

Series B, GO, 5.00%, 8/1/2021	125,000	127,507

Series H, GO, 5.00%, 8/1/2021	25,000	25,502

Series I, GO, 5.00%, 8/1/2021	50,000	51,003

Series 2012G, GO, 5.00%, 4/1/2022 (b)	45,000	47,366

Series G, Subseries G-1, GO, 5.00%, 4/1/2022 (b)	190,000	199,988

Series B, GO, 5.00%, 8/1/2022	55,000	58,717

Series C, GO, 5.00%, 8/1/2022	100,000	106,759

Series H, GO, 5.00%, 8/1/2022	110,000	117,435

Series B, Subseries B-5, GO, NATL-RE, 5.00%, 8/15/2022	25,000	26,736

Subseries A-1, GO, 5.00%, 10/1/2022 (b)	30,000	32,301

Series 1994A, GO, 5.00%, 8/1/2023	150,000	152,996

Series C, GO, 5.00%, 8/1/2023	25,000	26,671

Series 2012F, GO, 5.00%, 8/1/2024	20,000	20,867

Series 2013J, GO, 5.00%, 8/1/2024	295,000	328,019

Series B, GO, 5.00%, 8/1/2025	140,000	149,274

Series C, GO, 5.00%, 8/1/2025	105,000	111,955

City of New York, Fiscal Year 2006 Series H, Subseries 2006 HH-A, GO, 4.00%, 1/1/2022	195,000	201,146

City of New York, Fiscal Year 2012

Subseries D-1, GO, 4.00%, 10/1/2021	25,000	25,557

Series 2012F, GO, 5.00%, 8/1/2023	50,000	52,176

Series 2012-I, GO, 5.00%, 8/1/2023	280,000	298,712

City of New York, Fiscal Year 2013

Series 2013E, GO, 4.00%, 8/1/2021 (b)	190,000	193,010

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

New York — continued

Series 2013J, GO, 5.00%, 8/1/2021	225,000	229,513

Series 2013D, GO, 5.00%, 8/1/2022	25,000	26,690

Series 2013J, GO, 5.00%, 8/1/2022	180,000	192,166

Series 2013E, GO, 4.50%, 8/1/2023	55,000	59,427

Series H, GO, 5.00%, 8/1/2023	75,000	83,395

City of New York, Fiscal Year 2014

Series I, Subseries 2014I-1, GO, 5.00%, 3/1/2021 (b)	25,000	25,000

Series 2013G, GO, 5.00%, 8/1/2021	105,000	107,106

Series 2014J, GO, 5.00%, 8/1/2021	75,000	76,505

Subseries D-1, GO, 5.00%, 8/1/2021	280,000	285,617

Series 2014J, GO, 5.00%, 8/1/2022	50,000	53,380

Series 2014E, GO, 5.25%, 8/1/2022	365,000	390,959

Series I, Subseries 2014I-1, GO, 5.00%, 3/1/2023	25,000	27,346

Series 2013G, GO, 5.00%, 8/1/2023	230,000	255,744

Series 2014E, GO, 5.00%, 8/1/2023	70,000	77,835

Series 2014J, GO, 5.00%, 8/1/2023	140,000	155,670

Series 2014I-1, GO, 5.00%, 3/1/2024	75,000	85,135

City of New York, Fiscal Year 2015

Series 2015A, GO, 5.00%, 8/1/2021	125,000	127,507

Series 2015B, GO, 5.00%, 8/1/2021	85,000	86,705

Series 2015-1, GO, 5.00%, 8/1/2022	50,000	53,380

Series 1, GO, 5.00%, 8/1/2023	240,000	266,863

Series 2015A, GO, 5.00%, 8/1/2024	215,000	247,633

City of New York, Fiscal Year 2016

Series A, GO, 5.00%, 8/1/2024	210,000	241,874

Series E, GO, 5.00%, 8/1/2024	90,000	103,660

City of New York, Fiscal Year 2017

Series 2017C, GO, 3.00%, 8/1/2021	100,000	101,179

Subseries A-1, GO, 4.00%, 8/1/2021	35,000	35,557

Series C, GO, 5.00%, 8/1/2021	135,000	137,708

Subseries A-1, GO, 5.00%, 8/1/2021	75,000	76,505

Series C, GO, 5.00%, 8/1/2022	285,000	304,263

City of New York, Fiscal Year 2018

Series 2018C, GO, 5.00%, 8/1/2021	80,000	81,605

Series 2018-1, GO, 4.00%, 8/1/2022	70,000	73,744

Series 2018-1, GO, 5.00%, 8/1/2022	20,000	21,352

Series 2018A, GO, 5.00%, 8/1/2022	40,000	42,704

Series 2018C, GO, 5.00%, 8/1/2023	35,000	38,917

Series 2018D, GO, 5.00%, 8/1/2023	800,000	889,544

Series 2018F-1, GO, 4.00%, 4/1/2025	30,000	34,036

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	255

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

New York — continued

City of New York, Fiscal Year 2019

Series D, Subseries D-4, GO, VRDO, LIQ:

Barclays Bank plc, 0.01%, 3/1/2021 (c)	5,000,000	5,000,000

GO, 5.00%, 8/1/2021 (b)	35,000	35,699

Series 2019A, GO, 5.00%, 8/1/2021	295,000	300,918

City of New York, Fiscal Year 2020 Series 2020C-1, GO, 5.00%, 8/1/2023	25,000	27,798

City of White Plains, Public Improvement

Series 2017C, GO, 3.00%, 3/1/2021	30,000	30,000

Series 2017A, GO, 3.00%, 5/15/2021	40,000	40,233

Clarence Central School District

GO, 4.00%, 5/15/2021	50,000	50,392

GO, 5.00%, 6/15/2021	75,000	76,044

GO, 5.00%, 6/15/2022	25,000	26,557

Clifton-Fine Central School District GO, BAN, 2.00%, 6/30/2021	3,980,000	3,999,940

Commack Union Free School District GO, 4.00%, 11/15/2021	100,000	102,717

Connetquot Central School District of Islip

GO, 5.00%, 6/1/2021	290,000	293,489

GO, 4.25%, 1/15/2022	45,000	46,606

GO, 5.00%, 7/15/2022	40,000	42,653

Cornwall Central School District GO, 5.00%, 10/15/2021	25,000	25,746

County of Albany, Various Purpose Series 2019A, GO, 5.00%, 9/15/2022	20,000	21,488

County of Broome Series 2020A, GO, BAN, 2.00%, 4/30/2021	625,000	626,750

County of Dutchess, Public Improvement Bonds

GO, 5.00%, 5/1/2021	25,000	25,194

Series 2018A, GO, 3.00%, 3/1/2022	25,000	25,682

Series 2018B, GO, 3.25%, 3/1/2022	55,000	56,637

GO, 5.00%, 5/1/2022	40,000	42,197

County of Erie GO, RAN, 3.00%, 6/24/2021	90,000	90,742

County of Livingston, Public Improvement

GO, 4.00%, 5/1/2021	20,000	20,127

GO, 4.00%, 5/15/2021	200,000	201,568

GO, 4.00%, 5/15/2022	25,000	26,156

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

New York — continued

GO, 3.00%, 5/15/2023	50,000	52,863

GO, 4.00%, 2/1/2024	35,000	38,490

County of Monroe GO, 4.00%, 6/1/2021	130,000	131,204

County of Monroe, Public Improvement GO, 5.00%, 6/1/2021	25,000	25,293

County of Nassau Series 2015B, GO, 5.00%, 4/1/2021	350,000	351,288

County of Nassau, General Improvement

Series 2017C, GO, 5.00%, 10/1/2021	50,000	51,327

Series C, GO, 5.00%, 10/1/2022	230,000	245,290

County of Oneida, Public Improvement GO, 3.00%, 4/15/2022	200,000	205,232

County of Onondaga

GO, 5.00%, 4/15/2021	25,000	25,144

GO, 5.00%, 5/1/2021	310,000	312,477

GO, 5.00%, 5/15/2021	25,000	25,243

GO, 5.00%, 2/1/2022	25,000	26,095

County of Orange, Various Purpose Series 2015A, GO, AGM, 5.00%, 3/1/2021	25,000	25,000

County of Rensselaer, Public Improvement GO, 5.00%, 6/1/2021	75,000	75,902

County of Rockland GO, TAN, 2.00%, 4/1/2021	170,000	170,255

County of Suffolk

Series 2015C, GO, 5.00%, 5/1/2021	300,000	302,067

Series 2020B, GO, AGM, 5.00%, 5/15/2021	5,150,000	5,197,946

Series 2020B, GO, AGM, 5.00%, 5/15/2022	3,000,000	3,162,780

County of Suffolk, Longwood Central School District GO, 5.00%, 6/1/2021	40,000	40,481

County of Sullivan, Public Improvement

GO, 3.00%, 5/15/2021	45,000	45,262

GO, 3.00%, 11/15/2021	50,000	51,007

GO, 3.00%, 5/15/2022	60,000	62,054

GO, 5.00%, 7/15/2022	25,000	26,640

County of Ulster, Public Improvement GO, 5.00%, 11/15/2021	60,000	62,000

County of Wake, Public Improvement

GO, AGM, 5.00%, 7/15/2021	30,000	30,539

GO, 4.00%, 12/1/2021	30,000	30,867

County of Wayne GO, 5.00%, 12/1/2022	125,000	135,551

SEE NOTES TO FINANCIAL STATEMENTS.

256	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

New York — continued

County of Wayne, Public Improvement GO, 4.50%, 6/1/2022	25,000	26,355

County of Westchester

Series 2011B, GO, 4.00%, 7/1/2021	100,000	101,248

Series 2018A, GO, 5.00%, 12/1/2021	200,000	207,272

Series 2016A, GO, 5.00%, 1/1/2022	35,000	36,412

Croton-Harmon Union Free School District

GO, 5.00%, 6/1/2021	105,000	106,263

GO, BAN, 1.25%, 8/20/2021	755,000	757,975

Dutchess County Local Development Corp., Marist Collage Project Series 2015A, Rev., 5.00%, 7/1/2021	125,000	126,880

Dutchess County Local Development Corp., Vassar Collage Project Rev., 5.00%, 7/1/2021	100,000	101,588

East Islip Union Free School District GO, 5.00%, 6/15/2021	30,000	30,418

Enlarged City School District of the City of Troy GO, 5.00%, 7/1/2021	100,000	101,605

Erie County Fiscal Stability Authority, Sales Tax and State Aid Secured

Series 2013A, Rev., 5.00%, 3/15/2021	20,000	20,035

Series 2016A, Rev., 5.00%, 5/15/2021	75,000	75,740

Series 2013C, Rev., 5.00%, 8/15/2021	20,000	20,440

Series 2017D, Rev., 5.00%, 9/1/2021	20,000	20,483

Series 2011C, Rev., 5.00%, 12/1/2021 (b)	195,000	202,106

Series 2013A, Rev., 5.00%, 3/15/2022	20,000	21,004

Series 2016A, Rev., 5.00%, 5/15/2022	30,000	31,748

Rev., 5.00%, 9/1/2022	25,000	26,816

Erie County Industrial Development Agency (The) Rev., 5.00%, 5/1/2021	430,000	433,315

Erie County Industrial Development Agency (The), City School District of the City of Buffalo Project

Rev., 5.00%, 5/1/2021	455,000	458,508

Series 2016A, Rev., 5.00%, 5/1/2021	40,000	40,308

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

New York — continued

Series 2012A, Rev., 5.00%, 5/1/2022	100,000	105,444

Series 2015A, Rev., 5.00%, 5/1/2022	160,000	168,711

Rev., 5.00%, 5/1/2023	150,000	164,706

Rev., 5.00%, 5/1/2024	50,000	56,957

Erie County Water Authority Rev., 5.00%, 12/1/2022	55,000	59,643

Fairport Central School District GO, 4.00%, 6/15/2021	175,000	176,937

Fayetteville-Manlius Central School District Series 2020A, GO, BAN, 1.25%, 7/29/2021	500,000	502,095

Freeport Union Free School District

GO, 5.00%, 4/1/2022	60,000	63,148

GO, 5.00%, 12/1/2022	50,000	54,220

Geneva City School District GO, AGM, 5.00%, 6/15/2021	25,000	25,341

Grand Island Central School District GO, 5.00%, 12/1/2021	75,000	77,727

Great Neck Union Free School District GO, 5.00%, 6/15/2021	25,000	25,348

Half Hollow Hills Central School District

GO, XLCA, 5.00%, 6/15/2021	100,000	101,392

Series 2013B, GO, 4.00%, 8/15/2022	20,000	21,117

Hamburg Central School District GO, 2.00%, 6/1/2021	35,000	35,162

Harborfields Central School District GO, 5.00%, 3/1/2022	45,000	47,178

Hempstead Town Local Development Corp., Hofstra University Project Rev., 5.00%, 7/1/2021	375,000	380,640

Herricks Union Free School District Series 2014A, GO, 2.00%, 5/1/2021	45,000	45,138

Hicksville Water District GO, 5.00%, 12/15/2021	25,000	25,956

Homer Central School District GO, 3.00%, 3/15/2021	350,000	350,357

Island Trees Union Free School District GO, 4.00%, 8/1/2023	25,000	26,326

Jamestown City School District GO, AGM, 4.00%, 5/15/2021	150,000	151,146

Katonah-Lewisboro Union Free School District Series 2016A, GO, 5.00%, 11/15/2021	25,000	25,855

Kendall Central School District GO, 2.00%, 6/15/2021	65,000	65,348

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	257

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

New York — continued

Kings Park Central School District GO, 2.25%, 8/1/2022	70,000	72,076

Lafayette Central School District GO, RAN, 1.25%, 6/18/2021	4,500,000	4,513,635

Lakeland Central School District

GO, BAN, 1.25%, 8/20/2021	2,321,785	2,330,933

GO, 5.00%, 10/15/2021	35,000	36,053

Lancaster Central School District

GO, 4.00%, 6/1/2021	55,000	55,526

GO, 5.00%, 6/1/2022	35,000	37,114

Lansing Central School District GO, BAN, 1.25%, 7/23/2021	4,817,400	4,831,611

Le Roy Central School District GO, 4.00%, 6/15/2021	65,000	65,720

Liverpool Central School District GO, 4.00%, 6/15/2021	25,000	25,272

Long Island Power Authority, Electric System

Series 2011A, Rev., 5.00%, 5/1/2021 (b)	350,000	352,796

Series A, Rev., AGM, Zero Coupon, 6/1/2021	235,000	234,732

Rev., AGM, Zero Coupon, 6/1/2022	120,000	119,137

Series 2016B, Rev., 5.00%, 9/1/2023	200,000	223,266

Rev., 1.00%, 9/1/2025	120,000	121,174

Maine-Endwell Central School District GO, BAN, 2.00%, 10/1/2021	1,487,680	1,502,587

Manhasset Union Free School District Series 2016B, GO, 5.00%, 1/15/2022	25,000	26,055

Marlboro Central School District GO, 5.00%, 12/15/2021	40,000	41,498

Massapequa Union Free School District Series 2016A, GO, 4.00%, 7/15/2021	45,000	45,643

Metropolitan Transportation Authority

Series 2018B, Subseries 2018B-2A, Rev., BAN, 5.00%, 5/15/2021	2,555,000	2,577,305

Series 2018B, Subseries 2018B-2B, Rev., BAN, 5.00%, 5/15/2021	2,975,000	3,000,972

Series 2018B, Subseries 2018B-2D, Rev., BAN, 5.00%, 5/15/2021	525,000	529,583

Series 2011A, Rev., 5.00%, 11/15/2021 (b)	30,000	31,028

Series 2011C, Rev., AGM, 5.00%, 11/15/2021 (b)	20,000	20,686

Series 2011D, Rev., 5.00%, 11/15/2021 (b)	155,000	160,312

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

New York — continued

Metropolitan Transportation Authority, Dedicated Tax Fund

Series 2011A, Rev., 5.00%, 11/15/2021	65,000	67,120

Series 2012A, Rev., 5.00%, 11/15/2021	50,000	51,631

Subseries 2008B-4, Rev., 5.00%, 11/15/2021	45,000	46,467

Subseries B-4, Rev., 5.00%, 11/15/2021 (b)	70,000	72,399

Series 2019A, Rev., BAN, 5.00%, 3/1/2022	715,000	747,997

Series B-1, Rev., 4.00%, 11/15/2022	70,000	74,267

Series 2016A, Rev., 5.00%, 11/15/2023	100,000	112,108

Series 2012A, Rev., 5.00%, 11/15/2024	510,000	549,352

Series 2013B-1, Rev., 5.00%, 11/15/2024	125,000	139,810

Middle Country Central School District at Centereach GO, 2.00%, 8/15/2021	75,000	75,635

Middletown City School District GO, 4.00%, 6/15/2022	25,000	26,213

Minisink Valley Central School District

GO, 4.00%, 4/15/2021	120,000	120,554

GO, 4.00%, 6/15/2021	50,000	50,554

GO, 5.00%, 12/1/2021	20,000	20,727

GO, 4.00%, 4/15/2022	55,000	57,374

GO, 4.00%, 6/15/2022	45,000	47,225

Monroe County Industrial Development Corp., Rochester Schools Modernization Project

Rev., 5.00%, 5/1/2021	705,000	710,245

Series 2012A, Rev., 5.00%, 5/1/2021	80,000	80,595

Rev., 5.00%, 5/1/2022	25,000	26,343

Monroe County Industrial Development Corp., University of Rochester Project

Series 2013B, Rev., 5.00%, 7/1/2021	100,000	101,588

Series 2017B, Rev., 5.00%, 7/1/2021	50,000	50,794

Series 2013B, Rev., 5.00%, 7/1/2022	25,000	26,590

Montauk Union Free School District GO, TAN, 1.50%, 6/24/2021	2,300,000	2,308,004

SEE NOTES TO FINANCIAL STATEMENTS.

258	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

New York — continued

Morrisville-Eaton Central School District GO, BAN, 1.75%, 5/28/2021	1,750,000	1,756,423

Mount Sinai Union Free School District GO, 5.00%, 1/15/2022	20,000	20,844

Mount Vernon City School District GO, AGM, 5.00%, 8/15/2021	25,000	25,552

Nassau County Interim Finance Authority, Sales Tax

Series 2012A, Rev., 4.00%, 11/15/2021	110,000	112,949

Series 2015A, Rev., 5.00%, 11/15/2021 (b)	490,000	506,792

Series 2012A, Rev., 4.00%, 11/15/2022	35,000	37,254

New Hyde Park-Garden City Park Union Free School District GO, 5.00%, 11/15/2021	45,000	46,539

New Rochelle City School District

GO, 5.00%, 9/1/2021	45,000	46,089

GO, 5.00%, 9/1/2022	25,000	26,813

New York City Health and Hospitals Corp. Series 2013A, Rev., 5.00%, 2/15/2023	200,000	218,042

New York City Housing Development Corp., New York City Housing Authority Program Series 2013B-1, Rev., 5.00%, 7/1/2021	340,000	345,171

New York City Industrial Development Agency, Queens Baseball Stadium Project Rev., AMBAC, 5.00%, 3/15/2021	200,000	200,344

New York City Transitional Finance Authority Future Tax Secured, Tax Exempt Subordinate Bonds Subseries E, Rev., 5.00%, 11/1/2021	30,000	30,967

New York City Transitional Finance Authority Future Tax Secured, Tax-Exempt, Fiscal Year 2013 Series B, Rev., 5.00%, 11/1/2021	385,000	397,412

New York City Transitional Finance Authority, Building Aid, Fiscal Year 2012 Series 2012S-1A, Rev., 5.00%, 7/15/2022	200,000	203,506

New York City Transitional Finance Authority, Building Aid, Fiscal Year 2013 Series 2013S-1, Rev., 4.00%, 7/15/2022	25,000	26,281

New York City Transitional Finance Authority, Building Aid, Fiscal Year 2015 Series 2015S-1, Rev., 5.00%, 7/15/2021 (b)	30,000	30,529

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

New York — continued

New York City Transitional Finance Authority, Building Aid, Fiscal Year 2018

Series 2018S-3, Rev., 5.00%, 7/15/2021	70,000	71,232

Series 2018S-4A, Rev., 3.00%, 7/15/2022	100,000	103,757

Series 2018S-3, Rev., 5.00%, 7/15/2022	500,000	508,765

New York City Transitional Finance Authority, Building Aid, Fiscal Year 2019 Series 2019S-1, Rev., 5.00%, 7/15/2022	25,000	26,622

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2003

Subseries 13, Rev., 5.00%, 11/1/2021	90,000	92,902

Subseries A-1, Rev., 5.00%, 11/1/2021	100,000	103,224

Series 2003B, Rev., 5.00%, 2/1/2022	150,000	150,544

Subseries A-1, Rev., 5.00%, 11/1/2022	150,000	154,754

Subseries 2003A-1, Rev., 5.00%, 11/1/2023	100,000	103,210

Series 2003B, Rev., 5.00%, 2/1/2026	100,000	100,357

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2011

Series 2011E, Rev., 5.00%, 11/1/2021	195,000	196,552

Series 2011E, Rev., 5.00%, 11/1/2022	300,000	302,349

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2012

Series 2012F-1, Rev., 5.00%, 5/1/2021	90,000	90,716

Series 2012C, Rev., 3.00%, 11/1/2021	250,000	254,742

Series 2012A, Rev., 5.00%, 11/1/2021	20,000	20,645

Series 2012E-1, Rev., 5.00%, 2/1/2022	25,000	26,105

Subseries 2012D-1, Rev., 5.00%, 11/1/2023	120,000	123,852

Series 2012A, Rev., 5.00%, 11/1/2024	255,000	263,134

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	259

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

New York — continued

Series E, Subseries 2012E-1, Rev., 5.00%, 2/1/2025	425,000	443,658

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013

Subseries C-5, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.04%, 3/9/2021 (c)	1,955,000	1,955,000

Series 2013I, Rev., 5.00%, 5/1/2022	60,000	63,368

Series 2013D, Rev., 5.00%, 11/1/2022	60,000	64,760

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2014

Subseries 2014C, Rev., 5.00%, 11/1/2021	35,000	36,128

Series 2014A-1, Rev., 5.00%, 11/1/2022	75,000	80,950

Subseries 2014C, Rev., 5.00%, 11/1/2022	140,000	151,108

Series 2014C, Rev., 5.00%, 11/1/2023	40,000	44,930

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2015

Subseries A-4, Rev., VRDO, LIQ: Mizuho Bank Ltd., 0.03%, 3/1/2021 (c)	725,000	725,000

Series 2015A-1, Rev., 5.00%, 8/1/2021 (b)	25,000	25,505

Series 2015C, Rev., 5.00%, 11/1/2021	180,000	185,803

Series 2015E-1, Rev., 5.00%, 2/1/2022	30,000	31,325

Series B, Subseries B-1, Rev., 5.00%, 8/1/2022	20,000	21,352

Subseries 2015A-1, Rev., 5.00%, 8/1/2022	20,000	21,352

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2016 Series 2016A-1, Rev., 4.00%, 8/1/2023	25,000	27,210

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2017 Subseries F-1, Rev., 5.00%, 5/1/2023	20,000	22,029

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2018 Series 2018A-1, Rev., 5.00%, 8/1/2022	115,000	122,773

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

New York — continued

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2019 Subseries B-1, Rev., 5.00%, 8/1/2022	65,000	69,393

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2020 Series C, Subseries C-1, Rev., 5.00%, 5/1/2022	30,000	31,684

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2021

Series 2021A, Rev., 5.00%, 11/1/2021	670,000	691,601

Series 2021A, Rev., 3.00%, 11/1/2022	105,000	109,845

Series 2021-1, Rev., 5.00%, 11/1/2025	40,000	48,017

New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt

Subseries F-1, Rev., 5.00%, 2/1/2022	115,000	120,081

Subseries F-1, Rev., 5.00%, 5/1/2022	25,000	26,403

Series 2013B, Rev., 5.00%, 11/1/2022	105,000	113,331

Subseries F-1, Rev., 5.00%, 2/1/2023	150,000	163,504

New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt, Fiscal Year 2013

Rev., 2.00%, 11/1/2021	25,000	25,308

Series 2013H, Rev., 5.00%, 11/1/2021	30,000	30,967

Series 2013G, Rev., 4.00%, 11/1/2022	25,000	26,569

New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt, Fiscal Year 2016

Series 2016C, Rev., 5.00%, 11/1/2021	85,000	87,740

Series 2016C, Rev., 5.00%, 11/1/2022	20,000	21,587

Series 2016E-1, Rev., 5.00%, 2/1/2025	25,000	29,297

New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt, Fiscal Year 2017 Series C, Rev., 5.00%, 11/1/2021	50,000	51,612

SEE NOTES TO FINANCIAL STATEMENTS.

260	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

New York — continued

New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt, Fiscal Year 2018 Series 2018C-1, Rev., 5.00%, 5/1/2021	20,000	20,159

New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt, Fiscal Year 2020

Series A, Subseries A-1, Rev., 5.00%, 5/1/2021	225,000	226,791

Series 2020B-1, Rev., 5.00%, 11/1/2021	70,000	72,257

New York City Trust for Cultural Resources, Museum of Natural History Rev., 5.00%, 4/1/2021	25,000	25,095

New York City Trust for Cultural Resources, The Museum of Modern Art

Series 2016-1-E, Rev., 4.00%, 2/1/2023	150,000	160,225

Series 2012A, Rev., 5.00%, 4/1/2023	125,000	136,865

New York City Water and Sewer System, Fiscal Year 2012

Subseries A-1, Rev., VRDO, LIQ: Mizuho Bank Ltd., 0.01%, 3/1/2021 (c)	3,500,000	3,500,000

Subseries A-2, Rev., VRDO, LIQ:

Mizuho Bank Ltd., 0.01%, 3/1/2021 (c)	655,000	655,000

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2009 Series 2009BB-1, Rev., VRDO, LIQ:

Landesbank Hessen-Thueringen, 0.03%, 3/1/2021 (c)	4,485,000	4,485,000

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2011 Series 2011GG, Rev., 5.00%, 6/15/2021 (b)	65,000	65,907

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2012

Series 2012AA, Rev., 5.00%, 6/15/2021 (b)	30,000	30,418

Series 2012EE, Rev., 5.00%, 6/15/2022	20,000	21,230

Series 2012EE, Rev., 4.00%, 6/15/2023	50,000	52,449

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

New York — continued

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2013 Series AA, Subseries AA-1, Rev., VRDO, LIQ: PNC Bank NA, 0.05%, 3/9/2021 (c)	8,815,000	8,815,000

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2014 Series 2014DD, Rev., 5.00%, 6/15/2022	75,000	79,612

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2016 Subseries 2016CC-1, Rev., 4.00%, 6/15/2021 (b)	45,000	45,499

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2018

Rev., 4.00%, 6/15/2021 (b)	100,000	101,109

Series 2018FF, Rev., 5.00%, 6/15/2021 (b)	25,000	25,349

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2019

Rev., VRDO, LIQ: Industrial & Commercial Bank of China, 0.08%, 3/9/2021 (c)	7,000,000	7,000,000

Series 2019DD-2, Rev., 5.00%, 6/15/2024	35,000	37,969

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2020

Series 2020AA, Rev., 4.00%, 6/15/2021 (b)	25,000	25,277

Series 2020CC-2, Rev., 5.00%, 6/15/2022	100,000	106,149

New York Local Government Assistance Corp. Series 2011A, Rev., 4.00%, 4/1/2021	125,000	125,392

New York Municipal Bond Bank Agency, Prior Year Claims Series 2012A, Rev., 5.00%, 12/1/2021	120,000	124,363

New York State Dormitory Authority Rev., NATL-RE, 5.50%, 7/1/2021	180,000	183,004

New York State Dormitory Authority, Albany Public Library Rev., 4.00%, 7/1/2021	50,000	50,637

New York State Dormitory Authority, Columbia University

Series 2011A, Rev., 5.00%, 10/1/2021	45,000	46,274

Series 2012A, Rev., 5.00%, 10/1/2021	85,000	87,406

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	261

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

New York — continued

Series 2016B, Rev., 5.00%, 10/1/2021	75,000	77,123

Series 2011A, Rev., 5.00%, 10/1/2022	50,000	50,196

New York State Dormitory Authority, Cornell University

Series 1990B, Rev., 5.00%, 3/30/2021	55,000	55,206

Series 2016A, Rev., 5.00%, 7/1/2021	50,000	50,803

New York State Dormitory Authority, Court Facility Lease

Rev., AMBAC, 5.50%, 5/15/2021	185,000	186,970

Rev., 5.00%, 8/1/2021	25,000	25,492

Rev., AMBAC, 5.50%, 5/15/2022	40,000	42,515

Rev., 5.00%, 8/1/2022	75,000	80,014

New York State Dormitory Authority, Department of Health

Series 2016A, Rev., 5.00%, 7/1/2022	35,000	37,270

Series 2016A, Rev., 5.00%, 7/1/2023	25,000	27,689

New York State Dormitory Authority, Fifth General Resolution Series 2005A, Rev., NATL-RE, 5.50%, 7/1/2021	115,000	117,037

New York State Dormitory Authority, Fordham University Series 2011A, Rev., 5.00%, 7/1/2021 (b)	150,000	152,347

Rev., 5.00%, 7/1/2023	200,000	220,674

New York State Dormitory Authority, Harborfields Public Library Rev., 4.00%, 7/1/2022	40,000	42,052

New York State Dormitory Authority, Icahn School of Medicine at Mount Sinai Rev., 5.00%, 7/1/2023	200,000	220,330

New York State Dormitory Authority, Memorial Sloan-Kettering Cancer Center

Series 2012-1, Rev., 4.38%, 1/1/2022 (b)	85,000	87,965

Rev., 5.00%, 1/1/2022 (b)	25,000	26,013

Series 2012-1, Rev., 5.00%, 1/1/2022 (b)	250,000	260,017

Rev., NATL-RE, 5.50%, 7/1/2023	955,000	1,023,903

New York State Dormitory Authority, Mount Sinai School of Medical Series 1994A, Rev., NATL-RE, 5.15%, 7/1/2024	100,000	110,070

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

New York — continued

New York State Dormitory Authority, New York University Series 2015A, Rev., 5.00%, 7/1/2021	180,000	182,889

New York State Dormitory Authority, New York University Hospitals Center, Langone Hospitals Obligated Group

Rev., 3.00%, 7/1/2021	200,000	201,722

Rev., 5.00%, 7/1/2021	270,000	274,107

Rev., 5.00%, 7/1/2023	150,000	165,359

Rev., 5.00%, 7/1/2024	720,000	822,031

Rev., 5.00%, 7/1/2026	465,000	526,496

New York State Dormitory Authority, Northwell Health Obligated Group

Rev., 5.00%, 5/1/2021	165,000	166,257

Series 2011A, Rev., 5.00%, 5/1/2021 (b)	35,000	35,277

Series 2019A, Rev., 5.00%, 5/1/2021	300,000	302,286

Series 2011A, Rev., 5.25%, 5/1/2021 (b)	155,000	156,290

Series 2019B-1, Rev., 5.00%, 5/1/2022 (c)	6,525,000	6,726,883

Rev., 5.00%, 5/1/2023	200,000	219,562

Series 2015A, Rev., 5.00%, 5/1/2023	530,000	581,839

Rev., 5.00%, 5/1/2025	105,000	123,158

New York State Dormitory Authority, NYSARC Inc.

Series 2012A, Rev., 2.25%, 7/1/2021	225,000	226,561

Rev., 5.00%, 7/1/2022	145,000	154,405

New York State Dormitory Authority, Personal Income Tax Refunding, General Purpose Series 2012A, Rev., 4.00%, 12/15/2021	50,000	51,515

New York State Dormitory Authority, Rochester Institute of Technology Rev., 4.00%, 7/1/2022 (b)	75,000	78,805

New York State Dormitory Authority, School Districts Financing Program

Series 2012H, Rev., 3.00%, 4/1/2021	130,000	130,261

Series 2016H, Rev., 1.25%, 10/1/2021	25,000	25,108

Series 2017A, Rev., 4.00%, 10/1/2021	25,000	25,558

Series 2018C-1, Rev., 4.00%, 10/1/2021	25,000	25,560

SEE NOTES TO FINANCIAL STATEMENTS.

262	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

New York — continued

Series 2011A, Rev., 5.00%, 10/1/2021	105,000	107,960

Series 2014A, Rev., AGM, 5.00%, 10/1/2021	70,000	71,990

Series 2017F, Rev., 5.00%, 10/1/2021	750,000	771,098

Series 2018A, Rev., 5.00%, 10/1/2021	175,000	179,559

Series 2019A, Rev., 5.00%, 10/1/2021	215,000	220,678

Rev., 4.00%, 10/1/2022	125,000	131,695

Series 2012D, Rev., AGM, 5.00%, 10/1/2023	300,000	321,753

Series 2016G, Rev., 5.00%, 10/1/2023	40,000	44,633

Series 2015D, Rev., 5.00%, 10/1/2024	165,000	189,722

Series 2017G, Rev., 5.00%, 10/1/2025	1,375,000	1,632,634

New York State Dormitory Authority, Skidmore College Series 2011A, Rev., 5.50%, 7/1/2041	400,000	407,040

New York State Dormitory Authority, State Personal Income Tax

Series 2005B, Rev., AMBAC, 5.50%, 3/15/2022	35,000	36,938

Series 2005B, Rev., AMBAC, 5.50%, 3/15/2023	30,000	33,132

Series B, Rev., AMBAC, 5.50%, 3/15/2024	100,000	115,161

New York State Dormitory Authority, State Personal Income Tax, General Purpose

Series 2015A, Rev., 3.00%, 3/15/2021	75,000	75,079

Series 2011C, Rev., 5.00%, 3/15/2021	100,000	100,177

Series 2012B, Rev., 5.00%, 3/15/2021	170,000	170,301

Series 2015A, Rev., 5.00%, 3/15/2021	50,000	50,089

Series 2015E, Rev., 5.00%, 3/15/2021	700,000	701,239

Series 2018A, Rev., 5.00%, 3/15/2021	200,000	200,354

Series 2020B, Rev., RAN, 5.00%, 3/31/2021	850,000	853,468

Series 2011E, Rev., 5.00%, 8/15/2021	70,000	71,539

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

New York — continued

Series 2020A, Rev., 5.00%, 9/15/2021	115,000	117,995

Series 2012A, Rev., 5.00%, 12/15/2021	580,000	602,139

Series 2012D, Rev., 2.00%, 2/15/2022	40,000	40,704

Series 2014E, Rev., 4.00%, 2/15/2022	20,000	20,733

Series 2014A, Rev., 5.00%, 2/15/2022	230,000	240,617

Series 2014E, Rev., 5.00%, 2/15/2022	110,000	115,078

Series 2016D, Rev., 5.00%, 2/15/2022	80,000	83,693

Series 2017A, Rev., 5.00%, 2/15/2022	280,000	292,925

Series 2011A, Rev., 5.00%, 3/15/2022	250,000	250,907

Series 2011C, Rev., 5.00%, 3/15/2022	50,000	50,181

Series 2012B, Rev., 5.00%, 3/15/2022	95,000	99,768

Series 2014C, Rev., 5.00%, 3/15/2022	270,000	283,551

Series 2015A, Rev., 5.00%, 3/15/2022	215,000	225,791

Series 2015E, Rev., 5.00%, 3/15/2022	95,000	99,768

Series 2012A, Rev., 4.00%, 12/15/2022	60,000	64,108

Series 2012A, Rev., 5.00%, 12/15/2022	275,000	298,730

Series 2013A, Rev., 5.00%, 2/15/2023	50,000	54,582

Series 2015B, Rev., 5.00%, 2/15/2023	95,000	103,707

Series 2016D, Rev., 5.00%, 2/15/2023	105,000	114,623

Series 2017B, Rev., 5.00%, 2/15/2023	330,000	360,245

Series 2011C, Rev., 5.00%, 3/15/2023	270,000	270,977

Series 2015A, Rev., 5.00%, 3/15/2023	75,000	82,182

Series 2015E, Rev., 5.00%, 3/15/2023	190,000	208,194

Series A, Rev., 5.00%, 3/15/2023	25,000	27,394

Series 2012A, Rev., 5.00%, 12/15/2023	100,000	108,482

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	263

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

New York — continued

Series 2014A, Rev., 4.00%, 2/15/2024	35,000	38,710

Series 2012E, Rev., 5.00%, 2/15/2024	400,000	417,948

Series 2019D, Rev., 5.00%, 2/15/2024	40,000	45,414

Series 2011C, Rev., 5.00%, 3/15/2024	835,000	838,014

Series 2018A, Rev., 5.00%, 3/15/2024	525,000	597,886

Series 2012A, Rev., 5.00%, 12/15/2025	100,000	108,294

New York State Dormitory Authority, State Sales Tax

Series 2013A, Rev., 5.00%, 3/15/2021 (b)	220,000	220,379

Series 2018C, Rev., 5.00%, 3/15/2021	150,000	150,266

Series 2018E, Rev., 5.00%, 3/15/2021	20,000	20,035

Series A, Rev., 5.00%, 3/15/2021	230,000	230,407

Series 2013A, Rev., 5.00%, 3/15/2022	55,000	57,760

Series 2014A, Rev., 5.00%, 3/15/2022	150,000	157,528

Series 2015A, Rev., 5.00%, 3/15/2022	25,000	26,255

Series 2018A, Rev., 5.00%, 3/15/2022	50,000	52,510

Series 2013A, Rev., 5.00%, 3/15/2023	60,000	65,771

Series 2015A, Rev., 5.00%, 3/15/2023	75,000	82,214

Series 2015B, Rev., 5.00%, 3/15/2023	25,000	27,405

Series 2017A, Rev., 5.00%, 3/15/2023	25,000	27,405

Series 2013A, Rev., 5.00%, 3/15/2024	340,000	372,501

Series 2016A, Rev., 5.00%, 3/15/2024	50,000	56,975

New York State Dormitory Authority, State University Dormitory Facilities

Series 2011A, Rev., 5.00%, 7/1/2021 (b)	45,000	45,725

Series 2017A, Rev., 5.00%, 7/1/2021 (b)	65,000	66,037

Series 2012A, Rev., 5.00%, 7/1/2022 (b)	35,000	37,265

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

New York — continued

New York State Dormitory Authority, State University Educational Facilities Series 1994A, Rev., NATL-RE, Zero Coupon, 5/15/2022	30,000	29,840

New York State Dormitory Authority, State University Facilities Series 2013A, Rev., 5.00%, 7/1/2021 (b)	40,000	40,638

New York State Dormitory Authority, The New School Project Series 2016A, Rev., 5.00%, 7/1/2021	100,000	101,521

New York State Dormitory Authority, Third General Resolution, State University Educational Facilities

Rev., 5.00%, 5/15/2021	75,000	75,739

Series 2012A, Rev., 4.00%, 5/15/2022	125,000	130,734

Series 2012A, Rev., 5.00%, 5/15/2022	40,000	42,315

Series 2012A, Rev., 5.00%, 5/15/2023	675,000	713,347

Series 2005A, Rev., NATL-RE, 5.50%, 5/15/2023	30,000	33,291

Rev., 5.00%, 5/15/2024	535,000	565,056

New York State Environmental Facilities Corp., Master Financing Program

Series 2011C, Rev., 5.00%, 5/15/2021	110,000	111,085

Series 2016B, Rev., 4.00%, 8/15/2021	25,000	25,437

Series 2016B, Rev., 5.00%, 2/15/2022	25,000	26,154

Series 2015B, Rev., 5.00%, 3/15/2022	20,000	21,004

New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, Municipal Water Finance Authority Projects — Second Resolution

Series 2012A, Rev., 3.00%, 6/15/2021	25,000	25,205

Series 2016A, Rev., 4.00%, 6/15/2021	50,000	50,552

Rev., 5.00%, 6/15/2021	25,000	25,347

Series 2014A, Rev., 5.00%, 6/15/2021	30,000	30,417

Series 2015A, Rev., 5.00%, 6/15/2021	40,000	40,556

SEE NOTES TO FINANCIAL STATEMENTS.

264	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

New York — continued

Series 2017E, Rev., 5.00%, 6/15/2021	25,000	25,348

Series 2017E, Rev., 4.00%, 6/15/2022	30,000	31,479

Rev., 5.00%, 6/15/2022	150,000	152,076

Series 2015A, Rev., 5.00%, 6/15/2023	20,000	22,161

New York State Thruway Authority

Series I, Rev., 5.00%, 1/1/2022 (b)	75,000	78,037

Series J, Rev., 5.00%, 1/1/2022	80,000	83,158

New York State Thruway Authority, Highway and Bridge Trust Fund

Series 2011A-1, Rev., 5.00%, 4/1/2021	50,000	50,195

Series 2012A, Rev., 5.00%, 4/1/2021	25,000	25,098

Series 2012A, Rev., 4.00%, 4/1/2022	25,000	26,025

Series A-1, Rev., 4.00%, 4/1/2022	100,000	100,293

Series 2012A, Rev., 5.00%, 4/1/2022	320,000	336,678

Series A-1, Rev., 5.00%, 4/1/2022	25,000	25,097

Series A-1, Rev., 5.00%, 4/1/2023	300,000	301,143

New York State Thruway Authority, State Personal Income Tax, Transportation

Series 2011A, Rev., 4.00%, 3/15/2021 (b)	150,000	150,207

Series 2011A, Rev., 5.00%, 3/15/2021	245,000	245,426

Series 2012A, Rev., 5.00%, 3/15/2021	75,000	75,133

Series 2013A, Rev., 5.00%, 3/15/2021	95,000	95,168

Series 2012A, Rev., 5.00%, 3/15/2022	165,000	173,282

Series 2013A, Rev., 5.00%, 3/15/2022	75,000	78,764

Series 2012A, Rev., 5.00%, 3/15/2023	40,000	41,039

Series A, Rev., 5.00%, 3/15/2023	25,000	27,394

New York State Urban Development Corp., State Personal Income Tax, General Purpose

Series 2011A, Rev., 3.50%, 3/15/2021	110,000	110,131

Series 2011A, Rev., 4.00%, 3/15/2021	275,000	275,379

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

New York — continued

Series 2011A, Rev., 5.00%, 3/15/2021	325,000	325,565

Series 2013C, Rev., 5.00%, 3/15/2021	25,000	25,044

Series 2013D, Rev., 5.00%, 3/15/2021	55,000	55,097

Series 2016A, Rev., 5.00%, 3/15/2021	115,000	115,204

Series 2017C, Rev., 5.00%, 3/15/2021	100,000	100,177

Series 2019A, Rev., 5.00%, 3/15/2021	105,000	105,186

Series 2013C, Rev., 5.00%, 3/15/2022	25,000	26,255

Series 2013D, Rev., 5.00%, 3/15/2022	175,000	183,783

Series 2013E-A, Rev., 5.00%, 3/15/2022	90,000	94,517

Series 2014A-A, Rev., 5.00%, 3/15/2022	150,000	157,528

Series 2015A, Rev., 5.00%, 3/15/2022	75,000	78,764

Series A, Rev., 5.00%, 3/15/2022	240,000	252,046

Series A-1, Rev., 5.00%, 3/15/2022	90,000	94,517

Series A-2, Rev., NATL-RE, 5.50%, 3/15/2022	40,000	42,215

Series 2013C, Rev., 5.00%, 3/15/2023	25,000	27,394

Series 2013D, Rev., 5.00%, 3/15/2023	25,000	27,394

Series 2016A, Rev., 5.00%, 3/15/2023	110,000	120,534

Series 2020C, Rev., 5.00%, 3/15/2023	25,000	27,394

Series A-1, Rev., 5.00%, 3/15/2023	30,000	32,873

Series 2014A, Rev., 5.00%, 3/15/2024	60,000	68,330

New York State Urban Development Corp., State Personal Income Tax, State Facilities and Equipment Series A-2, Rev., NATL-RE, 5.50%, 3/15/2021	285,000	285,556

New York State Urban Development Corp., State Sales Tax

Series 2019A, Rev., 5.00%, 3/15/2021	820,000	821,451

Series 2019A, Rev., 5.00%, 3/15/2022	40,000	42,008

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	265

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

New York — continued

Niskayuna Central School District

GO, 4.00%, 4/15/2021	295,000	296,369

GO, 4.00%, 6/15/2021	40,000	40,445

GO, 4.00%, 4/15/2022	55,000	57,380

North Salem Central School District

GO, BAN, 1.50%, 6/25/2021	2,250,000	2,255,603

GO, 3.00%, 6/15/2022	45,000	46,647

North Syracuse Central School District GO, BAN, 1.50%, 8/6/2021	1,100,000	1,104,488

Northport-East Northport Union Free School District Series 2013A, GO, 4.00%, 4/1/2021	45,000	45,140

Ossining Union Free School District GO, 3.00%, 8/15/2021	50,000	50,650

Owego Apalachin Central School District GO, RAN, 1.00%, 6/25/2021	500,000	500,160

Peekskill City School District GO, BAN, 2.00%, 6/29/2021	500,000	502,635

Pelham Union Free School District GO, 5.00%, 8/15/2021	80,000	81,763

Penn Yan Central School District GO, 2.00%, 12/15/2021	75,000	76,042

Pittsford Central School District GO,

4.00%, 10/1/2021	105,000	107,357

Series 2012B, GO, 4.00%, 12/15/2021	25,000	25,760

GO, 4.00%, 10/1/2022	25,000	26,519

Plainedge Union Free School District Series 2012B, GO, 4.00%, 6/15/2021	20,000	20,221

Port Authority of New York and New Jersey, Consolidated

Series 180, Rev., 5.00%, 6/1/2021	25,000	25,300

Rev., 5.00%, 9/1/2021	65,000	66,570

Series 194, Rev., 5.00%, 10/15/2021	25,000	25,752

Series 173, Rev., 4.00%, 12/1/2021	25,000	25,720

Series 179, Rev., 5.00%, 12/1/2021	45,000	46,633

Port Washington Union Free School District GO, BAN, 1.50%, 8/5/2021	1,215,000	1,221,172

Putnam Valley Central School District GO, 4.00%, 6/15/2021	85,000	85,941

Riverhead Central School District GO, 3.00%, 3/15/2022	25,000	25,740

Rockville Centre Union Free School District GO, 3.00%, 6/15/2021	25,000	25,205

Roslyn Union Free School District GO, BAN, 2.00%, 9/3/2021	1,174,407	1,184,307

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

New York — continued

Sachem Central School District

GO, 5.00%, 8/15/2021	20,000	20,441

GO, 5.00%, 10/15/2021	65,000	66,959

Sales Tax Asset Receivable Corp., Fiscal Year 2015

Series 2015A, Rev., 4.00%, 10/15/2021	120,000	122,890

Series 2015A, Rev., 5.00%, 10/15/2021	245,000	252,416

Series 2015A, Rev., 4.00%, 10/15/2022	80,000	85,007

Series 2015A, Rev., 5.00%, 10/15/2022	45,000	48,544

Saratoga County Water Authority Rev., 5.00%, 9/1/2021	75,000	76,815

Sayville Union Free School District

GO, 3.00%, 6/15/2021	25,000	25,205

GO, 4.00%, 6/15/2021	35,000	35,388

Schenectady County Capital Resource Corp., Union College Project Rev., 5.00%, 1/1/2022	100,000	103,853

Shenendehowa Central School District, Clifton Park GO, 3.00%, 6/15/2021	25,000	25,205

Smithtown Central School District

GO, 5.00%, 8/1/2021	20,000	20,403

GO, 5.00%, 10/15/2021	20,000	20,603

GO, 5.00%, 10/15/2022	25,000	26,960

Somers Central School District GO, 5.00%, 9/15/2021	20,000	20,522

South Country Central School District at Brookhaven

GO, 4.00%, 7/15/2021	110,000	111,572

GO, 5.00%, 10/15/2021	45,000	46,356

GO, 4.00%, 10/15/2022	25,000	26,556

South Orangetown Central School District GO, 5.00%, 12/1/2021	50,000	51,818

Spencerport Central School District GO, 4.00%, 6/15/2021	100,000	101,092

State of New York

Series 2015A, GO, 5.00%, 3/15/2021	25,000	25,044

Series 2013A, GO, 4.00%, 3/1/2023	35,000	37,613

Suffern Central School District

GO, 5.00%, 10/15/2021	55,000	56,657

GO, 5.00%, 10/15/2022	40,000	43,137

Suffolk County Water Authority, Water System

Rev., 4.00%, 12/1/2021 (b)	45,000	46,304

SEE NOTES TO FINANCIAL STATEMENTS.

266	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

New York — continued

Rev., 5.00%, 12/1/2021 (b)	100,000	103,644

Syracuse Industrial Development Agency School Facility, Syracuse City School District Project Rev., 4.00%, 5/1/2021	20,000	20,125

Three Village Central School District Brookhaven and Smithtown GO, 5.00%, 5/15/2022	40,000	42,330

Tompkins County Development Corp., Tax Exempt Ithaca College Project Rev., 5.00%, 7/1/2021	200,000	203,008

Tonawanda City School District GO, 5.00%, 8/15/2021	60,000	61,292

Town of Amherst, Public Improvement

Series 2019A, GO, 3.00%, 11/1/2021	100,000	101,870

GO, 5.00%, 11/1/2021	25,000	25,799

Town of Brookhaven GO, 5.00%, 3/15/2022	35,000	36,761

Town of Clarkstown, Public Improvement

GO, 4.00%, 10/15/2021	50,000	51,169

GO, 3.00%, 6/15/2022	100,000	103,542

Town of Cornwall GO, BAN, 1.25%, 7/23/2021	2,100,000	2,105,523

Town of Cornwall, Public Improvement GO, 3.50%, 3/1/2023	40,000	40,095

Town of Greenburgh, Public Improvement

Series 2013A, GO, 5.00%, 4/15/2021	20,000	20,116

GO, 4.00%, 6/1/2021	65,000	65,621

GO, 5.00%, 4/15/2022	25,000	26,359

Town of Hempstead, Public Improvement GO, 5.00%, 4/15/2022	25,000	26,358

Town of Henrietta, Public Improvement GO, 3.13%, 12/15/2021	45,000	46,019

Town of Huntington, Public Improvement GO, 3.00%, 9/1/2021	50,000	50,713

Town of Islip, Public Improvement Series 2016B, GO, 4.00%, 10/15/2021	55,000	56,317

Town of North Hempstead, Public Improvement

Series 2016A, GO, 2.00%, 4/1/2021	125,000	125,189

Series 2016B, GO, 2.00%, 9/15/2021	25,000	25,250

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

New York — continued

Town of Oyster Bay, Public Improvement

Series 2014A, GO, AGM, 4.00%, 3/5/2021	115,000	115,037

GO, 2.00%, 11/1/2021	420,000	424,452

GO, 4.00%, 11/1/2022	410,000	432,484

Town of Riverhead

GO, 4.00%, 6/1/2021	25,000	25,236

GO, 4.00%, 6/1/2022	25,000	26,183

Town of Southampton, Erosion Control District GO, 4.00%, 9/1/2021	20,000	20,388

Triborough Bridge and Tunnel Authority Series 1997A, Rev., 5.25%, 1/1/2022 (b)	30,000	31,277

Triborough Bridge and Tunnel Authority, General Purpose Series 1999-B, Rev., 5.50%, 1/1/2022 (b)	140,000	146,251

Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels

Series 2012B, Rev., 4.00%, 11/15/2021	100,000	102,717

Series 2014A, Rev., 4.00%, 11/15/2021	50,000	51,358

Series 2013B, Rev., 5.00%, 11/15/2021	100,000	103,420

Series 2011A, Rev., 5.00%, 1/1/2022	200,000	207,980

Utility Debt Securitization Authority Series 2016B, Rev., 5.00%, 6/15/2023	275,000	278,823

Valley Stream Union Free School District No. 13 GO, 5.00%, 9/1/2022	200,000	214,502

Victor Central School District GO, 5.00%, 6/15/2021	110,000	111,531

Village of Lake Success GO, BAN, 1.50%, 6/18/2021	1,029,313	1,031,598

Village of Northport GO, 2.00%, 5/15/2021	350,000	351,327

Village of Ossining GO, BAN, 1.25%, 9/24/2021	7,107,446	7,145,044

Village of Tarrytown, Public Improvement GO, 3.13%, 10/15/2021 (b)	100,000	101,847

Wallkill Central School District GO, 3.00%, 6/15/2021	35,000	35,287

Wappingers Central School District GO, 3.00%, 12/1/2021	40,000	40,827

Warwick Valley Central School District

GO, 4.00%, 5/15/2021	20,000	20,157

GO, 5.00%, 6/15/2021	45,000	45,626

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	267

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

New York — continued

Washingtonville Central School District, Orange City GO, 5.00%, 6/15/2021	40,000	40,557

Webster Central School District

GO, 5.00%, 6/15/2021	65,000	65,905

GO, 4.00%, 10/1/2021	20,000	20,449

West Babylon Union Free School District

Series 2011A, GO, 5.00%, 5/1/2021	50,000	50,399

GO, 5.00%, 6/15/2021	50,000	50,696

GO, 4.00%, 8/1/2021	55,000	55,881

West Islip Fire District GO, BAN, 2.00%, 7/9/2021	3,590,000	3,607,053

Westchester Tobacco Asset Securitization Corp., Tobacco Settlement Series B, Rev., 5.00%, 6/1/2021	260,000	262,951

White Plains City School District

GO, 5.00%, 5/15/2021	60,000	60,592

GO, 5.00%, 6/15/2021	35,000	35,487

Williamsville Central School District GO, 5.00%, 6/1/2022	20,000	21,208

Yorkshire-Pioneer Central School District

GO, 2.00%, 6/1/2021	50,000	50,219

GO, 4.00%, 7/15/2021	30,000	30,406

Yorktown Central School District GO, 2.00%, 10/1/2022	110,000	113,211

Total New York		172,339,741

North Carolina — 1.7%

Appalachian State University

Rev., 4.00%, 10/1/2021 (b)	35,000	35,775

Rev., 4.25%, 10/1/2021 (b)	55,000	56,298

Series A, Rev., 5.00%, 10/1/2022	40,000	42,989

Cape Fear Public Utility Authority, Water and Sewer System Rev., 5.00%, 8/1/2021	100,000	102,010

Charlotte-Mecklenburg Hospital Authority (The), Carolinas Healthcare System

Series 2013A, Rev., 4.00%, 1/15/2022	25,000	25,825

Series 2016A, Rev., 5.00%, 1/15/2025	290,000	339,596

Charlotte-Mecklenburg Hospital Authority (The), Healthcare System, Atrium Health Series 2018C, Rev., 5.00%, 3/1/2023 (c)	490,000	534,178

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

North Carolina — continued

City of Asheville, Limited Obligation

Rev., 5.00%, 4/1/2021	30,000	30,117

Rev., 5.00%, 4/1/2022	40,000	42,094

City of Asheville, Special Obligation Rev., 4.00%, 10/1/2021	30,000	30,672

City of Burlington, Combined Enterprise System Series 2011, Rev., 4.00%, 2/1/2022	25,000	25,879

City of Charlotte

Series 2019A, GO, 4.00%, 6/1/2021	50,000	50,477

Series 2012A, GO, 5.00%, 7/1/2021	25,000	25,401

Series 2020A, GO, 4.00%, 6/1/2022	50,000	52,391

Series 2012A, GO, 5.00%, 7/1/2022 (b)	20,000	21,292

Series 2010A, COP, 5.00%, 10/1/2022	50,000	50,179

GO, 5.00%, 12/1/2022	30,000	32,527

City of Charlotte, Airport Special Facilities

Series 2011A, Rev., 5.00%, 7/1/2021	60,000	60,963

Series 2017A, Rev., 5.00%, 7/1/2024	35,000	40,260

City of Charlotte, Convention Facility Project

COP, 5.00%, 12/1/2021	35,000	36,256

Series 2016A, COP, 5.00%, 12/1/2021	50,000	51,795

Series 2019A, COP, 5.00%, 6/1/2024	60,000	68,879

City of Charlotte, Equipment Acquisition and Public Facilities

Series 2012A, COP, 4.00%, 12/1/2021	40,000	41,137

COP, 5.00%, 12/1/2021	40,000	41,436

Series 2016A, COP, 5.00%, 12/1/2023	30,000	33,813

City of Charlotte, Storm Water

Rev., 4.00%, 12/1/2021	50,000	51,441

Rev., 5.00%, 12/1/2021	25,000	25,907

City of Charlotte, Water and Sewer System Rev., 5.00%, 12/1/2021	35,000	36,270

City of Durham

GO, 5.00%, 9/1/2021	50,000	51,207

GO, 5.00%, 9/1/2022	20,000	21,447

City of Goldsboro, Public Improvement GO, 5.00%, 5/1/2023	25,000	27,542

SEE NOTES TO FINANCIAL STATEMENTS.

268	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

North Carolina — continued

City of Greensboro, Limited Obligation Rev., 4.00%, 4/1/2021	25,000	25,078

City of Greensboro, Water and Sewer System

Rev., 5.00%, 6/1/2021	125,000	126,501

Rev., 5.25%, 6/1/2022	35,000	37,219

City of High Point GO, 5.00%, 3/1/2021	50,000	50,000

City of Jacksonville, Enterprise System Rev., 4.00%, 5/1/2022	35,000	36,541

City of Raleigh

Series 2020A, Rev., 5.00%, 6/1/2021	40,000	40,480

Series 2011A, GO, 4.00%, 9/1/2021	25,000	25,480

Series A, Rev., 4.00%, 10/1/2022	25,000	26,515

Rev., 5.00%, 2/1/2024	50,000	56,710

City of Raleigh, Combined Enterprise System

Series 2010-A, Rev., 4.00%, 3/1/2021	25,000	25,000

Series 2012A, Rev., 5.00%, 3/1/2022 (b)	25,000	26,210

City of Sanford GO, 4.00%, 2/1/2022	50,000	51,757

City of Winston-Salem

Series 2012B, GO, 4.00%, 6/1/2021	20,000	20,191

Series 2014C, Rev., 5.00%, 6/1/2021	25,000	25,300

City of Winston-Salem, Water and Sewer System Rev., 5.00%, 6/1/2021	75,000	75,901

County of Brunswick

Rev., 4.00%, 4/1/2021	45,000	45,140

Rev., 5.00%, 4/1/2021	45,000	45,176

GO, 3.50%, 5/1/2021	25,000	25,137

County of Brunswick, Enterprise Systems Rev., 5.00%, 4/1/2021	25,000	25,097

County of Buncombe

Rev., 5.00%, 6/1/2021	50,000	50,600

Series 2014A, Rev., 5.00%, 6/1/2021	55,000	55,661

Rev., 5.00%, 6/1/2022 (b)	75,000	79,540

Series 2014A, Rev., 5.00%, 6/1/2022	170,000	180,248

Series 2020A, Rev., 5.00%, 6/1/2022	20,000	21,206

County of Cabarrus, Installment Financing Contract

Rev., 5.00%, 6/1/2021	125,000	126,501

Rev., 5.00%, 6/1/2022	50,000	53,014

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

North Carolina — continued

County of Carteret GO, 5.00%, 4/1/2021	75,000	75,293

County of Chatham

Rev., 4.00%, 11/1/2021	25,000	25,640

Rev., 5.00%, 11/1/2021	65,000	67,096

Rev., 5.00%, 11/1/2022	25,000	27,005

County of Chatham, Public Facility Corp. Rev., GTD, 5.00%, 12/1/2022	20,000	21,685

County of Cumberland GO, 4.00%, 8/1/2021	25,000	25,394

County of Dare Series 2013A, Rev., 4.00%, 6/1/2022	25,000	26,179

County of Durham

GO, 5.00%, 4/1/2021	25,000	25,098

GO, 5.00%, 10/1/2021	50,000	51,416

GO, 4.00%, 11/1/2021	25,000	25,643

GO, 5.00%, 4/1/2022	25,000	26,317

County of Gaston

GO, 5.00%, 3/1/2021	115,000	115,000

GO, 5.00%, 2/1/2022	25,000	26,107

GO, 5.00%, 3/1/2022	25,000	26,208

County of Guilford

GO, 4.00%, 3/1/2021	60,000	60,000

Series 2016A, GO, 5.00%, 2/1/2022	20,000	20,886

County of Guilford, Public Improvement Bonds

Series 2012A, GO, 5.00%, 3/1/2021	75,000	75,000

Series 2012A, GO, 5.00%, 3/1/2022	50,000	52,416

Series 2017A, GO, 5.00%, 5/1/2022	40,000	42,250

County of Henderson Series 2018A, Rev., 4.00%, 6/1/2021	90,000	90,847

County of Iredell Rev., 5.00%, 6/1/2022	25,000	26,507

County of Lincoln Series 2012A, GO, 3.00%, 6/1/2021	25,000	25,177

County of Mecklenburg

Series 2016A, GO, 5.00%, 9/1/2021	105,000	107,546

Series 2013A, GO, 5.00%, 12/1/2021	135,000	139,919

Series 2016A, GO, 5.00%, 9/1/2022	25,000	26,817

Series 2015A, Rev., 5.00%, 10/1/2022	120,000	129,204

County of Mecklenburg, Public Improvement Series 2016B, GO, 5.00%, 12/1/2021	30,000	31,093

County of New Hanover, Community College Bonds Series 2013A, GO, 5.00%, 6/1/2022	25,000	26,507

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	269

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

North Carolina — continued

County of New Hanover, Regional Medical Center Rev., 5.00%, 10/1/2021 (b)	120,000	123,247

County of New Hanover, School GO, 5.00%, 9/1/2021	30,000	30,724

County of Orange, School GO, 5.00%, 8/1/2022	30,000	32,050

County of Pender Rev., 4.50%, 6/1/2022 (b)	30,000	31,610

County of Pitt Series 2016B, Rev., 5.00%, 4/1/2022	35,000	36,832

County of Randolph Series 2019B, Rev., 5.00%, 10/1/2021	150,000	154,183

County of Union Rev., 4.00%, 12/1/2021	100,000	102,882

County of Wake

Series 2010-C, GO, 5.00%, 3/1/2021	175,000	175,000

Series 2018A, Rev., 5.00%, 8/1/2021	55,000	56,113

Rev., 5.00%, 9/1/2022	25,000	26,820

County of Wake, Hospital System Rev., NATL-RE, 5.13%, 10/1/2026 (b)	145,000	164,893

County of Wake, Public Improvement

Series 2017A, GO, 5.00%, 3/1/2021	100,000	100,000

GO, 5.00%, 4/1/2021	50,000	50,197

GO, 3.25%, 4/1/2023	125,000	125,305

County of Watauga, North Carolina Limited Obligation Bonds

Rev., 5.00%, 6/1/2021	50,000	50,601

Rev., 5.00%, 6/1/2022	30,000	31,808

Durham Capital Financing Corp.

Rev., 5.00%, 12/1/2021	65,000	67,358

Rev., GTD, 4.00%, 6/1/2022	30,000	31,435

Rev., GTD, 5.00%, 6/1/2022 (b)	80,000	84,843

Durham Housing Authority, JFK Towers Project Series 2012A, Rev., 5.00%, 12/1/2022 (b)	435,000	465,459

Jacksonville Public Facilities Corp. Rev., 5.00%, 4/1/2023	20,000	21,942

Mecklenburg County Public Facilities Corp. Rev., 3.00%, 2/1/2022	50,000	51,301

North Carolina Capital Facilities Finance Agency, Davidson College Rev., 5.00%, 3/1/2021	35,000	35,000

North Carolina Eastern Municipal Power Agency Series 2012D, Rev., 5.00%, 7/1/2022 (b)	50,000	53,229

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

North Carolina — continued

North Carolina Medical Care Commission, Duke University Health System

Rev., 5.00%, 6/1/2021	50,000	50,588

Series 2012A, Rev., 5.00%, 6/1/2022	25,000	26,474

Rev., 5.00%, 6/1/2025	100,000	118,239

North Carolina Medical Care Commission, Wake Forest Baptist Obligated Group Series 2019B, Rev., 2.20%, 12/1/2022 (c)	6,090,000	6,220,204

North Carolina Municipal Power Agency No. 1, Catawba Electric Series 2015E, Rev., 5.00%, 1/1/2022	65,000	67,543

North Carolina State University at Raleigh

Rev., 5.00%, 10/1/2022	20,000	21,524

Series 2020A, Rev., 5.00%, 10/1/2022	25,000	26,905

North Carolina Turnpike Authority, Monroe Connector System Rev., 3.00%, 7/1/2022	60,000	60,555

North Carolina Turnpike Authority, Triangle Expressway System Rev., BAN, 5.00%, 2/1/2024	625,000	705,369

Orange County Public Facilities Co.

Rev., 5.00%, 10/1/2021	50,000	51,403

Rev., 4.75%, 10/1/2022 (b)	25,000	26,815

Rev., 5.00%, 10/1/2022	25,000	26,889

Orange Water and Sewer Authority

Rev., 2.00%, 7/1/2021	100,000	100,614

Rev., 5.00%, 6/1/2022	75,000	79,521

State of North Carolina

Rev., GAN, 5.00%, 3/1/2021	225,000	225,000

Series 2013C, GO, 4.00%, 5/1/2021	25,000	25,160

Series 2010-C, GO, 5.00%, 5/1/2021	240,000	241,927

Series D, GO, 4.00%, 6/1/2021	60,000	60,578

Series 2013B, GO, 5.00%, 6/1/2022	35,000	37,128

Series 2015A, GO, 5.00%, 6/1/2022	25,000	26,520

State of North Carolina, Build NC Programs, Limited Obligation

Series 2014B, Rev., 5.00%, 6/1/2021	110,000	111,332

Series 2017B, Rev., 5.00%, 5/1/2022	25,000	26,419

SEE NOTES TO FINANCIAL STATEMENTS.

270	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

North Carolina — continued

State of North Carolina, Limited Obligation

Series 2011C, Rev., 3.50%, 5/1/2021 (b)	90,000	90,494

Series 2011C, Rev., 5.00%, 5/1/2021 (b)	60,000	60,481

Series 2013A, Rev., 5.00%, 5/1/2021	50,000	50,401

Series 2014C, Rev., 5.00%, 5/1/2021	165,000	166,325

Series 2017B, Rev., 5.00%, 5/1/2021	50,000	50,402

Series 2011B, Rev., 5.00%, 11/1/2021	50,000	51,625

Series 2019A, Rev., 5.00%, 5/1/2022	35,000	36,986

State of North Carolina, Public Improvement Series 2018A, GO, 5.00%, 6/1/2022	55,000	58,344

Town of Cary, Enterprise System Rev., 5.00%, 12/1/2021	20,000	20,726

Town of Cary, Public Improvement Series 2019A, GO, 5.00%, 9/1/2021	25,000	25,604

Town of Chapel Hill, Limited Obligation

Rev., 5.00%, 6/1/2021	20,000	20,240

Rev., 5.00%, 6/1/2022	30,000	31,809

Town of Mooresville, Enterprise System

Rev., 5.00%, 5/1/2021	20,000	20,159

Rev., 5.00%, 5/1/2022	25,000	26,407

University of North Carolina Series 2011C, Rev., 4.00%, 10/1/2021 (b)	50,000	51,107

University of North Carolina at Asheville Rev., 5.00%, 6/1/2021	50,000	50,575

University of North Carolina at Greensboro

Rev., 5.00%, 4/1/2021	100,000	100,383

Series 2012A, Rev., 5.00%, 4/1/2022 (b)	75,000	78,892

University of North Carolina at Wilmington Series 2019B, Rev., 5.00%, 10/1/2022	150,000	161,331

University of North Carolina, Hospital at Chapel Hill

Series 2003 B, Rev., VRDO, LIQ: TD Bank NA, 0.03%, 3/9/2021 (c)	6,115,000	6,115,000

Series 2009-A, Rev., VRDO, LIQ: TD Bank NA, 0.03%, 3/9/2021 (c)	425,000	425,000

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

North Carolina — continued

University of North Carolina, School of the Arts

Rev., 5.00%, 2/1/2023	185,000	200,725

Rev., 5.00%, 2/1/2024	150,000	168,731

Rev., 5.00%, 2/1/2025	295,000	342,716

Watauga Public Facilities Corp. Series 2012A, Rev., 4.00%, 6/1/2022 (b)	20,000	20,962

Total North Carolina		23,725,470

North Dakota — 0.2%

City of Bismarck

Series 2015K, GO, 2.00%, 5/1/2021	50,000	50,151

Series 2108N, GO, 5.00%, 5/1/2023	50,000	55,073

City of Bismarck, Sanitary Sewer Rev., 5.00%, 5/1/2021	200,000	201,586

City of Fargo

Series 2015D, GO, 2.00%, 5/1/2021	25,000	25,035

Series 2011A, GO, 4.00%, 5/1/2021 (b)	150,000	150,915

Series 2015A, GO, 5.00%, 5/1/2021	25,000	25,198

Series 2015B, GO, 5.00%, 5/1/2021	50,000	50,396

Series 2014E, GO, 4.00%, 5/1/2022	100,000	104,415

Series 2016A, GO, 5.00%, 7/1/2022	25,000	26,594

City of Fargo, NSDU Development Foundation Project Series 2012A, Rev., 3.00%, 12/1/2021	50,000	50,345

City of West Fargo Series 2019A, GO, 4.00%, 5/1/2021	200,000	201,214

County of Burleigh, St. Alexius Medical Center Project Series 2012A, Rev., 5.00%, 7/1/2022 (b)	270,000	285,941

Fargo Public School District No. 1 GO, 5.00%, 8/1/2021	35,000	35,689

North Dakota Building Authority Series 2020A, Rev., 5.00%, 12/1/2022	35,000	37,922

North Dakota Housing Finance Agency, Home Mortgage Finance Program Series C, Rev., 1.75%, 7/1/2021	900,000	903,978

North Dakota Public Finance Authority, Capital Financing Program Series A, Rev., 1.75%, 11/1/2023	430,000	438,247

North Dakota Public Finance Authority, State Revolving Fund Program Series 2018A, Rev., 5.00%, 10/1/2021	50,000	51,403

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	271

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

North Dakota — continued

State Board of Higher Education of the State of North Dakota, State University Housing and Auxiliary Facilities Series 2017B, Rev., 5.00%, 4/1/2021	100,000	100,387

West Fargo Public School District No. 6, School Building

Series 2016A, GO, 3.00%, 5/1/2021	100,000	100,452

GO, 4.00%, 8/1/2024	40,000	44,763

Total North Dakota		2,939,704

Ohio — 4.4%

Akron Bath Copley Joint Township Hospital District, Akron General Health System Rev., 3.80%, 1/1/2022 (b)	445,000	458,061

American Municipal Power, Inc., Combined Hydroelectric Projects Series 2016A, Rev., 5.00%, 2/15/2022	335,000	349,968

American Municipal Power, Inc., Electric System Improvement, City of Hubbard Project Rev., BAN, 2.25%, 3/4/2021	325,000	325,055

American Municipal Power, Inc., Electric System Improvement, Village of Jackson Center Project Rev., BAN, 1.50%, 8/12/2021	645,000	648,483

American Municipal Power, Inc., Green Bond Series 2019A, Rev., 5.00%, 2/15/2023	225,000	245,065

American Municipal Power, Inc., State Energy Campus

Rev., 5.25%, 2/15/2022 (b)	70,000	73,412

Series 2015A, Rev., 5.25%, 2/15/2022 (b)	75,000	78,655

Apollo Joint Vocational School District, Various Purpose GO, 5.00%, 12/1/2021 (b)	25,000	25,909

Beavercreek City School District, Unlimited Tax GO, 3.00%, 12/1/2021	50,000	51,063

Bellbrook-Sugarcreek Local School District, School Improvement GO, 4.00%, 12/1/2021	30,000	30,860

Bowling Green State University, General Receipts

Series 2020A, Rev., 5.00%, 6/1/2021	30,000	30,345

Series 2016A, Rev., 5.00%, 6/1/2022	100,000	105,768

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Ohio — continued

Buckeye Tobacco Settlement Financing Authority Series A-3, Rev., 6.25%, 6/1/2022 (b)	445,000	478,633

Buckeye Valley Local School District, Unlimited Tax Series 2016B, GO, 5.00%, 12/1/2021	25,000	25,903

Carey Exempted Village School District GO, 5.38%, 11/1/2021 (b)	100,000	103,445

Central Ohio Solid Waste Authority, Limited Tax GO, 5.00%, 12/1/2023	45,000	50,720

City of Akron, Community Learning Centers

Series 2012A, Rev., 5.00%, 12/1/2021	30,000	31,033

Rev., 5.00%, 12/1/2022	35,000	37,762

Series 2012A, Rev., 5.00%, 12/1/2022	25,000	26,409

City of Akron, Income Tax Rev., 5.00%, 12/1/2021	150,000	155,164

City of Akron, Various Purpose

GO, 2.00%, 12/1/2021	425,000	430,227

GO, 2.00%, 12/1/2022	565,000	580,425

City of Avon, Street Improvement, Limited Tax GO, 2.00%, 12/1/2021	100,000	101,313

City of Cincinnati, Baldwin 300 Project Series 2016D, Rev., 4.00%, 11/1/2021	110,000	112,682

City of Cincinnati, Unlimited Tax

Series 2012D, GO, 4.00%, 12/1/2021	25,000	25,709

Series 2014A, GO, 5.00%, 12/1/2021	25,000	25,896

City of Cincinnati, Unlimited Tax, Various Purpose

Series 2016A, GO, 4.00%, 12/1/2021	50,000	51,418

Series 2016C, GO, 5.00%, 12/1/2021	20,000	20,716

City of Cincinnati, Water System

Series 2011A, Rev., 5.00%, 12/1/2021	40,000	41,448

Series 2012A, Rev., 5.00%, 12/1/2021 (b)	60,000	62,182

City of Cleveland, Airport System Series 2016A, Rev., AGM, 5.00%, 1/1/2022	275,000	285,359

City of Cleveland, Income Tax, Subordinate Lien, Public Facilities Improvements Rev., 5.00%, 5/15/2021	185,000	186,802

SEE NOTES TO FINANCIAL STATEMENTS.

272	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Ohio — continued

City of Cleveland, Various Purpose GO, 5.00%, 12/1/2026	200,000	247,136

City of Columbus, Various Purpose, Limited Tax

Series 2011B, GO, 5.00%, 7/1/2021	25,000	25,402

Series 2013-2, GO, 5.00%, 7/1/2021	195,000	198,138

GO, 4.00%, 8/15/2021	50,000	50,876

Series 2019B, GO, 5.00%, 4/1/2022	30,000	31,574

Series 2015A, GO, 3.00%, 7/1/2022	20,000	20,757

Series 2012-4, GO, 5.00%, 8/15/2022	45,000	48,166

City of Columbus, Various Purpose, Unlimited Tax

Series 2017A, GO, 4.00%, 4/1/2021	30,000	30,094

Series 2012-1, GO, 3.00%, 7/1/2021	65,000	65,616

Series 2011A, GO, 5.00%, 7/1/2021 (b)	95,000	96,529

Series 2013-1, GO, 5.00%, 7/1/2021	25,000	25,402

Series 2016A, GO, 4.00%, 8/15/2021	25,000	25,438

Series 2019A, GO, 5.00%, 4/1/2022	25,000	26,311

GO, 4.00%, 7/1/2022	25,000	26,279

Series 2013A, GO, 5.00%, 8/15/2022	50,000	53,518

City of Dayton, Various Purpose GO, 4.00%, 12/1/2021	50,000	51,402

City of Dublin, Limited Tax, Capital Facilities Improvement GO, 3.00%, 12/1/2022	210,000	214,435

City of Hilliard, Limited Tax Series 2019A, GO, 5.00%, 12/1/2022	20,000	21,644

City of Lakewood, Limited Tax GO, 5.00%, 12/1/2021	40,000	41,451

City of Lakewood, Purpose Tax GO, 5.00%, 12/1/2021	20,000	20,726

City of Lima, Various Improvement, Limited Tax GO, AGM, 3.00%, 12/1/2021	125,000	127,479

City of North Olmsted, Unlimited Tax GO, 3.00%, 12/1/2022	20,000	20,969

City of Westerville

Series 2012A, GO, 4.00%, 12/1/2021	30,000	30,853

Rev., 5.00%, 12/1/2022	65,000	70,415

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Ohio — continued

City of Whitehall Rev., 1.00%, 12/8/2021	1,000,000	1,004,680

Cleveland Department of Public Utilities Division of Public Power Rev., AGM, 5.00%, 11/15/2023	100,000	112,230

Cleveland Department of Public Utilities Division of Water Series 2017CC, Rev., 5.00%, 1/1/2022	20,000	20,805

Coldwater Exempted Village School District GO, 3.00%, 12/1/2023	380,000	404,411

Columbus City School District, Various Purpose Series 2014A, GO, 5.00%, 12/1/2021	85,000	88,071

County of Allen, Hospital Facilities and Improvement Bonds, Catholic Health Partners

Series 2012A, Rev., 5.00%, 5/1/2021	235,000	236,791

Series 2012A, Rev., 4.00%, 5/1/2022 (b)	145,000	151,506

Series 2012A, Rev., 5.00%, 5/1/2022	310,000	326,690

County of Allen, Hospital Facilities, Mercy Health

Series 2017A, Rev., 5.00%, 8/1/2021	845,000	861,266

Series 2017A, Rev., 5.00%, 8/1/2024	425,000	489,039

County of Butler, Hospital Facilities

Rev., 5.00%, 11/15/2021	200,000	206,392

Rev., 4.00%, 11/15/2022	160,000	169,566

County of Cuyahoga, Capital Improvement

Series 2020A, GO, 4.00%, 12/1/2021	25,000	25,711

Series 2020A, GO, 4.00%, 12/1/2022	55,000	58,623

County of Cuyahoga, Sales Tax Rev., 5.00%, 12/1/2021	25,000	25,897

County of Cuyahoga, Sports Facilities Improvement Project, Excise Tax Rev., 5.00%, 12/1/2022 (b)	50,000	54,165

County of Delaware, Sanitary Sewer System Improvement Rev., 4.00%, 12/1/2022	25,000	26,670

County of Franklin, Nationwide Children’s Hospital Project Series 2012A, Rev., 5.00%, 11/1/2022	115,000	121,316

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	273

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Ohio — continued

County of Franklin, Various Purpose, Limited Tax

GO, 5.00%, 6/1/2021	80,000	80,961

GO, 5.00%, 12/1/2021	40,000	41,451

County of Geauga, South Franklin Circle Project Rev., 8.00%, 12/31/2022 (b) (c)	4,945,000	5,710,486

County of Greene, Sewer System, Limited Tax GO, 5.00%, 12/1/2021	100,000	103,628

County of Hamilton, Healthcare Facilities, Christ Hospital Project Rev., 5.00%, 6/1/2021	170,000	171,890

County of Hamilton, Riverfront Infrastructure Improvement, Limited Tax GO, 5.00%, 12/1/2021 (b)	115,000	119,181

County of Hamilton, Sales Tax Series 2016A, Rev., 4.00%, 12/1/2021	110,000	113,051

County of Hamilton, Sewer System, The Metropolitan Sewer District of Greater Cincinnati

Series 2014A, Rev., 5.00%, 12/1/2021	65,000	67,358

Series A, Rev., 5.00%, 12/1/2021	20,000	20,725

Series 2013A, Rev., 5.00%, 12/1/2022	55,000	59,633

Series 2014A, Rev., 5.00%, 12/1/2022	20,000	21,685

County of Hancock, Hospital Facilities, Blanchard Valley Health Center Rev., 5.00%, 6/1/2021 (b)	250,000	252,945

County of Lake, Various Purpose GO, 3.50%, 12/1/2022	50,000	52,849

County of Lorain, Various Purpose GO, 3.00%, 12/1/2022	55,000	57,615

County of Lucas, Promedica Health Rev., 5.00%, 11/15/2021 (b)	100,000	103,347

County of Montgomery, Health Initiatives Series 2008D-2, Rev., 5.45%, 11/13/2023 (b)	140,000	159,151

County of Summit, Various Purpose GO, 4.00%, 12/1/2021	75,000	77,161

County of Union, Memorial Hospital, Various Purpose GO, 4.00%, 12/1/2022	55,000	58,673

County of Warren, Jail Construction and Improvement

GO, 3.00%, 12/1/2021	180,000	183,843

GO, 3.00%, 6/1/2023	25,000	26,527

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Ohio — continued

Cuyahoga Community College District, Facilities Construction and Improvement GO, 3.00%, 12/1/2021	20,000	20,427

Cuyahoga Community College District, General Receipts Series 2016E, Rev., 5.00%, 8/1/2021	25,000	25,502

Cuyahoga Metropolitan Housing Authority, Riverside Park Phase II Project Rev., 2.00%, 4/1/2021 (c)	3,800,000	3,805,472

Dayton Metro Library, Improvement Series 2013A, GO, 4.00%, 12/1/2022	25,000	25,692

Defiance City School District, Various Purpose GO, 5.00%, 12/1/2022 (b)	45,000	48,708

Dublin City School District, Construction & Improvement

GO, 4.00%, 12/1/2022	35,000	37,331

GO, 4.00%, 12/1/2024	20,000	22,625

Dublin City School District, Various Purpose Series 2013A, GO, 5.00%, 12/1/2022	20,000	21,681

Eastwood Local School District COP, 3.00%, 6/1/2023	30,000	31,610

Forest Hills Local School District, School Improvement GO, 4.00%, 12/1/2022	40,000	42,657

Franklin County Convention Facilities Authority

Rev., 5.00%, 12/1/2023 (b)	50,000	56,484

Rev., 5.00%, 12/1/2024 (b)	75,000	87,849

Franklin County, Hospital Facilities, OhioHealth Corp. Series 2011A, Rev., 5.00%, 11/15/2021 (b)	110,000	113,762

Gahanna-Jefferson City School District GO, 3.00%, 12/1/2022	75,000	78,701

Greater Cleveland Regional Transit Authority

Rev., 5.00%, 12/1/2021	125,000	129,535

Series A, Rev., 5.00%, 12/1/2022	55,000	59,633

Greene County Vocational School District GO, 5.00%, 12/1/2021	220,000	227,949

Highland Local School District GO, 5.00%, 12/1/2022	20,000	21,677

Johnstown-Monroe Local School District GO, Zero Coupon, 12/1/2021	200,000	199,582

Kent State University

Series 2012A, Rev., 5.00%, 5/1/2022 (b)	80,000	84,520

Series 2014A, Rev., 5.00%, 5/1/2022 (b)	55,000	58,107

SEE NOTES TO FINANCIAL STATEMENTS.

274	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Ohio — continued

Lakewood City School District, School Facilities Improvement

GO, 4.00%, 12/1/2021	110,000	113,153

Series 2014A, GO, 5.00%, 11/1/2022 (b)	45,000	48,617

Lakota Local School District/Butler County GO, 5.00%, 12/1/2022	45,000	48,782

Lancaster City School District GO, 3.75%, 10/1/2022 (b)	25,000	26,408

Lancaster Port Authority, Gas Supply

Series 2019A, Rev., LIQ: Royal Bank of Canada, 5.00%, 8/1/2021	300,000	305,877

Series 2019A, Rev., LIQ: Royal Bank of Canada, 5.00%, 2/1/2022	190,000	198,143

Licking County Career & Technology Education Centers GO, 3.13%, 12/1/2023	50,000	50,971

Lucas-Plaza Housing Development Corp. Rev., FHA, Zero Coupon, 6/1/2024 (b)	710,000	695,196

Mason City School District GO, 5.00%, 12/1/2022	25,000	27,101

Miami Trace Local School District GO, 4.00%, 12/1/2023	85,000	93,260

Miami Valley Career Technology Center, Various Purpose School Improvement, Unlimited Tax GO, 4.00%, 12/1/2021	25,000	25,716

New Boston Local School District, Unlimited Tax GO, 3.00%, 11/1/2021	45,000	45,854

North Ridgeville City School District, School Facilities Improvement

GO, Zero Coupon, 12/1/2021	150,000	149,676

Series 2014A, GO, 3.00%, 12/1/2021	50,000	51,060

Northeast Ohio Regional Sewer District, Wastewater Improvement

Rev., 5.00%, 11/15/2021	175,000	180,971

Rev., 5.00%, 5/15/2023 (b)	25,000	27,584

Northmont City School District Series 2012A, GO, 4.00%, 11/1/2021 (b)	60,000	61,540

Northwest Local School District, Unlimited Tax GO, 5.00%, 12/1/2022	30,000	32,516

Ohio Higher Educational Facility Commission, Case Western University Project Series 2012A, Rev., 5.00%, 12/1/2021	200,000	207,118

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Ohio — continued

Ohio Higher Educational Facility Commission, Cleveland Clinic Health System Obligated Group

Rev., 5.00%, 1/1/2022	235,000	244,355

Rev., 5.00%, 1/1/2024	150,000	155,810

Ohio Higher Educational Facility Commission, Denison University Project

Rev., 5.00%, 11/1/2021	25,000	25,803

Series 2017A, Rev., 5.00%, 11/1/2021	100,000	103,210

Ohio Higher Educational Facility Commission, Kenyon College 2017 Project Rev., 4.00%, 7/1/2021	85,000	85,998

Ohio Higher Educational Facility Commission, University of Dayton 2013 Project Rev., 5.00%, 12/1/2021	25,000	25,849

Ohio Housing Finance Agency, Mortgage — Backed Securities Program

Series 2017A, Rev., GNMA/FNMA/FHLMC, 1.75%, 3/1/2021	195,000	195,000

Series 2019B, Rev., 1.45%, 9/1/2021	135,000	135,784

Ohio Housing Finance Agency, Multi-Family Housing Nelle Park Apartment Rev., 1.75%, 6/1/2021 (c)	1,175,000	1,179,442

Ohio Housing Finance Agency, Multi-Family Housing Wesley Tower Apartments Project Rev., 1.40%, 6/1/2021 (c)	10,500,000	10,530,345

Ohio Housing Finance Agency, Park Eden Apartments Series 2020A, Rev., GNMA/FHA, 0.40%, 9/1/2022 (c)	150,000	150,297

Ohio State Building Authority, Juenville Correctional Building Fund Projects Series 2011A, Rev., 4.00%, 4/1/2021	30,000	30,094

Ohio State University (The), General Receipts

Series 2012A, Rev., 4.00%, 6/1/2021	25,000	25,238

Series 2012A, Rev., 5.00%, 6/1/2021	50,000	50,600

Series 2010D, Rev., 5.00%, 12/1/2021	220,000	227,982

Series 2020A, Rev., 5.00%, 12/1/2022	55,000	59,633

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	275

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Ohio — continued

Ohio State University (The), Multiyear Debt Issuance Program

Rev., 5.00%, 12/1/2021	75,000	77,721

Rev., 5.00%, 12/1/2022	55,000	59,633

Ohio Turnpike and Infrastructure Commission Series 2017A, Rev., 5.00%, 2/15/2023	40,000	43,674

Ohio Turnpike and Infrastructure Commission, Junior Lien

Series A-1, Rev., 5.00%, 2/15/2023 (b)	40,000	43,691

Series 2013A-1, Rev., 5.00%, 2/15/2025	100,000	108,937

Ohio University, General Receipts Rev., 4.00%, 12/1/2022 (b)	40,000	42,672

Ohio Water Development Authority, Drinking Water Assistance

Rev., 4.00%, 6/1/2021	45,000	45,432

Rev., 5.00%, 12/1/2021	60,000	62,186

Rev., 5.00%, 12/1/2022	145,000	157,267

Ohio Water Development Authority, Fresh Water Series 2013A, Rev., 5.00%, 6/1/2021	45,000	45,543

Ohio Water Development Authority, Water Pollution Control Loan Fund

Rev., 5.00%, 6/1/2021	100,000	101,206

Rev., 5.50%, 6/1/2021	35,000	35,465

Rev., 5.00%, 12/1/2021	65,000	67,369

Series 2014B, Rev., 5.00%, 12/1/2021	145,000	150,284

Rev., 5.50%, 12/1/2022	50,000	54,666

Olentangy Local School District Series 2013B, GO, 4.00%, 12/1/2021	20,000	20,575

Penta Career Center COP, 5.00%, 4/1/2022	50,000	52,533

Perry Local School District, Lake County COP, 4.00%, 12/1/2021	100,000	102,729

Perrysburg Exempted Village School District GO, 5.00%, 12/1/2023	30,000	33,628

Port of Greater Cincinnati Development Authority, Mariemont City School District Project, Tax-Exempt

Rev., 5.00%, 12/1/2022	50,000	54,193

Rev., 5.00%, 12/1/2024	200,000	232,778

Revere Local School District, School Facilities Improvement Series 2017A, GO, 5.00%, 6/1/2022 (b)	150,000	159,081

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Ohio — continued

Reynoldsburg City School District, Unlimited Tax

GO, 5.00%, 12/1/2021	90,000	93,252

GO, 5.00%, 12/1/2022	20,000	21,677

South-Western City School District, School Facilities Construction and Improvement

Series 2019A, GO, 4.00%, 12/1/2021	135,000	138,869

GO, 4.50%, 6/1/2022 (b)	35,000	36,901

South-Western City School District, Unlimited Tax GO, 5.00%, 12/1/2021	100,000	103,613

State of Ohio Series R, GO, 5.00%, 5/1/2022	35,000	36,986

State of Ohio, Bureau of Criminal Investigation Records System Project COP, 4.00%, 3/1/2022	30,000	31,129

State of Ohio, Capital Facilities Lease Appropriation Administrative Building Fund Projects

Rev., 5.00%, 4/1/2021 (b)	55,000	55,217

Series 2013B, Rev., 5.00%, 4/1/2021 (b)	25,000	25,098

State of Ohio, Capital Facilities Lease Appropriation Adult Correctional Building Fund Projects

Series 2014A, Rev., 5.00%, 4/1/2021 (b)	45,000	45,176

Rev., 5.00%, 10/1/2021	50,000	51,422

Series 2016A, Rev., 5.00%, 10/1/2021	35,000	35,995

Series 2019A, Rev., 5.00%, 10/1/2021	75,000	77,132

Series 2012A, Rev., 5.00%, 4/1/2022	85,000	89,468

Series 2015B, Rev., 5.00%, 10/1/2022 (b)	75,000	80,741

Rev., 5.00%, 10/1/2023	35,000	39,198

Series 2017B, Rev., 5.00%, 10/1/2023	40,000	44,798

State of Ohio, Capital Facilities Lease Appropriation Cultural and Sports Facilities Building Fund Projects

Rev., 5.00%, 4/1/2021	100,000	100,395

Series 2013A, Rev., 5.00%, 4/1/2022	25,000	26,314

Series 2019A, Rev., 5.00%, 4/1/2022	85,000	89,469

Series 2016A, Rev., 5.00%, 10/1/2023	30,000	33,598

SEE NOTES TO FINANCIAL STATEMENTS.

276	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Ohio — continued

State of Ohio, Capital Facilities Lease Appropriation Mental Health Facilities Improvement Fund Projects

Rev., 5.00%, 6/1/2021	45,000	45,545

Rev., 5.00%, 2/1/2022	130,000	135,780

Series 2016A, Rev., 5.00%, 6/1/2022	25,000	26,513

Rev., 5.00%, 6/1/2023	50,000	55,269

Series 2016A, Rev., 5.00%, 6/1/2023	50,000	55,269

Series 2015A, Rev., 5.00%, 2/1/2024	170,000	192,814

State of Ohio, Capital Facilities Lease Appropriation Park and Recreation Improvement Fund Projects

Series 2015A, Rev., 5.00%, 2/1/2022	35,000	36,556

Series 2016B, Rev., 4.00%, 8/1/2022	140,000	147,630

Series 2020A, Rev., 5.00%, 12/1/2022	135,000	146,421

State of Ohio, Capital Facilities Lease Appropriation Transportation Building Fund Projects

Series 2015A, Rev., 5.00%, 4/1/2021	60,000	60,237

Series 2013A, Rev., 5.00%, 1/15/2022	155,000	161,391

Series 2018A, Rev., 5.00%, 4/1/2022	25,000	26,314

State of Ohio, Common Schools

Series 2011B, GO, 5.00%, 3/15/2021 (b)	140,000	140,246

Series 2012B, GO, 5.00%, 3/15/2021	25,000	25,044

Series 2019A, GO, 5.00%, 6/15/2021	90,000	91,261

Series 2011B, GO, 4.00%, 9/15/2021	130,000	132,717

Series 2010A, GO, 5.00%, 9/15/2021	110,000	112,889

Series 2011A, GO, 5.00%, 9/15/2021	70,000	71,838

Series 2011C, GO, 5.00%, 9/15/2021	20,000	20,525

Series 2012B, GO, 5.00%, 9/15/2021 (b)	25,000	25,652

Series 2012C, GO, 5.00%, 9/15/2021	25,000	25,657

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Ohio — continued

Series 2013A, GO, 5.00%, 9/15/2021	205,000	210,383

Series 2014A, GO, 5.00%, 9/15/2021	175,000	179,595

Series 2013B, GO, 5.00%, 6/15/2022	50,000	53,135

Series 2015B, GO, 5.00%, 6/15/2022 (b)	25,000	26,561

Series 2010C, GO, 4.25%, 9/15/2022	25,000	26,584

Series 2012A, GO, 5.00%, 9/15/2022	40,000	42,995

Series 2012C, GO, 5.00%, 9/15/2022	30,000	32,246

Series 2013A, GO, 5.00%, 9/15/2022	75,000	80,615

State of Ohio, Conservation Project

Series 2018A, GO, 2.00%, 3/1/2021	50,000	50,000

Series 2019A, GO, 3.00%, 3/1/2021	150,000	150,000

Series 2011A, GO, 5.00%, 9/1/2021	60,000	61,461

Series 2015A, GO, 5.00%, 9/1/2022	40,000	42,919

State of Ohio, Department of Administrative Services Enterprise Data Center Solutions Project

COP, 5.00%, 9/1/2021	75,000	76,785

COP, 5.00%, 9/1/2022	125,000	133,906

COP, 5.00%, 9/1/2023	100,000	111,633

State of Ohio, Department of Administrative Services, Administrative Knowledge System and Enterprise Data Center Solutions Project COP, 5.00%, 9/1/2022	200,000	214,250

State of Ohio, Department of Administrative Services, Multi-Agency Radio Communication System Project COP, 5.00%, 9/1/2021 (b)	225,000	230,387

State of Ohio, Higher Education

Series 2014A, GO, 5.00%, 5/1/2021	55,000	55,442

Series 2011A, GO, 5.00%, 8/1/2021	20,000	20,405

Series 2011B, GO, 5.00%, 8/1/2021	50,000	51,014

Series 2013A, GO, 5.00%, 8/1/2021	35,000	35,709

Series 2014B, GO, 5.00%, 8/1/2021	30,000	30,608

Series 2016A, GO, 5.00%, 8/1/2021	20,000	20,405

Series 2014A, GO, 5.00%, 5/1/2022 (b)	25,000	26,413

Series 2011B, GO, 5.00%, 8/1/2022	30,000	32,068

Series 2014A, GO, 4.00%, 5/1/2024	50,000	55,709

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	277

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Ohio — continued

State of Ohio, Highway Capital Improvements Series T, GO, 5.00%, 11/1/2021	50,000	51,626

State of Ohio, Highway Capital Improvements Full Faith and Credit/Highway User Receipts

Series Q, GO, 5.00%, 5/1/2021	50,000	50,402

Series 2010A, GO, 5.00%, 8/1/2021	100,000	102,027

State of Ohio, Infrastructure Improvement

Series 2011B, GO, 5.00%, 8/1/2021	25,000	25,507

Series 2020C, GO, 4.00%, 3/1/2022	30,000	31,163

Series 2014A, GO, 5.00%, 3/1/2022 (b)	120,000	125,809

Series 2015A, GO, 5.00%, 9/1/2022	25,000	26,824

Series 2015B, GO, 5.00%, 9/1/2022	25,000	26,825

Series 2015B, GO, 5.00%, 9/1/2023	25,000	27,948

Series 2017B, GO, 5.00%, 9/1/2025	30,000	35,945

State of Ohio, Major New Infrastructure Project

Series 2019-1, Rev., 4.00%, 12/15/2021	65,000	66,992

Rev., 5.00%, 12/15/2021	50,000	51,924

Series 2012-1, Rev., 5.00%, 12/15/2021	25,000	25,962

Series 2016-1, Rev., 5.00%, 12/15/2021	50,000	51,924

Rev., 5.00%, 12/15/2022	40,000	43,459

Series 2016-1, Rev., 5.00%, 12/15/2022	50,000	54,324

Series 2018-1, Rev., 5.00%, 12/15/2022	40,000	43,459

Series 2019-1, Rev., 5.00%, 12/15/2022	125,000	135,810

Series 2016-1, Rev., 5.00%, 12/15/2023	25,000	28,219

Series 2018-1, Rev., 5.00%, 12/15/2023	35,000	39,507

Series 2012-1, Rev., 5.00%, 12/15/2024	55,000	58,351

State of Ohio, Natural Resources Series P, GO, 3.00%, 10/1/2021	50,000	50,842

State of Ohio, Third Frontier Research and Development, Tax-Exempt

Series 2013A, GO, 4.00%, 5/1/2021	20,000	20,128

GO, 4.00%, 11/1/2022	35,000	37,250

State of Ohio, Treasury Management System Project Series 2014A, COP, 5.00%, 9/1/2021	30,000	30,714

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Ohio — continued

State of Ohio, University Hospitals Health System, Inc. Series B, Rev., VRDO, 0.17%, 3/9/2021 (c)	5,500,000	5,500,000

Strongsville City School District GO, 4.00%, 12/1/2022	45,000	47,989

Tender Option Bond Trust Receipts/Certificates

Series C, Rev., VRDO, LIQ: Citibank NA, 0.13%, 3/9/2021 (c) (f)	4,000,000	4,000,000

Series 2018-XF2703, GO, VRDO, LIQ: Barclays Bank plc, 0.21%, 3/9/2021 (c) (f)	4,000,000	4,000,000

University of Cincinnati, General Receipts

Series 2011A, Rev., 5.00%, 6/1/2021	25,000	25,297

Series 2014D, Rev., 5.00%, 6/1/2021	25,000	25,297

Series 2012A, Rev., 5.00%, 6/1/2022 (b)	70,000	74,238

Series 2013C, Rev., 5.00%, 12/1/2023 (b)	235,000	265,472

University of Toledo, General Receipt Series 2011B, Rev., 4.50%, 6/1/2021 (b)	100,000	101,067

Village of Bluffton, Ohio Hospital Facilities, Blanchard Valley Health System Rev., 5.00%, 12/1/2021	185,000	191,357

Westlake City School District, Unlimited Tax GO, 4.00%, 12/1/2022	30,000	30,855

Willoughby-Eastlake City School District, School Improvement, Unlimited Tax GO, 2.00%, 12/1/2021	25,000	25,309

Worthington City School District, School Facilities Construction and Improvement, Unlimited Tax

Series 2019A, GO, 4.00%, 12/1/2021	25,000	25,718

GO, 4.00%, 12/1/2022	60,000	63,997

Total Ohio		61,921,020

Oklahoma — 0.9%

Beaver County Independent School District No. 75, Balko Board of Education GO, 3.00%, 6/1/2021	25,000	25,177

Canadian County Educational Facilities Authority, Mustang Public Schools Project

Rev., 4.00%, 9/1/2023	420,000	427,631

Rev., 4.00%, 9/1/2024	1,100,000	1,234,112

SEE NOTES TO FINANCIAL STATEMENTS.

278	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Oklahoma — continued

Rev., 4.00%, 9/1/2025	1,175,000	1,350,592

Canadian County Independent School District No. 69 Mustang

GO, 3.00%, 4/1/2022	45,000	46,360

GO, 2.00%, 6/1/2023	45,000	46,700

City of Broken Arrow Series 2018E, GO, 5.00%, 4/1/2021	100,000	100,380

City of Norman

Series 2016A, GO, 5.00%, 6/1/2021	25,000	25,294

GO, 4.00%, 6/1/2022	100,000	104,654

Series 2016A, GO, 5.00%, 6/1/2022	100,000	105,898

GO, 4.00%, 6/1/2023	60,000	64,909

City of Oklahoma City

GO, 5.00%, 3/1/2021	25,000	25,000

GO, 3.00%, 3/1/2022	50,000	51,420

GO, 5.00%, 3/1/2022	65,000	68,140

City of Tulsa

GO, 3.00%, 3/1/2021	50,000	50,000

Series 2011A, GO, 4.00%, 3/1/2021	50,000	50,000

Cleveland County Educational Facilities Authority, Norman Public Schools Project

Rev., 5.00%, 6/1/2021	515,000	520,660

Rev., 5.00%, 6/1/2024	310,000	349,965

Cleveland County Independent School District No. 2 Moore

GO, 3.00%, 3/1/2021	30,000	30,000

GO, 3.50%, 3/1/2023	25,000	26,612

Edmond Public Works Authority, Sales Tax and Utility System Rev., 5.00%, 7/1/2021	25,000	25,397

McClain County Economic Development Authority, Educational Facilities, Blanchard Public Schools Project Rev., 4.00%, 9/1/2022	285,000	299,598

Midwest City Municipal Authority

Series 2011A, Rev., 3.00%, 3/1/2021	100,000	100,000

Series 2011A, Rev., 5.00%, 3/1/2021 (b)	50,000	50,000

Oklahoma Capitol Improvement Authority, Oklahoma Department of Transportation Project

Series 2014C, Rev., 5.00%, 7/1/2021	25,000	25,394

Rev., 5.00%, 7/1/2022	220,000	233,719

Rev., 5.00%, 7/1/2025	110,000	130,253

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Oklahoma — continued

Oklahoma City Water Utilities Trust, Water and Sewer System

Rev., 4.38%, 7/1/2021 (b)	250,000	253,505

Rev., 5.00%, 7/1/2021	50,000	50,802

Oklahoma County Finance Authority, Educational Facilities, Bethany Public Schools Project Rev., 4.00%, 9/1/2021	25,000	25,454

Oklahoma County Independent School District No. 12 Edmond GO, 2.00%, 3/1/2021	100,000	100,000

Oklahoma County Independent School District No. 12 Edmond, Combined Purpose

GO, 3.00%, 3/1/2021	100,000	100,000

GO, 2.00%, 3/1/2022	55,000	56,019

GO, 3.00%, 3/1/2022	40,000	41,140

Oklahoma County Independent School District No. 52 Midwest City-Del City, Combined Purpose Series 2018B, GO, 3.00%, 7/1/2021	50,000	50,464

Oklahoma County Independent School District No. 89 Oklahoma City, Combined Purpose

Series 2017C, GO, 3.00%, 7/1/2022	55,000	57,060

Series 2019A, GO, 3.00%, 7/1/2023	95,000	100,951

Oklahoma Department of Transportation

Series 2018A, Rev., GAN, 5.00%, 9/1/2021	110,000	112,617

Series 2018A, Rev., GAN, 5.00%, 9/1/2022	20,000	21,416

Oklahoma Development Finance Authority, Baptist Medical Center, Inc. Series 2015A, Rev., 5.00%, 8/15/2021	50,000	51,030

Oklahoma Development Finance Authority, Pontotoc County Health Department Rev., 3.00%, 4/1/2021	190,000	190,429

Oklahoma Development Finance Authority, St. John Health System Rev., 5.00%, 2/15/2022 (b)	100,000	104,586

Oklahoma Development Finance Authority, System of Higher Education, Master Equipment Lease Series 2014A, Rev., 3.00%, 6/1/2022	25,000	25,852

Oklahoma Development Finance Authority, System of Higher Education, Master Real Property

Rev., 3.00%, 6/1/2021	485,000	488,303

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	279

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Oklahoma — continued

Series 2020A, Rev., 4.00%, 6/1/2021	220,000	222,042

Rev., 5.00%, 6/1/2021	650,000	657,638

Series 2013A, Rev., 3.00%, 6/1/2022	25,000	25,852

Series 2020A, Rev., 4.00%, 6/1/2022	500,000	523,270

Series 2020A, Rev., 4.00%, 6/1/2023	260,000	279,510

Series 2020A, Rev., 4.00%, 6/1/2024	445,000	490,888

Oklahoma Housing Finance Agency, Deer Park and Apple Run Apartments Rev., 1.60%, 1/1/2022 (c)	475,000	476,724

Oklahoma Municipal Power Authority

Series 2014B, Rev., 5.00%, 1/1/2022	110,000	114,285

Series 2019A, Rev., 5.00%, 1/1/2022	135,000	140,258

Oklahoma Turnpike Authority, Second Senior Series 2017C, Rev., 5.00%, 1/3/2022 (b)	350,000	364,238

Oklahoma Water Resources Board, Master Trust

Rev., 5.00%, 4/1/2022	25,000	26,309

Series 2012B, Rev., 5.00%, 4/1/2022 (b)	25,000	26,311

Oklahoma Water Resources Board, Master Trust, Drinking Water Program Rev., 5.00%, 4/1/2021	50,000	50,196

Oklahoma Water Resources Board, Student Loan Program Series 2020A, Rev., 4.00%, 10/1/2023	60,000	65,656

Sapulpa Municipal Authority Rev., AGM, 4.00%, 7/1/2022 (b)	200,000	210,120

Tulsa County Independent School District No. 1, Combined Purpose

Series 2019B, GO, 2.00%, 8/1/2021	40,000	40,286

Series 2018B, GO, 2.75%, 8/1/2021	30,000	30,307

Series 2017A, GO, 3.00%, 3/1/2022	25,000	25,677

Series 2019B, GO, 2.00%, 8/1/2022	180,000	184,340

Series 2018B, GO, 3.00%, 8/1/2023	35,000	37,254

Tulsa County Independent School District No. 3 Broken Arrow, Combined Purpose GO, 3.00%, 4/1/2022	35,000	36,069

Tulsa County Independent School District No. 4 Bixby, Combined Purpose GO, 2.00%, 6/1/2021	85,000	85,387

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Oklahoma — continued

Tulsa County Independent School District No. 5, Jenks Public Schools, Combined Purpose GO, 4.00%, 6/1/2021	50,000	50,474

Tulsa County Independent School District No. 9, Union Board of Education Building

GO, 2.00%, 4/1/2021	50,000	50,074

GO, 2.00%, 4/1/2022	25,000	25,497

Tulsa County Independent School District No. 9, Union Board of Education, Combined Purpose GO, 3.00%, 4/1/2021	260,000	260,595

Tulsa County Industrial Authority, Capital Improvement Rev., 1.85%, 3/1/2021	100,000	100,000

Tulsa Metropolitan Utility Authority Series 2016C, Rev., 5.00%, 10/1/2021	40,000	41,128

Tulsa Public Facilities Authority, Capital Improvement

Rev., 3.00%, 6/1/2021	25,000	25,169

Rev., 3.00%, 6/1/2023	110,000	116,285

Rev., 5.00%, 6/1/2024	100,000	114,554

University of Oklahoma (The)

Series 2014C, Rev., 5.00%, 7/1/2021	50,000	50,769

Series 2016A, Rev., 5.00%, 7/1/2021	25,000	25,384

Series 2016A, Rev., 5.00%, 7/1/2023	250,000	275,905

University of Oklahoma, Tax Exempt

Series 2012A, Rev., 3.00%, 7/1/2021 (b)	130,000	131,223

Rev., 4.00%, 7/1/2021	200,000	202,416

Washington County Independent School District No. 30 GO, 2.00%, 6/1/2021	150,000	150,626

Total Oklahoma		13,130,209

Oregon — 1.0%

City of Bend, Bridge Creek Project

Rev., 5.00%, 12/1/2021	50,000	51,814

Rev., 5.00%, 12/1/2022	45,000	48,790

City of Eugene, Electric Utility System Series 2011A, Rev., 5.00%, 8/1/2021 (b)	95,000	96,913

City of Hermiston, Water and Sewer System Rev., AGM, 4.00%, 11/1/2021	25,000	25,623

SEE NOTES TO FINANCIAL STATEMENTS.

280	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Oregon — continued

City of Hillsboro, Full Faith and Credit Project GO, 5.00%, 6/1/2021	25,000	25,300

City of Lake Oswego Series 2015A, GO, 5.00%, 6/1/2022	35,000	37,110

City of Portland Sewer System, Second Lien

Series 2019A, Rev., 5.00%, 3/1/2021	35,000	35,000

Series 2019A, Rev., 5.00%, 3/1/2022	25,000	26,208

City of Portland, 4th and Montgomery and Streetcar Projects GO, 5.00%, 2/1/2022	50,000	52,214

City of Portland, Limited Tax GO, 5.00%, 4/1/2022	60,000	63,140

City of Portland, Sewer System

Series 2016B, Rev., 5.00%, 6/15/2021	40,000	40,556

Series 2016B, Rev., 5.00%, 6/15/2022	200,000	212,432

City of Portland, Sewer System, First Lien

Series 2015A, Rev., 5.00%, 6/1/2021	190,000	192,282

Series 2016A, Rev., 5.00%, 6/15/2021	125,000	126,738

Series A, Rev., 5.00%, 10/1/2021	100,000	102,819

Series 2014A, Rev., 5.00%, 10/1/2022	25,000	26,909

City of Portland, Water System Series 2019A, Rev., 5.00%, 5/1/2022	75,000	79,220

City of Portland, Water System, First Lien

Series 2012A, Rev., 5.00%, 4/1/2021	100,000	100,391

Series 2012A, Rev., 3.00%, 4/1/2022	25,000	25,769

City of Portland, Water System, Second Lien

Series 2013A, Rev., 4.00%, 10/1/2021	50,000	51,120

Rev., 5.00%, 10/1/2022	25,000	26,909

City of Wilsonville

GO, 4.00%, 6/1/2021	20,000	20,191

GO, 4.00%, 6/1/2022	25,000	25,221

Clackamas County School District No. 108 Estacada GO, AGM, 5.50%, 6/15/2021	50,000	50,766

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Oregon — continued

Clackamas County School District No. 12 North Clackamas GO, 4.00%, 6/15/2021	40,000	40,442

Clackamas County School District No. 7J, Lake Oswego

GO, AGM, 4.25%, 6/1/2021	90,000	90,913

GO, AGM, 5.25%, 6/1/2022	25,000	26,585

Clackamas County Service District No. 1

Rev., 5.00%, 12/1/2021	20,000	20,726

Rev., 5.00%, 12/1/2022	35,000	37,948

County of Lane, Full Faith and Credit GO, 4.00%, 6/1/2021	35,000	35,334

County of Multnomah, Full Faith and Credit GO, 5.00%, 6/1/2022	25,000	26,507

County of Washington, Full Faith and Credit GO, 5.00%, 3/1/2021	20,000	20,000

County of Yamhill, Linfield University Project

Rev., 4.00%, 10/1/2021	165,000	167,577

Rev., 4.00%, 10/1/2022	250,000	260,485

Deschutes County Administrative School District No. 1, Bend-La Pine GO, 4.00%, 6/15/2021	50,000	50,552

Hillsboro School District No. 1J GO, 4.00%, 6/15/2022 (b)	25,000	26,240

Hospital Facilities Authority of Multnomah County Oregon, Adventist Health System Rev., 5.00%, 3/1/2025 (c)	175,000	199,322

Lane County School District No. 4J Eugene

Series 2011A, GO, 3.00%, 6/15/2021	30,000	30,245

GO, 5.00%, 6/15/2021	100,000	101,390

GO, 5.00%, 6/15/2022	25,000	26,554

Metro Series 2012A, GO, 5.00%, 6/1/2022	25,000	26,507

Multnomah County School District No. 1 Portland Series 2013B, GO, 5.00%, 6/15/2022	35,000	37,180

Oregon Health and Science University

Series 2012A, Rev., 3.00%, 7/1/2021	100,000	100,911

Series 2012E, Rev., 4.00%, 7/1/2022 (b)	225,000	236,540

Series 2012E, Rev., 5.00%, 7/1/2022 (b)	200,000	212,916

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	281

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Oregon — continued

Oregon State Facilities Authority, Legacy Health Project

Series 2011A, Rev., 4.63%, 5/1/2021	150,000	151,052

Series 2011A, Rev., 5.25%, 5/1/2021	40,000	40,321

Oregon State Facilities Authority, Providence Health and Services

Series 2013A, Rev., 5.00%, 10/1/2021	25,000	25,702

Series 2013A, Rev., 5.00%, 10/1/2022	50,000	53,802

Oregon State Lottery

Series 2016-XF2290, Rev., VRDO, LIQ: Citibank NA, 0.09%, 3/9/2021 (c) (f)	4,000,000	4,000,000

Series C, Rev., 4.00%, 4/1/2021	50,000	50,155

Series 2014B, Rev., 5.00%, 4/1/2021	215,000	215,841

Series A, Rev., 5.00%, 4/1/2021	25,000	25,098

Series 2011A, Rev., 5.25%, 4/1/2021 (b)	225,000	225,909

Series 2013A, Rev., 5.00%, 4/1/2022	40,000	42,093

Series 2014B, Rev., 5.00%, 4/1/2022	85,000	89,449

Series 2014C, Rev., 5.00%, 4/1/2022	35,000	36,832

Series 2015C, Rev., 5.00%, 4/1/2022	25,000	26,308

Series C, Rev., 5.00%, 4/1/2022	40,000	42,094

Portland Community College District GO, 5.00%, 6/15/2022	40,000	42,486

Salem Hospital Facility Authority, Salem Health Project Rev., 5.00%, 5/15/2021	200,000	201,912

Seaside School District No. 10 Series 2017B, GO, 4.00%, 6/15/2021	25,000	25,272

State of Oregon

Series 2014A, GO, 5.00%, 5/1/2021	100,000	100,798

Series 2015H, GO, 5.00%, 5/1/2021	25,000	25,200

Series 2018A, GO, 5.00%, 5/1/2021	25,000	25,200

Series 2015J, GO, 5.00%, 8/1/2021	25,000	25,504

Series 2011N, GO, 5.00%, 12/1/2021	20,000	20,727

Series 2012K, GO, 5.00%, 5/1/2022	25,000	26,409

Series 2015F, GO, 5.00%, 5/1/2022	25,000	26,409

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Oregon — continued

State of Oregon, Article XI-M and XI-N Seismic Projects Series 2020E, GO, 5.00%, 6/1/2021	40,000	40,481

State of Oregon, Article XI-M Seismic Projects Series 2017C, GO, 5.00%, 6/1/2022	20,000	21,208

State of Oregon, Article XI-N Seismic Projects, Tax-Exempt Series D, GO, 3.00%, 6/1/2021	25,000	25,177

State of Oregon, Article XI-Q State Projects

Series 2019A, GO, 5.00%, 5/1/2021	20,000	20,160

Series 2019M, GO, 5.00%, 11/1/2021	45,000	46,454

Series 2017A, GO, 5.00%, 5/1/2023	25,000	27,560

Series 2019A, GO, 5.00%, 5/1/2023	45,000	49,607

State of Oregon, Department of Transportation Highway User Senior Lien

Series 2013A, Rev., 5.00%, 11/15/2021	135,000	139,606

Series 2014A, Rev., 5.00%, 11/15/2021	60,000	62,047

Series 2017A, Rev., 5.00%, 11/15/2021	35,000	36,194

Series 2014A, Rev., 4.00%, 11/15/2022	25,000	26,628

Series 2012A, Rev., 5.00%, 11/15/2022 (b)	30,000	32,468

State of Oregon, Housing and Community Services Department Sha Rad Group II Apartment Projects Rev., 1.45%, 6/1/2022 (c)	260,000	264,212

State of Oregon, Housing and Community Services Department, Single-Family Mortgage Program

Series 2018C, Rev., 1.95%, 7/1/2021	420,000	422,314

Series 2020A, Rev., 0.88%, 1/1/2024	425,000	426,883

Series 2014A, Rev., 3.00%, 1/1/2024	235,000	248,040

Series 2020A, Rev., 0.90%, 7/1/2024	570,000	572,269

State of Oregon, Housing and Community Services Department, Ya-Po-Ah Terrace Project Series 2018-I, Rev., 2.20%, 5/1/2021 (c)	600,000	601,962

State of Oregon, State Property-ODOT Building Series 2011K, GO, 5.00%, 5/1/2021 (b)	200,000	201,596

SEE NOTES TO FINANCIAL STATEMENTS.

282	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Oregon — continued

State of Oregon, University Systems Projects

Series 2011E, GO, 5.00%, 8/1/2021 (b)	200,000	204,028

Series G, GO, 5.25%, 8/2/2021 (b)	220,000	224,690

Tri-County Metropolitan Transportation District of Oregon

Series 2011A, Rev., 5.00%, 10/1/2021 (b)	215,000	220,994

Series 2017A, Rev., 5.00%, 10/1/2022	375,000	403,016

Tualatin Hills Park and Recreation District GO, 5.00%, 6/1/2022	25,000	26,507

Washington and Clackamas Counties School District No. 23J Tigard GO, NATL-RE, 5.00%, 6/15/2022	25,000	26,554

Washington and Multnomah Counties School District No. 48J Beaverton

Series 2012B, GO, 4.00%, 6/15/2021	80,000	80,883

GO, 5.00%, 6/15/2022	85,000	90,284

Washington County Clean Water Services, Senior Lien Sewer

Series 2011A, Rev., 5.00%, 10/1/2021	95,000	97,678

Series 2011B, Rev., 5.00%, 10/1/2021	25,000	25,705

Total Oregon		13,528,087

Pennsylvania — 2.6%

Adams County

Series 2017B, GO, 4.00%, 11/15/2021	40,000	41,084

Allegheny County Higher Education Building Authority, Carnegie Mellon University Rev., 5.00%, 3/1/2021	45,000	45,000

Allegheny County Hospital Development Authority, Pittsburgh Medical Center

Rev., 5.00%, 7/15/2021	30,000	30,527

Series 2011A, Rev., 5.00%, 10/15/2021	170,000	175,005

Series 2019A, Rev., 5.00%, 7/15/2022	350,000	372,662

Series 1997B, Rev., NATL-RE, 6.00%, 7/1/2023	190,000	213,799

Rev., 5.00%, 7/15/2025	110,000	130,203

Allegheny County Sanitary Authority, Sewer Rev., 5.00%, 12/1/2022	170,000	183,976

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pennsylvania — continued

Beaver County Hospital Authority, Heritage Valley Health System, Inc. Rev., 5.00%, 5/15/2021 (b)	125,000	126,207

Borough of Columbia GO, 3.00%, 6/15/2022 (b)	50,000	51,817

Borough of West Chester GO, 4.00%, 11/15/2022	25,000	26,521

Bristol Township School District GO, 5.00%, 6/1/2022	25,000	26,426

Bucks County Water and Sewer Authority, Water System Rev., AGM, 5.00%, 12/1/2021 (b)	30,000	31,091

Butler Area Sewer Authority Series 2020A, Rev., 5.00%, 7/1/2022	505,000	536,770

Capital Region Water Series 2016A, Rev., 5.00%, 7/15/2021	25,000	25,439

Carlisle Area School District, Limited Tax GO, 3.00%, 9/1/2024	25,000	27,119

Central Bradford Progress Authority, Guthrie Healthcare System Rev., 4.00%, 12/1/2021	380,000	390,370

Centre County Hospital Authority, Mount Nittany Medical Center Project Rev., 6.00%, 11/15/2021 (b)	200,000	208,214

Chambersburg Area School District Series A, GO, 5.00%, 3/1/2021	25,000	25,000

Chartiers Valley School District Series 2015A, GO, 5.00%, 10/15/2021	25,000	25,736

Cheltenham Township School District Series 2021A, GO, 2.00%, 9/15/2022	20,000	20,518

City of Philadelphia

Series 2020-2021A, Rev., TRAN, 4.00%, 6/30/2021	60,000	60,755

Series 2019A, GO, 5.00%, 8/1/2021	125,000	127,322

City of Philadelphia, Airport System Series 2017A, Rev., 5.00%, 7/1/2021	100,000	101,555

City of Pittsburgh

GO, 3.00%, 9/1/2021	110,000	111,497

Series 2012A, GO, 5.00%, 9/1/2022 (b)	110,000	117,976

Series 2012B, GO, 5.00%, 9/1/2022 (b)	25,000	26,813

GO, 4.00%, 9/1/2023	100,000	108,807

Colonial School District Series 2017B, GO, 4.00%, 5/15/2022	45,000	46,986

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	283

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Pennsylvania — continued

Commonwealth Financing Authority, Tobacco Master Settlement Payment

Rev., 5.00%, 6/1/2021	100,000	101,122

Rev., 5.00%, 6/1/2023	365,000	401,208

Rev., 5.00%, 6/1/2024	395,000	449,877

Rev., 5.00%, 6/1/2026	150,000	181,316

Commonwealth of Pennsylvania

Series 2014-1, GO, 5.00%, 6/15/2021	40,000	40,557

GO, 5.00%, 7/1/2021	25,000	25,402

Series 2014-1, GO, 5.00%, 7/1/2021	50,000	50,805

Series 2016-2, GO, 5.00%, 9/15/2021	125,000	128,261

Series 2011, GO, 5.00%, 11/15/2021 (b)	100,000	103,420

Series 2012-1, GO, 5.00%, 6/1/2022 (b)	170,000	180,292

Series 2016-2, GO, 5.00%, 1/15/2023	150,000	163,251

Conestoga Valley School District GO, 4.00%, 2/1/2022	25,000	25,843

Conewago Valley School District GO, 2.00%, 9/1/2021	25,000	25,031

Cornwall Lebanon School District GO, 4.00%, 2/15/2022	45,000	46,561

Council Rock School District

GO, 4.00%, 11/15/2021	45,000	46,213

Series 2017A, GO, 5.00%, 8/15/2022	20,000	21,398

GO, 4.00%, 11/15/2022	120,000	127,769

County of Allegheny

Series C-65, GO, 5.00%, 5/1/2021 (b)	25,000	25,199

Series C-67, GO, 5.00%, 11/1/2021 (b)	20,000	20,646

Series C-68, GO, 5.00%, 11/1/2021 (b)	20,000	20,646

Series C-69, GO, 5.00%, 12/1/2021 (b)	75,000	77,727

Series C-69, GO, 5.00%, 12/1/2022 (b)	50,000	54,120

Series C-70, GO, 5.00%, 12/1/2022 (b)	25,000	27,106

County of Bucks

GO, 5.00%, 6/1/2021	30,000	30,360

GO, 5.00%, 12/1/2022	45,000	48,791

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pennsylvania — continued

County of Chester

GO, 4.00%, 11/15/2021 (b)	20,000	20,543

GO, 5.00%, 11/15/2021 (b)	55,000	56,881

County of Dauphin

GO, 5.00%, 11/15/2021	70,000	72,388

Series 2016A, GO, 4.00%, 11/15/2022	40,000	42,604

Series 2016C, GO, 4.00%, 10/1/2023	25,000	27,309

GO, 4.00%, 11/15/2023	35,000	38,371

County of Lancaster

Series 2016A, GO, 4.00%, 5/1/2021	75,000	75,449

Series 2016A, GO, 5.00%, 5/1/2022	125,000	131,730

Series 2016B, GO, 3.00%, 11/1/2022	105,000	109,684

Series 2017C, GO, 4.00%, 11/1/2022	20,000	21,169

GO, 5.00%, 5/1/2023	25,000	27,445

Series 2020C, GO, 4.00%, 11/1/2023	50,000	54,475

County of Montgomery

GO, 5.00%, 5/1/2022	50,000	52,819

Series 2009C, GO, 5.00%, 12/15/2023	25,000	25,089

County of Westmoreland Series 2013A, GO, 5.00%, 12/1/2021	25,000	25,859

County of York

Series A, GO, 4.00%, 6/1/2022	205,000	214,541

GO, 4.00%, 12/1/2022	30,000	31,949

Series 2016A, GO, 3.00%, 12/1/2023	30,000	32,046

Crawford Central School District GO, 4.00%, 2/1/2022	35,000	36,164

Crestwood School District GO, 4.00%, 3/1/2021	25,000	25,000

Cumberland Valley School District Series 2015A, GO, 4.00%, 11/15/2021	30,000	30,791

Dauphin County General Authority, Pinnacle Health System Project

Series 2016A, Rev., 5.00%, 6/1/2021	210,000	212,388

Series 2016A, Rev., 5.00%, 6/1/2022	140,000	147,985

Delaware County Authority, Neumann University Rev., 4.00%, 10/1/2021	180,000	183,181

Delaware County Authority, Villanova University Rev., 5.00%, 12/1/2021	125,000	129,342

SEE NOTES TO FINANCIAL STATEMENTS.

284	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Pennsylvania — continued

Delaware County Regional Water Quality Control Authority Rev., NATL-RE, 5.25%, 5/1/2022	100,000	105,855

Derry Township Industrial & Commercial Development Authority, Derry Township Municipal Center Project Rev., 1.00%, 11/15/2023	160,000	161,099

Easton Area School District Series 2013A, GO, 5.00%, 4/1/2022	30,000	30,835

Fleetwood Area School District GO, 5.00%, 6/1/2021	20,000	20,230

Fox Chapel Area School District GO, 4.00%, 8/1/2021	90,000	91,380

Garnet Valley School District GO, 4.00%, 4/1/2023	20,000	21,498

Geisinger Authority, Health System

Rev., 5.00%, 4/1/2022	80,000	84,080

Series A-1, Rev., 5.00%, 6/1/2023	430,000	434,902

Series A-2, Rev., 5.00%, 6/1/2024	250,000	252,770

Gettysburg Area School District GO, 5.00%, 1/15/2024	20,000	22,481

Hamburg Area School District

GO, 5.00%, 4/1/2022	85,000	89,354

GO, 5.00%, 4/1/2023	20,000	21,911

Hampton Township School District GO, 2.00%, 11/15/2021	25,000	25,247

Hempfield Area School District GO, AGM, 5.00%, 3/15/2021 (b)	280,000	280,487

Hempfield School District Series 2019A, GO, 4.00%, 8/1/2022	85,000	89,360

Hollidaysburg Area School District GO, 4.00%, 3/15/2021	100,000	100,132

Lancaster Area Sewer Authority Rev., 5.00%, 4/1/2021	215,000	215,815

Lancaster County Hospital Authority, Health Center, Masonic Villages Project Rev., 2.13%, 11/1/2021	180,000	181,742

Lancaster Higher Education Authority Series 2016A, Rev., 5.00%, 10/1/2021	65,000	66,802

Lancaster Industrial Development Authority, Garden Spot Village Project Rev., 5.38%, 5/1/2023 (b)	20,000	22,192

Lancaster School District Series 2019B, GO, AGM, 4.00%, 6/1/2021	25,000	25,226

Ligonier Valley School District Series 2016A, GO, 5.00%, 3/1/2022	25,000	26,169

Marple Newtown School District GO, 5.00%, 6/1/2022	20,000	21,206

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pennsylvania — continued

Mars Area School District GO, AGM, 4.13%, 3/1/2022 (b)	25,000	25,979

Methacton School District

Series 2019AA, GO, 4.00%, 8/1/2021	25,000	25,383

GO, 4.00%, 3/1/2022	25,000	25,920

Monroeville Finance Authority, University of Pittsburg Medical Center

Rev., 5.00%, 2/15/2022	45,000	47,033

Series 2013B, Rev., 5.00%, 7/1/2022	100,000	106,291

Series 2013B, Rev., 3.50%, 7/1/2023	130,000	139,179

Montgomery County Higher Education and Health Authority, Abington Memorial Hospital Rev., 5.00%, 6/1/2022 (b)	100,000	105,924

Montgomery County Industrial Development Authority, Waverly Heights Ltd. Project

Rev., 4.00%, 12/1/2021	100,000	102,355

Rev., 4.00%, 12/1/2022	100,000	105,316

Rev., 4.00%, 12/1/2023	125,000	134,826

Mount Lebanon School District GO, 5.00%, 2/15/2022	20,000	20,913

Muhlenberg School District

GO, 1.50%, 5/15/2022	70,000	70,999

GO, 4.00%, 5/15/2022	20,000	20,885

Newtown Township Sewer Authority Rev., GTD, 4.00%, 9/1/2021	65,000	66,247

North Hills School District

GO, 4.00%, 10/15/2021	275,000	281,223

Series 2016B, GO, 5.00%, 12/15/2021	100,000	103,655

North Penn School District Series 2019A, GO, 3.00%, 1/15/2025	30,000	32,763

Northampton County General Purpose Authority, St. Luke’s University Health Network Project Series 2016A, Rev., 5.00%, 8/15/2022	130,000	138,536

Owen J Roberts School District Series 2016A, GO, 3.00%, 8/15/2021	25,000	25,312

Oxford Area School District Series 2014A, GO, 5.00%, 2/15/2022	40,000	41,827

Parkland School District

GO, 4.00%, 4/15/2021	30,000	30,133

GO, 5.00%, 4/15/2022	100,000	105,248

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	285

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Pennsylvania — continued

Pennridge School District

Series 2014A, GO, 3.00%, 2/15/2022 (b)	90,000	92,389

Series 2014B, GO, 5.00%, 2/15/2022 (b)	150,000	156,879

Pennsbury School District GO, 5.00%, 1/15/2022	25,000	26,031

Pennsylvania Economic Development Financing Authority, University of Pittsburgh Medical Center

Series 2013A, Rev., 5.00%, 7/1/2021	100,000	101,572

Series 2017A, Rev., 4.00%, 11/15/2021	415,000	425,948

Series 2014A, Rev., 5.00%, 2/1/2022	150,000	156,499

Rev., 5.00%, 3/15/2022	105,000	110,158

Series 2017A, Rev., 4.00%, 11/15/2022	145,000	154,181

Series 2014A, Rev., 5.00%, 2/1/2023	140,000	152,463

Pennsylvania Economic Development Financing Authority, Waste Management, Inc., Project Rev., 2.80%, 12/1/2021 (c)	440,000	448,536

Pennsylvania Higher Educational Facilities Authority, BRYN MAWR College

Series 2012A, Rev., 4.00%, 12/1/2022	55,000	58,653

Rev., 5.00%, 12/1/2023	25,000	28,016

Rev., 5.00%, 12/1/2024	70,000	81,134

Pennsylvania Higher Educational Facilities Authority, State System of Higher Education Series AM, Rev., 5.00%, 6/15/2021 (b)	125,000	126,736

Pennsylvania Higher Educational Facilities Authority, Temple University

Series 2012, Rev., 5.00%, 4/1/2021	150,000	150,580

Series 2012-1, Rev., 5.00%, 4/1/2022 (b)	160,000	168,394

Pennsylvania Higher Educational Facilities Authority, Thomas Jefferson University Rev., 5.00%, 3/1/2022	25,000	26,143

Pennsylvania Higher Educational Facilities Authority, Trustees of the University

Series 2011A, Rev., 5.00%, 3/1/2021 (b)	250,000	250,000

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pennsylvania — continued

Series 2016A, Rev., 2.25%, 8/15/2021 (b) (c)	115,000	116,045

Series 2016A, Rev., 5.00%, 8/15/2021	100,000	102,199

Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System

Rev., 5.00%, 8/15/2021	275,000	280,946

Series 2016C, Rev., 5.00%, 8/15/2022	185,000	197,763

Pennsylvania Housing Finance Agency, Multi-Family Housing Development Rev., 2.45%, 7/1/2021 (c)	125,000	125,916

Pennsylvania Housing Finance Agency, Single Family Mortgage Series 2019-130A, Rev., 1.40%, 4/1/2024	260,000	265,489

Pennsylvania Intergovernmental Cooperation Authority, City of Philadelphia Funding Program

5.00%, 6/15/2021	175,000	177,364

5.00%, 6/15/2022	25,000	26,510

Pennsylvania State University (The)

Series 2020E, Rev., 5.00%, 3/1/2022	35,000	36,691

Series 2015B, Rev., 5.00%, 9/1/2022	50,000	53,618

Series 2019A, Rev., 5.00%, 9/1/2022	175,000	187,661

Series 2016B, Rev., 5.00%, 9/1/2023	35,000	39,062

Pennsylvania Turnpike Commission

Series 2019-2, Rev., VRDO, LOC: TD Bank NA, 0.03%, 3/9/2021 (c)	14,095,000	14,095,000

Series 2011B, Rev., 4.00%, 12/1/2021 (b)	25,000	25,722

Series 2012A, Rev., 4.25%, 12/1/2021 (b)	55,000	56,692

Rev., 5.00%, 12/1/2021	110,000	113,923

Series 2011E, Rev., 5.00%, 12/1/2021 (b)	30,000	31,068

Series 2013A, Rev., 5.00%, 12/1/2021	125,000	129,487

Series 2013C, Rev., 5.00%, 12/1/2021	90,000	93,209

Series 2014C, Rev., 5.00%, 12/1/2021	50,000	51,783

Series 2016A, Rev., 5.00%, 12/1/2023	50,000	56,355

SEE NOTES TO FINANCIAL STATEMENTS.

286	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Pennsylvania — continued

Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike

Rev., 5.00%, 12/1/2021 (b)	255,000	264,272

Series B, Rev., 5.00%, 12/1/2021 (b)	50,000	51,818

Rev., 5.00%, 12/1/2022 (b)	75,000	81,248

Rev., 5.00%, 12/1/2023	290,000	323,892

Pennsylvania Turnpike Commission, Senior Lien

Series 2012A, Rev., 5.00%, 12/1/2022 (b)	70,000	75,896

Series 2012A, Rev., 5.00%, 12/1/2023	150,000	162,339

Perkiomen Valley School District GO, 5.00%, 3/1/2024	25,000	28,435

Philadelphia Authority for Industrial Development, Gift of Life Donor Program Project Rev., VRDO, LOC: TD Bank NA, 0.03%, 3/9/2021 (c)	700,000	700,000

Philadelphia Authority for Industrial Development, National Board of Medical Examiners Project Rev., 5.00%, 5/1/2025	160,000	187,741

Pittsburgh School District Series 2017A, GO, 5.00%, 9/1/2022	35,000	37,488

Port Authority of Allegheny County Rev., 5.25%, 3/1/2021	225,000	225,000

Quaker Valley School District GO, 5.00%, 10/1/2023	25,000	27,868

Robinson Township Municipal Authority Rev., AGM, 3.00%, 5/15/2022	35,000	36,194

Rose Tree Media School District GO, 4.00%, 2/1/2022	20,000	20,675

School District of Philadelphia (The)

Series 2020-2021A, Rev., TRAN, 4.00%, 6/30/2021	1,055,000	1,068,483

Series 2015A, GO, 5.00%, 9/1/2021	40,000	40,915

Somerset Area School District GO, 2.00%, 2/15/2022	160,000	162,339

South Fayette Township School District Series 2014A, GO, AGM, 4.00%, 9/15/2022	50,000	51,859

Southcentral General Authority, Wellspan Health Obligated Group Series 2014A, Rev., 5.00%, 6/1/2024	185,000	211,666

Southeastern Pennsylvania Transportation Authority Rev., 5.00%, 6/1/2021 (b)	60,000	60,715

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pennsylvania — continued

Southern Fulton School District GO, 3.00%, 9/15/2021	50,000	50,684

Springfield School District GO, 4.00%, 9/1/2021	50,000	50,933

Spring-Ford Area School District Series 2016A, GO, 4.00%, 3/1/2022	25,000	25,946

State College Area School District GO, 5.00%, 3/15/2023	50,000	54,820

Susquehanna Township School District

GO, 4.00%, 5/15/2021	80,000	80,618

GO, 4.00%, 5/15/2022	130,000	135,915

Swarthmore Borough Authority, Swarthmore College Series 2016B, Rev., 5.00%, 9/15/2022	25,000	26,856

Township of Dover GO, 3.00%, 9/1/2021	25,000	25,325

Township of East Lampeter GO, 5.00%, 11/15/2021	195,000	201,287

Township of Hampden GO, 4.00%, 5/15/2022	25,000	26,066

Township of Lower Paxton

Series 2020B, GO, 1.00%, 4/1/2021	200,000	200,102

GO, 4.00%, 4/1/2021	35,000	35,103

GO, 4.00%, 4/1/2024	30,000	32,948

Township of Milford GO, 5.00%, 3/1/2022	50,000	52,416

Township of Palmer

Series 2020D, GO, 3.00%, 11/15/2021	50,000	50,969

Series 2020A, GO, 5.00%, 11/15/2023	30,000	33,574

Township of Radnor GO, 3.63%, 11/1/2022 (b)	40,000	42,282

Township of Susquehanna GO, 3.00%, 10/1/2021	25,000	25,415

Tuscarora School District GO, 2.00%, 4/1/2021	50,000	50,069

Union County Higher Educational Facilities Financing Authority Series 2013A, Rev., 5.00%, 4/1/2021	90,000	90,352

Unionville-Chadds Ford School District

GO, 4.00%, 6/1/2022	25,000	26,179

Series 2019A, GO, 4.00%, 6/1/2022	20,000	20,944

Upper Moreland Township School District

GO, 4.00%, 8/15/2021	60,000	61,006

GO, 2.00%, 8/15/2022	140,000	143,427

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	287

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Pennsylvania — continued

West Chester Area School District

Series 2012AA, GO, 4.00%, 5/15/2021	50,000	50,386

GO, 5.00%, 3/15/2022	85,000	89,221

Series 2012AA, GO, 4.00%, 5/15/2022	25,000	26,138

West Jefferson Hills School District GO, 3.00%, 8/1/2024	25,000	26,963

West View Municipal Authority, Water Rev., 4.00%, 11/15/2021	25,000	25,660

Westmoreland County Industrial Development Authority Health System, Tax Exempt

Series 2020A, Rev., 4.00%, 7/1/2021	250,000	252,475

Series 2020A, Rev., 4.00%, 7/1/2022	300,000	311,802

Total Pennsylvania		36,931,577

Rhode Island — 0.9%

Narragansett Bay Commission, Wastewater System Series C, Rev., 5.00%, 9/1/2022	25,000	26,789

Rhode Island Commerce Corp., Department of Transportation

Rev., GAN, 5.00%, 6/15/2021	515,000	522,050

Series 2016-A, Rev., GAN, 5.00%, 6/15/2022	885,000	939,180

Series 2017A, Rev., 5.00%, 6/15/2023	85,000	93,180

Series 2016B, Rev., 5.00%, 6/15/2025	135,000	159,505

Rhode Island Convention Center Authority Series 2015A, Rev., 5.00%, 5/15/2022	1,000,000	1,049,300

Rhode Island Health and Educational Building Corp. Series 2016A, Rev., 4.00%, 5/15/2022	25,000	26,094

Rhode Island Health and Educational Building Corp., Higher Education Facilities, Brown University

Series A, Rev., 4.50%, 9/1/2021	50,000	51,080

Rev., 5.00%, 9/1/2021	370,000	378,917

Rev., 5.00%, 9/1/2022	30,000	32,166

Rhode Island Health and Educational Building Corp., Higher Education Facilities, Bryant University Rev., VRDO, LOC: TD Bank NA, 0.05%, 3/9/2021 (c)	6,510,000	6,510,000

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Rhode Island — continued

Rhode Island Health and Educational Building Corp., Lifespan Obligated Group Series 2016A, Rev., 5.00%, 5/15/2021	275,000	277,109

Rhode Island Health and Educational Building Corp., Public School Financing Program

Series 2017B, Rev., GTD, 4.00%, 5/15/2021	125,000	125,942

Series 2017C, Rev., 5.00%, 5/15/2021	25,000	25,245

Series 2019A, Rev., 5.00%, 5/15/2021	25,000	25,236

Series 2016A, Rev., 5.00%, 9/15/2021	25,000	25,637

Rev., 5.00%, 5/15/2022	375,000	395,865

Rhode Island Infrastructure Bank Water Pollution Control Revolving Fund

Series 2012A, Rev., 4.00%, 10/1/2022	35,000	37,115

Series 2013A, Rev., 5.00%, 10/1/2022 (b)	30,000	32,296

Rhode Island Infrastructure Bank, Municipal Road and Bridge Series 2019A, Rev., 5.00%, 10/1/2022	150,000	161,034

Rhode Island Infrastructure Bank, Safe Drinking Water Series 2012A, Rev., 5.00%, 10/1/2022 (b)	25,000	26,914

Rhode Island Turnpike and Bridge Authority, Motor Fuel Tax

Series 2019A, Rev., 5.00%, 10/1/2021	25,000	25,645

Series 2016A, Rev., 4.00%, 10/1/2022	180,000	189,729

State of Rhode Island and Providence Plantations Consolidated Capital Development Loan

Series 2017A, GO, 5.00%, 5/1/2021	45,000	45,358

Series 2019A, GO, 5.00%, 5/1/2021	315,000	317,507

Series 2014D, GO, 5.00%, 8/1/2021	190,000	193,819

Series A, GO, 5.00%, 8/1/2021	25,000	25,503

Series A, GO, 5.50%, 8/1/2021 (b)	50,000	51,111

Series 2013A, GO, 5.00%, 10/15/2021	50,000	51,504

Series 2014B, GO, 5.00%, 11/1/2021	50,000	51,612

Series 2012A, GO, 5.00%, 8/1/2022	90,000	96,150

SEE NOTES TO FINANCIAL STATEMENTS.

288	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Rhode Island — continued

Series 2013A, GO, 5.00%, 10/15/2022	25,000	26,956

Series 2014B, GO, 5.00%, 11/1/2022	45,000	48,610

Town of Lincoln Series 2015A, GO, 5.00%, 8/1/2022	180,000	192,218

Town of North Kingstown Series 2015A, GO, 5.00%, 7/15/2021	45,000	45,807

Total Rhode Island		12,282,183

South Carolina — 0.8%

Aiken County Consolidated School District

Series 2016A, GO, SCSDE, 5.00%, 3/1/2021	35,000	35,000

Series 2018A, GO, SCSDE, 5.00%, 3/1/2021	50,000	50,000

Series 2016B, GO, SCSDE, 5.00%, 4/1/2021	20,000	20,078

Series 2017A, GO, SCSDE, 5.00%, 4/1/2021	20,000	20,078

Series 2017A, GO, SCSDE, 4.00%, 4/1/2022	35,000	36,455

Series 2018B, GO, SCSDE, 5.00%, 4/1/2022	30,000	31,570

Anderson County School District No. 1 GO, SCSDE, 5.00%, 3/1/2022	55,000	57,657

Anderson County School District No. 4 Series 2018A, GO, SCSDE, 5.00%, 3/1/2022	80,000	83,882

Beaufort County School District

Series 2017B, GO, SCSDE, 5.00%, 3/1/2021	20,000	20,000

Series 2018B, GO, SCSDE, 5.00%, 3/1/2021	50,000	50,000

GO, SCSDE, 5.00%, 3/1/2024	30,000	34,131

Beaufort-Jasper Water and Sewer Authority Series 2010B, Rev., 5.00%, 3/1/2021	40,000	40,000

Berkeley County School District

Series 2014A, GO, SCSDE, 5.00%, 3/1/2021	65,000	65,000

Series 2020A, GO, 5.00%, 6/1/2021	30,000	30,360

Charleston Public Facilities Corp., City of Charleston Project Series 2017A, Rev., 5.00%, 9/1/2021	35,000	35,845

City of Anderson, Water and Sewer Rev., AGM, 4.00%, 7/1/2021	25,000	25,315

City of Charleston, Stormwater System Rev., 5.00%, 1/1/2022	40,000	41,610

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

South Carolina — continued

City of Columbia, City Stormwater Improvements Rev., 5.00%, 2/1/2022	40,000	41,771

City of Greenville, Limited Obligation Rev., 4.00%, 6/1/2021	30,000	30,086

City of North Charleston, Limited Obligation, Tax Increment Pledge Rev., 5.00%, 10/1/2021	175,000	179,778

Clemson University

Series 2015B, Rev., 5.00%, 5/1/2021	50,000	50,394

Series 2015B, Rev., 5.00%, 5/1/2023	40,000	43,894

Clemson University, Higher Education Bonds

Rev., 5.00%, 5/1/2021	25,000	25,197

Rev., 5.00%, 5/1/2023	110,000	120,708

County of Charleston Series 2013A, GO, 5.00%, 11/1/2021	25,000	25,806

County of Charleston, Capital Improvement Transportation Sales Tax GO, 4.00%, 11/1/2021 (b)	30,000	30,770

County of Charleston, Transportation Sales Tax GO, 5.00%, 11/1/2021	25,000	25,806

County of Dorchester

Series 2013B, GO, 4.00%, 4/1/2021	45,000	45,140

Series 2013B, GO, 5.00%, 4/1/2022	25,000	26,308

County of Dorchester, Waterworks & Sewer System Rev., 5.00%, 10/1/2022	25,000	26,909

County of Florence, McLeod Medical Center Project

Rev., 5.00%, 11/1/2021	25,000	25,780

Rev., 5.00%, 11/1/2022	245,000	264,012

County of Horry GO, 4.00%, 3/1/2021	20,000	20,000

County of Richland, Library Projects Series 2016B, GO, 5.00%, 3/1/2022	25,000	26,210

County of Spartanburg GO, 5.00%, 4/1/2021	50,000	50,195

County of Spartanburg, Public Works Project Rev., 3.00%, 4/1/2021	95,000	95,218

County of York GO, 5.00%, 4/1/2022	25,000	26,309

Dorchester County School District No. 2 Series 2014A, GO, SCSDE, 5.00%, 3/1/2021	60,000	60,000

Fort Mill School District No. 4

Series 2012A, GO, SCSDE, 4.00%, 3/1/2021	50,000	50,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	289

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

South Carolina — continued

Series 2013B, GO, SCSDE, 5.00%, 3/1/2021	55,000	55,000

Series 2013D, GO, SCSDE, 5.00%, 3/1/2021	140,000	140,000

Series 2016D, GO, SCSDE, 5.00%, 3/1/2021	55,000	55,000

Series 2018A, GO, SCSDE, 5.00%, 3/1/2021	235,000	235,000

Series 2016D, GO, SCSDE, 5.00%, 3/1/2022	20,000	20,970

Grand Strand Water and Sewer Authority, Water work & Sewer System Series 2011B, Rev., 5.00%, 6/1/2021	80,000	80,961

Greenville County School District

Series 2020C, GO, SCSDE, 3.00%, 6/1/2021	185,000	186,312

Rev., 5.00%, 12/1/2021	200,000	207,318

Rev., 5.00%, 12/1/2022	60,000	65,076

Greenville Health System Rev., 5.00%, 5/1/2023	120,000	126,428

Horry County School District

GO, SCSDE, 5.00%, 3/1/2021	230,000	230,000

Rev., 5.00%, 3/1/2021	130,000	130,000

Lexington County Health Services District, Inc., LexMed Obligated Group

Rev., 5.00%, 11/1/2021	345,000	355,650

Rev., 5.00%, 11/1/2022	200,000	215,346

Lexington County School District No. 1

Series 2011C, GO, SCSDE, 4.00%, 2/1/2022 (b)	30,000	31,060

Series 2015A, GO, SCSDE, 5.00%, 2/1/2022	25,000	26,111

Lexington School District No. 2 Educational Facilities Corp. Series 2015B, Rev., 5.00%, 12/1/2021	170,000	176,037

Piedmont Municipal Power Agency

Series 2010A-5, Rev., 5.00%, 1/1/2022	200,000	200,720

Series 2012B, Rev., 4.00%, 1/1/2023	200,000	205,506

Series 2017B, Rev., 5.00%, 1/1/2024	100,000	111,861

Series 2015A, Rev., 5.00%, 1/1/2025	350,000	403,858

Richland County School District No. 1 Series 2011A, GO, SCSDE, 4.00%, 9/1/2021 (b)	100,000	101,923

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

South Carolina — continued

Richland County School District No. 2

GO, SCSDE, 5.00%, 5/1/2021	20,000	20,160

Series 2011B, GO, SCSDE, 5.00%, 5/1/2021 (b)	90,000	90,718

Series 2015A, GO, SCSDE, 5.00%, 2/1/2022	25,000	26,107

GO, SCSDE, 5.00%, 3/1/2022	20,000	20,966

SCAGO Educational Facilities Corp. for Colleton School District Rev., 5.00%, 12/1/2021	65,000	67,163

SCAGO Educational Facilities Corp. for Pickens School District Rev., 5.00%, 12/1/2021	425,000	439,765

South Carolina Association of Governmental Organizations Series 2020C, COP, SCSDE, 2.00%, 3/1/2021	1,080,000	1,080,000

South Carolina Jobs-Economic Development Authority, Anmed Health Project Rev., 5.00%, 2/1/2023	125,000	135,725

South Carolina Jobs-Economic Development Authority, Bon Secours Mercy Health, Inc. Rev., 5.00%, 10/1/2025 (c)	200,000	234,912

South Carolina Jobs-Economic Development Authority, Hospital Refunding and Improvement, Mcleod Health Projects Rev., 5.00%, 11/1/2022	390,000	420,264

South Carolina Public Service Authority, Santee Cooper

Series 2011B, Rev., 4.00%, 12/1/2021 (b)	25,000	25,713

Series 2011B, Rev., 5.00%, 12/1/2021 (b)	80,000	82,847

Series 2012-D, Rev., 5.00%, 6/1/2022 (b)	170,000	180,181

South Carolina Transportation Infrastructure Bank Series 2012A, Rev., 5.00%, 10/1/2021 (b)	385,000	395,690

State of South Carolina, Clemson University

Series 2011B, GO, 5.00%, 3/1/2021 (b)	40,000	40,000

Series 2017A, GO, 5.00%, 4/1/2021	25,000	25,099

State of South Carolina, Lander University Series 2016G, GO, 5.00%, 6/1/2021	75,000	75,906

SEE NOTES TO FINANCIAL STATEMENTS.

290	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

South Carolina — continued

State of South Carolina, University of South Carolina Series 2017B, GO, 5.00%, 4/1/2021	25,000	25,099

Town of Summerville, Hospitality Fee Pledge Series 2015B, Rev., 5.00%, 10/1/2023	300,000	332,127

University of South Carolina, Athletic Facilities

Series 2017A, Rev., 5.00%, 5/1/2021	150,000	151,182

Series 2017B, Rev., 5.00%, 5/1/2024	410,000	462,492

Series 2017B, Rev., 5.00%, 5/1/2025	530,000	615,267

University of South Carolina, Higher Education

Rev., 5.00%, 5/1/2021	80,000	80,631

Rev., 5.00%, 5/1/2022	20,000	21,113

Rev., 5.00%, 5/1/2023	30,000	32,900

University of South Carolina, Higher Education Facilities

Rev., 5.00%, 5/1/2021	85,000	85,670

Rev., 5.00%, 5/1/2022	125,000	131,956

Rev., 5.00%, 5/1/2023	45,000	49,350

Rev., 5.00%, 5/1/2024	25,000	26,254

Rev., 5.00%, 5/1/2025	20,000	23,459

Total South Carolina		10,726,125

South Dakota — 0.4%

City of Rapid City, Sales Tax Rev., 4.00%, 12/1/2021 (b)	35,000	35,998

City of Sioux Falls, Sales Tax

Series 2012A, Rev., 4.00%, 11/15/2021	180,000	184,826

Series 2017A, Rev., 5.00%, 11/15/2021	45,000	46,522

Series 2020A, Rev., 5.00%, 11/15/2022	25,000	27,034

County of Minnehaha, Limited Tax Series 2014A, COP, 5.00%, 12/1/2021	125,000	129,400

County of Pennington, Limited Tax

Series 2017A, COP, 3.00%, 6/1/2021	25,000	25,161

Series 2017A, COP, 3.00%, 12/1/2021	225,000	229,376

Rapid City Area School District No. 51-4, Limited Tax, Capital Outlay GO, 4.00%, 8/1/2023	630,000	685,062

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

South Dakota — continued

Sioux Falls School District No. 49-5, Limited Tax Series 2011A, GO, 5.00%, 7/1/2021	45,000	45,716

South Dakota Board of Regents, Housing and Auxiliary Facility System Series 2013A, Rev., 5.00%, 4/1/2021	70,000	70,265

South Dakota Building Authority Series 2019A, Rev., 4.00%, 6/1/2022	50,000	52,289

South Dakota Conservancy District, State Revolving Fund Program Series 2012B, Rev., 4.00%, 8/1/2021	20,000	20,316

South Dakota Health and Educational Facilities Authority, Avera Health Series 2012A, Rev., 5.00%, 7/1/2021 (b)	100,000	101,507

South Dakota Health and Educational Facilities Authority, Regional Health

Rev., 5.00%, 9/1/2021	35,000	35,821

Rev., 5.00%, 9/1/2022	140,000	149,713

South Dakota Health and Educational Facilities Authority, Vocational Education Program

Series 2015C, Rev., 5.00%, 8/1/2021	25,000	25,492

Rev., 5.00%, 8/1/2022	20,000	21,337

South Dakota Housing Development Authority, Homeownership Mortgage Series B, Rev., 2.70%, 11/1/2021	15,000	15,232

South Dakota State Building Authority

Series 2011A, Rev., 5.00%, 9/1/2021	60,000	61,406

Series 2017A, Rev., 4.00%, 6/1/2022	50,000	52,289

Series 2018A, Rev., 4.00%, 6/1/2022	25,000	26,144

Series 2013B, Rev., 5.00%, 6/1/2022	80,000	84,656

Series 2015B, Rev., 5.00%, 6/1/2022	35,000	37,037

Series A, Rev., 5.00%, 6/1/2022	50,000	52,910

Series 2014D, Rev., 5.00%, 9/1/2022	80,000	85,588

Series 2019A, Rev., 4.00%, 6/1/2024	30,000	33,318

Series 2014D, Rev., 5.00%, 9/1/2024	25,000	28,811

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	291

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

South Dakota — continued

Tender Option Bond Trust Receipts/Certificates Series 2020-XG0302, Rev., VRDO, LIQ: Barclays Bank plc, 0.17%, 3/9/2021 (c) (f)	3,680,000	3,680,000

Total South Dakota		6,043,226

Tennessee — 1.7%

Chattanooga Health Educational and Housing Facility Board, Catholic Health Initiatives Series 2013A, Rev., 5.25%, 1/1/2023 (b)	1,615,000	1,758,945

City of Chattanooga Series 2017B, GO, 5.00%, 3/1/2021	25,000	25,000

City of Chattanooga, Electric System

Series 2015A, Rev., 5.00%, 9/1/2021	75,000	76,811

Series A, Rev., 5.00%, 9/1/2022	50,000	53,618

City of Clarksville, Water Sewer and Gas Rev., 5.00%, 2/1/2022	25,000	26,107

City of Franklin, Public Improvement GO, 5.00%, 4/1/2022	50,000	52,617

City of Franklin, Water and Sewer GO, 5.00%, 4/1/2021	25,000	25,098

City of Johnson City GO, 5.00%, 6/1/2021	20,000	20,240

City of Kingsport Series 2017A, GO, 5.00%, 3/1/2022	115,000	120,556

City of Knoxville, Electric System

GO, 5.00%, 5/1/2021	55,000	55,438

Series 2017HH, Rev., 5.00%, 7/1/2021	50,000	50,802

Series 2017-II, Rev., 5.00%, 7/1/2021	20,000	20,321

Series 2012-AA, Rev., 3.00%, 7/1/2023	100,000	100,877

City of Knoxville, Gas System Series 2013-T, Rev., 4.00%, 3/1/2021	50,000	50,000

City of Knoxville, Waterworks System

Series 2015A, Rev., 5.00%, 4/1/2021	75,000	75,293

Series 2015A, Rev., 5.00%, 4/1/2022	25,000	26,309

City of Memphis Series 2012A, GO, 5.00%, 4/1/2021	55,000	55,215

City of Memphis, General Improvement

GO, 5.00%, 6/1/2021	50,000	50,600

GO, 5.00%, 5/1/2022	155,000	156,214

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Tennessee — continued

City of Memphis, Sanitary Sewerage System

Rev., 5.00%, 10/1/2021	265,000	272,470

Rev., 5.00%, 10/1/2022	45,000	48,437

City of Morristown GO, 4.00%, 10/1/2024	100,000	102,109

City of Murfreesboro

GO, 5.00%, 6/1/2021	100,000	101,203

Series 2020C, GO, 3.00%, 2/1/2022	35,000	35,914

GO, 5.00%, 6/1/2022	50,000	53,020

City of Oak Ridge

GO, 5.00%, 6/1/2021	25,000	25,300

Series 2015A, GO, 5.00%, 6/1/2021	45,000	45,541

City of Pigeon Forge GO, 5.00%, 6/1/2021	40,000	40,475

Columbia Housing & Redevelopment Corp., Northridge Project Rev., 2.40%, 9/1/2021 (c)	150,000	151,566

County of Bradley GO, 5.00%, 6/1/2021	20,000	20,236

County of Hamilton GO, 3.00%, 3/1/2022	25,000	25,710

County of Knox

Series 2005A, GO, 5.00%, 5/1/2021	100,000	100,796

GO, 5.00%, 6/1/2021	45,000	45,540

Series 2020A, GO, 5.00%, 8/1/2022	30,000	32,050

County of Madison

GO, 5.00%, 4/1/2021	25,000	25,097

GO, 5.00%, 5/1/2021	20,000	20,159

GO, 5.00%, 4/1/2022	20,000	21,029

County of Montgomery GO, 5.00%, 4/1/2021	40,000	40,156

County of Montgomery, Public Improvement GO, 4.00%, 4/1/2022	20,000	20,829

County of Montgomery, School And Public Improvement GO, 5.00%, 4/1/2021	20,000	20,078

County of Putnam GO, 5.00%, 4/1/2022	25,000	26,309

County of Robertson

GO, 5.00%, 5/1/2021	100,000	100,796

Series 2014B, GO, 4.00%, 6/1/2021	100,000	100,954

County of Rutherford

GO, 4.00%, 4/1/2021	25,000	25,078

GO, 5.00%, 4/1/2021	190,000	190,747

GO, 3.00%, 4/1/2022 (b)	20,000	20,611

GO, 5.00%, 4/1/2022	45,000	47,355

SEE NOTES TO FINANCIAL STATEMENTS.

292	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Tennessee — continued

County of Shelby

Series 2012A, GO, 4.00%, 3/1/2021	55,000	55,000

Series 2012A, GO, 5.00%, 3/1/2021	50,000	50,000

Series 2015A, GO, 5.00%, 4/1/2021	75,000	75,293

Series 2012A, GO, 4.00%, 3/1/2022	120,000	124,602

Series A, GO, 5.00%, 3/1/2022	50,000	52,416

Series 2015A, GO, 5.00%, 4/1/2022	30,000	31,570

Series 2017A, GO, 5.00%, 4/1/2022	30,000	31,570

Series 2019B, GO, 5.00%, 4/1/2022	50,000	52,617

County of Sullivan, Improvement

Series 2015A, GO, 5.00%, 4/1/2021	100,000	100,390

Series 2015A, GO, 5.00%, 4/1/2022	25,000	26,303

County of Sumner, School and Public Improvement

GO, 5.00%, 12/1/2021	20,000	20,724

GO, 5.00%, 12/1/2022	125,000	135,505

County of Williamson GO, 4.00%, 4/1/2021	30,000	30,093

County of Williamson, Public Improvement and School Series 2016B, GO, 5.00%, 4/1/2021	30,000	30,117

County of Wilson, School Series 2017A, GO, 5.00%, 4/1/2021	25,000	25,098

County of Wilson, School and Public Improvement GO, 3.00%, 4/1/2021	50,000	50,115

Highlands Residential Services, Walnut Village Project Rev., GNMA COLL, 1.80%, 4/1/2021 (c)	50,000	50,064

Johnson City Energy Authority, Electric System Rev., 5.00%, 5/1/2022	25,000	26,407

Knox County Health Educational and Housing Facility Board, Clear Springs Apartments Project Rev., 1.80%, 5/1/2021 (c)	150,000	150,393

Memphis and Shelby County Port Commission Rev., 4.00%, 4/1/2021	300,000	300,921

Memphis Center City Revenue Finance Corp. Rev., AGM, 4.50%, 11/1/2021 (b)	100,000	102,899

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Bonds, Volunteer Healthcare Rev., Zero Coupon, 6/1/2021 (b)	815,000	814,641

Metropolitan Government of Nashville and Davidson County

Series 2015A, Rev., 5.00%, 5/15/2021	45,000	45,447

GO, 5.00%, 7/1/2021	85,000	86,376

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Tennessee — continued

Series 2015A, Rev., 5.00%, 5/15/2022	20,000	21,173

GO, 5.00%, 7/1/2022	25,000	26,621

Series 2015A, GO, 5.00%, 7/1/2022	25,000	26,622

Series 2015C, GO, 5.00%, 7/1/2022	150,000	159,729

Metropolitan Government of Nashville and Davidson County, Electrical System Series 2011A, Rev., 5.00%, 5/15/2021 (b)	35,000	35,345

Metropolitan Government of Nashville and Davidson County, Water and Sewer

Series 2017A, Rev., 4.00%, 7/1/2022	50,000	52,578

Rev., 5.00%, 7/1/2022	20,000	21,297

Series 2017B, Rev., 5.00%, 7/1/2023	25,000	27,739

Series 2020B, Rev., 5.00%, 7/1/2023	35,000	38,834

Pigeon Forge Industrial Development Board, Public Facility Rev., 5.00%, 6/1/2022	50,000	50,533

Public Building Authority of Sevier County, Local Government Public Improvement Rev., VRDO, GTD, LOC: Bank of America NA, 0.04%, 3/9/2021 (c)	14,370,000	14,370,000

Rutherford County Consolidated Utility District Rev., 4.00%, 2/1/2022	75,000	77,636

State of Tennessee

Series 2011A, GO, 5.00%, 10/1/2021	125,000	128,524

Series 2009B, GO, 5.00%, 11/1/2021	200,000	206,448

Tennergy Corp.

Series 2019A, Rev., LIQ: Royal Bank of Canada, 4.00%, 3/1/2021	200,000	200,000

Series 2019A, Rev., LIQ: Royal Bank of Canada, 5.00%, 10/1/2024 (c)	50,000	57,415

Tennessee Energy Acquisition Corp., Gas Project Series 2006A, Rev., 5.25%, 9/1/2021	395,000	404,646

Tennessee State School Bond Authority, Higher Educational Facility Second Program

Rev., 5.00%, 11/1/2021	100,000	103,224

Series 2014B, Rev., 5.00%, 11/1/2021	165,000	170,320

Series 2015B, Rev., 5.00%, 11/1/2021	110,000	113,546

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	293

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Tennessee — continued

Rev., 5.00%, 11/1/2022	50,000	53,998

Series 2013A, Rev., 5.00%, 11/1/2022	25,000	26,992

Series B, Rev., 5.00%, 11/1/2022	20,000	21,594

Tenth Special School District, Limited Obligation School GO, 4.00%, 4/1/2022	40,000	41,640

Town of Collierville Series 2015A, GO, 5.00%, 1/1/2022	75,000	78,018

Town of Collierville, Water and Sewer System GO, 4.00%, 11/1/2021	30,000	30,768

Town of Smyrna, Water and Sewer System GO, 4.00%, 6/1/2021	20,000	20,191

West Wilson Utility District, Water Rev., 4.50%, 6/1/2021 (b)	130,000	131,355

Total Tennessee		23,724,973

Texas — 6.2%

Abilene Independent School District, Unlimited Tax School Building

GO, PSF-GTD, 5.00%, 2/15/2022	55,000	57,544

Alamo Community College District, Financing System Senior Lien Series 2012A, Rev., 5.00%, 11/1/2021	30,000	30,967

Alamo Community College District, Maintenance Tax

GO, 4.00%, 2/15/2022	95,000	98,481

GO, 5.00%, 2/15/2022	25,000	25,091

GO, 5.50%, 2/15/2022	85,000	89,328

Alamo Regional Mobility Authority, Vehicle Registration Fee Senior Lien

Rev., 5.00%, 6/15/2021	25,000	25,347

Rev., 5.00%, 6/15/2023	50,000	55,246

Aledo Independent School District, Unlimited Tax GO, PSF-GTD, Zero Coupon, 2/15/2022	85,000	84,733

Alief Independent School District, School Building GO, PSF-GTD, 5.00%, 2/15/2022	20,000	20,925

Allen Economic Development Corp., Sales Tax Series 2017A, Rev., 4.00%, 9/1/2021	135,000	137,589

Allen Independent School District, School Building GO, PSF-GTD, 5.00%, 2/15/2022 (b)	20,000	20,927

Alvin Independent School District, Unlimited Tax Series 2014A, GO, PSF-GTD, 5.00%, 2/15/2022	100,000	104,557

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Texas — continued

Arlington Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2022	20,000	20,923

Austin Community College District Public Facility Corp., Hays New Campus Project Rev., 4.00%, 8/1/2022 (b)	25,000	26,362

Austin Community College District Public Facility Corp., Highland Campus — Building 3000 Project Rev., 5.00%, 8/1/2023	25,000	27,798

Austin Community College District Public Facility Corp., Round Rock Campus Rev., 5.00%, 8/1/2022	25,000	26,690

Austin Community College District, Combined Fee Series 2016A, Rev., 4.00%, 2/1/2023	125,000	133,595

Austin Community College District, Limited Tax

GO, 5.00%, 8/1/2021	105,000	107,115

GO, 5.00%, 8/1/2022	20,000	21,369

GO, 5.00%, 8/1/2023	35,000	38,899

Austin Independent School District, Unlimited Tax

GO, PSF-GTD, 5.00%, 8/1/2021	65,000	66,309

Series 2015B, GO, 5.00%, 8/1/2021	45,000	45,904

Series 2014B, GO, 5.00%, 8/1/2022	20,000	21,367

Barbers Hill Independent School District, Unlimited Tax GO, 5.00%, 2/15/2022	90,000	94,154

Bastrop Independent School District, Unlimited Tax Series 2013A, GO, PSF-GTD, 3.00%, 2/15/2023	140,000	145,412

Belton Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2022 (b)	85,000	88,941

Benavides Independent School District, Unlimited Tax GO, PSF-GTD, Zero Coupon, 8/15/2021	140,000	139,691

Bexar County Hospital District GO, 5.00%, 2/15/2022	50,000	52,293

Bexar County Hospital District, Limited Tax

GO, 5.00%, 2/15/2022	25,000	26,146

GO, 5.00%, 2/15/2023	200,000	218,166

Board of Regents of the University of Texas System, Financing System

Series 2012A, Rev., 4.00%, 8/15/2021	25,000	25,439

Series 2006C, Rev., 5.00%, 8/15/2021	35,000	35,773

SEE NOTES TO FINANCIAL STATEMENTS.

294	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Texas — continued

Series 2010B, Rev., 5.00%, 8/15/2021	315,000	321,955

Series 2012A, Rev., 5.00%, 8/15/2021	25,000	25,552

Series 2014A, Rev., 5.00%, 8/15/2021	35,000	35,773

Series 2016C, Rev., 5.00%, 8/15/2021	30,000	30,663

Series 2016D, Rev., 5.00%, 8/15/2021	20,000	20,442

Series 2016I, Rev., 5.00%, 8/15/2021	105,000	107,318

Series 2010B, Rev., 5.00%, 8/15/2022	30,000	32,115

Series 2012B, Rev., 5.00%, 8/15/2022 (b)	175,000	187,339

Series 2016C, Rev., 5.00%, 8/15/2022	30,000	32,115

Series 2016E, Rev., 5.00%, 8/15/2022	30,000	32,115

Series 2016J, Rev., 5.00%, 8/15/2022	80,000	85,641

Boerne Public Facilities Corp., Liv at Boerne Senior Apartments Rev., 2.75%, 11/1/2021 (c)	100,000	101,684

Brazosport Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2022	50,000	52,313

Buna Independent School District, School Building GO, PSF-GTD, 2.25%, 8/15/2023	120,000	122,605

Calhoun County Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2022	20,000	20,925

Canadian River Municipal Water Authority Corp., Conjunctive Use Groundwater Supply Project Rev., 5.00%, 2/15/2023	150,000	156,510

Canyon Regional Water Authority, Wells Ranch I Project

Rev., 4.00%, 8/1/2021	45,000	45,718

Rev., 5.00%, 8/1/2022	30,000	32,050

Capital Area Housing Finance Corp., Mission Trail at El Camino Real Apartments Rev., 2.10%, 9/1/2022 (c)	125,000	125,823

Carroll Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2022	20,000	20,925

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Texas — continued

Carrollton-Farmers Branch Independent School District, Unlimited Tax

GO, PSF-GTD, 5.00%, 2/15/2022	105,000	109,857

GO, PSF-GTD, 5.00%, 2/15/2023	25,000	27,271

Centerville Independent School District, Unlimited Tax GO, PSF-GTD, 4.00%, 8/15/2021 (b)	75,000	76,313

Central Texas Regional Mobility Authority, Subordinated Lien

Rev., 5.00%, 1/1/2023 (b)	25,000	27,162

Series 2020F, Rev., BAN, 5.00%, 1/1/2025	570,000	648,854

Central Texas Turnpike System Series C, Rev., 5.00%, 8/15/2022	150,000	158,161

Cinco Southwest Municipal Utility District No. 1 Rev., GTD, 3.00%, 12/1/2021	100,000	102,021

City of Abilene

GO, 4.00%, 2/15/2022	250,000	259,037

GO, 4.00%, 2/15/2023	25,000	26,764

GO, 5.00%, 2/15/2024	25,000	28,309

City of Abilene, Combination Tax

GO, 4.00%, 2/15/2022	85,000	88,073

GO, 5.00%, 2/15/2022	100,000	104,567

City of Amarillo, Waterworks and Sewer System

Rev., 5.00%, 4/1/2021	80,000	80,313

Rev., 5.00%, 4/1/2022	20,000	21,047

City of Arlington, Permanent Improvement

GO, 4.00%, 8/15/2021	30,000	30,524

Series 2015B, GO, 4.00%, 8/15/2021	20,000	20,350

GO, 5.00%, 8/15/2023	25,000	27,879

City of Arlington, Water and Wastewater System

Series 2019B, Rev., 3.00%, 6/1/2021	30,000	30,212

Series 2017A, Rev., 4.00%, 6/1/2021	210,000	212,003

Series 2015A, Rev., 5.00%, 6/1/2021	35,000	35,420

Series 2015B, Rev., 5.00%, 6/1/2021	50,000	50,601

Series 2013B, Rev., 3.00%, 6/1/2022	50,000	51,769

City of Austin, Electric Utility System

Series 2015A, Rev., 5.00%, 11/15/2021	150,000	155,130

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	295

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Texas — continued

Series 2015A, Rev., 5.00%, 11/15/2022	20,000	21,645

City of Austin, Public Improvement

GO, 5.00%, 9/1/2021	595,000	609,399

Series 2013A, GO, 5.00%, 9/1/2021	70,000	71,694

GO, 5.00%, 9/1/2022	65,000	69,713

GO, 5.00%, 9/1/2023	70,000	78,161

City of Austin, Public Property Finance Contractual Obligations

GO, 5.00%, 5/1/2021	30,000	30,239

GO, 5.00%, 11/1/2021	170,000	175,493

City of Austin, Water and Wastewater System

Rev., 5.00%, 11/15/2022	65,000	70,348

Rev., 5.00%, 11/15/2024	50,000	51,720

Rev., 5.00%, 11/15/2026	280,000	289,635

City of Baytown

GO, 5.00%, 2/1/2022	60,000	62,600

GO, 5.00%, 2/1/2023	35,000	38,073

City of Beaumont Series 2020A, GO, 5.00%, 3/1/2022	65,000	68,107

City of Beaumont, Waterworks and Sewer System Series 2014A, Rev., AGM, 5.00%, 9/1/2021	200,000	204,678

City of Boerne GO, 4.00%, 3/1/2022	100,000	103,784

City of Brownsville GO, 4.00%, 2/15/2022	265,000	273,986

City of Brownsville, Utilities System Series 2013A, Rev., 5.00%, 9/1/2024	100,000	110,786

City of Bryan

GO, 3.00%, 8/15/2021	25,000	25,318

GO, 3.00%, 8/15/2022	30,000	31,213

City of Bryan, Electric System Rev., 5.00%, 7/1/2021	115,000	116,764

City of Buda, Combination Tax GO, 5.00%, 8/15/2022	105,000	112,291

City of Burleson GO, 4.00%, 3/1/2022	35,000	36,307

City of Cedar Hill GO, 5.00%, 2/15/2022	90,000	94,110

City of Cedar Park GO, 5.00%, 2/15/2022	30,000	31,370

City of Cedar Park, Utility System Rev., 3.00%, 8/15/2022	25,000	26,011

City of College Station

GO, 5.00%, 2/15/2022	45,000	47,049

GO, 5.00%, 2/15/2023	30,000	32,743

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Texas — continued

City of Conroe, Certificates of Obligation Series 2020C, GO, 5.00%, 11/15/2021	165,000	170,570

City of Conroe, Water and Sewer System Series 2011, Rev., 3.00%, 11/15/2021	40,000	40,775

City of Corpus Christi, General Improvement

GO, 5.00%, 3/1/2021	30,000	30,000

GO, 5.00%, 3/1/2022	245,000	256,711

GO, 5.00%, 3/1/2023	40,000	43,791

Series 2020A, GO, 5.00%, 3/1/2023	35,000	38,317

City of Corpus Christi, Junior Lien Utility System Series C, Rev., 5.00%, 7/15/2021	50,000	50,887

City of Dallas

GO, 5.00%, 2/15/2022	150,000	156,864

GO, 5.00%, 2/15/2023	495,000	517,117

GO, 5.00%, 2/15/2025	100,000	104,477

City of Dallas Housing Finance Corp., Multi-Family, Palladium Redbird Rev., 1.50%, 4/1/2022 (c)	1,440,000	1,460,405

City of Dallas, Waterworks and Sewer System

Series 2012A, Rev., 5.00%, 10/1/2021	60,000	61,699

Rev., 5.00%, 10/1/2022	75,000	77,047

Series 2020C, Rev., 5.00%, 10/1/2022	30,000	32,266

City of Deer Park, Certificates of Obligation

GO, 3.00%, 3/15/2021	25,000	25,025

GO, 4.00%, 3/15/2021	180,000	180,245

GO, 3.00%, 3/15/2022	50,000	51,422

GO, 3.00%, 3/15/2024	25,000	26,896

City of Del Rio, Certificates of Obligation GO, AGM, 3.00%, 6/1/2021	50,000	50,340

City of Denton

GO, 4.00%, 2/15/2022	65,000	67,388

GO, 5.00%, 2/15/2022	45,000	47,082

GO, 5.00%, 2/15/2023	25,000	27,271

City of Denton, Certificates of Obligation GO, 5.00%, 2/15/2022	165,000	172,633

City of Eagle Pass, Limited Tax GO, 4.00%, 3/1/2022	75,000	77,692

City of Edinburg GO, 5.00%, 3/1/2022	20,000	20,946

City of El Campo, Certificates of Obligation Series 2015A, GO, 4.00%, 2/1/2022	100,000	103,421

SEE NOTES TO FINANCIAL STATEMENTS.

296	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Texas — continued

City of El Paso

GO, 5.00%, 8/15/2021	80,000	81,763

GO, 5.00%, 8/15/2022	60,000	64,222

Series 2014A, GO, 5.00%, 8/15/2023	50,000	55,732

City of El Paso Municipal Drainage Utility System Rev., 5.00%, 3/1/2022	135,000	141,535

City of El Paso, Certificates of Obligations GO, 5.00%, 8/15/2022	85,000	90,981

City of El Paso, Improvement Bond Series 2019A, GO, 5.00%, 8/15/2022	80,000	85,629

City of El Paso, Water and Sewer Rev., 5.00%, 3/1/2023	25,000	27,301

City of El Paso, Water and Sewer System

Rev., 4.00%, 3/1/2021	200,000	200,000

Series 2012A, Rev., 4.00%, 3/1/2021	25,000	25,000

Rev., 4.00%, 3/1/2022	25,000	25,961

Series 2012A, Rev., 4.00%, 3/1/2022 (b)	40,000	41,538

Rev., 5.00%, 3/1/2022	150,000	157,262

Series 2012A, Rev., 5.00%, 3/1/2022 (b)	25,000	26,210

Rev., 5.00%, 3/1/2023	25,000	27,301

City of Farmers Branch GO, 4.00%, 2/15/2025	35,000	39,701

City of Farmers Branch, Combination Tax GO, 5.00%, 2/15/2023	30,000	32,731

City of Fort Worth, General Purpose Series 2015A, GO, 5.00%, 3/1/2022	250,000	261,950

City of Fort Worth, Water and Sewer System Improvement

Rev., 5.00%, 2/15/2022	25,000	26,154

Series 2020A, Rev., 5.00%, 2/15/2022	155,000	162,155

City of Frisco

GO, 5.00%, 2/15/2022	195,000	203,982

Series 2015A, GO, 5.00%, 2/15/2022	80,000	83,685

GO, 5.00%, 2/15/2023	45,000	45,159

City of Frisco, Certificates of Obligation GO, 3.00%, 2/15/2022	20,000	20,541

City of Garland

GO, 5.00%, 2/15/2022	80,000	83,693

GO, 5.00%, 2/15/2023	35,000	38,251

Series 2015A, GO, 5.00%, 2/15/2023	25,000	27,322

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Texas — continued

City of Garland, Combination Tax GO, 5.00%, 2/15/2022	30,000	31,385

City of Garland, Electric Utility System

Series 2019A, Rev., 5.00%, 3/1/2022	585,000	612,354

Series 2016B, Rev., 5.00%, 3/1/2023	220,000	240,205

City of Georgetown

GO, 5.00%, 8/15/2021	20,000	20,435

GO, 5.00%, 8/15/2022	40,000	42,778

City of Grand Prairie, Combination Tax GO, 4.00%, 2/15/2022	55,000	57,010

City of Grapevine

GO, 5.00%, 2/15/2022	20,000	20,923

GO, 5.00%, 2/15/2023	40,000	43,674

City of Grapevine, Combination Tax

GO, 3.00%, 2/15/2022	25,000	25,678

GO, 5.00%, 2/15/2022	40,000	41,846

Series 2015A, GO, 5.00%, 8/15/2022	170,000	181,934

City of Heath, Certificates of Obligation GO, 4.00%, 2/15/2022	35,000	36,265

City of Houston, Airport System, Subordinate Lien

Series 2011B, Rev., 5.00%, 7/1/2021	25,000	25,394

Series 2018B, Rev., 5.00%, 7/1/2021	335,000	340,276

Series 2018D, Rev., 5.00%, 7/1/2021	55,000	55,866

City of Houston, Combined Utility System, Capital Appreciation Series A, Rev., AGM, Zero Coupon, 12/1/2024	85,000	82,610

City of Houston, Public Improvement

GO, 5.00%, 3/1/2021 (b)	100,000	100,000

Series 2012A, GO, 5.00%, 3/1/2021	30,000	30,000

Series 2012A, GO, 5.00%, 3/1/2022 (b)	160,000	167,757

Series 2014A, GO, 5.00%, 3/1/2022	25,000	26,213

City of Houston, Utility System, First Lien

Series 2014C, Rev., 5.00%, 5/15/2021	165,000	166,632

Series 2011D, Rev., 4.00%, 11/15/2021	25,000	25,681

Series 2012F, Rev., 4.00%, 11/15/2021 (b)	150,000	154,076

Series 2013B, Rev., 4.00%, 11/15/2021	70,000	71,907

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	297

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Texas — continued

Series 2017B, Rev., 4.00%, 11/15/2021	35,000	35,954

Series 2019B, Rev., 4.00%, 11/15/2021	145,000	148,951

Series 2011D, Rev., 5.00%, 11/15/2021 (b)	350,000	361,974

Series 2011F, Rev., 5.00%, 11/15/2021 (b)	75,000	77,565

Series 2012D, Rev., 5.00%, 11/15/2021	95,000	98,256

Series 2012F, Rev., 5.00%, 11/15/2021 (b)	75,000	77,565

Series 2014D, Rev., 5.00%, 11/15/2021	75,000	77,570

Series 2016B, Rev., 5.00%, 11/15/2021	230,000	237,882

Series 2014C, Rev., 5.00%, 5/15/2022	75,000	79,378

Series 2012D, Rev., 5.00%, 11/15/2022 (b)	40,000	43,291

Series 2014D, Rev., 5.00%, 11/15/2022	20,000	21,649

Series 2016B, Rev., 5.00%, 11/15/2022	95,000	102,833

Series 2018D, Rev., 5.00%, 11/15/2022	105,000	113,657

City of Hutto Series 2019A, GO, 5.00%, 8/1/2025	20,000	23,687

City of Irving, Waterworks and Sewer System

Rev., 5.00%, 8/15/2022	25,000	26,747

Series 2017B, Rev., 5.00%, 8/15/2022	20,000	21,398

City of Kenedy, Certificates of Obligation GO, 4.00%, 5/1/2025	25,000	28,290

City of Killeen, Waterworks and Sewerage Improvement Rev., 4.00%, 8/15/2021	115,000	117,009

City of Lakeway GO, 4.00%, 2/1/2024	45,000	49,529

City of Laredo

GO, 4.00%, 2/15/2022	70,000	72,531

GO, 5.00%, 2/15/2022	70,000	73,197

GO, 5.00%, 2/15/2023	45,000	48,939

GO, 5.00%, 2/15/2024	25,000	28,167

City of Laredo, Waterworks and Sewer System

Rev., AGM, 3.50%, 3/1/2022 (b)	300,000	309,951

Rev., AGM, 3.63%, 3/1/2022 (b)	100,000	103,441

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Texas — continued

City of League City Series 2011A, GO, 5.00%, 2/15/2022	25,000	26,142

City of Lewisville GO, 5.00%, 2/15/2022	50,000	52,308

City of Lubbock

GO, 4.00%, 2/15/2022	20,000	20,727

GO, 5.00%, 2/15/2022	225,000	235,318

City of Lubbock, Certificates of Obligation GO, 5.00%, 2/15/2022	75,000	78,439

City of Lubbock, Electric Light and Power System Rev., 5.00%, 4/15/2022	120,000	126,466

City of Lubbock, Tax and Waterworks System GO, 5.00%, 2/15/2022	20,000	20,917

City of Mansfield, Combination Tax GO, 4.00%, 2/15/2022	20,000	20,733

City of McAllen

GO, 5.00%, 2/15/2022	50,000	52,308

GO, 5.00%, 2/15/2023	25,000	27,271

City of McAllen, Water and Sewer Rev., 5.00%, 2/1/2023	25,000	27,215

City of McKinney

GO, 5.00%, 8/15/2021	295,000	301,487

GO, 5.00%, 8/15/2022	70,000	74,914

GO, 5.00%, 8/15/2025	25,000	29,898

City of McKinney, Waterworks and Sewer System

Rev., 5.00%, 3/15/2021	175,000	175,306

Rev., 5.00%, 3/15/2022	25,000	26,255

City of Mesquite

GO, 4.00%, 2/15/2022	45,000	46,627

GO, 5.00%, 2/15/2023	30,000	32,743

City of Mesquite, Combination Tax GO, 3.00%, 2/15/2022	55,000	56,465

City of Mesquite, Waterworks and Sewer System

Rev., 4.00%, 3/1/2021	110,000	110,000

Rev., 3.00%, 3/1/2023	45,000	47,316

City of Midland GO, 5.00%, 3/1/2022	25,000	26,195

City of Midland, Certificates of Obligation

GO, 4.00%, 3/1/2021	50,000	50,000

GO, 5.00%, 3/1/2025	40,000	46,968

City of Midlothian GO, 5.00%, 2/1/2022	20,000	20,886

City of Midlothian, Combination Tax GO, 3.00%, 8/15/2024	25,000	27,070

City of Missouri GO, 5.00%, 6/15/2023	35,000	38,705

SEE NOTES TO FINANCIAL STATEMENTS.

298	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Texas — continued

City of Missouri City GO, 5.00%, 6/15/2021	30,000	30,411

City of Missouri City, Certificates of Combination

Series 2018A, GO, 5.00%, 6/15/2022	20,000	21,222

GO, 4.00%, 8/15/2022	100,000	105,495

City of New Braunfels GO, 5.00%, 2/1/2022	70,000	72,974

City of New Braunfels, Certificates of Obligation

GO, 3.00%, 2/1/2022	30,000	30,728

Series 2014A, GO, 3.00%, 2/1/2022	50,000	51,212

GO, 4.00%, 2/1/2022	35,000	36,168

City of New Braunfels, Utility System Rev., 5.00%, 7/1/2022	25,000	26,542

City of Odessa GO, 4.00%, 3/1/2023	100,000	106,926

City of Pasadena

Series 2016A, GO, 5.00%, 2/15/2022	25,000	26,154

Series 2012A, GO, 5.00%, 2/15/2024	55,000	55,196

City of Pearland

Series 2020A, GO, 3.00%, 3/1/2021	20,000	20,000

GO, 3.00%, 3/1/2022	25,000	25,697

GO, 4.00%, 3/1/2022	25,000	25,946

GO, 5.00%, 3/1/2024	40,000	45,418

Series 2016B, GO, 5.00%, 3/1/2024	25,000	28,387

City of Pflugerville, Limited Tax

GO, 3.00%, 8/1/2021 (b)	100,000	101,179

GO, 5.00%, 8/1/2022	35,000	37,366

City of Plano

GO, 4.38%, 3/1/2021 (b)	100,000	100,000

GO, 5.00%, 9/1/2021	75,000	76,811

GO, 5.00%, 9/1/2022	95,000	101,873

GO, 5.00%, 9/1/2023	30,000	33,482

City of Plano, Municipal Drainage Utility System Rev., 3.00%, 5/15/2021	50,000	50,290

City of Portland GO, 4.00%, 8/15/2023	25,000	27,217

City of Richardson

Series 2016A, GO, 5.00%, 2/15/2022	40,000	41,847

GO, 3.00%, 2/15/2023	25,000	26,298

City of Richland Hills, Combination Tax GO, 4.00%, 8/15/2022	25,000	26,374

City of Round Rock GO, 5.00%, 8/15/2022	20,000	21,404

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Texas — continued

City of Round Rock, Utility System Rev., 5.00%, 8/1/2022	40,000	42,733

City of Rowlett GO, 5.00%, 2/15/2022	110,000	114,991

City of Sachse Series 2017A, GO, 4.00%, 2/15/2025	65,000	73,078

City of San Antonio

GO, 4.50%, 8/1/2021	75,000	76,362

GO, 5.00%, 8/1/2021 (b)	165,000	168,331

GO, 5.00%, 8/1/2022	65,000	69,412

City of San Antonio, Electric and Gas Systems

Series B, Rev., 2.00%, 12/1/2021 (c)	100,000	100,442

Rev., 5.00%, 2/1/2022	600,000	626,568

Rev., 5.00%, 2/1/2023	50,000	53,350

Rev., 3.00%, 2/1/2024	175,000	181,545

City of San Antonio, Municipal Drainage Utility System Rev., 5.00%, 2/1/2022	40,000	41,771

City of San Marcos GO, 3.00%, 8/15/2021	25,000	25,316

City of San Marcos, Combination Tax

GO, 5.00%, 8/15/2023	40,000	44,586

GO, 5.00%, 8/15/2024	35,000	40,405

City of Sherman GO, 5.00%, 8/15/2021	195,000	199,243

City of Sugar Land

GO, 5.00%, 2/15/2022	30,000	31,364

GO, 5.00%, 2/15/2023	45,000	49,115

City of Sugar Land, Waterworks and Sewer System

Series 2012A, Rev., 4.00%, 8/15/2021	125,000	127,143

Rev., 5.00%, 8/15/2021	45,000	45,975

Rev., 4.00%, 8/15/2022	50,000	52,733

Rev., 5.00%, 8/15/2022	60,000	64,148

Series 2012A, Rev., 4.00%, 8/15/2023	215,000	218,655

City of Temple

GO, 4.00%, 8/1/2022	35,000	36,897

GO, 5.00%, 8/1/2022	120,000	128,200

City of Temple, Utility System Rev., 4.00%, 8/1/2021	25,000	25,398

City of Tyler, Water and Sewer System Series 2015B, Rev., 2.75%, 9/1/2021	25,000	25,323

City of Victoria GO, 5.00%, 8/15/2022	35,000	37,457

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	299

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Texas — continued

City of Victoria, Utility System Rev., 5.00%, 12/1/2022	25,000	27,083

City of Waco

GO, 5.00%, 2/1/2022	330,000	344,454

GO, 5.00%, 2/1/2023	30,000	32,677

City of Waco, Combination Tax

GO, 5.00%, 2/1/2022	75,000	78,285

GO, 5.00%, 2/1/2023	45,000	49,015

GO, 5.00%, 2/1/2024	20,000	22,653

City of Waxahachie Series 2016A, GO, 2.00%, 8/1/2021	125,000	125,935

City of Weatherford GO, 3.00%, 3/1/2022	25,000	25,677

City of Weslaco GO, AGM, 5.00%, 8/15/2021 (b)	25,000	25,551

City of Wichita Falls

Series 2015A, GO, 4.00%, 9/1/2021	25,000	25,477

Series 2018A, GO, 4.00%, 9/1/2021	70,000	71,336

City of Windcrest Series 2019B, GO, 5.00%, 2/15/2023	75,000	81,673

City of Wylie

GO, 4.00%, 2/15/2022	50,000	51,807

GO, 5.00%, 2/15/2023	50,000	54,593

Clear Creek Independent School District, Unlimited Tax

GO, PSF-GTD, 5.00%, 2/15/2022	60,000	62,775

Series 2012B, GO, 5.00%, 2/15/2022 (b)	1,105,000	1,156,223

Clear Lake City Water Authority

GO, 4.00%, 3/1/2021	125,000	125,000

GO, 4.00%, 3/1/2022	105,000	108,299

GO, 4.00%, 3/1/2023	145,000	155,043

Clifton Higher Education Finance Corp. Rev., 5.00%, 3/1/2021 (b)	80,000	80,000

Clifton Higher Education Finance Corp., Idea Public Schools

Rev., PSF-GTD, 4.00%, 8/15/2021	90,000	91,534

Rev., 4.80%, 8/15/2021 (b)	155,000	158,204

Rev., PSF-GTD, 4.00%, 8/15/2023	25,000	27,192

Columbia-Brazoria Independent School District GO, PSF-GTD, 3.00%, 2/1/2025	200,000	216,966

Comal Independent School District, Unlimited Tax

GO, PSF-GTD, 5.00%, 2/1/2025	25,000	29,361

Series B, GO, PSF-GTD, 5.00%, 2/1/2025	25,000	28,292

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Texas — continued

Conroe Independent School District, School Building, Unlimited Tax

GO, PSF-GTD, 5.00%, 2/15/2022	40,000	41,850

Series 2014A, GO, PSF-GTD, 5.00%, 2/15/2022	50,000	52,313

Series 2016A, GO, PSF-GTD, 5.00%, 2/15/2022	50,000	52,313

Series 2016A, GO, PSF-GTD, 5.00%, 2/15/2023	35,000	38,230

Conroe Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2022	60,000	62,776

Coppell Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 8/15/2022	20,000	21,407

Corpus Christi Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 8/15/2021	30,000	30,661

County of Bell, Combination Tax GO, 5.00%, 8/15/2021	160,000	163,488

County of Bexar, Combination Tax

GO, 5.00%, 6/15/2021	90,000	91,251

Series B, GO, 5.00%, 6/15/2021	20,000	20,278

Series 2016B, GO, 5.00%, 6/15/2022	30,000	31,865

County of Bexar, Flood Control

GO, 5.00%, 6/15/2022	20,000	21,243

GO, 5.00%, 6/15/2024	45,000	51,698

County of Brazoria, Unlimited Tax GO, 4.00%, 3/1/2022	50,000	51,917

County of Brazos, Limited Tax

GO, 5.00%, 9/1/2021	105,000	107,509

GO, 5.00%, 9/1/2022	20,000	21,431

County of Cameron, State Highway 550 Project GO, 5.00%, 2/15/2022 (b)	25,000	26,159

County of Collin GO, 5.00%, 2/15/2022	85,000	88,924

County of Comal, Combination Tax

GO, 5.00%, 2/1/2022	50,000	52,190

Series 2017A, GO, 3.00%, 2/1/2023	25,000	26,223

County of Crane GO, AGM, 3.00%, 2/15/2022	85,000	87,116

County of Dallas, Limited Tax GO, 5.00%, 8/15/2021	25,000	25,550

County of Denton, Permanent Improvement

GO, 5.00%, 7/15/2021	20,000	20,356

GO, 5.00%, 7/15/2022	65,000	69,264

County of Ector GO, 5.00%, 2/15/2022	400,000	417,872

SEE NOTES TO FINANCIAL STATEMENTS.

300	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Texas — continued

County of El Paso GO, 5.00%, 2/15/2022	20,000	20,923

County of Ellis GO, 5.00%, 2/1/2022	70,000	73,066

County of Fort Bend, Limited Tax GO, 4.00%, 3/1/2021	175,000	175,000

County of Fort Bend, Unlimited Tax

GO, 5.00%, 3/1/2022	50,000	52,410

GO, 5.00%, 3/1/2023	25,000	27,354

County of Fort Bend, Unlimited Tax and Subordinate Lien Toll Road GO, 5.00%, 3/1/2022	140,000	146,742

County of Galveston, Limited Tax

GO, 4.00%, 2/1/2022	90,000	93,164

GO, 5.00%, 2/1/2024	50,000	56,507

County of Grayson, Limited Tax GO, 4.50%, 1/1/2023	35,000	37,561

County of Grayson, Pass-Through Toll, Limited Tax GO, 5.00%, 1/1/2022	20,000	20,805

County of Harris, Permanent Improvement

GO, 5.00%, 10/1/2021 (b)	120,000	123,319

Series 2011A, GO, 5.00%, 10/1/2021	50,000	51,410

Series 2017A, GO, 5.00%, 10/1/2021	75,000	77,114

Series 2020A, GO, 5.00%, 10/1/2021	35,000	35,987

County of Harris, Subordinated Lien

GO, 5.00%, 8/15/2022	85,000	90,967

Series 2007C, GO, 5.25%, 8/15/2024	280,000	326,365

County of Harris, Toll Road, Senior Lien

Series 2015B, Rev., 5.00%, 8/15/2021	45,000	45,989

Series 2016A, Rev., 5.00%, 8/15/2021	100,000	102,199

Series 2015B, Rev., 5.00%, 8/15/2022	230,000	246,146

Series 2016A, Rev., 5.00%, 8/15/2022	170,000	181,934

Series 2016A, Rev., 5.00%, 8/15/2024	60,000	69,422

Series 2012C, Rev., 5.00%, 8/15/2025	30,000	31,977

County of Harris, Unlimited Tax

Series 2014A, GO, 5.00%, 10/1/2021	25,000	25,705

Series 2019A, GO, 5.00%, 10/1/2021	35,000	35,986

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Texas — continued

County of Hays, Limited Tax GO, 5.00%, 2/15/2022	45,000	47,077

County of Hays, Pass-Through, Unlimited Tax GO, 3.00%, 2/15/2022	35,000	35,949

County of Hidalgo GO, 5.00%, 8/15/2021	45,000	45,979

County of Jefferson GO, 5.00%, 8/1/2022	50,000	53,342

County of Kendall, Limited Tax

GO, 4.00%, 3/1/2021	50,000	50,000

GO, 4.00%, 3/1/2023	25,000	26,778

County of Lubbock GO, 5.00%, 2/15/2022	20,000	20,923

County of McLennan, Combination Tax and Limited Pledge GO, 3.00%, 6/1/2021	35,000	35,246

County of Montgomery, Limited Tax GO, 5.00%, 3/1/2021	25,000	25,000

County of Montgomery, Pass-Through Toll, Limited Tax GO, 5.00%, 3/1/2022 (b)	50,000	52,369

County of Montgomery, Unlimited Tax GO, 5.00%, 3/1/2022	25,000	26,195

County of Montgomery, Unlimited Tax Road, Limited Tax

Series 2016A, GO, 5.00%, 3/1/2022	20,000	20,956

Series 2016A, GO, 5.00%, 3/1/2023	40,000	43,707

County of Nueces, Limited Tax GO, 4.00%, 2/15/2022	25,000	25,904

County of Parker, Unlimited Tax GO, 4.00%, 2/15/2022 (b)	50,000	51,842

County of Taylor, Limited Tax

GO, 5.00%, 2/15/2022	90,000	94,110

GO, 5.00%, 2/15/2025	30,000	35,110

County of Tom Green, Combination Tax and Limited Surplus GO, 5.00%, 2/1/2022	30,000	31,300

County of Travis, Limited Tax

GO, 5.00%, 3/1/2021	105,000	105,000

Series 2019A, GO, 5.00%, 3/1/2021	105,000	105,000

GO, 3.50%, 3/1/2022	30,000	31,001

GO, 5.00%, 3/1/2022	105,000	110,073

GO, 5.00%, 3/1/2024	100,000	113,610

County of Travis, State Highway System Series 2014-A, GO, 5.00%, 3/1/2021	20,000	20,000

County of Travis, Unlimited Tax Road

GO, 3.00%, 3/1/2022	70,000	71,987

GO, 5.00%, 3/1/2022	100,000	104,831

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	301

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Texas — continued

County of Williamson, Limited Tax GO, 5.00%, 2/15/2022	20,000	20,915

County of Williamson, Unlimited Tax GO, 4.00%, 2/15/2022	45,000	46,631

Crandall Independent School District, Unlimited Tax Series 2017B, GO, PSF-GTD, 3.00%, 8/15/2022	30,000	31,240

Dallas Area Rapid Transit, Sales Tax, Senior Lien

Series 2016B, Rev., 4.00%, 12/1/2021	50,000	51,421

Series 2014A, Rev., 5.00%, 12/1/2021	265,000	274,513

Series 2016B, Rev., 5.00%, 12/1/2021	110,000	113,949

Rev., 5.00%, 12/1/2022 (b)	155,000	168,056

Series 2014A, Rev., 5.00%, 12/1/2022	125,000	135,414

Series 2016B, Rev., 5.00%, 12/1/2022	70,000	75,832

Dallas County Hospital District, Limited Tax GO, 5.00%, 8/15/2022	100,000	106,793

Dallas County Utility & Reclamation District, Unlimited Tax

GO, 5.00%, 2/15/2022	110,000	114,774

GO, 5.00%, 2/15/2024	115,000	129,533

Dallas Fort Worth International Airport

Series 2013D, Rev., 5.00%, 11/1/2021	175,000	180,533

Series 2013G, Rev., 5.00%, 11/1/2021	380,000	392,016

Series 2014E, Rev., 5.00%, 11/1/2021	205,000	211,482

Series 2014C, Rev., 5.00%, 11/1/2024	175,000	196,817

Series F, Rev., 5.00%, 11/1/2024	370,000	416,128

Dallas Independent School District, Unlimited Tax

GO, PSF-GTD, 5.00%, 2/15/2022 (b)	25,000	26,146

Series 2019B, GO, PSF-GTD, 5.00%, 2/15/2023	45,000	49,171

GO, PSF-GTD, 5.00%, 2/15/2025	100,000	100,364

Decatur Independent School District, Capital Appreciation GO, PSF-GTD, Zero Coupon, 8/15/2021	385,000	384,704

Deer Park Independent School District, Limited Tax School Building GO, PSF-GTD, 5.00%, 2/15/2022	20,000	20,925

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Texas — continued

Del Mar College District, Combined Fee Rev., 5.00%, 8/15/2021	200,000	204,306

Del Mar College District, Limited Tax

GO, 4.00%, 8/15/2021	30,000	30,517

GO, 3.50%, 8/15/2022	45,000	47,147

GO, 4.00%, 8/15/2023	20,000	21,738

GO, 5.00%, 8/15/2023	50,000	51,068

Denton County Fresh Water Supply District No. 6, Unlimited Tax GO, 4.00%, 2/15/2022	160,000	165,550

Denton Independent School District

Series 2014A, GO, PSF-GTD, 5.00%, 8/15/2021	75,000	76,653

GO, PSF-GTD, 5.00%, 8/15/2022	30,000	32,111

Dripping Springs Independent School District, Unlimited Tax School Building GO, PSF-GTD, 5.00%, 2/15/2022	35,000	36,619

Eagle Pass Independent School District GO, PSF-GTD, 4.00%, 8/15/2021	100,000	101,751

Eanes Independent School District Series B, GO, 4.00%, 8/1/2021	135,000	137,155

Edgewood Independent School District GO, PSF-GTD, 5.00%, 8/15/2023	100,000	102,139

El Paso Downtown Development Corp, Downtown Ballpark Venue Project Rev., 5.00%, 8/15/2021	250,000	253,770

El Paso Independent School District GO, PSF-GTD, 5.00%, 8/15/2023	75,000	83,599

Flour Bluff Independent School District GO, PSF-GTD, 5.00%, 8/15/2022 (b)	150,000	160,577

Fort Bend County Water Control & Improvement District No. 2 GO, 4.00%, 9/1/2021	100,000	101,908

Fort Bend Grand Parkway Toll Road Authority Rev., 5.00%, 3/1/2022	65,000	68,107

Fort Bend Independent School District

GO, PSF-GTD, 5.00%, 8/15/2021	45,000	45,992

Series 2019C, GO, PSF-GTD, 5.00%, 8/15/2021	30,000	30,661

Series 2015C, GO, PSF-GTD, 5.00%, 2/15/2022	25,000	26,157

Fort Worth Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2022	35,000	36,619

Frenship Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2022 (b)	25,000	26,159

Friendswood Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2022	100,000	104,626

SEE NOTES TO FINANCIAL STATEMENTS.

302	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Texas — continued

Frisco Independent School District, School Building

GO, PSF-GTD, 5.00%, 8/15/2021 (b)	495,000	505,914

GO, PSF-GTD, 5.00%, 8/15/2022	20,000	21,407

Galena Park Independent School District

GO, PSF-GTD, 4.00%, 8/15/2021	30,000	30,525

GO, PSF-GTD, 5.00%, 8/15/2021	100,000	102,204

GO, PSF-GTD, 5.00%, 8/15/2022	50,000	53,518

Garland Independent School District, School Building GO, PSF-GTD, 5.00%, 2/15/2022	25,000	26,152

Grapevine-Colleyville Independent School District, Unlimited Tax, School Building Series 2013B, GO, 5.00%, 8/15/2022	25,000	26,755

Grayson County Junior College District GO, 4.00%, 2/15/2022	25,000	25,916

Gregory-Portland Independent School District Series 2021A, GO, PSF-GTD, 5.00%, 2/15/2023	35,000	38,244

Harris County Cultural Education Facilities Finance Corp., Baylor Medical Project Rev., 5.00%, 11/15/2021	600,000	619,176

Harris County Cultural Education Facilities Finance Corp., Children’s Hospital

Series 2015-1, Rev., 5.00%, 10/1/2021	200,000	205,544

Rev., 5.00%, 10/1/2023	20,000	22,333

Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System

Rev., 5.00%, 12/1/2021	150,000	155,327

Rev., 5.00%, 12/1/2022	155,000	167,793

Series 2013A, Rev., 5.00%, 12/1/2023	220,000	237,290

Rev., 5.00%, 12/1/2024 (c)	185,000	214,722

Series 2019C-2, Rev., (SIFMA Municipal Swap Index Yield + 0.57%), 0.60%, 12/4/2024 (e)	490,000	487,736

Harris County Cultural Education Facilities Finance Corp., Teco Project Rev., 5.00%, 11/15/2022	100,000	107,905

Harris County Flood Control District Series 2008A, Rev., 5.25%, 10/1/2021	65,000	66,930

Harris County Municipal Utility District No. 530 GO, 5.50%, 9/1/2021	25,000	25,666

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Texas — continued

Harris County Toll Road Authority (The), Senior Lien

Series A, Rev., 5.00%, 8/15/2021	45,000	45,990

Series 2018A, Rev., 5.00%, 8/15/2022	250,000	267,550

Hays Consolidated Independent School District GO, PSF-GTD, 3.00%, 2/15/2022	25,000	25,680

Hays Consolidated Independent School District, School Building Series 2018B, GO, PSF-GTD, 2.70%, 8/15/2023 (c)	100,000	103,071

Hidalgo County Drain District No. 1 Unlimited Tax GO, 5.00%, 9/1/2022	100,000	107,157

Houston Community College System

GO, 4.00%, 3/15/2021	50,000	50,070

Rev., 5.00%, 4/15/2021	60,000	60,346

GO, 5.00%, 2/15/2022	175,000	183,025

Rev., 5.00%, 4/15/2022	65,000	68,502

GO, 5.00%, 2/15/2023	55,000	60,041

Houston Independent School District

GO, 5.00%, 7/15/2021	25,000	25,449

GO, PSF-GTD, 5.00%, 2/15/2022	20,000	20,925

Series 2016A, GO, PSF-GTD, 5.00%, 2/15/2022	40,000	41,850

GO, PSF-GTD, 5.00%, 2/15/2025	25,000	29,419

Hudson Independent School District, Unlimited Tax GO, PSF-GTD, 4.00%, 2/15/2022	200,000	207,230

Humble Independent School District

Series 2015A, GO, PSF-GTD, 5.00%, 2/15/2022	25,000	26,157

Series 2016B, GO, PSF-GTD, 5.00%, 2/15/2022	120,000	125,551

Hurst-Euless-Bedford Independent School District GO, PSF-GTD, 5.00%, 8/15/2022	45,000	48,166

Jefferson County Drain District No. 7, Maintenance Tax Notes Rev., 4.00%, 3/1/2022	100,000	103,784

Katy Independent School District, School Building

Series 2012A, GO, PSF-GTD, 3.00%, 2/15/2022	50,000	51,361

Series 2012A, GO, PSF-GTD, 5.00%, 2/15/2022 (b)	30,000	31,391

Series 2014B, GO, PSF-GTD, 5.00%, 2/15/2022	30,000	31,388

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	303

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Texas — continued

Series 2015A, GO, PSF-GTD, 3.00%, 2/15/2023	50,000	52,636

Series 2016-D, GO, PSF-GTD, 5.00%, 2/15/2023	20,000	21,833

Keller Independent School District, Unlimited Tax

Series A, GO, PSF-GTD, 5.00%, 8/15/2021	20,000	20,441

GO, PSF-GTD, 5.00%, 8/15/2022	45,000	48,166

Series 2014A, GO, PSF-GTD, 5.00%, 8/15/2022	75,000	80,277

Klein Independent School District, Unlimited Tax

GO, PSF-GTD, 5.00%, 2/1/2022	110,000	114,881

Series 2015A, GO, PSF-GTD, 5.00%, 8/1/2024	65,000	74,985

La Porte Independent School District

GO, 5.00%, 2/15/2022	30,000	31,385

GO, 5.00%, 2/15/2023	60,000	65,351

Lamar Consolidated Independent School District

GO, PSF-GTD, 5.00%, 2/15/2022	35,000	36,619

Series 2012B, GO, PSF-GTD, 5.00%, 2/15/2022	25,000	26,157

Laredo Independent School District, Unlimited Tax GO, 5.00%, 8/1/2021	30,000	30,590

Lasara Independent School District GO, PSF-GTD, 3.00%, 2/15/2022	30,000	30,755

Leander Independent School District, Unlimited Tax

Series 2017A, GO, PSF-GTD, 5.00%, 8/15/2021	20,000	20,441

Series 2013A, GO, PSF-GTD, 5.00%, 8/15/2023 (b)	40,000	44,486

Series 2013B, GO, 5.00%, 8/15/2023	60,000	66,676

Lewisville Independent School District, Unlimited Tax

Series 2013B, GO, 4.00%, 8/15/2021	30,000	30,524

Series 2016B, GO, 4.00%, 8/15/2021	30,000	30,524

GO, PSF-GTD, 5.00%, 8/15/2021	90,000	91,984

Series 2013A, GO, PSF-GTD, 5.00%, 8/15/2021	25,000	25,551

Series 2013A, GO, PSF-GTD, 3.00%, 8/15/2022	20,000	20,827

Series 2013E, GO, PSF-GTD, 3.00%, 8/15/2022	50,000	52,067

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Texas — continued

GO, PSF-GTD, 5.00%, 8/15/2022	50,000	53,518

Series 2016B, GO, 5.00%, 8/15/2022	30,000	32,106

GO, PSF-GTD, 5.00%, 8/15/2023	25,000	27,866

London Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 8/15/2021 (b)	250,000	255,450

Lone Star College System Rev., 5.00%, 8/15/2021	50,000	51,100

Lone Star College System, Limited Tax

Series 2015B, GO, 5.00%, 2/15/2022	20,000	20,923

GO, 5.00%, 2/15/2024	40,000	41,823

Lower Colorado River Authority

Rev., 5.00%, 5/15/2021	35,000	35,346

Rev., 5.00%, 5/15/2024	125,000	142,969

Rev., 5.13%, 5/15/2024	100,000	110,080

Lower Colorado River Authority, LCRA Transmission Services Corp. Project

Rev., 5.00%, 5/15/2021	490,000	494,846

Series 2011A, Rev., 5.00%, 5/15/2021 (b)	140,000	141,367

Series 2011B, Rev., 5.00%, 5/15/2021 (b)	530,000	535,173

Rev., 5.00%, 5/15/2022	185,000	195,800

Rev., 5.00%, 5/15/2023	250,000	275,855

Rev., 5.00%, 5/15/2024	100,000	114,375

Lufkin Independent School District, Unlimited Tax

GO, PSF-GTD, 3.00%, 8/15/2021	60,000	60,779

GO, PSF-GTD, 3.00%, 8/15/2022	60,000	62,481

Magnolia Independent School District, Unlimited Tax

GO, PSF-GTD, 3.25%, 8/15/2021 (b)	40,000	40,561

GO, 5.00%, 8/15/2021	60,000	61,320

GO, PSF-GTD, 5.00%, 8/15/2021	35,000	35,771

GO, 5.00%, 8/15/2022	50,000	53,510

GO, PSF-GTD, 5.00%, 8/15/2022	20,000	21,407

Mansfield Independent School District Series 2013B, GO, PSF-GTD, 5.00%, 2/15/2022	20,000	20,925

McAllen Independent School District, Maintenance Tax Series 2020, GO, 5.00%, 2/15/2022	50,000	52,308

McLennan County Junior College District, Limited Tax

GO, 5.00%, 8/15/2021	210,000	214,599

GO, 5.00%, 8/15/2022	170,000	181,883

SEE NOTES TO FINANCIAL STATEMENTS.

304	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Texas — continued

Mesquite Independent School District GO, PSF-GTD, 5.00%, 8/15/2022 (b)	35,000	37,468

Metropolitan Transit Authority of Harris County, Sales and Use Tax

Series 2011A, Rev., 5.00%, 11/1/2021 (b)	1,135,000	1,171,480

Series 2015B, Rev., 5.00%, 11/1/2021	20,000	20,634

Series 2016A, Rev., 5.00%, 11/1/2021	85,000	87,694

Series 2017A, Rev., 5.00%, 11/1/2021	25,000	25,792

Rev., 5.00%, 11/1/2022	195,000	210,302

Series 2015B, Rev., 5.00%, 11/1/2022	20,000	21,569

Series 2016A, Rev., 5.00%, 11/1/2022	50,000	53,923

Series 2017A, Rev., 5.00%, 11/1/2022	30,000	32,354

Series 2015B, Rev., 5.00%, 11/1/2023	25,000	28,067

Series 2017A, Rev., 5.00%, 11/1/2023	35,000	39,293

Midland College District

GO, 5.00%, 2/15/2022	55,000	57,539

GO, 5.00%, 2/15/2023	85,000	88,756

Midland County Fresh Water Supply District No. 1 Rev., 5.00%, 9/15/2022 (b)	25,000	26,860

Midway Independent School District, McLennan County

GO, PSF-GTD, 5.00%, 8/1/2021	100,000	102,014

GO, PSF-GTD, 5.00%, 8/1/2022	90,000	96,162

GO, PSF-GTD, 5.00%, 8/15/2022 (b)	25,000	26,763

Montgomery County Health Facilities Development Co. Rev., AGM-CR, Zero Coupon, 7/15/2023 (b)	235,000	232,511

Mustang Special Utility District

Series 2018A, Rev., 5.00%, 9/1/2021	45,000	46,075

Rev., 3.00%, 9/1/2022	25,000	26,061

New Hope Cultural Education Facilities Finance Corp., Children’s Health System Series 2017A, Rev., 5.00%, 8/15/2022	55,000	58,736

North Central Texas Health Facility Development Corp., Children’s Medical Center of Dallas Project

Rev., 5.00%, 8/15/2021	360,000	367,751

Rev., 4.13%, 8/15/2022 (b)	100,000	105,706

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Texas — continued

North East Independent School District, Unlimited Tax

GO, PSF-GTD, 5.00%, 8/1/2021	230,000	234,632

GO, PSF-GTD, 2.50%, 8/1/2022 (b)	30,000	30,974

GO, PSF-GTD, 4.00%, 8/1/2022 (b)	75,000	79,087

North Fort Bend Water Authority Rev., AGM, 5.00%, 12/15/2021	315,000	326,743

North Harris County Regional Water Authority, Senior Lien Rev., 5.00%, 12/15/2021	105,000	108,871

North Texas Education Finance Corp., Uplift Education Series 2012A, Rev., 5.25%, 6/1/2022 (b)	150,000	159,353

North Texas Municipal Water District Water System

Rev., 5.00%, 9/1/2021	20,000	20,474

Series 2019A, Rev., 3.00%, 9/1/2024	40,000	43,564

North Texas Municipal Water District Water System, Refunding and Improvement

Rev., 5.00%, 9/1/2021	30,000	30,711

Rev., 5.25%, 9/1/2022	30,000	31,493

Rev., 5.00%, 9/1/2024	30,000	34,753

North Texas Municipal Water District, Regional Solid Waste Disposal System Rev., 5.00%, 9/1/2022	25,000	26,777

North Texas Municipal Water District, Upper East Fork Wastewater Interceptor System

Rev., 5.00%, 6/1/2021	85,000	86,001

Rev., 5.00%, 6/1/2023	25,000	27,653

North Texas Municipal Water District, Wastewater System

Rev., 5.00%, 6/1/2021	75,000	75,884

Rev., 5.00%, 6/1/2022	30,000	31,773

North Texas Tollway Authority System, First Tier

Series 2012B, Rev., 5.00%, 1/1/2022 (b)	455,000	473,191

Series 2017A, Rev., 5.00%, 1/1/2023	100,000	108,381

Series 2017A, Rev., 5.00%, 1/1/2024	200,000	217,064

Series 2017A, Rev., 5.00%, 1/1/2025	190,000	205,992

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	305

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Texas — continued

North Texas Tollway Authority System, Special Projects System

Series 2011A, Rev., 5.00%, 9/1/2021 (b)	100,000	102,394

Series 2011D, Rev., 5.25%, 9/1/2021 (b)	400,000	410,076

Series 2011A, Rev., 5.50%, 9/1/2021 (b)	300,000	307,929

Northside Independent School District, Unlimited Tax

Series 2016A, GO, PSF-GTD, 4.00%, 8/15/2021	35,000	35,613

Series 2019A, GO, PSF-GTD, 5.00%, 8/15/2021	45,000	45,992

Northwest Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2022 (b)	25,000	26,122

Nueces River Authority Rev., 5.00%, 7/15/2021	25,000	25,444

Palestine Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2022	25,000	26,144

Permanent University Fund — Texas A&M University System Series 2009A, Rev., 5.00%, 7/1/2022	20,000	21,294

Permanent University Fund — University of Texas System

Series 2015B, Rev., 5.00%, 7/1/2021	25,000	25,401

Series 2016A, Rev., 5.00%, 7/1/2021	55,000	55,883

Series 2006B, Rev., 5.25%, 7/1/2021	75,000	76,266

Series 2015B, Rev., 5.00%, 7/1/2022	30,000	31,929

Series 2016A, Rev., 5.00%, 7/1/2022	55,000	58,536

Series 2016B, Rev., 5.00%, 7/1/2022	25,000	26,608

Series 2006B, Rev., 5.25%, 7/1/2022	20,000	21,352

Pflugerville Independent School District

Series 2019A, GO, PSF-GTD, 5.00%, 2/15/2022	25,000	26,156

Series 2020A, GO, PSF-GTD, 5.00%, 2/15/2023	30,000	32,756

Plano Independent School District, Unlimited Tax School Building

GO, PSF-GTD, 5.00%, 2/15/2022	125,000	130,783

Series 2016B, GO, PSF-GTD, 5.00%, 2/15/2022	35,000	36,619

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Texas — continued

Rockwall Independent School District, Unlimited Tax

GO, PSF-GTD, 5.00%, 2/15/2023	25,000	27,291

GO, PSF-GTD, Zero Coupon, 2/15/2025	25,000	24,176

Round Rock Independent School District, Unlimited Tax

GO, PSF-GTD, 5.00%, 8/1/2021	45,000	45,906

GO, PSF-GTD, 5.00%, 8/1/2022	40,000	42,739

Series 2019A, GO, PSF-GTD, 5.00%, 8/1/2022	25,000	26,712

Sam Rayburn Municipal Power Agency, Texas Power Supply System Rev., 5.00%, 10/1/2021	300,000	308,244

San Antonio Education Facilities Corp., Trinity University Project Rev., 5.00%, 6/1/2023 (b)	50,000	55,331

San Antonio Housing Trust Finance Corp., Multi-Family Housing, Alsbury Park Apartments Rev., FHA, 1.37%, 9/1/2021 (c)	40,000	40,234

San Antonio Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2022	55,000	57,533

San Antonio Public Facilities Corp., Convention Center Refinancing and Expansion Project Rev., 5.00%, 9/15/2024	35,000	37,385

San Antonio Water System

Rev., 5.00%, 5/15/2021	30,000	30,298

Series 2012A, Rev., 5.00%, 5/15/2021	45,000	45,447

San Antonio Water System, Junior Lien

Rev., 4.50%, 5/15/2021	25,000	25,223

Series 2013E, Rev., 5.00%, 5/15/2021	155,000	156,539

Series 2016A, Rev., 5.00%, 5/15/2021	200,000	201,986

Series 2016C, Rev., 5.00%, 5/15/2021	50,000	50,497

Series 2017A, Rev., 5.00%, 5/15/2021	45,000	45,447

Series 2019C, Rev., 5.00%, 5/15/2021	25,000	25,248

Series 2013E, Rev., 5.00%, 5/15/2022	20,000	21,163

Series 2015B, Rev., 5.00%, 5/15/2022	45,000	47,616

Series 2016A, Rev., 5.00%, 5/15/2022	25,000	26,453

SEE NOTES TO FINANCIAL STATEMENTS.

306	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Texas — continued

Series 2017A, Rev., 5.00%, 5/15/2022	25,000	26,453

Series 2018A, Rev., 5.00%, 5/15/2022	80,000	84,650

Series 2020A, Rev., 5.00%, 5/15/2022	30,000	31,744

Series 2019C, Rev., 5.00%, 5/15/2023	25,000	27,574

Series 2016A, Rev., 5.00%, 5/15/2024	25,000	28,594

San Jacinto Community College District, Limited Tax

GO, 5.00%, 2/15/2022	85,000	88,924

Series 2016A, GO, 5.00%, 2/15/2022	55,000	57,539

Series 2016B, GO, 5.00%, 2/15/2022 (b)	40,000	41,846

Series 2019A, GO, 5.00%, 2/15/2022	165,000	172,616

Series 2019B, GO, 5.00%, 2/15/2023	25,000	27,209

San Marcos Consolidated Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 8/1/2021	55,000	56,108

Seguin Independent School District, Unlimited Tax Series 2016A, GO, PSF-GTD, 5.00%, 8/1/2022	50,000	53,424

Sienna Plantation Levee Improvement District, Limited Tax Series 2015A, GO, 5.00%, 9/1/2021	30,000	30,702

South Texas College, Limited Tax GO, 3.00%, 8/15/2021	95,000	96,229

Southwest Higher Education Authority, Inc., Southern Methodist University Project Rev., 5.00%, 10/1/2022	110,000	118,218

Spring Branch Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/1/2022	40,000	41,775

State of Texas Rev., TRAN, 4.00%, 8/26/2021	585,000	596,027

State of Texas, Public Finance Authority

GO, 5.00%, 10/1/2021	115,000	118,249

Series 2018A, GO, 5.00%, 10/1/2021	90,000	92,542

State of Texas, Transportation Commission Highway Improvement

GO, 5.00%, 4/1/2021	50,000	50,196

Series 2012A, GO, 5.00%, 4/1/2021	75,000	75,294

GO, 5.00%, 4/1/2022 (b)	75,000	78,935

Series 2012A, GO, 5.00%, 4/1/2022	20,000	21,049

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Texas — continued

State of Texas, Transportation Commission Mobility Fund

Series 2014-A, GO, 5.00%, 10/1/2021	150,000	154,237

Series 2015A, GO, 5.00%, 10/1/2021	70,000	71,978

Series A, GO, 5.00%, 10/1/2022	85,000	91,506

State of Texas, Veterans

Series 2011B, GO, VRDO, LIQ: State Street Bank & Trust, 0.06%, 3/9/2021 (c)	2,760,000	2,760,000

Series 2015 A, GO, VRDO, LIQ: State Street Bank & Trust, 0.06%, 3/9/2021 (c)	3,830,000	3,830,000

State of Texas, Veterans Housing Assistance Program

GO, VRDO, LIQ: FHLB, 0.06%, 3/9/2021 (c)	8,000,000	8,000,000

Series 2010C, GO, VRDO, LIQ: State Street Bank & Trust, 0.06%, 3/9/2021 (c)	3,535,000	3,535,000

State of Texas, Water Financial Assistance

GO, 5.00%, 8/1/2021	100,000	102,014

Series 2012F, GO, 5.00%, 8/1/2021	35,000	35,705

Series 2013C, GO, 5.00%, 8/1/2021	40,000	40,806

Series 2015D, GO, 5.00%, 5/15/2022	25,000	26,456

Series 2013A, GO, 4.00%, 8/1/2022	20,000	21,087

Series 2011B, GO, 5.00%, 8/1/2022	60,000	61,204

Series 2012G, GO, 5.00%, 8/1/2023	50,000	53,423

Stephen F Austin State University, Financing System Series 2019A, Rev., 5.00%, 10/15/2021	50,000	51,440

Sugar Land 4B Corp., Sales Tax Rev., 3.00%, 2/15/2022	225,000	230,557

Tarrant County Cultural Education Facilities Finance Corp., Baylor Healthcare System Project Series 2013A, Rev., 4.00%, 5/15/2023 (b)	55,000	59,477

Tarrant County Cultural Education Facilities Finance Corp., Hospital, Cook Children’s Medical Center Rev., 4.00%, 12/1/2021	285,000	292,994

Tarrant County Cultural Education Facilities Finance Corp., Methodist Hospitals of Dallas Rev., 5.00%, 10/1/2023	195,000	217,530

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	307

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Texas — continued

Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources System Rev., 5.00%, 2/15/2024	330,000	372,633

Tarrant Regional, Water Control and Improvement District, Water System

Rev., 5.00%, 3/1/2022 (b)	465,000	487,077

Series 2016A, Rev., 5.00%, 3/1/2022	20,000	20,970

Rev., 4.00%, 9/1/2022 (b)	160,000	169,210

Tatum Independent School District, Unlimited Tax GO, PSF-GTD, 3.00%, 2/15/2022	25,000	25,666

Temple Independent School District, Unlimited Tax

GO, PSF-GTD, 3.00%, 2/1/2022	30,000	30,784

GO, PSF-GTD, 5.00%, 2/1/2022	25,000	26,109

Texas A&M University, Financing System

Series 2013B, Rev., 5.00%, 5/15/2021	60,000	60,595

Series 2013D, Rev., 5.00%, 5/15/2021	25,000	25,248

Series 2016E, Rev., 5.00%, 5/15/2021	90,000	90,892

Series 2013A, Rev., 5.00%, 5/15/2022	145,000	153,484

Series 2015A, Rev., 5.00%, 5/15/2022	65,000	68,803

Series 2016C, Rev., 5.00%, 5/15/2022	20,000	21,170

Texas Southmost College District

Series 2014A, GO, 5.00%, 2/15/2022	35,000	36,581

Series 2014B, GO, 5.00%, 2/15/2023	20,000	21,739

Texas State University System

Series 2019A, Rev., 4.00%, 3/15/2021	50,000	50,069

Rev., 5.00%, 3/15/2021 (b)	450,000	450,783

Rev., 5.00%, 3/15/2022	20,000	20,997

Series 2015A, Rev., 5.00%, 3/15/2022	140,000	146,982

Series 2017A, Rev., 5.00%, 3/15/2022	85,000	89,239

Series 2015A, Rev., 5.00%, 3/15/2023	20,000	21,924

Series 2017A, Rev., 5.00%, 3/15/2023	50,000	54,809

Series 2017A, Rev., 5.00%, 3/15/2025	50,000	58,850

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Texas — continued

Texas Tech University System

Series 2012A, Rev., 4.25%, 8/15/2021	165,000	168,069

Series 2012A, Rev., 5.00%, 8/15/2021 (b)	195,000	199,298

Texas Transportation Commission State Highway Fund

Series 2016-A, Rev., 3.00%, 10/1/2021	30,000	30,500

Series 2016-B, Rev., 4.00%, 10/1/2021 (c)	1,300,000	1,328,951

Rev., 5.00%, 10/1/2021	30,000	30,847

Series 2016-A, Rev., 5.00%, 10/1/2021	55,000	56,554

Rev., 5.00%, 10/1/2022	75,000	80,740

Rev., 5.00%, 10/1/2023	40,000	44,820

Texas Transportation Commission State Highway Fund, First Tier

Series 2014A, Rev., 5.00%, 4/1/2021	230,000	230,901

Series 2014A, Rev., 5.00%, 4/1/2022	95,000	99,984

Texas Water Development Board, Water Implementation Fund

Rev., 5.00%, 4/15/2021	55,000	55,321

Series 2015A, Rev., 5.00%, 4/15/2021	25,000	25,146

Series 2017A, Rev., 5.00%, 4/15/2021	25,000	25,146

Series 2018B, Rev., 5.00%, 10/15/2021	55,000	56,661

Series 2019A, Rev., 5.00%, 10/15/2021	50,000	51,510

Series 2017A, Rev., 5.00%, 4/15/2022	35,000	36,898

Series 2018B, Rev., 4.00%, 10/15/2022	45,000	47,794

Series 2018B, Rev., 5.00%, 10/15/2022	25,000	26,956

Texas Woman’s University, Financing System

Rev., 4.00%, 7/1/2021	100,000	101,241

Series 2017A, Rev., 4.00%, 7/1/2021	30,000	30,372

Rev., 4.00%, 7/1/2022	25,000	25,309

Tomball Independent School District, Unlimited Tax School Building GO, PSF-GTD, 5.00%, 2/15/2025	35,000	41,052

SEE NOTES TO FINANCIAL STATEMENTS.

308	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Texas — continued

Town of Addison GO, 4.00%, 2/15/2023	20,000	21,468

Town of Prosper

GO, 5.00%, 8/15/2021	25,000	25,544

GO, 5.00%, 2/15/2022	30,000	31,370

Town of Prosper, Combination Tax and Surplus GO, 4.00%, 2/15/2022	50,000	51,807

Trinity River Authority, Central Regional Wastewater System

Rev., 3.00%, 8/1/2021	130,000	131,538

Rev., 5.00%, 8/1/2021	235,000	239,723

Rev., 5.00%, 8/1/2022	185,000	197,641

Trinity River Authority, Denton Creek Wastewater Treatment System

Rev., 5.00%, 2/1/2022	30,000	31,294

Rev., 5.00%, 2/1/2024	40,000	45,243

Trinity River Authority, Water Project

Rev., 3.00%, 2/1/2022	110,000	112,739

Rev., 5.00%, 2/1/2024	25,000	28,277

Rev., 5.00%, 2/1/2025	40,000	46,790

Tyler Independent School District, Unlimited Tax

GO, 5.00%, 2/15/2022	40,000	41,846

GO, PSF-GTD, 5.00%, 2/15/2023 (b)	25,000	27,333

University of Houston

Series 2011A, Rev., 5.00%, 2/15/2022	50,000	50,181

Series 2016A, Rev., 5.00%, 2/15/2022	100,000	104,616

Series 2020A, Rev., 5.00%, 2/15/2022	125,000	130,770

Series 2017A, Rev., 5.00%, 2/15/2025	45,000	52,781

University of North Texas System

Series 2017A, Rev., 5.00%, 4/15/2021	25,000	25,144

Rev., 5.00%, 4/15/2022	30,000	31,609

Series 2015A, Rev., 5.00%, 4/15/2022	30,000	31,609

Series 2017A, Rev., 5.00%, 4/15/2022	60,000	63,218

Series 2017A, Rev., 5.00%, 4/15/2023	70,000	76,839

Series 2018A, Rev., 5.00%, 4/15/2023	55,000	60,374

Upper Trinity Regional Water District Rev., 5.00%, 8/1/2022	320,000	341,110

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Texas — continued

Via Metropolitan Transit, Sales Tax Rev., 5.00%, 7/15/2024	110,000	126,025

Vidor Independent School District GO, PSF-GTD, Zero Coupon, 2/15/2022	100,000	99,525

Waco Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 8/15/2022	25,000	26,767

Weatherford Independent School District, Unlimited Tax GO, PSF-GTD, Zero Coupon, 2/15/2025	50,000	48,485

Weslaco Housing Opportunities Corp., Primrose Village Apartments Rev., 1.42%, 1/1/2022 (c)	460,000	464,154

West Harris County Municipal Utility District No. 2, Unlimited Tax GO, 3.00%, 8/1/2022	105,000	108,829

West Harris County Regional Water Authority Rev., 4.00%, 12/15/2022	500,000	514,190

West Travis County Public Utility Agency

Rev., 5.00%, 8/15/2021 (b)	285,000	291,213

Rev., 5.50%, 8/15/2021 (b)	100,000	102,407

Wylie Independent School District, Unlimited Tax Series 2015C, GO, PSF-GTD, 6.75%, 8/15/2021	25,000	25,749

Total Texas		87,555,651

Utah — 0.5%

Alpine School District, School Building

GO, 5.00%, 3/15/2021	55,000	55,096

GO, 5.00%, 3/15/2022	45,000	47,259

Central Utah Water Conservancy District Series 2017B, Rev., 5.00%, 10/1/2022	30,000	32,286

Central Utah Water Conservancy District, Limited Tax

Series 2011A, GO, 5.00%, 4/1/2021	210,000	210,815

Series 2011C, GO, 5.00%, 4/1/2021	50,000	50,195

Series 2011C, GO, 5.00%, 4/1/2022	70,000	73,656

City of American Fork GO, 4.00%, 5/1/2021	115,000	115,677

City of Lehi, Sales Tax Rev., 5.00%, 6/1/2021	135,000	136,593

City of Ogden City Rev., 3.00%, 1/15/2022	270,000	276,683

City of Park City GO, 5.00%, 5/1/2022	25,000	26,406

City of Provo, Wastewater Series 2015A, Rev., 5.00%, 2/1/2023	25,000	27,261

City of Riverton Rev., 3.00%, 9/1/2022	35,000	35,467

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	309

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Utah — continued

City of Sandy City Rev., 5.00%, 3/1/2024	25,000	28,459

City of South Jordan Rev., 5.00%, 8/15/2021	25,000	25,550

City of South Jordan, Daybreak Assessment Area No. 1

4.00%, 11/1/2021	730,000	748,688

3.00%, 11/1/2022	40,000	41,880

City of St. George

Rev., 3.00%, 6/1/2021	25,000	25,165

Rev., 5.00%, 12/1/2021	20,000	20,726

Rev., 5.00%, 12/1/2022	20,000	21,685

GO, 4.00%, 8/1/2023	75,000	75,214

Rev., AGM, 5.00%, 6/1/2024	150,000	171,412

County of Salt Lake, Crossover GO, 4.00%, 12/15/2022	75,000	80,120

County of Salt Lake, Sales Tax Series 2012A, Rev., 5.00%, 2/1/2022	55,000	57,435

County of Utah, IHC Health Services, Inc.

Rev., 2.75%, 5/15/2021	135,000	135,700

Series 2016B, Rev., 5.00%, 5/15/2022	145,000	153,339

Series 2018B-1, Rev., 5.00%, 8/1/2022 (c)	250,000	263,490

Series 2018B-2, Rev., 5.00%, 8/1/2024 (c)	235,000	265,804

Series 2020B-1, Rev., 5.00%, 8/1/2024 (c)	100,000	115,226

Series 2020B-2, Rev., 5.00%, 8/1/2026 (c)	250,000	305,270

County of Weber GO, 5.00%, 1/15/2022	70,000	72,948

Davis School District, School District Bond Guaranty Program

GO, 5.00%, 6/1/2021	50,000	50,600

GO, 5.00%, 6/1/2022	20,000	21,206

Jordan Valley Water Conservancy District Series 2013A, Rev., 4.00%, 10/1/2021	20,000	20,448

Magna Water District GO, 5.00%, 6/1/2023	50,000	55,150

Metropolitan Water District of Salt Lake and Sandy Series 2012A, Rev., 4.00%, 7/1/2022	85,000	89,337

Mountain Regional Water Special Service District Series 2014A, Rev., AGM, 3.00%, 12/15/2022	75,000	78,646

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Utah — continued

Nebo School District Series 2017B, GO, 5.00%, 7/1/2022	30,000	31,929

North Davis County Sewer District Rev., 5.00%, 3/1/2021	50,000	50,000

Ogden City School District Municipal Building Authority Rev., 5.00%, 1/15/2022	210,000	218,658

Salt Lake City Corp., Sales and Excise Tax Series 2016A, Rev., 4.00%, 10/1/2023	30,000	32,828

Salt Lake City School District, Utah School Bond Guaranty Program GO, 5.00%, 3/1/2021	25,000	25,000

Southern Utah University, Auxiliary System and Student Building Rev., 4.00%, 5/1/2022	50,000	52,159

State of Utah GO, 5.00%, 7/1/2024	75,000	86,488

Summit County, Transportation Sales Tax Rev., 5.00%, 12/15/2021	75,000	77,863

Tooele County School District Series 2014B, GO, 5.00%, 6/1/2021	25,000	25,300

Unified Fire Service Area, Local Building Authority Rev., 2.00%, 4/1/2021	100,000	100,142

University of Utah (The)

Series B-2, Rev., 4.00%, 8/1/2021	75,000	76,207

Series 2013A, Rev., 5.00%, 8/1/2021	200,000	204,046

Series 2014B, Rev., 5.00%, 8/1/2021 (b)	25,000	25,503

Series 2015B, Rev., 5.00%, 8/1/2021 (b)	200,000	204,028

Series A-1, Rev., 5.00%, 8/1/2021 (b)	20,000	20,403

Series 2014B, Rev., 5.00%, 8/1/2022 (b)	50,000	53,431

Series 2015B, Rev., 5.00%, 8/1/2022 (b)	265,000	283,184

Series 2016B-1, Rev., 5.00%, 8/1/2022	30,000	32,050

Series 2017A, Rev., 5.00%, 8/1/2022	25,000	26,708

Series 2017B-2, Rev., 5.00%, 8/1/2022	20,000	21,367

University of Utah, Auxiliary and Campus Facilities Rev., 5.00%, 4/1/2022 (b)	25,000	26,312

Utah Associated Municipal Power Systems, Power Systems Payson Power Project Rev., 5.00%, 10/1/2021 (b)	585,000	601,526

SEE NOTES TO FINANCIAL STATEMENTS.

310	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Utah — continued

Utah Associated Municipal Power Systems, San Juan Project Series 2011A, Rev., 5.50%, 6/1/2021	300,000	303,819

Utah Charter School Finance Authority, Summit Academy Incorporated

Series A, Rev., 5.00%, 4/15/2021	35,000	35,186

Series A, Rev., 5.00%, 4/15/2022	130,000	136,446

Series A, Rev., 5.00%, 4/15/2023	80,000	86,909

Utah State Building Ownership Authority, Facilities Master Lease Program

Series 2011, Rev., 2.75%, 5/15/2021	75,000	75,391

Rev., 5.00%, 5/15/2021	60,000	60,586

Rev., 5.00%, 5/15/2022	170,000	179,797

Rev., 5.00%, 5/15/2023	30,000	33,067

Utah Transit Authority, Subordinate Sales Tax Series 2015A, Rev., 5.00%, 6/15/2021	165,000	167,252

Wasatch County School District Board of Education, Utah School Bond Guaranty Program GO, 5.00%, 6/1/2021	30,000	30,360

Washington County School District, School Building and Refunding, Utah School Bond Guaranty Program

GO, 5.00%, 3/1/2021	20,000	20,000

Series 2016B, GO, 5.00%, 3/1/2021	50,000	50,000

Series 2016B, GO, 5.00%, 3/1/2023	30,000	32,863

Washington County Water Conservancy District Rev., 5.00%, 10/1/2022	25,000	26,292

Washington County, St. George Interlocal Agency Series 2012A, Rev., 2.00%, 12/1/2021	25,000	25,319

Weber Basin Water Conservancy District Series 2015A, Rev., 5.00%, 10/1/2021	30,000	30,842

Weber School District, School Building

GO, 5.00%, 6/15/2021	50,000	50,695

GO, 5.00%, 6/15/2022	40,000	42,486

Total Utah		7,673,334

Vermont — 0.0% (g)

State of Vermont

Series 2019B, GO, 3.00%, 8/15/2021	25,000	25,323

Series 2012E, GO, 4.00%, 8/15/2021	55,000	55,961

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Vermont — continued

Series 2015A, GO, 5.00%, 8/15/2022	25,000	26,755

State of Vermont, Transportation Infrastructure Series 2013A, Rev., 4.00%, 6/15/2022	45,000	47,219

Vermont Municipal Bond Bank

Series 2012-4, Rev., 4.00%, 12/1/2021	25,000	25,721

Series 2018-1, Rev., 4.00%, 12/1/2021	25,000	25,720

Series 2011-4, Rev., 5.00%, 12/1/2022	40,000	41,442

Series 2011-6, Rev., 5.00%, 12/1/2022	25,000	25,901

Series 2016-2, Rev., 5.00%, 12/1/2022	25,000	27,106

Vermont Municipal Bond Bank, State Colleges System Bonds Series 2017A, Rev., 5.00%, 10/1/2022	55,000	59,201

Total Vermont		360,349

Virginia — 0.9%

Arlington County Industrial Development Authority Rev., 5.00%, 2/15/2023	35,000	38,193

Chesapeake Hospital Authority, Regional Medical Center Rev., 4.00%, 7/1/2021	200,000	202,382

City of Alexandria Series 2012A, GO, 4.50%, 6/15/2021	30,000	30,374

City of Alexandria, Capital Improvement

GO, 4.00%, 7/15/2021 (b)	250,000	253,572

Series 2016A, GO, 5.00%, 7/15/2021	40,000	40,718

Series 2018C, GO, 5.00%, 7/15/2021	45,000	45,807

City of Bristol Rev., AGM, 5.00%, 7/15/2021 (b)	50,000	50,890

City of Fairfax GO, 5.00%, 7/15/2022	25,000	26,655

City of Hampton, Public Improvement

Series 2019A, GO, 5.00%, 3/1/2022	50,000	52,416

Series 2012A, GO, 5.00%, 4/1/2022 (b)	30,000	31,574

Series 2015B, GO, 5.00%, 9/1/2022	30,000	32,170

City of Harrisonburg, Public Improvement GO, 3.00%, 8/1/2022	25,000	25,294

City of Lynchburg, Publica Improvement GO, 3.00%, 8/1/2021	25,000	25,296

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	311

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Virginia — continued

City of Manassas, Public Improvement GO, 5.00%, 7/1/2021	55,000	55,883

City of Newport News Rev., 5.00%, 7/15/2021	35,000	35,632

Series 2014A, GO, 5.00%, 7/15/2021	20,000	20,361

Series 2017A, GO, 5.00%, 8/1/2021	25,000	25,506

City of Norfolk

GO, 5.00%, 8/1/2021	60,000	61,214

Series 2013A, GO, 5.00%, 8/1/2021	25,000	25,506

Series 2016A, GO, 5.00%, 10/1/2021	45,000	46,276

Series A, GO, 5.00%, 10/1/2021	40,000	41,135

Rev., 5.00%, 11/1/2021	110,000	113,568

City of Poquoson GO, 5.00%, 2/15/2022	45,000	47,077

City of Portsmouth

Series 2016A, GO, 3.00%, 8/1/2021	25,000	25,296

Series 2015A, GO, 5.00%, 8/1/2021	25,000	25,502

Series 2013A, GO, 5.00%, 2/1/2022	55,000	57,435

Series 2015A, GO, 4.00%, 8/1/2022	25,000	26,355

Series 2016A, GO, 5.00%, 8/1/2022	50,000	53,417

City of Richmond

Series 2015B, GO, 3.00%, 3/1/2021	50,000	50,000

Series 2012A, GO, 5.00%, 3/1/2021	25,000	25,000

Series 2013A, GO, 5.00%, 3/1/2021	35,000	35,000

Series 2017B, GO, 5.00%, 7/15/2021	90,000	91,625

City of Richmond, Public Improvement Series 2012A, GO, 5.00%, 3/1/2022	45,000	47,188

City of Richmond, Public Utility Rev., 5.00%, 1/15/2022	150,000	156,359

City of Suffolk

GO, 3.00%, 6/1/2021	30,000	30,212

GO, 5.00%, 2/1/2022	35,000	36,550

City of Virginia Beach

Series 2018A, GO, 5.00%, 3/1/2021	25,000	25,000

Series 2014-A, GO, 5.00%, 5/1/2021	25,000	25,197

Series 2019A, GO, 5.00%, 7/15/2021	65,000	66,157

Series 2013A, GO, 4.00%, 8/1/2021	50,000	50,790

Series 2015B, GO, 5.00%, 9/15/2021	50,000	51,291

City of Winchester GO, 5.00%, 8/1/2021	45,000	45,904

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Virginia — continued

Commonwealth of Virginia

Series 2011A-1, GO, 4.00%, 6/1/2021	25,000	25,238

Series 2011A-2, GO, 5.00%, 6/1/2021 (b)	75,000	75,902

Series 2013B, GO, 4.00%, 6/1/2022	80,000	83,816

Series 2015B, GO, 5.00%, 6/1/2022	35,000	37,105

County of Arlington, Public Improvement Series 2013A, GO, 4.00%, 8/1/2021 (b)	45,000	45,720

County of Chesterfield, Public Improvement Series 2015A, GO, 5.00%, 1/1/2022	20,000	20,805

County of Fairfax, Public Improvement

Series 2011A, GO, 4.13%, 4/1/2021 (b)	30,000	30,097

Series 2012B, GO, 5.00%, 4/1/2021	50,000	50,197

Series 2013A, GO, 5.00%, 10/1/2021 (b)	75,000	77,119

Series 2015A, GO, 5.00%, 10/1/2021	25,000	25,709

Series 2015C, GO, 5.00%, 10/1/2021	50,000	51,418

County of Fairfax, Sewer Series 2016A, Rev., 5.00%, 7/15/2022	25,000	26,665

County of Hanover, Public Improvement Series 2011A, GO, 4.13%, 1/15/2023	50,000	50,146

County of Henrico, Public Improvement

GO, 5.00%, 7/15/2021	25,000	25,452

GO, 5.00%, 8/1/2021 (b)	30,000	30,604

GO, 4.00%, 8/1/2022	25,000	26,370

County of Henrico, Water and Sewer

Rev., 4.00%, 5/1/2021	100,000	100,639

Rev., 5.00%, 5/1/2022	20,000	21,135

County of Loudoun, Public Improvement

Series 2013A, GO, 4.00%, 12/1/2021	25,000	25,724

Series 2012A, GO, 5.00%, 12/1/2021	35,000	36,275

Series 2013A, GO, 5.00%, 12/1/2021	40,000	41,458

Series 2014B, GO, 5.00%, 12/1/2021	30,000	31,093

Series 2015A, GO, 5.00%, 12/1/2021	50,000	51,822

Series 2016A, GO, 5.00%, 12/1/2021	50,000	51,822

SEE NOTES TO FINANCIAL STATEMENTS.

312	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Virginia — continued

County of Pittsylvania, School Bonds GO, 5.00%, 6/15/2021	50,000	50,688

County of Prince George GO, 5.00%, 8/1/2021	65,000	66,307

County of Prince William COP, 5.00%, 10/1/2022	100,000	107,471

County of Pulaski GO, 5.00%, 2/1/2024	40,000	45,306

County of Spotsylvania, Public Improvement

GO, 3.00%, 6/1/2021	55,000	55,389

GO, 5.00%, 6/1/2021	45,000	45,540

GO, 5.00%, 7/15/2021	35,000	35,628

GO, 5.00%, 1/15/2022	50,000	52,106

Series 2011B, GO, 4.00%, 1/15/2024	30,000	30,083

County of Spotsylvania, Water & Sewer System Rev., 5.00%, 6/1/2021	20,000	20,240

Culpeper County Economic Development Authority, Capital Projects Rev., 5.00%, 6/1/2024	30,000	34,282

Economic Development Authority, Capital Project Rev., 4.00%, 7/15/2023	55,000	59,603

Fairfax County Economic Development Authority, Community Service Project Series 2012A, Rev., 4.50%, 3/1/2021 (b)	275,000	275,000

Fairfax County Economic Development Authority, County Facilities Project Series 2014A, Rev., 5.00%, 10/1/2021	30,000	30,846

Fairfax County Economic Development Authority, Joint Public Uses Complex Project

Rev., 5.00%, 5/15/2021	75,000	75,739

Rev., 5.00%, 5/15/2022	35,000	37,034

Fairfax County Economic Development Authority, Route 28 Project

Rev., 4.00%, 4/1/2021	140,000	140,435

Series 2016B, 3.00%, 4/1/2022	25,000	25,769

Fairfax County Industrial Development Authority, Virginia Health Care, Inova Health System Project Rev., 4.00%, 5/15/2022	150,000	156,825

Fairfax County Water Authority

Rev., 5.00%, 4/1/2021	100,000	100,391

Rev., 5.00%, 4/1/2022 (b)	65,000	68,410

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Virginia — continued

Hampton Roads Sanitation District, Wastewater

Series 2014A, Rev., 5.00%, 7/1/2021	30,000	30,481

Series 2018A, Rev., 5.00%, 10/1/2021	40,000	41,128

Series 2016A, Rev., 5.00%, 8/1/2022	20,000	21,369

Loudoun County Economic Development Authority, Public Facilities Project

Rev., 5.00%, 12/1/2021	25,000	25,907

Series 2016A, Rev., 5.00%, 12/1/2021	25,000	25,907

Series 2016B, Rev., 5.00%, 12/1/2021	40,000	41,451

Prince William County Industrial Development Authority, County Facilities Project Series 2020A, Rev., 5.00%, 4/1/2021	80,000	80,313

Riverside Regional Jail Authority

Rev., 5.00%, 7/1/2021	50,000	50,803

Rev., 4.00%, 7/1/2022	100,000	105,102

Roanoke Economic Development Authority, Carilion Clinic Obligated Group Series 2020A, Rev., 5.00%, 7/1/2021	175,000	177,721

Spotsylvania County Economic Development Authority, Spotsylvania School Facilities Projects Rev., 5.00%, 6/1/2021	50,000	50,600

University of Virginia Series 2015B, Rev., 2.00%, 8/1/2021	30,000	30,235

Virginia Beach Development Authority, Public Facilities

Series 2015A, Rev., 5.00%, 3/1/2021	200,000	200,000

Series 2014A, Rev., 5.00%, 5/1/2021	25,000	25,199

Series 2015B, Rev., 5.00%, 7/15/2021	30,000	30,538

Series 2020A, Rev., 5.00%, 4/15/2022	50,000	52,712

Virginia Biotechnology Research Partnership Authority, Consolidated Laboratories Project Rev., 5.00%, 9/1/2021	20,000	20,483

Virginia College Building Authority, Educational Facilities, 21st Century College and Equipment Programs

Rev., 5.00%, 2/1/2022 (b)	325,000	339,449

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	313

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Virginia — continued

Series 2009E-1, Rev., 5.00%, 2/1/2022	30,000	31,334

Series 2009E-2, Rev., 5.00%, 2/1/2022	30,000	31,334

Series 2014A, Rev., 5.00%, 2/1/2022	90,000	94,001

Series 2015D, Rev., 5.00%, 2/1/2022	25,000	26,112

Series 2016A, Rev., 5.00%, 2/1/2022	170,000	177,558

Series 2018A, Rev., 5.00%, 2/1/2022	80,000	83,557

Series 2019A, Rev., 5.00%, 2/1/2022	45,000	47,001

Virginia College Building Authority, Educational Facilities, Public Higher Education Financing Program

Rev., 3.00%, 3/11/2021	50,000	50,035

Rev., 5.00%, 9/1/2021 (b)	95,000	97,250

Series 2012A, Rev., 5.00%, 9/1/2021 (b)	115,000	117,696

Series 2012-A, Rev., 5.00%, 9/1/2021	35,000	35,849

Series 2015A, Rev., 5.00%, 9/1/2021	25,000	25,606

Series 2012-A, Rev., 5.00%, 9/1/2022 (b)	50,000	53,508

Series 2015A, Rev., 5.00%, 9/1/2022	25,000	26,816

Series 2016A, Rev., 5.00%, 9/1/2022	45,000	48,270

Virginia College Building Authority, Educational Facilities, University of Richmond Project Rev., 5.00%, 3/1/2021	110,000	110,000

Virginia Commonwealth Transportation Board, Capital Projects

Rev., 5.00%, 5/15/2021	175,000	176,731

Rev., 5.00%, 5/15/2022	90,000	95,254

Rev., 5.00%, 5/15/2023	25,000	27,591

Rev., 5.00%, 5/15/2024	35,000	40,104

Series 2017A, Rev., 5.00%, 5/15/2025	40,000	47,393

Virginia Commonwealth Transportation Board, Federal Transportation

Rev., GAN, 5.00%, 3/15/2021	270,000	270,475

Series B-G, Rev., GAN, 5.00%, 3/15/2021	25,000	25,044

Rev., GAN, 5.00%, 9/15/2021	155,000	159,053

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Virginia — continued

Series 2012B-G, Rev., GAN, 5.00%, 9/15/2021	40,000	41,046

Series 2012A, Rev., GAN, 4.50%, 3/15/2022	20,000	20,905

Rev., GAN, 5.00%, 3/15/2022	50,000	52,518

Series 2012B-G, Rev., GAN, 5.00%, 3/15/2022	30,000	31,512

Rev., GAN, 5.00%, 9/15/2022	45,000	48,355

Series 2012B, Rev., GAN, 5.00%, 9/15/2022	25,000	26,864

Rev., GAN, 5.00%, 3/15/2023	25,000	27,405

Series 2013A, Rev., GAN, 5.00%, 3/15/2023 (b)	140,000	153,618

Rev., GAN, 5.00%, 3/15/2025	30,000	35,349

Virginia Commonwealth Transportation Board, Transportation District Program

Rev., 5.00%, 5/15/2021	40,000	40,395

Rev., 5.00%, 5/15/2022	20,000	21,168

Virginia Commonwealth Transportation Board, U.S. Route 58 Corridor Development Program Series 2014B, Rev., 5.00%, 5/15/2021	80,000	80,791

Virginia Commonwealth University Health System Authority Rev., 5.00%, 7/1/2025	45,000	52,948

Virginia Housing Development Authority, Commonwealth Mortgage Series 2012C-4, Rev., 2.49%, 1/1/2022	200,000	203,462

Virginia Housing Development Authority, Rental Housing

Series 2018A, Rev., 1.85%, 3/1/2021	125,000	125,000

Series 2012A, Rev., 3.88%, 3/1/2021	110,000	110,000

Virginia Polytechnic Institute and State University Series 2015A, Rev., 5.00%, 6/1/2021	50,000	50,601

Virginia Public Building Authority, Public Facilities

Series 2011A, Rev., 5.00%, 8/1/2021 (b)	175,000	178,524

Series 2013A, Rev., 5.00%, 8/1/2021	100,000	102,014

Series 2014A, Rev., 5.00%, 8/1/2021	20,000	20,403

Series 2014C, Rev., 5.00%, 8/1/2021	140,000	142,819

SEE NOTES TO FINANCIAL STATEMENTS.

314	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Virginia — continued

Series B, Rev., 5.00%, 8/1/2021	205,000	209,129

Series 2014A, Rev., 5.00%, 8/1/2022	55,000	58,766

Series A, Rev., 5.00%, 8/1/2022	110,000	117,532

Virginia Public School Authority, School Financing 1997 Resolution

Series 2011B, Rev., 4.00%, 8/1/2021 (b)	35,000	35,560

Series 2012A, Rev., 4.00%, 8/1/2021	70,000	71,103

Series 2011A, Rev., 4.13%, 8/1/2021 (b)	30,000	30,496

Rev., 5.00%, 8/1/2021	20,000	20,398

Series 2013A, Rev., 5.00%, 8/1/2021	25,000	25,497

Series 2016A, Rev., 5.00%, 8/1/2021	25,000	25,497

Series 2016B, Rev., 5.00%, 8/1/2021	50,000	50,995

Series 2018B, Rev., 5.00%, 8/1/2021	25,000	25,497

Series 2019B, Rev., 5.00%, 8/1/2021	40,000	40,796

Series 2020B, Rev., 5.00%, 8/1/2021	25,000	25,497

Rev., 3.00%, 8/1/2022 (b)	20,000	20,799

Series 2012C, Rev., 3.25%, 8/1/2022 (b)	80,000	83,478

Rev., 5.00%, 8/1/2022 (b)	35,000	37,402

Series 2014B, Rev., 5.00%, 8/1/2022	50,000	53,379

Rev., 5.00%, 8/1/2023	50,000	55,635

Virginia Public School Authority, School Technology and Security Notes

Series VI, Rev., 5.00%, 4/15/2022	110,000	115,900

Series VIII, Rev., 5.00%, 4/15/2022	55,000	57,950

Series VI, Rev., 5.00%, 4/15/2023	80,000	87,978

Virginia Public School Authority, Special Obligation School Montgomery County Rev., 5.00%, 2/1/2022	75,000	78,285

Virginia Resources Authority Clean Water State Revolving Fund Rev., 5.00%, 10/1/2021	25,000	25,708

Virginia Resources Authority, Infrastructure Moral Obligation

Rev., 5.00%, 11/1/2021	50,000	51,595

Series A, Rev., 5.00%, 11/1/2021	20,000	20,648

Rev., 4.00%, 11/1/2022	25,000	26,564

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Virginia — continued

Virginia Resources Authority, Infrastructure Moral Obligation, Pooled Financing Program

Rev., 4.00%, 11/1/2021	105,000	107,653

Series 2014B, Rev., 5.00%, 11/1/2021	40,000	41,276

Series 2019C, Rev., 5.00%, 11/1/2021	90,000	92,871

Rev., 5.00%, 11/1/2022	60,000	64,785

Virginia Resources Authority, Infrastructure Pooled Financing Program Series 2012B, Rev., 5.00%, 11/1/2022	25,000	27,014

Virginia Resources Authority, Pooled Financing Program Series 2010A, Rev., 5.00%, 11/1/2023	5,000	5,018

Virginia Resources Authority, Virginia Pooled Financing Program

Rev., 3.00%, 11/1/2021	25,000	25,478

Series 2015C, Rev., 4.00%, 11/1/2021	40,000	41,030

Rev., 5.00%, 11/1/2022	25,000	27,014

Western Regional Jail Authority Rev., 4.00%, 12/1/2022	50,000	53,230

Wise County Industrial Development Authority, Electric and Power Co. Project Series 2010A, Rev., 1.20%, 5/31/2024 (c)	1,670,000	1,688,220

Total Virginia		13,245,540

Washington — 2.5%

Adams County Joint Consolidated School District No. 147 & 163 & 55 GO, 2.50%, 12/1/2021	25,000	25,416

Auburn School District No. 408 of King and Pierce Counties GO, 4.00%, 12/1/2021	25,000	25,720

Benton County School District No. 400 Richland

GO, 3.00%, 12/1/2021	50,000	51,067

GO, 5.00%, 12/1/2021	120,000	124,354

Central Puget Sound Regional Transit Authority, Sales and Motor Vehicle Excise Tax Series 2016S-1, Rev., 5.00%, 11/1/2021	50,000	51,612

Central Puget Sound Regional Transit Authority, Sales and Use Tax

Series 2012S-1, Rev., 5.00%, 11/1/2021	25,000	25,806

Series 2012S-1, Rev., 5.00%, 11/1/2022	20,000	21,604

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	315

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Washington — continued

Central Washington University Rev., AGM, 5.00%, 5/1/2024	360,000	408,874

City of Auburn, Utility System Rev., 5.00%, 12/1/2021	70,000	72,540

City of Bellevue, Limited Tax GO, 5.00%, 12/1/2022	30,000	32,521

City of Bellingham, Water and Sewer System Series 2016-ZF2389, Rev., VRDO, LIQ:

Citibank NA, 0.13%, 3/9/2021 (c) (f)	5,480,000	5,480,000

City of Bonney Lake, Water and Sewer System Rev., 4.00%, 12/1/2022	25,000	26,670

City of Edmonds, Water and Sewer Rev., 5.00%, 12/1/2023	25,000	27,628

City of Everett, Water & Sewer Rev., 5.00%, 12/1/2022	85,000	92,160

City of Gig Harbor, Water and Sewer Rev., 4.00%, 10/1/2022	50,000	52,890

City of Kent, Limited Tax GO, 5.00%, 12/1/2021	65,000	67,358

City of Lynnwood, Limited Tax GO, AGM, 4.00%, 12/1/2021	25,000	25,720

City of Marysville, Water and Sewer Rev., 5.00%, 4/1/2022	135,000	142,066

City of Olympia, Limited Tax

GO, 5.00%, 12/1/2021	35,000	36,270

GO, 5.00%, 12/1/2024	25,000	29,178

City of Olympia, Unlimited Tax GO, 5.00%, 12/1/2022	45,000	48,790

City of Puyallup GO, 4.00%, 12/1/2021	250,000	257,012

City of Redmond GO, 5.00%, 12/1/2021	20,000	20,726

City of Renton, Limited Tax GO, 5.00%, 12/1/2022	30,000	32,527

City of Richland Series 2013A, GO, 4.00%, 12/1/2021	40,000	41,153

City of Richland, Waterworks Utility Rev., 4.00%, 11/1/2021	20,000	20,512

City of Seattle

Series 2015A, GO, 5.00%, 6/1/2021	25,000	25,300

Series 2013A, GO, 4.00%, 10/1/2021	30,000	30,672

GO, 5.00%, 5/1/2022	20,000	21,123

City of Seattle, Drainage and Wastewater System Improvement

Rev., 5.00%, 5/1/2021	65,000	65,517

Rev., 5.00%, 9/1/2021	125,000	128,019

Rev., 5.00%, 4/1/2022	45,000	47,355

Rev., 5.00%, 9/1/2024	25,000	26,195

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Washington — continued

City of Seattle, Municipal Light and Power

Rev., 5.00%, 7/1/2022	65,000	69,170

Series 2012A, Rev., 5.00%, 6/1/2024	25,000	26,478

City of Seattle, Municipal Light and Power Improvement

Rev., 5.00%, 9/1/2021	75,000	76,812

Series 2018A, Rev., 5.00%, 1/1/2022	40,000	41,606

Rev., 5.00%, 9/1/2022	55,000	58,979

City of Seattle, Water System

Rev., 5.00%, 9/1/2021	70,000	71,690

Rev., 5.00%, 9/1/2022	50,000	53,618

City of Shelton, Limited Tax

GO, 4.00%, 12/1/2021	150,000	153,990

GO, 4.00%, 12/1/2022	150,000	159,093

City of Spokane, Unlimited Tax GO, 5.00%, 12/1/2022	85,000	92,160

City of Spokane, Water and Wastewater System Rev., 5.00%, 12/1/2021	25,000	25,907

City of Tacoma Series 2015A, Rev., 5.00%, 12/1/2022	20,000	21,685

City of University Place, Limited Tax GO, 4.00%, 12/1/2023	35,000	38,492

City of Vancouver Downtown Redevelopment Authority, Conference Center Project Rev., GTD, 5.00%, 1/1/2023	100,000	108,708

City of Yakima, Water and Sewer Rev., 4.00%, 11/1/2021	25,000	25,615

Clark County Public Utility District No. 1 Rev., 5.00%, 1/1/2024	15,000	16,914

Clark County School District No. 117 Camas, Unlimited Tax GO, 4.00%, 12/1/2021	190,000	195,476

Clark County School District No. 37 Vancouver, Unlimited Tax

GO, 5.00%, 12/1/2021	85,000	88,103

GO, 3.00%, 12/1/2022	30,000	31,497

GO, 5.00%, 12/1/2023	30,000	33,857

Clark County, Vancouver School District No. 37 GO, 3.00%, 12/1/2023	25,000	26,847

Clark Regional Wastewater District Rev., 5.00%, 12/1/2022	25,000	27,060

COB Properties Rev., 5.00%, 12/1/2021	25,000	25,907

County of Clark, Limited Tax GO, 5.00%, 12/1/2021	75,000	77,721

SEE NOTES TO FINANCIAL STATEMENTS.

316	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Washington — continued

County of King, Limited Tax

GO, 5.00%, 7/1/2021	50,000	50,808

Series 2019B, GO, 5.00%, 7/1/2021	25,000	25,404

GO, 5.00%, 1/1/2022	25,000	26,012

Series 2019B, GO, 5.00%, 7/1/2022	30,000	31,942

Series 2012E, GO, 3.00%, 12/1/2022	30,000	31,497

Series 2014C, GO, 5.00%, 12/1/2022	35,000	37,967

County of King, Sewer

Series 2014B, Rev., 5.00%, 7/1/2021	80,000	81,293

Series 2016A, Rev., 5.00%, 7/1/2021	25,000	25,404

Series 2011C, Rev., 4.00%, 1/1/2022	35,000	36,127

Series 2012C, Rev., 5.00%, 1/1/2022	50,000	52,025

Series 2020A, Rev., 0.62%, 1/1/2024 (c)	1,175,000	1,175,928

County of King, Unlimited Tax GO, 5.00%, 12/1/2021	50,000	51,825

County of Pierce, Limited Tax Series 2013A, GO, 5.00%, 7/1/2021	35,000	35,562

County of Pierce, Sewer

Rev., 5.00%, 8/1/2021	20,000	20,402

Rev., 4.00%, 8/1/2022 (b)	135,000	142,259

County of Skagit, Limited Tax

GO, 5.00%, 12/1/2021	110,000	113,991

GO, 5.00%, 12/1/2024	60,000	70,077

County of Snohomish, Limited Tax Series 2011B, GO, 4.00%, 12/1/2021	25,000	25,721

County of Spokane, Limited Tax GO, 5.00%, 12/1/2021	60,000	62,177

Douglas County School District No. 206, Eastmont Ltd. GO, 2.00%, 12/1/2021	60,000	60,833

East Columbia Basin Irrigation District Rev., 5.00%, 6/1/2022	50,000	52,949

East Wenatchee Water District Rev., 4.00%, 8/1/2023	25,000	27,103

Energy Northwest, Columbia Generating Station

Series A, Rev., 5.00%, 7/1/2021	110,000	111,770

Series 2018A, Rev., 5.00%, 7/1/2022	20,000	21,289

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Washington — continued

FYI Properties, State of Washington District Project — Green Bonds

Rev., 5.00%, 6/1/2021	110,000	111,265

Rev., 5.00%, 6/1/2023	45,000	49,369

Grant County Public Utility District No. 2, Priest Rapids Hydroelectric Project Series 2012A, Rev., 5.00%, 1/1/2022 (b)	50,000	52,021

Grays Harbor County Public Utility District No. 1 Series 2015A, Rev., 5.00%, 1/1/2025	100,000	116,292

King & Snohomish Counties School District No. 417 Northshore GO, 5.00%, 12/1/2022	30,000	32,521

King County Fire Protection District No. 39 Series 2015A, GO, 5.00%, 12/1/2024	40,000	46,702

King County Housing Authority Rev., 3.00%, 6/1/2022	55,000	56,778

King County Public Hospital District No. 2, Evergreen Health GO, 5.00%, 12/1/2021	60,000	62,177

King County Rural Library District, Unlimited Tax

GO, 4.00%, 12/1/2021	120,000	123,459

GO, 4.00%, 12/1/2022	65,000	69,341

King County School District No. 401 Highline GO, 5.00%, 6/1/2022	25,000	26,494

King County School District No. 403 Renton, Unlimited Tax GO, 4.00%, 12/1/2021	25,000	25,720

King County School District No. 405 Bellevue, Unlimited Tax

GO, 4.38%, 6/1/2021 (b)	100,000	101,049

GO, 5.00%, 6/1/2021 (b)	100,000	101,203

GO, 5.00%, 12/1/2021	120,000	124,363

GO, 5.00%, 12/1/2022	60,000	65,043

GO, 5.00%, 12/1/2024	160,000	186,872

King County School District No. 410 Snoqualmie Valley GO, 4.00%, 12/1/2022	75,000	79,996

King County School District No. 411 Issaquah, Unlimited Tax

GO, 4.00%, 12/1/2021	50,000	51,449

GO, 3.00%, 12/1/2022	35,000	36,727

King County School District No. 414 Lake Washington

GO, 4.00%, 12/1/2021	25,000	25,721

GO, 5.00%, 12/1/2021	80,000	82,902

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	317

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Washington — continued

GO, 5.00%, 12/1/2022	35,000	37,948

Kitsap County School District No. 401 Central Kitsap, Unlimited Tax GO, 5.00%, 12/1/2022	35,000	37,935

Lewis County Public Utility District No. 1

Rev., 5.00%, 10/1/2021	150,000	154,228

Rev., 5.00%, 10/1/2023	100,000	111,856

North Thurston Public Schools GO, 5.00%, 12/1/2021	25,000	25,907

Pierce County School District No. 320 Sumner, Unlimited Tax

GO, 5.00%, 12/1/2021	50,000	51,814

GO, 5.00%, 12/1/2022	25,000	27,096

Pierce County School District No. 403 Bethel, Unlimited Tax

GO, 4.00%, 12/1/2021	75,000	77,162

GO, 4.00%, 12/1/2022	70,000	74,675

Pierce County, Peninsula School District No. 401, Unlimited Tax GO, 5.00%, 12/1/2021	45,000	46,633

Pierce County, Puyallup School District No. 3, Unlimited Tax

Series 2012A, GO, 4.00%, 12/1/2021	20,000	20,576

GO, 5.00%, 12/1/2021	60,000	62,177

Series 2012A, GO, 4.00%, 12/1/2022	95,000	101,310

GO, 5.00%, 12/1/2022	25,000	26,497

Port of Seattle, Intermediate Lien

Series 2012A, Rev., 4.00%, 8/1/2021	25,000	25,368

Series 2015B, Rev., 5.00%, 3/1/2022	60,000	62,824

Port of Tacoma, Limited Tax Series 2016A, GO, 4.00%, 12/1/2022	30,000	32,004

Public Utility District No. 1 of Cowlitz County, Distribution System Rev., 5.00%, 9/1/2021	75,000	76,773

Public Utility District No. 1 of Cowlitz County, Production System Rev., 5.00%, 9/1/2021	100,000	102,364

Snohomish County Public Transportation Benefit Area Corp., Limited Sales Tax Rev., 5.00%, 8/1/2022	70,000	74,783

Snohomish County Public Utility District No. 1, Electric System Rev., 5.00%, 12/1/2022	25,000	27,106

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Washington — continued

Snohomish County School District No. 2 Everett, Unlimited Tax

GO, 4.00%, 12/1/2021	25,000	25,723

GO, 5.00%, 12/1/2021	25,000	25,909

GO, 3.00%, 12/1/2022	25,000	26,229

Snohomish County School District No. 25 Marysville GO, 5.00%, 12/1/2021	25,000	25,901

South Correctional Entity Facility Public Development Authority Rev., 4.00%, 12/1/2023	70,000	76,782

Southwest Suburban Sewer District Rev., 5.00%, 5/1/2022	20,000	21,089

Spokane and Whitman Counties School District No. 360 Cheney, Unlimited Tax GO, 5.00%, 12/1/2022	25,000	27,087

State of Washington Series 2020D, COP, 5.00%, 7/1/2021	90,000	91,444

State of Washington, Motor Vehicle Fuel Tax

Series 2003C, GO, NATL-RE, Zero Coupon, 6/1/2021	40,000	39,979

Series R-2014B, GO, 5.00%, 7/1/2021	20,000	20,322

Series R-2020D, GO, 5.00%, 7/1/2021	175,000	177,821

Series 2017B, GO, 5.00%, 8/1/2021	50,000	51,010

Series R-2017B, GO, 5.00%, 8/1/2021	110,000	112,221

Series R-2017D, GO, 5.00%, 8/1/2021	95,000	96,918

Series R-2018B, GO, 5.00%, 8/1/2021	60,000	61,211

Series 2019D, GO, 5.00%, 6/1/2022	45,000	47,724

Series 2021B, GO, 5.00%, 6/1/2022	85,000	90,146

GO, 5.00%, 7/1/2022	65,000	69,198

Series B, GO, 5.00%, 7/1/2022	70,000	74,521

Series R-2012D, GO, 5.00%, 7/1/2022	25,000	26,614

Series R-2015F, GO, 5.00%, 7/1/2022	170,000	180,979

Series R-2020D, GO, 5.00%, 7/1/2022	60,000	63,875

Series 2013B-2, GO, 4.00%, 8/1/2022	25,000	26,362

Series R-2013D, GO, 5.00%, 7/1/2023	20,000	22,206

Series 2012B-1, GO, 5.00%, 8/1/2023	200,000	203,994

SEE NOTES TO FINANCIAL STATEMENTS.

318	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Washington — continued

Series R-2021A, GO, 5.00%, 6/1/2024	500,000	574,805

GO, 5.00%, 7/1/2025	250,000	265,850

Series R-2012D, GO, 5.00%, 7/1/2025	240,000	255,216

State of Washington, Motor Vehicle Fuel Tax, Senior 520 Corridor Program-Toll Revenue

Series 2012C, GO, 5.00%, 6/1/2022	65,000	65,766

Series 2017C, GO, 5.00%, 6/1/2022	20,000	21,211

Series 2012C, GO, 5.25%, 6/1/2026	500,000	506,200

Series 2012C, GO, 5.25%, 6/1/2027	110,000	111,364

Series 2012C, GO, 5.00%, 6/1/2028	230,000	232,709

Series 2012C, GO, 5.00%, 6/1/2031	100,000	101,178

Series 2012C, GO, 5.00%, 6/1/2033	25,000	25,294

Series 2012C, GO, 5.00%, 6/1/2041	110,000	111,296

State of Washington, Senior 520 Corridor Program

Rev., 5.00%, 9/1/2021	615,000	629,693

Series 2012F, Rev., 5.00%, 9/1/2022	535,000	572,867

Series 2012F, Rev., 5.00%, 9/1/2024	565,000	604,578

State of Washington, State and Local Agency Personal Property

COP, 5.00%, 7/1/2021	50,000	50,802

Series 2013A, COP, 5.00%, 7/1/2021	25,000	25,401

Series 2014A, COP, 4.00%, 7/1/2022	50,000	52,537

Series 2013A, COP, 5.00%, 7/1/2022	110,000	117,042

Series 2014B, COP, 5.00%, 7/1/2024	50,000	57,551

State of Washington, State and Local Agency Real and Personal Property

Series 2015C, COP, 5.00%, 7/1/2021	70,000	71,123

Series 2016A, COP, 5.00%, 7/1/2021	50,000	50,803

Series 2017A, COP, 5.00%, 7/1/2021	60,000	60,963

Series 2018B, COP, 5.00%, 7/1/2021	50,000	50,803

Series 2018C, COP, 5.00%, 7/1/2021	80,000	81,284

Series 2013B, COP, 4.00%, 7/1/2022	125,000	131,342

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Washington — continued

COP, 5.00%, 7/1/2022	100,000	106,402

Series 2017A, COP, 5.00%, 7/1/2022	215,000	228,764

Series 2018C, COP, 5.00%, 7/1/2022	25,000	26,601

Series 2019A, COP, 5.00%, 7/1/2022	110,000	117,042

Series 2019D, COP, 5.00%, 7/1/2022	135,000	143,643

Series 2015C, COP, 5.00%, 7/1/2023	55,000	61,011

Series 2016A, COP, 5.00%, 7/1/2023	35,000	38,826

Series 2017A, COP, 5.00%, 7/1/2023	45,000	49,919

Series 2019B, COP, 5.00%, 7/1/2023	30,000	33,279

Series 2019D, COP, 5.00%, 7/1/2023	40,000	44,372

Series 2018C, COP, 5.00%, 7/1/2024	35,000	40,285

Series 2011D, COP, 4.50%, 1/1/2025	50,000	51,757

State of Washington, Various Purpose

Series R-2012C, GO, 4.00%, 7/1/2021	25,000	25,320

Series R-2015G, GO, 4.00%, 7/1/2021	85,000	86,090

Series R-2013C, GO, 5.00%, 7/1/2021	100,000	101,612

Series R-2015C, GO, 5.00%, 7/1/2021	20,000	20,322

Series R-2016A, GO, 5.00%, 7/1/2021	80,000	81,290

Series 2012A, GO, 5.00%, 8/1/2021	240,000	244,840

Series 2013A, GO, 5.00%, 8/1/2021	35,000	35,707

Series R-2017A, GO, 5.00%, 8/1/2021	145,000	147,928

Series 2017D, GO, 5.00%, 2/1/2022	25,000	26,111

Series R-2012C, GO, 4.00%, 7/1/2022	130,000	136,668

Series R-2015E, GO, 5.00%, 7/1/2022	50,000	53,229

Series R-2016B, GO, 5.00%, 7/1/2022	45,000	47,906

Series 2014A, GO, 5.00%, 8/1/2022	35,000	37,402

Series R-2017C, GO, 5.00%, 8/1/2022	25,000	26,715

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	319

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Washington — continued

Series 2014D, GO, 5.00%, 2/1/2023	55,000	60,029

Series R-2015C, GO, 5.00%, 7/1/2023	20,000	22,206

Series 2015E, GO, 5.00%, 7/1/2024	25,000	28,829

Tacoma Metropolitan Park District, Unlimited Tax GO, 5.00%, 12/1/2021	200,000	207,256

Thurston County School District No. 111 Olympia, Unlimited Tax, Washington State School District Credit Enhancement Program GO, 5.00%, 12/1/2021	120,000	124,354

Thurston County School District No. 33 Tumwater, Unlimited Tax GO, 5.00%, 12/1/2021	35,000	36,270

Tobacco Settlement Authority Rev., 5.00%, 6/1/2024	100,000	110,082

University of Washington

Series 2011A, Rev., 5.00%, 4/1/2021	100,000	100,380

Series 2015C, Rev., 5.00%, 12/1/2021	25,000	25,903

Vancouver Wash Housing Authority Rev., VRDO, LIQ: FHLMC, 0.04%, 3/9/2021 (c)	10,000,000	10,000,000

Washington Biomedical Research Properties

Series 2015A, Rev., 5.00%, 1/1/2022	30,000	31,207

Series 2015A, Rev., 5.00%, 1/1/2023	20,000	21,742

Washington Economic Development Finance Authority, Washington Biomedical Research Properties II

Rev., 5.00%, 6/1/2021	30,000	30,360

Series A, Rev., 5.00%, 6/1/2022	50,000	53,014

Washington Health Care Facilities Authority, Catholic Health Initiatives Series 2013A, Rev., 5.25%, 1/1/2023 (b)	155,000	168,965

Washington Health Care Facilities Authority, Multicare Health System

Series 2015A, Rev., 5.00%, 8/15/2021	55,000	56,184

Series 2017B, Rev., 5.00%, 8/15/2021	135,000	137,907

Washington Health Care Facilities Authority, Providence Health and Services Series B, Rev., 5.00%, 10/1/2021 (c)	275,000	282,573

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Washington — continued

Washington Health Care Facilities Authority, Seattle Children’s Hospital

Series 2010B, Rev., 5.00%, 10/1/2021	225,000	225,797

Series 2017A, Rev., 5.00%, 10/1/2022	170,000	182,617

Washington State Housing Finance Commission, SAG Portfolio Projects Rev., 2.55%, 7/1/2021 (c)	500,000	503,830

Total Washington		35,322,094

West Virginia — 0.7%

Marshall University Rev., 5.00%, 5/3/2021 (b)	200,000	201,650

Monongalia County Building Commission, Justice Center Project Series 2014A, Rev., 4.00%, 2/1/2022	250,000	250,675

Putnam County Board of Education GO, 4.00%, 5/1/2021 (b)	150,000	150,937

West Virginia Commissioner of Highways, Surface Transportation Improvements Notes Series 2017A, Rev., 5.00%, 9/1/2021	115,000	117,742

West Virginia Economic Development Authority, Correctional Juvenile and Public Safety Facilities

Rev., 5.00%, 6/1/2022	1,000,000	1,057,430

Rev., 5.00%, 6/1/2025	125,000	132,147

West Virginia Economic Development Authority, Solid Waste Disposal Facilities, Appalachian Power Company — Amos Project

Series 2009-B, Rev., 2.63%, 6/1/2022 (c)	500,000	512,215

Rev., 0.62%, 12/15/2025 (c)	100,000	98,841

West Virginia Hospital Finance Authority, United Health System

Series 2016A, Rev., 5.00%, 6/1/2021	5,670,000	5,735,205

Series 2016A, Rev., 5.00%, 6/1/2022	20,000	21,154

West Virginia State School Building Authority, Lottery Capital Improvement Series 2012A, Rev., 5.00%, 7/1/2023	100,000	106,284

West Virginia University

Series 2011B, Rev., 4.50%, 10/1/2021 (b)	25,000	25,634

SEE NOTES TO FINANCIAL STATEMENTS.

320	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

West Virginia — continued

Series 2011B, Rev., 5.00%, 10/1/2021 (b)	80,000	82,260

Series 2013A, Rev., 5.00%, 10/1/2022 (b)	50,000	53,827

Series 2019A, Rev., 5.00%, 10/1/2022	275,000	295,545

West Virginia Water Development Authority, Infrastructure and Jobs Development Council Program Rev., 5.00%, 10/1/2021	520,000	534,196

West Virginia Water Development Authority, Loan Program II

Series 2013A-II, Rev., 5.00%, 11/1/2021	30,000	30,936

Series 2016A-II, Rev., 5.00%, 11/1/2023	250,000	279,818

Total West Virginia		9,686,496

Wisconsin — 2.9%

Appleton Area School District GO, 4.00%, 3/1/2021	125,000	125,000

City of Appleton

GO, 3.00%, 4/1/2021	25,000	25,056

Series 2018A, GO, 4.00%, 4/1/2021	25,000	25,077

Series 2019A, GO, 3.00%, 4/1/2022	25,000	25,755

City of Appleton, Water System Rev., 4.00%, 1/1/2022	45,000	46,418

City of De Pere, Promissory Notes Series 2019A, GO, 3.00%, 9/1/2021	25,000	25,349

City of Eau Claire, Corporate Purpose Series 2016A, GO, 3.00%, 4/1/2021	150,000	150,339

City of Eau Claire, Promissory Notes Series 2019B, GO, 4.00%, 4/1/2021	45,000	45,138

City of Flagstaff, Road Repair, Street Improvement Project Series 2020A, GO, 2.00%, 3/1/2022	50,000	50,871

City of Green Bay, Corporate Purpose GO, 3.00%, 4/1/2021	100,000	100,226

City of Green Bay, Water System Rev., 3.00%, 11/1/2021	80,000	81,518

City of Janesville, Promissory Notes GO, 3.00%, 2/1/2022	35,000	35,894

City of Kaukauna, Promissory Note GO, 4.00%, 9/1/2022	100,000	101,857

City of Kenosha, Promissory Notes

Series 2018B, GO, 3.00%, 4/1/2021	75,000	75,169

Series 2012B, GO, 4.00%, 4/1/2021	25,000	25,077

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Wisconsin — continued

City of La Crosse/Wisconsin Series 2011-C, GO, 3.00%, 10/1/2024	100,000	101,547

City of Lake Mills, Capital Purpose Bond Series 2014B, GO, 4.00%, 9/1/2022	140,000	147,602

City of Lake Mills, Promissory Notes Series 2017B, GO, 1.65%, 4/1/2021	200,000	200,210

City of Madison, Corporate Purpose Series 2020B, GO, 2.00%, 10/1/2021	30,000	30,324

City of Madison, Promissory Notes

Series 2013-A, GO, 4.00%, 10/1/2021	30,000	30,672

Series 2013-A, GO, 4.00%, 10/1/2022	30,000	30,636

Series 2017A, GO, 4.00%, 10/1/2022	25,000	26,515

Series 2018A, GO, 4.00%, 10/1/2022	20,000	21,212

Series 2014A, GO, 3.00%, 10/1/2024	100,000	101,524

City of Madison, Sewer System Series 2018E, Rev., 4.00%, 12/1/2021	30,000	30,846

City of Madison, Water Utility

Series 2019A, Rev., 5.00%, 1/1/2022	25,000	25,989

Rev., 5.00%, 1/1/2023	50,000	54,277

Rev., BAN, 1.50%, 11/1/2024	1,075,000	1,075,387

City of Manitowoc

Rev., 2.00%, 6/1/2022	775,000	785,098

GO, 2.00%, 2/1/2023	320,000	329,875

City of Merrill

Series 2019A, GO, 3.00%, 10/1/2021	60,000	60,907

Series 2019A, GO, 3.00%, 10/1/2022	60,000	62,397

City of Milwaukee, Promissory Notes

Series 2017N4, GO, 5.00%, 4/1/2021	3,675,000	3,688,818

Series 2018N4, GO, 5.00%, 4/1/2021	620,000	622,331

Series 2011N3, GO, 5.00%, 5/15/2021	705,000	711,662

Series 2017N4, GO, 5.00%, 4/1/2022	45,000	47,260

Series 2012N2, GO, 5.00%, 5/1/2022	30,000	31,619

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	321

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Wisconsin — continued

City of Oshkosh

Series A, GO, 0.05%, 12/1/2022	70,000	69,732

Series A, GO, 2.00%, 12/1/2023	200,000	208,190

City of Racine Series 2020B, GO, 3.00%, 6/1/2021	100,000	100,702

City of Shawano, Promissory Notes GO, 3.00%, 4/1/2022	140,000	144,229

City of Sun Prairie Series 2019D, GO, 3.00%, 4/1/2021	65,000	65,147

City of Superior

Rev., NATL-RE, 6.90%, 8/1/2021	785,000	806,446

GO, 4.00%, 12/1/2021	55,000	56,598

City of Waukesha Series 2020A, GO, 3.00%, 10/1/2021	110,000	111,793

City of Waukesha, Promissory Notes Series 2019C, GO, 3.00%, 10/1/2022	20,000	20,880

City of Waukesha, Sewer System Rev., 3.00%, 5/1/2021	25,000	25,115

City of Wauwatosa, Waterworks System Rev., 3.00%, 1/1/2022	100,000	102,322

City of West Allis Series 2016A, GO, 2.00%, 4/1/2021	100,000	100,142

County of Dane, Corporate Purpose GO, 2.00%, 6/1/2021	125,000	125,538

County of Fond Du Lac

Series 2017A, GO, 2.00%, 3/1/2021	200,000	200,000

Series 2019A, GO, 3.00%, 3/1/2021	95,000	95,000

County of La Crosse, Corporate Purpose

Series 2017A, GO, 5.00%, 4/1/2021	50,000	50,195

GO, 3.00%, 10/1/2021	25,000	25,415

County of Milwaukee, Corporate Purpose

Series 2017A, GO, 2.00%, 9/1/2021	300,000	302,487

Series 2018D, GO, 3.00%, 8/1/2024	100,000	108,241

County of St. Croix, Highway Maintenance Facility Series 2018A, GO, 4.00%, 3/1/2021	25,000	25,000

County of Winnebago GO, 4.00%, 4/1/2022	25,000	26,008

DeForest Area School District GO, 5.00%, 4/1/2023	60,000	65,788

East Troy Community School District GO, 3.00%, 3/1/2021	25,000	25,000

Fox Valley Technical College District

Series 2019A, GO, 3.00%, 12/1/2021	155,000	158,322

Series 2018A, GO, 4.00%, 12/1/2022	60,000	63,963

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Wisconsin — continued

Grafton School District, School Building & Improvement GO, 5.00%, 4/1/2023	20,000	21,934

Green Bay Area Public School District

GO, 4.00%, 4/1/2021	95,000	95,292

GO, 4.00%, 4/1/2022	20,000	20,815

Ithaca School District, School Improvement GO, 3.00%, 3/1/2021	175,000	175,000

Kenosha Unified School District No. 1

GO, 5.00%, 4/1/2021	110,000	110,427

GO, 4.00%, 4/1/2022	55,000	57,242

Madison Area Technical College

Series 2010-11B, GO, 4.00%, 3/1/2021 (b)	125,000	125,000

Series 2011-12A, GO, 4.00%, 3/1/2021	30,000	30,000

Series 2018-19B, GO, 4.00%, 3/1/2021	60,000	60,000

Series 2011-12A, GO, 4.50%, 3/1/2021 (b)	50,000	50,000

Madison Metropolitan School District GO, 4.00%, 3/1/2021	25,000	25,000

Mequon and Thiensville School District, School Improvement GO, 4.00%, 3/1/2021	35,000	35,000

Middleton-Cross Plains Area School District, School Building and Improvement Series 2019A, GO, 5.00%, 3/1/2022	40,000	41,908

Milwaukee Area Technical College District

Series 2017-2018L, GO, 3.00%, 6/1/2021	25,000	25,170

Series 2019-20-C, GO, 4.00%, 6/1/2021	50,000	50,464

Series 2018-2019C, GO, 4.00%, 6/1/2022	100,000	104,654

Milwaukee Metropolitan Sewerage District GO, 4.00%, 10/1/2021	20,000	20,448

Milwaukee Redevelopment Authority, Milwaukee Public Schools

Rev., 4.00%, 8/1/2021	350,000	355,439

Rev., 5.00%, 11/15/2022	365,000	394,309

Rev., NATL-RE, 4.00%, 8/1/2023	400,000	433,044

Rev., 5.00%, 11/15/2023	130,000	145,451

Northcentral Technical College District, Promissory Notes

Series 2016B, GO, 2.00%, 3/1/2021	115,000	115,000

GO, 3.00%, 3/1/2021	335,000	335,000

SEE NOTES TO FINANCIAL STATEMENTS.

322	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Wisconsin — continued

Northeast Wisconsin Technical College District Series 2017B, GO, 4.00%, 4/1/2022	45,000	46,845

Oak Creek-Franklin Joint School District GO, 5.00%, 4/1/2022	40,000	42,062

Oconomowoc Area School District, Corporate Purpose GO, 4.00%, 4/1/2022	40,000	41,631

Public Finance Authority, KU Campus Development Corp. — Central District Development Project

Rev., 5.00%, 3/1/2021	100,000	100,000

Rev., 5.00%, 3/1/2023	25,000	27,202

Rev., 5.00%, 3/1/2025	160,000	185,872

Public Finance Authority, Renown Regional Medical Center Project Rev., 5.00%, 6/1/2021	110,000	111,251

Public Finance Authority, Searstone CCRC Project Series 2020A, Rev., 8.63%, 6/1/2022 (b)	400,000	439,080

Public Finance Authority, Voyager Foundation Inc., Project Series 2012A, Rev., 6.20%, 10/1/2022 (b)	325,000	355,267

Sevastopol School District, Promissory Notes

GO, 4.00%, 3/1/2024	985,000	1,084,170

GO, 4.00%, 3/1/2025	625,000	704,450

Sheboygan Area School District GO, 2.00%, 3/1/2021	50,000	50,000

State of Wisconsin

Series 2011C, GO, 4.00%, 5/1/2021 (b)	85,000	85,539

Series 2012A, GO, 4.00%, 5/1/2021 (b)	220,000	221,395

Series 2011B, GO, 4.50%, 5/1/2021 (b)	100,000	100,716

Series 2011-1, GO, 5.00%, 5/1/2021	350,000	352,781

Series 2011A, GO, 5.00%, 5/1/2021	305,000	307,422

Series 2011B, GO, 5.00%, 5/1/2021 (b)	1,150,000	1,159,177

Series 2011C, GO, 5.00%, 5/1/2021 (b)	165,000	166,317

Series 2012-2, GO, 5.00%, 5/1/2021	50,000	50,397

Series 2012A, GO, 5.00%, 5/1/2021 (b)	170,000	171,356

Series 2016-B, GO, 5.00%, 5/1/2021	55,000	55,437

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Wisconsin — continued

Series 2016D, GO, 5.00%, 5/1/2021	205,000	206,628

Series 2019A, Rev., 5.00%, 5/1/2021	125,000	125,995

Series 2011-2, GO, 4.00%, 11/1/2021	100,000	102,554

Series 2016-1, GO, 5.00%, 11/1/2021	55,000	56,769

Series 2016-2, GO, 5.00%, 11/1/2021	30,000	30,965

Series 3, GO, 5.00%, 11/1/2021	280,000	289,007

Series 2013-1, GO, 5.00%, 5/1/2022	50,000	52,806

Series 2013A, GO, 5.00%, 5/1/2022 (b)	20,000	21,130

Series 2016D, GO, 5.00%, 5/1/2022	50,000	52,806

Series 2016-2, GO, 4.00%, 11/1/2022	20,000	21,269

GO, 5.00%, 11/1/2022	215,000	232,209

Series 2014-3, GO, 5.00%, 11/1/2022	20,000	21,601

Series 2016-1, GO, 5.00%, 11/1/2022	40,000	43,202

Series 2016-2, GO, 5.00%, 11/1/2022	50,000	54,002

Series 2013-1, GO, 5.00%, 5/1/2023	25,000	27,565

State of Wisconsin, Clean Water Fund Leveraged Loan Portfolio

Series 2012-1, Rev., 4.00%, 6/1/2021 (b)	125,000	126,180

Series 2012-2, Rev., 5.00%, 6/1/2022 (b)	20,000	21,198

State of Wisconsin, Environmental Improvement Fund Series 2017A, Rev., 5.00%, 6/1/2022	20,000	21,213

State of Wisconsin, Master Lease

Series 2018A, COP, 5.00%, 9/1/2021	100,000	102,384

Series 2018A, COP, 3.00%, 9/1/2022	25,000	25,343

Series 2018A, COP, 3.00%, 3/1/2023	100,000	101,310

Sun Prairie Area School District GO, 5.00%, 3/1/2021	45,000	45,000

Tender Option Bond Trust Receipts/Certificates

Series 2020-XL0147, Rev., VRDO, AGM, LOC: Barclays Bank plc, 0.07%, 3/9/2021 (c) (f)	5,320,000	5,320,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	323

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Wisconsin — continued

Series 2020-XL0148, Rev., VRDO, AGM, LOC: Barclays Bank plc, 0.07%, 3/9/2021 (c) (f)	2,250,000	2,250,000

University of Wisconsin Hospitals and Clinics

Series 2013A, Rev., 5.00%, 4/1/2021	275,000	276,064

Series 2013A, Rev., 5.00%, 4/1/2025	430,000	466,787

Village of DeForest Series 2019A, GO, 0.05%, 5/1/2021	95,000	94,978

Village of Ephraim, Street Improvement Series 2018A, GO, 5.00%, 3/1/2022	30,000	31,434

Village of Fox Crossing, Corporate Purpose GO, 3.00%, 4/1/2024	185,000	198,555

Village of Howard Rev., 4.00%, 12/1/2022	135,000	138,766

Village of Menomonee Falls, Corporate Purpose

Series B, GO, 3.50%, 2/1/2022	150,000	154,517

Series B, GO, 3.50%, 2/1/2023	155,000	164,244

Series B, GO, 3.50%, 2/1/2024	245,000	266,266

Village of Pleasant Prairie Series 2014A, GO, 5.00%, 9/1/2021	190,000	194,454

Village of Waunakee, Corporate Purpose

Series 2012A, GO, 4.00%, 4/1/2021	80,000	80,231

GO, 4.00%, 6/1/2021	35,000	35,330

Waukesha School District, Promissory Notes GO, 3.00%, 4/1/2021	25,000	25,057

Wauwatosa School District, School Building and Improvement

Series 2019A, GO, 4.00%, 3/1/2021	460,000	460,000

Series 2019B, GO, 5.00%, 9/1/2022	65,000	69,692

West De Pere School District, Corporate Purpose Series 2020A, GO, 5.00%, 4/1/2021	100,000	100,385

West Salem School District GO, 1.25%, 4/1/2022	200,000	200,148

Western Technical College District Series 2017B, GO, 3.00%, 4/1/2022	50,000	51,510

Whitnall School District, Promissory Notes GO, 4.00%, 3/1/2022	25,000	25,941

Wisconsin Department of Transportation

Series 2013-1, Rev., 4.00%, 7/1/2021	80,000	81,020

Series 2012-2, Rev., 5.00%, 7/1/2021	125,000	127,006

Series 2013-1, Rev., 5.00%, 7/1/2021	40,000	40,642

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Wisconsin — continued

Series 2015-1, Rev., 5.00%, 7/1/2021	140,000	142,247

Series 2017-1, Rev., 5.00%, 7/1/2021	40,000	40,642

Series 2019A, Rev., 5.00%, 7/1/2021	55,000	55,881

Series 2012-1, Rev., 5.00%, 7/1/2022	115,000	122,395

Series 2012-2, Rev., 5.00%, 7/1/2022	30,000	31,929

Series 2014-1, Rev., 5.00%, 7/1/2022 (b)	35,000	37,260

Series 2017-1, Rev., 5.00%, 7/1/2022	245,000	260,753

Series 2014-2, Rev., 5.00%, 7/1/2023	20,000	22,201

Wisconsin Health and Educational Facilities Authority, Advocate Aurora Health Credit Group

Series 2018B-1, Rev., 5.00%, 1/26/2022 (c)	225,000	234,257

Series 2018B-2, Rev., 5.00%, 1/25/2023 (c)	270,000	293,128

Series 2018B-3, Rev., 5.00%, 1/31/2024 (c)	1,000,000	1,129,210

Wisconsin Health and Educational Facilities Authority, Agnesian Healthcare, Inc. Rev., 5.00%, 7/1/2023	300,000	331,158

Wisconsin Health and Educational Facilities Authority, Ascension Health Alliance Senior Credit Group Series 2013A, Rev., 5.00%, 11/15/2021	70,000	72,374

Wisconsin Health and Educational Facilities Authority, Ascension Senior Credit Group Series 2019A, Rev., 5.00%, 11/15/2024	250,000	290,847

Wisconsin Health and Educational Facilities Authority, Aspirus, Inc., Obligated Group

Rev., 5.00%, 8/15/2021	175,000	178,685

Rev., 5.00%, 8/15/2023	100,000	110,892

Rev., 5.00%, 8/15/2024	100,000	114,479

Rev., 5.00%, 8/15/2025	100,000	118,045

Wisconsin Health and Educational Facilities Authority, Aurora Health Care Incorporated

Series 2012A, Rev., AGM, 5.00%, 7/15/2021 (b)	100,000	101,779

SEE NOTES TO FINANCIAL STATEMENTS.

324	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Wisconsin — continued

Series 2012A, Rev., 5.00%, 7/15/2021 (b)	100,000	101,779

Wisconsin Health and Educational Facilities Authority, Froedtert Health Inc., Obligated Group Series 2017A, Rev., 5.00%, 4/1/2021	1,015,000	1,018,847

Wisconsin Health and Educational Facilities Authority, Hospital Sisters Services, Inc. Obligated Group

Rev., 5.00%, 11/15/2021	145,000	149,759

Rev., 5.00%, 11/15/2022	100,000	107,887

Rev., 5.00%, 11/15/2025	355,000	408,083

Wisconsin Health and Educational Facilities Authority, Thedacare, Inc. Rev., 5.00%, 12/15/2023	120,000	134,808

Wisconsin Health and Educational Facilities Authority, Unity Point Health

Series 2014A, Rev., 5.00%, 12/1/2021	555,000	574,497

Series 2014A, Rev., 5.00%, 12/1/2024	100,000	115,595

Series 2014A, Rev., 5.00%, 12/1/2025	145,000	167,001

Wisconsin Housing and Economic Development Authority Series 2019A, Rev., 1.55%, 11/1/2021 (c)	100,000	100,218

Wisconsin Housing and Economic Development Authority, Home Ownership Series 2018D, Rev., 3.10%, 3/1/2021	100,000	100,000

WPPI Energy Power Supply System

Series 2013A, Rev., 5.00%, 7/1/2021	50,000	50,754

Series 2013A, Rev., 5.00%, 7/1/2024	300,000	332,418

Series 2018A, Rev., 5.00%, 7/1/2024	90,000	102,626

Wrightstown Community School District GO, 5.00%, 3/1/2022	25,000	26,182

Total Wisconsin		40,735,448

Wyoming — 0.0% (g)

County of Laramie, Hospital, Regional Medical Center Project Rev., 5.00%, 5/1/2021	190,000	191,499

County of Natrona, Wyoming Medical Center Rev., 6.00%, 3/15/2021 (b)	125,000	125,260

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Wyoming — continued

University of Wyoming, Facilities Improvement

Series 2011B, Rev., 3.50%, 6/1/2022	45,000	45,365

Series 2012A, Rev., 5.00%, 6/1/2023	75,000	79,337

Series 2012B, Rev., 5.00%, 6/1/2023	25,000	26,446

Wyoming State Loan and Investment Board Series 2012A, Rev., 5.00%, 10/1/2023	30,000	32,220

Total Wyoming		500,127

Total Municipal Bonds (Cost $1,245,040,021)		1,247,629,533

	SHARES
Short-Term Investments — 9.8%

Investment Companies — 9.8%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.03% (h) (i) (Cost $139,100,415)	139,020,341	139,089,852

Total Investments — 98.3% (Cost $1,384,140,436)		1,386,719,385

Other Assets Less Liabilities — 1.7%		23,591,773

Net Assets — 100.0%		1,410,311,158

Percentages indicated are based on net assets.

Abbreviations

AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAN	Bond Anticipation Note
BHAC	Insured by Berkshire Hathaway Assurance Corp.
COLL	Collateral
COP	Certificate of Participation
CR	Custodial Receipts
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Note
GNMA	Government National Mortgage Association
GO	General Obligation
GTD	Guaranteed
IBC	Insured Bond Certificates
LIQ	Liquidity Agreement
LOC	Letter of Credit

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	325

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

MTA	Metropolitan Transportation Authority
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RAN	Revenue Anticipation Note
RE	Reinsured
Rev.	Revenue
SCSDE	South Carolina School District Enhancement
SIFMA	The Securities Industry and Financial Markets Association
TAN	Tax Anticipation Note
TRAN	Tax & Revenue Anticipation Note
VRDO	Variable Rate Demand Obligation
XLCA	Insured by XL Capital Assurance

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Security is prerefunded or escrowed to maturity.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2021.
(d)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2021.
(f)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(g)	Amount rounds to less than 0.1% of net assets.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of February 28, 2021.

SEE NOTES TO FINANCIAL STATEMENTS.

326	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

JPMorgan USD Emerging Markets Sovereign Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Foreign Government Securities — 87.7%

Azerbaijan — 1.0%

Republic of Azerbaijan

4.75%, 3/18/2024 (a)	400,000	431,250

3.50%, 9/1/2032 (b)	215,000	220,576

3.50%, 9/1/2032 (a)	150,000	153,891

		805,717

Bahrain — 4.3%

CBB International Sukuk Programme Co. SPC

6.25%, 11/14/2024 (a)	270,000	297,169

4.50%, 3/30/2027 (b) (c)	389,000	404,925

Kingdom of Bahrain

6.13%, 8/1/2023 (a)	280,000	301,000

7.00%, 1/26/2026 (b)	321,000	368,147

7.00%, 1/26/2026 (a)	189,000	216,759

7.00%, 10/12/2028 (b)	680,000	768,981

6.75%, 9/20/2029 (a)	200,000	220,438

7.38%, 5/14/2030 (a)	200,000	227,000

5.63%, 9/30/2031 (a)	533,000	537,497

6.00%, 9/19/2044 (a)	228,000	218,239

		3,560,155

Bolivia, Plurinational State of — 0.4%

Plurinational State of Bolivia

4.50%, 3/20/2028 (b) (c)	200,000	178,875

4.50%, 3/20/2028 (a)	200,000	178,875

		357,750

Brazil — 7.2%

Federative Republic of Brazil

2.63%, 1/5/2023	408,000	421,897

8.88%, 4/15/2024	121,000	149,284

4.25%, 1/7/2025	427,000	460,626

6.00%, 4/7/2026	181,000	210,243

4.63%, 1/13/2028	905,000	976,834

4.50%, 5/30/2029	510,000	541,397

8.25%, 1/20/2034	500,000	665,625

7.13%, 1/20/2037	380,000	468,825

5.63%, 1/7/2041	336,000	352,170

5.00%, 1/27/2045	465,000	454,538

5.63%, 2/21/2047	542,000	569,269

4.75%, 1/14/2050	591,000	553,324

State of Minas Gerais

5.33%, 2/15/2028 (a)	167,300	181,207

		6,005,239

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Chile — 0.9%

Republic of Chile

2.45%, 1/31/2031	6,000	6,071

2.55%, 1/27/2032 (c)	272,000	275,315

3.86%, 6/21/2047	200,000	214,437

3.50%, 1/25/2050	270,000	271,013

		766,836

China — 0.8%

People’s Republic of China

1.88%, 12/3/2022 (a)	220,000	225,775

3.50%, 10/19/2028 (a)	200,000	225,562

2.13%, 12/3/2029 (a)	200,000	206,813

		658,150

Colombia — 1.9%

Republic of Colombia

3.88%, 4/25/2027	216,000	232,807

3.00%, 1/30/2030	422,000	418,176

7.38%, 9/18/2037	100,000	132,656

6.13%, 1/18/2041	120,000	144,075

5.63%, 2/26/2044	205,000	235,686

5.00%, 6/15/2045	437,000	470,458

		1,633,858

Croatia — 0.4%

Republic of Croatia 6.00%, 1/26/2024 (b) (c)	265,000	304,253

Dominican Republic — 6.3%

Dominican Republic Government Bond

6.88%, 1/29/2026 (a)	298,000	347,170

5.95%, 1/25/2027 (a)	673,000	752,078

5.95%, 1/25/2027 (b)	198,000	221,265

6.00%, 7/19/2028 (b)	360,000	406,237

6.00%, 7/19/2028 (a)	49,000	55,293

4.50%, 1/30/2030 (a)	510,000	513,347

4.88%, 9/23/2032 (a)	272,000	275,740

7.45%, 4/30/2044 (b)	302,000	359,097

7.45%, 4/30/2044 (a)	168,000	199,763

6.85%, 1/27/2045 (b)	860,000	952,719

6.40%, 6/5/2049 (a)	672,000	708,540

6.40%, 6/5/2049 (b)	305,000	321,584

5.88%, 1/30/2060 (a)	191,000	184,792

		5,297,625

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	327

JPMorgan USD Emerging Markets Sovereign Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Foreign Government Securities — continued

Egypt — 6.3%

Arab Republic of Egypt

5.58%, 2/21/2023 (a)	201,000	208,977

5.75%, 5/29/2024 (a)	241,000	254,632

5.88%, 6/11/2025 (a)	319,000	340,632

7.50%, 1/31/2027 (b)	330,000	370,528

7.50%, 1/31/2027 (a)	25,000	28,070

6.59%, 2/21/2028 (a)	200,000	211,563

7.60%, 3/1/2029 (a)	400,000	440,250

7.60%, 3/1/2029 (b)	200,000	220,125

7.05%, 1/15/2032 (b)	575,000	596,096

7.63%, 5/29/2032 (a)	250,000	266,172

8.50%, 1/31/2047 (b)	500,000	519,531

8.50%, 1/31/2047 (a)	400,000	415,625

7.90%, 2/21/2048 (a)	400,000	395,000

8.70%, 3/1/2049 (a)	332,000	349,741

8.88%, 5/29/2050 (a)	640,000	683,600

		5,300,542

Ethiopia — 0.4%

Federal Democratic Republic of Ethiopia 6.63%, 12/11/2024 (b) (c)	400,000	371,500

Gabon — 0.2%

Gabonese Republic 6.63%, 2/6/2031 (a)	200,000	195,562

Hungary — 0.7%

Hungary Government Bond

5.75%, 11/22/2023	300,000	340,594

7.63%, 3/29/2041	150,000	249,187

		589,781

India — 0.3%

Export-Import Bank of India 3.25%, 1/15/2030 (a)	249,000	253,694

Indonesia — 2.4%

Perusahaan Penerbit SBSN Indonesia III

4.55%, 3/29/2026 (b)	200,000	226,375

4.15%, 3/29/2027 (b)	200,000	221,812

Republic of Indonesia

5.38%, 10/17/2023 (a)	200,000	223,625

3.50%, 1/11/2028	200,000	214,938

4.10%, 4/24/2028	200,000	223,188

8.50%, 10/12/2035 (a)	142,000	223,339

6.63%, 2/17/2037 (b)	145,000	194,980

6.75%, 1/15/2044 (b)	200,000	285,812

3.70%, 10/30/2049	200,000	200,500

		2,014,569

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Iraq — 1.1%

Republic of Iraq

6.75%, 3/9/2023 (b)	559,000	547,121

5.80%, 1/15/2028 (a)	218,750	202,415

5.80%, 1/15/2028 (b)	204,563	189,287

5.80%, 1/15/2028 (b)	14,188	13,128

		951,951

Ivory Coast — 1.2%

Republic of Cote d’Ivoire

5.75%, 12/31/2032 (b) (d)	94,731	94,642

6.13%, 6/15/2033 (b)	410,000	441,775

6.13%, 6/15/2033 (a)	430,000	463,325

		999,742

Jamaica — 2.0%

Jamaica Government Bond

6.75%, 4/28/2028	550,000	642,641

8.00%, 3/15/2039	116,000	159,355

7.88%, 7/28/2045	641,000	887,785

		1,689,781

Jordan — 1.6%

Hashemite Kingdom of Jordan

6.13%, 1/29/2026 (b)	546,000	594,799

5.75%, 1/31/2027 (b)	202,000	217,213

5.75%, 1/31/2027 (a)	20,000	21,506

7.38%, 10/10/2047 (b)	225,000	245,742

7.38%, 10/10/2047 (a)	220,000	240,282

		1,319,542

Kazakhstan — 0.8%

Republic of Kazakhstan

3.88%, 10/14/2024 (b)	350,000	385,525

6.50%, 7/21/2045 (b)	200,000	290,625

		676,150

Kenya — 2.0%

Republic of Kenya

6.88%, 6/24/2024 (a)	283,000	313,334

7.25%, 2/28/2028 (b)	835,000	924,763

8.00%, 5/22/2032 (a)	200,000	224,500

8.25%, 2/28/2048 (a)	203,000	223,934

		1,686,531

Kuwait — 0.5%

State of Kuwait 3.50%, 3/20/2027 (b)	400,000	446,500

SEE NOTES TO FINANCIAL STATEMENTS.

328	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Foreign Government Securities — continued

Malaysia — 0.4%

Malaysia Sovereign Sukuk Bhd. 3.04%, 4/22/2025 (a)	302,000	325,311

Mexico — 1.8%

United Mexican States

4.00%, 10/2/2023	40,000	43,463

4.13%, 1/21/2026 (c)	461,000	515,398

2.66%, 5/24/2031	212,000	202,195

6.05%, 1/11/2040	140,000	170,844

4.75%, 3/8/2044	76,000	79,990

5.55%, 1/21/2045	140,000	163,100

4.35%, 1/15/2047	200,000	199,187

5.75%, 10/12/2110	110,000	124,403

		1,498,580

Oman — 6.0%

Oman Sovereign Sukuk SAOC

4.40%, 6/1/2024 (a)	276,000	285,688

5.93%, 10/31/2025 (a)	533,000	586,036

Sultanate of Oman Government Bond

4.13%, 1/17/2023 (a)	727,000	741,086

4.75%, 6/15/2026 (b)	268,000	270,094

5.38%, 3/8/2027 (b)	581,000	597,159

5.38%, 3/8/2027 (a)	200,000	205,562

5.63%, 1/17/2028 (b)	200,000	206,000

6.00%, 8/1/2029 (b)	501,000	522,292

6.50%, 3/8/2047 (a)	348,000	328,751

6.50%, 3/8/2047 (b)	254,000	239,951

6.75%, 1/17/2048 (a)	790,000	760,375

7.00%, 1/25/2051 (b)	288,000	284,400

		5,027,394

Pakistan — 1.3%

Islamic Republic of Pakistan

8.25%, 4/15/2024 (b)	471,000	520,455

6.88%, 12/5/2027 (b)	350,000	372,203

6.88%, 12/5/2027 (a)	200,000	212,688

		1,105,346

Panama — 1.8%

Republic of Panama

3.88%, 3/17/2028	200,000	218,937

3.16%, 1/23/2030	200,000	207,812

6.70%, 1/26/2036	177,000	238,010

4.50%, 5/15/2047	206,000	229,111

4.30%, 4/29/2053	296,000	320,050

4.50%, 4/1/2056	237,000	260,626

		1,474,546

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Paraguay — 0.7%

Republic of Paraguay

4.95%, 4/28/2031 (a)	208,000	235,105

6.10%, 8/11/2044 (a)	262,000	320,213

		555,318

Peru — 1.3%

Republic of Peru

7.35%, 7/21/2025	117,000	146,213

7.35%, 7/21/2025	100,000	124,969

2.39%, 1/23/2026	30,000	31,163

4.13%, 8/25/2027	184,000	208,437

2.78%, 1/23/2031	50,000	50,813

6.55%, 3/14/2037	54,000	74,773

5.63%, 11/18/2050	234,000	320,214

3.23%, 7/28/2121	140,000	115,281

		1,071,863

Philippines — 2.1%

Republic of Philippines

10.63%, 3/16/2025	163,000	225,347

5.50%, 3/30/2026	200,000	243,750

9.50%, 2/2/2030	20,000	31,775

2.46%, 5/5/2030	201,000	203,764

6.38%, 1/15/2032	278,000	378,949

6.38%, 10/23/2034	196,000	272,134

3.70%, 3/1/2041	214,000	226,706

3.70%, 2/2/2042	200,000	211,688

		1,794,113

Poland — 0.6%

Republic of Poland

3.00%, 3/17/2023	274,000	288,728

4.00%, 1/22/2024	70,000	76,949

3.25%, 4/6/2026	119,000	133,131

		498,808

Qatar — 2.5%

State of Qatar

3.88%, 4/23/2023 (b)	215,000	229,512

3.38%, 3/14/2024 (a)	250,000	269,297

4.00%, 3/14/2029 (b)	214,000	244,495

9.75%, 6/15/2030 (b)	154,000	250,202

4.63%, 6/2/2046 (b)	708,000	848,272

5.10%, 4/23/2048 (a)	200,000	253,813

		2,095,591

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	329

JPMorgan USD Emerging Markets Sovereign Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Foreign Government Securities — continued

Romania — 0.8%

Romania Government Bond

4.38%, 8/22/2023 (a)	50,000	54,437

4.88%, 1/22/2024 (a)	64,000	71,400

3.00%, 2/14/2031 (a)	300,000	303,563

5.13%, 6/15/2048 (b)	130,000	147,875

4.00%, 2/14/2051 (a)	108,000	104,220

		681,495

Russia — 2.1%

Russian Federation

4.88%, 9/16/2023 (a)	200,000	219,527

4.25%, 6/23/2027 (b)	200,000	225,100

4.38%, 3/21/2029 (a)	200,000	225,000

7.50%, 3/31/2030 (a) (d)	113,475	130,610

5.10%, 3/28/2035 (b)	400,000	469,750

5.63%, 4/4/2042 (a)	200,000	251,437

5.25%, 6/23/2047 (b)	200,000	248,563

		1,769,987

Saudi Arabia — 2.7%

Kingdom of Saudi Arabia

2.88%, 3/4/2023 (b)	320,000	332,800

2.88%, 3/4/2023 (a)	28,000	29,120

3.63%, 3/4/2028 (a)	510,000	560,522

4.50%, 4/17/2030 (b)	282,000	329,411

2.75%, 2/3/2032 (a)	200,000	203,250

4.63%, 10/4/2047 (b)	247,000	281,889

5.00%, 4/17/2049 (a)	200,000	240,750

4.50%, 4/22/2060 (a)	270,000	307,378

		2,285,120

South Africa — 4.4%

Republic of South Africa

4.67%, 1/17/2024	275,000	291,414

5.88%, 9/16/2025	262,000	291,475

4.88%, 4/14/2026	388,000	408,855

4.85%, 9/27/2027	284,000	295,360

4.30%, 10/12/2028	737,000	729,630

4.85%, 9/30/2029	200,000	201,437

5.88%, 6/22/2030	256,000	274,480

5.00%, 10/12/2046	528,000	457,380

5.65%, 9/27/2047	221,000	203,251

5.75%, 9/30/2049	592,000	542,790

		3,696,072

Trinidad and Tobago — 0.3%

Republic of Trinidad and Tobago 4.50%, 8/4/2026 (b)	200,000	215,250

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Turkey — 8.5%

Hazine Mustesarligi Varlik Kiralama A/S 4.49%, 11/25/2024 (b)	203,000	207,377

Republic of Turkey

3.25%, 3/23/2023	546,000	543,611

7.25%, 12/23/2023	200,000	217,000

5.75%, 3/22/2024	275,000	287,461

7.38%, 2/5/2025	347,000	383,543

4.25%, 4/14/2026	768,000	750,480

4.88%, 10/9/2026	226,000	224,658

6.00%, 3/25/2027	870,000	907,519

6.13%, 10/24/2028	290,000	301,691

7.63%, 4/26/2029	200,000	224,312

11.88%, 1/15/2030	423,000	600,792

8.00%, 2/14/2034	438,000	501,784

6.88%, 3/17/2036	301,000	310,406

7.25%, 3/5/2038	63,000	66,938

6.75%, 5/30/2040	397,000	395,387

4.88%, 4/16/2043	450,000	363,516

6.63%, 2/17/2045	455,000	436,516

5.75%, 5/11/2047	419,000	366,494

		7,089,485

Ukraine — 4.5%

Ukraine Government Bond

7.75%, 9/1/2023 (b)	350,000	377,125

7.75%, 9/1/2024 (b)	683,000	735,292

7.75%, 9/1/2025 (a)	104,000	112,684

7.75%, 9/1/2026 (b)	5,000	5,402

7.75%, 9/1/2027 (b)	615,000	665,161

7.75%, 9/1/2027 (a)	100,000	108,156

9.75%, 11/1/2028 (a)	200,000	235,687

7.38%, 9/25/2032 (b)	385,000	394,144

7.38%, 9/25/2032 (a)	208,000	212,940

7.25%, 3/15/2033 (a)	932,000	944,815

		3,791,406

United Arab Emirates — 1.5%

Sharjah Sukuk Program Ltd. 4.23%, 3/14/2028 (a)	200,000	217,625

United Arab Emirates Government Bond

3.13%, 10/11/2027 (a)	300,000	328,406

3.13%, 4/16/2030 (a)	200,000	216,700

4.13%, 10/11/2047 (b)	200,000	228,500

3.13%, 9/30/2049 (b)	265,000	256,802

		1,248,033

SEE NOTES TO FINANCIAL STATEMENTS.

330	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Foreign Government Securities — continued

Uruguay — 1.4%

Oriental Republic of Uruguay

4.38%, 10/27/2027	207,000	235,398

4.38%, 1/23/2031	82,000	94,812

7.63%, 3/21/2036	192,000	296,580

4.98%, 4/20/2055	431,000	524,473

		1,151,263

Vietnam — 0.3%

Socialist Republic of Vietnam 4.80%, 11/19/2024 (b)	200,000	224,250

Total Foreign Government Securities (Cost $71,481,937)		73,484,659

Corporate Bonds — 10.2%

Azerbaijan — 1.0%

Southern Gas Corridor CJSC 6.88%, 3/24/2026 (b)	393,000	469,478

State Oil Co. of the Azerbaijan Republic 4.75%, 3/13/2023 (a)	350,000	368,703

		838,181

Bahrain — 0.5%

Oil and Gas Holding Co. BSCC (The)

7.50%, 10/25/2027 (b)	203,000	231,103

7.50%, 10/25/2027 (a)	200,000	227,687

		458,790

Brazil — 0.4%

Banco Nacional de Desenvolvimento Economico e Social 5.75%, 9/26/2023 (b)	280,000	312,112

Chile — 0.8%

Corp. Nacional del Cobre de Chile

4.50%, 9/16/2025 (a)	300,000	338,438

3.70%, 1/30/2050 (a)	320,000	315,800

		654,238

China — 1.1%

Sinopec Group Overseas Development 2012 Ltd. 4.88%, 5/17/2042 (a)	200,000	240,512

Sinopec Group Overseas Development 2017 Ltd. 3.63%, 4/12/2027 (b)	200,000	218,982

Sinopec Group Overseas Development Ltd. 2.70%, 5/13/2030 (a)	240,000	242,700

State Grid Overseas Investment 2016 Ltd.

3.50%, 5/4/2027 (b)	2,000	2,205

1.63%, 8/5/2030 (a)	200,000	188,063

		892,462

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Indonesia — 0.6%

Indonesia Asahan Aluminium Persero PT 5.45%, 5/15/2030 (a)	200,000	229,125

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 6.15%, 5/21/2048 (a)	201,000	245,534

		474,659

Kazakhstan — 0.6%

KazMunayGas National Co. JSC

5.38%, 4/24/2030 (a)	222,000	263,348

6.38%, 10/24/2048 (b)	200,000	256,125

		519,473

Malaysia — 1.1%

Petronas Capital Ltd.

3.50%, 3/18/2025 (b)	253,000	274,907

4.55%, 4/21/2050 (a)	520,000	624,122

		899,029

Mexico — 1.5%

Comision Federal de Electricidad 4.75%, 2/23/2027 (b)	100,000	110,625

Mexico City Airport Trust 5.50%, 7/31/2047 (a)	209,000	195,415

Petroleos Mexicanos

4.88%, 1/18/2024	50,000	51,788

6.50%, 3/13/2027	148,000	153,550

5.95%, 1/28/2031	51,000	49,215

6.63%, 6/15/2035	386,000	367,549

6.35%, 2/12/2048	174,000	146,812

6.95%, 1/28/2060	245,000	215,514

		1,290,468

Peru — 0.2%

Petroleos del Peru SA 5.63%, 6/19/2047 (b)	200,000	220,480

Russia — 0.2%

Vnesheconombank Via VEB Finance plc 6.80%, 11/22/2025 (b)	140,000	167,081

South Africa — 1.0%

Eskom Holdings SOC Ltd.

6.75%, 8/6/2023 (b)	2,000	2,089

7.13%, 2/11/2025 (b)	527,000	549,727

6.35%, 8/10/2028 (b)	240,000	256,950

		808,766

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	331

JPMorgan USD Emerging Markets Sovereign Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Corporate Bonds — continued

Tunisia — 0.2%

Banque Centrale de Tunisie International Bond 5.75%, 1/30/2025 (b)	200,000	177,875

United Arab Emirates — 1.0%

Abu Dhabi Crude Oil Pipeline LLC 4.60%, 11/2/2047 (a)	222,000	256,132

DP World plc 6.85%, 7/2/2037 (a)	260,000	339,950

MDGH — GMTN BV 2.88%, 5/21/2030 (a)	201,000	210,799

		806,881

Total Corporate Bonds (Cost $8,368,744)		8,520,495

	SHARES

Short-Term Investments — 3.2%

Investment Companies — 0.9%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.03% (e) (f) (Cost $776,784)	776,784	776,784

Investment of Cash Collateral from Securities Loaned — 2.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (e) (f) (Cost $1,878,630)	1,878,630	1,878,630

Total Short-Term Investments (Cost $2,655,414)		2,655,414

Total Investments — 101.1% (Cost $82,506,095)		84,660,568
Liabilities in Excess of Other Assets — (1.1)%		(909,905)

Net Assets — 100.0%		83,750,663

Percentages indicated are based on net assets.

Abbreviations

CJSC	Closed Joint Stock Company
GMTN	Global medium term note
JSC	Joint Stock Company
PT	Limited liability company
SPC	Special purpose company

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.

(c)	The security or a portion of this security is on loan at February 28, 2021. The total value of securities on loan at February 28, 2021 is $1,815,183.
(d)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 28, 2021.
(e)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(f)	The rate shown is the current yield as of February 28, 2021.

SEE NOTES TO FINANCIAL STATEMENTS.

332	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2021

	JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	JPMorgan Core Plus Bond ETF	JPMorgan Corporate Bond Research Enhanced ETF
ASSETS:
Investments in non-affiliates, at value	$59,084,819	$131,135,142	$54,780,532
Investments in affiliates, at value	514,056	32,839,275	194,411
Investments of cash collateral received from securities loaned, at value (See Note 2.E.)	104,878	—	—
Cash	1,320	5,640	3,444
Deposits at broker for futures contracts	—	246,000	56,000
Segregated cash balance with Authorized Participant for deposit securities	52,497	—	—
Receivables:
Investment securities sold	1,040,371	155	201,452
Investment securities sold — delayed delivery securities	—	9,277,103	—
Interest from non-affiliates	250,697	716,142	502,519
Dividends from affiliates	7	630	3
Securities lending income (See Note 2.E.)	14	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	20,120	—

Total Assets	61,048,659	174,240,207	55,738,361

LIABILITIES:
Payables:
Investment securities purchased	1,234,686	263,656	387,515
Investment securities purchased — delayed delivery securities	—	27,244,827	—
Collateral received on securities loaned (See Note 2.E.)	104,878	—	—
Variation margin on futures contracts	—	450	12,248
Unrealized depreciation on forward foreign currency exchange contracts	—	41,069	—
Collateral upon return of deposit securities	52,497	—	—
Accrued liabilities:
Management fees (See Note 3.A.)	2,192	42,095	5,960

Total Liabilities	1,394,253	27,592,097	405,723

Net Assets	$59,654,406	$146,648,110	$55,332,638

NET ASSETS:
Paid-in-Capital	$58,678,896	$145,467,800	$53,275,690
Total distributable earnings (loss)	975,510	1,180,310	2,056,948

Total Net Assets	$59,654,406	$146,648,110	$55,332,638

Outstanding number of shares (unlimited number of shares authorized — par value $0.0001)	2,300,000	2,700,000	1,000,000

Net asset value, per share	$25.94	$54.31	$55.33

Cost of investments in non-affiliates	$58,236,781	$130,558,242	$53,129,223
Cost of investments in affiliates	514,056	32,839,275	194,411
Investment securities on loan, at value (See Note 2.E.)	102,693	—	—
Cost of investment of cash collateral (See Note 2.E.)	104,878	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	333

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2021 (continued)

	JPMorgan High Yield Research Enhanced ETF	JPMorgan International Bond Opportunities ETF (formerly known as JPMorgan Global Bond Opportunities ETF)	JPMorgan Municipal ETF
ASSETS:
Investments in non-affiliates, at value	$1,526,099,647	$233,326,707	$74,939,329
Investments in affiliates, at value	13,965,910	12,234,929	—
Cash	—	—	401,433
Foreign currency, at value	—	616,907	—
Deposits at broker for futures contracts	—	1,044,000	—
Deposits at broker for centrally cleared swaps	—	286,000	—
Segregated cash balance with Authorized Participant for deposit securities	52,496	—	—
Receivables:
Due from custodian	2,151,459	—	—
Investment securities sold	—	213,888	363
Investment securities sold — delayed delivery securities	—	—	825,131
Interest from non-affiliates	21,387,351	2,866,340	792,832
Dividends from affiliates	1,071	173	25
Tax reclaims	—	13,752	—
Variation margin on futures contracts	—	118,027	—
Variation margin on centrally cleared swaps (net upfront receipts of $0, $84,463 and $0, respectively)	—	69,338	—
Unrealized appreciation on forward foreign currency exchange contracts	—	1,379,196	—
Outstanding OTC swap contracts, at value (net upfront payments of $0, $218,485 and $0, respectively)	—	150,064	—

Total Assets	1,563,657,934	252,319,321	76,959,113

LIABILITIES:
Payables:
Due to custodian	—	3,354	—
Investment securities purchased	3,694,585	564,360	362
Investment securities purchased — delayed delivery securities	—	366,791	824,435
Unrealized depreciation on forward foreign currency exchange contracts	—	1,191,509	—
Collateral upon return of deposit securities	52,496	—	—
Accrued liabilities:
Management fees (See Note 3.A.)	276,798	95,580	14,011
Deferred foreign capital gains tax	—	444	—

Total Liabilities	4,023,879	2,222,038	838,808

Net Assets	$1,559,634,055	$250,097,283	$76,120,305

NET ASSETS:
Paid-in-Capital	$1,557,059,616	$252,816,016	$73,927,790
Total distributable earnings (loss)	2,574,439	(2,718,733)	2,192,515

Total Net Assets	$1,559,634,055	$250,097,283	$76,120,305

Outstanding number of shares (unlimited number of shares authorized — par value $0.0001)	30,200,000	4,900,000	1,400,000

Net asset value, per share	$51.64	$51.04	$54.37

Cost of investments in non-affiliates	$1,524,543,890	$230,568,903	$73,046,678
Cost of investments in affiliates	13,965,910	12,234,929	—
Cost of foreign currency	—	688,244	—

SEE NOTES TO FINANCIAL STATEMENTS.

334	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

	JPMorgan U.S. Aggregate Bond ETF	JPMorgan Ultra-Short Income ETF	JPMorgan Ultra-Short Municipal Income ETF	JPMorgan USD Emerging Markets Sovereign Bond ETF
ASSETS:
Investments in non-affiliates, at value	$816,173,492	$15,549,140,166	$1,247,629,533	$82,005,154
Investments in affiliates, at value	5,811,837	763,604,992	139,089,852	776,784
Investments of cash collateral received from securities loaned, at value (See Note 2.E.)	19,365,355	38,378,955	—	1,878,630
Repurchase agreements, at value	—	100,000,000	—	—
Cash	131,966	1,037,731	8,869	38,644
Deposits at broker for futures contracts	—	409,000	—	—
Segregated cash balance with Authorized Participant for deposit securities	31,428	—	—	—
Receivables:
Investment securities sold	28,042,749	48,546,927	22,360,037	2,606,189
Fund shares sold	—	—	12,759,135	—
Interest from non-affiliates	4,274,367	51,773,630	10,665,285	1,131,692
Dividends from affiliates	55	25,079	3,540	14
Tax reclaims	—	—	—	318
Securities lending income (See Note 2.E.)	1,330	3,707	—	518
Due from Authorized Participant	521,801	—	—	—

Total Assets	874,354,380	16,552,920,187	1,432,516,251	88,437,943

LIABILITIES:
Payables:
Investment securities purchased	28,122,850	308,318,633	12,444,265	2,783,048
Investment securities purchased — delayed delivery securities	—	60,000,000	9,595,016	—
Collateral received on securities loaned (See Note 2.E.)	19,365,355	38,378,955	—	1,878,630
Variation margin on futures contracts	—	117,722	—	—
Collateral upon return of deposit securities	31,428	—	—	—
Accrued liabilities:
Management fees (See Note 3.A.)	45,417	2,067,164	165,812	25,602

Total Liabilities	47,565,050	408,882,474	22,205,093	4,687,280

Net Assets	$826,789,330	$16,144,037,713	$1,410,311,158	$83,750,663

NET ASSETS:
Paid-in-Capital	$821,889,174	$16,060,524,046	$1,407,170,648	$85,502,389
Total distributable earnings (loss)	4,900,156	83,513,667	3,140,510	(1,751,726)

Total Net Assets	$826,789,330	$16,144,037,713	$1,410,311,158	$83,750,663

Outstanding number of shares (unlimited number of shares authorized — par value $0.0001)	30,400,000	317,950,000	27,650,000	1,700,000

Net asset value, per share	$27.20	$50.78	$51.01	$49.27

Cost of investments in non-affiliates	$813,311,427	$15,479,181,964	$1,245,040,021	$79,850,681
Cost of investments in affiliates	5,811,837	763,604,992	139,100,415	776,784
Cost of repurchase agreements	—	100,000,000	—	—
Investment securities on loan, at value (See Note 2.E.)	14,606,292	37,357,448	—	1,815,183
Cost of investment of cash collateral (See Note 2.E.)	19,365,355	38,378,955	—	1,878,630

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	335

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2021

	JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	JPMorgan Core Plus Bond ETF	JPMorgan Corporate Bond Research Enhanced ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$737,970	$2,157,137	$1,293,536
Interest income from affiliates	7	—	—
Dividend income from affiliates	176	19,517	661
Income from securities lending (net) (See Note 2.E.)	434	5	—

Total investment income	738,587	2,176,659	1,294,197

EXPENSES:
Management fees (See Note 3.A.)	21,720	368,866	60,753
Interest expense to non-affiliates	—	24	1

Total expenses	21,720	368,890	60,754

Net investment income (loss)	716,867	1,807,769	1,233,443

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	231,940	1,239,131	730,020
Options purchased	—	(9,788)	—
Futures contracts	—	302,138	(16,679)
Swaps	—	44,067	—

Net realized gain (loss)	231,940	1,575,548	713,341

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(139,324)	(1,512,341)	(1,304,980)
Futures contracts	—	(75,508)	(9,098)
Forward foreign currency exchange contracts	—	(20,949)	—

Change in net unrealized appreciation/depreciation	(139,324)	(1,608,798)	(1,314,078)

Net realized/unrealized gains (losses)	92,616	(33,250)	(600,737)

Change in net assets resulting from operations	$809,483	$1,774,519	$632,706

SEE NOTES TO FINANCIAL STATEMENTS.

336	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

	JPMorgan High Yield Research Enhanced ETF	JPMorgan International Bond Opportunities ETF (formerly known as JPMorgan Global Bond Opportunities ETF)		JPMorgan Municipal ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$15,258,858	$5,975,964		$1,221,765
Interest income from affiliates	—	187		—
Dividend income from non-affiliates	—	349		18
Dividend income from affiliates	4,813	10,744		5,944
Income from securities lending (net) (See Note 2.E.)	1,854	—		—
Foreign taxes withheld (net)	—	(19,168)		—

Total investment income	15,265,525	5,968,076		1,227,727

EXPENSES:
Management fees (See Note 3.A.)	811,073	869,744		138,012
Interest expense to non-affiliates	—	1,041		—
Interest expense to affiliates	—	6,511		—

Total expenses	811,073	877,296		138,012

Net investment income (loss)	14,454,452	5,090,780		1,089,715

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(2,690,435)	(228,659	)(a)	238,804
Investments in affiliates	—	—		(1,560)
In-kind redemptions of investments in non-affiliates	(5,409,895)	—		—
Futures contracts	—	1,635,300		—
Foreign currency transactions	—	(264,636)		—
Forward foreign currency exchange contracts	—	(3,697,713)		—
Swaps	—	825,794		—

Net realized gain (loss)	(8,100,330)	(1,729,914)		237,244

Distributions of capital gains received from investment company affiliates	—	—		3

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	2,918,296	436,066	(b)	(1,230,669)
Investments in affiliates	—	—		(14)
Futures contracts	—	244,227		—
Foreign currency translations	—	247,078		—
Forward foreign currency exchange contracts	—	267,938		—
Swaps	—	130,883		—

Change in net unrealized appreciation/depreciation	2,918,296	1,326,192		(1,230,683)

Net realized/unrealized gains (losses)	(5,182,034)	(403,722)		(993,436)

Change in net assets resulting from operations	$9,272,418	$4,687,058		$96,279

(a)	Net of foreign capital gains tax of $(29,246).
(b)	Net of change in foreign capital gains tax of $9,702.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	337

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2021 (continued)

	JPMorgan U.S. Aggregate Bond ETF	JPMorgan Ultra-Short Income ETF	JPMorgan Ultra-Short Municipal Income ETF	JPMorgan USD Emerging Markets Sovereign Bond ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$11,425,719	$173,481,765	$5,097,507	$4,112,269
Interest income from affiliates	10	—	—	—
Dividend income from affiliates	2,552	1,283,035	76,628	621
Income from securities lending (net) (See Note 2.E.)	13,953	115,663	—	9,556

Total investment income	11,442,234	174,880,463	5,174,135	4,122,446

EXPENSES:
Management fees (See Note 3.A.)	476,422	22,121,701	1,066,035	328,421
Interest expense to non-affiliates	—	1,849	—	—
Interest expense to affiliates	—	10,022	—	—

Total expenses	476,422	22,133,572	1,066,035	328,421

Net investment income (loss)	10,965,812	152,746,891	4,108,100	3,794,025

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	3,507,191	120,637	(27,009)	(3,806,548)
Investments in affiliates	—	—	(7,802)	—
In-kind redemptions of investments in non-affiliates	2,586,176	—	—	150,800
Futures contracts	—	6,682,948	—	—

Net realized gain (loss)	6,093,367	6,803,585	(34,811)	(3,655,748)

Distributions of capital gains received from investment company affiliates	—	—	178	—

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(17,084,303)	25,780,691	1,928,681	(131,088)
Investments in affiliates	—	—	(10,563)	—
Futures contracts	—	427,077	—	—

Change in net unrealized appreciation/depreciation	(17,084,303)	26,207,768	1,918,118	(131,088)

Net realized/unrealized gains (losses)	(10,990,936)	33,011,353	1,883,485	(3,786,836)

Change in net assets resulting from operations	$(25,124)	$185,758,244	$5,991,585	$7,189

SEE NOTES TO FINANCIAL STATEMENTS.

338	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF		JPMorgan Core Plus Bond ETF
	Year Ended February 28, 2021	Period Ended February 29, 2020 (a)	Year Ended February 28, 2021	Year Ended February 29, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$716,867	$750,051	$1,807,769	$927,088
Net realized gain (loss)	231,940	91,623	1,575,548	620,050
Change in net unrealized appreciation/depreciation	(139,324)	987,362	(1,608,798)	2,065,672

Change in net assets resulting from operations	809,483	1,829,036	1,774,519	3,612,810

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(876,578)	(786,431)	(3,118,840)	(1,191,282)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	22,226,417	36,452,479	93,823,607	26,569,194

NET ASSETS:
Change in net assets	22,159,322	37,495,084	92,479,286	28,990,722
Beginning of period	37,495,084	—	54,168,824	25,178,102

End of period	$59,654,406	$37,495,084	$146,648,110	$54,168,824

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$23,516,563	$36,452,479	$121,700,097	$26,569,194
Cost of shares redeemed	(1,290,146)	—	(27,876,490)	—

Total change in net assets resulting from capital transactions	$22,226,417	$36,452,479	$93,823,607	$26,569,194

SHARE TRANSACTIONS:
Issued	900,000	1,450,000	2,200,000	500,000
Redeemed	(50,000)	—	(500,000)	—

Net increase in shares from share transactions	850,000	1,450,000	1,700,000	500,000

(a)	Commencement of operations was March 12, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	339

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan Corporate Bond Research Enhanced ETF		JPMorgan High Yield Research Enhanced ETF
	Year Ended February 28, 2021	Year Ended February 29, 2020	Year Ended February 28, 2021	Year Ended February 29, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,233,443	$1,051,195	$14,454,452	$8,026,465
Net realized gain (loss)	713,341	780,622	(8,100,330)	1,508,193
Change in net unrealized appreciation/depreciation	(1,314,078)	2,449,608	2,918,296	(189,354)

Change in net assets resulting from operations	632,706	4,281,425	9,272,418	9,345,304

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(1,836,138)	(1,566,538)	(10,833,216)	(8,310,507)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	21,365,676	6,860,014	1,390,157,529	15,432,142

NET ASSETS:
Change in net assets	20,162,244	9,574,901	1,388,596,731	16,466,939
Beginning of period	35,170,394	25,595,493	171,037,324	154,570,385

End of period	$55,332,638	$35,170,394	$1,559,634,055	$171,037,324

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$21,365,676	$6,860,014	$1,434,265,618	$15,432,142
Cost of shares redeemed	—	—	(44,108,089)	—

Total change in net assets resulting from capital transactions	$21,365,676	$6,860,014	$1,390,157,529	$15,432,142

SHARE TRANSACTIONS:
Issued	375,000	125,000	27,800,000	300,000
Redeemed	—	—	(1,000,000)	—

Net increase in shares from share transactions	375,000	125,000	26,800,000	300,000

SEE NOTES TO FINANCIAL STATEMENTS.

340	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

	JPMorgan International Bond Opportunities ETF (formerly known as JPMorgan Global Bond Opportunities ETF)		JPMorgan Municipal ETF
	Year Ended February 28, 2021	Year Ended February 29, 2020	Year Ended February 28, 2021	Year Ended February 29, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,090,780	$6,285,285	$1,089,715	$860,167
Net realized gain (loss)	(1,729,914)	2,702,947	237,244	575,968
Distributions of capital gains received from investment company affiliates	—	—	3	—
Change in net unrealized appreciation/depreciation	1,326,192	4,105,639	(1,230,683)	2,214,073

Change in net assets resulting from operations	4,687,058	13,093,871	96,279	3,650,208

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(4,888,166)	(8,337,390)	(1,149,619)	(1,413,794)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	80,369,552	(15,184,873)	24,782,763	19,000,910

NET ASSETS:
Change in net assets	80,168,444	(10,428,392)	23,729,423	21,237,324
Beginning of period	169,928,839	180,357,231	52,390,882	31,153,558

End of period	$250,097,283	$169,928,839	$76,120,305	$52,390,882

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$107,768,383	$5,073,164	$35,363,968	$29,682,599
Cost of shares redeemed	(27,398,831)	(20,258,037)	(10,581,205)	(10,681,689)

Total change in net assets resulting from capital transactions	$80,369,552	$(15,184,873)	$24,782,763	$19,000,910

SHARE TRANSACTIONS:
Issued	2,100,000	100,000	650,000	550,000
Redeemed	(600,000)	(400,000)	(200,000)	(200,000)

Net increase (decrease) in shares from share transactions	1,500,000	(300,000)	450,000	350,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	341

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan U.S. Aggregate Bond ETF		JPMorgan Ultra-Short Income ETF
	Year Ended February 28, 2021	Year Ended February 29, 2020	Year Ended February 28, 2021	Year Ended February 29, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,965,812	$6,135,910	$152,746,891	$215,229,392
Net realized gain (loss)	6,093,367	1,526,368	6,803,585	4,869,131
Change in net unrealized appreciation/depreciation	(17,084,303)	19,826,834	26,207,768	41,300,189

Change in net assets resulting from operations	(25,124)	27,489,112	185,758,244	261,398,712

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(13,077,795)	(7,057,507)	(148,089,858)	(218,564,137)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	296,821,303	423,909,259	4,514,879,823	5,845,592,654

NET ASSETS:
Change in net assets	283,718,384	444,340,864	4,552,548,209	5,888,427,229
Beginning of period	543,070,946	98,730,082	11,591,489,504	5,703,062,275

End of period	$826,789,330	$543,070,946	$16,144,037,713	$11,591,489,504

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$364,516,514	$445,988,689	$6,937,280,585	$6,133,315,027
Cost of shares redeemed	(67,695,211)	(22,079,430)	(2,422,400,762)	(287,722,373)

Total change in net assets resulting from capital transactions	$296,821,303	$423,909,259	$4,514,879,823	$5,845,592,654

SHARE TRANSACTIONS:
Issued	13,100,000	16,750,000	136,900,000	121,600,000
Redeemed	(2,500,000)	(850,000)	(48,450,000)	(5,700,000)

Net increase in shares from share transactions	10,600,000	15,900,000	88,450,000	115,900,000

SEE NOTES TO FINANCIAL STATEMENTS.

342	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

	JPMorgan Ultra-Short Municipal Income ETF		JPMorgan USD Emerging Markets Sovereign Bond ETF
	Year Ended February 28, 2021	Year Ended February 29, 2020	Year Ended February 28, 2021	Year Ended February 29, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,108,100	$1,852,136	$3,794,025	$3,299,525
Net realized gain (loss)	(34,811)	(20,822)	(3,655,748)	380,895
Distributions of capital gains received from investment company affiliates	178	—	—	—
Change in net unrealized appreciation/depreciation	1,918,118	526,419	(131,088)	3,946,502

Change in net assets resulting from operations	5,991,585	2,357,733	7,189	7,626,922

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(3,476,451)	(1,868,857)	(3,496,716)	(3,288,107)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,200,610,442	148,897,115	(4,473,264)	25,597,892

NET ASSETS:
Change in net assets	1,203,125,576	149,385,991	(7,962,791)	29,936,707
Beginning of period	207,185,582	57,799,591	91,713,454	61,776,747

End of period	$1,410,311,158	$207,185,582	$83,750,663	$91,713,454

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$1,200,610,442	$151,415,332	$19,156,204	$25,597,892
Cost of shares redeemed	—	(2,518,217)	(23,629,468)	—

Total change in net assets resulting from capital transactions	$1,200,610,442	$148,897,115	$(4,473,264)	$25,597,892

SHARE TRANSACTIONS:
Issued	23,550,000	3,000,000	400,000	500,000
Redeemed	—	(50,000)	(500,000)	—

Net increase (decrease) in shares from share transactions	23,550,000	2,950,000	(100,000)	500,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	343

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
Year Ended February 28, 2021	$25.86	$0.42	$0.17		$0.59	$(0.41)	$(0.10)	$(0.51)
March 12, 2019 (f) through February 29, 2020	25.00	0.59	0.88		1.47	(0.61)	—	(0.61)

JPMorgan Core Plus Bond ETF
Year Ended February 28, 2021	54.17	0.97	0.70	(h)	1.67	(0.88)	(0.65)	(1.53)
Year Ended February 29, 2020	50.36	1.45	4.13		5.58	(1.44)	(0.33)	(1.77)
January 28, 2019 (f) through February 28, 2019	50.00	0.13	0.36		0.49	(0.13)	—	(0.13)

JPMorgan Corporate Bond Research Enhanced ETF
Year Ended February 28, 2021	56.27	1.58	(0.31)		1.27	(1.46)	(0.75)	(2.21)
Year Ended February 29, 2020	51.19	1.95	5.96		7.91	(1.93)	(0.90)	(2.83)
December 12, 2018 (f) through February 28, 2019	50.00	0.44	1.19		1.63	(0.44)	—	(0.44)

JPMorgan High Yield Research Enhanced ETF
Year Ended February 28, 2021	50.31	2.12	1.31	(h)	3.43	(2.07)	(0.03)	(2.10)
Year Ended February 29, 2020	49.86	2.50	0.53		3.03	(2.58)	—	(2.58)
Year Ended February 28, 2019	50.09	2.47	(0.23)		2.24	(2.47)	—	(2.47)
Year Ended February 28, 2018	50.96	2.44	(0.92)		1.52	(2.39)	—	(2.39)
September 14, 2016 (f) through February 28, 2017	50.00	1.14	0.96		2.10	(1.14)	— (l)	(1.14)

JPMorgan International Bond Opportunities ETF (formerly known as JPMorgan Global Bond Opportunities ETF)
Year Ended February 28, 2021	49.98	1.45	1.00	(h)	2.45	(1.39)	—	(1.39)
Year Ended February 29, 2020	48.75	1.71	1.86		3.57	(2.34)	—	(2.34)
Year Ended February 28, 2019	50.54	1.94	(0.97)		0.97	(2.56)	(0.20)	(2.76)
April 5, 2017 (f) through February 28, 2018	50.00	1.83	0.05	(h)	1.88	(1.34)	—	(1.34)

JPMorgan Municipal ETF
Year Ended February 28, 2021	55.15	1.00	(0.71)		0.29	(0.94)	(0.13)	(1.07)
Year Ended February 29, 2020	51.92	1.24	3.91		5.15	(1.22)	(0.70)	(1.92)
October 29, 2018 (f) through February 28, 2019	50.00	0.46	1.90		2.36	(0.44)	—	(0.44)

JPMorgan U.S. Aggregate Bond ETF
Year Ended February 28, 2021	27.43	0.44	(0.15)		0.29	(0.42)	(0.10)	(0.52)
Year Ended February 29, 2020	25.32	0.69	2.18		2.87	(0.72)	(0.04)	(0.76)
December 12, 2018 (f) through February 28, 2019	25.00	0.18	0.29		0.47	(0.15)	—	(0.15)

JPMorgan Ultra-Short Income ETF
Year Ended February 28, 2021	50.51	0.58	0.28		0.86	(0.59)	— (l)	(0.59)
Year Ended February 29, 2020	50.20	1.28	0.32		1.60	(1.29)	—	(1.29)
Year Ended February 28, 2019	50.01	1.37	(0.04	)(h)	1.33	(1.14)	—	(1.14)
May 17, 2017 (f) through February 28, 2018	50.00	0.70	(0.08)		0.62	(0.61)	—	(0.61)

JPMorgan Ultra-Short Municipal Income ETF
Year Ended February 28, 2021	50.53	0.32	0.52		0.84	(0.36)	—	(0.36)
Year Ended February 29, 2020	50.26	0.78	0.26		1.04	(0.77)	—	(0.77)
October 16, 2018 (f) through February 28, 2019	50.00	0.35	0.23		0.58	(0.32)	—	(0.32)

JPMorgan USD Emerging Markets Sovereign Bond ETF
Year Ended February 28, 2021	50.95	2.17	(1.83)		0.34	(2.02)	—	(2.02)
Year Ended February 29, 2020	47.52	2.32	3.40		5.72	(2.29)	—	(2.29)
Year Ended February 28, 2019	48.83	2.31	(1.30)		1.01	(2.32)	—	(2.32)
January 29, 2018 (f) through February 28, 2018	50.00	0.19	(1.21)		(1.02)	(0.15)	—	(0.15)

(a)	Annualized for periods less than one year, unless otherwise indicated.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)

Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.

(f)	Commencement of operations.
(g)

Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(h)

Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

(i)

Prior to November 1, 2019, the Fund may have waived fees if expenses exceeded the expense cap. On November 1, 2019, the Fund adopted a unitary fee structure where a management fee is accrued by the fund based on prior day net assets and other expenses are paid by the Advisor.

(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(k)	Amount rounds to less than 0.5%
(l)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

344	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

Ratios/Supplemental data
						Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)		Net assets, end of period	Net expenses		Net investment income (loss)	Expenses without waivers and reimbursements		Portfolio turnover rate (c)

$25.94	$25.98	2.32%	2.55%		$59,654,406	0.05%		1.62%	0.05%		40%
25.86	25.84	5.93	5.85	(g)	37,495,084	0.05		2.38	0.05		56

54.31	54.48	3.08	2.87		146,648,110	0.36		1.76	0.36		272
54.17	54.44	11.24	11.52		54,168,824	0.38		2.76	0.69	(i)	91
50.36	50.48	0.97	1.21	(g)	25,178,102	0.38	(j)	2.96	5.38	(i)(j)	—	(k)

55.33	55.48	2.24	2.09		55,332,638	0.14		2.81	0.14		41
56.27	56.50	15.74	15.95		35,170,394	0.14		3.58	0.65	(i)	67
51.19	51.30	3.26	3.48	(g)	25,595,493	0.14	(j)	3.98	2.13	(i)(j)	12

51.64	51.61	7.16	6.43		1,559,634,055	0.23		4.18	0.23		50
50.31	50.62	6.15	6.88		171,037,324	0.32		4.90	0.44	(i)	128
49.86	49.82	4.66	4.00		154,570,385	0.40		5.01	0.57	(i)	23
50.09	50.36	3.00	3.12		105,191,308	0.40		4.78	0.98	(i)	23
50.96	51.16	4.24	4.64	(g)	30,574,068	0.39	(j)	4.99	1.74	(i)(j)	8

51.04	51.34	5.02	5.95		250,097,283	0.50		2.90	0.50		136
49.98	49.83	7.39	6.89		169,928,839	0.53		3.40	0.69	(i)	88
48.75	48.83	2.09	2.13		180,357,231	0.54		3.92	0.82	(i)	73
50.54	50.60	3.76	3.88	(g)	151,634,232	0.53	(j)	3.98	1.10	(i)(j)	52

54.37	54.35	0.54	0.67		76,120,305	0.23		1.84	0.23		56
55.15	55.06	10.09	9.71		52,390,882	0.23		2.31	0.67	(i)	51
51.92	52.01	4.74	4.92	(g)	31,153,558	0.23	(j)	2.65	1.06	(i)(j)	15

27.20	27.18	1.04	0.85		826,789,330	0.07		1.60	0.07		64
27.43	27.46	11.46	11.49		543,070,946	0.07		2.61	0.20	(i)	57
25.32	25.34	1.90	1.98	(g)	98,730,082	0.07	(j)	3.26	1.14	(i)(j)	53

50.78	50.79	1.72	1.67		16,144,037,713	0.17		1.14	0.17		94
50.51	50.54	3.22	3.22		11,591,489,504	0.18		2.53	0.22	(i)	46
50.20	50.23	2.68	2.66		5,703,062,275	0.17		2.74	0.28	(i)	43
50.01	50.05	1.25	1.33	(g)	200,051,266	0.16	(j)	1.77	0.55	(i)(j)	25

51.01	51.03	1.66	1.64		1,410,311,158	0.16		0.63	0.16		67
50.53	50.56	2.09	2.09		207,185,582	0.18		1.55	0.34	(i)	153
50.26	50.29	1.16	1.22	(g)	57,799,591	0.17	(j)	1.88	0.79	(i)(j)	61

49.27	49.30	0.85	0.50		83,750,663	0.39		4.50	0.39		59
50.95	51.15	12.25	12.44		91,713,454	0.39		4.64	0.58	(i)	53
47.52	47.62	2.29	2.23		61,776,747	0.39		4.96	0.87	(i)	28
48.83	48.95	(2.03)	(1.79	)(g)	53,713,929	0.35	(j)	4.79	2.74	(i)(j)	2

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	345

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2021

1. Organization

J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

Diversification Classification
JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF(1)	Diversified
JPMorgan Core Plus Bond ETF	Diversified
JPMorgan Corporate Bond Research Enhanced ETF	Diversified
JPMorgan High Yield Research Enhanced ETF	Diversified
JPMorgan International Bond Opportunities ETF(2)	Diversified
JPMorgan Municipal ETF	Diversified
JPMorgan U.S. Aggregate Bond ETF	Diversified
JPMorgan Ultra-Short Income ETF	Diversified
JPMorgan Ultra-Short Municipal Income ETF	Diversified
JPMorgan USD Emerging Markets Sovereign Bond ETF	Diversified

(1)	Commenced operations on March 12, 2019.
(2)	Effective September 14, 2020, JPMorgan Global Bond Opportunities ETF changed its name to JPMorgan International Bond Opportunities ETF.

The investment objective of JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF (“BetaBuilders 1-5 Year U.S. Aggregate Bond ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg Barclays Short-Term U.S. Aggregate Bond Index.

The investment objective of JPMorgan Core Plus Bond ETF (“Core Plus Bond ETF”) is to seek a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

The investment objective of JPMorgan Corporate Bond Research Enhanced ETF (“Corporate Bond Research Enhanced ETF”) is to seek to provide total return from a portfolio of investment grade corporate bonds.

The investment objective of JPMorgan High Yield Research Enhanced ETF (“High Yield Research Enhanced ETF”) is to seek to provide a high level of income with capital appreciation as a secondary objective.

The investment objective of JPMorgan International Bond Opportunities ETF (formerly JPMorgan Global Bond Opportunities ETF) (“International Bond Opportunities ETF”) is to seek to provide total return.

The investment objective of JPMorgan Municipal ETF (“Municipal ETF”) is to seek to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations. For purposes of the Fund’s investment objective, “gross income” means gross income for federal income tax purposes.

The investment objective of JPMorgan U.S. Aggregate Bond ETF (“U.S. Aggregate Bond ETF”) is to seek long-term total return.

The investment objective of JPMorgan Ultra-Short Income ETF (“Ultra-Short Income ETF”) is to seek to provide current income while seeking to maintain a low volatility of principal.

The investment objective of JPMorgan Ultra-Short Municipal Income ETF (“Ultra-Short Municipal Income ETF”) is to seek to provide as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

The investment objective of JPMorgan USD Emerging Markets Sovereign Bond ETF (“USD Emerging Markets Sovereign Bond ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JPMorgan Emerging Markets Risk-Aware Bond Index.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

346	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

Shares of each Fund are listed and traded at market price on an exchange as follows:

Listing Exchange
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	Cboe BZX Exchange, Inc.
Core Plus Bond ETF	Cboe BZX Exchange, Inc.
Corporate Bond Research Enhanced ETF	NYSE Arca, Inc.
High Yield Research Enhanced ETF	Cboe BZX Exchange, Inc.
International Bond Opportunities ETF	Cboe BZX Exchange, Inc.
Municipal ETF	Cboe BZX Exchange, Inc.
U.S. Aggregate Bond ETF	NYSE Arca, Inc.
Ultra-Short Income ETF	Cboe BZX Exchange, Inc.
Ultra-Short Municipal Income ETF	Cboe BZX Exchange, Inc.
USD Emerging Markets Sovereign Bond ETF	NYSE Arca, Inc.

Market prices for the Funds’ shares may be different from their net asset value (“NAV”).

The Funds issue and redeem their shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, referred to as “Creation Units” as shown in the table below:

Shares per Creation Unit
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	50,000
Core Plus Bond ETF	100,000
Corporate Bond Research Enhanced ETF	25,000
High Yield Research Enhanced ETF	100,000
International Bond Opportunities ETF	100,000
Municipal ETF	50,000
U.S. Aggregate Bond ETF	50,000
Ultra-Short Income ETF	50,000
Ultra-Short Municipal Income ETF	50,000
USD Emerging Markets Sovereign Bond ETF	100,000

The Funds may elect creations and redemptions in cash or partially in cash. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Funds (each, an “Authorized Participant”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	347

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2021 (continued)

market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAVs of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Certain short term investments may be valued using the amortized cost method, provided it approximates the fair market value of the investment. The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can generally be expected to vary inversely with changes in prevailing interest rates.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the tables on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by Core Plus Bond ETF and International Bond Opportunities ETF at February 28, 2021.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

348	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$468,806	$—	$468,806
Commercial Mortgage-Backed Securities	—	1,321,504	155,591	1,477,095
Corporate Bonds	—	14,771,329	—	14,771,329
Foreign Government Securities	—	939,769	—	939,769
Mortgage-Backed Securities	—	4,878,625	—	4,878,625
Municipal Bonds	—	127,636	—	127,636
Supranational	—	1,822,858	—	1,822,858
U.S. Government Agency Securities	—	1,611,003	—	1,611,003
U.S. Treasury Obligations	—	32,987,698	—	32,987,698
Short-Term Investments
Investment Companies	514,056	—	—	514,056
Investment of Cash Collateral from Securities Loaned	104,878	—	—	104,878

Total Short-Term Investments	618,934	—	—	618,934

Total Investments in Securities	$618,934	$58,929,228	$155,591	$59,703,753

Core Plus Bond ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$12,016,547	$9,701,506	$21,718,053
Collateralized Mortgage Obligations	—	2,590,254	2,224,016	4,814,270
Commercial Mortgage-Backed Securities	—	4,121,720	148,523	4,270,243
Common Stocks
Oil, Gas & Consumable Fuels	7,214	15,400	—	22,614
Professional Services	62	—	—	62

Total Common Stocks	7,276	15,400	—	22,676

Corporate Bonds	—	55,351,532	—	55,351,532
Mortgage-Backed Securities	—	30,037,850	—	30,037,850
Municipal Bonds	—	33,256	—	33,256
Preferred Stocks	—	—	4,467	4,467
U.S. Treasury Obligations	—	14,878,728	—	14,878,728
Warrants
Diversified Telecommunication Services	—	—	222	222
Media	—	—	1	1
Oil, Gas & Consumable Fuels	3,844	—	—	3,844

Total Warrants	3,844	—	223	4,067

Short-Term Investments
Investment Companies	32,839,275	—	—	32,839,275

Total Investments in Securities	$32,850,395	$119,045,287	$12,078,735	$163,974,417

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$20,120	$—	$20,120
Futures Contracts	14,549	—	—	14,549
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(41,069)	—	(41,069)
Futures Contracts	(20,673)	—	—	(20,673)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(6,124)	$(20,949)	$—	$(27,073)

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	349

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2021 (continued)

Corporate Bond Research Enhanced ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$45,102	$—	$45,102
Corporate Bonds	—	54,332,398	—	54,332,398
U.S. Treasury Obligations	—	403,032	—	403,032
Short-Term Investments
Investment Companies	194,411	—	—	194,411

Total Investments in Securities	$194,411	$54,780,532	$—	$54,974,943

Appreciation in Other Financial Instruments
Futures Contracts	$11,948	$—	$—	$11,948
Depreciation in Other Financial Instruments
Futures Contracts	(18,526)	—	—	(18,526)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(6,578)	$—	$—	$(6,578)

High Yield Research Enhanced ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Corporate Bonds	$—	$1,526,099,647	$—	$1,526,099,647
Short-Term Investments
Investment Companies	13,965,910	—	—	13,965,910

Total Investments in Securities	$13,965,910	$1,526,099,647	$—	$1,540,065,557

International Bond Opportunities ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$—	$4,835,665	$1,699,878	$6,535,543
Collateralized Mortgage Obligations
European Union	—	211,146	—	211,146
United States	—	4,715,347	154,490	4,869,837
United Kingdom	—	248,015	—	248,015

Total Collateralized Mortgage Obligations	—	5,174,508	154,490	5,328,998

Commercial Mortgage-Backed Securities
United States	—	4,210,176	2,040,140	6,250,316
Common Stocks	97,287	—	—	97,287
Corporate Bonds	—	136,008,665	—	136,008,665
Foreign Government Securities	—	78,887,613	—	78,887,613
Supranational	—	218,063	—	218,063
Warrants	—	—	222	222
Short-Term Investments
Investment Companies	12,234,929	—	—	12,234,929

Total Investments in Securities	$12,332,216	$229,334,690	$3,894,730	$245,561,636

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$1,379,196	$—	$1,379,196
Futures Contracts	478,997	—	—	478,997
Swaps	—	272,634	—	272,634
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(1,191,509)	—	(1,191,509)
Futures Contracts	(193,716)	—	—	(193,716)
Swaps	—	(93,585)	—	(93,585)

Total Net Appreciation/Depreciation in Other Financial Instruments	$285,281	$366,736	$—	$652,017

350	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

Municipal ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$74,939,329	$—	$74,939,329

U.S. Aggregate Bond ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$2,679,194	$—	$2,679,194
Commercial Mortgage-Backed Securities	—	17,624,085	420,394	18,044,479
Corporate Bonds	—	218,625,236	—	218,625,236
Foreign Government Securities	—	15,677,289	—	15,677,289
Mortgage-Backed Securities	—	225,101,992	—	225,101,992
Municipal Bonds	—	4,990,455	—	4,990,455
Supranational	—	11,969,256	—	11,969,256
U.S. Government Agency Securities	—	13,341,448	—	13,341,448
U.S. Treasury Obligations	—	305,744,143	—	305,744,143
Short-Term Investments
Investment Companies	5,811,837	—	—	5,811,837
Investment of Cash Collateral from Securities Loaned	19,365,355	—	—	19,365,355

Total Short-Term Investments	25,177,192	—	—	25,177,192

Total Investments in Securities	$25,177,192	$815,753,098	$420,394	$841,350,684

Ultra-Short Income ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$1,871,994,750	$285,921	$1,872,280,671
Certificates of Deposit	—	40,324,378	—	40,324,378
Commercial Mortgage-Backed Securities	—	364,512,236	9,442,948	373,955,184
Corporate Bonds	—	9,632,040,447	—	9,632,040,447
Foreign Government Securities	—	28,959,134	—	28,959,134
U.S. Treasury Obligations	—	214,091,437	—	214,091,437
Short-Term Investments
Certificates of Deposit	—	1,209,085,635	—	1,209,085,635
Commercial Paper	—	2,178,403,280	—	2,178,403,280
Investment Companies	763,604,992	—	—	763,604,992
Investment of Cash Collateral from Securities Loaned	38,378,955	—	—	38,378,955
Repurchase Agreements	—	100,000,000	—	100,000,000

Total Short-Term Investments	801,983,947	3,487,488,915	—	4,289,472,862

Total Investments in Securities	$801,983,947	$15,639,411,297	$9,728,869	$16,451,124,113

Appreciation in Other Financial Instruments
Futures Contracts	$232,095	$—	$—	$232,095

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	351

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2021 (continued)

Ultra-Short Municipal Income ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Municipal Bonds	$—	$1,247,629,533	$—	$1,247,629,533
Short-Term Investments
Investment Companies	139,089,852	—	—	139,089,852

Total Investments in Securities	$139,089,852	$1,247,629,533	$—	$1,386,719,385

USD Emerging Markets Sovereign Bond ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Corporate Bonds	$—	$8,520,495	$—	$8,520,495
Foreign Government Securities	—	73,484,659	—	73,484,659
Short-Term Investments
Investment Companies	776,784	—	—	776,784
Investment of Cash Collateral from Securities Loaned	1,878,630	—	—	1,878,630

Total Short-Term Investments	2,655,414	—	—	2,655,414

Total Investments in Securities	$2,655,414	$82,005,154	$—	$84,660,568

(a)	Please refer to the SOI for specifics of portfolio holdings.

There were no significant transfers into or out of level 3 for the year ended February 28, 2021 for BetaBuilders 1-5 Year U.S. Aggregate Bond ETF.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

Core Plus Bond ETF	Balance as of February 29, 2020	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2021
Investments in Securities:
Asset-Backed Securities	$2,033,177	$(24)	$189,134	$(465)	$8,370,117	$(890,433)	$—	$—	$9,701,506
Collateralized Mortgage Obligations	691,915	—	(15,296)	(783)	1,791,524	(243,344)	—	—	2,224,016
Commercial Mortgage-Backed Securities	150,000	—	(1,477)	—	—	—	—	—	148,523
Preferred Stocks — Internet & Direct Marketing Retail	—	—	1,220	—	3,247	—	—	—	4,467
Warrants — Diversified Telecommunication Services	—	—	222	—	—	—	—	—	222
Warrants — Media	—	—	—	—	1	—	—	—	1

Total	$2,875,092	$(24)	$173,803	$(1,248)	$10,164,889	$(1,133,777)	$—	$—	$12,078,735

352	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

International Bond Opportunities ETF	Balance as of February 29, 2020		Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2021
Investments in Securities:
Asset-Backed Securities — Cayman Islands	$348,565		$(24,080)	$1,435	$—	$—	$(325,920)	$—	$—	$—
Asset-Backed Securities — United States	4,749,667		(1,230)	(50,704)	492	—	(2,998,347)	—	—	1,699,878
Collateralized Mortgage Obligations — United States	153,617		—	873	—	—	—	—	—	154,490
Commercial Mortgage-Backed Securities — United States	1,776,971		(20,339)	(66,292)	1,774	1,187,272	(982,886)	143,640	—	2,040,140
Corporate Bonds — Luxembourg	336,188		—	(12,682)	127	—	(323,633)	—	—	—
Corporate Bonds — United States	—	(a)	7,488	—	—	—	(7,488)	—	—	—
Warrants — United States	—		—	222	—	—	—	—	—	222

Total	$7,365,008		$(38,161)	$(127,148)	$2,393	$1,187,272	$(4,638,274)	$143,640	$—	$3,894,730

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Value is Zero.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 28, 2021, which were valued using significant unobservable inputs (level 3) were as follows:

Core Plus Bond ETF	$179,540
International Bond Opportunities ETF	(84,138)

These amounts are included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.

There were no significant transfers into or out of level 3 for the year ended February 28, 2021 for International Bond Opportunities ETF.

The significant unobservable inputs used in the fair value measurement of the Funds’ investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

Core Plus Bond ETF

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at February 28, 2021	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$9,701,506	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 35.00% (10.81%)
			Yield (Discount Rate of Cash Flows)	1.67% - 5.24% (2.89%)

Asset-Backed Securities	9,701,506

	2,224,016	Discounted Cash Flow	Constant Prepayment Rate	100.00% (100.00%)
			Constant Default Rate	0.00% - 0.50% (0.19%)
			Yield (Discount Rate of Cash Flows)	1.29% - 1.57% (1.41%)

Collateralized Mortgage Obligations	2,224,016

	148,523	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	3.21% (3.21%)

Commercial Mortgage-Backed Securities	148,523

	222	Market Comparable Companies	EBITDA Multiple (b)	4.8x (4.8x)
	1	Pending Distribution Amount	Expected Recovery	$0.01 ($0.01)

Warrants	223

Total	$12,074,268

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	353

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2021 (continued)

#

The table above does not include certain level 3 securities that are valued by brokers and Pricing Services. At February 28, 2021, the value of these investments was $4,467.The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.

International Bond Opportunities ETF

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at February 28, 2021	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$1,699,878	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 35.00% (16.82%)
			Constant Default Rate	0.00% - 3.40% (0.76%)
			Yield (Discount Rate of Cash Flows)	1.30% - 4.11% (3.06%)

Asset-Backed Securities	1,699,878

	154,490	Discounted Cash Flow	Constant Prepayment Rate	20.00% (20.00%)
			Constant Default Rate	0.50% (0.50%)
			Yield (Discount Rate of Cash Flows)	3.35% (3.35%)

Collateralized Mortgage Obligations	154,490

	2,040,140	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (9.90%)
			Constant Default Rate	0.00% - 2.00% (0.20%)
			Yield (Discount Rate of Cash Flows)	2.01% - 199% (17.04%)

Commercial Mortgage-Backed Securities	2,040,140

	222	Market Comparable Companies	EBITDA Multiple (b)	4.8x (4.8x)

Warrants	222

Total	$3,894,730

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of February 28, 2021, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Repurchase Agreements — Ultra-Short Income ETF may enter into repurchase agreement transactions that meet the credit guidelines of JPMIM. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The Fund requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Fund to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. Repurchase agreement collateral may be held in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan.

The Fund’s repurchase agreements are not subject to master netting arrangements.

D. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — Core Plus Bond ETF, International Bond Opportunities ETF, Municipal ETF, Ultra-Short Income ETF and Ultra-Short Municipal Income ETF purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date.

354	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

International Bond Opportunities ETF may be required to post or receive collateral for delayed delivery securities in the form of cash or securities under a Master Securities Forward Transaction Agreement with the counterparties (each, an “MSFTA”). The collateral requirements are generally calculated by netting the mark-to-market amount for a Fund’s transactions under the MSFTA and comparing that amount to the value of the collateral pledged by a fund and the counterparty. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by a Fund is held in a segregated account at the Fund’s custodian bank and is included on the Statements of Assets and Liabilities as Restricted cash. Collateral received by the Funds is held in a separate segregated account maintained by JPMCB. These amounts are not reflected on the Funds’ Statements of Assets and Liabilities.

Core Plus Bond ETF, International Bond Opportunities ETF, Municipal ETF, Ultra-Short Income ETF and Ultra-Short Municipal Income ETF had when-issued securities, delayed delivery securities or forward commitments outstanding as of February 28, 2021, which are shown as a Receivable for Investment securities sold — delayed delivery securities and a Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at February 28, 2021 are detailed on the SOIs.

E. Securities Lending — The Funds, except International Bond Opportunities ETF, are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of February 28, 2021.

	Investment Securities on Loan, at Value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$102,693	$(102,693)	$—
U.S. Aggregate Bond ETF	14,606,292	(14,606,292)	—
Ultra-Short Income ETF	37,357,448	(37,357,448)	—
USD Emerging Markets Sovereign Bond ETF	1,815,183	(1,815,183)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	355

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2021 (continued)

JPMIM voluntarily waived management fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the year ended February 28, 2021, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows:

BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$83
Core Plus Bond ETF	3
High Yield Research Enhanced ETF	1,394
U.S. Aggregate Bond ETF	2,093
Ultra-Short Income ETF	5,043
USD Emerging Markets Sovereign Bond ETF	1,248

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

Corporate Bond Research Enhanced ETF, Municipal ETF and Ultra-Short Municipal Income ETF did not lend out any securities during the year ended February 28, 2021. Core Plus Bond ETF and High Yield Research Enhanced ETF did not have any securities out on loan at February 28, 2021.

F. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below.
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

For the year ended February 28, 2021
Security Description	Value at February 29, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2021	Shares at February 28, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares (a)	$—	$60,000	$59,992	$(8	)*	$—	$—	—	$15	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a) (b)	—	3,307,213	3,202,335	—		—	104,878	104,878	252	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.03% (a) (b)	95,622	15,591,629	15,173,195	—		—	514,056	514,056	176		—

Total	$95,622	$18,958,842	$18,435,522	$(8)		$—	$618,934		$443		$—

Core Plus Bond ETF
For the year ended February 28, 2021
Security Description	Value at February 29, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2021	Shares at February 28, 2021	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	$—	$111,875	$111,875	$—		$—	$—	—	$8	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.03% (a) (b)	10,592,327	119,929,182	97,682,234	—		—	32,839,275	32,839,275	19,517		—

Total	$10,592,327	$120,041,057	$97,794,109	$—		$—	$32,839,275		$19,525		$—

356	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

Corporate Bond Research Enhanced ETF
For the year ended February 28, 2021
Security Description	Value at February 29, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2021	Shares at February 28, 2021	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.03% (a) (b)	$326,606	$12,179,600	$12,311,795	$—	$—	$194,411	194,411	$661		$—

High Yield Research Enhanced ETF
For the year ended February 28, 2021
Security Description	Value at February 29, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2021	Shares at February 28, 2021	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	$2,675,130	$9,260,615	$11,935,745	$—	$—	$—	—	$3,631	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.03% (a) (b)	1,006,572	446,903,385	433,944,047	—	—	13,965,910	13,965,910	4,813		—

Total	$3,681,702	$456,164,000	$445,879,792	$—	$—	$13,965,910		$8,444		$—

International Bond Opportunities ETF
For the year ended February 28, 2021
Security Description	Value at February 29, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2021	Shares at February 28, 2021	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.03% (a) (b)	$2,920,684	$158,522,896	$149,208,651	$—	$—	$12,234,929	12,234,929	$10,744		$—

Municipal ETF
For the year ended February 28, 2021
Security Description	Value at February 29, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2021	Shares at February 28, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares (a)	$5,501,376	$52,209,326	$57,709,128	$(1,560)	$(14)	$—	—	$5,944		$3

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	357

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2021 (continued)

U.S. Aggregate Bond ETF
For the year ended February 28, 2021
Security Description	Value at February 29, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2021	Shares at February 28, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.14% (a) (b)	$—	$26,500,000	$8,000,000	$(700)	$—	$18,499,300	18,497,450	$5,601	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a) (b)	—	71,595,938	70,729,883	—	—	866,055	866,055	6,135	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.03% (a) (b)	1,208,867	161,604,437	157,001,467	—	—	5,811,837	5,811,837	2,552		—

Total	$1,208,867	$259,700,375	$235,731,350	$(700)	$—	$25,177,192		$14,288		$—

Ultra-Short Income ETF
For the year ended February 28, 2021
Security Description	Value at February 29, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2021	Shares at February 28, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.14% (a) (b)	$1,000,000	$308,000,000	$276,250,000	$(14,545)*	$—	$32,735,455	32,732,182	$104,784	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a) (b)	1,286,200	332,444,019	328,086,719	—	—	5,643,500	5,643,500	11,663	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.03% (a) (b)	667,817,128	10,459,550,809	10,363,762,945	—	—	763,604,992	763,604,992	1,283,035		—

Total	$670,103,328	$11,099,994,828	$10,968,099,664	$(14,545)	$—	$801,983,947		$1,399,482		$—

Ultra-Short Municipal Income ETF
For the year ended February 28, 2021
Security Description	Value at February 29, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2021	Shares at February 28, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.03% (a) (b)	$8,637,248	$1,070,994,946	$940,523,977	$(7,802)	$(10,563)	$139,089,852	139,020,341	$76,628		$178

358	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

USD Emerging Markets Sovereign Bond ETF
For the year ended February 28, 2021
Security Description	Value at February 29, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2021	Shares at February 28, 2021	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a) (b)	$—	$27,190,547	$25,311,917	$—	$—	$1,878,630	1,878,630	$2,893	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.03% (a) (b)	355,735	16,063,054	15,642,005	—	—	776,784	776,784	621		—

Total	$355,735	$43,253,601	$40,953,922	$—	$—	$2,655,414		$3,514		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

G. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

H. Derivatives — The Funds used derivative instruments including options, futures contracts, forward foreign currency exchange contracts and swaps in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Funds.

Notes (1) — (4) below describe the various derivatives used by the Funds.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	359

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2021 (continued)

(1). Options — Core Plus Bond ETF purchased and sold (“wrote”) put and call options on various instruments including futures and securities to manage and hedge interest rate risk within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium they paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

(2). Futures Contracts — The Core Bond Plus ETF, Corporate Bond Research Enhanced ETF, International Bond Opportunities ETF and Ultra-Short Income ETF used treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to interest rate risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — Core Plus Bond ETF and International Bond Opportunities ETF are exposed to foreign currency risks associated with some or all of their portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Funds also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Funds also record a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Funds’ forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Funds may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Swaps — Core Plus Bond ETF and International Bond Opportunities ETF engaged in various swap transactions to manage credit and interest rate risks (e.g. duration, yield curve) within their respective portfolios. The Funds also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between a fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

360	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

Upfront payments made and/or received by a Fund are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Funds are required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on swaps on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.

The Funds’ OTC swap contracts are subject to master netting arrangements.

Credit Default Swaps

Core Plus Bond ETF and International Bond Opportunities ETF entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Funds, as protection sellers, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to a Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Interest Rate Swaps

International Bond Opportunities ETF entered into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate, while the other is typically based on a fixed interest rate.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	361

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2021 (continued)

(5). Summary of Derivatives Information

The following tables present the value of derivatives held as of February 28, 2021 by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

	Core Plus Bond ETF	Corporate Bond Research Enhanced ETF	International Bond Opportunities ETF	Ultra-short Income ETF
Foreign Exchange Rate Risk Exposure:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$20,120	$—	$1,379,196	$—
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(41,069)	—	(1,191,509)	—

Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts*	14,549	11,948	478,997	232,095
Swaps at Value (Assets)**	—	—	272,634	—
Unrealized Depreciation on Futures Contracts*	(20,673)	(18,526)	(193,716)	—

Credit Risk Exposure:
Swaps at Value (Assets)**	—	—	150,064	—
Swaps at Value (Liabilities)**	—	—	(109,627)	—

Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts*	(6,124)	(6,578)	285,281	232,095
Swaps at Value**	—	—	313,071	—
Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	(20,949)	—	187,687	—

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
**	Includes the fair value of centrally cleared swap contracts as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

362	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of February 28, 2021:

	International Bond Opportunities ETF
Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due from Counterparty (not less than zero)
Barclays Bank plc	$169,902	$(138,399)	$—	$31,503
BNP Paribas	488,292	(488,292)	—	—
Citibank, NA	86,984	(86,984)	—	—
Goldman Sachs International	110,830	(110,830)	—	—
HSBC Bank, NA	4,307	—	—	4,307
Merrill Lynch International	85,073	—	—	85,073
Morgan Stanley	150,064	—	—	150,064
Royal Bank of Canada	2,183	(2,183)	—	—
State Street Corp.	56,878	—	—	56,878
TD Bank Financial Group	374,747	(95,640)	—	279,107

Total	$1,529,260	$(922,328)	$—	$606,932

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Posted	Net Amount Due to Counterparty (not less than zero)
Barclays Bank plc	$138,399	$(138,399)	$—	$—
BNP Paribas	607,304	(488,292)	—	119,012
Citibank, NA	203,664	(86,984)	—	116,680
Goldman Sachs International	134,773	(110,830)	—	23,943
Royal Bank of Canada	11,729	(2,183)	—	9,546
State Street Corp.	95,640	(95,640)	—	—

Total	$1,191,509	$(922,328)	$—	$269,181

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	363

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2021 (continued)

The following tables present the effect of derivatives on the Statements of Operations for the year ended February 28, 2021, by primary underlying risk exposure:

	Core Plus Bond ETF	Corporate Bond Research Enhanced ETF	International Bond Opportunities ETF	Ultra-Short Income ETF
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	$—	$—	$(3,697,713)	$—

Interest Rate Risk Exposure:
Futures Contracts	302,138	(16,679)	1,635,300	6,682,948
Swap Contracts	—	—	(109,392)	—
Options	(9,788)	—	—	—

Credit Risk Exposure:
Swap Contracts	44,067	—	935,186	—

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	(20,949)	—	267,938	—

Interest Rate Risk Exposure:
Futures Contracts	(75,508)	(9,098)	244,227	427,077
Swap Contracts	—	—	322,121	—

Credit Risk Exposure:
Swap Contracts	—	—	(191,238)	—

Derivatives Volume

The table below discloses the volume of the Funds’ options, futures contracts, forward foreign currency exchange contracts and swaps activity during the year ended February 28, 2021. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:

	Core Plus Bond ETF		Corporate Bond Research Enhanced ETF	International Bond Opportunities ETF		Ultra-Short Income ETF
Futures Contracts — Interest:
Average Notional Balance Long	$8,687,232		$2,860,851	$22,155,861		$1,818,884,879	(c)
Average Notional Balance Short	3,298,802		2,830,207	29,881,409		495,386,110
Ending Notional Balance Long	9,854,968		3,585,250	14,136,865		—
Ending Notional Balance Short	4,221,187		4,063,953	43,348,812		44,605,750

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	2,159,212	(a)	—	42,986,147		—
Average Settlement Value Sold	633,261	(a)	—	123,029,750		—
Ending Settlement Value Purchased	2,159,212		—	151,060,365		—
Ending Settlement Value Sold	633,261		—	290,209,596		—

Exchange-Traded Options:
Average Number of Contracts Purchased	122	(b)	—	—		—

Credit Default Swaps:
Average Notional Balance — Buy Protection	11,550,000	(b)	—	12,200,057		—
Ending Notional Balance — Buy Protection	—		—	7,995,318		—

Interest Rate-Related Swaps:
Average Notional Balance — Pays Fixed rate	—		—	1,305,397		—
Average Notional Balance — Receives Fixed rate	—		—	8,718,620	(c)	—
Ending Notional Balance — Pays Fixed Rate	—		—	6,129,184		—

(a)	For the period February 1, 2021 through February 28, 2021.
(b)	For the period November 1, 2020 through November 30, 2020.
(c)	For the period March 1, 2020 through March 31, 2020.

364	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

The Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. The cash collateral is included on the Statements of Assets and Liabilities as Restricted cash for OTC derivatives. Collateral received by the Funds is held in a separate segregated account maintained by JPMCB, an affiliate of the Funds.

The Funds’ derivatives contracts held at February 28, 2021 are not accounted for as hedging instruments under GAAP.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of February 28, 2021, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least monthly. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$—	$37,575	$(37,575)
Core Plus Bond ETF	(71)	7,573	(7,502)
Corporate Bond Research Enhanced ETF	(28)	1,152	(1,124)
High Yield Research Enhanced ETF	(5,664,504)	595,615	5,068,889
International Bond Opportunities ETF	(282,217)	(2,155,987)	2,438,204
Municipal ETF	532	(1,237)	705
U.S. Aggregate Bond ETF	2,578,876	546,682	(3,125,558)
Ultra-Short Income ETF	(74,493)	5,222,649	(5,148,156)
Ultra-Short Municipal Income ETF	421	(7,051)	6,630
USD Emerging Markets Sovereign Bond ETF	93,457	8,306	(101,763)

The reclassifications for the Funds relate primarily to callable bonds, foreign currency gains or losses, investments in swap contracts, redemptions in-kind and redesignation of distributions.

M. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	365

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2021 (continued)

Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Management Fee - JPMIM manages the investments of each Fund pursuant to a Management Agreement. For such services, JPMIM is paid a fee which is accrued daily and paid no more frequently than monthly based on each Fund’s respective average daily net assets at the following rate:

BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	0.05%
Core Plus Bond ETF	0.40
Corporate Bond Research Enhanced ETF	0.14
High Yield Research Enhanced ETF	0.24
International Bond Opportunities ETF	0.50
Municipal ETF	0.24
U.S. Aggregate Bond ETF	0.07
Ultra-Short Income ETF	0.18
Ultra-Short Municipal Income ETF	0.18
USD Emerging Markets Sovereign Bond ETF	0.39

Under each Management Agreement, JPMIM is responsible for substantially all expenses of each Fund, (including expenses of the Trust relating to each Fund), except for the management fees, payments under the Funds’ 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of each Fund’s business. Additionally, each Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with each Fund’s securities lending program, if applicable. For the avoidance of doubt, the Adviser’s payment of such expenses may be accomplished through a Fund’s payment of such expenses and a corresponding reduction in the fee payable to the Adviser, provided, however, that if the amount of expenses paid by a Fund exceeds the fee payable to the Adviser, the Adviser will reimburse that Fund for such amount.

B. Administration Fee — JPMIM provides administration services to the Funds. Pursuant to each Management Agreement, JPMIM is compensated as described in Note 3.A.

JPMCB serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the management fees payable to JPMIM.

C. Custodian, Accounting and Transfer Agent Fees — JPMCB provides custody, accounting and transfer agency services to the Funds. For performing these services, JPMIM pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses.

Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of Fund shares. These fees are paid to JPMIM to offset certain custodian charges that are covered by each Management Agreement.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

D. Distribution Services — The Distributor or its agent distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of each Fund. JPMDS receives no fees for their distribution services under the distribution agreement with the Trust (the “Distribution Agreement”). Although the Trust does not pay any fees under the Distribution Agreement, JPMIM pays JPMDS for certain distribution related services.

E. Waivers and Reimbursements — The Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The fees for the affiliated money market funds are covered under each Management Agreement as described in Note 3.A.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. The fees associated with the office of the Chief Compliance Officer are paid for by JPMIM as described in Note 3.A.

During the year ended February 28, 2021, Core Plus Bond ETF, Corporate Bond Research Enhanced ETF, International Bond Opportunities ETF, Municipal ETF, Ultra-Short Income ETF and Ultra-Short Municipal Income ETF purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

366	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

4. Investment Transactions

During the year ended February 28, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$18,060,961	$9,992,596	$13,675,718	$7,546,770
Core Plus Bond ETF	316,928,574	240,065,081	19,609,670	12,320,521
Corporate Bond Research Enhanced ETF	27,401,530	17,180,286	895,961	675,964
High Yield Research Enhanced ETF	556,799,149	182,881,956	–	–
International Bond Opportunities ETF	293,839,424	223,286,540	6,610,555	6,652,029
Municipal ETF	58,356,403	31,428,445	–	–
U.S. Aggregate Bond ETF	453,380,729	308,280,655	159,776,923	126,320,626
Ultra-Short Income ETF	12,644,744,436	8,349,579,511	427,203,059	721,541,926
Ultra-Short Municipal Income ETF	1,097,350,821	303,286,011	–	–
USD Emerging Markets Sovereign Bond ETF	68,110,295	48,298,014	–	–

For the year ended February 28, 2021, in-kind transactions associated with creations and redemptions were as follows:

	In-Kind Creations	In-Kind Redemptions
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$7,733,111	$—
Corporate Bond Research Enhanced ETF	10,978,037	—
High Yield Research Enhanced ETF	1,031,022,756	38,219,470
U.S. Aggregate Bond ETF	155,255,074	34,372,792
USD Emerging Markets Sovereign Bond ETF	—	23,007,595

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 28, 2021 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$58,867,378	$994,644	$158,269	$836,375
Core Plus Bond ETF	163,417,019	2,606,369	2,076,044	530,325
Corporate Bond Research Enhanced ETF	53,325,638	2,238,309	595,582	1,642,727
High Yield Research Enhanced ETF	1,540,057,719	8,509,665	8,501,827	7,838
International Bond Opportunities ETF	246,514,919	6,064,353	6,231,597	(167,244)
Municipal ETF	73,042,956	2,264,497	368,124	1,896,373
U.S. Aggregate Bond ETF	838,808,427	12,861,619	10,319,362	2,542,257
Ultra-Short Income ETF	16,388,379,715	64,249,767	1,273,274	62,976,493
Ultra-Short Municipal Income ETF	1,384,140,148	3,000,072	420,835	2,579,237
USD Emerging Markets Sovereign Bond ETF	82,570,721	3,321,286	1,231,439	2,089,847

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to callable bonds, mark to market of futures contracts, mark to market of foreign currency gains and losses on assets and liabilities and wash sale loss deferrals.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	367

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2021 (continued)

The tax character of distributions paid during the year ended February 28, 2021 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$743,237	$133,341	$—	$876,578
Core Plus Bond ETF	2,842,311	276,529	—	3,118,840
Corporate Bond Research Enhanced ETF	1,373,612	462,526	—	1,836,138
High Yield Research Enhanced ETF	10,520,966	312,250	—	10,833,216
International Bond Opportunities ETF	4,888,166	—	—	4,888,166
Municipal ETF	102,361	70,457	976,801	1,149,619
U.S. Aggregate Bond ETF	11,822,079	1,255,716	—	13,077,795
Ultra-Short Income ETF	148,089,858	—	—	148,089,858
Ultra-Short Municipal Income ETF	11,550	—	3,464,901	3,476,451
USD Emerging Markets Sovereign Bond ETF	3,496,716	—	—	3,496,716

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended February 29, 2020 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$786,431	$—	$—	$786,431
Core Plus Bond ETF	1,106,186	85,096	—	1,191,282
Corporate Bond Research Enhanced ETF	1,566,538	—	—	1,566,538
High Yield Research Enhanced ETF	8,310,507	—	—	8,310,507
International Bond Opportunities ETF	8,337,390	—	—	8,337,390
Municipal ETF	561,565	—	852,229	1,413,794
U.S. Aggregate Bond ETF	7,057,507	—	—	7,057,507
Ultra-Short Income ETF	218,564,137	—	—	218,564,137
Ultra-Short Municipal Income ETF	1,980	—	1,866,877	1,868,857
USD Emerging Markets Sovereign Bond ETF	3,288,107	—	—	3,288,107

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of February 28, 2021, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Tax Exempt Income	Unrealized Appreciation (Depreciation)
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$69,696	$69,436	$—	$836,375
Core Plus Bond ETF	384,952	295,433	—	520,872
Corporate Bond Research Enhanced ETF	119,729	294,488	—	1,642,727
High Yield Research Enhanced ETF	5,320,692	(2,754,087)	—	7,838
International Bond Opportunities ETF	573,868	(2,713,878)	—	(366,648)
Municipal ETF	—	183,079	113,062	1,896,373
U.S. Aggregate Bond ETF	1,027,719	1,330,184	—	2,542,257
Ultra-Short Income ETF	20,537,169	—	—	62,976,493
Ultra-Short Municipal Income ETF	—	(17,596)	612,029	2,579,237
USD Emerging Markets Sovereign Bond ETF	324,526	(4,166,103)	—	2,089,847

The cumulative timing differences primarily consist of callable bonds, mark to market of futures contracts, mark to market of foreign currency gains and losses on assets and liabilities, post-October capital loss deferrals, straddle loss deferrals and wash sale loss deferrals.

368	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

As of February 28, 2021, the following Funds had net capital loss carryforwards which are available to offset future realized gains:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
High Yield Research Enhanced ETF	$2,301,893	$452,194
International Bond Opportunities ETF	633,526	2,080,352
Ultra-Short Municipal Income ETF	17,596	—
USD Emerging Markets Sovereign Bond ETF	2,019,098	2,147,005

Specified ordinary losses and net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2021, the Funds deferred to March 1, 2021 the following specified ordinary losses and net capital losses of:

	Net Capital Losses		Specified Ordinary Losses
	Short-Term	Long-Term
Core Plus Bond ETF	$—	$—	$20,949
International Bond Opportunities ETF	—	—	212,078
Ultra-Short Municipal Income ETF	30,945	2,219	—

During the year ended February 28, 2021, the following Funds utilized capital loss carryforwards as follows:

	Capital Loss Utilized
	Short-Term	Long-Term
International Bond Opportunities ETF	$326,175	$102,355

6. Capital Share Transactions

The Trust issues and redeems shares of the Funds only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the Statements of Changes in Net Assets.

Shares of the Funds may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds’ shares outstanding and act as executing or clearing broker for investment transactions on behalf of the Funds. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.

Creation Units of a Fund may be created in advance of receipt by the Trust of all or a portion of the applicable basket of fixed income securities and other instruments (“Deposit Instruments”) and cash as described in the Funds’ registration statement. In these instances, the initial Deposit Instruments and cash must be deposited in an amount equal to the sum of the cash amount, plus at least 105%, for BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, Corporate Bond Research Enhanced ETF, International Bond Opportunities ETF, High Yield Research Enhanced ETF, U.S. Aggregate Bond ETF, Ultra-Short Income ETF and USD Emerging Markets Sovereign Bond ETF, of the market value of undelivered Deposit Instruments. A transaction fee may be imposed to offset transfer and other transaction costs associated with the purchase or redemption of Creation Units.

Authorized Participants transacting in Creation Units for cash may also pay a variable fee to compensate the relevant fund for market impact expenses relating to investing in portfolio securities. Such variable fees, if any, are included in “Proceeds from shares issued” in the Statements of Changes in Net Assets.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of February 28, 2021, JPMorgan SmartRetirement Funds and SmartRetirement Blend Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
High Yield Research Enhanced ETF	50.1%	30.5%
U.S. Aggregate Bond ETF	—	19.8

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	369

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2021 (continued)

As of February 28, 2021, the Adviser owns shares representing more than 10% of net assets of the following Funds:

% of Ownership
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	43%
Corporate Bond Research Enhanced ETF	49
Municipal ETF	33
USD Emerging Markets Sovereign Bond ETF	59

Significant shareholder transactions by the Adviser may impact the Funds’ performance.

Core Plus Bond ETF, International Bond Opportunities ETF, U.S. Aggregate Bond ETF and Ultra-Short Income ETF are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

International Bond Opportunities ETF and USD Emerging Markets Sovereign Bond ETF’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of the Funds’ investments and the income they generate, as well as the Funds’ ability to repatriate such amounts.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Funds’ yield (and total return) also may be low or the Funds may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of a Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.

High Yield Research Enhanced ETF invests in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts, forward foreign currency exchange contracts and TBA securities.

Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in Shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Funds’ holdings. During such periods, investors may incur significant losses if shares are sold.

BetaBuilders 1-5 Year U.S. Aggregate Bond ETF and USD Emerging Markets Sovereign Bond ETF may not track the return of their underlying index for a number of reasons and therefore may not achieve their investment objective. For example, the Funds incur a number of operating expenses not applicable to their underlying index, and incur costs in buying and selling securities, especially when rebalancing the Funds’ securities holdings to reflect changes in the composition of the underlying index. In addition, each Fund’s return may differ from the return of its underlying index as a result of, among other things, pricing differences and the inability to purchase certain securities included in the underlying index due to regulatory or other restrictions. To the extent of the previously outlined items, each Fund’s return may differ from the return of the underlying index.

370	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, negatively impact a Fund’s arbitrage and pricing mechanisms, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Subsequent Events

At its meeting held on March 9, 2021, the Board approved the following changes:

A reduction to the Municipal ETF’s management fee to 0.18% of the Fund’s average daily net assets, which became effective on March 31, 2021.

A one-for-two reverse stock split of the shares of BetaBuilders 1-5 Year U.S. Aggregate Bond ETF and U.S. Aggregate Bond ETF occurred on April 12, 2021, which resulted in a decrease to each Fund’s shares outstanding and an increase to each Fund’s NAV. In connection with the reverse stock split, both BetaBuilders 1-5 Year U.S. Aggregate Bond ETF and U.S. Aggregate Bond ETF reduced the creation size for each fund to 25,000.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	371

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of J.P. Morgan Exchange-Traded Fund Trust and Shareholders of each of the ten funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the funds listed in the table below (ten of the funds constituting J.P. Morgan Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of February 28, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2021, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF (1)	JPMorgan Core Plus Bond ETF (2)
JPMorgan Corporate Bond Research Enhanced ETF (2)	JPMorgan International Bond Opportunities ETF (2)
JPMorgan High Yield Research Enhanced ETF (2)	JPMorgan Municipal ETF (2)
JPMorgan U.S. Aggregate Bond ETF (2)	JPMorgan Ultra-Short Income ETF (2)
JPMorgan Ultra- Short Municipal Income ETF (2)	JPMorgan USD Emerging Markets Sovereign Bond ETF (2)

(1)

Statement of operations for the year ended February 28, 2021, and statement of changes in net assets for the year ended February 28, 2021 and the period March 12, 2019 (commencement of operations) through February 29, 2020

(2)	Statement of operations for the year ended February 28, 2021 and statement of changes in net assets for the years ended February 28, 2021 and February 29, 2020

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

April 23, 2021

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

372	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

TRUSTEES

(Unaudited)

The Funds’ Statements of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-844-457-6383 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth; Positions With the Funds since)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held During the Past 5 Years
Independent Trustees

Gary L. French (1951); Trustee of the Trust since 2014	Real Estate Investor (2011–present); Consultant to the Mutual Fund Industry (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011–2017).	36	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).

Robert J. Grassi (1957); Trustee of the Trust since 2014	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	36	None.

Thomas P. Lemke (1954); Trustee of the Trust since 2014	Retired; Executive Vice President and General Counsel, Legg Mason (2005-2013).	36	SEI family of funds — Independent Trustee of Advisors’ Inner Circle Fund III (20 portfolios) (from February 2014 to present); Independent Trustee of Winton Diversified Opportunities Fund (from December 2014 to 2018); Independent Trustee of Gallery Trust (from August 2015 to present); Independent Trustee of Schroder Series Trust (from February 2017 to present); Independent Trustee of Schroder Global Series Trust (from February 2017 to present); Independent Trustee of O’Connor EQUUS (May 2014-April 2016); Independent Trustee of Winton Series Trust (December 2014-March 2017); Independent Trustee of AXA Premier VIP Trust (2014-June 2017); Independent Director of The Victory Funds (or their predecessor funds) (35 portfolios) (2014-March 2015); Symmetry Panoramic Trust (16 portfolios) (2018-present).

Lawrence R. Maffia (1950); Trustee of the Trust since 2014	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	36	Director, ICI Mutual Insurance Company (1999-2013).

Emily A. Youssouf (1951); Trustee of the Trust since 2014	Clinical Professor, NYU Schack Institute of Real Estate (2009–present); Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019–present), Member of Related Parties Committee (2013–2018) and Member of the Enterprise Risk Committee (2015–2018), PennyMac Financial Services, Inc.; Board Member (2005–2018), Chair of Capital Committee (2006–2016), Chair of Audit Committee (2005–2018), Member of Finance Committee (2005–2018) and Chair of IT Committee (2016–2018), NYC Health and Hospitals Corporation.	36	Trustee, NYC School Construction Authority (2009-present); Board Member, NYS Job Development Authority (2008-present); Trustee and Chair of the Audit Committee of the Transit Center Foundation (2015-2019).
Interested Trustee

Robert E. Deutsch (2) (1957); Chairman and Trustee of the Trust since 2014	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	36	Board of Directors of the JUST Capital Foundation (2017–present).

(1)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. Thirty one series of the Trust have commenced operations.

(2)	Mr. Deutsch is an interested trustee because he was an employee of the Adviser until August 2017.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	373

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Joanna Gallegos (1975), President and Principal Executive Officer (2017)	Managing Director, Global Head of ETF Strategy. Previously, Head of J.P. Morgan Asset Management’s U.S. Exchange Traded Funds business from July 2017 to December 2019 and Head of J.P. Morgan Asset Management’s ETF Product Development team from August 2013 to July 2017.

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2020), Assistant Treasurer (2019-2020)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Brian S. Shlissel (1964), Vice President (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014.

Paul Shield (1960), Vice President and Assistant Treasurer (2016)	Managing Director and head of Business Management for JPMorgan Asset Management’s Exchange Traded Fund platform since 2013.

Elizabeth A. Davin (1964), Secretary (2018)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Stephen M. Ungerman (1953), Chief Compliance Officer (2014)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Jessica K. Ditullio (1962), Assistant Secretary (2014)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2019)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2014)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Gregory S. Samuels (1980), Assistant Secretary (2014)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan Lewis & Bockius (law firm) from 2012 to 2016.

Frederick J. Cavaliere (1978), Assistant Treasurer (2015)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2016; formerly, Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2010 to February 2016. Mr. Cavaliere has been with JPMorgan since May 2006.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2014)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Shannon Gaines (1977), Assistant Treasurer (2019)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Nektarios E. Manolakakis (1972), Assistant Treasurer (2020)	Executive Director, J.P. Morgan Investment Management Inc. since February 2021; formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Vice President, J.P. Morgan Corporate & Investment Bank 2010-2014.

Todd McEwen (1981), Assistant Treasurer (2020)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) Mr. McEwen has been with J.P. Morgan Investment Management Inc. since 2010.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.
**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.
***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

374	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on your purchase and sales of Fund Shares and (2) ongoing costs, primarily management fees. The examples assume that you had a $1,000 investment at the beginning of the reporting period, September 1, 2020 and continued to hold your shares at the end of the reporting period, February 28, 2021.

Actual Expenses

For the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The examples also assume all dividends and distributions have been reinvested. The examples do not take into account brokerage commissions that you pay when purchasing or selling shares of a Fund.

	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Annualized Expense Ratio (1)	Expenses Paid During the Period
JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
Actual	$1,000.00	$1,000.50	0.05%	$0.25
Hypothetical	1,000.00	1,024.55	0.05	0.25
JPMorgan Core Plus Bond ETF
Actual	1,000.00	994.90	0.36	1.78
Hypothetical	1,000.00	1,023.01	0.36	1.81
JPMorgan Corporate Bond Research Enhanced ETF
Actual	1,000.00	992.60	0.14	0.69
Hypothetical	1,000.00	1,024.10	0.14	0.70
JPMorgan High Yield Research Enhanced ETF
Actual	1,000.00	1,040.70	0.23	1.16
Hypothetical	1,000.00	1,023.65	0.23	1.15
JPMorgan International Bond Opportunities ETF (formerly known as JPMorgan Global Bond Opportunities ETF)
Actual	1,000.00	1,024.90	0.50	2.51
Hypothetical	1,000.00	1,022.32	0.50	2.51
JPMorgan Municipal ETF
Actual	1,000.00	1,007.90	0.23	1.15
Hypothetical	1,000.00	1,023.65	0.23	1.15
JPMorgan U.S. Aggregate Bond ETF
Actual	1,000.00	981.80	0.07	0.34
Hypothetical	1,000.00	1,024.45	0.07	0.35
JPMorgan Ultra-Short Income ETF
Actual	1,000.00	1,004.20	0.17	0.84
Hypothetical	1,000.00	1,023.95	0.17	0.85
JPMorgan Ultra-Short Municipal Income ETF
Actual	1,000.00	1,003.00	0.16	0.79
Hypothetical	1,000.00	1,024.00	0.16	0.80
JPMorgan USD Emerging Markets Sovereign Bond ETF
Actual	1,000.00	1,021.70	0.39	1.95
Hypothetical	1,000.00	1,022.86	0.39	1.96

(1)	Expenses are equal to each Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	375

BOARD APPROVAL OF MANAGEMENT AGREEMENTS

(Unaudited)

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, JPMorgan Core Plus Bond ETF, JPMorgan Corporate Bond Research Enhanced ETF, JPMorgan High Yield Research Enhanced ETF, JPMorgan International Bond Opportunities ETF, JPMorgan Municipal ETF, JPMorgan U.S. Aggregate Bond ETF, JPMorgan Ultra-Short Income ETF, JPMorgan Ultra-Short Municipal Income ETF and JPMorgan USD Emerging Markets Sovereign Bond ETF

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to their annual consideration of management agreements at each meeting. The Board also meets specifically to consider management agreement annual renewals. The Board of Trustees held meetings on November 5, 2020 and December 7-8, 2020, at which the Trustees considered the continuation of management agreements (each an “Management Agreement” and collectively, the “Management Agreements”) for JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, JPMorgan Core Plus Bond ETF, JPMorgan Corporate Bond Research Enhanced ETF, JPMorgan High Yield Research Enhanced ETF, JPMorgan International Bond Opportunities ETF, JPMorgan Municipal ETF, JPMorgan U.S. Aggregate Bond ETF, JPMorgan Ultra-Short Income ETF and JPMorgan Ultra-Short Municipal Income ETF and JPMorgan USD Emerging Markets Sovereign Bond ETF (the “Funds”). The meetings were held by videoconference in reliance upon the Division of Investment Management Staff Statement on Fund Board Meetings and Unforeseen or Emergency Circumstances Related to Coronavirus Disease 2019. In connection with these meetings, the Board reviewed and considered performance, expense and other information individually for each of the Funds. The Trustees, including a majority of the Trustees who are not “Interested Persons” (as defined in the 1940 Act) of any party to the Management Agreements or any of their affiliates, approved the continuation of each Management Agreement.

As part of their review of the Management Agreements, the Trustees considered and reviewed performance and other information about each Fund received from the Adviser. This information included each Fund’s performance as compared to the performance of its benchmark and analyses by the Adviser of each Fund’s performance. In addition, in preparation for the December meeting, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge Investor Communications Solutions Inc. (“Broadridge”), an independent provider of investment company data, and met with representatives of Broadridge. Before voting on the Management Agreements, the Trustees reviewed the Management Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Management Agreements. The Trustees also discussed the

Management Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Management Agreement is provided below. The Trustees considered information provided with respect to the Funds over the course of the year, as well as the materials furnished specifically in connection with this annual renewal process. Each Trustee attributed his or her own evaluation of the significance of the various factors and no factor alone was considered determinative. As part of their review process, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation received by the Adviser from each Fund under the Management Agreement was fair and reasonable and that the continuance of the Management Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under its respective Management Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. Among other things, the Trustees considered:

(i)	The background and experience of the Adviser’s senior management and investment personnel;
(ii)	The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund;
(iii)	The investment strategy for each Fund, and the infrastructure supporting the portfolio management teams;
(iv)	Information about the structure and distribution strategy of the Funds and how it fits within the Trust’s other fund offerings;
(v)	The administration services provided by the Adviser under the Management Agreements;
(vi)	Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trust and in the financial industry generally;
(vii)	The overall reputation and capabilities of the Adviser and its affiliates;
(viii)	The commitment of the Adviser to provide high quality service to the Funds;
(ix)	Their overall confidence in the Adviser’s integrity;

376	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

(x)	The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them; and
(xi)

The Adviser’s business continuity plan and steps the Adviser and its affiliates were taking to provide ongoing services to the Fund during the COVID-19 pandemic, and the Adviser’s and its affiliates’ success in continuing to provide services to the Fund and its shareholders throughout this period.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received, reviewed, considered and discussed information regarding the profitability to the Adviser and its affiliates in providing services to the Funds. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using allocation methodologies developed by the Adviser. The Trustees recognized that it is difficult to make direct comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each Management Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that under the Management Agreements, the Adviser earns fees from the Funds for providing administrative services and considered fees paid to J.P. Morgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, transfer agency and other related services for each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationships with the Funds. Additionally, the Trustees considered that any fall-out or ancillary benefits would be comparable to those related to the other funds in the complex.

The Trustees also considered the benefits the Adviser receives as the result of JPMCB’s roles as custodian, fund accountant and transfer agent for the Fund.

Economies of Scale

The Trustees considered the extent to which each Fund will benefit from economies of scale. The Trustees noted that the management fee schedule for the Funds does not contain breakpoints. The Trustees considered that shareholders would benefit because expenses would be limited even when a Fund was new and not achieving economies of scale. The Trustees considered the fact that increases in assets would not lead to fee decreases even if economies of scale are achieved, but also that the Trustees would have the opportunity to further review the appropriateness of the fee payable to the Adviser under the Management Agreement in the future. After considering the factors identified above, the Trustees concluded that the Fund’s shareholders will receive the benefits of potential economies of scale.

Fees Relative to Adviser’s Other Clients

The Trustees requested and received and considered information about the nature and extent of investment advisory services and fee rates offered to other investment companies and/or institutional accounts advised by the Adviser in the same asset class as each Fund. The Trustees noted the Adviser’s view that it does not manage other accounts with substantially similar investment strategies as that of the Funds other than the JPMorgan Core Plus Bond ETF. The Trustees concluded that the fees charged to each Fund in comparison to those charged to such other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and relative performance information for Funds with at least one-year of performance history in a report prepared by Broadridge, except for the JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF and JPMorgan USD Emerging Markets Sovereign Bond ETF for which performance information was compared against each Fund’s benchmark index. The Trustees considered the total return performance information, which included ranking the Funds within a performance universe made up of funds with the same Morningstar investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one- and three-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting exchange-traded funds in each Fund’s Peer Group and Universe and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Trustees also considered each Fund’s investment strategy and processes, portfolio management teams and competitive positioning

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	377

BOARD APPROVAL OF MANAGEMENT AGREEMENTS

(Unaudited) (continued)

against peer funds, as identified by Broadridge and/or management. As part of this review, the Trustees reviewed each Fund’s performance against its benchmark and considered each Fund’s performance information provided at regular Board meetings by the Adviser. After consideration, the Trustees determined that each Fund’s performance was consistent with its investment objective. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance are summarized below:

The Trustees noted the performance of the JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the JPMorgan Core Plus Bond ETF’s performance was in the third and second quintiles based upon the Peer Group and Universe, respectively, for the one-year period ended September 30, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the JPMorgan Corporate Bond Research Enhanced ETF’s performance was in the fourth quintile based upon the Universe for the one-year period ended September 30, 2020. (Broadridge did not calculate a Peer Group for this Fund.) The Trustees discussed the performance and investment strategy of the Fund with the Adviser and based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the JPMorgan High Yield Research Enhanced ETF’s performance was in the fourth quintile based upon the Peer Group for the one-year period ended September 30, 2020, and in the third and second quintiles based upon the Universe for the one- and three-year periods ended September 30, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the JPMorgan International Bond Opportunities ETF’s performance was in the third and first quintiles based upon the Universe, for the one- and three-year periods ended September 30, 2020, respectively. (Broadridge did not calculate a Peer Group for this Fund.) The Trustees discussed the performance and investment strategy of the

Fund with the Adviser and based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the JPMorgan Municipal ETF’s performance was in the third and fourth quintiles based upon the Peer Group and Universe, respectively, for the one-year period ended September 30, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the JPMorgan U.S. Aggregate Bond ETF’s performance was in the fourth quintile based upon the Universe for the one-year period ended September 30, 2020. (Broadridge did not calculate a Peer Group for this Fund.) The Trustees discussed the performance and investment strategy of the Fund with the Adviser and based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the JPMorgan Ultra-Short Income ETF’s performance was in the first quintile based upon both the Peer Group and Universe for the one- and three-year periods ended September 30, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the JPMorgan Ultra-Short Municipal Income ETF’s performance was in the fourth quintile based upon the Universe for the one-year period ended September 30, 2020. (Broadridge did not calculate a Peer Group for this Fund.) The Trustees discussed the performance and investment strategy of the Fund with the Adviser and based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted the performance of the JPMorgan USD Emerging Markets Sovereign Bond ETF as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

Management Fees and Expense Ratios

The Trustees considered the contractual management fee rate paid by each Fund to the Adviser and compared the rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Morningstar category as each Fund. This review included ranking of the Fund within an expense universe made up of funds with the same Morningstar investment classification and objective (the “Universe”), as

378	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

well as a subset of funds within the Universe (the “Peer Group”). The Trustees reviewed a description of Broadridge’s methodology for selecting funds in the Peer Group and Universe, as applicable, and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Trustees also reviewed information about other expenses and the total expense ratio for each Fund. The Trustees compared the management fee for each Fund to fees charged to mutual funds and/or institutional accounts with similar investment objectives or in similar asset classes managed by the Adviser. The Trustees recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other accounts. The Trustees considered how the Funds are positioned against peer funds, as identified by management and/or Broadridge and noted that each Fund’s management fee was appropriate as compared to identified peer funds. The Trustees’ determinations as a result of the review of each Fund’s management fees and expense ratios are summarized below:

The Trustees noted that the JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF’s net management fee and actual total expenses were in the first quintile of both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was reasonable.

The Trustees noted that the JPMorgan Core Plus Bond ETF’s net management fee and actual total expenses were in the second and third quintiles, of the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was reasonable.

The Trustees noted that the JPMorgan Corporate Bond Research Enhanced ETF’s net management fee and actual total expenses were in the third and second quintiles, respectively, of the Universe. (Broadridge did not calculate a Peer Group for this Fund.) After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was reasonable.

The Trustees noted that the JPMorgan High Yield Research Enhanced ETF’s net management fee and actual total expenses were in the first quintile of both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was reasonable.

The Trustees noted that the JPMorgan International Bond Opportunities ETF’s net management fee and actual total expenses were in the fourth and second quintiles, respectively, of the Universe. (Broadridge did not calculate a Peer Group for this Fund.) After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was reasonable.

The Trustees noted that the JPMorgan Municipal ETF’s net management fee was in the third and fourth quintiles of the Peer Group and Universe, respectively, and that the actual total expenses were in the first and second quintiles of the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was reasonable.

The Trustees noted that the JPMorgan U.S. Aggregate Bond ETF’s net management fee was in the first and second quintiles of the Peer Group and Universe, respectively; and that the actual total expenses were in the first and second quintiles of the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was reasonable.

The Trustees noted that the JPMorgan Ultra-Short Income ETF’s net management fee was in the first and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses were in the first and second quintiles of the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was reasonable.

The Trustees noted that the JPMorgan Ultra-Short Municipal Income ETF’s net management fee and actual total expenses were in the first quintile of the Universe. (Broadridge did not calculate a Peer Group for this Fund.) After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was reasonable.

The Trustees noted that the JPMorgan USD Emerging Markets Sovereign Bond ETF’s net management fee was in the second and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses were in the second quintile of both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was reasonable.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	379

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2021. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2021. The information necessary to complete your income tax returns for the calendar year ending December 31, 2021 will be provided under separate cover.

Long Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended February 28, 2021:

Long-Term Capital Gain Distribution
JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$133,341
JPMorgan Core Plus Bond ETF	276,529
JPMorgan Corporate Bond Research Enhanced ETF	462,526
JPMorgan High Yield Research Enhanced ETF	312,250
JPMorgan Municipal ETF	70,457
JPMorgan U.S. Aggregate Bond ETF	1,255,716

Tax-Exempt Income

Each Fund listed below had the following amount, or maximum allowable amount, of dividends paid from investment income that are exempt from federal income tax for the fiscal year ended February 28, 2021:

Exempt Distributions Paid
JPMorgan Municipal ETF	$976,801
JPMorgan Ultra-Short Municipal Income ETF	3,464,901

Qualified Interest Income (QII) and Short-Term Capital Gain

Each Fund listed below paid the following amount, or maximum allowable amount, of ordinary distributions treated as qualified interest income and short-term capital gain for the fiscal year ended February 28, 2021:

	Qualified Interest Income	Short-Term Capital Gain
JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$620,082	$70,590
JPMorgan Core Plus Bond ETF	1,514,355	1,219,230
JPMorgan Corporate Bond Research Enhanced ETF	957,877	248,178
JPMorgan High Yield Research Enhanced ETF	8,783,755	—
JPMorgan International Bond Opportunities ETF	2,007,341	—
JPMorgan U.S. Aggregate Bond ETF	9,051,742	1,636,767
JPMorgan Ultra-Short Income ETF	73,321,170	1,268,366

Each Fund listed below had the following percentage, or the maximum allowable percentage, of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 28, 2021:

Income from U.S. Treasury Obligations
JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	46.4%
JPMorgan Core Plus Bond ETF	5.9
JPMorgan Corporate Bond Research Enhanced ETF	0.3
JPMorgan International Bond Opportunities ETF	0.1
JPMorgan U.S. Aggregate Bond ETF	26.7
JPMorgan Ultra-Short Income ETF	1.6

380	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co.

Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. February 2021.	AN-FIETF-221

Annual Report

J.P. Morgan Exchange-Traded Funds

February 28, 2021

JPMorgan BetaBuilders MSCI US REIT ETF

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from the Fund. Shares may only be subscribed and redeemed directly from the Fund by Authorized Participants, in large creation/redemption units. Brokerage commissions will reduce returns.

PRESIDENT’S LETTER

APRIL 13, 2021 (Unaudited)

Dear Shareholder,

Financial markets largely proved to be resilient over the past four quarters, thanks to continued support from monetary and fiscal policies, the distribution of the first vaccines against COVID-19 and the prospect for an expanded re-opening of local, national and global economies. At the end of the twelve months ended February 28, 2021, J.P. Morgan Exchange-Traded Funds had expanded in the U.S. to more than $50 billion in assets under management across 33 funds.

“From the initial turmoil of the pandemic through the impressive rebound in financial markets, we have remained focused on providing investors with a diversified platform of solutions to help them build durable portfolios.”

– Joanna M. Gallegos

The investment environment has drastically changed since the World Health Organization declared the spread of the virus a pandemic in early March 2020. Though an outright financial crisis was headed off by the rapid response of leading central banks, the yields on both 10-year U.S. Treasury bonds and 30-year U.S. Treasury bonds fell to record lows and leading equity indexes lost 20% or more of their value in first quarter of 2020. Over the second half of 2020 and into the first months of 2021, financial markets recovered amid continued central bank support, additional government spending and the eventual development and distribution of vaccines.

Notably, the first months of 2021 were marked by the passage of the $1.9 trillion American Rescue Plan — signed into law

March 11 — and the initial debate over President Biden’s proposed $2 trillion American Jobs Act. The potential economic impact of massive government spending and an expanded vaccination effort has bolstered investor expectations for a surge of economic activity that will potentially lift corporate profits and job growth this year. This investor optimism has helped push the Standard & Poor’s 500 Index above 4,000 points for the first time. However, the path to a fully re-opened economy includes a range of uncertainties, from the threat of new strains of COVID-19 and a resurgence in infections — both in the U.S. and Europe — to the potential for accelerating inflation and rising long-term interest rates.

From the initial turmoil of the pandemic through the impressive rebound in financial markets, we have remained focused on providing investors with a diversified platform of solutions to help them build durable portfolios. Regardless of the market environment, we seek to deliver innovative, quality ETFs that meet the needs of investors and we are proud of our accomplishments and our ability to adapt to new global realities. Thank you for your belief in our Firm and our process.

Sincerely,

Joanna M. Gallegos

President, J.P. Morgan Exchange-Traded Funds

J.P Morgan Asset Management

1-844-4JPM-ETF or jpmorgan.com/etfs for more information

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	1

JPMorgan BetaBuilders MSCI US REIT ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	3.37%
Market Price**	3.36%
MSCI US REIT Custom Capped Index[1]***	3.36%
MSCI US REIT Index	3.36%

Net Assets as of 2/28/2021	$944,122,915

INVESTMENT OBJECTIVE****

The JPMorgan BetaBuilders MSCI US REIT ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the MSCI US REIT Custom Capped Index (the “Underlying Index”).

INVESTMENT APPROACH

The Underlying Index is a free-float adjusted market-cap weighted index designed to measure the performance of U.S. equity real estate investment trusts (REIT) securities. Using a passive investment approach, the Fund attempts to replicate the Underlying Index as closely as possible and invests at least 80% of its assets in securities included in the Underlying Index. The Underlying Index includes a capping methodology, which is designed to prevent the weight of any single issuer, and the aggregate weight of issuers representing over 5% of the Underlying Index, from exceeding a maximum of 25% of the Underlying Index.

HOW DID THE MARKET PERFORM?

Overall, the real estate sector provided positive returns but underperformed the broader equity market during the period, which was marked by wide dispersion in share price performance within real estate subsectors. The pandemic forced the closure of retail, office, lodging and entertainment properties, which led to a steep sell-off in REITs operating in those subsectors. While new vaccines against COVID-19 bolstered investor expectations that the economy could fully reopen in 2021, uncertainty remained regarding the prospects for commercial real estate, shopping malls, retail outlets and stores.

Notably, demand for communications and technology led to market gains in REITs operating in the data center and communications infrastructure businesses. Shares of industrial property REITs also benefitted, as many of those properties serve as distribution hubs for e-commerce retailers. Demand for single-family homes and home renovations surged during the period, largely driven by the pandemic and ultra-low interest rates.

HOW DID THE FUND PERFORM?

For the twelve months ended February 28, 2021, the Fund performed in line with both the Underlying Index and the MSCI US REIT Index, before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.

The Fund’s and the Underlying Index’s exposures to the specialized and industrial REIT sectors were leading contributors to absolute performance. The Fund’s and the Underlying Index’s exposures to the retail REIT and office REIT sectors were leading detractors from absolute performance.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the apartments and diversified REIT sectors and the smallest allocations were to the hotels and regional malls REIT sectors.

[1]

Effective November 30, 2020, the MSCI US REIT Custom Capped Index replaced the MSCI US REIT Index as the Fund’s benchmark. The index history for MSCI REIT Custom Capped Index reflects a combination of the performance of the current index and the previous index.

2	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*****
1.	Prologis, Inc.	7.3%
2.	Equinix, Inc.	5.7
3.	Digital Realty Trust, Inc.	3.8
4.	Simon Property Group, Inc.	3.7
5.	Public Storage	3.7
6.	Welltower, Inc.	2.8
7.	AvalonBay Communities, Inc.	2.4
8.	Equity Residential	2.4
9.	Alexandria Real Estate Equities, Inc.	2.1
10.	Realty Income Corp.	2.1

PORTFOLIO COMPOSITION BY SECTOR****
Apartments	22.0%
Diversified	17.5
Industrial	12.4
Health Care	11.1
Office	10.8
Storage	7.9
Shopping Centers	4.8
Hotels	4.4
Regional Malls	4.0
Short-Term Investments	5.1

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $82.46 as of February 28, 2021.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of February 28, 2021, the closing price was $82.56.
***	The MSCI US REIT Custom Capped Index was launched on September 30, 2020.
****	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
*****	Percentages indicated are based on total investments as of February 28, 2021. The Fund’s composition is subject to change.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	3

JPMorgan BetaBuilders MSCI US REIT ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2021 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders MSCI US REIT ETF
Net Asset Value	June 15, 2018	3.37%	6.20%
Market Price		3.36%	6.24%

LIFE OF FUND PERFORMANCE (6/15/18 TO 2/28/21)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on June 15, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders MSCI US REIT ETF, the MSCI US REIT Index and the MSCI US REIT Custom Capped Index from June 15, 2018 to February 28, 2021. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI US REIT Index and the MSCI US REIT Custom Capped Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the respective Index, if applicable. The MSCI US REIT Index is a free-float adjusted market-cap weighted index designed to measure the performance of U.S. equity real estate investment trust (REIT) securities. The MSCI US REIT Index is made up of the stocks of publicly traded U.S. equity REITs, as determined by MSCI Inc., the index provider. To be included initially in the MSCI US REIT Index, an equity REIT must meet certain criteria established by the index provider, including meeting a minimum market capitalization threshold as well as a liquidity threshold based on a number of factors, including trading volume and frequency of trading. Equity REITs in the MSCI US REIT Index tend to be small- and mid-cap stocks, and may include Health Care REITs, Hotel & Resort REITs, Industrial REITs, Office REITs, Residential REITs, Retail REITs, Diversified REITs and certain

Specialized REITs. Specialized REITs that may be included in the MSCI US REIT Index own and/or operate (i) storage and self-storage facilities, (ii) data centers, (iii) correctional facilities, (iv) theaters, (v) casinos and gaming facilities or (vi) restaurants.

The MSCI US REIT Custom Capped Index is designed to measure the performance of the US equity REIT market across all market capitalizations. It starts with the universe and weightings of stocks in the MSCI US REIT Index and applies certain investment limits designed to prevent the weight of any single issuer, and the aggregate weight of issuers representing over 5% of the MSCI US REIT Custom Capped Index, from exceeding a maximum of 25% of the MSCI US REIT Custom Capped Index.

Effective November 30, 2020, the Fund’s underlying index changed from the MSCI US REIT Index to the MSCI US REIT Custom Capped Index in order to allow the Fund to operate more effectively as a diversified fund. The index history for MSCI REIT Custom Capped Index reflects a combination of the performance of the current index and the previous index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the Fund’s inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

JPMorgan BetaBuilders MSCI US REIT ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.4%

Apartments — 23.0%
Agree Realty Corp., REIT (a)	54,438	3,514,517
American Campus Communities, Inc., REIT (a)	135,324	5,542,871
American Homes 4 Rent, Class A, REIT	279,286	8,696,966
Apartment Income REIT Corp., REIT	146,357	5,983,074
Apartment Investment and Management Co., Class A, REIT	65,515	311,851
AvalonBay Communities, Inc., REIT	137,257	24,122,918
Camden Property Trust, REIT	95,759	9,973,300
Centerspace, REIT	12,756	875,444
Equity LifeStyle Properties, Inc., REIT	170,198	10,492,707
Equity Residential, REIT	365,995	23,939,733
Essential Properties Realty Trust, Inc., REIT	102,908	2,387,466
Essex Property Trust, Inc., REIT	64,108	16,334,077
Four Corners Property Trust, Inc., REIT	72,206	1,956,061
Getty Realty Corp., REIT	35,775	1,000,985
Independence Realty Trust, Inc., REIT	93,240	1,309,090
Invitation Homes, Inc., REIT	551,111	16,059,375
Mid-America Apartment Communities, Inc., REIT	112,453	15,150,793
National Retail Properties, Inc., REIT	170,805	7,488,091
NexPoint Residential Trust, Inc., REIT	19,358	794,452
Realty Income Corp., REIT	345,094	20,795,365
Spirit Realty Capital, Inc., REIT	106,957	4,601,290
STORE Capital Corp., REIT	245,276	8,202,029
Sun Communities, Inc., REIT	105,753	16,069,168
UDR, Inc., REIT	289,532	11,920,032

		217,521,655

Diversified — 18.3%
Alexander & Baldwin, Inc., REIT	67,575	1,180,535
American Finance Trust, Inc., REIT	107,002	948,038
Armada Hoffler Properties, Inc., REIT	56,964	735,405
Colony Capital, Inc., REIT (a)	473,528	2,803,286
CoreSite Realty Corp., REIT	42,045	5,117,297
Digital Realty Trust, Inc., REIT	275,460	37,112,726
Duke Realty Corp., REIT	365,703	14,353,843
EPR Properties, REIT	73,363	3,314,540
Equinix, Inc., REIT	87,607	56,799,122
Gaming and Leisure Properties, Inc., REIT	214,736	9,534,278
GEO Group, Inc. (The), REIT (a)	119,281	858,823
Gladstone Commercial Corp., REIT	33,686	629,254
Global Net Lease, Inc., REIT	87,979	1,634,650
iStar, Inc., REIT (a)	72,730	1,288,776
Lexington Realty Trust, REIT (a)	272,302	2,919,077
One Liberty Properties, Inc., REIT	16,192	346,671
PS Business Parks, Inc., REIT	20,273	2,936,747
Safehold, Inc., REIT (a)	13,055	995,444
UMH Properties, Inc., REIT	36,902	629,917
VICI Properties, Inc., REIT	527,646	15,037,911
Washington, REIT (a)	80,985	1,823,782
WP Carey, Inc., REIT	172,455	11,820,066

		172,820,188

INVESTMENTS	SHARES	VALUE($)

Health Care — 11.7%
CareTrust REIT, Inc., REIT	94,133	2,087,870
Community Healthcare Trust, Inc., REIT	21,881	959,044
Diversified Healthcare Trust, REIT (a)	234,268	1,054,206
Global Medical REIT, Inc., REIT	45,013	606,325
Healthcare Realty Trust, Inc., REIT	133,767	3,860,516
Healthcare Trust of America, Inc., Class A, REIT	214,901	5,836,711
Healthpeak Properties, Inc., REIT	529,304	15,397,453
LTC Properties, Inc., REIT	38,586	1,578,553
Medical Properties Trust, Inc., REIT	563,777	12,171,945
National Health Investors, Inc., REIT	43,977	3,002,310
Omega Healthcare Investors, Inc., REIT	223,191	8,289,314
Physicians Realty Trust, REIT	204,728	3,480,376
Sabra Health Care REIT, Inc., REIT	203,451	3,503,426
Universal Health Realty Income Trust, REIT	12,862	796,801
Ventas, Inc., REIT	368,273	19,481,642
Welltower, Inc., REIT	410,285	27,858,352

		109,964,844

Hotels — 4.7%
Apple Hospitality REIT, Inc., REIT	208,540	2,971,695
Chatham Lodging Trust, REIT*	46,180	643,287
DiamondRock Hospitality Co., REIT*	196,168	1,985,220
Host Hotels & Resorts, Inc., REIT	693,471	11,504,684
MGM Growth Properties LLC, Class A, REIT	129,247	4,267,736
Park Hotels & Resorts, Inc., REIT	231,648	5,038,344
Pebblebrook Hotel Trust, REIT (a)	128,716	2,916,705
RLJ Lodging Trust, REIT	162,251	2,547,341
Ryman Hospitality Properties, Inc., REIT	51,356	3,969,305
Service Properties Trust, REIT	162,050	2,080,722
Summit Hotel Properties, Inc., REIT*	103,918	1,075,551
Sunstone Hotel Investors, Inc., REIT	212,008	2,800,626
Xenia Hotels & Resorts, Inc., REIT	111,820	2,233,045

		44,034,261

Industrial — 13.0%
Americold Realty Trust, REIT	201,412	7,057,476
CyrusOne, Inc., REIT	118,404	7,770,855
EastGroup Properties, Inc., REIT	38,891	5,293,454
First Industrial Realty Trust, Inc., REIT	126,881	5,419,088
Industrial Logistics Properties Trust, REIT	64,205	1,365,640
Innovative Industrial Properties, Inc., REIT (a)	21,796	4,250,220
Monmouth Real Estate Investment Corp., REIT	91,595	1,586,425
Prologis, Inc., REIT	726,791	72,003,184
QTS Realty Trust, Inc., Class A, REIT (a)	63,226	3,927,599
Rexford Industrial Realty, Inc., REIT	121,704	5,807,715
STAG Industrial, Inc., REIT	146,725	4,629,174
Terreno Realty Corp., REIT	67,220	3,767,009

		122,877,839

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	5

JPMorgan BetaBuilders MSCI US REIT ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Office — 11.3%
Alexandria Real Estate Equities, Inc., REIT	132,670	21,186,072
American Assets Trust, Inc., REIT	50,379	1,565,779
Boston Properties, Inc., REIT	145,396	14,413,105
Brandywine Realty Trust, REIT	167,707	2,051,057
City Office REIT, Inc., REIT	42,669	433,517
Columbia Property Trust, Inc., REIT	112,536	1,589,008
Corporate Office Properties Trust, REIT	110,286	2,867,436
Cousins Properties, Inc., REIT	150,211	5,038,077
Douglas Emmett, Inc., REIT	172,432	5,647,148
Easterly Government Properties, Inc., REIT	79,870	1,755,543
Empire State Realty Trust, Inc., Class A, REIT (a)	142,863	1,572,922
Equity Commonwealth, REIT	119,479	3,370,503
Franklin Street Properties Corp., REIT	105,529	523,424
Highwoods Properties, Inc., REIT	102,162	4,082,393
Hudson Pacific Properties, Inc., REIT	149,581	3,827,778
JBG SMITH Properties, REIT	117,213	3,721,513
Kilroy Realty Corp., REIT	101,977	6,471,460
Mack-Cali Realty Corp., REIT (a)	89,183	1,245,886
Office Properties Income Trust, REIT	47,502	1,201,325
Paramount Group, Inc., REIT	173,169	1,605,277
Piedmont Office Realty Trust, Inc., Class A, REIT	123,917	2,114,024
SL Green Realty Corp., REIT (a)	71,554	4,942,235
VEREIT, Inc., REIT	214,666	8,371,974
Vornado Realty Trust, REIT	159,838	6,863,444

		106,460,900

Regional Malls — 4.2%
Macerich Co. (The), REIT (a)	110,215	1,423,978
Simon Property Group, Inc., REIT	322,615	36,429,686
Tanger Factory Outlet Centers, Inc., REIT (a)	91,877	1,446,144

		39,299,808

Shopping Centers — 5.0%
Acadia Realty Trust, REIT	84,820	1,603,946
Alexander’s, Inc., REIT	2,259	612,438
Brixmor Property Group, Inc., REIT	291,502	5,736,759
Federal Realty Investment Trust, REIT (a)	70,660	7,148,672
Kimco Realty Corp., REIT	425,232	7,794,503
Kite Realty Group Trust, REIT	82,784	1,586,969
Regency Centers Corp., REIT	166,830	9,138,948
Retail Opportunity Investments Corp., REIT	116,025	1,834,355
Retail Properties of America, Inc., Class A, REIT	210,649	2,218,134
RPT Realty, REIT	79,598	873,190
Saul Centers, Inc., REIT	13,806	489,009
Seritage Growth Properties, Class A, REIT* (a)	36,093	728,718
SITE Centers Corp., REIT	151,974	2,027,333
Urban Edge Properties, REIT	114,746	1,893,309

INVESTMENTS	SHARES	VALUE($)

Shopping Centers — continued
Urstadt Biddle Properties, Inc., Class A, REIT	29,495	475,459
Weingarten Realty Investors, REIT	119,693	3,039,005

		47,200,747

Storage — 8.2%
CubeSmart, REIT	191,985	7,095,766
Extra Space Storage, Inc., REIT	127,068	15,972,448
Iron Mountain, Inc., REIT (a)	283,321	9,856,738
Life Storage, Inc., REIT	71,677	6,013,700
National Storage Affiliates Trust, REIT	68,041	2,622,980
Public Storage, REIT	154,691	36,188,412

		77,750,044

Total Common Stocks (Cost $1,022,665,566)		937,930,286

Short-Term Investments — 5.3%

Investment Companies — 1.0%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.03% (b) (c) (Cost $9,743,503)	9,743,503	9,743,503

Investment of Cash Collateral From Securities Loaned — 4.3%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.14% (b) (c)	36,805,471	36,809,152
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (b) (c)	3,725,951	3,725,951

Total Investment of Cash Collateral From Securities Loaned (Cost $40,535,103)		40,535,103

Total Short-Term Investments (Cost $50,278,606)		50,278,606

Total Investments — 104.7% (Cost $1,072,944,172)		988,208,892
Liabilities in Excess of Other Assets — (4.7)%		(44,085,977)

NET ASSETS — 100.0%		944,122,915

Percentages indicated are based on net assets.

Abbreviations

REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at February 28, 2021. The total value of securities on loan at February 28, 2021 is $38,663,812.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of February 28, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

Futures contracts outstanding as of February 28, 2021:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
DJ US Real Estate Index	195	03/2021	USD	6,653,400	289,797

Abbreviations

USD	UnitedStates Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2021

JPMorgan BetaBuilders MSCI US REIT ETF
ASSETS:
Investments in non-affiliates, at value	$937,930,286
Investments in affiliates, at value	9,743,503
Investments of cash collateral received from securities loaned, at value (See Note 2.B.)	40,535,103
Cash	27,904
Deposits at broker for futures contracts	802,000
Receivables:
Investment securities sold	29,413,294
Dividends from non-affiliates	757,729
Dividends from affiliates	180
Securities lending income (See Note 2.B.)	7,653

Total Assets	1,019,217,652

LIABILITIES:
Payables:
Investment securities purchased	7,520,337
Collateral received on securities loaned (See Note 2.B.)	40,535,103
Fund shares redeemed	26,798,382
Variation margin on futures contracts	159,293
Accrued liabilities:
Management fees (See Note 3.A.)	81,622

Total Liabilities	75,094,737

Net Assets	$944,122,915

NET ASSETS:
Paid-in-Capital	$1,044,130,582
Total distributable earnings (loss)	(100,007,667)

Total Net Assets	$944,122,915

Outstanding number of shares (unlimited number of shares authorized — par value $0.0001)	11,450,000

Net asset value, per share	$82.46

Cost of investments in non-affiliates	$1,022,665,566
Cost of investments in affiliates	9,743,503
Investment securities on loan, at value (See Note 2.B.)	38,663,812
Cost of investment of cash collateral (See Note 2.B.)	40,535,103

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2021

JPMorgan BetaBuilders MSCI US REIT ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$296
Dividend income from non-affiliates	26,880,095
Dividend income from affiliates	5,339
Income from securities lending (net) (See Note 2.B.)	297,824

Total investment income	27,183,554

EXPENSES:
Management fees (See Note 3.A.)	1,013,552
Interest expense to non-affiliates	1,516

Total expenses	1,015,068

Net investment income (loss)	26,168,486

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(19,137,932)
In-kind redemptions of investments in non-affiliates	(38,302,731)
Futures contracts	490,100

Net realized gain (loss)	(56,950,563)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(2,251,170)
Futures contracts	520,696

Change in net unrealized appreciation/depreciation	(1,730,474)

Net realized/unrealized gains (losses)	(58,681,037)

Change in net assets resulting from operations	$(32,512,551)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan BetaBuilders MSCI US REIT ETF
	Year Ended February 28, 2021	Year Ended February 29, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$26,168,486	$18,248,268
Net realized gain (loss)	(56,950,563)	21,867,375
Change in net unrealized appreciation/depreciation	(1,730,474)	(89,222,724)

Change in net assets resulting from operations	(32,512,551)	(49,107,081)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(32,859,372)	(15,092,951)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(196,802,655)	1,134,468,601

NET ASSETS:
Change in net assets	(262,174,578)	1,070,268,569
Beginning of period	1,206,297,493	136,028,924

End of period	$944,122,915	$1,206,297,493

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$405,994,191	$1,284,582,953
Cost of shares redeemed	(602,796,846)	(150,114,352)

Total change in net assets resulting from capital transactions	$(196,802,655)	$1,134,468,601

SHARE TRANSACTIONS:
Issued	5,500,000	14,625,000
Redeemed	(8,650,000)	(1,700,000)

Net increase (decrease) in shares from share transactions	(3,150,000)	12,925,000

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

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FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions

JPMorgan BetaBuilders MSCI US REIT ETF
Year Ended February 28, 2021	$82.62	$2.07	$0.28	(f)	$2.35	$(2.51)	$—	$(2.51)
Year Ended February 29, 2020	81.21	2.55	0.80	(f)	3.35	(1.85)	(0.09)	(1.94)
June 15, 2018 (h) through February 28, 2019	75.67	1.85	5.10		6.95	(1.35)	(0.06)	(1.41)

(a)	Annualized for periods less than one year, unless otherwise indicated.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)

Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.

(f)

Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

(g)

Prior to November 1, 2019, the Fund may have waived fees if expenses exceeded the expense cap. On November 1, 2019, the Fund adopted a unitary fee structure where a management fee is accrued by the fund based on prior day net assets and other expenses are paid by the Advisor.

(h)	Commencement of operations.
(i)

Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

Ratios/Supplemental data
						Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)		Net assets, end of period	Net expenses		Net investment income (loss)	Expenses without waivers and reimbursements		Portfolio turnover rate (c)

$82.46	$82.56	3.37%	3.36%		$944,122,915	0.11%		2.82%	0.11%		7%
82.62	82.73	4.06	4.18		1,206,297,493	0.11		2.88	0.16	(g)	5
81.21	81.22	9.40	9.41	(i)	136,028,924	0.11	(j)	3.37	0.40	(g)(j)	5

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	13

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2021

1. Organization

J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. JPMorgan BetaBuilders MSCI US REIT ETF (the “Fund” or “MSCI US REIT ETF”) is a separate diversified series of the Trust covered in this report.

The investment objective of the Fund is to seek investment results that closely correspond, before fees and expenses, to the performance of the MSCI US REIT Custom Capped Index.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

Shares of the Fund are listed and traded at market price on the Cboe BZX Exchange, Inc. Market prices for the Fund’s shares may be different from its net asset value (“NAV”). The Fund issues and redeems its shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, typically 25,000 shares, referred to as “Creation Units.”

Creation Units are issued and redeemed principally in-kind for a basket of securities. A cash amount may be substituted if the Fund has sizeable exposure to market or sponsor restricted securities. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Fund (each, an “Authorized Participant”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAV of the Fund is calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

14	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$988,208,892	$—	$—	$988,208,892

Appreciation in Other Financial Instruments
Futures Contracts (a)	$289,797	$—	$—	$289,797

(a)	Please refer to the SOI for specifics of portfolio holdings.

B. Securities Lending — The Fund is authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents the Fund’s value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Fund as of February 28, 2021.

Investment Securities On Loan, at value, Presented in the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$38,663,812	$(38,663,812)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived management fees charged to the Fund to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the year ended February 28, 2021, JPMIM waived fees associated with the Fund’s investment in the JPMorgan U.S. Government Money Market Fund as follows:

$6,018

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

C. Investment Transactions with Affiliates — The Fund invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	15

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2021 (continued)

the table below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below.

For the year ended February 28, 2021
Security Description	Value at February 29, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2021	Shares at February 28, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.14% (a)(b)	$46,004,799	$362,000,000	$371,199,999	$4,352	*	$—	$36,809,152	36,805,471	$255,948	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a)(b)	4,817,421	269,655,764	270,747,234	—		—	3,725,951	3,725,951	16,952	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.03% (a)(b)	10,488,851	79,459,523	80,204,871	—		—	9,743,503	9,743,503	5,339		—

Total	$61,311,071	$711,115,287	$722,152,104	$4,352		$—	$50,278,606		$278,239		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

D. Futures Contracts — The Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Fund also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Fund’s futures contracts activity during the year ended February 28, 2021:

Futures Contracts — Equity:
Average Notional Balance Long	$6,915,950
Ending Notional Balance Long	6,653,400

16	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of February 28, 2021, no liability for Federal income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(45,488,279)	$(25,953)	$45,514,232

The reclassifications for the Fund relate primarily to redemptions in-kind.

3. Fees and Other Transactions with Affiliates

A. Management Fee — JPMIM manages the investments of the Fund pursuant to the Management Agreement. For such services, JPMIM is paid a fee, which is accrued daily and paid no more frequently than monthly at an annual rate of 0.11% of the Fund’s average daily net assets. Under the Management Agreement, JPMIM is responsible for substantially all expenses of the Fund, (including expenses of the Trust relating to the Fund), except for the management fee, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable. For the avoidance of doubt, the Adviser’s payment of such expenses may be accomplished through the Fund’s payment of such expenses and a corresponding reduction in the fee payable to the Adviser, provided, however, that if the amount of expenses paid by the Fund exceeds the fee payable to the Adviser, the Adviser will reimburse the Fund for such amount.

B. Administration Fee — JPMIM provides administration services to the Fund. Pursuant to the Management Agreement for the Fund, JPMIM is compensated as described in Note 3.A.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the management fees payable to JPMIM.

C. Custodian, Accounting and Transfer Agent Fees — JPMCB provides custody, accounting and transfer agency services to the Fund. For performing these services, JPMIM pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses.

Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of Fund shares. These fees are paid to JPMIM to offset certain custodian charges that are covered by the Management Agreement.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2021 (continued)

D. Distribution Services — The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. JPMDS receives no fees for their distribution services under the distribution agreement with the Trust (the “Distribution Agreement”). Although the Trust does not pay any fees under the Distribution Agreement, JPMIM pays JPMDS for certain distribution related services.

E. Waivers and Reimbursements — The Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The fees for the affiliated money market funds are covered under the Management Agreement as described in Note 3.A.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers receive no compensation from the Fund for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The fees associated with the office of the Chief Compliance Officer are paid for by JPMIM as described in Note 3.A.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended February 28, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$74,689,600	$65,633,204

During the year ended February 28, 2021, there were no purchases or sales of U.S. Government securities.

For the year ended February 28, 2021, in-kind transactions associated with creations and redemptions were as follows:

In-Kind Creations	In-Kind Redemptions
$397,742,814	$593,249,998

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 28, 2021 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,077,816,377	$26,267,132	$115,584,820	$(89,317,688)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended February 28, 2021 was as follows:

Ordinary Income*	Total Distributions Paid
$32,859,372	$32,859,372

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended February 29, 2020 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$13,846,312	$1,246,639	$15,092,951

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of February 28, 2021, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$566,889	$(9,894,049)	$(89,317,688)

18	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

The cumulative timing differences primarily consist of late year ordinary loss deferrals and wash sale loss deferrals.

As of February 28, 2021, the Fund had net capital loss carryforwards which are available to offset future realized gains:

Capital Loss Carryforward Character
Short-Term	Long-Term
$9,894,049	$—

Late year ordinary losses incurred after December 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended February 28, 2021, the Fund deferred to March 1, 2021 the following net capital losses of:

Late Year Ordinary Loss Deferral
$1,362,819

6. Capital Share Transactions

The Trust issues and redeems shares of the Fund only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the Statement of Changes in Net Assets.

Shares of the Fund may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Fund’s shares outstanding and act as executing or clearing broker for investment transactions on behalf of the Fund. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of February 28, 2021, JPMorgan SmartRetirement Funds and SmartRetirement Blend Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Fund as follows:

JPMorgan SmartRetirement Blend Funds	JPMorgan SmartRetirement Funds
52.4%	17.7%

Significant shareholder transactions by these shareholders may impact the Fund’s performance and liquidity.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses.

Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in Shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Fund’s holdings. During such periods, investors may incur significant losses if shares are sold.

The Fund may not track the return of its underlying index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to its underlying index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the underlying index. In addition, the Fund’s return may differ from the return of its underlying index as a result of, among other things, pricing differences and the inability to purchase certain securities included in the underlying index due to regulatory or other restrictions. To the extent of the previously outlined items, the Fund’s return may differ from the return of the underlying index.

Because the Fund may invest a significant portion of its assets in real estate investment trusts (“REITs”), the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

The Fund is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate other pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of J.P. Morgan Exchange-Traded Fund Trust and Shareholders of JPMorgan BetaBuilders MSCI US REIT ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan BetaBuilders MSCI US REIT ETF (one of the funds constituting J.P. Morgan Exchange-Traded Fund Trust, referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statements of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the two years in the period ended February 28, 2021 and for the period June 15, 2018 (commencement of operations) through February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the two years in the period ended February 28, 2021 and for the period June 15, 2018 (commencement of operations) through February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

April 23, 2021

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

20	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

TRUSTEES

(Unaudited)

The Funds’ Statements of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-844-457-6383 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth; Positions With the Funds since)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held During the Past 5 Years
Independent Trustees

Gary L. French (1951); Trustee of the Trust since 2014	Real Estate Investor (2011–present); Consultant to the Mutual Fund Industry (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011–2017).	36	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).

Robert J. Grassi (1957); Trustee of the Trust since 2014	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	36	None.

Thomas P. Lemke (1954); Trustee of the Trust since 2014	Retired; Executive Vice President and General Counsel, Legg Mason (2005-2013).	36	SEI family of funds — Independent Trustee of Advisors’ Inner Circle Fund III (20 portfolios) (from February 2014 to present); Independent Trustee of Winton Diversified Opportunities Fund (from December 2014 to 2018); Independent Trustee of Gallery Trust (from August 2015 to present); Independent Trustee of Schroder Series Trust (from February 2017 to present); Independent Trustee of Schroder Global Series Trust (from February 2017 to present); Independent Trustee of O’Connor EQUUS (May 2014-April 2016); Independent Trustee of Winton Series Trust (December 2014-March 2017); Independent Trustee of AXA Premier VIP Trust (2014-June 2017); Independent Director of The Victory Funds (or their predecessor funds) (35 portfolios) (2014-March 2015); Symmetry Panoramic Trust (16 portfolios) (2018-present).

Lawrence R. Maffia (1950); Trustee of the Trust since 2014	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	36	Director, ICI Mutual Insurance Company (1999-2013).

Emily A. Youssouf (1951); Trustee of the Trust since 2014	Clinical Professor, NYU Schack Institute of Real Estate (2009–present); Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019–present), Member of Related Parties Committee (2013–2018) and Member of the Enterprise Risk Committee (2015–2018), PennyMac Financial Services, Inc.; Board Member (2005–2018), Chair of Capital Committee (2006–2016), Chair of Audit Committee (2005–2018), Member of Finance Committee (2005–2018) and Chair of IT Committee (2016–2018), NYC Health and Hospitals Corporation.	36	Trustee, NYC School Construction Authority (2009-present); Board Member, NYS Job Development Authority (2008-present); Trustee and Chair of the Audit Committee of the Transit Center Foundation (2015-2019).
Interested Trustee

Robert E. Deutsch (2) (1957); Chairman and Trustee of the Trust since 2014	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	36	Board of Directors of the JUST Capital Foundation (2017–present).

(1)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. Thirty one series of the Trust have commenced operations.

(2)	Mr. Deutsch is an interested trustee because he was an employee of the Adviser until August 2017.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	21

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Joanna Gallegos (1975), President and Principal Executive Officer (2017)	Managing Director, Global Head of ETF Strategy. Previously, Head of J.P. Morgan Asset Management’s U.S. Exchange Traded Funds business from July 2017 to December 2019 and Head of J.P. Morgan Asset Management’s ETF Product Development team from August 2013 to July 2017.

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2020), Assistant Treasurer (2019-2020)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Brian S. Shlissel (1964), Vice President (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014.

Paul Shield (1960), Vice President and Assistant Treasurer (2016)	Managing Director and head of Business Management for JPMorgan Asset Management’s Exchange Traded Fund platform since 2013.

Elizabeth A. Davin (1964), Secretary (2018)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Stephen M. Ungerman (1953), Chief Compliance Officer (2014)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Jessica K. Ditullio (1962), Assistant Secretary (2014)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2019)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2014)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Gregory S. Samuels (1980), Assistant Secretary (2014)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan Lewis & Bockius (law firm) from 2012 to 2016.

Frederick J. Cavaliere (1978), Assistant Treasurer (2015)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2016; formerly, Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2010 to February 2016. Mr. Cavaliere has been with JPMorgan since May 2006.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2014)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Shannon Gaines (1977), Assistant Treasurer (2019)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Nektarios E. Manolakakis (1972), Assistant Treasurer (2020)	Executive Director, J.P. Morgan Investment Management Inc. since February 2021; formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Vice President, J.P. Morgan Corporate & Investment Bank 2010-2014.

Todd McEwen (1981), Assistant Treasurer (2020)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) Mr. McEwen has been with J.P. Morgan Investment Management Inc. since 2010.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.
**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.
***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

22	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on your purchase and sales of Fund shares and (2) ongoing costs, primarily management fees. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period September 1, 2020 and continued to hold your shares at the end of the reporting period, February 28, 2021.

Actual Expenses

For the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Annualized Expense Ratio	Expenses Paid During the Period
JPMorgan BetaBuilders MSCI US REIT ETF
Actual	$1,000.00	$1,123.80	0.11%	$0.58
Hypothetical	1,000.00	1,024.25	0.11	0.55

(1)	Expenses are equal to each Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	23

BOARD APPROVAL OF MANAGEMENT AGREEMENT

(Unaudited)

JPMorgan BetaBuilders MSCI US REIT ETF

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to their annual consideration of management agreements at each meeting. The Board also meets specifically to consider management agreement annual renewals. The Board of Trustees held meetings on November 5, 2020 and December 7-8, 2020, at which the Trustees considered the continuation of the management agreement (the “Management Agreement”) for JPMorgan BetaBuilders MSCI US REIT ETF (the “Fund”). The meetings were held by videoconference in reliance upon the Division of Investment Management Staff Statement on Fund Board Meetings and Unforeseen or Emergency Circumstances Related to Coronavirus Disease 2019. In connection with the meetings, the Board reviewed and considered performance, expense and other information individually for the Fund. The Trustees, including a majority of the Trustees who are not “Interested Persons” (as defined in the 1940 Act) of any party to the Management Agreement or any of their affiliates, approved the continuation of the Management Agreement.

As part of their review of the Management Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information included the Fund’s performance as compared to the performance of its benchmark and analyses by the Adviser of the Fund’s performance. In addition, in preparation for the December meeting, the Trustees requested, received and evaluated extensive materials from the Adviser, including expense information compiled by Broadridge Investor Communications Solutions Inc. (“Broadridge”), an independent provider of investment company data, and met with representatives of Broadridge. Before voting on the Management Agreement, the Trustees reviewed the Management Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Management Agreement. The Trustees also discussed the Management Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Management Agreement is provided below. The Trustees considered information provided with respect to the Fund over the course of the year, as well as the materials furnished specifically in connection with this annual renewal process. Each Trustee attributed his or her own evaluation of the significance of the various factors and no factor alone was considered determinative. As part of their review process, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation received by the Adviser from the Fund under the Management Agreement was fair and reasonable and that the continuance of the Management Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under its Management Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. Among other things, the Trustees considered:

(i)	The background and experience of the Adviser’s senior management and investment personnel;
(ii)	The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund;
(iii)	The investment strategy for the Fund, and the infrastructure supporting the portfolio management teams;
(iv)	Information about the structure and distribution strategy of the Fund and how it fits within the Trust’s other fund offerings;
(v)	The administration services provided by the Adviser under the Management Agreement;
(vi)	Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trust and in the financial industry generally;
(vii)	The overall reputation and capabilities of the Adviser and its affiliates;
(viii)	The commitment of the Adviser to provide high quality service to the Fund;
(ix)	Their overall confidence in the Adviser’s integrity;
(x)	The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them; and
(xi)

The Adviser’s business continuity plan and steps the Adviser and its affiliates were taking to provide ongoing services to the Fund during the COVID-19 pandemic, and the Adviser’s and its affiliates’ success in continuing to provide services to the Fund and its shareholders throughout this period.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received, reviewed, considered and discussed information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using allocation methodologies developed by

24	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

the Adviser. The Trustees also recognized that it is difficult to make direct comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Management Agreement was not unreasonable in light of the services and benefits provided to the Fund.

The Trustees also considered that under the Management Agreement, the Adviser earns fees from the Fund for providing administrative services and considered fees paid to J.P. Morgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, transfer agency and other related services for the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationships with the Fund. Additionally, the Trustees considered that any fall-out or ancillary benefits would be comparable to those related to the other funds in the complex.

The Trustees also considered the benefits the Adviser receives as the result of JPMCB’s roles as custodian, fund accountant and transfer agent for the Fund.

Economies of Scale

The Trustees considered the extent to which the Fund will benefit from economies of scale. The Trustees noted that the management fee schedule for the Fund does not contain breakpoints. The Trustees considered that shareholders would benefit because expenses would be limited even when a Fund was new and not achieving economies of scale. The Trustees considered the fact that increases in assets would not lead to fee decreases even if economies of scale are achieved, but also that the Trustees would have the opportunity to further review the appropriateness of the fee payable to the Adviser under the Management Agreement in the future. After considering the factors identified above, the Trustees concluded that the Fund’s shareholders will receive the benefits of potential economies of scale.

Fees Relative to Adviser’s Other Clients

The Trustees requested and received and considered information about the nature and extent of investment advisory services and fee rates offered to other investment companies and/or institutional accounts advised by the Adviser in the same asset class as the Fund. The Trustees noted the Adviser’s view that it does not manage other accounts with substantially similar investment strategies as that of the Fund. The Trustees concluded that the fees charged to the Fund in comparison to those charged to such other clients were reasonable.

Investment Performance

The Trustees considered the Fund’s investment strategy and processes, portfolio management teams and competitive positioning against peer funds, as identified by Broadridge and/or management. As part of this review, the Trustees reviewed the Fund’s performance against its benchmark and considered the Fund’s performance information provided at regular Board meetings by the Adviser. After consideration, the Trustees determined that the Fund’s performance was consistent with its investment objective.

Management Fees and Expense Ratios

The Trustees considered the contractual management fee rate paid by the Fund to the Adviser and compared the rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Morningstar category as the Fund. This review included ranking of the Fund within an expense universe made up of funds with the same Morningstar investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”). The Trustees reviewed a description of Broadridge’s methodology for selecting funds in the Peer Group and Universe, as applicable. The Trustees also reviewed information about other expenses and the total expense ratio for the Fund. The Trustees compared the management fee for the Fund to fees charged to mutual funds and/or institutional accounts with similar investment objectives or in similar asset classes managed by the Adviser. The Trustees recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Trustees considered how the Fund is positioned against peer funds, as identified by management and/or Broadridge and noted that the Fund’s management fee was appropriate when compared to identify peer funds. The Trustees’ determinations as a result of the review of the Fund’s management fees and expense ratios are summarized below:

The Trustees noted that the Fund’s net management fee was in the third and first quintiles of the Peer Group and Universe, respectively, and that the actual total expenses were in the second and first quintiles of the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was reasonable.

FEBRUARY 28, 2021	J.P. MORGAN EXCHANGE-TRADED FUNDS	25

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended February 28, 2021. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2021. The information necessary to complete your income tax returns for the calendar year ending December 31, 2021 will be provided under separate cover.

Section 199A Income

The Fund had the following amount, or maximum allowable amount, of ordinary income distributions treated as section 199A dividends for the period ended February 28, 2021:

$24,239,441

26	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2021

J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co.

Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management businesses of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. February 2021.	AN-RETF-221

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial experts are Gary L. French, Robert J. Grassi, Thomas P. Lemke, Lawrence R. Maffia and EmilyA. Youssouf, each of which is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2021 – $526,980

2020 – $646,000

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2021 – $59,892

2020 – $64,752

Audit-related fees consist of security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2021 – $145,359

2020 – $156,012

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended February 28, 2021 and 2020, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2021 – $0

2020 – $0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by- case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2021 – 0.0%

2020 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2020 – $30.2 million

2019 – $27.9 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are Gary L. French, Robert J. Grassi, Thomas P. Lemke, Lawrence R. Maffia and Emily A. Youssouf.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Exchange-Traded Fund Trust

By:	/s/ Joanna M. Gallegos
Joanna M. Gallegos
President and Principal Executive Officer
April 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joanna M. Gallegos
Joanna M. Gallegos
President and Principal Executive Officer
April 30, 2021

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
April 30, 2021